As filed with the Securities and Exchange Commission on July 27, 2018

File No. 333-222353

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

X Pre-Effective Amendment No. 2

☐ Post-Effective Amendment No.

WASATCH FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(801) 533-0777

(Area Code and Telephone Number)

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, IL 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Title of securities being registered: Shares of beneficial interest, no par value, of the Registrant.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

WASATCH FUNDS TRUST

Important Information for Shareholders of Wasatch Long/Short Fund

At a special meeting of shareholders of Wasatch Long/Short Fund (the “Target Fund”), a series of Wasatch Funds Trust (the “Trust”), you will be asked to vote on the reorganization of your fund into Wasatch Global Value Fund (formerly, Wasatch Large Cap Value Fund) (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”). The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that you vote FOR the proposal.

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience we have provided the following brief overview of the matter to be voted on.

Q.        Why is the Reorganization being proposed?

A.        Wasatch Advisors, Inc. (the “Advisor”), the investment advisor to the Target Fund and the Acquiring Fund, has proposed the Reorganization given the limited future growth prospects of the Target Fund, its relative poor performance and the economic infeasibility of the Target Fund over the long term in light of the costs associated with the continued operation of the Target Fund and its likely inability to attract assets in the foreseeable future. In evaluating the Target Fund and the Acquiring Fund, the Advisor recognized the material differences between the investment objectives and principal investment strategies of the Funds. In particular, the Target Fund is a long/short fund investing primarily in the equity securities of domestic companies by maintaining long and short equity positions, whereas the Acquiring Fund is a global value fund that invests primarily in the equity securities of foreign and domestic companies and does not employ a short sale strategy.

    Although the investment objectives and strategies are materially different between the Target Fund and the Acquiring Fund, the Advisor has proposed the Reorganization with the Acquiring Fund due, in part, to the similar valuation process used by the Advisor to evaluate potential investments for the Funds despite the differing investment strategies; the overlap of portfolio holdings between the Funds; the relative performance of the Acquiring Fund compared to the Target Fund; the lower contractual management fee and estimated lower gross and net expense ratio (before and after fee waivers) of the combined fund for both share classes; the lower contractual expense cap of the Acquiring Fund which would be in effect through January 31, 2020; and the anticipated federal income tax-free nature of the Reorganization compared to a taxable event for shareholders if the Target Fund was liquidated. For additional information, see “Approval of the Proposed Reorganization by the Board of Trustees” at page 37.

Q.        How will the Reorganization affect my shares?

A.        Upon the closing of the Reorganization, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder. Shareholders of Investor Class shares and Institutional Class shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Q.        Will Target Fund shareholders incur sales loads or contingent deferred sales charges on Acquiring Fund shares received in the Reorganization?

A.        No. Neither Fund charges a front-end sales load or a contingent deferred sales charge.

Q.        Are the Funds managed by the same Advisor?

A.        Both Funds are advised by Wasatch Advisors, Inc. Beginning October 2017, both Funds are managed by David Powers.

Q.        How do the Funds’ investment objectives and principal investment strategies compare?

A.        You should note that the Funds’ investment objectives and principal investment strategies are materially different. The Target Fund’s investment objective is capital appreciation, and the Acquiring Fund’s investment objective is capital appreciation and income. While the investment objectives of both Funds share a capital appreciation component, the Target Fund’s objective also includes income.

    In addition, while both Funds invest primarily in equity securities, generally common stock, the Funds follow materially different investment strategies. The Target Fund is a long/short fund and pursues its investment objective by maintaining long equity positions and short equity positions. When the Target Fund takes a long position, it purchases the security outright. When the Fund takes a short position, it sells a security that it does not own in hope of repurchasing such security at a lower price. The use of both long and short positions allows the Advisor to invest based on both its positive and negative views on individual stocks. Unlike the Target Fund, the Acquiring Fund does not engage in short sales as a principal investment strategy but rather invests primarily in equity securities of domestic and foreign securities through a long only portfolio. The Target Fund further seeks to achieve higher risk-adjusted returns with lower volatility compared to the equity markets (as represented by the S&P 500), whereas the Acquiring Fund does not have a similar mandate.

    The Target Fund also invests primarily in the equity securities of domestic companies and has limited exposure to foreign securities. The Acquiring Fund, however, is a global value fund that invests its net assets primarily in the equity securities of foreign and domestic companies of all market capitalizations. The Acquiring Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Acquiring Fund will invest a significant portion of its total assets in securities of companies domiciled in foreign countries (under normal market conditions, at least 40% will be invested outside the United States, or if conditions are not favorable, 30% of its assets will be invested outside the United States). The Acquiring Fund is also permitted to invest a significant amount of its total assets at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index, including the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America and Africa (under normal market conditions we expect to invest between 5% to 50% in securities domiciled in emerging and frontier markets ). Securities issued by foreign companies incorporated outside the United States whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation. Accordingly, to qualify as a foreign company under the above limitations, the company must be incorporated outside the United States and its securities principally traded in a foreign jurisdiction.

    As a principal investment strategy, the Target Fund is permitted to invest in early stage companies, initial public offerings, and fixed income securities of any maturity, including those that are less than investment grade known as “junk bonds.” The Acquiring Fund, however, is permitted to invest in investment grade fixed-income securities, early stage companies and IPOs but not as a principal investment strategy. The Acquiring Fund is not permitted to invest in “junk bonds.”

    Beginning October 2017, the Funds share the same portfolio manager. Although the Funds have material differences in their investment strategies, the portfolio manager of the Funds employs a similar valuation analysis to evaluate potential investment opportunities for the Funds which emphasizes company fundamentals (such as, price-to-sales, price-to-book, price-to-earnings, price/earnings-to-growth ratios and discounted cash flow models) as well as considers other economic and market factors. Further, both Funds have generally acquired larger capitalization companies. In this regard, the Acquiring Fund is permitted to invest in companies of any size but is expected to invest a significant portion of the Fund’s assets in U.S. and foreign companies with a market capitalization of over US $5 billion at the time of purchase. The Target Fund also is permitted to invest in the equity securities of U.S. companies with a market capitalization of at least $100 million at the time of purchase, and the Target Fund has historically been invested in securities of over US $5 billion, similar to the Acquiring Fund. For comparison, as of June 30, 2018 the Target Fund invested 88% of its assets in securities of U.S. companies with a market capitalization of over US $5 billion and the Acquiring Fund invested 85% of its assets in securities of U.S. and foreign companies with a market capitalization of over US $5 billion. As of June 30, 2018, eighteen of the twenty larger cap U.S. companies held by the Target Fund (approximately 70% of the Target Fund’s portfolio) were also held by the Acquiring Fund.

    A more detailed comparison of the principal investment strategies of the Funds is contained in the Proxy Statement/Prospectus. Please see the section entitled “Comparison of the Funds – Investment Objectives” and “Comparison of the Funds –Principal Investment Strategies” for additional information.

Q.        Will the portfolio of the Target Fund be repositioned as a result of the Reorganization?

A.        Yes. The Target Fund’s portfolio will be repositioned in connection with the Reorganization. The companies currently held in the Target Fund that are not also held in the Acquiring Fund (approximately 6% of the value of the Target Fund) will be sold prior to the Reorganization. In addition, the short positions in the Target Fund will be closed (approximately 22% of the value of the Target Fund) prior to the Reorganization. The total estimated expenses of the Reorganization of the Target Fund are $394,000 which includes, among other things, the legal, audit and proxy solicitation fees of approximately $338,000, and brokerage costs. Brokerage costs are the only transaction cost associated with the repositioning of the Target Fund, which are estimated at approximately $56,000 (0.09% of the Target Fund’s net assets) assuming it had occurred as of March 31, 2018. The Advisor and the Target Fund have agreed to split evenly the costs of the Reorganization, subject to contractual expense caps. Accordingly, based on these estimates, approximately $197,000 of these costs are expected to be paid by the Target Fund and approximately $197,000 will be paid by the Advisor. These are estimates and actual amounts may vary. There are some foreign securities that cannot be purchased until the Reorganization is complete. The Acquiring Fund and indirectly its shareholders (including former shareholders of the Target Fund who hold shares in the Acquiring Fund) are estimated to incur approximately $20,000 in brokerage commissions related to the acquisition of portfolio securities from cash received in the Reorganization. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceed the Fund’s current expense cap, the Advisor will pay more of the Reorganization expenses as necessary to keep each Fund’s share classes operating within their respective expense cap.

Q.        How do the principal risks of the Target Fund and the Acquiring Fund compare?

A.        As both Funds invest in equity securities through long positions, both Funds are subject to market risk that the price of securities will decline. As a result of the differences in the principal investment strategies of the Funds, however, certain principal risks of the Funds are also materially different. As noted, the Target Fund as a long/short fund engages in short sales as a principal investment strategy and therefore is subject to risks associated with short sales, including experiencing losses if the market price of the security increases, reducing the returns of the Target Fund compared to if the Fund held only long positions, increasing the Target Fund’s liquidity risk and exposing the Target Fund to the risk that the third party will not honor its contract terms. Unlike the Target Fund, the Acquiring Fund does not employ a short sale strategy as a principal investment strategy and therefore does not have the related principal risk.

    Unlike the Target Fund which invests primarily in the equity securities of domestic companies, the Acquiring Fund may invest a significant portion of its total assets in foreign securities, including in equity securities of companies domiciled in emerging and frontier markets. The Acquiring Fund is therefore exposed to risks associated with investing in foreign securities, including, among other things, more volatility; less liquidity; different regulatory, accounting and auditing standards; less publicly available information; fluctuations in currency exchange rates; and restrictions on repatriating investments or income and such risks can be further increased for emerging and frontier markets.

    The Target Fund is also subject to certain additional principal risks related to investment strategies that are its principal investment strategies but are not principal investment strategies of the Acquiring Fund (including investments in initial public offerings, fixed-income securities including those that are less than investment grade, and early stage companies). A more detailed comparison of the principal risks of the Funds is contained in Proxy Statement/Prospectus. Please see the section entitled “ Risk Factors” for additional information.

Q.        Do the Target Fund and the Acquiring Fund have different fundamental and non-fundamental investment restrictions?

A.        The Target Fund and the Acquired Fund are both part of the Wasatch Funds Trust, and the Trust has adopted the same stated fundamental and non-fundamental investment restrictions for both Funds, subject to certain exceptions. In particular, the Acquiring Fund has a fundamental investment restriction, in general terms, prohibiting it from investing more that 5% of its total assets in any one issuer or holding more than 10% of the outstanding voting securities of such issuer except that up to 25% of the Acquiring Fund’s total assets may be invested without regard to such limitations, and various U.S. government, agency and instrumentality obligations or repurchase agreements secured by such obligations are also excluded from such limitations. The Target Fund does not have such a fundamental restriction. In addition, the Acquiring Fund has adopted the following two non-fundamental investment restrictions that the Acquiring Fund will not (a) make investments for the purpose of exercising control or management and (b) invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations (i.e., companies in the process of reorganization or buy-out). The Target Fund has not adopted such non-fundamental investment restrictions. Further, the non-fundamental investment policies of the Funds may be changed upon Board approval without shareholder approval. See the section of the Proxy/Statement Prospectus entitled “Comparison of the Funds” for additional information regarding the Funds’ fundamental and non-fundamental investment restrictions.

Q.        How do the investment performance of the Acquiring Fund and the Target Fund compare?

A.        The Acquiring Fund formerly had been a large cap value fund investing primarily in the equity securities of domestic companies with a market capitalization of $5 billion at time of purchase and as of February 2017, the Acquiring Fund increased its ability to invest up to 20% of its total assets in the securities issued by foreign companies in developed or emerging markets. The Fund sought to further expand its foreign investment exposure becoming a global value fund as of October 31, 2017. Accordingly, the performance information prior to such date would be for the prior investment strategy and would not reflect the current investment strategy. In comparing past performance, the Investor Class shares of the Acquiring Fund outperformed the Investor Class shares of the Target Fund for the one-, three-, five- and ten-year periods ended December 31, 2017. Furthermore, based on the Investor Class shares for the calendar years from 2008 through 2017, the Acquiring Fund outperformed the Target Fund in six of those ten calendar years. Although the inception dates of the Institutional Class shares of the Global Value Fund and Long/Short Fund was January 31, 2012 and December 13, 2012, respectively, the performance of the Institutional Class of a Fund was similar to that of its Investor Class as the classes are invested in the same portfolio of securities and differences in performance between the classes would be principally attributed to differences in expenses. However, you should be aware that the usefulness of the comparisons of the performance may be limited given that the performance history of the Acquiring Fund does not reflect the recent changes to its principal investment strategies.

Q.        How will the Reorganization impact fees and expenses?

A.        Based on the unaudited annualized expenses as of March 31, 2018, the total gross and net annual operating expenses are expected to decrease for the shareholders of both classes of the Target Fund following the Reorganization. In this regard, the management fee will be reduced from 1.10% for the Target Fund to 0.90% for the combined Acquiring Fund for both classes. The total gross annual fund operating expenses of the Investor Class and Institutional Class shares of the Target Fund of 1.91% and 1.77%, respectively, are estimated to be reduced to 1.20% and 1.13%, respectively, based on the pro forma gross expenses of the combined fund as a result of the proposed Reorganization. The net annual fund operating expenses of the Investor Class and Institutional Class shares of the Target Fund of 1.86% and 1.36%, respectively, are estimated to be reduced to 1.10% and 0.95%, respectively, based on the pro forma net expenses of the combined fund as a result of the proposed Reorganization. Pro forma amounts are estimated and actual operating expenses may vary.

            In addition, the total annual fund operating expenses after waivers is based on a contractual expense limitation agreement pursuant to which the Advisor has contractually agreed to waive fees and/or reimburse expenses of the Target Fund and the Acquiring Fund so that total annual operating expenses of each class of the respective Fund do not exceed certain levels (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business). The expense limitation on both classes of the Acquiring Fund is lower than the expense limitation on the corresponding class of the Target Fund, and the contractual expense agreement of the Acquiring Fund will remain in effect through January 31, 2020 compared to January 31, 2019 for the Target Fund. If the expense cap of the Acquiring Fund is not renewed after January 31, 2020, the total annual fund operating expenses after waivers of the Acquiring Fund could increase depending upon, among other things, the size of the Acquiring Fund at that time.

    Under the expense limitation agreement of both Funds, the Advisor may recoup certain amounts previously paid. In this regard, to calculate the required waiver or reimbursement, the Advisor will waive or reimburse expenses each day that the amount of the annualized operating expenses of a class exceeds its expense limit; however, the Advisor may be reimbursed such amounts on any day during the fiscal year the annualized expenses of a class are below its expense limit to the extent the reimbursement does not cause the class’s expenses to exceed the expense cap. The Fund may only make repayments to the Advisor if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Regardless of the ability to recoup expenses under the terms of the current expense limitation agreement, the Advisor has agreed that it will not attempt to recoup any Reorganization expenses from the Target Fund.

    See the section entitled “Comparison of the Funds – Fees and Expenses” in the Proxy Statement/Prospectus for additional information.

Q.        Why does the Board recommend the Reorganization?

A.        The Board of Trustees, including the Independent Trustees, approved the Reorganization. The Board concluded that the Reorganization was in the best interests of the Target Fund and the Acquiring Fund and their respective shareholders, and further that the interests of existing shareholders of each Fund would not be diluted as a result of the Reorganization. The Board considered various factors in evaluating the Reorganization and reaching its conclusion, with no single factor identified as all-important or controlling, including, among other things:

•	the compatibility of the Funds’ investment objectives, principal investments strategies and related risks;
•	the consistency of portfolio management;
•	the Funds’ relative sizes;
•	the relative fees and expense ratios of the Funds, including the contractual expense caps on the combined fund’s expenses for both share classes;
•	the anticipated federal income tax-free nature of the Reorganization;
•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;
•	the terms of the Reorganization and whether the Reorganization would dilute the interests of the shareholders;
•	the effect of the Reorganization on shareholder rights;
•	alternatives to the Reorganization, and
•	any potential benefits of the Reorganization to the Advisor and its affiliates as a result of the Reorganization.

For a more complete discussion of the Board’s considerations, please see the section entitled “Approval of the Proposed Reorganization by the Board of Trustees” in the Proxy Statement/Prospectus.

Q.        Will the Reorganization create a taxable event for me?

A.        No. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. The Target Fund is not expected to have any capital gain distributions as a direct result of the Reorganization. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. In addition, the Target Fund may recognize gains or losses as a result of portfolio sales and closing of short positions effected prior to the Reorganization, including sales anticipated in connection with the repositioning described above. Such gains or losses may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund to its shareholders, and may increase or decrease the Target Fund’s capital loss carryforwards. The Target Fund is expected to have significant short-term and long-term losses to be carried forward, subject to IRS limitations and expiration (“loss carryforwards”).

Q.        Who will bear the costs of the Reorganization?

A.        The costs of the Reorganization incurred by the Target Fund will be split equally between the Advisor and Target Fund, subject to the contractual expense cap limitations. The total estimated expenses of the Reorganization of the Target Fund are $394,000 which includes, among other things, the legal, audit and proxy solicitation fees of approximately $338,000, and brokerage costs. Brokerage costs are the only transaction cost associated with the repositioning of the Target Fund, which are estimated at approximately $56,000 (0.09% of the Target Fund’s net assets) assuming it had occurred as of March 31, 2018. These are estimates and actual amounts may vary. Amounts charged to the Target Fund will generally be allocated between its share classes based on the relative net assets of the share classes, except that each class separately bears expenses related specifically to that class. To the extent that the Target Fund’s expenses, (including any Reorganization expenses for which the Target Fund is responsible), exceed the Fund’s current contractual expense cap on the respective share class, the Advisor also will waive and/or reimburse the Target Fund’s expenses (including the portion of the Reorganization expenses allocated to the Target Fund) to the extent necessary for the Fund’s share classes to operate within their respective cap. Regardless of the ability to recoup expenses under the terms of the current expense limitation agreement, the Advisor has agreed that it will not seek to recoup any Reorganization expenses.

     In addition, the Acquiring Fund and indirectly its shareholders (including former shareholders of the Target Fund who hold shares in the Acquiring Fund ) also are estimated to incur approximately $20,000 in brokerage commission related to the acquisition of portfolio securities from cash received in the Reorganization.

     If the Reorganization is not approved or completed, the Advisor will pay all expenses associated with the Reorganization. See the section entitled “The Proposed Reorganization—Reorganization Expenses” in the Proxy Statement/Prospectus for additional information.

Q.        What is the timetable for the Reorganization?

A.        If approved by the Target Fund’s shareholders at the special meeting of shareholders on August 30, 2018, the Reorganization of the Target Fund is expected to occur at the close of business on September 7, 2018 or as soon as practicable thereafter.

Q.        What happens if shareholders do not approve the Reorganization?

A.        If the Reorganization is not approved, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone Fund, liquidating the Target Fund, or other options the Board of Trustees may consider.

General

Q.        Whom do I call if I have questions?

A.        If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call AST Fund Solutions, the proxy solicitor hired by the Target Fund, at (800) 628-8532 weekdays during its business hours of 9:00 a.m. to 10:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.        How do I vote my shares?

A.        You may vote in person, by mail, by telephone or over the Internet:

•        To vote in person, please attend the special meeting of shareholders and bring your photographic identification. If you hold your Target Fund shares through a bank, broker or other nominee, you must also bring satisfactory proof of ownership of those shares and a “legal proxy” from the nominee.

•        To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•        To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•        To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.        Will anyone contact me?

A.        You may receive a call from AST Fund Solutions, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

    We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.        How does the Board of Trustees suggest that I vote?

A.        After careful consideration, the Board has agreed unanimously that the proposed Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposal. If shareholders do not approve the Reorganization, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Fund as a stand-alone fund, liquidating the Fund, or such other options the Board of Trustees may consider.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its shareholder meeting or the vote on the issue, and your Fund will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

WASATCH FUNDS TRUST

July 27, 2018

Dear Shareholders:

We are pleased to invite you to the special meeting of shareholders of Wasatch Long/Short Fund (the “Target Fund”) (the “Special Meeting”). The Special Meeting is scheduled for August 30, 2018, at 10:00 a.m. Mountain time, at the offices of Wasatch Advisors, Inc. at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84018. At the Special Meeting, you will be asked to consider the reorganization of your fund into Wasatch Global Value Fund (formerly Wasatch Large Cap Value Fund) (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each a “Fund”) (the “Reorganization”). It is important for you to recognize that the Acquiring Fund and the Target Fund have materially different investment strategies.

The Target Fund’s investment objective is capital appreciation, whereas the Acquiring Fund’s investment objective is capital appreciation and income. The Target Fund is a long/short fund that pursues its investment objective by primarily investing in equity securities of domestic companies through long and short positions, which means that when the Target Fund takes a long position, it purchases the security outright in hope that the price will rise, and when it takes a short position, it sells a security that it does not own in hope that the price will fall and the Fund can repurchase such security at a lower price. The use of both long and short positions allows the investment advisor to invest based on both its positive and negative views of individual stocks. Unlike the Target Fund, the Acquiring Fund does not engage in short sales as a principal investment strategy. While both Funds invest primarily in equity securities, the Acquiring Fund is a global value fund that invests primarily in equity securities of domestic and foreign securities (including companies domiciled in emerging and frontier markets) through a long only portfolio. As the Target Fund invests primarily in the equity securities of domestic companies, the Target Fund has limited exposure to foreign securities.

While there are differences in the investment objectives and strategies of the Funds, Wasatch Advisors, Inc. (the “Advisor”), each Fund’s investment adviser, has proposed the Reorganization due to, among other things, the limited growth prospects and economic infeasibility of the Target Fund over the long term, the similar analysis used by the portfolio manager to evaluate potential investments for both Funds despite the differing investment strategies, the overlap of portfolio holdings, the lower contractual management fee and estimated lower gross and net expense ratios (before and after fee waivers) of the combined fund for both share classes following the Reorganization, the lower contractual expense cap of the combined fund for both classes, and the tax consequences to shareholders if the Target Fund was liquidated compared to the anticipated tax-free nature of the Reorganization. Given the foregoing, the Advisor and Board of Trustees believe that it would be in the best interests of the Target Fund shareholders to reorganize the Target Fund into the Acquiring Fund and recommend that you vote “FOR” the Reorganization.

Please review the attached Proxy Statement/Prospectus which provides more information about the proposal.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of the Target Fund’s shares, in order to gain admission, you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission, you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

We appreciate your continued support and confidence in Wasatch and our family of funds.

Very truly yours,
Eric S. Bergeson
President

JULY 27, 2018

WASATCH LONG/SHORT FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 30, 2018

To the Shareholders:

    Notice is hereby given that a special meeting of shareholders of Wasatch Long/Short Fund (the “Target Fund”), a series of Wasatch Funds Trust (the “Trust”), a Massachusetts business trust, will be held at the offices of Wasatch Advisors, Inc. at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84018, on August 30, 2018 at 10:00 a.m., Mountain time (the “Special Meeting”), for the purposes described below.

1.

To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Target Fund to Wasatch Global Value Fund (formerly Wasatch Large Cap Value Fund) (the “Acquiring Fund”) in exchange solely for Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Investor Class and Institutional Class shares of the Acquiring Fund to the shareholders of Investor Class and Institutional Class shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund (the “Reorganization”).

2.	To transact such other business as may properly come before the Special Meeting.

    Only shareholders of record as of the close of business on June 30, 2018 are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

    All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

    If you intend to attend the Special Meeting in person and you are a record holder of the Target Fund’s shares, in order to gain admission, you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission, you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Eric S. Bergeson

President

PROXY STATEMENT/PROSPECTUS

DATED JULY 27, 2018

Relating to the Acquisition of the Assets and Liabilities of

WASATCH LONG/SHORT FUND

By

WASATCH GLOBAL VALUE FUND

  This Proxy Statement/Prospectus is being furnished to shareholders of Wasatch Long/Short Fund (the “Target Fund”), a series of Wasatch Funds Trust, a Massachusetts business trust (the “Trust”), and an open-end investment company registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held at the offices of Wasatch Advisors, Inc. at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84018, on August 30, 2018 at 10:00 a.m., Mountain time and at any and all adjournments and postponements thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) of proxies to be voted at the Special Meeting. The purpose of the Special Meeting is to allow the shareholders of the Target Fund to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into Wasatch Global Value Fund (formerly Wasatch Large Cap Value Fund) (the “Acquiring Fund”), also a series of the Trust. The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

  If shareholders approve the Reorganization of the Target Fund and the Reorganization is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder. Shareholders of Investor Class shares of the Target Fund will receive Investor Class shares of the Acquiring Fund. Shareholders of Institutional Class shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund. The Board of Trustees has determined that the Reorganization of the Target Fund is in the best interests of the Target Fund. The address, principal executive office and telephone number of the Funds and the Trust is 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108, (800) 551-1700.

  The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about July 30, 2018. Shareholders of record as of the close of business on June 30, 2018 are entitled to vote at the Special Meeting.

  The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Investor Class and Institutional Class shares of the Acquiring Fund, as applicable) and constitutes an offering of Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund. Please read it carefully and retain it for future reference.

  The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Acquiring Fund’s Prospectus for Investor Class shares dated January 31, 2018, only insofar as it relates to the Acquiring Fund (File Nos. 033- 10451 and 811-04920); and

(ii)	the Acquiring Fund’s Prospectus for Institutional Class shares dated January 31, 2018, only insofar as it relates to the Acquiring Fund (File Nos. 033- 10451 and 811-04920); and

(iii)

the audited financial statements contained in the Acquiring Fund’s Annual Report, only insofar as they relate to the Acquiring Fund, for the fiscal year ended September 30, 2017 (File No. 811-04920); and

(iv)	the financial statements contained in the Acquiring Fund’s Semi-Annual Report, only insofar as they relate to the Acquiring Fund, for the six months ended March 31, 2018 (File No. 811-04920).

    The following documents contain additional information about the Funds and have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the Reorganization, dated July 27, 2018 (the “Proxy Statement/Prospectus SAI”); and

(ii)	the Target Fund’s Prospectus for Investor Class shares dated January 31, 2018, only insofar as it relates to the Target Fund (File Nos. 33- 10451 and 811-04920); and

(iii)	the Target Fund’s Prospectus for Institutional Class shares dated January 31, 2018, only insofar as it relates to the Target Fund (File Nos. 33- 10451 and 811-04920); and

(iv)	the audited financial statements contained in the Funds’ Annual Report, only insofar as they relate to the Funds, for the fiscal year ended September 30, 2017 (File No. 811-04920); and

(v)	the financial statements contained in the Funds’ Semi-Annual Report, only insofar as they relate to the Funds, for the six months ended March 31, 2018 (File No. 811-04920); and

(vi)	the Target Fund’s Statement of Additional Information for Investor Class shares dated January 31, 2018, only insofar as it relates to the Target Fund (File Nos. 033- 10451 and 811-04920); and

(vii)	the Acquiring Fund’s Statement of Additional Information for Investor Class shares dated January 31, 2018, only insofar as it relates to the Acquiring Fund (File Nos. 033- 10451 and 811-04920); and

(viii)	the Target Fund’s Statement of Additional Information for Institutional Class shares dated January 31, 2018, only insofar as it relates to the Target Fund (File Nos. 033- 10451 and 811-04920); and

(ix)	the Acquiring Fund’s Statement of Additional Information for Institutional Class shares dated January 31, 2018, only insofar as it relates to the Acquiring Fund (File Nos. 033- 10451 and 811-04920).

  No other parts of the Funds’ Annual Report or Semi-Annual Report are incorporated by reference herein.

  Copies of the foregoing may be obtained without charge by calling or writing the Funds at (800) 551-1700 or by writing to Wasatch Funds, P.O. Box 2172, Milwaukee WI 53201. If you wish to request the Proxy Statement/Prospectus SAI, please ask for the “Proxy Statement/Prospectus SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund at the telephone number or address shown above.

  The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

REORGANIZATION OF THE TARGET FUND INTO THE ACQUIRING FUND

Synopsis

The following is a summary of, and should be read in conjunction with, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the form of Agreement and Plan of Reorganization.

As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board of Trustees is recommending that shareholders approve the Reorganization of the Wasatch Long/Short Fund (the Target Fund) into the Wasatch Global Value Fund (the Acquiring Fund). The Board of Trustees believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986. If shareholders of the Target Fund approve the Reorganization and it is completed, the Target Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus, which is incorporated herein by reference. Shareholders should read carefully and understand that the Target Fund and the Acquiring Fund have materially different investment strategies and objectives. See the section entitled “Comparison of the Funds” below for a comparison of investment policies, fees and expenses, and other matters. This Proxy Statement/Prospectus constitutes an offering of Investor Class and Institutional Class shares of the Acquiring Fund.

Background

Wasatch Advisors, Inc. (“Wasatch” or the “Advisor”) serves as the investment adviser to each of the Funds. After considering the costs associated with the continued operation of the Target Fund, its relative poor performance and its limited future growth prospects and economic infeasibility over the long term given the costs of continued operation and its likely inability to attract assets in the foreseeable future, the Advisor has proposed the Reorganization of the Target Fund into the Acquiring Fund. Although the investment objectives and strategies are materially different between the Target Fund and the Acquiring Fund, the Advisor has proposed the Reorganization with the Acquiring Fund due, in part, to the similar valuation process used by the Advisor to evaluate potential investments for the Funds despite the differing investment strategies; the overlap of portfolio holdings between the Funds; the relative performance of the Acquiring Fund compared to the Target Fund; the lower contractual management fee and estimated lower gross and net expense ratio (before and after fee waivers) of the combined fund for both share classes, the lower contractual expense cap of the Acquiring Fund which would be in effect through January 31, 2020 and the anticipated federal income tax-free nature of the Reorganization compared to a taxable event for shareholders if the Target Fund was liquidated.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by (i) Wasatch Funds Trust (the “Trust”), on behalf of each Fund, and (ii) the Advisor (the “Agreement”).

The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Investor Class and Institutional Class shares of the Acquiring Fund to the shareholders of Investor Class and Institutional Class shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund.

If shareholders of the Target Fund approve the Reorganization and it is completed, Target Fund shareholders will become shareholders of the Acquiring Fund. The Board of Trustees has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders would not be diluted as a result of the Reorganization. The Board of Trustees unanimously approved the Reorganization and the Agreement at a meeting held on November 7-8, 2017 (the “November Meeting”). The Board of Trustees recommends a vote “FOR” the Reorganization.

The costs of the Reorganization of the Target Fund will be split equally between the Advisor and Target Fund, subject to the contractual expense cap limitations. The total estimated expenses of the Reorganization are $394,000 which includes, among other things, the legal, audit and proxy solicitation fees of approximately $338,000, and brokerage costs. Brokerage costs are the only transaction cost associated with the repositioning of the Target Fund, which are estimated at approximately $56,000 (0.09% of the Target Fund’s net assets) assuming it had occurred as of March 31, 2018. These amounts are estimated and actual amounts may vary. Amounts charged to the Target Fund generally will be allocated between its share classes based on the relative net assets of the share classes, except that each class separately bears expenses related specifically to the class. To the extent that the Target Fund’s expenses (including any Reorganization expenses for which the Target Fund is responsible), exceed the Fund’s current contractual expense cap on the respective share class, the Advisor will waive and/or reimburse the Target Fund’s expenses (including the portion of the Reorganization expenses allocated to the Target Fund) to the extent necessary for the Fund’s share classes to operate within their contractual expense cap. Regardless of the ability to recoup expenses under the terms of the current expense limitation agreement, the Advisor has agreed that it will not seek to recoup any Reorganization expenses. Based on current expense levels, it is anticipated that the Advisor will absorb a significant portion of the Reorganization expenses charged to the Target Fund. In addition, the Acquiring Fund and indirectly its shareholders (including former shareholders of the Target Fund who hold shares in the Acquiring Fund) are estimated to incur approximately $20,000 in brokerage commission related to the acquisition of portfolio securities from cash received in the Reorganization. If the Reorganization is not approved or not completed, the Advisor will pay all expenses associated with the Reorganization.

The Board of Trustees is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on August 30, 2018. Approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of the Target Fund’s shares outstanding and entitled to vote. This means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) more than 50% of the outstanding voting securities, whichever is less. See “Voting Information and Requirements” below.

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur at the close of business on September 7, 2018 or such other date as agreed to by the parties (the “Closing Date”). If the Reorganization is not approved, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone Fund, liquidating the Target Fund, or other options the Board of Trustees may consider. The Closing Date may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by any other party of any representation, warranty or agreement contained in the Agreement to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met or (iii) a determination by the Board of Trustees that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.

Comparison of Investment Objectives and Investment Policies

The Target Fund’s investment objective is capital appreciation. The Acquiring Fund’s investment objectives are to seek capital appreciation and income. The investment objective of each Fund may be changed without shareholder approval upon at least 60 days advance notice to shareholders of the applicable Fund.

Although both Funds invest primarily in equity securities, there are certain material differences in their investment strategies. The Target Fund pursues its investment objective by primarily investing in equity securities of domestic companies, maintaining long equity and short equity positions, whereas the Acquiring Fund pursues its investment objectives by primarily investing in equity securities of foreign and domestic companies through a long only portfolio. When evaluating a potential long or short investment for the Target Fund or a potential investment for the Acquiring Fund, the portfolio manager uses a comprehensive valuation analysis with particular emphasis on company fundamentals (such as, price-to-sales, price-to-book, price-to-earnings and price/earnings-to-growth ratios and discounted cash flow models) as well as considers other economic and market factors which is intended to establish a range for fair valuation or intrinsic company value for the potential investment. The portfolio manager of the Target Fund and the Acquiring Fund, however, may consider additional factors in determining an investment’s valuation as described in further detail in the section entitled “Comparison of the Funds –Principal Investment Strategies” of the Proxy Statement/Prospectus.

In pursuit of its investment objectives, under normal conditions, the Acquiring Fund will invest its net assets primarily in the equity securities of foreign and domestic companies of all market capitalizations. The Acquiring Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Acquiring Fund will invest a significant portion of its total assets in securities of companies domiciled in foreign countries (under normal market conditions, at least 40% of its assets will be invested outside the United States, or if conditions are not favorable, 30% of its will be invested outside the United States). The Acquiring Fund is also permitted to invest a significant amount of its total assets at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index, including the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America and Africa (under normal market conditions we expect to invest between 5% to 50% in securities domiciled in emerging and frontier markets). Securities issued by foreign companies incorporated outside the U.S. whose securities are principally traded in the United States are not defined as “foreign companies” and therefore are not subject to this limitation. Accordingly, to qualify as a foreign company under the above limitations, the company must be incorporated outside of the United States and its securities principally traded in a foreign jurisdiction. Although the Target Fund is permitted to invest in foreign securities, it is not a principal investment strategy of the Fund and therefore the Acquiring Fund has additional risks associated with its investments in foreign securities, including emerging and frontier markets.

With respect to the Target Fund, the Target Fund invests primarily in equity securities by maintaining long equity and short equity positions. Under normal market conditions, the Target Fund invests its assets in the equity securities of companies with market capitalizations of at least $100 million at the time of purchase that the Advisor has identified as being undervalued (long equity positions) and sell those securities (short equity positions) that the Advisor has identified as being overvalued. The Fund is permitted at any time have either a net long exposure or a net short exposure to the equity markets. The Target Fund is not managed to maintain either net long or net short market exposures. Although the Acquiring Fund may make short sales of securities, it is not a principal investment strategy of the Fund. Accordingly, the Target Fund will be subject to certain additional risks associated with its use of short sales. In addition, the Target Fund seeks to achieve a higher risk-adjusted return with lower volatility compared to equity markets in general (as represented by the S&P 500 Index). The Acquiring Fund does not have a similar mandate.

While the Target Fund and the Acquiring Fund have materially different investment strategies, they have both been invested in securities of relatively large capitalization companies. The Target Fund also is permitted to invest in the equity securities of U.S. companies with a market capitalization of at least $100 million at the time of purchase, and the Target Fund has historically been invested in securities of over US $5 billion, similar to the Acquiring Fund. For comparison, as of June 30, 2018 the Target Fund invested 88% of its assets in securities of U.S. companies with a market capitalization of over US $5 billion and the Acquiring Fund invested 85% of its assets in securities of U.S. and foreign companies with a market capitalization of over US $5 billion. As of June 30, 2018, eighteen of the twenty larger cap U.S. companies held by the Target Fund (approximately 70% of the Target Fund’s portfolio) were also held by the Acquiring Fund.

As a principal investment strategy, the Target Fund also is permitted to invest in early stage companies, initial public offerings (“IPOs”), and fixed income securities of any maturity, including those that are less than investment grade. The Acquiring Fund, however, may invest in investment grade fixed-income securities, early stage companies and IPOs but not as a principal investment strategy. Both Funds are also permitted to invest a large percentage of their assets in a few sectors.

Although the Funds have some similar principal risks as a result of their exposure to equity securities, the principal risks of investing in each of the Funds have some significant differences due to the differences in principal strategies. In particular, the Target Fund is subject to short sales and market direction risks associated with its short sale strategy; interest rate risk, credit risk and non-investment grade risk associated with its ability to invest in fixed-income securities as a principal investment strategy; as well as smaller company stock risk, early stage company risk and initial public offering risk all of which are not principal risks of the Acquiring Fund. Similarly, the Acquiring Fund is subject to the principal risks associated with investing in foreign securities, including emerging market and frontier market risks, but these are not principal risks of the Target Fund. See the section of the Proxy Statement/Prospectus entitled “Risk Factors” for a comparison of and additional information regarding each Fund’s principal investment risks and “Comparison of the Funds” for additional information regarding the Funds’ investment strategies.

Relative Investment Performance

The Acquiring Fund formerly had been a large cap value fund investing primarily in the equity securities of domestic companies with a market capitalization of $5 billion at time of purchase and as of February 2017, the Acquiring Fund increased its ability to invest up to 20% of its total assets in the securities issued by foreign companies in developed or emerging markets. The Fund sought to further expand its foreign investment exposure becoming a global value fund as of October 31, 2017. Accordingly, the performance information prior to such date would be for the prior investment strategy and would not reflect the current investment strategy. In reviewing performance, the Investor Class shares of the Acquiring Fund outperformed the Investor Class shares of the Target Fund for the one-, three-, five- and ten-year periods ended December 31, 2017. Furthermore, based on the Investor Class shares for the calendar years from 2008 through 2017, the Acquiring Fund outperformed the Target Fund in six of those ten calendar years. Although the inception dates of the Institutional Class shares of the Global Value Fund and Long/Short Fund was January 31, 2012 and December 13, 2012, respectively, the performance of the Institutional Class was similar to that of the Investor Class as the classes are invested in the same portfolio of securities and differences in performance between the classes would be principally attributed to differences in expenses. However, the usefulness of the comparisons of the performance may be limited given the performance history of the Acquiring Fund does not reflect the recent changes to its principal investment strategies.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares for each corresponding share class. The Target Fund and the Acquiring Fund each offer two classes of shares: Investor Class and Institutional Class shares. The corresponding classes of each Fund have the same investment eligibility criteria. The Target Fund normally declares and pays dividends from net investment income, if any, annually. The Acquiring Fund normally declares and pays dividends from net investment income, if any, quarterly. For each Fund, any net capital gains are normally distributed at least once a year. See “Comparison of the Funds—Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Chapman & Cutler LLP., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the Closing Date, the Target Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

Prior to the closing of the reorganization, the Target Fund will reposition its portfolio. For comparison, as of June 30, 2018 the Target Fund invested 88% of its assets in securities of U.S. companies with a market capitalization of over US $5 billion and the Acquiring Fund invested 85% of its assets in securities of U.S. and foreign companies with a market capitalization of over US $5 billion. As of June 30, 2018, eighteen of the twenty larger cap U.S. companies held by the Target Fund (approximately 70% of the Target Fund’s portfolio) were also held by the Acquiring Fund. The Target Fund’s portfolio will be repositioned in connection with the Reorganization. The companies currently held in the Target Fund that are not also held in the Acquiring Fund (approximately 6% of the value of the Target Fund) will be sold prior to the Reorganization. In addition, the short positions in the Target Fund will be closed (approximately 22% of the value of the Target Fund) prior to the Reorganization. If such purchases and sales had occurred as of March 31, 2018, it is estimated that such portfolio repositioning of the Target Fund would have resulted in total brokerage commissions or other transaction costs of approximately $56,000. Approximately $28,000 of these costs are expected to be paid by for the Target Fund and approximately $28,000 by the Advisor. These are estimates and actual amounts may vary. These transaction costs represent expenses of the Target Fund that will not be subject to the Target Fund’s expense cap and will be borne by the Target Fund and indirectly borne by the Target Fund’s shareholders. As of September 30, 2017, the Target Fund had unused short-term capital loss carryforwards of $26.2 million and long-term capital loss carryforwards of $127.7 million that will be used to offset any gains recognized by the Fund prior to the Reorganization. In the unlikely event that gains exceed the loss carryforwards, capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If such sales occurred as of January 1, 2018, the sales would not have resulted in increased distributions of net capital gain and net investment income to shareholders.

Taking into account the repositioning of the Target Fund, the Acquiring Fund is not expected to sell a material portion of the Target Fund’s assets received in the Reorganization in order to meet its investment policies and restrictions. An estimated $20,000 in brokerage commissions related to the acquisition of portfolio securities by the Acquiring Fund from cash received in the Reorganization is borne by the Acquiring Fund and indirectly by its shareholders (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization).

For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. An investment in either Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For a complete description of the risks of an investment in the Acquiring Fund, see the sections in the Acquiring Fund’s Prospectus for your share class entitled “Principal Risks” and “Wasatch Funds-Additional Information about the Funds.”

Both Funds share many of the same principal risks associated with their investments in equity securities. Additionally, each Fund has principal risks unique to its principal investment strategies. The following table provides a comparison of the principal risks associated with an investment in each Fund. A description of each principal risk is also provided below.

Principal Risks	Target Fund	Acquiring Fund
Stock Market Risk	X	X
Market Direction Risk	X
Stock Selection Risk	X	X
Short Sales Risk	X
Smaller Company Stock Risk	X
Early Stage Companies Risk	X
Initial Public Offerings Risk	X
Early Stage Companies Risk	X
Value Investing Risk	X	X
Interest Rate Risk & Effective Duration	X
Credit Risk	X
Non-Investment Grade Securities Risk	X
Equity Securities Risk	X	X
Foreign Securities Risk		X
Emerging Markets Risk		X
Frontier Markets Risk		X
Portfolio Turnover Rate	X
Sector and Industry Weightings Risk	X	X
Consumer Discretionary Sector Risk	X	X
Consumer Staples Sector Risk	X	X
Energy Sector Risk	X	X
Financials Sector Risk	X	X

Principal Risks	Target Fund	Acquiring Fund
Health Care Sector Risk	X	X
Industrials Sector Risk	X	X
Information Technology Sector Risk	X	X
Materials Sector Risk	X	X
Real Estate Sector Risk	X	X
Telecommunications Sector Risk	X	X
Utilities Sector Risk	X	X

Principal Risk	Target Fund	Acquiring Fund	How They Compare
Stock Market Risk	The Fund’s investments may decline in value due to movements in the overall stock market.	The Fund’s investments may decline in value due to movements in the overall stock market.	Same
Market Direction Risk

Since the Fund has both a “long” and a “short” portfolio, an investment in the Fund will involve market risks associated with different investment decisions than those made for a typical “long only” stock fund. The Fund’s results will suffer both when there is a general stock market advance and the Fund holds significant “short” equity positions, or when there is a general stock market decline and the Fund holds significant “long” equity positions.

		Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.
Stock Selection Risk	The Fund’s investment may decline in value even when the overall stock market is not in general decline.	The Fund’s investment may decline in value even when the overall stock market is not in general decline.	Same
Short Sales Risk

The Fund can make short sales of securities, which means it may experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. Short sales may reduce a fund’s returns or increase volatility. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss.

In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher

		Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.

Principal Risk	Target Fund	Acquiring Fund	How They Compare

expenses than other funds.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales in combination with long positions in seeking to improve Fund performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short positions also typically involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms.

Furthermore, regulatory authorities in various countries, including the United States, have enacted temporary rules prohibiting the short-selling of certain stocks in response to market events. If regulatory authorities were to reinstitute such rules or otherwise restrict short selling, the Fund might not be able to fully implement its short-selling strategy.

The Fund will comply with guidelines established by the Securities and Exchange Commission and its prime broker with respect to coverage of short positions, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Principal Risk	Target Fund	Acquiring Fund	How They Compare
Smaller Company Stock Risk

Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.

		Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.
Early Stage Companies Risk

Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

		Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.
Initial Public Offerings Risk

IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

		Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.
Value Investing Risk

A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

		A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.	Same
Interest Rate Risk & Effective Duration

Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Target Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of

		Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.

Principal Risk	Target Fund	Acquiring Fund	How They Compare

historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities. Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of approximately 5%. Similarly, if the interest rate increased 1%, the price of a bond with an effective duration of 15 years would decline approximately 15%. Generally, investors will receive the par value of the bond at maturity. However, the effects of inflation, higher interest rates and the macroeconomic environment can have a negative or positive impact on the value of bonds prior to maturity. This could have an adverse effect on the value of the Fund.

Credit Risk

Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status and is generally higher for non-investment grade securities.

See “Non-Investment Grade Securities Risk.”

		Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.
Non-Investment Grade Securities Risk	Non-investment grade securities (also known as “high yield” or “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s). Such securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default by the issuer or decline in the issuer’s credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and the issuer may be more susceptible to negative market	Not a principal risk of the Acquiring Fund.	A principal risk of the Target Fund. Not a principal risk of the Acquiring Fund.

Principal Risk	Target Fund	Acquiring Fund	How They Compare
sentiment, leading to depressed prices and decreased liquidity for the non-investment grade securities.
Sector and Industry Weightings Risk

To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.

To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.

Same
Consumer Discretionary Sector Risk	The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by	The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.	Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare
technological advances and government regulation.
Consumer Staples Sector Risk

The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.

The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.

Same
Energy Sector Risk	The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies’	The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative	Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.

developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk	The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different	The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters,	Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare
	segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.	mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk

The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.

The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.

Same
Industrials Sector Risk	The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy,	The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs	Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services.

The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.

may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services.

The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.

Information Technology Sector Risk

The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector is subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.

The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector is subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.

Same
Materials Sector Risk	The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous	The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.	Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare
components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk

The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs, including retail REITs, residential REITs, healthcare REITs, Office REITs and mortgage REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

		The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs, including retail REITs, residential REITs, healthcare REITs, Office REITs and mortgage REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.	Same
Telecommunications Sector Risk

The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.

		The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.	Same
Utilities Sector Risk

The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest

The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also,

Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare

rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable.

In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable.

In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

Equity Securities Risk

Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Same

Principal Risk	Target Fund	Acquiring Fund	How They Compare
Foreign Securities Risk	Not a principal risk of the Target Fund.

Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.

A principal risk of the Acquiring Fund. Not a principal risk of the Target Fund.
Emerging Markets Risk	Not a principal risk of the Target Fund.

In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

A principal risk of the Acquiring Fund. Not a principal risk of the Target Fund.
Frontier Markets Risk	Not a principal risk of the Target Fund.

In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.

A principal risk of the Acquiring Fund. Not a principal risk of the Target Fund.
Portfolio Turnover Rate	The Fund’s annual portfolio turnover rate is expected to exceed 200%. This type of fund generally has high	Not a principal risk of the Target Fund.	A principal risk of the Acquiring Fund. Not a principal risk of the

Principal Risk	Target Fund	Acquiring Fund	How They Compare

portfolio turnover that necessarily results in greater transaction costs and causes more short-term capital gains (or losses) to be realized. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

Target Fund.

Comparison of the Funds

Investment Objectives

The Target Fund’s investment objective is capital appreciation. The Acquiring Fund’s investment objectives are to seek capital appreciation and income. The investment objective of each Fund may be changed without shareholder approval upon at least 60 days advance notice to shareholders of the applicable Fund.

Principal Investment Strategies

Although the Funds both invest primarily in equity securities, there are some differences in their principal investment strategies. The following table compares the principal investment strategies between the Funds.

Target Fund Principal Investment Strategy:	Acquiring Fund Principal Investment Strategy:	Differences

The Target Fund invests primarily in equity securities by maintaining long equity positions and short equity positions.	The Acquiring Fund invests primarily in equity securities of foreign and domestic companies.	Materially Different. The Target Fund maintains short positions as a principal investment strategy while the Acquiring Fund does not, and the Acquiring Fund buys stock of foreign and domestic companies as a principal investment strategy.

The Target Fund may at any time have either a net long exposure or a net short exposure to the equity markets. The Target Fund will not be managed to maintain either net long or net short market exposure.	None.	Materially Different. The Acquiring Fund will not a have a net short exposure as a principal investment strategy.

The Fund seeks to achieve higher risk-adjusted returns with lower volatility compared to the equity markets in general (as represented by the S&P 500 Index).	None.	Materially Different. The Acquiring Fund does not seek to achieve risk adjusted returns or lower volatility than the market in general.

Foreign Securities:	Foreign Securities:

Not a principal investment strategy of the Fund.	Under normal market conditions, the Advisor will invest the Acquiring Fund’s net assets primarily in the equity securities of foreign and domestic companies of all market capitalizations.	Materially Different. The Acquiring Fund invests in equity securities of foreign companies as a principal investment strategy and the Target Fund does not invest in foreign companies as a principal investment strategy.

Target Fund Principal Investment Strategy:	Acquiring Fund Principal Investment Strategy:	Differences

The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund will invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, at least 40% of its assets will be invested outside the United States or if conditions are not favorable, 30% of its assets will be invested outside the United States). Securities issued by foreign companies incorporated outside the U.S. whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation.

Emerging and Frontier Markets:	Emerging and Frontier Markets:

Not a principal investment strategy of the Fund.	The Acquiring Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.	Materially Different. The Acquiring Fund is permitted to invest a significant amount of its total assets in companies domiciled in emerging and frontier markets as a principal investment strategy, and the Target Fund is permitted to, but does not invest in such companies as a principal investment strategy.

Market Capitalization:	Market Capitalization:

Under normal market conditions, the Advisor will invest the Target	The Acquiring Fund may invest in the equity securities of	Similar. Although the Target Fund has a minimum market capitalization

Target Fund Principal Investment Strategy:	Acquiring Fund Principal Investment Strategy:	Differences

Fund’s assets in the equity securities of companies with market capitalizations (the total market value of the shares outstanding) of at least $100 million at the time of purchase that we have identified as being undervalued (long equity positions) and we will sell short those securities (short equity positions) that we have identified as being overvalued.	companies of any size, although the Advisor expects a significant portion of the Fund’s assets to be invested in companies with market capitalizations (the total market value of the shares outstanding) of over US $5 billion at the time of purchase.	requirement of US $100 million for eligible investments, and the Acquiring Fund may invest in companies of any size, but is expected to invest a significant portion of the Fund’s assets in companies with a market capitalization of over US $5 billion at the time of purchase, both Funds have historically generally invested in companies with a market capitalization of over US $5 billion at the time of purchase.

Early Stage Companies and IPOs:	Early Stage Companies and IPOs:

The Target Fund may invest in early stage companies and initial public offerings (IPOs) as a principal investment strategy.	Not a principal investment strategy of the Fund .	Materially Different. Both Funds are permitted to purchase IPOs. The Target Fund may invest in IPOs and early stage companies as a principal investment strategy, and the Acquiring Fund may invest in IPOs, but does not do so as a principal investment strategy.

Fixed Income Securities:	Fixed Income Securities:

The Target Fund may invest in fixed-income securities of any maturity consisting of corporate notes, bonds and debentures, including those that are rated less than investment grade at the time of purchase.	The Acquiring Fund may invest in investment grade fixed-income securities, but not as a principal investment strategy.	Materially Different. The Target Fund is permitted to invest in fixed income securities, including those rated less than investment grade , or “junk bonds,” as a principal investment strategy. The Acquiring Fund is not permitted to invest in fixed income securities as a principal investment strategy and is permitted to invest only in investment grade fixed income securities.

Sector Weightings:	Sector Weightings:

The Target Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunications, and utilities.	The Acquiring Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunications, and	Same. Both Funds are permitted to invest a large percentage of their assets in a few sectors.

Target Fund Principal Investment Strategy:	Acquiring Fund Principal Investment Strategy:	Differences

utilities.

Portfolio Turnover:	Portfolio Turnover:

The Target Fund is expected to have a high portfolio turnover rate.	The Acquiring Fund is not expected to have a high turnover rate.	Materially Different. The Acquiring Fund is expected to have low portfolio turnover rate and the Target Fund expects a high turnover rate.

Diversification:	Diversification:

The Target Fund is a diversified fund under the 1940 Act.	The Acquiring Fund is a diversified fund under the 1940 Act.	Same. Both Funds are diversified Funds under the 1940 Act.

Temporary Defensive Positions:	Temporary Defensive Positions:

The Target Fund may from time to time take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.	The Acquiring Fund may from time to time take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.	Same. Both Funds may take temporary defensive positions that are inconsistent with the Funds’ strategies.

Target Fund

In managing the Target Fund, the Advisor believes that the best opportunities to make both short and long equity investments are when the market’s perception of the values of individual companies (measured by the stock price) differs widely from our assessment of the intrinsic values of such companies. When evaluating a potential long or short investment for the Target Fund, the Advisor employs a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The Advisor believes opportunities to buy stocks or sell stocks short arise due to a variety of market inefficiencies, including:

●	Changes in market participant psychology and circumstances.

●	Imperfect information.

●	Forecasts and projections by Wall Street analysts and company representatives that differ from experienced reality.

When evaluating long investments, we typically look for stocks that are appropriately valued or undervalued based on our analysis.

When evaluating a short investment, we typically look for signs of current overvaluation. For example, we look for companies that we believe:

●	Have earnings that appear to be reflected in the current stock price.

●	Are likely to fall short of market expectations.

●	Are in industries that exhibit weakness.

●	Have poor management.

●	Are likely to suffer an event affecting long-term earnings.

Acquiring Fund

To achieve the Acquiring Fund’s investment objectives, the Acquiring Fund invests in securities that the Advisor believes are priced below their intrinsic long- term value based on our valuation analysis.

When evaluating a potential investment for the Acquiring Fund, the Advisor employs a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The initial valuation review may include:

●	Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, and price/earnings-to-growth.

●	Discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.

The Acquiring Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.

In evaluating the Reorganization, shareholders should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section above entitled “Risk Factors.”

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, sell or hold each class of shares of the Funds and the pro forma fees and expenses of the combined fund. Shareholder fees reflect the fees currently in effect for each Fund. Pro forma numbers are estimated and therefore actual expenses may vary. The pro forma fees and expenses of the combined fund are based on the amounts shown in the table for each Fund, which reflect the unaudited annualized expenses for each Fund as of March 31, 2018.

Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class. The average net assets of the Acquiring Fund Institutional Class were only $4.6 million for the six months ended March 31, 2018. The cost of class specific expenses such as federal and state registration fees amounted to higher expenses in basis points for such class because of its small net assets. After the Reorganization, however, the pro forma gross and net expenses of the combined fund with the larger asset base are expected to be lower than the gross and net expenses of both classes of the Target Fund.

Shareholder Fees

(fees paid directly from your investment)

	Target Fund	Acquiring Fund	Pro Forma Acquiring Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)
Investor Class	None	None	None
Institutional Class	None	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)
Investor Class	2.00%	2.00%	2.00%

	Target Fund	Acquiring Fund	Pro Forma Acquiring Fund
Institutional Class	2.00%	2.00%	2.00%
Exchange Fee
Investor Class	None	None	None
Institutional Class	None	None	None
Maximum Account Fee
Investor Class	None	None	None
Institutional Class	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund	Acquiring Fund	Pro Forma Acquiring Fund a(1)
Management Fees
Investor Class	1.10%	0.90%	0.90%
Institutional Class	1.10%	0.90%	0.90%
Distribution and Service (12b-1) Fees
Investor Class	0.00%	0.00%	0.00%
Institutional Class	0.00%	0.00%	0.00%
Other Expenses
Investor Class	0.55%	0.28%	0.30%
Institutional Class	0.46%	0.63%	0.23%
Interest Expenses & Dividends on Securities Sold Short
Investor Class	0.26%	0.00%	0.00%
Institutional Class	0.21%	0.00%	0.00%
Total Annual Fund Operating Expenses
Investor Class	1.91%	1.18%	1.20%
Institutional Class	1.77%	1.53%	1.13%
Fee Waivers and/or Expense Reimbursements
Investor Class	(0.05)%[2]	(0.08)%[4]	(0.10)%
Institutional Class	(0.41)%[3]	(0.58)%[5]	(0.18)%
Total Annual Fund Operating Expenses – After Fee Waivers and/or Expense Reimbursements
Investor Class	1.86%	1.10%	1.10%
Institutional Class	1.36%	0.95%	0.95%

(1)	Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. See “The Proposed Reorganization—Reorganization Expenses” for additional information about these expenses.

(2)	Wasatch Advisors, Inc. (Advisor) has contractually agreed to reimburse the Investor Class shares of the Target Fund for Total Annual Fund Operating Expenses in excess of 1.60% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

(3)	The Advisor, has contractually agreed to reimburse the Institutional Class shares of the Target Fund for Total Annual Fund Operating Expenses in excess of 1.15% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

(4)

The Advisor has contractually agreed to reimburse the Investor Class shares of the Acquiring Fund for Total Annual Fund Operating Expenses in excess of 1.10% of average daily net assets until at least January 31, 2020 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

(5)	The Advisor has contractually agreed to reimburse the Institutional Class shares of the Acquiring Fund for Total Annual Fund Operating Expenses in excess of 0.95% of average daily net assets until at least January 31, 2020 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

Examples

The examples below are intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The examples assume you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The examples assume that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. For purposes of calculating the impact of each Fund’s and the Acquiring Fund’s Pro Forma fee waivers and expense reimbursements in the examples below, the fee waivers and expense reimbursements are taken into account for the periods stated below as of the effective date of this registration statement. These amounts are estimated; actual operating expenses will vary based on asset size and other factors.

The examples below assume that you sell your shares at the end of a period, but the estimated costs are the same if you do not sell your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Estimated Costs Assuming You Sold Your Shares at the End of the Period

	Target Fund	Acquiring Fund	Pro Forma Acquiring Fund
1 Year
Investor Class	$ 191	$ 112	$ 112
Institutional Class	$ 156	$ 97	$ 97
3 Years
Investor Class	$ 597	$ 363	$ 365
Institutional Class	$ 534	$ 393	$ 331
5 Years
Investor Class	$1,029	$ 638	$ 644
Institutional Class	$ 937	$ 747	$ 594
10 Years
Investor Class	$2,230	$1,422	$1,440
Institutional Class	$2,063	$1,744	$1,349

Performance Information

The total returns of each Fund for the periods ended December 31, 2017, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

Target Fund

The Target Fund commenced operations on December 15, 2008, upon the reorganization of the 1st Source Monogram Long/Short Fund (the “Predecessor Fund”), into the Target Fund. As a result of the reorganization, the Target Fund assumed the financial and performance history of the Predecessor Fund. Accordingly, the performance information below prior to December 15, 2008 reflects the performance of the Predecessor Fund which was advised by a different advisor and subject to different expenses as a result and may have produced different investment results. The lead portfolio manager of the Fund through 2016, however, was also the portfolio manager of the Predecessor Fund.

The following tables provide information on how the Target Fund has performed over time. The past performance, before and after taxes, of the Target Fund’s is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year, as represented by the Investor Class of the Target Fund. The performance of the Institutional Class will differ due to different expense structures. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table allows you to compare the Target Fund’s performance over the time periods indicated to the primary benchmark (the S&P 500 Index), which reflects the effects of general stock market risk, and to a secondary benchmark (the Citigroup U.S. Domestic 3-Month U.S. Treasury Bills Index), which reflects short-term interest rates and is usually free from the risk of principal fluctuation. After-tax returns are shown only for Investor Class shares; after-tax returns for Institutional Class shares will vary. Performance information is updated regularly and is available on the Target Fund’s website www.WasatchFunds.com.

Target Fund—Investor Class*

Year by Year Total Returns

*	The performance of the Institutional Class share will differ due to a different expense structure.

Year-to-date Return

6/30/18             -2.15%

Best and Worst Quarterly Returns – Investor Class

Best — 6/30/2009	16.00%
Worst — 12/31/2008	-15.94%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years	Since Inception 12/13/12 (Institutional Class)
Target Fund — Investor Class
Return Before Taxes	-2.11%	2.42%	3.44%	—
Return After Taxes on Distributions	-2.11%	1.54%	2.88%	—
Return After Taxes on Distributions and Sale of Fund Shares	-1.19%	1.83%	2.64%	—

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years	Since Inception 12/13/12 (Institutional Class)
Target Fund – Institutional Class
Return Before Taxes	-1.80%	2.66%	—	2.76%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	8.50%	15.62%
Citigroup U.S. Domestic 3-Month Treasury Bills Index (reflects no deductions for fees, expenses or taxes)	0.84%	0.24%	0.34%	0.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

Acquiring Fund

The Acquiring Fund commenced operations on December 15, 2008 upon the reorganization of the 1st Source Monogram Income Equity Fund (the “Predecessor Fund”) into the Acquiring Fund. As a result of the reorganization, the Acquiring Fund assumed the financial and performance history of the Predecessor Fund. Accordingly, the performance information below prior to December 15, 2008 reflects the performance of the Predecessor Fund which was advised by a different advisor and had different expenses and as a result may have produced different investment results. Effective October 31, 2017, the Acquiring Fund changed its principal investment strategy and correspondingly updated its name and changed its comparison benchmark index to reflect the change in principal investment strategy. The Acquiring Fund formerly had been a large cap value fund investing primarily in the equity securities of domestic companies with a market capitalization of $5 billion at time of purchase and as of February 2017, the Acquiring Fund adopted an investment policy permitting it to invest up to 20% of its total assets in the securities issued by foreign companies in developed or emerging markets. The Acquiring Fund sought to further expand its foreign investment exposure becoming a global value fund as of October 31, 2017. Accordingly, the performance information prior to such date would be for the prior investment strategy and would not reflect the current investment strategy.

The following tables provide information on how the Acquiring Fund has performed over time. The past performance, before and after taxes, of the Acquiring Fund is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Acquiring Fund by showing changes in the Acquiring Fund’s performance from year to year, as represented by the Investor Class of the Acquiring Fund. The performance of the Institutional Class will differ due to different expense structures. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Acquiring Fund’s Investor Class for the years shown in the bar chart. The average annual total returns table below allows you to compare the Acquiring Fund’s performance over the time periods indicated to that of a broad-based market index. After-tax returns are shown only for Investor Class shares; after-tax returns for Institutional Class shares will vary. Performance information is updated regularly and is available on the Acquiring Fund’s website www.WasatchFunds.com.

Acquiring Fund—Investor Class*

Year by Year Total Returns

*	The performance of the Institutional Class share will differ due to a different expense structure.

Year-to-date Return

6/30/18             -0.51%

Best and Worst Quarterly Returns – Investor Class

Best — 6/30/2009	14.66%
Worst — 12/31/2008	-19.38%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years	Since Inception 1/31/12 (Institutional Class)
Acquiring Fund — Investor Class
Return Before Taxes	11.21%	10.84%	5.40%	—
Return After Taxes on Distributions	7.34%	6.21%	2.96%	—
Return After Taxes on Distributions and Sale of Fund Shares	9.37%	7.96%	3.92%	—
Acquiring Fund – Institutional Class
Return Before Taxes	11.51%	10.98%	—	10.24%
MSCI ACWI Index*† (reflects no deductions for fees, expenses or taxes)	23.97%	10.80%	4.65%	10.85%
Russell 1000® Value Index** (reflects no deductions for fees, expenses or taxes)	13.66%	14.04%	7.10%	14.09%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

*The MSCI ACWI(All Country World Index) is a broad-based market index that captures large and mid-cap representation across 23 developed markets and 23 emerging markets countries.

†Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

** The Russell 1000 Value Index® is a market-capitalization weighted index of those firms in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values. Consistent with the name and strategy change, effective October 31, 2017, the Fund’s primary benchmark index changed from the Russell 1000 Value Index® to the MSCI ACWI Index. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During their most recent fiscal years, the Funds had the following portfolio turnover rates:

Fund	Fiscal Year	Rate
Target Fund	9/30/17	40%
Acquiring Fund	9/30/17	44%

Fundamental Investment Restrictions and Non-Fundamental Restrictions

Except for fundamental investment restriction 1, below the Funds have the same fundamental investment restrictions listed below, which cannot be changed without shareholder approval.

Each Fund may not:

1.

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations. (This restriction does not apply to the Target Fund).

2.

Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

4.

Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions, and enter into repurchase agreements.

5.

Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

7.

Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The following restrictions are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder vote.

Each Fund will not:

1.	Invest in other investment companies except to the extent permitted by the 1940 Act, or any rules or regulations thereunder, and any exemptive relief granted by the SEC upon which the Fund can rely.

2.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in securities of issuers which invest in or sponsor such programs.

3.	Invest more than 15% of its net assets at the time of purchase in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

The Acquiring Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, (i.e., companies in the process of reorganization or buy-out).

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement, except that any borrowing by a Fund that exceeds the investment restriction stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days, excluding Sundays and holidays). However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus or herein for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Funds’ Prospectus or Statement of Additional Information (“SAI”), which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

Investment Advisor

The Advisor is responsible for making investment decisions, providing certain administrative services and managing the business affairs for the Funds under an advisory and service contract with the Trust on behalf of the respective Funds. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management, including the assets of the Funds, of approximately $17.2 billion as of June 30, 2018. In December 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc., which is 100% owned by the employees of the Advisor. The Advisor and the Trust are located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108.

Eric S. Bergeson is President of Wasatch Funds Trust and an Officer and Director of the Advisor. The principal executive officers and directors of the Advisor are Roger D. Edgley, Director; Michael K. Yeates, Chief

Financial Officer and Treasurer, Vice President and Director; JB Taylor, Chief Executive Officer and Director; and Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer.

Portfolio Manager

David Powers, CFA, has been the lead portfolio manager for the Global Value Fund (formerly, the Large Cap Value Fund) since August 19, 2013, and the lead portfolio manager for the Long/Short Fund since October 5, 2017 and the sole portfolio manager of the Long/Short Fund since November 13, 2017. Mr. Powers has many years of investment experience, most recently serving as a portfolio manager with Eagle Asset Management. Prior to joining Eagle, he worked as a portfolio manager with ING Investment Management, where he was responsible for the ING Large Cap Value Fund from 2007 through 2012. While at ING, Mr. Powers also worked as a senior sector analyst covering telecommunication services, utilities, energy and materials. His experience includes several senior investment positions with Federated Investors from 2001 through 2007. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio. He holds a Bachelor of Science in Accounting from Fairleigh Dickinson University and a Master’s degree in Accounting and earned a Master of Business Administration from Kent State University. Mr. Powers serves as a portfolio manager for the Acquiring Fund and will continue to serve as a portfolio manager for the Acquiring Fund upon completion of the Reorganization.

For a complete description of the advisory services provided to each Fund, see the section of each Fund’s Prospectus entitled “Management-Portfolio Managers” and the sections of the Funds’ Statement of Additional Information for the applicable share class entitled “Investment Advisory and Other Services-Investment Advisor”. Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the respective Fund’s Statement of Additional Information for the applicable share class.

Advisory and Other Fees

Pursuant to the advisory and service contract between Wasatch and the Trust, on behalf of the Funds, each Fund currently pays the Advisor a monthly fee computed on average daily net assets as set forth below:

Management Fees	Target Fund	Acquiring Fund
Investor Class	1.10%	0.90%
Institutional Class	1.10%	0.90%

The pro forma net assets of the combined fund as of March 31, 2018 are an assumed $237 million.

Information regarding the basis for the Board of Trustees’ approval of the investment advisory agreement with the Advisor at its meeting held on November 7-8, 2017 is be available in the Funds’ semi-annual report dated March 31, 2018.

Wasatch has contractually agreed to reimburse the Investor Class shares and Institutional Class shares of the Target Fund for Total Annual Fund Operating Expenses in excess of 1.60% and 1.15%, respectively, of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.

Wasatch has contractually agreed to reimburse the Investor Class shares and Institutional Class shares of the Acquiring Fund for Total Annual Fund Operating Expenses in excess of 1.10% and 0.95%, respectively, of average daily net assets until at least January 31, 2020 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

For a complete description of each Fund’s distribution and service arrangements, see the section of the respective Fund’s Prospectus for the applicable share class entitled “Wasatch Funds-Account Policies” and the section of the respective Fund’s Statement of Additional Information for the applicable share class entitled “Other Information.”

Trustees and Officers

The management of each Fund, including general oversight of the duties performed by the Advisor under the Advisory and Service Contract for each Fund, is the responsibility of the Board of Trustees. Each Fund has the same individuals serving as Trustees and officers. As of the date of this Proxy Statement/Prospectus, there are four members of the Board of Trustees, all of whom are not “interested persons” as that term is defined in the 1940 Act (the “Independent Trustees”).

The names and business addresses of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below.

Name, Address and Age	Position(s) Held or to be Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen by Trustee	Other Directorships Held by Trustee[2]

Independent Trustees
James U. Jensen, J.D., MBA 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 74	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	18	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) from December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (33 portfolios) since 2012; and Director of the University of Utah Research Foundation since 1998.

Name, Address and Age	Position(s) Held or to be Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen by Trustee	Other Directorships Held by Trustee[2]
Miriam M. Allison 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 70	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	18	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.
Heikki Rinne 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 66	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016; A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting), January 2017 to present.	18	Director, Halton Group Ltd. since 2016.
Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, Utah 84108 Age 64	Trustee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015; Director, Utah Symphony/Utah Opera since 2005; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 – 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002-2004.	18	Director, Youth Sports Alliance since 2015; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 – 2012; Director Emeritus, Utah Symphony/Utah Opera since September 2017; and Director, Utah Symphony/Utah Opera from 2005-September 2017.

1.

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion. The Board has approved a one-year waiver from the mandatory retirement age for Mr. Jensen.

2.

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Eric S. Bergeson 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 52	President	Indefinite Served as President since May 2018	President for the Trust since May 2018; President of the Advisor since January 2017; and Vice President of Institutional Sales for the Advisor since June 1998.
Russell L. Biles 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 50	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for the Trust since February 2007; Secretary for the Trust since November 2008; and Counsel for the Advisor since October 2006.
Michael K. Yeates 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 35	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for the Trust since May 2018; and Chief Financial Officer of the Advisor since September 2007.
David Corbett 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 45	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for the Trust since August 2012; and Director of Mutual Fund Services for the Advisor since June 2007.
Cheryl Reich 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 34	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for the Trust since February 2017; Compliance Associate for the Advisor since September 2012; and Branch Manager for Investment Planning Counsel Corp. since November 2009.
Kara H. Becker 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 34	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for the Trust since May 2018; and Controller for the Advisor since January 2012.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Target Fund and the Acquiring Fund each currently offer two classes of shares: Investor Class and Institutional Class shares. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day on which the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds through a financial advisor or other financial intermediary or directly from such Fund. No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Target Fund exchanged in connection with the Reorganization. The Acquiring Fund’s initial and subsequent investment minimums generally are as set forth in the table below, although the Fund may reduce or waive the minimums for any reason. The Acquiring Fund will waive the initial investment minimum for the applicable share class of the Target Fund shareholders who receive shares in connection with the Reorganization. The Target Fund’s investment minimums are identical to those of the Acquiring Fund for each respective share class as outlined below.

	Investor Class	Institutional Class
Investment Minimums
New Accounts	$2,000	$100,000*
New Accounts with Automatic Investment Plan	$1,000	$100,000*

	Investor Class	Institutional Class
Individual Retirement Accounts (IRAs)	$2,000	$100,000*
Coverdell Education Savings Account	$1,000	—
Minimum including IRAs		$100,000*
Subsequent Purchases (other than reinvestment of dividends, minimum for subsequent investments)
Regular Accounts and IRAs	$100	$5,000*
Automatic Investment Plan	$50 per month and/or $100 per quarter	$5,000*

*As noted, the Acquiring Fund may reduce or waive the investment minimums for any reason, including for accounts opened by qualified retirement or profit sharing plans held through third party service providers or record keepers, and/or omnibus accounts established by financial intermediaries where such financial intermediary can demonstrate to the satisfaction of a Fund officer or authorized Advisor employee at the time the account is opened that its investment in the Fund is expected to meet the stated investment minimum within a reasonable time period. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount at the time an account is opened by aggregating multiple accounts with common ownership or discretionary control within the Fund. Requests for waivers may be made to a Fund officer or authorized Advisor employee through the Funds’ transfer agent.

Shareholders of each Fund are eligible to exchange their shares for shares of the same class of another Wasatch mutual fund available in the shareholder’s state. Shares of a class held by any shareholder of a Fund who is eligible to hold shares of another class of the same or another Wasatch Fund may be exchanged upon the shareholder’s request on the basis of the relative NAV of the class held and the class to be purchased. Such exchanges may result in taxable gain or loss to the shareholder. The exchange of Target Fund shares for Acquiring Fund shares in the Reorganization will not result in taxable gain or loss to the shareholder.

For a complete description of purchase, redemption and exchange options as well as pricing of the Fund shares, see the sections of the respective Funds’ Prospectus for the applicable share class entitled “Wasatch Funds Shareholders Guide” and “Wasatch Funds-Account Policies, Wasatch Funds-Account Policies-Purchasing Shares, Wasatch Funds-Account Policies-Selling (Redeeming Shares) and Wasatch Funds-Account Policies-Exchanging Shares” and the section of the respective Fund’s Statement of Additional Information for the applicable share class entitled “Purchase, Redemption and Pricing of Securities Being Offered.”

The Target Fund normally declares and pays dividends from net investment income, if any, annually. The Acquiring Fund normally declares and pays dividends from net investment income, if any, quarterly. For each Fund, any net capital gains are normally distributed at least once a year. See the section of the respective Funds’ Prospectus for the applicable share class entitled “Wasatch Funds-Dividends, Capital Gain Distributions and Taxes” for additional information. If the Reorganization is approved by the Target Fund shareholders, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. See the section of the Proxy Statement/Prospectus entitled “Material Federal Income Tax Consequences,” which discusses such distributions in more detail.

Tax Information

The tax character of dividends and distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. The Funds’ dividends and distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). Unlike the Acquiring Fund, the Target Fund expected that as a result of its objectives and strategies, its distributions, if any, will consist primarily of capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Further Information

Additional information concerning the Acquiring Fund and the Target Fund is contained in this Proxy Statement/Prospectus, and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund Prospectus for the respective share class. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

Approval of the Proposed Reorganization by the Board of Trustees

The Advisor has proposed the Reorganization given the limited future growth prospects of the Target Fund and the economic infeasibility of the Target Fund over the long term in light of the costs associated with the continued operation of the Target Fund and the likely inability for it to attract assets in the foreseeable future. As part of its evaluation of the Target Fund, the Advisor proposed the Target Fund’s Reorganization into the Acquiring Fund because of, among other things, the similar valuation process used to evaluate potential investments despite differing investment strategies; the overlap in portfolio holdings; the relative performance of the Acquiring Fund compared to the Target Fund; the lower contractual management fees and lower estimated gross and net expense ratios (after taking into account the contractual expense caps) of the combined fund for both share classes; and the anticipated federal income tax-free nature of the proposed Reorganization.

At the November Meeting, the Advisor provided the Board of Trustees with information regarding the proposed Reorganization and potential alternatives to the proposed Reorganization. Prior to approving the Reorganization, the Independent Trustees reviewed and discussed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters and met with independent legal counsel in a private session without management present. Based on the foregoing, the Board of Trustees considered the following factors, among others, in approving the Reorganization and recommending that shareholders of the Target Fund approve the Reorganization:

•  The compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•  The consistency of portfolio management;

•  the Funds’ relative sizes;

•  the relative investment performance of the Funds;

•  the relative fees and expense ratios of the Funds, including the contractual expense cap on the combined fund’s expenses for both share classes;

•  the anticipated federal income tax-free nature of the Reorganization;

•  the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•  the terms of the Reorganization and whether the Reorganization would dilute the interests of the existing shareholders of the Target Fund;

•  the effect of the Reorganization on shareholder rights;

•  alternatives to the Reorganization; and

•  any potential benefits of the Reorganization to the Advisor and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

In comparing the Funds, the Board of Trustees recognized the differences between the investment objectives and principal investment strategies of the Funds. The Board noted that the Target Fund’s investment objective is capital appreciation, whereas the investment objective of the Acquiring Fund is to seek capital appreciation and income. While the objectives of both Funds share a capital appreciation component, the Acquiring Fund’s objective also includes income.

The Board of Trustees further noted that both Funds invest primarily in equity securities but follow materially different investment strategies. The Independent Trustees recognized, in particular, the differences in the use of a short sale strategy and the exposure to foreign securities between the Funds. In this regard, the Target Fund is a long/short fund that pursues its investment objective by primarily investing in equity securities of domestic companies through long and short positions whereas the Acquiring Fund is a global value fund that invests primarily in equity securities of foreign and domestic companies through a long only portfolio. Unlike the Target Fund, the Acquiring Fund does not employ a short sale strategy as a principal investment strategy and therefore any protections or returns earned from the short strategy as well as any related principal risks will no longer be applicable under the combined fund. The Target Fund further seeks to achieve higher risk-adjusted returns with lower volatility compared to the equity markets (as represented by the S&P 500 Index) whereas the Acquiring Fund does not have a similar mandate. In addition, the Target Fund invests primarily in the equity securities of domestic companies and has limited exposure to foreign securities. As a global value fund, the Acquiring Fund may invest a significant portion of its total assets in the equity securities of companies domiciled in foreign countries, including securities issued by companies domiciled in emerging and frontier markets.

As a principal investment strategy, the Target Fund also may invest in early stage companies, initial public offerings (“IPOs”), and fixed income securities of any maturity, including those that are less than investment grade known as “junk bonds.” The Acquiring Fund, however, may invest in investment grade fixed-income securities, early stage companies and IPOs but not as a principal investment strategy.

Notwithstanding the above differences, the Board noted that the portfolio manager(s) of the Funds employed a similar valuation analysis on companies (with particular emphasis in considering company fundamentals) to determine their potential as a portfolio investment for the Funds. In addition, both Funds have generally invested in larger capitalization companies. In this regard, the Acquiring Fund may invest in companies of any size but expected to invest a significant portion of the Fund’s assets in companies with a market capitalization of over US $5 billion at the time of purchase, and the Target Fund also may invest in the equity companies with a market capitalization of at least $100 million at the time of purchase but the weighted average market cap of the Fund was much higher. As a result, the Board noted the significant overlap in the long positions of the Funds which should help with a smooth transition in a merger.

In comparing the Funds, the Board of Trustees also considered the principal risks of each Fund, including the differences in the risks as a result of the differing investment strategies. As both Funds invest in equity securities through long positions, both Funds are subject to the risk that the price of such securities will decline. However, the Target Fund also engages in a short sale principal investment strategy and therefore is subject to the risks of engaging in short sales, including experiencing losses if the market price of the security increases, reducing the returns of the Fund compared to if the Fund held only long positions, increasing the Fund’s liquidity risk and exposing the Fund to the risk that the third party to the short sale will not honor its contract terms. Unlike the Target Fund, the Acquiring Fund invests significantly in foreign securities, including emerging and frontier markets. The Acquiring Fund is therefore subject to the risks associated with foreign securities including, among other things, more volatility; less liquidity; different regulatory, accounting and auditing standards; less publicly available information; fluctuations in currency exchange rates and restrictions on repatriating investments or income, and such risks are further increased for investments in emerging and frontier markets.

In addition, unlike the Acquiring Fund, the Target Fund may also invest in fixed income securities, including non-investment grade securities, as a principal investment strategy. The Target Fund therefore is subject to the risks of such investments including interest rate risk (the risk that the debt security’s value will decline due to changes in market interest rates) and credit risk (the risk the issuer of a debt security will fail to repay principal and interest on the security when due) which is further increased with respect to non-investment grade securities. As the Target Fund may also invest as a principal investment strategy in early stage companies and initial public offerings, the risks associated with such strategies also apply to the Target Fund but these are not principal risks of the Acquiring Fund. For a more detailed description of the principal investment objectives and risks of each Fund, please see the section entitled “Risk Factors” and “Comparison of the Funds – Investment Objectives – Principal Strategies.”

Portfolio Management

The Board of Trustees noted that the Funds have the same investment adviser. The Board of Trustees also noted that the portfolio manager of the Acquiring Fund became the lead portfolio manager of the Target Fund as of October  5, 2017.

Relative Sizes

The Board of Trustees considered that as of September 30, 2017, the Acquiring Fund had net assets of approximately $180 million, and the Target Fund had net assets of approximately $106 million and the combined fund with a larger asset base may lead to potential lower expenses as fixed costs are spread over a larger asset base.

Relative Investment Performance

The Board of Trustees considered the relative investment performance of the Funds over various periods. In reviewing the performance, the Board recognized that the Acquiring Fund formerly had been a large cap value fund investing primarily in the equity securities of domestic companies with a market capitalization of $5 billion at time of purchase and as of February 2017, the Acquiring Fund increased its ability to invest in foreign securities by adopting an investment policy permitting it to invest up to 20% of its total assets in the securities issued by foreign companies in developed or emerging markets. The Fund sought to further expand its foreign investment exposure becoming a global value fund as of October 30, 2017. Accordingly, the performance information prior to such date would be for the prior investment strategy and would not reflect the current investment strategy. The Board of Trustees observed, among other things, that except for the one-year ended December 31, 2016, the Investor Class shares of the Acquiring Fund outperformed the Investor Class shares of the Target Fund for the three-, five- and ten-year periods ended December 31, 2016. The Board of Trustees further observed that based on the Investor Class shares for the calendar years from 2007 through 2016, the Acquiring Fund outperformed the Target Fund in six of those ten calendar years. Although the inception dates of the Institutional Class shares of the Global Value Fund and Long/Short Fund was January 31, 2012 and December 13, 2012, respectively, the Board recognized that the performance of the Funds’ Institutional Class during their existence was similar to that of the Investor Class as the classes are invested in the same portfolio of securities and differences in performance between the classes would be principally attributed to differences in expenses. In its review, the Board, however, was aware of the limitations on the usefulness of the comparative performance data given that the performance history of the Acquiring Fund did not reflect the recent changes to its principal investment strategies.

Fees and Expense Ratios

The Board of Trustees considered the fees and expense ratios of the Funds, including the estimated fees expenses of the combined fund, before and after any reimbursement of expenses by the Advisor pursuant to the applicable contractual expense cap and assuming different levels of asset retention. In this regard, the Independent Trustees noted that the Acquiring Fund had a lower contractual management fee than that of the Target Fund generally because the Acquiring Fund does not engage in short sales as a principal investment strategy and therefore does not incur the research and resources required to manage the short positions nor would the Acquiring Fund incur the expenses associated with a short sale principal investment strategy, such as transaction costs and borrowing fees in connection with the short sales and payments to the lender equal to dividends paid during the loan. The Independent Trustees further noted that the gross and net expenses of the Acquiring Fund were lower than that of the Target Fund for both classes, subject to the following exception. Given the small asset size of the Institutional Class of the Acquiring Fund, its gross expense ratio was higher than that of the Target Fund for its Institutional Class based on the data available to the Board. However, after combining the assets of the Funds, the pro forma gross expense ratios of the combined fund for both classes were estimated to be lower than that of the Target Fund. In addition, the Independent Trustees considered that the contractual expense cap to which the Advisor agreed for each class of the combined fund was lower than the contractual expense cap for each class of the Target Fund. Accordingly, the gross and net expense ratios (after taking into account the expense caps) of the combined fund following the Reorganization were expected to be lower than that of the Target Fund for both share classes.

Tax Consequences of the Reorganization

The Board of Trustees considered the tax implications of the Reorganization. The Board of Trustees noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Board of Trustees recognized that with fund reorganizations, applicable tax laws would impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. The Board of Trustees further recognized that there may be some gains or losses resulting from portfolio realignment prior to the Reorganization that could result in less of the Target Fund’s unrealized capital gains being transferred to the combined fund.

Costs of the Reorganization

The Independent Trustees did not identify any single factor as all-important or controlling, but rather the decision of the Reorganization reflected the comprehensive consideration of all the information presented, and each Trustee may have attributed different weights to the various factors and information considered in the approval process. In addition, the Independent Trustees considered the limited growth prospects and limited economic feasibility of the Target Fund continuing long term and that any liquidation would result in a forced taxable event to shareholders. As noted, the Independent Trustees recognized some of the benefits from the Reorganization including the potential lower gross and net expense ratio of the combined fund, the lower contractual expense cap on both classes of the combined fund, the tax-free nature of the Reorganization, the avoidance of a taxable event if the Target Fund was liquidated and the similarities in the evaluation of eligible investments for the Funds despite the differing investment strategies and the overlap in portfolio holdings that may contribute to a smooth merger. The Independent Trustees also considered the costs of the Reorganization, including the brokerage costs in repositioning the Target Fund portfolio to connection with the Reorganization. In light of the foregoing factors, among others, the Independent Trustees determined that it was reasonable to split the costs of the Reorganization evenly (including brokerage expenses) between the Advisor and the Target Fund, subject to the expense cap limitations. Accordingly, to the extent the Target Fund’s expenses, including the Reorganization expenses, exceed the Fund’s current expense cap on the respective share class, the Advisor will also absorb the Fund’s expenses (including the portion of the Reorganization expenses allocated to the Target Fund) to the extent necessary for the Fund to operate within its respective expense cap for each class of shares. The Advisor will not seek to recoup any Reorganization expenses allocated to the Advisor. Further, the Acquiring Fund also may incur some brokerage commissions in connection with the investment of cash received in the Reorganization. If the Reorganization is not ultimately completed, the Advisor will bear all the expenses incurred in connection with the proposed Reorganization.

Diluti on

The terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, shareholders of the Target Fund will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the shares of the Target Fund surrendered. Holders of Investor Class and Institutional Class shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Effect on Sharehold er Rights

The Board of Trustees noted that holders of Investor Class and Institutional Class shares of the Target Fund will receive the same class of shares of the Acquiring Fund. The Board of Trustees further considered that each Fund is a series of the Trust, a Massachusetts business trust. In this regard, the rights of each Fund’s shareholders are the same under the Trust’s Declaration of Trust.

Alternatives to the Reorganization

The Board of Trustees considered various alternatives, including liquidation. The Board of Trustees, however, determined that liquidation was not in the best interests of shareholders as liquidation is a taxable event.

Potential Benefits to the Advisor and its Affiliates

Although the Board recognized that the Advisor would be receiving a lower management fee on the combined assets as the contractual management fee rate of the Acquiring Fund of 0.90% is lower than the contractual management fee rate of the Target Fund of 1.10%, the Board of Trustees also recognized that the Reorganization may result in some benefits and economies for the Advisor and its affiliates. These benefits may include any cost savings to the Advisor as a result of the elimination of the Target Fund as a separate fund in the Wasatch complex and the potential reduction or elimination of the Advisor’s expense reimbursement requirement under the applicable contractual expense cap of the Acquiring Fund and Target Fund. More specifically, the Board considered the potential reduction in the Advisor’s expense reimbursement obligations under the applicable contractual expense reimbursement cap to the Acquiring Fund due to the larger asset size of the combined fund. In this regard, the Advisor had reimbursed 0.09% of average net assets to the Investor Class and 1.36% of average net assets of the Institutional Class shares of the Acquiring Fund for the fiscal year ended September 30, 2017 and considered the potential for lower reimbursement rates of the Advisor of the combined fund following the Reorganization. Additionally, the Board noted that the Advisor’s obligation to waive fees or reimburse expenses of the classes of the Target Fund under its expense reimbursement agreement with the Target Fund would also be eliminated as a result of the Reorganization.

Conclusion

The Board of Trustees, including the Independent Trustees, approved the Reorganization, concluding that the Reorganization is in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of the Reorganization. The Board of Trustees did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

The Proposed Reorganization

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix A. The Agreement provides that the Target Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of the Reorganization will take place at the close of business on the Closing Date.

The Target Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of such Target Fund shareholders, and representing the respective pro rata number, by class, of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund.

As a result of the Reorganization, each Target Fund Investor Class and Institutional Class shareholder will receive a number of Acquiring Fund Investor Class and Institutional Class shares, respectively, equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Target Fund Investor Class and Institutional Class shares surrendered by such shareholder.

The Board of Trustees determined that the Reorganization is in the best interests of each Fund, and the Board of Trustees has further determined that the interests of the existing shareholders of such Funds would not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in the Agreement. The Agreement may be terminated by mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by any other party of any representation, warranty, or agreement to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board of Trustees that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees or the Advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. See “Material Federal Income Tax Consequences” below.

Description of Securities to Be Issued

Shares of Beneficial Interest. Each Fund has established and designated two classes of shares consisting of Investor Class and Institutional Class. Only Investor Class and Institutional Class shares to be issued to Target Fund shareholders in the Reorganization are offered through this Proxy Statement/Prospectus. The Trust’s Declaration of Trust permits the Board of Trustees, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of each Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. Each Fund operates as a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Trust currently has 18 series, including the Acquiring Fund and the Target Fund, and the Board of Trustees may, in its sole discretion, create additional series from time to time. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class. There are no conversion, preemptive or other subscription rights except that the shares of the Institutional Class held by any shareholder who is no longer eligible to hold such shares may be converted at the discretion of the Board or any authorized officer, to shares of a class in the same Fund in which the shareholder is eligible on the basis of the relative net asset values of the purchase class and target class without the imposition of any sales load fee or other charge, subject to prior notice. In addition to the specific voting rights described above, shareholders of each Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the relative rights, preferences, privileges, limitations, restrictions and other terms of a series or class and as may be modified by the Trustees from time to time.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder personal liability for the debts, liabilities, obligations or expenses of the Trust or any series or class thereof and requires that notice of this disclaimer be given in each note, bond, contract, certificate, instrument or other undertaking entered into or executed by or on behalf of the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust or applicable series for all losses and expenses of any shareholder held personally liable for the obligations of the Trust or applicable series solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

Continuation of Shareholder Accounts, Plans and Privileges; Share Certificates

If the Reorganization is approved and completed, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially the same. Shareholders of the Target Fund who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Service Providers

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as the custodian for the assets of each Fund. UMB Fund Services, Inc. located at 253 West Galena Street, Milwaukee, Wisconsin 53212, serves as the transfer agent, shareholder services agent and dividend paying agent for each Fund.

PricewaterhouseCoopers LLP located at 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106, serves as the independent auditors for each Fund. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as principal underwriter for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, the Fund will receive a tax opinion from Chapman and Cutler, LLP (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of their Target Fund shares solely for Acquiring Fund shares.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

6.

The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

As explained above, the Target Fund will experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of such portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

The Acquiring Fund will be the accounting survivor following the Reorganization. After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of

September 30, 2017, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

CAPITAL LOSS CARRYFORWARDS
	Target Fund		Acquiring Fund
	Short Term	Long Term	Short Term	Long Term
Capital losses to be carried forward – not subject to expiration*	$26,195,256	$127,709,466	-	-

*IRC Sections 381, 382, 383 and 384 limit the pre-reorganization carryforward losses that may be used in any one year following a reorganization. The estimate of the amount of loss that may be utilized is limited to approximately $2.0 million per year.

The Target Fund’s capital loss carryforwards arose in the 2016 taxable year when $157,346,427 was deferred as a post-October capital loss for the period November 1, 2015 through September 30, 2016. The amounts above are first shown as a capital loss carryforward in the annual report dated September 30, 2017 and can be carried forward indefinitely.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund and Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The costs of the Reorganization of the Target Fund will be split equally between the Advisor and the Target Fund, subject to the contractual expense cap limitations. The total estimated expenses in connection with the Reorganization are $394,000 which includes, among other things, the legal, audit and proxy solicitation fees of approximately $338,000, and brokerage costs. Brokerage costs are the only transaction cost associated with the repositioning of the Target Fund, which are estimated at approximately $56,000 (0.09% of the Target Fund’s net assets) assuming it had occurred as of March 31, 2018. These amounts are estimates and actual amounts may vary. Amounts charged to the Target Fund will generally be allocated between its share classes based on the relative net assets of the share classes, except that each class separately bears expenses related specifically to that class. To the extent that the Target Fund’s expenses (including Reorganization expenses for which the Target Fund is responsible), exceeds the Fund’s current contractual expense cap on the respective share class, the Advisor will waive and/or reimburse the Target Fund’s expenses (including the portion of the Reorganization expenses allocated to it) to the extent necessary for the Fund’s share classes to operate within their respective expense cap.

The Target Fund –Investor Class and Institutional Class expense caps are 1.60% and 1.15%, respectively, of average daily net assets until at least January 31, 2019. The Acquiring Fund Investor Class and Institutional Class expense caps are 1.10% and 0.95%, respectively, of average daily net assets until at least January 31, 2020. Interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expense, such as litigation and other expenses not incurred in the ordinary course of business are excluded. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

Under the expense limitation agreement of both Funds, the Advisor may recoup certain amounts previously paid in a prior or current fiscal year, but only during the term of the current agreement. In this regard, to calculate the required waiver or reimbursement, the Advisor will waive or reimburse expenses each day that the amount of the annualized operating expenses of a class exceeds its expense limit; however, the Advisor may be reimbursed such amounts on any day during the fiscal year the annualized expenses of a class are below its expense limit to the extent the reimbursement does not cause the respective Fund class’s Fund’s expenses to exceed the expense cap during the term of the Agreement. Regardless of the ability to recoup expenses under the terms of the current expense limitation agreement, the Advisor has agreed that it will not seek to recoup any Reorganization expenses. Brokerage commissions and other transaction costs incurred in connection with the repositioning of the Target Fund portfolio are not subject to the Target Fund’s contractual expense cap and will be borne by the Target Fund and indirectly by the Target Fund’s shareholders. The Advisor, however, has agreed to pay for half of the brokerage commissions incurred in repositioning the Target Fund portfolio. Based on current expense levels, it is anticipated that the Advisor will absorb a significant portion of the Reorganization expenses charged to the Target Fund. In addition, the Acquiring Fund and indirectly its shareholders (including former shareholders of the Target Fund who hold shares in the Acquiring Fund) are estimated to incur approximately $20,000 in brokerage commissions related to the acquisition of portfolio securities from cash received in the Reorganization. If the Reorganization is not approved or not completed, Wasatch will pay all expenses associated with the Reorganization.

The Trust has engaged AST Fund Solutions to assist in the solicitation of proxies at an estimated cost of $68,000 - $75,000 plus reasonable expenses, which is included in the expense estimate above.

Overview of Massachusetts Business Trusts

Each Fund is a series of the Trust, a Massachusetts business trust organized on November 6, 2009. The following description is based on relevant provisions of applicable Massachusetts law and the Funds’ operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and the Funds’ operative documents.

In General

Each Fund is a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or a similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certainty that corporate laws, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Trust’s Declaration of Trust contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration of Trust contains such provisions.

Massachusetts Business Trusts

The Trust, of which each Fund is a series, is organized as a Massachusetts business trust and is governed by its Declaration of Trust and by-laws. Under the Trust’s Declaration of Trust, in construing its provisions, the presumption shall be in favor of a grant of power to the trustees of the Trust. Under the Trust’s Declaration of Trust, any action taken or determination made by or pursuant to the direction of the trustees in good faith and consistent with the provisions of the Declaration of Trust shall be final and conclusive and shall be binding upon the Trust and every shareholder. The following is a summary of some of the key provisions of the Trust’s governing documents.

Shareholder Voting. The Trust’s Declaration of Trust provides that shareholders shall not have the power to vote on any matter except: (i) for the election or removal of trustees to the extent and as provided in the Declaration of Trust; and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the trustees may consider and determine necessary or desirable. The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

Under the By-Laws of the Trust, there shall be no annual meetings of shareholders except as required by law. A meeting of shareholders of the Trust or any series or class shall be called by the Secretary when ordered by (i) a majority of the trustees then in office, (ii) the Chairman of the Board or (iii) the President of the Trust. Subject to certain exceptions, meetings of shareholders of the Trust or of any series or class shall also be called by the Secretary upon the order of the trustees upon the written request of the shareholders holding shares representing in the aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in such written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acting on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

Under the By-Laws, the holders of outstanding shares entitled to vote and present in person or by proxy representing 30% of the voting power of the Trust shall constitute a quorum at any meeting of shareholders, except that where pursuant to any provision of law, the Declaration of Trust or the By-Laws a vote shall be taken by individual series or class then the outstanding shares entitled to vote and present in person or by proxy representing 30% of the voting power of that series or class shall be necessary to constitute a quorum for the transaction of business by that series or class.

The shareholders shall take action by the affirmative vote of the holders of shares representing a majority, except in case of the election of trustees which shall only require a plurality, of votes cast at a meeting of shareholders at which a quorum is present, except as may be otherwise required by applicable law or any provision of the Declaration of Trust or the By-Laws.

Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the trustees.

Election and Removal of Trustees. The Declaration of Trust provides that the trustees determine the size of the Board of Trustees. Subject to certain exceptions, each trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until his successor, if any, is elected, qualified and serving as a trustee thereunder. Any trustee vacancy may be filled by the affirmative vote or consent of a majority of the trustees then in office, except when a shareholder vote is required under the 1940 Act. Therefore, there will be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. Under the Declaration of Trust, if for any reason there are no trustees then in office, vacancies may be filled by certain officers of the Trust or may be filled in any other manner permitted by the 1940 Act. Subject to certain exceptions for resignation and retirement, any trustee may be removed from office only (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares, or (ii) by the action of at least two-thirds (2/3) of the remaining trustees, specifying the date when such removal shall become effective.

Issuance of Shares. Under the Declaration of Trust, the number of shares is unlimited. The trustees may authorize shares of the Trust to be issued either for cash or for such other consideration and on such terms as the trustees from time to time deem advisable. Shareholders shall not have any right to acquire, purchase or subscribe for any additional shares, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the trustees may determine from time to time.

Series and Classes. The Declaration of Trust gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights, preferences, privileges, limitations and restrictions and such other relative terms as shall be determined by the trustees from time to time. The trustees are also authorized to terminate the Trust or any series at any time upon written notice to the shareholders of the Trust or such series, as the case may be, and may terminate a class at any time without notice to shareholders.

Amendments to Declarations of Trust. A majority of the trustees of the Trust then in office may vote to amend or otherwise supplement the Declaration of Trust with certain limitations. Any amendment to the provisions relating to the qualification and number, term and election, resignation and removal, or certain other provisions regarding the trustees contained in its Declaration of Trust requires the approval of two-thirds of the trustees. Additionally, the Declaration of Trust may not be amended to impair any exemption from or limitation of personal liability of any shareholder, trustee, officer or employee of the Trust or limit the rights to indemnification, advancement of expenses or insurance provided in certain provisions of the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification, advancement or insurance under such provisions of the Declaration of Trust prior to such amendment.

Shareholder, Trustee and Officer Liability. The Declaration of Trust provides that shareholders have no personal liability for any debt, liability, obligation or expense of the Trust or any series or class and require the Trust or applicable series to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, the Trust or applicable series will assume the defense of any claim against its shareholder for any act or obligation of the Trust or applicable series at the request of the shareholder and satisfy the judgement thereon. Similarly, the Declaration of Trust provides that any person who is a trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Subject to certain exceptions and limitations, the Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration of Trust also provides that the trustees may rely in good faith on expert advice.

Preemptive Rights. Pursuant to the Declaration of Trust, shareholders have no preemptive rights or other rights to subscribe to additional shares except as the trustees may determine.

Derivative Actions. The Declaration of Trust provides that no shareholders may bring a derivative or similar action or proceeding in the right of the Trust or any series to recover a judgment in its favor unless the conditions set forth in the Declaration have been met, including, among other things, making a written demand on the trustees to request that the trustees cause the Trust to file the action itself on behalf of the affected series or class pursuant to the process and requirements set forth in the Declaration.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Trust and under applicable state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the unaudited capitalization and ratios of the Target Fund and the Acquiring Fund as of March 31, 2018, and the pro forma capitalization of the combined fund after the Reorganization. There is no assurance that the Reorganization will occur. These numbers may differ at the Closing Date of the Reorganization.

Pro Forma Condensed Combined Capitalization Table and Ratios

as of March 31, 2018 (Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments(1)	Pro Forma Acquiring Fund
Net Assets
Investor Class	$60,269,644	$161,825,757	$(162,374)	$221,933,027
Institutional Class	10,340,393	4,387,459	(27,858)	14,699,994

Total	$70,610,037	$166,213,216	$(190,232)	$236,633,021

Shares Outstanding
Investor Class	4,850,856	18,590,178	2,058,026	25,499,060
Institutional Class	824,929	504,720	361,784	1,691,433

Total	5,675,785	19,094,898	2,419,810	27,190,493

	Target Fund	Acquiring Fund	Pro Forma Acquiring Fund
Net Asset Value Per Share
Investor Class	$12.42	$8.70	$8.70
Institutional Class	$12.53	$8.69	$8.69
Shares Authorized
Investor Class	Unlimited	Unlimited	Unlimited
Institutional Class	Unlimited	Unlimited	Unlimited
Ratio of Expense to Average Net Assets
Before Fee Waivers
Investor Class	1.91%	1.18%	1.20%
Institutional Class	1.77%	1.53%	1.13%

After Fee Waivers
Investor Class	1.86%	1.10%	1.10%
Institutional Class	1.36%	0.95%	0.95%

(1)	The pro forma balances are presented as if the Reorganization was effective as of March 31, 2018, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about September 7, 2018 or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.

(2)	The costs of the Reorganization will be split equally between the Advisor and Target Fund, subject to the expense cap limitations. The estimated expenses in connection with the Reorganization for the Target Fund is $394,000. Amounts charged to the Target Fund will generally be allocated between its share classes based on the relative net assets of the share classes, except that each class separately bears expenses related specifically to that class. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceeds the Fund’s current expense cap on the respective share class, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap. Based on current expense levels, it is anticipated that the Advisor will absorb a significant portion of the Reorganization expenses charged to the Target Fund. The Acquiring Fund is estimated to incur approximately $20,000 in brokerage commissions resulting from investing cash received in the Reorganization. If the Reorganization is not approved or completed, the Advisor will pay all expenses associated with the Reorganization. See the section entitled “The Proposed Reorganization—Reorganization Expenses” in the Proxy Statement/Prospectus for additional information.

(3)	Reflects the issuance by the Acquiring Fund of approximately 6,908,882 Investor Class shares and 1,186,713 Institutional Class shares to Investor Class and Institutional Class shareholders, respectively, of the Target Fund in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the issuance of Investor Class and Institutional Class shares of the Acquiring Fund pursuant to the Agreement will be passed on by Chapman and Cutler, LLP, 111 West Monroe Street, Chicago, Illinois 60603 and Morgan, Lewis & Bockius, LLP, One Federal Street, Boston, MA 02110-1726.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Proxy Statement/Prospectus SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports which the Funds have filed with the SEC pursuant to the applicable requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for each class of each Fund is Registration No. 811-4920. Each Prospectus and Statement of Additional Information relating to the respective Fund of each share class of the Fund are incorporated herein by reference, only insofar as they relate to the Funds.

OTHER INFORMATION

Shareholders of the Funds

For each Fund, the following tables set forth the percentage of ownership of each person who, as of June 30, 2018, the record date with respect to the Special Meeting of the Target Fund, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties assuming the Reorganization occurred on June 30, 2018. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of the Target Fund may be able to control the Target Fund and determine the outcome of a shareholder meeting.

Target Fund - Long/Short Fund
Class Name	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Combined Fund After Reorganization of Target Fund into Acquiring Fund
Institutional	National Financial Services Corp for the Exclusive Benefit of Our Customers One World Financial Center New York, NY 10281	34.31%	19.57%
Institutional	Charles Schwab & Co. Inc. Special Acct for the Benefit 211 Main St. San Francisco, CA 94105	28.15%	16.06%
Institutional	First Clearing LLC Special Cust A/C Benefit of Customer Saint Louis, MO 63103	12.68%	7.23%
Investor	National Financial Services Corp for the Exclusive Benefit of Our Customers One World Financial Center New York, NY 10281	42.62%	11.24%
Investor	Charles Schwab & Co. Inc. Special Custody Acct Attn Mutual Funds San Francisco, CA 94101	17.86%	4.71%
Investor	LPL Financial Attn Mutual Fund Trading San Diego, CA 92121	7.35%	1.94%
Investor	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	6.01%	1.58%

Acquiring Fund – Global Value Fund
Class Name	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Combined Fund After Reorganization of Target Fund into Acquiring Fund
Institutional	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	55.96%	24.03%
Institutional	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	17.96%	7.71%
Institutional	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	16.54%	7.10%
Institutional	First Clearing LLC 2801 Market Street Saint Louis, MO 63103	5.96%	2.56%
Investor	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	47.65%	35.09%
Investor	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	25.59%	18.85%
Investor	DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Attn NPIO Trade Desk Des Moines, IA 50392	5.57%	4.10%

At the close of business on June 30, 2018, there were 4,292,728 Investor Class shares and 485,520 Institutional Class shares of the Target Fund outstanding. As of June 30, 2018, the Trustees and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of each class of shares of the Target Fund.

At the close of business on June 30, 2018, there were 17,472,818 Investor Class shares and 538,553 Institutional Class shares of the Acquiring Fund outstanding. As of June 30, 2018, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of a Fund’s next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of a Fund’s shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108.

Shareholder Communications

Shareholders who want to communicate with the Board of Trustees or any individual Trustee should write to their Fund, to the attention of Russell Biles, Secretary of the Funds, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. The letter should indicate that you are a Fund shareholder and identify the Fund or Funds that you own and with respect to which Fund or Funds your letter is concerned. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the nominating and governance committee and to the Board of Trustees’ independent legal counsel for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or how to request a single copy if multiple copies of such document are received, shareholders should call Wasatch Funds at (800) 551-1700 or write to Wasatch Funds at PO BOX 2172, Milwaukee WI 53201

Financial Statements

The pro forma financial statements for the Acquiring Fund are set forth herein as Appendix B.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Shareholder Approval of the Reorganization

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Target Fund entitled to vote. This means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) more than 50% of the outstanding voting securities, whichever is less.

Voting by Proxy

Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board of Trustees, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining quorum but do not count as votes “FOR” the Reorganization and have the same effect as a vote “AGAINST” the Reorganization.

Shareholders who execute proxies may revoke their proxy at any time before the proxy is voted by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting or adjournment or postponement thereof and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Quorum and Other Voting Requirements

The presence in person or by proxy of the holders of 30% of the shares of the Target Fund issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of any business. For purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes, shall be counted.

If a quorum is not obtained, the trustee or officer presiding at the Special Meeting may adjourn the meeting to permit further solicitation of proxies. The Special Meeting may also be adjourned by the trustee or officer presiding at the Special Meeting with respect to one or more matters to be considered at the meeting, even if a quorum is present with respect to such matters, when such adjournment is approved by the vote of the holders of shares representing a majority of the voting power of the Shares present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes may, at the direction of the proxies named therein, be voted in favor of such an adjournment. An adjourned meeting may be held without further notice if the date, time and place were announced at the time of adjournment.

Proxies of shareholders of the Target Fund are solicited by the Board of Trustees of the Trust. Additional solicitation may be made by mail, telephone, email, internet or other electronic means or oral communications by representatives of the Advisor or Wasatch, or by dealers or their representatives. As noted above, the Trust has retained AST Fund Solutions to assist in the solicitation of proxies.

It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

July 27, 2018

Please sign and return your proxy promptly.

Your vote is important, and your participation in the affairs of your Fund does make a difference.

APPENDIX A:

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [        ] day of [        ], 2017 by Wasatch Funds Trust, a Massachusetts business trust (the “Trust”), on behalf of and between Wasatch Global Value Fund, a series of the Trust (the “Acquiring Fund”), and Wasatch Long/Short Fund, a series of the Trust (the “Target Fund”), and Wasatch Advisors, Inc. (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, each Fund has designated two separate classes, an Investor Class and an Institutional Class, and the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has made the determinations required by Rule 17a-8 under the 1940 Act with respect to the Target Fund and Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND

SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND

TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1      THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2      ASSETS TO BE TRANSFERRED.    The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3      LIABILITIES TO BE ASSUMED.    The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4      LIQUIDATING DISTRIBUTION.    As of the Effective Time, the Target Fund will distribute in complete liquidation of the Target Fund each class of the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record with respect to each corresponding class of shares, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of such class. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5      OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6      TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares due a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7      LIQUIDATION AND TERMINATION.    The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8      REPORTING.    Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9      BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS.    The value of the Target Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2      VALUATION OF SHARES.    The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3      SHARES TO BE ISSUED.    The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets (net of liabilities) with respect to each class of shares of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share of the corresponding class determined in accordance with Section 2.2. Shareholders of record of Investor Class shares of the Target Fund at the Closing will be credited with full and fractional Investor Class shares of the Acquiring Fund. Shareholders of record of Institutional Class shares of the Target Fund at the Closing will be credited with full and fractional Institutional Class shares of the Acquiring Fund.

2.4      EFFECT OF SUSPENSION IN TRADING.    In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1      CLOSING.     The Closing shall occur on September 7, 2018 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Wasatch Advisors, Inc. in Salt Lake City, Utah or at such other time and/or place as the parties may agree.

3.2      CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3      TRANSFER AGENT’S CERTIFICATE.    The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Investor Class and Institutional Class Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Investor Class and Institutional Class Acquiring Fund Shares to be credited at the Closing to the Secretary of the Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4      DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS OF THE TARGET FUND.    The Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Target Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust, as amended (the “Declaration of Trust”).

(c)      The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Trust’s Declaration of Trust or By-Laws, as amended and restated (the “By-Laws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)      Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before the Closing.

(f)      No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)      The financial statements of the Target Fund as of September 30, 2017, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of September 30, 2017, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)      Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)      All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to in subsection (g) above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)      All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)      At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund including the determinations of the Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by the Target Fund shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)      The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)      For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND.    The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)      The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)      No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)      The financial statements of the Acquiring Fund as of September 30, 2017 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of September 30, 2017, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)      Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)      All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)      All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)      The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)      The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)      For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

ARTICLE V

COVENANTS OF THE FUNDS

5.1      OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2      APPROVAL OF SHAREHOLDERS.    The Trust will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3      INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4      ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5      FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6      STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7      PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8      TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.6 herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1      The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by the Trust’s President or any Vice President, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Target Fund shall reasonably request.

6.2      The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1      The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Trust, on behalf of the Target Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2      The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Trust.

7.3      The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the

Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4      The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5      The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1      This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2      On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3      All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4      The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5      The Funds shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or Morgan Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)      The Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)      The execution and delivery of the Agreement by the Trust, on behalf of the Funds, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by a Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares, and for the issuance of Acquiring Fund Shares, as applicable, and all other transactions pursuant to the Agreement have been obtained or made.

8.6      The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)      The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)      No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)      No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)      The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)      The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.6.

ARTICLE IX

EXPENSES

9.1      The Adviser and the Target Fund will each pay one-half of the expenses incurred in connection with the Reorganization (“Reorganization Expenses”), subject to any contractual expense cap limitation then in effect. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; (g) brokerage commissions incurred by the Target Fund in connection with its portfolio repositioning for the Reorganization; and (h) other related administrative or operational costs. To the extent that the payment of Reorganization Expenses would cause the Target Fund to exceed its contractual expense cap then in effect, the Adviser or an affiliate thereof will reimburse the portion of Reorganization Expenses necessary for the Target Fund to operate within its cap. for each share class. Notwithstanding any other agreement between the Advisor and the Trust, the Advisor will not recoup any Reorganization expenses paid pursuant to this section. If the Reorganization is not consummated, the Adviser or an affiliate thereof will bear full responsibility for payment of the Reorganization Expenses.

9.2      Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3      Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1      The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Trust’s President, or any Vice President without further action by the Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)      a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)      a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)      a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of such Fund, as provided in the Trust’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, on behalf of each Fund, and signed by authorized officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund as provided in the Trust’s Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WASATCH FUNDS TRUST, on behalf of the Wasatch Long/Short Fund

By:
Name :
Title:

ACKNOWLEDGED:

By:
Name :

WASATCH FUNDS TRUST, on behalf of Wasatch Global Value Fund

By:
Name :
Title:

ACKNOWLEDGED:

By:
Name :

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

WASATCH ADVISORS INC.

By:
Name :
Title:

ACKNOWLEDGED:

By:
Name :

Appendix B

Pro Forma Financial Statements for the Reorganization of Wasatch Long/Short Fund (the “Target Fund”) into Wasatch Global Value Fund (the “Acquiring Fund”)

The unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Wasatch Long/Short Fund (the “Target Fund”) into the Wasatch Global Value Fund (the “Acquiring Fund”) (formerly Wasatch Large Cap Value Fund), each an open-end management investment company under the Investment Company Act of 1940, as amended (the “Reorganization”). The Reorganization will consist of (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the pro rata distribution of shares of the Acquiring Fund to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund. The Pro Forma Schedule of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Acquiring Fund, the Target Fund and the combination of the Acquiring Fund and the Target Fund (the “Pro Forma Acquiring Fund”) as of March 31, 2018. The Pro Forma Statement of Operations is presented for the Acquiring Fund, the Target Fund and the Pro Forma Acquiring Fund for the period from April 1, 2017 through March 31, 2018.

B-1

Pro Forma Combined Schedule of Investments

As of March 31, 2018 (Unaudited)

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
Common Stocks 95.0% †
Airlines 1.7%

Japan Airlines Co. Ltd. (Japan)	-	101,000	101,000	$-	$4,064,489	$-	$4,064,489
Automobile Manufacturers 0.4%

General Motors Co.#	28,500	-	28,500	1,035,690	-	-	1,035,690
Communications Equipment 4.6%

Cisco Systems, Inc.††	90,200	163,000	253,200	3,868,678	6,991,070	-	10,859,748
Construction & Engineering 1.0%

CTCI Corp. (Taiwan)	-	1,360,000	1,360,000	-	2,259,903	-	2,259,903
Data Processing & Outsourced Services 0.7%

Cielo S.A. (Brazil)	-	250,000	250,000	-	1,566,736	-	1,566,736
Diversified Banks 16.9%

BNP Paribas S.A. (France)	-	57,000	57,000		4,227,159		4,227,159

Citigroup, Inc.#	49,016	80,000	129,016	3,308,580	5,400,000	-	8,708,580
ING Groep N.V., ADR (Netherlands)	136,800	297,000	433,800	2,316,024	5,028,210	-	7,344,234
Mizuho Financial Group, Inc. (Japan)	-	2,750,000	2,750,000	-	4,946,666	-	4,946,666

Nordea Bank AB (Sweden)	-	565,000	565,000	-	6,045,478	-	6,045,478

Wells Fargo & Co.	54,000	112,000	166,000	2,830,140	5,869,920	-	8,700,060

				8,454,744	31,517,433	-	39,972,177

Drug Retail 3.6%

CVS Health Corp.	32,000	103,000	135,000	1,990,720	6,407,630	-	8,398,350
Electric Utilities 6.2%

Entergy Corp.	9,000	23,000	32,000	709,020	1,811,940		2,520,960

Exelon Corp.†† #	110,135	198,000	308,135	4,296,366	7,723,980	-	12,020,346

				5,005,386	9,535,920	-	14,541,306
Electrical Components & Equipment 2.7%
Eaton Corp. plc

B-2

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
	-	65,000	65,000	-	5,194,150	-	5,194,150

Emerson Electric Co.#	18,023	-	18,023	1,230,971	-	-	1,230,971

				1,230,971	5,194,150	-	6,425,121
Fertilizers & Agricultural Chemicals 0.8%

Mosaic Co. (The)#	79,995	-	79,995	1,942,279	-	-	1,942,279
Food Retail 0.6%

Kroger Co. (The)#	56,600	-	56,600	1,355,004	-	-	1,355,004
Health Care Equipment 0.8%

Medtronic plc#	24,700	-	24,700	1,981,434	-	-	1,981,434
Health Care Services 3.0%
Laboratory Corp. of America Holdings*	13,205	31,000	44,205	2,135,909	5,014,250		7,150,159
Hotels, Resorts & Cruise Lines 0.8%

Extended Stay America, Inc.** #	98,255	-	98,255	1,942,501	-	-	1,942,501
Hypermarkets & Super Centers 1.9%

Wal-Mart Stores, Inc.	-	51,700	51,700	-	4,599,749	-	4,599,749
Integrated Oil & Gas 6.9%
Royal Dutch Shell plc ADR (Netherlands)	37,900	89,500	127,400	2,418,399	5,710,995	-	8,129,394

Suncor Energy, Inc. (Canada)	73,000	165,000	238,000	2,521,420	5,699,100	-	8,220,520

				4,939,819	11,410,095	-	16,349,914
Integrated Telecommunication Services 1.3%

AT&T, Inc.#	45,000	-	45,000	1,604,250	-	-	1,604,250

Verizon Communications, Inc.#	30,300	-	30,300	1,448,946	-	-	1,448,946

				3,053,196	-	-	3,053,196
Oil & Gas Drilling 0.8%

Ensco plc, Class A	141,000	310,000	451,000	618,990	1,360,900	-	1,979,890
Oil & Gas Equipment & Services 1.6%

Schlumberger Ltd.	-	59,400	59,400	-	3,847,932	-	3,847,932
Oil & Gas Exploration & Production 1.0%

Anadarko Petroleum Corp.#	40,000	-	40,000	2,416,400	-	-	2,416,400
Oil & Gas Storage &

B-3

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
Transportation 1.6%
Enbridge Income Fund Holdings, Inc. (Canada)	-	173,000	173,000	-	3,749,105	-	3,749,105
Other Diversified Financial Services 2.1%
Fubon Financial Holding Co. Ltd. (Taiwan)	-	2,910,000	2,910,000	-	5,010,186	-	5,010,186
Packaged Foods & Meats 0.6%

General Mills, Inc.#	31,960		31,960	1,440,118		-	1,440,118
Pharmaceuticals 11.2%

Allergan plc#	8,000		8,000	1,346,320	-	-	1,346,320

Johnson & Johnson#	25,948		25,948	3,325,236	-	-	3,325,236

Novartis AG (Switzerland)	39,273	80,575	119,848	3,175,222	6,516,977	-	9,692,199

Pfizer, Inc.††	112,400	226,000	338,400	3,989,076	8,020,740	-	12,009,816

				11,835,854	14,537,717	-	26,373,571
Property & Casualty Insurance 1.9%

Axis Capital Holdings Ltd.		78,100	78,100	-	4,496,217	-	4,496,217
Reinsurance 2.8%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)		29,000	29,000	-	6,743,695	-	6,743,695
Semiconductors 0.9%
Tower Semiconductor Ltd.* #(Israel)	75,000		75,000	2,018,250	-	-	2,018,250
Specialized REITs 3.2%

EPR Properties	45,500	91,000	136,500	2,520,700	5,041,400	-	7,562,100
Systems Software 3.9%

Oracle Corp.	59,650	141,000	200,650	2,728,987	6,450,750	-	9,179,737
Technology Hardware, Storage & Peripherals 1.3%

Apple, Inc.†† #	8,000	10,000	18,000	1,342,240	1,677,800	-	3,020,040
Tobacco 1.7%

KT&G Corp. (Korea)	-	43,000	43,000	-	4,034,150	-	4,034,150
Water Utilities 1.3%
Guangdong Investment Ltd. (China)	-	2,000,000	2,000,000	-	3,168,533	-	3,168,533
Wireless Telecommunication Services 5.2%

ChinaMobile Ltd. (China)	-	720,000	720,000	-	6,599,082	-	6,599,082
NTT DOCOMO, Inc. (Japan)

B-4

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
	-	220,100	220,100	-	5,619,112	-	5,619,112

				-	12,218,194	-	12,218,194
Total Common Stocks (Cost $207,036,342)				63,857,870	160,898,004	-	224,755,874
Limited Partnership Interest (1.1%)
Asset Management & Custody Banks (1.1%)

Blackstone Group L.P. (The)†† #	80,892	-	80,892	2,584,499	-	-	2,584,499
Total Limited Partnership Interest (Cost $2,437,027)	-			2,584,499	-	-	2,584,499
	Principal Amount	Principal Amount	Principal Amount	Value	Value		Value
Short-Term Investments (4.6%)

Repurchase Agreements (4.6%)
Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $3,820,000 of United States Treasury Notes 0.125% due 7/15/24; value:
$1,526,397; United States Treasury Notes 2.250% due 10/31/24; value: $2,278,047;
repurchase proceeds: $3,729,776 (cost $3,729,660)	$3,729,660	-	$3,729,660	$3,729,660	-	643,255	4,372,915

Repurchase Agreement dated 3/29/18, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $6,810,000 of United States Treasury Notes 2.000% due 5/31/24; value:
$6,458,942; repurchase proceeds: $6,458,942	-	$6,458,741	$6,458,741	$-	$6,458,741	$-	$6,458,741
Total Short-Term Investments (Cost $10,831,656)				3,729,660	6,458,741	643,255	10,831,656
Total Investments (100.7%) (Cost $220,305,025)				70,172,029	167,356,745	643,255	238,172,029
Liabilities in Excess of Other Assets (0.7%)				438,008	(1,143,529)	(833,487)	(1,539,008)
Net Assets (100.0%)				$70,610,037	$166,213,216	$(190,232)	$236,633,021

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
Securities Sold Short 0.0% ##
Application Software 2.9%

Paycom Software, Inc.*	19,200	-	-	$2,061,888	-	$(2,061,888)	-
Automotive Retail 2.4%

CarMax, Inc.*	27,963	-	-	1,732,028	-	(1,732,028)	-

B-5

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
Copper 2.2%

Freeport-McMoRan, Inc.*	88,000	-	-	1,546,160	-	(1,546,160)	-
Distillers & Vintners 2.7%

Brown-Forman Corp., Class B	35,625	-	-	1,938,000	-	(1,938,000)	-
Health Care Equipment 2.3%

Inogen, Inc.*	13,500	-	-	1,658,340	-	(1,658,340)	-
Home Furnishing Retail 1.0%

RH*	7,399	-	-	704,977	-	(704,977)	-
Hotels, Resorts & Cruise Lines 2.1%

Choice Hotels International, Inc.	18,120	-	-	1,452,318	-	(1,452,318)	-
Packaged Foods & Meats 4.5%

Blue Buffalo Pet Products, Inc.*	79,200	-	-	3,152,952	-	(3,152,952)	-
Personal Products 3.5%
Estee Lauder Cos., Inc. (The), Class A	16,300	-	-	2,440,436	-	(2,440,436)	-
Pharmaceuticals 2.0%

Prestige Brands Holdings, Inc.*	41,000	-	-	1,382,520	-	(1,382,520)	-
Total Securities Sold Short (proceeds $12,392,190)				18,069,619	-	(18,069,619)	-

+As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to the Wasatch Global Value Fund.

†All percentages shown in the Pro Forma Combined Schedule of Investments are based on the Pro Forma Acquiring Fund’s net assets

††All or a portion of this security has been designated as collateral for short sales. Since the Acquiring Fund will not sell securities short, the collateral will no longer be needed.

*Non-income producing.

**Common units.

#It is currently anticipated that the security, or a portion of the security, may be disposed of before the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization and will be at the discretion of the Portfolio Manager of the Advisor.

##The Pro Forma Acquiring Fund will not sell securities short. The reduction in Securities sold short on the Pro Forma Acquiring Fund is offset by a reduction in Receivable from broker for securities sold short and an increase in the Repurchase agreements. The industry groups percentage in the Securities sold short section is based upon the Target Fund’s net assets.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Pro Forma Condensed Combined Financial Statements.

B-6

WRITTEN OPTION CONTRACTS - March 31, 2018 (Unaudited)

Description	Global Value Fund Exercise Price	Global Value Fund Expiration Date	Global Value Fund Number of Contracts	Global Value Fund Market Value	Global Value Fund Premiums (Received) by Fund	Global Value Fund Unrealized Appreciation

Calls
Apple, Inc.	$190	4/20/2018	(100)	$(1,100)	$(10,321)	$9,221
Cisco Systems, Inc.	$47	5/18/2018	(200)	(7,600)	(21,642)	14,042

Total calls				$(8,700)	$(31,963)	$23,263

Total written option contracts				$(8,700)	$(31,963)	$23,263

WRITTEN OPTION CONTRACTS - March 31, 2018 (Unaudited)
Description	Pro Forma Acquiring Fund Exercise Price	Pro Forma Acquiring Fund Expiration Date	Pro Forma Acquiring Fund Number of Contracts	Pro Forma Acquiring Fund Market Value	Pro Forma Acquiring Fund Premiums (Received) by Fund	Pro Forma Acquiring Fund Unrealized Appreciation

Calls
Apple, Inc.	$190	4/20/2018	(100)	$(1,100)	$(10,321)	$9,221
Cisco Systems, Inc.	$47	5/18/2018	(200)	(7,600)	(21,642)	14,042

Total calls				$(8,700)	$(31,963)	$23,263

Total written option contracts				$(8,700)	$(31,963)	$23,263

B-7

Pro Forma Condensed Combined Statement of Assets and Liabilities

As of March 31, 2018 (Unaudited)

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND
Assets:
Investments, at cost
Unaffiliated issuers	$62,109,169	$147,364,200			$209,473,369
Repurchase agreements	3,729,660	6,458,741	643,255	[2]	10,831,656

	$65,838,829	$153,822,941	$643,255		220,305,025

Investments, at market value
Unaffiliated issuers	$66,442,369	$160,898,004			$227,340,373

Repurchase agreements	3,729,660	6,458,741	643,255	[2]	10,831,656

	70,172,029	167,356,745	643,255		238,172,029
Receivable for investment securities sold	-	1,356,057			1,356,057
Receivable from broker for securities sold short	18,772,964	-	(18,772,964)	[2]	-
Receivable from broker for securities options written	-	3			3

Capital shares receivable	2,807	11,621			14,428

Interest and dividends receivable	381,802	515,466			897,268

Prepaid expenses and other assets	13,900	28,042			41,942

Total Assets	89,343,502	169,267,934	(18,129,709)		240,481,727

Liabilities:
Securities sold short, at value (proceeds of $0 and $12,392,190, respectively)	18,069,619	-	(18,069,619)	[2]	-
Call options written at value (premiums of $0 and $31,963, respectively)	-	8,700			8,700

Bank overdraft		462,358			462,358

Payable for securities purchased	33,093	2,176,673			2,209,766

Capital shares payable	452,992	163,818			616,810
Dividends payable to shareholders	-	7,323			7,323

Payable to Trustees	135				135

B-8

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND

Payable to Advisor	37,225	113,649	(6,768)	[3]	144,106

Accrued fund administration fees	6,395	2,654			9,049
Accrued expenses and other liabilities	73,916	119,543			193,459
Dividends payable on securities sold short	60,090	-	(60,090)	[2]	-

Payable for reorganization costs			197,000	[4]	197,000

Total Liabilities	18,733,465	3,054,718	(17,939,477)		3,848,706

Net Assets	$70,610,037	$166,213,216	$(190,232)		$236,633,021

Net Assets Consist of:
Capital stock	$56,758	$190,949	$24,198		$271,905

Paid-in-capital in excess of par	234,255,738	137,648,416	(24,198)		371,879,956

Undistributed net investment loss	(135,610)	182,169	(190,232)	[3,4]	(143,673)
Undistributed net realized gain (loss) on investments and foreign currency translations	(162,222,620)	14,632,502	(5,677,429)	[2]	(153,267,547)
Unrealized appreciation (depreciation) on:					-

Investments	4,333,200	13,533,804			17,867,004

Options Written		23,263			23,263

Securities sold short	(5,677,429)	-	5,677,429	[2]	-

Foreign currency translations	-	2,113			2,113

Net Assets	$70,610,037	$166,213,216	$(190,232)		$236,633,021

Net Assets

Investor Class	60,269,644	161,825,757	(162,374)		221,933,027

Institutional Class	10,340,393	4,387,459	(27,858)		14,699,994

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)

Investor Class	4,850,856	18,590,178	2,058,026	[5]	25,499,060

B-9

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND

Institutional Class	824,929	504,720	361,784	[5]	1,691,433

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$12.42	$8.70			$8.70

Institutional Class	$12.53	$8.69			$8.69

1As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to the Wasatch Global Value Fund.

2The Pro Forma Acquiring Fund will not sell securities short. The reduction in Securities sold short on the Pro Forma Acquiring Fund is offset by a reduction in Receivable from broker for securities sold short and an increase in Repurchase agreements. In addition, the Dividends payable on securities sold short is removed from Liabilities and Repurchase agreements because the dividends would not have been received.

3Reflects the impact of applying the Acquiring Fund’s management fee rate to the Pro Forma Acquiring Fund’s payable to the advisor.

4 The total estimated expenses of the Reorganization of the Target Fund are $394,000, this includes the legal, audit and proxy solicitation fees of approximately $338,000, and the total brokerage costs of approximately $56,000 for all repositioning. The Advisor and Target Fund have agreed to split evenly the costs of the Reorganization, subject to contractual expenses caps. Accordingly, based on these estimates, approximately $197,000 of these costs are expected to be paid by the Target Fund and approximately $197,000 will be paid by the Advisor. These are estimates and actual amounts may vary. There are some foreign securities that cannot be purchased until the Reorganization is complete. The Acquiring Fund will receive cash to invest in these remaining securities and will bear the cost of the transactions of approximately $20,000. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap.

5Figures reflect the issuance by the Acquiring Fund of approximately 6,908,882 shares of Investor Class shares and 1,186,713 Institutional Class shares to the Investor Class and Institutional Class shareholders, respectively, of the Target Fund in connection with the Reorganization.

B-10

Pro Forma Condensed Combined Statement of Operations

April 1, 2017 through March 31, 2018 (Unaudited)

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND

Investment Income:

Interest	$32,016	$6,514			$38,530

Dividends[2]	-	-			-

Unaffiliated issuers	1,927,729	5,394,621			7,322,350

Total investment income	1,959,745	5,401,135			7,360,880

Expenses:

Investment advisory fees	1,210,864	1,606,959	(220,157)	[3]	2,597,666
Shareholder servicing fees— Investor Class	123,013	256,342	(23,678)	[4]	355,677
Shareholder servicing fees— Institutional Class	3,878	1,612	(2,322)	[4]	3,168

Fund administration fees	18,585	30,035			48,620

Fund accounting fees	22,171	31,957			54,128
Reports to shareholders— Investor Class	32,814	42,950	(11,600)	[4]	64,164
Reports to shareholders— Institutional Class	14,552	11,616	(6,285)	[4]	19,883

Custody fees	8,411	17,063			25,474
Federal and state registration fees— Investor Class	26,289	20,677	(10,325)	[4]	36,641
Federal and state registration fees— Institutional Class	19,089	12,680	(6,555)	[4]	25,214

Legal fees	54,108	40,897	(45,489)	[4]	49,516

Trustees’ fees	22,774	27,865			50,639
Dividends on securities sold short	531,758	-	(531,758)	[5]	-

Interest	240,761	5,501	(237,370)		8,892

Audit fees	30,846	37,363	(26,536)	[4]	41,673

Other expenses	17,547	24,008	(5,139)	[4]	36,416

Total expenses before reimbursement	2,377,460	2,167,525	(1,127,213)	[6]	3,417,772
Reimbursement of expenses by Advisor	(89,054)	(204,638)	59,738		(233,954)

B-11

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND

Net Expenses	2,288,406	1,962,887	(1,067,476)		3,183,817

Net Investment Income (Loss)	(328,661)	3,438,248	1,067,476	[6]	4,177,063

Realized Gain (Loss):

Investments sold	2,368,306	29,924,245	9,166,580	[5]	41,459,131

Foreign currency transactions	148	(59,673)			(59,525)

Net realized gain (loss)	-	-			-

	(10,515,196)	-			(10,515,196)

Change in Unrealized Appreciation (Depreciation):	(8,146,742)	29,864,572	9,166,580		30,884,410

Investments

Foreign currency translations

Options Written	(3,244,639)	(22,386,180)	(20,000)	[6]	(25,650,819)

Short positions	-	2,113			2,113

Net change in unrealized appreciation (depreciation)	-	23,263			23,263

Net gain (loss) on investments	5,661,717	-	(5,661,717)	[5]	-

	2,417,078	(22,360,804)	(5,681,717)	[5]	(25,625,443)

Net Increase in Net Assets Resulting from Operations	$(5,729,664)	$7,503,768	$3,484,863		$5,258,967

1As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to Wasatch Global Value Fund.

2Net of $38,636 and $310,900 in foreign withholding taxes, respectively.

3Reflects the impact of applying the Acquiring Fund’s management fee rate to the Pro Forma Acquiring Fund’s average net assets.

4Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

5The Pro Forma Acquiring Fund will not engage in selling short positions.

6 The total estimated expenses of the Reorganization of the Target Fund are $394,000, this includes the legal, audit and proxy solicitation fees of approximately $338,000, and the total brokerage costs of approximately $56,000 for all repositioning. The Advisor and Target Fund have agreed to split evenly the costs of the Reorganization, subject to contractual expenses caps. Accordingly, based on these estimates, approximately $197,000 of these costs are expected to be paid by the Target Fund and approximately $197,000 will be paid by the Advisor. These are estimates and actual amounts may vary. There are some foreign securities that cannot be purchased until the Reorganization is complete. The Acquiring Fund will receive cash to invest in these remaining securities and will bear the cost of the transactions of approximately $20,000. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap.

7Reflects the increase in expense reimbursement payments the Advisor would have made to the Pro Forma Acquiring Fund if the Reorganization had occurred on the first day of the twelve-month period ended March 31, 2018.

B-12

Notes to Pro Forma Combined Condensed Financial Statements (Unaudited)

1. DESCRIPTION OF THE FUND

The Wasatch Global Value Fund (the “Acquiring Fund”) (formerly Wasatch Large Cap Value Fund) is a series of Wasatch Funds Trust (the “Trust”) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

There are two classes of shares in the Acquiring Fund: Investor Class and Institutional Class. Each class of shares has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares and the exchange and conversion features. Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

The Acquiring Fund is a diversified fund with its own investment strategy. Wasatch Advisors, Inc. (the “Advisor”) is the Acquiring Fund’s investment adviser.

The Acquiring Fund has a lower contractual management fee (0.90%) than that of the Target Fund (1.10%) generally because the Acquiring Fund does not engage in short sales. In addition, the Acquiring Fund’s expense cap following the Reorganization, which will be in effect through January 31, 2020, will result in lower net annual operating expenses for shareholders of each class of the Target Fund during such time.

2. BASIS OF COMBINATION

The accompanying pro forma condensed combined financial statements are presented to show the effect of the proposed acquisition of the Wasatch Long/Short Fund, (“Target Fund”) a series of the Trust, by Acquiring Fund as if such acquisition had taken place as of October 1, 2017.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The Statement of Assets and Liabilities of Target Fund and Acquiring Fund have been combined as of and for the six months ended March 31, 2018. The Statement of Operations of Target Fund and Acquiring Fund have been combined as of and for the twelve-month period April 1, 2017 through March 31, 2018. Following the reorganization, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

The total estimated expenses of the Reorganization of the Target Fund are $394,000, this includes the legal, audit and proxy solicitation fees of approximately $338,000, and the total brokerage costs of approximately $56,000 for all repositioning. The Advisor and Target Fund have agreed to split evenly the costs of the Reorganization, subject to contractual expenses caps. Accordingly, based on these estimates, approximately $197,000 of these costs are expected to be paid by the Target Fund and approximately $197,000 will be paid by the Advisor. These are estimates and actual amounts may vary. There are some foreign securities that cannot be purchased until the Reorganization is complete. The Acquiring Fund will receive cash to invest in these remaining securities and will bear the cost of the transactions of approximately $20,000. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their semi-annual report dated March 31, 2018.

The following notes refer to the accompanying pro forma condensed combined financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of October 1, 2017.

B-13

3. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) – Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation system (“NASDAQ”), such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

B-14

The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the Funds’ assets and liabilities:

Portfolios	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Adjustments		Value

Assets
Common Stocks	$169,584,933	$55,170,941	$-	$-		$224,755,874
Limited Partnership Interest	2,584,499	-	-	-		2,584,499
Short-Term Investments	-	10,188,401	-	643,255	[1]	10,831,656

	$172,169,432	$65,359,342	$-	$643,255		$238,172,029

Liabilities
Call Options Written	$(8,700)	-	-	-		$ (8,700)

Securities Sold Short	$(18,069,619)	-	-	$18,069,619		-

	$(18,078,319)	$-	$-	$18,069,619		$ (8,700)

1The Pro Forma Acquiring Fund will not sell securities short. The reduction in Securities sold short on the Pro Forma Acquiring Fund is offset by a reduction in Receivable from broker for securities sold short and an increase in the Repurchase agreements.

4. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at March 31, 2018, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of March 31, 2018, divided by the net asset value per share of the shares of Acquiring Fund as of March 31, 2018. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at March 31, 2018:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Investor Class	18,590,178	6,908,882	25,499,060
Institutional Class	504,720	1,186,713	1,691,433

B-15

5.	FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Acquiring Fund is $153,822,941 for financial accounting and $155,140,325 for Federal income tax purposes. The difference in cost is attributable to the tax deferral of losses on wash sales. The difference between financial accounting and Federal income tax cost of investments for the Target Fund is immaterial. The tax cost of investments will remain unchanged for the combined fund.

Capital Loss Carryforwards as of September 30, 2017 are as follows:

	Non-expiring

Fund	Short Term	Long Term
Long/Short Fund	$26,195,256	127,709,466

The Fund has elected to defer losses incurred from November 1, 2016 through September 30, 2017 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

Late-Year Ordinary

Fund	Losses
Long/Short Fund	$455,640

In a tax-free reorganization, losses of the Target Fund are carried over to the Acquiring Fund on the transfer date. There are several rules in Sections 381, 382, 383 and 384 of the Internal Revenue Code that limit the ability of one fund to utilize the losses of another fund after the transfer date and each rule needs to be evaluated independently. Where more than one rule applies, the most restrictive will govern the amount of the losses available to be utilized. It is estimated that the amount of loss that can be utilized per year is approximately $2 million.

B-16

STATEMENT OF ADDITIONAL INFORMATION

WASATCH GLOBAL VALUE FUND

Relating to the Acquisition of the Assets and Liabilities of

WASATCH LONG/SHORT FUND

(each a series of Wasatch Funds Trust)

July 27, 2018

505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 Telephone: (801) 533-0777

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated July 27, 2018 (the “Proxy Statement/Prospectus”) relating specifically to the special meeting of shareholders of Wasatch Long/Short Fund (the “Target Fund”), a series of Wasatch Funds Trust (the “Trust”), to be held on August 30, 2018 at 10:00 a.m., Mountain time and at any and all adjournments and postponements thereof (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Wasatch Global Value Fund (the “Acquiring Fund”), also a series of the Trust, as described in the Proxy Statement/Prospectus. The Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.” A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling (800) 628-8532 or by writing to: Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

Page
General Information	3
Incorporation of Documents by Reference into the Statement of Additional Information	3
Pro Forma Financial Statements	3

General Information

This SAI and the Proxy Statement/Prospectus are related to the (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Investor Class and Institutional Class shares of the Acquiring Fund to the shareholders of Investor Class and Institutional Class shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund (the “Reorganization”). If shareholders approve the Reorganization of the Target Fund and the Reorganization is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder. Shareholders of Investor Class shares of the Target Fund will receive Investor Class shares of the Acquiring Fund. Shareholders of Institutional Class shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund.

Incorporation of Documents by Reference into the Statement of Additional Information

The SAI consists of the cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which has been filed electronically with the Securities and Exchange Commission and are incorporated by reference herein (and legally considered to part of this SAI). Further information about the Funds is contained in each Fund’s Statement of Additional Information for the Investor Class shares and Institutional Class shares. Each Fund’s Statement of Additional Information for Investor Class shares, dated January 31, 2018 and each Fund’s Statement of Additional Information for Institutional Class shares, dated January 31, 2018 (each as filed January 31, 2018) (File Nos. 33-10451 and 811-04920), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to each Fund. No other parts are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for each Fund are contained in the Funds’ Annual Report for the fiscal year ended September 30, 2017 (as filed December 6, 2017) (File No. 811-04920), which is incorporated herein by reference only insofar as it relates to each Fund. The unaudited pro forma financial information for each Fund are contained in the Fund’s Semi-Annual Report for the six-month period ended March 31, 2018 (as filed June 5, 2018) (File No. 811-04920), which is incorporated by reference only insofar as it relates to each Fund. No other parts of each Fund’s Annual Report are incorporated by reference herein.

Pro Forma Financial Statements

The unaudited pro forma financial information is intended to present the financial condition of the Acquiring Fund as if the Reorganization had been consummated on March 31, 2018 and the results of operations of the Acquiring Fund as if the Reorganization had taken place on the period ended October 1, 2017 through March 31, 2018.

Pro Forma Financial Statements for the Reorganization of Wasatch Long/Short Fund (the “Target Fund”) into Wasatch Global Value Fund (the “Acquiring Fund”)

The unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization of the Target Fund into the Acquiring Fund, each an open-end management investment company under the Investment Company Act of 1940, as amended. The Pro Forma Schedule of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Acquiring Fund, the Target Fund and the combination of the Acquiring Fund and the Target Fund (the “Pro Forma Acquiring Fund”) as of March 31, 2018. The Pro Forma Statement of Operations is presented for the Acquiring Fund, the Target Fund and the Pro Forma Acquiring Fund for the period from April 1, 2017 through March 31, 2018.

Pro Forma Combined Schedule of Investments

As of March 31, 2018 (Unaudited)

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
Common Stocks 95.0% †
Airlines 1.7%

Japan Airlines Co. Ltd. (Japan)	-	101,000	101,000	$-	$4,064,489	$-	$4,064,489
Automobile Manufacturers 0.4%

General Motors Co.#	28,500	-	28,500	1,035,690	-	-	1,035,690
Communications Equipment 4.6%

Cisco Systems, Inc.††	90,200	163,000	253,200	3,868,678	6,991,070	-	10,859,748
Construction & Engineering 1.0%

CTCI Corp. (Taiwan)	-	1,360,000	1,360,000	-	2,259,903	-	2,259,903
Data Processing & Outsourced Services 0.7%

Cielo S.A. (Brazil)	-	250,000	250,000	-	1,566,736	-	1,566,736
Diversified Banks 16.9%

BNP Paribas S.A. (France)	-	57,000	57,000		4,227,159		4,227,159

Citigroup, Inc.#	49,016	80,000	129,016	3,308,580	5,400,000	-	8,708,580

ING Groep N.V., ADR (Netherlands)	136,800	297,000	433,800	2,316,024	5,028,210	-	7,344,234

Mizuho Financial Group, Inc. (Japan)	-	2,750,000	2,750,000	-	4,946,666	-	4,946,666

Nordea Bank AB (Sweden)	-	565,000	565,000	-	6,045,478	-	6,045,478

Wells Fargo & Co.	54,000	112,000	166,000	2,830,140	5,869,920	-	8,700,060

				8,454,744	31,517,433	-	39,972,177

Drug Retail 3.6%

CVS Health Corp.	32,000	103,000	135,000	1,990,720	6,407,630	-	8,398,350
Electric Utilities 6.2%

Entergy Corp.	9,000	23,000	32,000	709,020	1,811,940		2,520,960

Exelon Corp.†† #	110,135	198,000	308,135	4,296,366	7,723,980	-	12,020,346

				5,005,386	9,535,920	-	14,541,306
Electrical Components & Equipment 2.7%
Eaton Corp. plc				-		-

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
	-	65,000	65,000	-	5,194,150	-	5,194,150

Emerson Electric Co.#	18,023	-	18,023	1,230,971	-	-	1,230,971

				1,230,971	5,194,150	-	6,425,121
Fertilizers & Agricultural Chemicals 0.8%

Mosaic Co. (The)#	79,995	-	79,995	1,942,279	-	-	1,942,279
Food Retail 0.6%

Kroger Co. (The)#	56,600	-	56,600	1,355,004	-	-	1,355,004
Health Care Equipment 0.8%

Medtronic plc#	24,700	-	24,700	1,981,434	-	-	1,981,434
Health Care Services 3.0%
Laboratory Corp. of America Holdings*	13,205	31,000	44,205	2,135,909	5,014,250		7,150,159
Hotels, Resorts & Cruise Lines 0.8%

Extended Stay America, Inc.** #	98,255	-	98,255	1,942,501	-	-	1,942,501
Hypermarkets & Super Centers 1.9%

Wal-Mart Stores, Inc.	-	51,700	51,700	-	4,599,749	-	4,599,749
Integrated Oil & Gas 6.9%
Royal Dutch Shell plc ADR (Netherlands)	37,900	89,500	127,400	2,418,399	5,710,995	-	8,129,394

Suncor Energy, Inc. (Canada)	73,000	165,000	238,000	2,521,420	5,699,100	-	8,220,520

				4,939,819	11,410,095	-	16,349,914
Integrated Telecommunication Services 1.3%

AT&T, Inc.#	45,000	-	45,000	1,604,250	-	-	1,604,250

Verizon Communications, Inc.#	30,300	-	30,300	1,448,946	-	-	1,448,946

				3,053,196	-	-	3,053,196
Oil & Gas Drilling 0.8%

Ensco plc, Class A	141,000	310,000	451,000	618,990	1,360,900	-	1,979,890
Oil & Gas Equipment & Services 1.6%

Schlumberger Ltd.	-	59,400	59,400	-	3,847,932	-	3,847,932
Oil & Gas Exploration & Production 1.0%

Anadarko Petroleum Corp.#	40,000	-	40,000	2,416,400	-	-	2,416,400
Oil & Gas Storage &

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
Transportation 1.6%
Enbridge Income Fund Holdings, Inc. (Canada)	-	173,000	173,000	-	3,749,105	-	3,749,105
Other Diversified Financial Services 2.1%
Fubon Financial Holding Co. Ltd. (Taiwan)	-	2,910,000	2,910,000	-	5,010,186	-	5,010,186
Packaged Foods & Meats 0.6%

General Mills, Inc.#	31,960		31,960	1,440,118		-	1,440,118
Pharmaceuticals 11.2%

Allergan plc#	8,000		8,000	1,346,320	-	-	1,346,320

Johnson & Johnson#	25,948		25,948	3,325,236	-	-	3,325,236

Novartis AG (Switzerland)	39,273	80,575	119,848	3,175,222	6,516,977	-	9,692,199

Pfizer, Inc.††	112,400	226,000	338,400	3,989,076	8,020,740	-	12,009,816

				11,835,854	14,537,717	-	26,373,571
Property & Casualty Insurance 1.9%

Axis Capital Holdings Ltd.		78,100	78,100	-	4,496,217	-	4,496,217
Reinsurance 2.8%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)		29,000	29,000	-	6,743,695	-	6,743,695
Semiconductors 0.9%
Tower Semiconductor Ltd.* #(Israel)	75,000		75,000	2,018,250	-	-	2,018,250
Specialized REITs 3.2%

EPR Properties	45,500	91,000	136,500	2,520,700	5,041,400	-	7,562,100
Systems Software 3.9%

Oracle Corp.	59,650	141,000	200,650	2,728,987	6,450,750	-	9,179,737
Technology Hardware, Storage & Peripherals 1.3%

Apple, Inc.†† #	8,000	10,000	18,000	1,342,240	1,677,800	-	3,020,040
Tobacco 1.7%

KT&G Corp. (Korea)	-	43,000	43,000	-	4,034,150	-	4,034,150
Water Utilities 1.3%
Guangdong Investment Ltd. (China)	-	2,000,000	2,000,000	-	3,168,533	-	3,168,533
Wireless Telecommunication Services 5.2%

ChinaMobile Ltd. (China)	-	720,000	720,000	-	6,599,082	-	6,599,082
NTT DOCOMO, Inc. (Japan)				-		-

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
	-	220,100	220,100		5,619,112		5,619,112

				-	12,218,194	-	12,218,194
Total Common Stocks (Cost $207,036,342)				63,857,870	160,898,004	-	224,755,874
Limited Partnership Interest (1.1%)
Asset Management & Custody Banks (1.1%)

Blackstone Group L.P. (The)†† #	80,892	-	80,892	2,584,499	-	-	2,584,499
Total Limited Partnership Interest (Cost $2,437,027)	-			2,584,499	-	-	2,584,499
	Principal Amount	Principal Amount	Principal Amount	Value	Value		Value
Short-Term Investments (4.6%)

Repurchase Agreements (4.6%)
Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $3,820,000 of United States Treasury Notes 0.125% due 7/15/24; value:
$1,526,397; United States Treasury Notes 2.250% due 10/31/24; value: $2,278,047;
repurchase proceeds: $3,729,776 (cost $3,729,660)	$3,729,660	-	$3,729,660	$3,729,660	-	643,255	4,372,915

Repurchase Agreement dated 3/29/18, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $6,810,000 of United States Treasury Notes 2.000% due 5/31/24; value:
$6,458,942; repurchase proceeds: $6,458,942	-	$6,458,741	$6,458,741	$-	$6,458,741	$-	$6,458,741
Total Short-Term Investments (Cost $10,831,656)				3,729,660	6,458,741	643,255	10,831,656
Total Investments (100.7%) (Cost $220,305,025)				70,172,029	167,356,745	643,255	238,172,029
Liabilities in Excess of Other Assets (0.7%)				438,008	(1,143,529)	(833,487)	(1,539,008)
Net Assets (100.0%)				$70,610,037	$166,213,216	$(190,232)	$236,633,021

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
Securities Sold Short 0.0% ##
Application Software 2.9%

Paycom Software, Inc.*	19,200	-	-	$2,061,888	-	$(2,061,888)	-
Automotive Retail 2.4%

CarMax, Inc.*						(1,732,028)

	Target Fund Long/Short Fund	Acquiring Fund Global Value Fund+	Pro Forma Acquiring Fund	Target Fund Long/ Short Fund	Acquiring Fund Global Value Fund+		Pro Forma Acquiring Fund
	Shares	Shares	Shares	Value	Value	Adjust- ments	Value
	27,963	-	-	1,732,028	-		-
Copper 2.2%

Freeport-McMoRan, Inc.*	88,000	-	-	1,546,160	-	(1,546,160)	-
Distillers & Vintners 2.7%

Brown-Forman Corp., Class B	35,625	-	-	1,938,000	-	(1,938,000)	-
Health Care Equipment 2.3%

Inogen, Inc.*	13,500	-	-	1,658,340	-	(1,658,340)	-
Home Furnishing Retail 1.0%

RH*	7,399	-	-	704,977	-	(704,977)	-
Hotels, Resorts & Cruise Lines 2.1%

Choice Hotels International, Inc.	18,120	-	-	1,452,318	-	(1,452,318)	-
Packaged Foods & Meats 4.5%

Blue Buffalo Pet Products, Inc.*	79,200	-	-	3,152,952	-	(3,152,952)	-
Personal Products 3.5%
Estee Lauder Cos., Inc. (The), Class A	16,300	-	-	2,440,436	-	(2,440,436)	-
Pharmaceuticals 2.0%

Prestige Brands Holdings, Inc.*	41,000	-	-	1,382,520	-	(1,382,520)	-
Total Securities Sold Short (proceeds $12,392,190)				18,069,619	-	(18,069,619)	-

+As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to the Wasatch Global Value Fund.

†All percentages shown in the Pro Forma Combined Schedule of Investments are based on the Pro Forma Acquiring Fund’s net assets

††All or a portion of this security has been designated as collateral for short sales. Since the Acquiring Fund will not sell securities short, the collateral will no longer be needed.

*Non-income producing.

**Common units.

#It is currently anticipated that the security, or a portion of the security, may be disposed of before the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization and will be at the discretion of the Portfolio Manager of the Advisor.

##The Pro Forma Acquiring Fund will not sell securities short. The reduction in Securities sold short on the Pro Forma Acquiring Fund is offset by a reduction in Receivable from broker for securities sold short and an increase in the Repurchase agreements. The industry groups percentage in the Securities sold short section is based upon the Target Fund’s net assets.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Pro Forma Condensed Combined Financial Statements.

WRITTEN OPTION CONTRACTS - March 31, 2018 (Unaudited)

Description	Global Value Fund Exercise Price	Global Value Fund Expiration Date	Global Value Fund Number of Contracts	Global Value Fund Market Value	Global Value Fund Premiums (Received) by Fund	Global Value Fund Unrealized Appreciation

Calls
Apple, Inc.	$190	4/20/2018	(100)	$(1,100)	$(10,321)	$9,221
Cisco Systems, Inc.	$47	5/18/2018	(200)	(7,600)	(21,642)	14,042

Total calls				$(8,700)	$(31,963)	$23,263

Total written option contracts				$(8,700)	$(31,963)	$23,263
WRITTEN OPTION CONTRACTS - March 31, 2018 (Unaudited)
Description	Pro Forma Acquiring Fund Exercise Price	Pro Forma Acquiring Fund Expiration Date	Pro Forma Acquiring Fund Number of Contracts	Pro Forma Acquiring Fund Market Value	Pro Forma Acquiring Fund Premiums (Received) by Fund	Pro Forma Acquiring Fund Unrealized Appreciation

Calls
Apple, Inc.	$190	4/20/2018	(100)	$(1,100)	$(10,321)	$9,221
Cisco Systems, Inc.	$47	5/18/2018	(200)	(7,600)	(21,642)	14,042

Total calls				$(8,700)	$(31,963)	$23,263

Total written option contracts				$(8,700)	$(31,963)	$23,263

Pro Forma Condensed Combined Statement of Assets and Liabilities

As of March 31, 2018 (Unaudited)

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND

Assets:
Investments, at cost
Unaffiliated issuers	$62,109,169	$147,364,200			$209,473,369

Repurchase agreements	3,729,660	6,458,741	643,255	[2]	10,831,656

	$65,838,829	$153,822,941	$643,255		220,305,025

Investments, at market value
Unaffiliated issuers	$66,442,369	$160,898,004			$227,340,373

Repurchase agreements	3,729,660	6,458,741	643,255	[2]	10,831,656

	70,172,029	167,356,745	643,255		238,172,029
Receivable for investment securities sold	-	1,356,057			1,356,057
Receivable from broker for securities sold short	18,772,964	-	(18,772,964)	[2]	-
Receivable from broker for securities options written	-	3			3

Capital shares receivable	2,807	11,621			14,428

Interest and dividends receivable	381,802	515,466			897,268

Prepaid expenses and other assets	13,900	28,042			41,942

Total Assets	89,343,502	169,267,934	(18,129,709)		240,481,727

Liabilities:
Securities sold short, at value (proceeds of $0 and $12,392,190, respectively)	18,069,619	-	(18,069,619)	[2]	-
Call options written at value (premiums of $0 and $31,963, respectively)	-	8,700			8,700

Bank overdraft		462,358			462,358

Payable for securities purchased	33,093	2,176,673			2,209,766

Capital shares payable	452,992	163,818			616,810
Dividends payable to shareholders	-	7,323			7,323

Payable to Trustees	135				135

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND

Payable to Advisor	37,225	113,649	(6,768)	[3]	144,106

Accrued fund administration fees	6,395	2,654			9,049
Accrued expenses and other liabilities	73,916	119,543			193,459
Dividends payable on securities sold short	60,090	-	(60,090)	[2]	-

Payable for reorganization costs			197,000	[4]	197,000

Total Liabilities	18,733,465	3,054,718	(17,939,477)		3,848,706

Net Assets	$70,610,037	$166,213,216	$(190,232)		$236,633,021

Net Assets Consist of:
Capital stock	$56,758	$190,949	$24,198		$271,905

Paid-in-capital in excess of par	234,255,738	137,648,416	(24,198)		371,879,956

Undistributed net investment loss	(135,610)	182,169	(190,232)	[3,4]	(143,673)
Undistributed net realized gain (loss) on investments and foreign currency translations	(162,222,620)	14,632,502	(5,677,429)	[2]	(153,267,547)
Unrealized appreciation (depreciation) on:					-

Investments	4,333,200	13,533,804			17,867,004

Options Written		23,263			23,263

Securities sold short	(5,677,429)	-	5,677,429	[2]	-

Foreign currency translations	-	2,113			2,113

Net Assets	$70,610,037	$166,213,216	$(190,232)		$236,633,021

Net Assets

Investor Class	60,269,644	161,825,757	(162,374)		221,933,027

Institutional Class	10,340,393	4,387,459	(27,858)		14,699,994

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)

Investor Class	4,850,856	18,590,178	2,058,026	[5]	25,499,060

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND

Institutional Class	824,929	504,720	361,784	[5]	1,691,433

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$12.42	$8.70			$8.70

Institutional Class	$12.53	$8.69			$8.69

1As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to the Wasatch Global Value Fund.

2The Pro Forma Acquiring Fund will not sell securities short. The reduction in Securities sold short on the Pro Forma Acquiring Fund is offset by a reduction in Receivable from broker for securities sold short and an increase in Repurchase agreements. In addition, the Dividends payable on securities sold short is removed from Liabilities and Repurchase agreements because the dividends would not have been received.

3Reflects the impact of applying the Acquiring Fund’s management fee rate to the Pro Forma Acquiring Fund’s payable to the advisor.

4 The total estimated expenses of the Reorganization of the Target Fund are $394,000, this includes the legal, audit and proxy solicitation fees of approximately $338,000, and the total brokerage costs of approximately $56,000 for all repositioning. The Advisor and Target Fund have agreed to split evenly the costs of the Reorganization, subject to contractual expenses caps. Accordingly, based on these estimates, approximately $197,000 of these costs are expected to be paid by the Target Fund and approximately $197,000 will be paid by the Advisor. These are estimates and actual amounts may vary. There are some foreign securities that cannot be purchased until the Reorganization is complete. The Acquiring Fund will receive cash to invest in these remaining securities and will bear the cost of the transactions of approximately $20,000. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap.

5Figures reflect the issuance by the Acquiring Fund of approximately 6,908,882 shares of Investor Class shares and 1,186,713 Institutional Class shares to the Investor Class and Institutional Class shareholders, respectively, of the Target Fund in connection with the Reorganization.

Pro Forma Condensed Combined Statement of Operations

April 1, 2017 through March 31, 2018 (Unaudited)

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND

Investment Income:

Interest	$32,016	$6,514			$38,530

Dividends[2]	-	-			-

Unaffiliated issuers	1,927,729	5,394,621			7,322,350

Total investment income	1,959,745	5,401,135			7,360,880

Expenses:

Investment advisory fees	1,210,864	1,606,959	(220,157)	[3]	2,597,666
Shareholder servicing fees— Investor Class	123,013	256,342	(23,678)	[4]	355,677
Shareholder servicing fees— Institutional Class	3,878	1,612	(2,322)	[4]	3,168

Fund administration fees	18,585	30,035			48,620

Fund accounting fees	22,171	31,957			54,128
Reports to shareholders— Investor Class	32,814	42,950	(11,600)	[4]	64,164
Reports to shareholders— Institutional Class	14,552	11,616	(6,285)	[4]	19,883

Custody fees	8,411	17,063			25,474
Federal and state registration fees— Investor Class	26,289	20,677	(10,325)	[4]	36,641
Federal and state registration fees— Institutional Class	19,089	12,680	(6,555)	[4]	25,214

Legal fees	54,108	40,897	(45,489)	[4]	49,516

Trustees’ fees	22,774	27,865			50,639
Dividends on securities sold short	531,758	-	(531,758)	[5]	-

Interest	240,761	5,501	(237,370)		8,892

Audit fees	30,846	37,363	(26,536)	[4]	41,673

Other expenses	17,547	24,008	(5,139)	[4]	36,416

Total expenses before reimbursement	2,377,460	2,167,525	(1,127,213)	[6]	3,417,772
Reimbursement of expenses by Advisor	(89,054)	(204,638)	59,738		(233,954)

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND[1]	PRO FORMA ADJUST- MENTS		PRO FORMA ACQUIRING FUND

Net Expenses	2,288,406	1,962,887	(1,067,476)		3,183,817

Net Investment Income (Loss)	(328,661)	3,438,248	1,067,476	[6]	4,177,063

Realized Gain (Loss):

Investments sold	2,368,306	29,924,245	9,166,580	[5]	41,459,131

Foreign currency transactions	148	(59,673)			(59,525)

Net realized gain (loss)	-	-			-

	(10,515,196)	-			(10,515,196)

Change in Unrealized Appreciation (Depreciation):	(8,146,742)	29,864,572	9,166,580		30,884,410

Investments

Foreign currency translations

Options Written	(3,244,639)	(22,386,180)	(20,000)	[6]	(25,650,819)

Short positions	-	2,113			2,113

Net change in unrealized appreciation (depreciation)	-	23,263			23,263

Net gain (loss) on investments	5,661,717	-	(5,661,717)	[5]	-

	2,417,078	(22,360,804)	(5,681,717)	[5]	(25,625,443)

Net Increase in Net Assets Resulting from Operations	$(5,729,664)	$7,503,768	$3,484,863		$5,258,967

1As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to Wasatch Global Value Fund.

2Net of $38,636 and $310,900 in foreign withholding taxes, respectively.

3Reflects the impact of applying the Acquiring Fund’s management fee rate to the Pro Forma Acquiring Fund’s average net assets.

4Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

5The Pro Forma Acquiring Fund will not engage in selling short positions.

6 The total estimated expenses of the Reorganization of the Target Fund are $394,000, this includes the legal, audit and proxy solicitation fees of approximately $338,000, and the total brokerage costs of approximately $56,000 for all repositioning. The Advisor and Target Fund have agreed to split evenly the costs of the Reorganization, subject to contractual expenses caps. Accordingly, based on these estimates, approximately $197,000 of these costs are expected to be paid by the Target Fund and approximately $197,000 will be paid by the Advisor. These are estimates and actual amounts may vary. There are some foreign securities that cannot be purchased until the Reorganization is complete. The Acquiring Fund will receive cash to invest in these remaining securities and will bear the cost of the transactions of approximately $20,000. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap.

7Reflects the increase in expense reimbursement payments the Advisor would have made to the Pro Forma Acquiring Fund if the Reorganization had occurred on the first day of the twelve-month period ended March 31, 2018.

Notes to Pro Forma Combined Condensed Financial Statements (Unaudited)

1. DESCRIPTION OF THE FUND

The Wasatch Global Value Fund (the “Acquiring Fund”) (formerly Wasatch Large Cap Value Fund) is a series of Wasatch Funds Trust (the “Trust”) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

There are two classes of shares in the Acquiring Fund: Investor Class and Institutional Class. Each class of shares has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares and the exchange and conversion features. Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

The Acquiring Fund is a diversified fund with its own investment strategy. Wasatch Advisors, Inc. (the “Advisor”) is the Acquiring Fund’s investment adviser.

The Acquiring Fund has a lower contractual management fee (0.90%) than that of the Target Fund (1.10%) generally because the Acquiring Fund does not engage in short sales. In addition, the Acquiring Fund’s expense cap following the Reorganization, which will be in effect through January 31, 2020, will result in lower net annual operating expenses for shareholders of each class of the Target Fund during such time.

2. BASIS OF COMBINATION

The accompanying pro forma condensed combined financial statements are presented to show the effect of the proposed acquisition of the Wasatch Long/Short Fund, (“Target Fund”) a series of the Trust, by Acquiring Fund as if such acquisition had taken place as of October 1, 2017.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The Statement of Assets and Liabilities of the Target Fund and Acquiring Fund have been combined as of and for the six months ended March 31, 2018. The Statement of Operations of the Target Fund and Acquiring Fund have been combined as of and for the twelve-month period April 1, 2017 through March 31, 2018. Following the reorganization, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

The total estimated expenses of the Reorganization of the Target Fund are $394,000, this includes the legal, audit and proxy solicitation fees of approximately $338,000, and the total brokerage costs of approximately $56,000 for all repositioning. The Advisor and Target Fund have agreed to split evenly the costs of the Reorganization, subject to contractual expenses caps. Accordingly, based on these estimates, approximately $197,000 of these costs are expected to be paid by the Target Fund and approximately $197,000 will be paid by the Advisor. These are estimates and actual amounts may vary. There are some foreign securities that cannot be purchased until the Reorganization is complete. The Acquiring Fund will receive cash to invest in these remaining securities and will bear the cost of the transactions of approximately $20,000. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their semi-annual report dated March 31, 2018.

The following notes refer to the accompanying pro forma condensed combined financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of October 1, 2017.

3. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

    The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) – Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation system (“NASDAQ”), such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in

Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the Funds’ assets and liabilities:

Portfolios	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Adjustments		Value
Assets
Common Stocks	$169,584,933	$55,170,941	$-	$-		$224,755,874
Limited Partnership Interest	2,584,499	-	-	-		2,584,499
Short-Term Investments	-	10,188,401	-	643,255	[1]	10,831,656

	$172,169,432	$65,359,342	$-	$643,255		$238,172,029

Liabilities
Call Options Written	$(8,700)	-	-	-		$(8,700)

Securities Sold Short	$(18,069,619)	-	-	$18,069,619		-

	$(18,078,319)	$-	$-	$18,069,619		$(8,700)

1The Pro Forma Acquiring Fund will not sell securities short. The reduction in Securities sold short on the Pro Forma Acquiring Fund is offset by a reduction in Receivable from broker for securities sold short and an increase in the Repurchase agreements.

4. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at March 31, 2018, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of March 31, 2018, divided by the net asset value per share of the shares of Acquiring Fund as of March 31, 2018. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at March 31, 2018:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Investor Class	18,590,178	6,908,882	25,499,060
Institutional Class	504,720	1,186,713	1,691,433

5.         FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Acquiring Fund is $153,822,941 for financial accounting and $155,140,325 for Federal income tax purposes. The difference in cost is attributable to the tax deferral of losses on wash sales. The difference between financial accounting and Federal income tax cost of investments for the Target Fund is immaterial. The tax cost of investments will remain unchanged for the combined fund.

Capital Loss Carryforwards as of September 30, 2017 are as follows:

	Non-expiring

Fund	Short Term	Long Term
Long/Short Fund	$26,195,256	127,709,466

The Fund has elected to defer losses incurred from November 1, 2016 through September 30, 2017 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

Late- Year Ordinary

Fund	Losses
Long/Short Fund	$455,640

In a tax-free reorganization, losses of the Target Fund are carried over to the Acquiring Fund on the transfer date. There are several rules in Sections 381, 382, 383 and 384 of the Internal Revenue Code that limit the ability of one fund to utilize the losses of another fund after the transfer date and each rule needs to be evaluated independently. Where more than one rule applies, the most restrictive will govern the amount of the losses available to be utilized. It is estimated that the amount of loss that can be utilized per year is approximately $2 million.

PROSPECTUS January 31, 2018INVESTOR CLASS / EQUITY FUNDS / Wasatch Core Growth Fund (WGROX) Wasatch Emerging India Fund (WAINX) Wasatch Emerging Markets Select Fund (WAESX) Wasatch Emerging Markets Small Cap Fund (WAEMX) Wasatch Frontier Emerging Small Countries Fund (WAFMX) Wasatch Global Opportunities Fund (WAGOX) Wasatch Global Value Fund (FMIEX) Wasatch International Growth Fund (WAIGX) Wasatch International Opportunities Fund (WAIOX) Wasatch Micro Cap Fund (WMICX) Wasatch Micro Cap Value Fund (WAMVX) Wasatch Small Cap Growth Fund (WAAEX) Wasatch Small Cap Value Fund (WMCVX) Wasatch Strategic Income Fund (WASIX) Wasatch Ultra Growth Fund (WAMCX) Wasatch World Innovators Fund (WAGTX) BOND FUNDS / Wasatch-1st Source Income Fund (FMEQX) Wasatch-Hoisington U.S. Treasury Fund (WHOSX) As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

1

Wasatch Core Growth Fund® — Summary

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.21%
Total Annual Fund Operating Expenses[1]	1.21%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Core Growth Fund — Investor Class	$123	$384	$665	$1,465
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
2

January 31, 2018

Principal Strategies
The Fund invests primarily in smaller growing companies at reasonable prices.
Under normal market conditions, we will invest at least 65% of the Fund’s net assets in the equity securities of growing companies. The companies in which we invest are usually small to mid-size with market capitalizations of less than $5 billion at the time of purchase.
The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed, emerging markets, or frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
We focus on companies that we consider to be high quality. We use a process of “bottom-up” fundamental analysis to look for individual companies that we believe are stable and have the potential to grow steadily for long periods of time. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long-term earnings growth rate. The Fund’s secondary objective of income is achieved when fast growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
3

Wasatch Core Growth Fund® — Summary

Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the
4

January 31, 2018

pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
5

Wasatch Core Growth Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Core Growth Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2009	29.50%
Worst — 12/31/2008	-27.03%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch Core Growth Fund — Investor Class
Return Before Taxes	24.29%	14.55%	9.57%
Return After Taxes on Distributions	22.56%	13.40%	8.97%
Return After Taxes on Distributions and Sale of Fund Shares	15.18%	11.54%	7.76%
Russell 2000® Index* (reflects no deductions for fees, expenses or taxes)	14.65%	14.12%	8.71%
Russell 2000® Growth Index* (reflects no deductions for fees, expenses or taxes)	22.17%	15.21%	9.19%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
6

January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
JB Taylor Lead Portfolio Manager Since 2000	Paul Lambert Portfolio Manager Since 2005	Mike Valentine Portfolio Manager Since August 2017
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
7

Wasatch Emerging India Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.25%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.48%
Total Annual Fund Operating Expenses[1]	1.73%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.75% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging India Fund — Investor Class	$176	$546	$940	$2,042
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
8

January 31, 2018

Principal Strategies
The Fund invests primarily in companies tied economically to India.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of companies tied economically to India.
We will generally consider qualifying investments to be in companies that are listed on an Indian exchange, that have at least 50% of their assets in India, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in India.
The Fund is expected to invest across market capitalization levels, ranging from small capitalization stocks to larger capitalization stocks. However, we expect the Fund to invest a significant portion of its assets in small to mid-size companies with market capitalizations of less than US$5 billion at the time of purchase.
The Fund may also invest in companies domiciled in developed, emerging and frontier markets.
We use a process of quantitative screening followed by “bottom up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
We may also invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries (such as India) include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance,
9

Wasatch Emerging India Fund® — Summary

which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies (including thrifts and mortgage finance companies, and consumer finance companies) may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain.
10

January 31, 2018

Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation
11

Wasatch Emerging India Fund® — Summary

in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
12

January 31, 2018

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. Past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Emerging India Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 3/31/2017	22.67%
Worst — 12/31/2016	-10.55%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	Since Inception (4/26/11)
Wasatch Emerging India Fund — Investor Class
Return Before Taxes	53.40%	18.03%	13.86%
Return After Taxes on Distributions	52.03%	17.68%	13.59%
Return After Taxes on Distributions and Sale of Fund Shares	30.75%	14.58%	11.28%
MSCI IMI (Investable Market Index)* (reflects no deductions for fees, expenses or taxes)	43.72%	10.37%	4.49%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
13

Wasatch Emerging India Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Ajay Krishnan, CFA Lead Portfolio Manager Since Inception	Matthew Dreith, CFA Associate Portfolio Manager Since January 31, 2016
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
14

Wasatch Emerging Markets Select Fund® — Summary
January 31, 2018

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.89%
Interest Expense	0.01%
Total Annual Fund Operating Expenses[1]	1.90%
Expense Reimbursement	(0.39)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.51%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging Markets Select Fund — Investor Class	$154	$560	$991	$2,192
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.
15

Wasatch Emerging Markets Select Fund® — Summary

Principal Strategies
The Fund invests primarily in companies of all market capitalizations that are tied economically to emerging market countries.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of companies that are tied economically to emerging market countries.
Emerging market countries are those currently included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. We will generally consider qualifying investments to be in companies that are listed on an exchange in an emerging market country, that have at least 50% of their assets in an emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country.
Under normal market conditions, the Fund will generally invest in 30 to 50 companies. However, we may invest in fewer or more companies when we believe that doing so will help our efforts to achieve the Fund’s investment objective.
We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis with the goal of owning the highest quality growth companies tied economically to emerging market countries. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may also invest in companies domiciled in developed and frontier markets.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
The Fund may invest a large percentage of its assets in a particular region or market, including India.
The Fund may invest in initial public offerings (IPOs), early stage companies and in convertible securities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
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January 31, 2018

Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Small Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price
17

Wasatch Emerging Markets Select Fund® — Summary

competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental
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January 31, 2018

damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Convertible Securities Risk. The Fund may invest in convertible securities, which are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality, and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed-income securities, and the markets for convertible securities may be less liquid than the markets for common stocks or bonds. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security then the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed-income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back a convertible security at a time and price that is unfavorable to the Fund.
19

Wasatch Emerging Markets Select Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. Past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Emerging Markets Select Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 3/31/2017	14.71%
Worst — 9/30/2015	-15.14%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	Since Inception (12/13/12)
Wasatch Emerging Markets Select Fund — Investor Class
Return Before Taxes	37.66%	1.72%	2.06%
Return After Taxes on Distributions	37.66%	1.75%	2.09%
Return After Taxes on Distributions and Sale of Fund Shares	21.31%	1.37%	1.63%
MSCI Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	37.28%	4.35%	4.59%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
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January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Ajay Krishnan, CFA Lead Portfolio Manager Since Inception	Roger Edgley, CFA Portfolio Manager Since Inception	Scott Thomas, CFA, CPA Associate Portfolio Manager Since January 31, 2016	Matthew Dreith, CFA Associate Portfolio Manager Since January 31, 2018
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
21

Wasatch Emerging Markets Small Cap Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.65%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.36%
Interest Expense	0.01%
Total Annual Fund Operating Expenses[1]	2.02%
Expense Reimbursement	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.96%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging Markets Small Cap Fund — Investor Class	$199	$628	$1,083	$2,344
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
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January 31, 2018

Principal Strategies
The Fund invests primarily in small companies tied economically to emerging markets.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of small-capitalization companies that are tied economically to emerging market countries. The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of US$3 billion or the market capitalization of the largest company in the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index during the most recent 12-month period. As of its most recent reconstitution date, the market capitalization of the largest company in the MSCI Emerging Markets Small Cap Index was $4.87 billion. The capitalization of the largest company in the MSCI Emerging Markets Small Cap Index is subject to change at its next reconstitution date.
Emerging market countries are those currently included in the MSCI Emerging Markets Index. We will generally consider qualifying investments to be in companies that are listed on an exchange in an emerging market country, that have at least 50% of their assets in an emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may also invest in companies domiciled in developed and frontier markets.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of
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Wasatch Emerging Markets Small Cap Fund® — Summary

Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Small Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies (including consumer finance companies) may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high
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January 31, 2018

among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable.
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Wasatch Emerging Markets Small Cap Fund® — Summary

In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
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January 31, 2018

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Emerging Markets Small Cap Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2009	56.10%
Worst — 12/31/2008	-32.16%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch Emerging Markets Small Cap Fund — Investor Class
Return Before Taxes	38.20%	3.25%	5.45%
Return After Taxes on Distributions	38.20%	3.19%	5.39%
Return After Taxes on Distributions and Sale of Fund Shares	21.62%	2.55%	4.38%
MSCI Emerging Markets Small Cap Index* (reflects no deductions for fees, expenses or taxes)	33.84%	5.41%	2.78%
MSCI Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	37.28%	4.35%	1.68%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
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Wasatch Emerging Markets Small Cap Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Roger Edgley, CFA Lead Portfolio Manager Since 2007	Andrey Kutuzov, CFA Associate Portfolio Manager Since January 31, 2014	Scott Thomas, CFA, CPA Associate Portfolio Manager Since January 31, 2015	Kevin Unger, CFA Associate Portfolio Manager Since January 31, 2018
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
28

Wasatch Frontier Emerging Small Countries Fund® — Summary
January 31, 2018

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee[1]	1.65%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.68%
Interest Expense	0.03%
Total Annual Fund Operating Expenses[1,2]	2.36%
Expense Reimbursement	(0.18)%
Total Annual Fund Operating Expenses After Expense Reimbursement	2.18%
[1]	Effective January 31, 2018, the management fee was reduced from 1.75% to 1.65%. The management fee and the total annual fund operating expenses have been restated to reflect the current management fee.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 2.15% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Frontier Emerging Small Countries Fund — Investor Class	$221	$719	$1,244	$2,682
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
29

Wasatch Frontier Emerging Small Countries Fund® — Summary

Principal Strategies
The Fund invests primarily in the equity securities of companies of all market capitalizations that are tied economically to frontier markets and small emerging market countries.
Under normal market conditions, we will invest at least 80% of the Fund’s assets (plus borrowings for investment purposes) in the equity securities of companies that are tied economically to frontier markets and small emerging market countries.
“Frontier markets” include any country that is outside the Morgan Stanley Capital International (MSCI) All Country World Index, and also any country that is currently included in the Russell Frontier Index, the S&P Frontier Broad Market Index (BMI), the MSCI Frontier Markets Index, or similar market indexes, or any country that, in our opinion, has similar characteristics regardless of its inclusion in an index.
“Emerging markets” include those countries currently considered to be developing as per their inclusion in the MSCI Emerging Markets Index. We consider a “small emerging market country” to be any country that individually constitutes not more than 7% of the MSCI Emerging Markets Index or the S&P Emerging BMI.
We will generally consider qualifying investments to be in companies that are listed on an exchange in a frontier market or small emerging market country, that are legally domiciled in a frontier market or small emerging market country, that have at least 50% of their assets in a frontier market or small emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a frontier market or small emerging market country. The Fund will not be required to sell a security because the market to which it is economically tied is no longer what we consider to be a frontier market or a small emerging market country.
In general, frontier markets and small emerging market countries, with the exception of the oil-producing Persian Gulf States, tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets and the world’s major developed economies. Frontier and small emerging market countries include the least developed markets even by emerging market standards. We believe frontier markets and small emerging market countries offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance. The Fund may also invest in companies domiciled in developed markets.
The Fund may invest in the equity securities of companies of any size, although we expect a significant portion of the Fund’s assets to be invested in companies with market capitalizations of under US$3 billion at the time of purchase.
We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis with the goal of owning the highest quality growth companies tied economically to frontier markets and small emerging market countries.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
We may also invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange
30

January 31, 2018

rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries, and in particular small emerging market countries, include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Small Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Liquidity Risk. The trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at the currently marked price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile affecting the daily NAV of the Fund.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in
31

Wasatch Frontier Emerging Small Countries Fund® — Summary

general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
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January 31, 2018

Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
33

Wasatch Frontier Emerging Small Countries Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. Past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Frontier Emerging Small Countries Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 3/31/2013	8.33%
Worst — 12/31/2016	-8.37%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	Since Inception (1/31/12)
Wasatch Frontier Emerging Small Countries Fund — Investor Class
Return Before Taxes	21.16%	2.52%	7.05%
Return After Taxes on Distributions	21.16%	2.52%	7.04%
Return After Taxes on Distributions and Sale of Fund Shares	11.98%	2.06%	5.68%
MSCI Frontier Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	26.79%	3.99%	5.89%
MSCI Frontier Markets Index* (reflects no deductions for fees, expenses or taxes)	31.86%	9.27%	9.30%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
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January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Roger Edgley, CFA Lead Portfolio Manager Since June 6, 2016	Jared Whatcott, CFA Portfolio Manager Since January 31, 2016	Scott Thomas, CFA, CPA Portfolio Manager Since June 6, 2016
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
35

Wasatch Global Opportunities Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.25%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.32%
Interest Expense	0.02%
Total Annual Fund Operating Expenses[1]	1.59%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.75% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Global Opportunities Fund — Investor Class	$162	$502	$866	$1,890
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
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January 31, 2018

Principal Strategies
The Fund invests primarily in small and micro cap foreign and domestic companies.
Under normal market conditions, we will invest the Fund’s assets primarily in the equity securities of foreign and domestic companies with market capitalizations of less than US$5 billion at the time of purchase. The Fund may invest a significant portion of its total assets (up to 35% under normal market conditions) in securities of companies with market capitalizations greater than US$5 billion at the time of purchase when the companies meet our investment criteria. The Fund may also invest a significant portion of its total assets in micro cap companies with market capitalizations below US$1 billion (up to 90% under normal market conditions).
The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, we expect at least 40% of its assets to be invested outside the United States, or if conditions are not favorable, 30% of its assets to be invested outside the United States). Securities issued by foreign companies incorporated outside the United States whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation.
The Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe are the World’s Best Growth Companies. We travel extensively to visit companies and expect to meet with senior management.
We may also invest in growth companies that we believe have had a temporary setback and therefore have appealing valuation relative to their long-term growth potential.
At times, we may invest in early stage companies with limited or no earnings history if we believe they have outstanding long-term growth potential. We may also invest in initial public offerings (IPOs).
We do not use allocation models to restrict the Fund’s investments to certain regions, countries, sectors or industries. We may significantly shift Fund assets between asset classes, sectors, and geographic regions based on where we believe the best growth opportunities and valuations currently exist.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting,
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Wasatch Global Opportunities Fund® — Summary

accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Micro Cap and Small Company Stock Risk. Micro cap and small company stocks may be very sensitive to changing economic conditions and market downturns because the issuers have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small and micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
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January 31, 2018

Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information
39

Wasatch Global Opportunities Fund® — Summary

technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
40

January 31, 2018

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Global Opportunities Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2009	32.73%
Worst — 9/30/2011	-18.94%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	Since Inception (11/17/08)
Wasatch Global Opportunities Fund — Investor Class
Return Before Taxes	37.63%	11.12%	17.64%
Return After Taxes on Distributions	34.39%	8.20%	15.34%
Return After Taxes on Distributions and Sale of Fund Shares	23.99%	8.36%	14.63%
MSCI ACWI (All Country World) Small Cap Index* (reflects no deductions for fees, expenses or taxes)	23.81%	12.36%	15.90%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
41

Wasatch Global Opportunities Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
JB Taylor Lead Portfolio Manager Since 2011	Ajay Krishnan, CFA Lead Portfolio Manager Since 2012
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
42

Wasatch Global Value Fund™ (formerly, Wasatch Large Cap Value Fund®) — Summary
January 31, 2018

Investment Objectives
The Fund’s investment objectives are to seek capital appreciation and income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	0.90%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses[1]	1.19%
Expense Reimbursement	(0.09)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.10%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.10% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Global Value Fund — Investor Class	$112	$369	$646	$1,436
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
43

Wasatch Global Value Fund™ (formerly, Wasatch Large Cap Value Fund®) — Summary

Principal Strategies
The Fund invests primarily in equity securities of foreign and domestic companies.
Under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities of foreign and domestic companies of all market capitalizations.
The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, we expect at least 40% of its assets to be invested outside the United States, or if conditions are not favorable, 30% of its assets to be invested outside the United States). Securities issued by foreign companies incorporated outside the United States whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation.
The Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
The Fund may invest in the equity securities of companies of any size, although we expect a significant portion of the Fund’s assets to be invested in companies with market capitalizations of over US$5 billion at the time of purchase.
To achieve the Fund’s investment objectives, the Fund invests in securities that we believe are priced below their intrinsic long-term value based on our valuation analysis.
When evaluating a potential investment for the Fund, we employ a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The initial valuation review may include:
•	Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, and price/earnings-to-growth.
•	Discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.
The Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
44

January 31, 2018

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of
45

Wasatch Global Value Fund™ (formerly, Wasatch Large Cap Value Fund®) — Summary capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation
46

January 31, 2018

in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
47

Wasatch Global Value Fund™ (formerly, Wasatch Large Cap Value Fund®) — Summary

Historical Performance
The Fund commenced operations on December 15, 2008 upon the reorganization of the 1st Source Monogram Income Equity Fund (the “Predecessor Fund”) into the Fund. As a result of the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. Accordingly, the performance information below prior to December 15, 2008 reflects the performance of the Predecessor Fund which was advised by a different advisor and had different expenses and as a result may have produced different investment results.  Similarly, effective October 31, 2017, the Wasatch Global Value Fund changed its principal investment strategy and correspondingly updated its name and changed its comparison benchmark index to reflect the change in principal strategy. For periods prior to such date, the performance figures below reflect the performance of the Fund’s Investor Class before the investment strategy change.
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Global Value Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2009	14.66%
Worst — 12/31/2008	-19.38%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch Global Value Fund — Investor Class
Return Before Taxes	11.21%	10.84%	5.40%
Return After Taxes on Distributions	7.34%	6.21%	2.96%
Return After Taxes on Distributions and Sale of Fund Shares	9.37%	7.96%	3.92%
MSCI ACWI (All Country World Index)*† (reflects no deductions for fees, expenses or taxes)	23.97%	10.80%	4.65%
Russell 1000® Value Index** (reflects no deductions for fees, expenses or taxes)	13.66%	14.04%	7.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.
*The MSCI ACWI is a broad-based market index that captures large and mid-cap representation across 23 developed markets and 23 emerging markets countries.
†Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
**The Russell 1000 Value Index® is a market-capitalization weighted index of those firms in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values.  Consistent with the name and strategy change, effective October 31, 2017, the Fund’s primary benchmark index changed from the Russell 1000 Value Index® to the MSCI ACWI Index. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes.  Russell® is a trademark of Russell Investment Group.
48

January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
David Powers, CFA Lead Portfolio Manager Since August 2013
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
49

Wasatch International Growth Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.25%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.21%
Total Annual Fund Operating Expenses[1]	1.46%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.75% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
International Growth Fund — Investor Class	$149	$462	$798	$1,747
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
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January 31, 2018

Principal Strategies
The Fund invests primarily in foreign growth companies.
Under normal market conditions, we will invest the Fund’s assets in the equity securities of foreign companies with market capitalizations of less than US$5 billion at the time of purchase. Under normal market conditions, the Fund will invest in at least five of the countries included in the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Small Cap Index.
The Fund may invest a significant amount of its total assets (5% to 70% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets and frontier markets, which are those countries currently included in the MSCI EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
We may invest in early stage companies if we believe they have outstanding long-term growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders
51

Wasatch International Growth Fund® — Summary

(including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Small Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price
52

January 31, 2018

competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental
53

Wasatch International Growth Fund® — Summary

damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
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January 31, 2018

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch International Growth Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2009	41.88%
Worst — 9/30/2008	-28.61%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch International Growth Fund — Investor Class
Return Before Taxes	33.01%	10.03%	6.73%
Return After Taxes on Distributions	32.17%	9.53%	6.46%
Return After Taxes on Distributions and Sale of Fund Shares	19.37%	7.89%	5.40%
MSCI ACWI (All Country World Index) ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	31.65%	10.03%	4.69%
MSCI World ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	31.04%	11.37%	5.16%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
55

Wasatch International Growth Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Roger Edgley, CFA Lead Portfolio Manager Since 2006	Ken Applegate, CFA, CMT Portfolio Manager Since January 31, 2016	Linda Lasater, CFA Associate Portfolio Manager Since January 31, 2014
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
56

Wasatch International Opportunities Fund® — Summary
January 31, 2018

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.48%
Interest Expense	0.01%
Total Annual Fund Operating Expenses[1]	2.24%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 2.25% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
International Opportunities Fund — Investor Class	$227	$700	$1,199	$2,573
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
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Wasatch International Opportunities Fund® — Summary

Principal Strategies
The Fund invests primarily in foreign micro cap companies.
Under normal market conditions, we will invest the Fund’s assets primarily in the equity securities of foreign companies with market capitalizations of less than US$1 billion at the time of purchase. Under normal market conditions, the Fund will invest in at least five of the countries included in the Morgan Stanley Capital International (MSCI) All Country World Index ACWI (All Country World Index) ex USA Small Cap Index.
The Fund may invest a significant amount of its total assets (20% to 70% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets and frontier markets, which are those countries currently included in the MSCI EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential. We may invest in early stage companies if we believe they have outstanding long-term growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
The Fund may also invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on
58

January 31, 2018

which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the
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Wasatch International Opportunities Fund® — Summary

availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
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January 31, 2018

Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
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Wasatch International Opportunities Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch International Opportunities Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2009	44.35%
Worst — 9/30/2008	-27.60%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch International Opportunities Fund — Investor Class
Return Before Taxes	27.59%	12.36%	7.07%
Return After Taxes on Distributions	25.59%	10.92%	6.10%
Return After Taxes on Distributions and Sale of Fund Shares	17.24%	9.61%	5.53%
MSCI ACWI (All Country World Index) ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	31.65%	10.03%	4.69%
MSCI World ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	31.04%	11.37%	5.16%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
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January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Jared Whatcott, CFA Portfolio Manager Since January 31, 2014	Linda Lasater, CFA Portfolio Manager Since June 6, 2016	Allison He, CFA Associate Portfolio Manager Since January 31, 2018
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
63

Wasatch Micro Cap Fund® — Summary

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee[1]	1.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.17%
Total Annual Fund Operating Expenses[1,2]	1.67%
[1]	Effective January 31, 2017, the management fee was reduced from 1.75% to 1.50%. The management fee and the total annual fund operating expenses have been restated to reflect the 1.50% management fee.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Micro Cap Fund — Investor Class	$170	$526	$907	$1,977
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
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January 31, 2018

Principal Strategies
The Fund invests primarily in growing micro cap companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of micro-capitalization companies. The Fund considers a company to be a micro-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $1.5 billion or the market capitalization of the largest company in the Russell Microcap Index as of its most recent reconstitution date. The Russell Microcap Index reconstitution date is typically each year on or around July 1st. As of the 2017 reconstitution date, the market capitalization of the largest company in the Russell Microcap Index was $1.11 billion. The market capitalization of the largest company in the Russell Microcap Index is subject to change at its next reconstitution date.
The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed markets, emerging markets, or frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
We focus on companies that we consider to be high quality, and we use a process of “bottom-up” fundamental analysis to look for companies that we believe have the potential to grow faster than the gross domestic product (GDP) growth of the United States. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long-term earnings growth rate. The Fund’s secondary objective of income is achieved when fast growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
The Fund may invest a large percentage of its assets in a few sectors. The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
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Wasatch Micro Cap Fund® — Summary

Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or
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January 31, 2018

services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
67

Wasatch Micro Cap Fund® — Summary

Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
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January 31, 2018

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Micro Cap Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2009	27.00%
Worst — 12/31/2008	-31.16%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch Micro Cap Fund — Investor Class
Return Before Taxes	36.06%	16.02%	7.65%
Return After Taxes on Distributions	31.78%	13.79%	6.60%
Return After Taxes on Distributions and Sale of Fund Shares	23.96%	12.60%	6.06%
Russell Microcap® Index* (reflects no deductions for fees, expenses or taxes)	13.17%	14.29%	7.68%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes.  Russell® is a trademark of Russell Investment Group.
69

Wasatch Micro Cap Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Ken Korngiebel, CFA Lead Portfolio Manager Since July 2017	Dan Chace, CFA Portfolio Manager Since 2004
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
70

Wasatch Micro Cap Value Fund® — Summary
January 31, 2018

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee[1]	1.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses[2]	0.07%
Total Annual Fund Operating Expenses[1,3]	1.84%
[1]	Effective January 31, 2017, the management fee was reduced from 1.75% to 1.50%. The management fee and the total annual fund operating expenses have been restated to reflect the 1.50% management fee.
[2]	The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[3]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Micro Cap Value Fund — Investor Class	$187	$579	$996	$2,158
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
71

Wasatch Micro Cap Value Fund® — Summary

Principal Strategies
The Fund invests primarily in micro cap companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of micro-capitalization companies. The Fund considers a company to be a micro-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $1.5 billion or the market capitalization of the largest company in the Russell Microcap Index as of its most recent reconstitution date. The Russell Microcap Index reconstitution date is typically each year on or around July 1st. As of the 2017 reconstitution date, the market capitalization of the largest company in the Russell Microcap Index was $1.11 billion. The market capitalization of the largest company in the Russell Microcap Index is subject to change at its next reconstitution date.
The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed, emerging markets or frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
While the Fund primarily invests in value companies, it may also invest in growth companies if the Advisor believes that a company’s current valuation is at a sufficient discount to its projected long-term earnings growth rate.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We typically look for companies that we believe fall into one of these three categories at the time of purchase:
•	Undiscovered Gems — Companies with good growth potential that have yet to be broadly discovered by Wall Street analysts, thus leaving them attractively undervalued relative to their expected growth rate.
•	Fallen Angels — High quality growth companies that have experienced a temporary setback and therefore have appealing valuations relative to their long term growth potential.
•	Value Momentum — Valuation that is inexpensive relative to a company’s history, but catalyst for future growth has been identified.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
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January 31, 2018

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in
73

Wasatch Micro Cap Value Fund® — Summary

general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
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January 31, 2018

Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
75

Wasatch Micro Cap Value Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Micro Cap Value Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2009	40.00%
Worst — 12/31/2008	-26.67%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch Micro Cap Value Fund — Investor Class
Return Before Taxes	26.41%	16.71%	9.85%
Return After Taxes on Distributions	24.18%	13.92%	8.36%
Return After Taxes on Distributions and Sale of Fund Shares	16.78%	12.85%	7.77%
Russell Microcap® Index* (reflects no deductions for fees, expenses or taxes)	13.17%	14.29%	7.68%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes.  Russell® is a trademark of Russell Investment Group.
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January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
Brian Bythrow, CFA Lead Portfolio Manager Since 2003
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
77

Wasatch Small Cap Growth Fund® — Summary

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.27%
Total Annual Fund Operating Expenses[1]	1.27%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund — Investor Class	$129	$402	$696	$1,532
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
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Principal Strategies
The Fund invests primarily in small growth companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of small-capitalization companies. The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $3 billion or the market capitalization of the largest company in the Russell 2000 Index as of its most recent reconstitution date. The Russell 2000 Index reconstitution date is typically each year on or around July 1st. As of the 2017 reconstitution date, the market capitalization of the largest company in the Russell 2000 Index was $5.68 billion. The market capitalization of the largest company in the Russell 2000 Index is subject to change at its next reconstitution date.
The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed markets, emerging markets, or frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
Within the Fund’s portfolio, we seek to create a blend of “core” companies that we believe have the potential to grow steadily over long periods of time at faster rates than average large companies, and “high growth” companies that we believe have the potential to grow faster and more aggressively than core companies. The Fund’s secondary objective of income is achieved when fast growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe have superior growth prospects. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
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Wasatch Small Cap Growth Fund® — Summary

Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Small Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect
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banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable.
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Wasatch Small Cap Growth Fund® — Summary

In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
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Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Small Cap Growth Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2009	25.04%
Worst — 12/31/2008	-22.04%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch Small Cap Growth Fund — Investor Class
Return Before Taxes	21.73%	11.30%	8.37%
Return After Taxes on Distributions	18.70%	8.86%	6.99%
Return After Taxes on Distributions and Sale of Fund Shares	14.80%	8.71%	6.69%
Russell 2000® Growth Index* (reflects no deductions for fees, expenses or taxes)	22.17%	15.21%	9.19%
Russell 2000® Index* (reflects no deductions for fees, expenses or taxes)	14.65%	14.12%	8.71%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes.  Russell® is a trademark of Russell Investment Group.
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Wasatch Small Cap Growth Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
JB Taylor Lead Portfolio Manager Since 2016	Ken Korngiebel, CFA Portfolio Manager Since August 2017	Ryan Snow Portfolio Manager Since August 2017
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
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Wasatch Small Cap Value Fund® — Summary
January 31, 2018

Investment Objectives
The Fund’s investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses[1]	0.20%
Total Annual Fund Operating Expenses[2]	1.41%
[1]	The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small Cap Value Fund — Investor Class	$144	$447	$772	$1,691
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
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Wasatch Small Cap Value Fund® — Summary

Principal Strategies
The Fund invests primarily in small companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of small-capitalization companies. The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $3 billion or the market capitalization of the largest company in the Russell 2000 Index as of its most recent reconstitution date. The Russell 2000 Index reconstitution date is typically each year on or around July 1st. As of the 2017 reconstitution date, the market capitalization of the largest company in the Russell 2000 Index was $5.68 billion. The market capitalization of the largest company in the Russell 2000 Index is subject to change at its next reconstitution date.
The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed markets, emerging markets, or frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
The Fund may also invest in growth companies if the Advisor believes that current valuation is at a sufficient discount to a company’s projected long-term earnings growth rate. The Fund’s secondary objective of income is achieved when portfolio companies pay dividends.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We typically look for companies that we believe fall into one of these three categories at the time of purchase:
•	Undiscovered Gems — Companies with good growth potential that have yet to be broadly discovered by Wall Street analysts, thus leaving them attractively undervalued relative to their expected growth rate.
•	Fallen Angels — High quality growth companies that have experienced a temporary setback and therefore have appealing valuations relative to their long-term growth potential.
•	Quality Value — Quality companies with earnings potential that is not fully reflected in their stock prices.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
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Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Small Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and
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Wasatch Small Cap Value Fund® — Summary

types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an
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January 31, 2018

inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
89

Wasatch Small Cap Value Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Small Cap Value Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2009	33.91%
Worst — 12/31/2008	-34.04%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch Small Cap Value Fund — Investor Class
Return Before Taxes	19.55%	16.22%	9.13%
Return After Taxes on Distributions	17.75%	15.84%	8.95%
Return After Taxes on Distributions and Sale of Fund Shares	12.49%	13.13%	7.50%
Russell 2000® Value Index* (reflects no deductions for fees, expenses or taxes)	7.84%	13.01%	8.17%
Russell 2000® Index* (reflects no deductions for fees, expenses or taxes)	14.65%	14.12%	8.71%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes.  Russell® is a trademark of Russell Investment Group.
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Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
Jim Larkins Lead Portfolio Manager Since 1999
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
91

Wasatch Strategic Income Fund® — Summary

Investment Objectives
The Fund’s primary investment objective is to capture current income. A secondary objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	0.70%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.40%
Acquired Fund Fees and Expenses[1]	0.48%
Total Annual Fund Operating Expenses[2]	1.58%
Expense Reimbursement	(0.15)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.43%
[1]	The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 0.95% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Strategic Income Fund — Investor Class	$146	$484	$846	$1,866
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
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January 31, 2018

Principal Strategies
The Fund invests primarily in income-producing securities.
Under normal market conditions, we will invest the Fund’s assets primarily in income-producing domestic and foreign securities, including equity securities and fixed-income securities of companies of all market capitalizations. The Fund is not managed as a balanced portfolio. At times, one type of security may make up a substantial portion of the Fund, while other types may have minimal or no representation.
The Fund may invest its assets in securities issued by foreign companies in developed countries without limit. To a lesser extent, the Fund may invest in foreign companies in emerging and frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies.
In our search for investments, we maintain the flexibility to invest in companies from a variety of industries. The Fund, however, does have a concentration in the financials sector — meaning that at least 25% of the Fund’s total assets will be invested in securities of issuers in the group of industries in the financials sector. For both domestic and foreign securities, we define the group of industries comprising the financials sector to include, among others, Banks (Commercial Banks, Thrifts and Mortgage Finance), Diversified Financial Companies (Diversified Financial Services, Consumer Finance, Capital Markets), Finance Companies, Financial Data Processing Services and Systems, Finance Companies (Small Loan), Financial Information Services, Insurance Companies (Life, Multi-Line, Property-Casualty), Investment Management Companies, Real Estate Companies (Real Estate Investment Trusts (REITs), Real Estate Management and Development Companies), Rental and Leasing Services (Commercial), Savings and Loans, and Securities Brokerage and Services.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
The Fund may invest in investment companies, including exchange-traded funds (ETFs).
The Fund may make short sales of securities, and may also use derivatives such as put and call options and futures contracts for hedging and non-hedging purposes. The Fund may write put and call options subject to applicable law and SEC guidelines.
In the selection of equity securities, we use “bottom-up” fundamental analysis to identify individual companies with attractive, sustainable dividend yields or the potential for dividend growth. In certain situations, the Fund may acquire non-income producing securities if we believe the company has the potential to pay dividends in the future. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
Characteristics we consider when investing in a company’s equity securities generally include:
•	Attractive, sustainable dividend yields or the potential for dividend growth.
•	Experienced top management.
•	Sustainable competitive advantage.
•	Stable demand for products and services.
•	Ability to capitalize on favorable long-term trends.
The Fund’s investments in fixed-income securities may include domestic and foreign corporate bonds with a variety of maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade). At certain times the Fund may emphasize one particular maturity or credit quality. The Fund may invest in non-investment grade securities without limitation. The Fund may also invest in U.S. Treasury securities and the debt obligations of foreign governments.
Characteristics we consider when investing in fixed-income securities generally include:
•	Rates of current income.
•	Credit quality of the issuer.
•	Maturity, duration and other characteristics of the obligation.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular
93

Wasatch Strategic Income Fund® — Summary

industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to
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January 31, 2018

swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
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Wasatch Strategic Income Fund® — Summary

Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Derivatives Risk. The Fund may suffer a loss from its use of put and call options and futures contracts, which are forms of derivatives. Derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument, with the potential for unlimited losses on certain instruments. Derivatives may be difficult to value, may become illiquid, and may affect the timing and character of taxes payable by shareholders.
Short Sales Risk. The Fund can make short sales of securities, which means it may experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. Short sales may reduce a fund’s returns or increase volatility. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.
Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales in combination with long positions in seeking to improve Fund performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short positions also typically involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms. Furthermore, regulatory authorities in various countries, including the United States, have enacted temporary rules prohibiting the short-selling of certain stocks in response to market events. If regulatory authorities were to reinstitute such rules or otherwise restrict short selling, the Fund might not be able to fully implement its short-selling strategy.
Investment Companies Risk. The Fund may invest in the shares of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and exchange-traded funds. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company and the investment strategies employed by such funds (such as the use of leverage). In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment advisor of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses including advisory and administrative fees. Fund shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies.
Exchange-Traded Funds (ETFs) Risk. ETFs are investment companies that are bought and sold on a securities exchange. Shares of ETFs are redeemable only in larger aggregations of a specified number of shares and generally on an in-kind basis. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. Because of the ETF expenses, it may be more costly to own the ETF than owning the underlying securities directly. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the
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risks of the underlying securities held by the ETF and investment strategies employed by such ETF (such as the use of leverage). The market price of an ETF may also fluctuate due to the supply of, and demand for, the ETF’s shares on the exchange upon which its shares are traded and may trade at a premium or discount to its net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.
REIT Risk. Investments in real estate investment trusts (REITs) subject the Fund to risks associated with the direct ownership of real estate. The value of REIT securities can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status and is generally higher for non-investment grade securities.
Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.
Non-Investment Grade Securities Risk. Non-investment grade securities (also known as “high yield” or “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s). Such securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default by the issuer or decline in the issuer’s credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and the issuer may be more susceptible to negative market sentiment, leading to depressed prices and decreased liquidity for the non-investment grade securities.
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Wasatch Strategic Income Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based stock market index composed of securities similar to those held by the Fund and an additional broad-based bond market index. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Strategic Income Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2009	21.21%
Worst — 12/31/2008	-28.22%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch Strategic Income Fund — Investor Class
Return Before Taxes	14.32%	10.49%	6.72%
Return After Taxes on Distributions	13.62%	9.05%	5.49%
Return After Taxes on Distributions and Sale of Fund Shares	8.30%	7.95%	4.96%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	8.50%
Bloomberg Barclays US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	4.01%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
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Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
Samuel S. Stewart, Jr., PhD, CFA Lead Portfolio Manager Since 2006
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
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Wasatch Ultra Growth Fund® — Summary

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses[1]	0.05%
Total Annual Fund Operating Expenses[2]	1.35%
[1]	The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Ultra Growth Fund — Investor Class	$137	$427	$739	$1,623
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
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Principal Strategies
The Fund invests primarily in smaller high growth companies.
Under normal market conditions, we will invest the Fund’s assets in the equity securities of companies we consider to be rapidly growing. These companies are usually small to mid-size with market capitalizations of less than $5 billion at the time of purchase.
The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed markets, emerging markets, or frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
We use a process of “bottom-up” fundamental analysis to look for individual companies that we believe have above average potential for rapid earnings growth and stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of
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Wasatch Ultra Growth Fund® — Summary

Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the
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overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated
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Wasatch Ultra Growth Fund® — Summary

with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
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Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Ultra Growth Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2009	28.60%
Worst — 12/31/2008	-31.56%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch Ultra Growth Fund — Investor Class
Return Before Taxes	31.56%	15.46%	7.44%
Return After Taxes on Distributions	28.13%	11.99%	5.52%
Return After Taxes on Distributions and Sale of Fund Shares	20.51%	11.75%	5.67%
Russell 2000® Growth Index* (reflects no deductions for fees, expenses or taxes)	22.17%	15.21%	9.19%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.
*Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes.  Russell® is a trademark of Russell Investment Group.
105

Wasatch Ultra Growth Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
John Malooly, CFA Lead Portfolio Manager Since 2012
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
106

Wasatch World Innovators Fund® — Summary
January 31, 2018

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses[1]	1.83%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
World Innovators Fund — Investor Class	$186	$576	$991	$2,148
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.
107

Wasatch World Innovators Fund® — Summary

Principal Strategies
The Fund invests primarily in domestic and foreign growth companies that we believe are innovators in their respective sectors or industries.
Modern innovative companies have global business models that are less dependent upon their place of domicile, the location of their headquarters, or the exchange on which their stocks are listed. Under normal market conditions, the Fund will typically be invested in at least three developed countries, including the U.S. The Fund may invest in securities issued by companies domiciled in emerging and frontier markets without limitation.
Under normal market conditions, we expect that a significant portion of the Fund’s assets will be invested in equity securities of companies that have significant non-U.S. economic risk exposure. We will consider a company to have significant non-U.S. economic risk exposure if, at the time of purchase, it has at least 50% of its assets outside the U.S., or if at least 50% of its revenues or profits are from goods produced or sold, investments made, or services performed outside the U.S. The Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, at least 40% of its assets outside the United States, or if conditions are not favorable, 30% of its assets outside the United States).
We will use a process of “bottom-up” fundamental analysis to invest in companies of any size. However, because innovative companies are rapidly evolving, we expect to invest a significant portion of the Fund’s assets in early stage companies and small to mid-size companies with market capitalizations of less than US$5 billion at the time of purchase.
We have defined two broad categories that we believe are critical to identifying companies with outstanding investment potential. The first is companies that possess valuable intellectual property. The second is companies that are innovators in their respective sectors or industries.
The Fund may invest a large percentage of its assets in a few sectors. The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
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January 31, 2018

Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
109

Wasatch World Innovators Fund® — Summary

Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
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January 31, 2018

Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
111

Wasatch World Innovators Fund® — Summary

Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com. Effective April 1, 2011, the Wasatch World Innovators Fund changed its name from the Wasatch Global Science & Technology Fund and changed its principal strategies and primary comparison benchmark index. For periods prior to such date, the performance figures reflect the performance of the Fund’s Investor Class before the investment strategy change.
Wasatch World Innovators Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2009	27.41%
Worst — 12/31/2008	-30.07%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch World Innovators Fund — Investor Class
Return Before Taxes	32.96%	13.22%	8.50%
Return After Taxes on Distributions	28.65%	10.77%	7.32%
Return After Taxes on Distributions and Sale of Fund Shares	22.11%	10.21%	6.77%
MSCI ACWI (All Country World Index) IMI (Investable Market Index)* (reflects no deductions for fees, expenses or taxes)	23.95%	11.00%	4.97%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
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January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Josh Stewart Lead Portfolio Manager Since January 2016	Samuel S. Stewart, Jr., PhD, CFA Portfolio Manager Since 2008
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
113

Wasatch-1st Source Income Fund® — Summary

Investment Objective
The Fund’s investment objective is to seek current income consistent with the preservation of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	0.55%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.75%
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Wasatch-1st Source Income Fund — Investor Class	$77	$240	$417	$930
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
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January 31, 2018

Principal Strategies
The Fund normally invests at least 65% of its total assets in debt securities of all types, including corporate bonds, U.S. government bonds, and variable and floating rate securities.
Consistent with the Wasatch-1st Source Income Fund’s (Income Fund) investment objective, 1st Source Corporation Investment Advisors, Inc. (1st Source), the Fund’s Sub-Advisor, expects the Fund to:
•	Invest substantially all, but in no event less than 65%, of the Fund’s total assets at the time of purchase in debt securities.
•	Invest in fixed-income securities consisting of bonds, fixed-income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, debt securities convertible into or exchangeable for common stocks, foreign debt securities, income participation loans, guaranteed investment contracts, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies or instrumentalities of the U.S. government.
•	Typically invest in debt securities rated at the time of purchase within the four highest rating categories assigned by one or more nationally recognized statistical rating organizations (NRSROs) or, if unrated, those which 1st Source deems to be of comparable quality. The Fund may also invest up to 10% of its total assets in non-investment grade debt securities.
The Fund may engage in repurchase transactions, credit default swaps, forward contracts, and may also engage in futures transactions solely for hedging purposes, and may invest in options on futures. The Fund may also invest in other investment companies, including exchange-traded funds (ETFs).
The Fund may purchase securities on a when-issued or delayed delivery basis, in which a security’s price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period.
It is anticipated that the Fund will have an average maturity of 3-1/2 years to 5 years and an effective duration of 2-1/2 years to 4-1/2 years.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Debt Security Market Liquidity Risk. Dealer inventories of debt securities, including municipal securities, which provide an indication of the ability of financial intermediaries to make markets in those debt securities, are at or near historic lows in relation to market size. This reduction in market-making capacity has the potential to decrease liquidity and increase price volatility in the fixed-income markets in which the Fund invests directly or indirectly, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of debt securities, which may further decrease the Fund’s ability to buy or sell debt securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have an adverse effect on performance. If the Fund needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the debt securities’ prices and hurt the Fund’s performance.
Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.
Call Risk. If an issuer calls higher yielding debt instruments held by the Fund, performance could be adversely impacted.
Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status and is generally higher for non-investment grade securities.
Income Risk. Income risk is the potential for a decline in the Fund’s income due to falling interest rates.
Non-Investment Grade Securities Risk. Non-investment grade securities (also known as “high yield” or “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s). Such securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default by the issuer or decline in the issuer’s credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and the issuer may be more susceptible to negative market sentiment, leading to depressed prices and decreased liquidity for the non-investment grade securities.
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Wasatch-1st Source Income Fund® — Summary

Convertible Securities Risk. The Fund may invest in convertible securities, which are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality, and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed-income securities, and the markets for convertible securities may be less liquid than the markets for common stocks or bonds. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security then the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed-income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back a convertible security at a time and price that is unfavorable to the Fund.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of
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capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation
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Wasatch-1st Source Income Fund® — Summary

in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Mortgage-Backed and Asset-Backed Securities Risk. In addition to the risks related to debt securities, mortgage-backed and asset-backed securities are also subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. A mortgage-backed security or asset-backed security may be adversely affected by the quality of the mortgages or assets underlying such securities, the credit quality of their issuers or guarantors and the nature and structure of their credit support.
Municipal Bond Risk. The Fund may invest in municipal bonds, the interest on which (and, therefore, any part of Fund dividends attributable to such interest) is subject to the Federal Alternative Minimum Tax. If a Fund shareholder’s Alternative Minimum Tax liability is increased as a result of such treatment, that would reduce the shareholder’s after-tax return from the Fund. The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level. Purchases by the Fund are premised on the opinion of an issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal income tax. However, after the Fund buys a security backed by such an opinion, the Internal Revenue Service (IRS) may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund has paid and will pay with respect to that interest would be subject to federal income tax, which would also affect the value of a share in the Fund.
Municipal Securities Risk. The value of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.
Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market-making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce a bond’s price and hurt performance.
Ratings Agency Risk. Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of 1st Source not to rely exclusively on ratings issued by established NRSROs, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of the Fund’s investment objective by investments in high-yield securities may be more dependent on 1st Source’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, 1st Source will determine whether it is in the best interests of the Fund to retain or dispose of such security.
Repurchase Agreements Risk. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.
When-Issued Securities Risk. The Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund’s investment objective and strategies and not for investment leverage.
Investment Companies Risk. The Fund may invest in the shares of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and exchange-traded funds. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company and the investment strategies employed by such funds (such as the use of leverage). In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment advisor of the
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underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses including advisory and administrative fees. Fund shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies.
Exchange-Traded Funds (ETFs) Risk. ETFs are investment companies that are bought and sold on a securities exchange. Shares of ETFs are redeemable only in larger aggregations of a specified number of shares and generally on an in-kind basis. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. Because of the ETF expenses, it may be more costly to own the ETF than owning the underlying securities directly. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by the ETF and investment strategies employed by such ETF (such as the use of leverage). The market price of an ETF may also fluctuate due to the supply of, and demand for, the ETF’s shares on the exchange upon which its shares are traded and may trade at a premium or discount to its net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.
Derivatives Risk. The Fund may suffer a loss from its use of put and call options and futures contracts, which are forms of derivatives. Derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument, with the potential for unlimited losses on certain instruments. Derivatives may be difficult to value, may become illiquid, and may affect the timing and character of taxes payable by shareholders.
Credit Default Swaps Risk. The Fund may enter into credit default swaps, interest rate swaps and currency swaps. Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio and its share price and yield. Swaps are subject to counterparty risk. The Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. For this reason, the Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
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Wasatch-1st Source Income Fund® — Summary

Historical Performance
The Fund commenced operations on December 15, 2008 upon the reorganization of the 1st Source Monogram Income Fund (the “Predecessor Fund”) into the Fund. As a result of the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund.  Accordingly, the performance information below prior to December 15, 2008 reflects the performance of the Predecessor Fund which was advised by a different advisor and subject to different expenses and as a result may have produced different investment results. The lead portfolio manager of the Fund, however, was also the portfolio manager of the Predecessor Fund. The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based bond market index. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch-1st Source Income Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 12/31/2008	2.77%
Worst — 6/30/2013	-2.01%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch-1st Source Income Fund — Investor Class
Return Before Taxes	2.21%	1.13%	2.59%
Return After Taxes on Distributions	1.38%	0.38%	1.71%
Return After Taxes on Distributions and Sale of Fund Shares	1.25%	0.52%	1.66%
Bloomberg Barclays US Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes)	2.14%	1.50%	3.32%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.
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Portfolio Management
Investment Advisor          Investment Sub-Advisor
Wasatch Advisors, Inc.	1st Source Corporation Investment Advisors, Inc.
Portfolio Manager
Paul Gifford, CFA Lead Portfolio Manager Since 2008	Erik Clapsaddle, CFA, CFP Associate Portfolio Manager Since 2016
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
121

Wasatch-Hoisington U.S. Treasury Fund® — Summary

Investment Objective
The Fund’s investment objective is to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	0.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.22%
Total Annual Fund Operating Expenses[1]	0.72%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 0.75% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Wasatch-Hoisington U.S. Treasury Fund — Investor Class	$74	$231	$401	$896
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
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Principal Strategies
In pursuit of the Fund’s investment objective, Hoisington Investment Management Company (HIMCO), the Fund’s Sub-Advisor, will:
•	Typically invest at least 90% of the Fund’s total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities.
•	Adjust the average maturity and effective duration of the Fund’s portfolio based on HIMCO’s assessment of multi-year trends in national and international economic conditions.
•	Invest in long-term U.S. Treasury bonds, including U.S. Treasury Strips (zero coupon Treasury securities), when HIMCO determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates.
•	Invest in U.S. Treasury bills or notes, Treasury Inflation-Protected Securities (TIPS), and Floating Rate Notes (FRNs) (maturities less than five years) when HIMCO determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates.
Over the course of a business cycle, under normal market conditions:
•	The effective duration of the Fund’s holdings is expected to vary from less than a year to a maximum of 25 years.
•	The Fund’s holdings will range in maturity from less than a year to a maximum of the longest maturity Treasury bonds available. As of September 30, 2017, the effective duration of the Fund’s holdings was 22.60 years, and the average maturity of the Fund’s holdings was 27.66 years.
•	When the Fund is invested in securities with longer weighted average maturities it will be more sensitive to changes in market interest rates and its share price may be subject to greater volatility.
•	The Fund’s portfolio turnover rate will vary substantially from year to year. During some periods, turnover will be well below 50%. At other times, turnover could exceed 200% annually. At these times, increased portfolio turnover may result in higher transaction costs and may also result in taxable capital gains.
•	Portfolio adjustments may require the sale of securities prior to their maturity date. The goal of these transactions will be to increase income and/or change the duration of the overall portfolio.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. HIMCO seeks to limit credit risk by investing in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government and viewed as carrying minimal credit risk.
Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to an increase in market interest rates. Even though U.S. Treasury securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.
Income Risk. Income risk is the potential for a decline in the Fund’s income due to falling interest rates.
Effective Duration. Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of approximately 5%. Similarly, if the interest rate increased 1%, the price of a bond with an effective duration of 15 years would decline approximately 15%. The effective duration of the longest maturity U.S. zero coupon bond is 30 years. If the interest rate increased 1%, the value of the longest maturity zero coupon bond would decline approximately 30%. Similarly, if the interest rate decreased 1%, the value of the longest maturity zero coupon bond would increase approximately 30%.
Repurchase Agreements Risk. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.
Risks of Zero Coupon Treasury Securities. The market prices of zero coupon securities, which do not entitle the holder to periodic interest payments, are generally more volatile than the market prices of securities of comparable quality and similar maturity that do pay interest periodically. Zero coupon securities are more sensitive to fluctuations in interest rates than coupon securities of the same maturity.
Volatility Risk. Longer-term bonds are more sensitive to interest rate changes than shorter-term notes and bills. Prices of debt securities move inversely to interest rates. As a result, when the Fund is invested in longer-term securities, it may experience significant negative returns when long-term interest rates increase.
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Historical Performance
The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based bond market index. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch-Hoisington U.S. Treasury Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 9/30/2011	36.15%
Worst — 12/31/2016	-14.62%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch-Hoisington U.S. Treasury Fund — Investor Class
Return Before Taxes	10.46%	3.55%	7.35%
Return After Taxes on Distributions	9.49%	1.90%	5.63%
Return After Taxes on Distributions and Sale of Fund Shares	5.90%	2.19%	5.38%
Bloomberg Barclays US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	4.01%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.
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Portfolio Management
Investment Advisor          Investment Sub-Advisor
Wasatch Advisors, Inc.	Hoisington Investment Management Company (HIMCO)
Portfolio Managers
Van Hoisington Lead Portfolio Manager Since 1996	Van R. Hoisington, Jr., “V.R.” Portfolio Manager Since January 2016	David Hoisington Portfolio Manager Since January 2016
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
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The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, and World Innovators Fund are referred to as equity funds (each, an “Equity Fund,” and collectively, the “Equity Funds”). The Equity Funds together with the Income Fund and U.S. Treasury Fund are the “Funds.”
Please see the section entitled “Principal Strategies” in the Fund Summary for a more complete discussion of each Fund’s principal investment strategies. Principal strategies are strategies the Advisor or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective.
Investment Process
Securities for the Equity Funds are recommended by an experienced in-house research team. Each Fund’s portfolio manager(s) seek to ensure that investments are compatible with the Fund’s investment objective(s) and strategies.
As part of its research process, the research team uses “bottom-up” fundamental analysis to identify companies that it believes have outstanding investment potential. The research process may include, among other things, prescreening potential investments using databases and industry contacts, analyzing companies’ annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.
Each sub-advisor identifies and selects suitable investments for the Income Fund and the U.S Treasury Fund.
Buying Securities
Decisions to buy securities are based on the best judgment of each Fund’s portfolio manager(s) in a continuing effort to enhance long-term performance. Below are factors that are considered by portfolio managers when purchasing securities for the Equity Funds.
Growth Stocks
As we analyze growing companies, we are most interested in finding:
•	Potential for significant and sustained revenue and earnings growth.
•	Experienced, proven management team.
•	High return on capital.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	Ability to capitalize on favorable long-term trends.
•	Strong financial health.
•	Reasonable use of debt.
•	Attractive valuation.
Value Stocks
As we analyze “value” companies, we are most interested in finding:
•	Catalysts for improved earnings growth.
•	New products or services that may increase revenue growth and market share.
•	Experienced top management with a substantial stake in the company’s future.
•	Introduction of valuable new products and services.
•	Low stock valuation as measured by a variety of ratios, including price-to-earnings, price-to-sales, price-to-book, price-to-cash flow and enterprise value-to-EBITDA.
•	Potential to generate improved financial performance.
Selling Securities
Decisions to sell securities are based on the best judgment of each Equity Fund’s portfolio manager(s) in a continuing effort to enhance long-term performance. In general, we are likely to sell a security when:
•	The rationale we used to buy the security is no longer valid.
•	The security becomes overpriced.
•	We believe another security has better investment potential.
Additional Information about Investment Strategies and Risks
The following supplements the information for principal strategies of the Funds (as identified in their respective summaries) as well as provides additional information for Funds using certain types of investments as non-principal strategies.
Sector and Industry Weightings Risk. The Equity Funds and the Income Fund may invest a large percentage of their assets in a few sectors or industries within a particular sector, and the risks associated with investing in various sectors and industries are considered principal risks of these Funds.  The U.S Treasury Fund does not invest a significant amount of its assets in any individual sector or industry. The Strategic Income Fund does have a concentration in the financials sector. The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If a Fund invests in only a few sectors it will have more exposure to the price movements of securities in those sectors. The Funds may also from time to time make significant investments in an industry or industries within a particular sector. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of a Fund’s shares to fluctuate more than the values of shares of funds that invest

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in a greater variety of investments. To the extent the Fund has substantial holdings within a particular sector, or industry therein, the risks to the Fund associated with the sector or industry increase.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to

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obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts
(REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunication services sector includes diversified telecommunication services and wireless telecommunication services. The telecommunication services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Foreign Securities Risk. Investing in foreign securities is a principal strategy of the Core Growth Fund, the Emerging India Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the Global Value Fund, the International Growth Fund, the International Opportunities Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Small Cap Growth Fund, the

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Small Cap Value Fund, the Strategic Income Fund, the Ultra Growth Fund, and the World Innovators Fund and investing in foreign securities may therefore be considered a principal risk of these Funds. The Income Fund may also invest in foreign securities but this is a non-principal strategy of this Fund and not considered a principal risk.  The U.S. Treasury Fund does not invest in foreign securities. The following paragraphs highlight some of the risks of investing in foreign securities.
Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.
Currency Risk. The U.S. dollar value of a Fund’s assets invested in foreign countries will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversions between various currencies. While the Wasatch Funds have the ability to hedge against fluctuations in foreign currency exchange rates, they have no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on a Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of a Fund’s holdings.
Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund’s investments.
Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.
Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.
Transaction Costs. The costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those for domestic transactions.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policies in a country or region could significantly affect the markets in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in different countries or regions. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
India Market and India Region Risk. It is a principal strategy of the Emerging India Fund to invest in securities of companies tied economically to India (the “India Region”).  The Fund may invest a significant portion of its assets in companies in the India Region, and investing in the India Region is therefore considered a principal risk of the Fund. The Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Global Opportunities Fund, the International Growth Fund, the International Opportunities Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Ultra Growth Fund, and the World Innovators Fund may invest a significant portion of their assets in companies in the India Region from time to time, and investing in the India Region is therefore considered a principal risk of these Funds.  The Core Growth Fund, the Frontier Emerging Small Countries Fund, the Global Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Strategic Income Fund, and the Income Fund may invest in companies in the India Region, but it is not considered a principal risk of these Funds as of the date of this Prospectus.  The U.S. Treasury Fund does not invest in the India Region.  The securities markets in the India region (India, Bangladesh, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and shortages of vault capacity and trained personnel has existed among qualified custodial Indian banks. A Fund may be unable

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to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of a Fund to invest may be impaired and a Fund’s ability to buy or sell India Region securities may be impaired if the Fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on economic conditions in the India Region, which could adversely affect the value and liquidity of investments. Although the governments of India, Bangladesh, Pakistan, and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Convertible Securities Risk. The Emerging Markets Select Fund and the Income Fund may invest a significant portion of their assets in convertible securities, and investing in convertible securities is therefore considered a principal risk of these Funds. The Core Growth Fund, the Emerging India Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the Global Value Fund, the International Growth Fund, the International Opportunities Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Strategic Income Fund, the Ultra Growth Fund, and the World Innovators Fund may invest in convertible securities, but it is a non-principal strategy of each of these Funds and not considered a principal risk.  The U.S. Treasury Fund does not invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed-income securities, and the markets for convertible securities may be less liquid than the markets for common stocks or bonds. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, then the convertible security tends to reflect the market price of the underlying common stock and may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. Additionally, an issuer may have the right to buy back certain convertible securities at a time and price that would be unfavorable to a Fund.
Cybersecurity Breach Risk. Each Fund could be vulnerable, through their investments or otherwise, to cybersecurity breaches. Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional cybersecurity breaches can occur, such as the inadvertent release of confidential information. A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could affect the business and reputation of companies in which a Fund invests, causing the Fund’s investments to lose value.
Early Stage Companies Risk. The Emerging Markets Select Fund, the Global Opportunities Fund, the International Growth Fund, the International Opportunities Fund, and the World Innovators Fund may invest a significant portion of their assets in early stage companies from time to time, and investing in early stage companies is therefore considered a principal risk of these Funds. The Core Growth Fund, the Emerging India Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Value Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Strategic Income Fund, the Ultra Growth Fund, and the Income Fund may invest in early stage companies, but it is a non-principal strategy of each of these Funds and not considered a principal risk.  The U.S. Treasury Fund does not invest in early stage companies. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Participatory Notes Risk. Each Fund (except the U.S. Treasury Fund) may invest in participatory notes, but it is not considered a principal risk of any Fund. “Participatory

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Notes” are contracts or similar instruments evidencing the indirect ownership of an underlying basket of securities held by banks or other parties, and used to obtain exposure to an equity investment, including common stocks and warrants in a local market where direct ownership is not permitted. The purchase of Participatory Notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities; the Funds are subject to the risk that the issuer of the instrument (i.e., the issuing bank or broker-dealer) is unable or refuses to perform under the terms of the instrument. Such instruments are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of a Participatory Note will equal the value of the underlying equity security to which it is linked.
Exchange-Traded Funds (ETFs) Risk. The Strategic Income Fund and the Income Fund may invest in ETFs from time-to-time, and investing in ETFs is therefore considered a principal risk of these Funds.  The Core Growth Fund, the Emerging India Fund, the Emerging Markets Select Fund, Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the Global Value Fund, the International Growth Fund, the International Opportunities Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Ultra Growth Fund, and the World Innovators Fund may invest in ETFs, but it is a non-principal strategy of each of these Funds and not considered a principal risk.  The U.S. Treasury Fund does not invest in ETFs. Certain Funds may invest in ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission (SEC). ETFs are investment companies that are bought and sold on a securities exchange. The market price of an ETF may fluctuate due to the supply of and demand for the ETF’s shares on the exchange upon which its shares are traded. An ETF may trade at a premium or discount to its net asset value. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. Because of the ETF’s expenses, it may be more costly to own the ETF than to own the underlying securities directly. In addition, a Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by the ETF and the investment strategies employed by such funds (such as the use of leverage). As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.
Initial Public Offerings (IPOs) Risk. The Emerging India Fund, the Emerging Markets Select Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities
Fund, the International Opportunities Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Small Cap Growth Fund, and the Ultra Growth Fund may invest a significant portion of their assets in IPOs from time to time, and investing in IPOs is therefore considered a principal risk of these Funds. The Core Growth Fund, the Emerging Markets Small Cap Fund, the Global Value Fund, the International Growth Fund, the Small Cap Value Fund, the Strategic Income Fund, the World Innovators Fund, and the Income Fund may invest in IPOs, but it is a non-principal strategy of each of these Funds and not considered a principal risk.  The U.S. Treasury Fund does not invest in IPOs. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.
Liquidity Risk. From time to time, the trading market for a particular security or securities or a type of security in which the Funds invest may become less liquid or even illiquid, particularly with respect to emerging market securities, frontier market securities, IPOs and early stage companies. Reduced liquidity will have an adverse impact on a Fund’s ability to sell such securities when necessary to meet a Fund’s liquidity needs or in response to a specific economic event. Market quotations for such securities may be volatile.
Derivatives Risk. The Strategic Income Fund may invest in derivatives, such as put and call options and futures contracts, for hedging and speculative purposes, and investing in derivatives is therefore considered a principal risk of this Fund.  The Income Fund may invest in derivatives, such as credit default swaps, forward contracts, futures (solely for hedging purposes), and options on futures, and investing in derivatives is therefore considered a principal risk of the Fund.  The Core Growth Fund, the Emerging India Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the International Growth Fund, the International Opportunities Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Ultra Growth Fund, and the World Innovators Fund, may invest in derivatives, including put and call options on securities, options on futures, and foreign currency exchange contracts for hedging and speculative purposes, but it is a non-principal strategy of each of these Funds and not considered a principal risk.  The Global Value Fund may invest in derivatives, including put and call options on securities, options on futures, and foreign currency exchange contracts for hedging purposes only, but it is a non-principal strategy of this Fund and not considered a principal risk.  The U.S. Treasury Fund does not invest in derivatives.  A derivative is a financial contract whose value is based on (or “derived from”) a traditional

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security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). The Funds may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio and to facilitate the sale of existing portfolio securities. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The risks of using derivatives include market risk, credit risk, management risk, liquidity risk and the risk that changes in the value of a derivative held by a Fund will not correlate with the asset, index or rate underlying the derivative contract. Derivatives can be highly volatile, illiquid and difficult to value. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Adverse movements in the price or value of the underlying asset or index can lead to losses from the use of derivatives, which may be magnified by certain features of the contract. Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position in which the risk of loss may be limited to the notional amount of the instrument). A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to fulfill its obligations.
The potential benefits to be derived from an options, futures and derivatives strategy are dependent upon the portfolio manager’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate, and the derivative itself. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful.
Preferred Stock Risk. Investing in preferred stock is a non-principal strategy of each Fund (except the U.S. Treasury Fund) and not considered a principal risk of any Fund.  The U.S. Treasury Fund does not invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline affecting the stock’s price.
Warrants and Rights Risk. Investing in warrants and rights is a non-principal strategy of each Fund (except the U.S. Treasury Fund) and not considered a principal risk of any Fund.  The U.S. Treasury Fund does not invest in warrants and rights.  A warrant gives a Fund the right to buy a specified amount of an underlying stock at a predetermined “exercise” price on the date the warrant expires. A Fund has no obligation to exercise the warrant and buy the stock, and a warrant will only have value if the Fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, typically the warrant will expire without any value and the Fund will lose any amount it paid for the warrant. Similarly, a stock right entitles a Fund to purchase new shares issued by a corporation at a predetermined price (normally at a discount to the current market price) in proportion to the number of shares already owned. Issued rights are only exercisable for a short period of time, after which they expire. A Fund has no obligation to exercise a right and buy the newly issued stock, and a right will only have value if the Fund is able to exercise it or sell it before it expires.
Cash/Temporary Defensive Positions
Each Fund may, from time to time, take temporary defensive positions that are inconsistent with a Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.
For example, a Fund may temporarily increase its cash position or invest a larger portion of its assets in money market instruments or repurchase agreements. Each Fund reserves the right to invest all of its assets in temporary defensive positions.
When a Fund takes temporary defensive positions, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective(s).
Portfolio Turnover
Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund’s portfolio whenever the Fund’s portfolio manager(s) believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.
To a lesser extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions and dealer mark-ups and other transaction costs and may also result in taxable capital gains.
Other Investment Strategies
Each Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks, see “Investment Strategies and Their Risks” in the Statement of Additional Information (SAI).

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January 31, 2018

Fund Names and Investment Policies
The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Treasury Fund have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.
Investment Objectives and other Policies
The investment objectives of the Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities,
Global Value, International Growth, International Opportunities, Micro Cap Value, Strategic Income, World Innovators, and Income Funds can be changed without shareholder approval. The investment objectives of the Core Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Treasury Funds cannot be changed without shareholder approval. Shareholders will be given at least 60 days’ notice prior to any change to a Fund’s investment objective. Certain policies of the Funds also cannot be changed without a shareholder vote. These policies are described in the SAI.
Disclosure of Portfolio Holdings
The Funds’ portfolio securities disclosure policy is described in the SAI.

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Wasatch Funds — Management

Investment Advisor and Sub-Advisors
The investment advisor for each Fund is Wasatch Advisors, Inc. (the “Advisor”). The Advisor and Wasatch Funds are located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. The Advisor has been in the investment advisory business since 1975. As of December 31, 2017, the Advisor had approximately $16.6 billion in assets under management.
The Advisor is responsible for investing each Fund’s assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Funds’ business affairs.
The Advisor has entered into a sub-advisory agreement with 1st Source Corporation Investment Advisors, Inc. (1st Source) to perform the duty of portfolio management for the Income Fund. The Advisor has entered into a sub-advisory agreement with Hoisington Investment Management Company (HIMCO) to perform the duty of portfolio management for the U.S. Treasury Fund.
1st Source is a registered investment advisor that has been in business since 2001. 1st Source agreed to become the sub-advisor for the Income Fund in 2008. 1st Source has offices at 100 North Michigan Street, South Bend, Indiana 46601. 1st Source is a wholly owned subsidiary of 1st Source Bank, which is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company. 1st Source Bank, which was founded in 1936, and its affiliates, administer and manage on behalf of its clients, assets of approximately $5.8 billion. 1st Source Bank has over 70 years of banking experience. As of December 31, 2017, 1st Source had approximately $3.8 billion in assets under management.
1st Source makes the day-to-day investment decisions for the Income Fund. In addition, 1st Source continuously reviews, supervises and administers the Income Fund’s investment program.
HIMCO is a registered investment advisor that has been in business since 1980. The firm agreed to become the sub-advisor for the Wasatch-Hoisington U.S. Treasury Fund in 1996. HIMCO has offices at 6836 Bee Caves Road, Building 2, Suite 100, Austin, Texas 78746.
HIMCO provides management advice for pension and profit-sharing plans for both corporate and government entities, as well as charitable organizations, insurance companies, other business entities and individuals. As of December 31, 2017, HIMCO had approximately $4.3 billion in assets under management. HIMCO provides investment advice for U.S. Government fixed-income securities. HIMCO makes the day-to-day investment decisions for the U.S. Treasury Fund. In addition, HIMCO continuously reviews, supervises and administers the U.S. Treasury Fund’s investment program.
Management Fees and Expense Limitations
Each Fund pays the Advisor a monthly management fee that is a percentage of the Fund’s average daily net assets.
The following chart reflects the management fee paid by each Fund to the Advisor after taking into account any reimbursements during the most recent fiscal year, except as noted.
Information regarding the basis for the Board of Trustees’ approval of the investment advisory agreements and sub-advisory agreements for all the Funds is available in the Funds’ most recent semi-annual report dated March 31st.
The Advisor has contractually agreed to limit the expenses for the Investor Class shares of each Fund (except the Investor Class shares of the Income Fund), at least through January 31, 2019, to a certain percentage of average net assets computed on a daily basis, subject to the following: the Advisor will pay all expenses, excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business in excess of such limitations. Expense limits are shown in the following chart. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses any time after January 31, 2019.
Management fees and net expenses for the Emerging Markets Small Cap, Frontier Emerging Small Countries, International Opportunities, Micro Cap, Micro Cap Value and World Innovators Funds are higher than those paid by most mutual funds. The management fees and net expenses for certain other Wasatch Funds are higher than those paid by many mutual funds.
Wasatch Fund	Annual Management Fees, Net of Reimbursements	Investor Class Shares Expense Limitations
Core Growth Fund	1.00%	1.50%
Emerging India Fund	1.25%	1.75%
Emerging Markets Select Fund	0.61%	1.50%
Emerging Markets Small Cap Fund	1.59%	1.95%
Frontier Emerging Small Countries Fund[1]	1.57%	2.15%
Global Opportunities Fund	1.25%	1.75%
Global Value Fund	0.81%	1.10%
International Growth Fund	1.25%	1.75%
International Opportunities Fund	1.75%	2.25%
Micro Cap Fund[2]	1.58%	1.95%
Micro Cap Value Fund[2]	1.58%	1.95%
Small Cap Growth Fund	1.00%	1.50%
Small Cap Value Fund	1.00%	1.50%
Strategic Income Fund	0.55%	0.95%
Ultra Growth Fund	1.00%	1.50%
World Innovators Fund	1.50%	1.95%
Income Fund[3]	0.55%	—

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January 31, 2018

Wasatch Fund	Annual Management Fees, Net of Reimbursements	Investor Class Shares Expense Limitations
U.S. Treasury Fund[4]	0.50%	0.75%
[1]	Effective January 31, 2018, the management fee for Frontier Emerging Small Countries Fund was reduced from 1.75% to 1.65%. The expense cap in effect from January 31, 2018 through January 31, 2019 is ten basis points lower than the temporary cap in effect from January 31, 2017 through January 31, 2018 which had been 2.25%.
[2]	Effective January 31, 2017, the management fee for the Micro Cap Fund and Micro Cap Value Fund was reduced from 1.75% to 1.50%.
[3]	The Income Fund is managed by 1st Source. Under a sub-advisory agreement between the Advisor and 1st Source, the Advisor has agreed to pay 1st Source a management fee, which is currently equal to 0.28% of such Fund’s daily net assets. 1st Source may reimburse the Advisor for certain expenses.
[4]	The U.S. Treasury Fund is managed by HIMCO. Under a sub-advisory agreement between the Advisor and HIMCO, the Advisor has agreed to pay HIMCO a management fee, which is currently equal to 0.25% of such Fund’s daily net assets. The net fee may be less due to reimbursements of certain expenses by HIMCO to the Advisor.
Portfolio Managers
All Wasatch Funds (except the Income Fund and the U.S. Treasury Fund) are managed by a research team consisting of portfolio managers and securities analysts. The lead portfolio managers, portfolio managers and associate portfolio managers are responsible for making investment decisions for their respective Funds in accordance with each Fund’s investment objective(s) and strategies. The lead portfolio managers are ultimately responsible for managing their respective Funds in accordance with the Fund’s investment objective(s) and strategies. The research team is responsible for analyzing securities and making investment recommendations. The individuals listed in the table below are primarily responsible for the day-to-day management of the respective Fund.
Name of Fund	Portfolio Manager(s)
Core Growth Fund	JB Taylor, Paul Lambert and Mike Valentine
Emerging India Fund	Ajay Krishnan, CFA* and Matthew Dreith, CFA
Emerging Markets Select Fund	Ajay Krishnan, CFA, Roger Edgley, CFA, Scott Thomas, CFA, CPA and Matthew Dreith, CFA
Emerging Markets Small Cap Fund	Roger Edgley, CFA, Andrey Kutuzov, CFA, Scott Thomas, CFA, CPA and Kevin Unger, CFA
Frontier Emerging Small Countries Fund	Roger Edgley, CFA, Jared Whatcott, CFA and Scott Thomas, CFA, CPA
Global Opportunities Fund	JB Taylor and Ajay Krishnan, CFA
Global Value Fund	David Powers, CFA
Name of Fund	Portfolio Manager(s)
International Growth Fund	Roger Edgley, CFA, Ken Applegate, CFA, CMT and Linda Lasater, CFA
International Opportunities Fund	Jared Whatcott, CFA, Linda Lasater, CFA and Allison He, CFA
Micro Cap Fund	Ken Korngiebel, CFA and Dan Chace, CFA
Micro Cap Value Fund	Brian Bythrow, CFA
Small Cap Growth Fund	JB Taylor, Ken Korngiebel, CFA and Ryan Snow
Small Cap Value Fund	Jim Larkins
Strategic Income Fund	Samuel S. Stewart, Jr., PhD, CFA
Ultra Growth Fund	John Malooly, CFA
World Innovators Fund	Josh Stewart and Samuel S. Stewart, Jr., PhD, CFA
*CFA® is a trademark owned by CFA Institute.
1st Source and HIMCO, under the supervision of the Advisor, are responsible for making investment decisions for the Income Fund and the U.S. Treasury Fund, respectively. The individuals listed below are primarily responsible for the day-to-day portfolio management of the respective Fund.
Name of Fund	Portfolio Manager(s)
Income Fund	Paul Gifford, CFA and Erik Clapsaddle, CFA, CFP
U.S. Treasury Fund	Van Hoisington, V.R. Hoisington and David Hoisington
Samuel S. Stewart, Jr., PhD, CFA has served as President of Wasatch Funds since 1986, was Chairman of the Board of the Funds from 1986 through 2004 and has served as Chairman of the Board of the Advisor since 1975. He has been the lead portfolio manager for the Strategic Income Fund since 2006 and a portfolio manager for the World Innovators Fund since January 2016, and was the lead portfolio manager for the Fund from 2008 to January 31, 2016. Dr. Stewart earned a Bachelor of Science in Business Administration from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in Finance from Stanford University. From 1975 through 2000, Dr. Stewart served as a professor of Finance at the University of Utah.
JB Taylor is the Chief Executive Officer of the Advisor and joined the Advisor in 1996. Mr. Taylor has been a lead portfolio manager for the Core Growth Fund since 2000, and for the Global Opportunities Fund since 2011. He also has been the lead portfolio manager for the Small Cap Growth Fund since January 31, 2016 and a portfolio manager of the Fund since 2013. Mr. Taylor began working on the Core Growth Fund as a senior analyst in 1999. He holds a Bachelor of Science in Industrial Engineering from Stanford University.

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Wasatch Funds — Management

Ken Applegate, CFA, CMT has been a portfolio manager of the International Growth Fund since January 31, 2016. Mr. Applegate joined the Advisor in 2014 as a portfolio manager for the international team. Mr. Applegate’s career began in 1994 in London, where he served as a financial analyst and later as a co-manager of a foreign exchange hedge portfolio for Refco. In 1996, he moved to the U.S. where he spent 11 years specializing in small cap investing for RCM and then Berkeley Capital Management. Later, he returned to his native New Zealand to join Fisher Funds as a senior portfolio manager, and was integral in launching and managing the firm’s international small cap funds. In 2012, he moved back to the U.S. to launch the Pacific View Asset Management international small cap strategy. Mr. Applegate completed his Bachelor of Management studies at the University of Waikato in New Zealand.
Brian Bythrow, CFA has been the lead portfolio manager for the Micro Cap Value Fund since 2003. He joined the Advisor in 2003. Since 1998 and prior to joining the Advisor, Mr. Bythrow was the portfolio manager for the 1st Source Monogram Special Equity Fund. He earned a Master of Business Administration from California State University, Sacramento and a Bachelor of Science in Social Sciences from the United States Air Force Academy.
Dan Chace, CFA was the lead portfolio manager for the Micro Cap Fund from 2004 to July 1, 2017 and has been a portfolio manager of the Fund since July 1, 2017. He joined the Advisor in 2002. Prior to joining the Advisor, Mr. Chace earned a Master of Business Administration from Harvard Business School. Before entering business school in 2000, he worked in New York City as an equities analyst following Latin American financial institutions at J.P. Morgan Securities Inc. From 1999 to 2000, he was the lead Latin American financial institutions analyst at SG Cowen Securities Corporation. Mr. Chace received a Bachelor of Arts in Cultural Anthropology from Pomona College.
Matthew Dreith, CFA has been an associate portfolio manager for the Emerging India Fund since January 31, 2016 and the Emerging Markets Select Fund since January 31, 2018. Mr. Dreith joined the Advisor as a research analyst in 2011. Prior to joining the Advisor, Mr. Dreith worked as an investment analyst at the Time Value of Money L.P. in Austin, Texas as well as American Century Investments in Kansas City, Missouri. Mr. Dreith also completed an investment analyst internship with Alchemy Capital Management in Mumbai, India. Mr. Dreith earned a Master of Business Administration from McCombs School of Business at the University of Texas and a Bachelor of Science in Finance from the University of Colorado Boulder. He is also a CFA charterholder.
Roger Edgley, CFA is Director of International Research for the Advisor. Mr. Edgley has been a portfolio manager for the Emerging Markets Select Fund since its inception. Mr. Edgley has also been the lead portfolio manager of the International Growth Fund since 2006, a lead portfolio manager for the Emerging Markets Small Cap Fund since its inception in 2007, and the lead portfolio manager of the Frontier Emerging Small Countries Fund since June 2016. Mr. Edgley was a lead portfolio manager for the
International Opportunities Fund from 2005 through January 2015. He served as a portfolio manager for the Emerging India Fund from April 2011 through January 2013 and for the Global Opportunities Fund from June 2011 through January 2013. Prior to joining the Advisor in 2002, Mr. Edgley was a principal, director of international research and portfolio manager for Chicago-based Liberty Wanger Asset Management, which managed the Acorn Funds. He was a co-manager of the Acorn Foreign Forty Fund. Liberty Financial acquired Wanger Asset Management in 2000. Mr. Edgley joined Wanger Asset Management as an equities analyst in 1994 to cover the firm’s Asia (ex-Japan) portfolio that included the markets of Hong Kong, Singapore, Malaysia, Taiwan, Indonesia, Thailand and Korea. Mr. Edgley is a native of the United Kingdom and earned a Bachelor of Science with honors in Psychology from the University of Hertfordshire, a Master of Arts in Philosophy from the University of Sussex and a Master of Science in Social Psychology with Statistics from the London School of Economics.
Allison He, CFA has been an associate portfolio manager for the International Opportunities Fund since January 31, 2018. She joined Wasatch Advisors in 2013 as a senior research analyst on the international research team. She has over 12 years of experience in the investment management industry and also a background in data engineering and analytics. Prior to joining Wasatch advisors, she was a vice president and associate portfolio manager at Western Investment LLC, a multi-strategy hedge fund. Ms. He earned a Master of Business Administration from the Wharton School of the University of Pennsylvania where she was awarded the Palmer Scholar honor. Ms. He also holds a Master of Engineering in Computer Science from the University of Utah. She is also a CFA charterholder.
Ken Korngiebel, CFA has been the lead portfolio manager for the Micro Cap Fund since July 2017 and a portfolio manager for the Small Cap Growth Fund since August 2017. Mr. Korngiebel joined Wasatch Advisors in 2015, providing additional research support and leadership for the entire U.S. small-cap equity team. His investment career has spanned more than 20 years, during which he has covered small-, mid- and large-cap growth stocks across all sectors. Prior to joining Wasatch Advisors, Mr. Korngiebel was a founder, partner and lead portfolio manager at Montibus Capital Management, a business backed by Stifel Financial Corp. At Montibus, he led a team of five investment professionals from 2006 to 2015, managing the firm’s long-only, small-, and SMID-cap growth portfolios totaling $1 billion in assets. Earlier in his career, he was a senior managing director and lead portfolio manager at Columbia Management Company, where he rebuilt a six-person investment team, implemented a new philosophy and process, and managed small-, SMID- and mid-cap growth portfolios totaling $2.6 billion in assets. His tenure at Columbia Management was from 1996 to 2006. Mr. Korngiebel holds a Master of Business Administration from the Wharton School of the University of Pennsylvania, and a Bachelor of Arts in Economics and Spanish from Stanford University. He is also a CFA charterholder.

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Ajay Krishnan, CFA has been the lead portfolio manager for the Emerging Markets Select Fund since its inception in 2012. Mr. Krishnan has also been a lead portfolio manager for the Emerging India Fund since 2011, and the Global Opportunities Fund since 2012. He served as a portfolio manager for the World Innovators Fund from 2000 through January 2007 and for the Ultra Growth Fund from 2000 through January 2013. Mr. Krishnan joined the Advisor in 1994. He holds a Master of Business Administration from Utah State University and a Bachelor of Science in Physics with a minor in Mathematics from Bombay University.
Andrey Kutuzov, CFA has been an associate portfolio manager for the Emerging Markets Small Cap Fund since January 2014. He joined the Advisor in 2008 as a senior equities analyst on the international research team. Prior to joining the Advisor, Mr. Kutuzov earned a Master of Business Administration from the University of Wisconsin’s Applied Security Analysis Program. Prior to graduate school, he was a senior auditor at Deloitte. Mr. Kutuzov also obtained Bachelor’s and Master’s of Accounting degrees at the University of Wisconsin-Madison.
Paul Lambert has been a portfolio manager for the Core Growth Fund since 2005. He served as a lead portfolio manager for the Ultra Growth Fund from 2012 through January 2014. Mr. Lambert began working on the Core Growth Fund as a senior analyst in 2003. He joined the Advisor in 2000. From 1999 until joining the Advisor, he worked for Fidelity Investments. Mr. Lambert holds a Bachelor of Science in Finance from the University of Utah.
Jim Larkins has been the lead portfolio manager for the Small Cap Value Fund since 1999. Mr. Larkins became an analyst on the Small Cap Value Fund at its launch in 1997. Mr. Larkins joined the Advisor in 1995. He holds a Master of Business Administration and a Bachelor of Arts in Economics from Brigham Young University.
Linda Lasater, CFA has been an associate portfolio manager for the International Growth Fund since January 2014, and a portfolio manager for the International Opportunities Fund since June 2016. She joined the Advisor in 2006 as a senior equities analyst on the international research team. Prior to joining the Advisor, Ms. Lasater worked as an investment applications project lead with AIM Investments. Ms. Lasater earned a Master of Business Administration from the Tuck School of Business at Dartmouth, and a Bachelor of Business Administration in Management Information Systems from the University of Texas.
John Malooly, CFA has been a lead portfolio manager for the Ultra Growth Fund since 2012 and was a lead portfolio manager for the Micro Cap Value Fund from 2003 to 2009. Mr. Malooly joined the Advisor in 1997 as a domestic equities analyst on the Small Cap Growth Fund, and worked as a senior analyst on the Micro Cap Fund from 1999 to 2003. Prior to joining the Advisor, Mr. Malooly was an investment specialist at UMB Fund Services. Mr. Malooly is a Wisconsin native. He graduated from Marquette University, earning a Bachelor of Science in Business Administration.
David Powers, CFA, has been the lead portfolio manager for the Global Value Fund (formerly, the Large Cap Value Fund) since August 19, 2013 and lead portfolio manager for the Long/Short Fund since October 5, 2017. Mr. Powers has many years of investment experience, most recently serving as a portfolio manager with Eagle Asset Management. Prior to joining Eagle, he worked as a portfolio manager with ING Investment Management, where he was responsible for the ING Large Cap Value Fund from 2007 through 2012. While at ING, Mr. Powers also worked as a senior sector analyst covering telecommunication services, utilities, energy and materials. His experience includes several senior investment positions with Federated Investors from 2001 through 2007. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio. He holds a Bachelor of Science in Accounting from Fairleigh Dickinson University and a Master’s degree in Accounting and earned a Master of Business Administration from Kent State University.
Ryan Snow has been a portfolio manager for the Small Cap Growth Fund since August 2017. Mr. Snow was a lead portfolio manager for the Wasatch Heritage Growth Fund from its inception in 2004 until 2014. Mr. Snow joined the Advisor as a research analyst in 2000. Mr. Snow holds a Bachelor of Science in Finance from the University of Utah.
Josh Stewart has been the lead portfolio manager for the World Innovators Fund since January 31, 2016 and a portfolio manager for the Fund since 2012. He joined the Advisor in 2006 as an equities analyst covering international health care and technology companies. He was a senior analyst on the World Innovators Fund from 2010 through January 2012. Mr. Stewart graduated from the University of Utah earning a Bachelor of Arts in French Literature with a minor in Mathematics. Prior to joining the Advisor, Mr. Stewart was a health care services analyst at Sidoti & Company, LLC in New York City.
Scott Thomas, CFA, CPA has been an associate portfolio manager for the Emerging Markets Small Cap Fund since January 2015, the Emerging Markets Select Fund since January 2016, and a portfolio manager for the Frontier Emerging Small Countries Fund since June 2016. He joined the Advisor in 2012 as a senior equities analyst on the international research team. Prior to joining the Advisor, he worked as a vice president in equity research at Morgan Stanley & Co. in New York City. Prior to Morgan Stanley & Co., Mr. Thomas worked at KPMG LLP in San Francisco and New York. Mr. Thomas holds a Bachelor of Science in Accounting from Brigham Young University.
Kevin Unger, CFA has been an associate portfolio manager for the Emerging Markets Small Cap Fund since January 31, 2018. He joined Wasatch Advisors in 2015 as a research analyst focused on emerging markets. Prior to joining Wasatch Advisors, Mr. Unger was an analyst for Wells Capital Management, where he worked on the Berkeley Street Emerging Markets Equity Fund. Earlier, he was an analyst in the energy and securities groups at NERA Economic Consulting, where he conducted econometric

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analyses across numerous regulated industries. Mr. Unger received his Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania. He is also a CFA charterholder.
Mike Valentine has been a portfolio manager for the Core Growth Fund since August 2017. Mr. Valentine joined the Advisor in September 2016 as a portfolio manager for the domestic research team. Prior to joining the Advisor, Mr. Valentine was a portfolio manager at Point72 in Boston, MA where he led a team of analysts and managed a long/short fund focused on the technology and telecom sectors. From 2005 to 2012, Mr. Valentine worked at Fidelity Investments as both an analyst and then a portfolio manager covering various industries and sectors ranging from agricultural chemicals to health care. Mr. Valentine holds a Bachelor of Arts degree in Computer Science from Amherst College in Amherst, MA.
Jared Whatcott, CFA has been a portfolio manager for the International Opportunities Fund since January 2014 and the Frontier Emerging Small Countries Fund since January 31, 2016. He joined the Advisor in 2005 as a senior equities analyst on the international research team. Prior to joining the Advisor, Mr. Whatcott was a Captain in the United States Air Force, where he served as a contracting officer. Mr. Whatcott earned a Master of Business Administration from the Darden School at the University of Virginia and a Bachelor of Science in Management with a minor in Foreign Language (Mandarin Chinese) from the United States Air Force Academy.
Paul Gifford, CFA serves as Chief Investment Officer and President of 1st Source Corporate Investment Advisors, Inc. and joined 1st Source Bank in 2000. He has been the lead portfolio manager of the Income Fund since the Fund commenced operations in December 2008. Mr. Gifford served as the portfolio manager of the 1st Source Monogram Income Fund (the predecessor fund to the Income Fund) from April 2000 through December 2008. From December 1990 to April 2000, Mr. Gifford served as Assistant Vice President, Portfolio Manager and Product Manager with Bremer Trust, N.A., after receiving his Bachelor of Science from the University of Minnesota-Mankato.
Erik Clapsaddle, CFA, CFP has been an associate portfolio manager for the Income Fund since January 31, 2016. Mr. Clapsaddle is a Vice President and Senior Fixed Income Portfolio Manager of 1st Source Corporation Investment Advisors, Inc. Mr. Clapsaddle joined 1st Source in 2015 after working with Comerica Bank in Detroit, Michigan as a Senior Fixed Income Analyst and Strategist for seven years.
Van Hoisington has been the lead portfolio manager of the U.S. Treasury Fund since 1996. Mr. Hoisington founded Hoisington Investment Management Co. in 1980 and serves as Chief Executive Officer and Chairman of the Strategic Investment Committee. Mr. Hoisington received a Bachelor of Arts from the University of Kansas and a Master of Business Administration from Fort Hays Kansas University.
Van R. Hoisington, Jr., “V.R.” has been a portfolio manager for the U.S. Treasury Fund since January 31, 2016. V.R. joined Hoisington Investment Management Co. in
1992, and currently serves as President, Chief Operating Officer, Chief Compliance Officer, and member of the Strategic Investment Committee. V.R. earned his Bachelor of Arts from the University of Colorado Boulder and a Master of Business Administration (Finance) also from the University of Colorado. He began his career at Greenwich Capital Management, a primary dealer of government securities, in Greenwich, Connecticut. At Greenwich, V.R. worked in various departments, gaining experience in securities trading and sales and marketing, and actively participated in the auctioning of government securities and the management of back office operations.
David Hoisington has been a portfolio manager for the U.S. Treasury Fund since January 31, 2016. David joined Hoisington Investment Management Co. in 1990, and has been working on the Fund ever since. He currently serves as Executive Vice President and Vice Chairman of the Strategic Investment Committee. David worked with Andersen Consulting where he designed, tested and installed custom management information systems for major corporations and supervised and evaluated project team members. David also completed intensive training in the fixed income and equity departments of Goldman Sachs and J.P. Morgan.
The SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and the portfolio managers' ownership of securities in the Funds.

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Service Providers
Investment Advisor
Wasatch Advisors, Inc.
505 Wakara Way, 3rd Floor
Salt Lake City, UT 84108
Sub-Advisor for the Income Fund
1st Source Corporation Investment Advisors, Inc.
100 North Michigan Street
South Bend, IN 46601
Sub-Advisor for the U.S. Treasury Fund
Hoisington Investment Management Co.
6836 Bee Caves Road
Building 2, Suite 100
Austin, TX 78746-6464
Administrator and Fund Accountant
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Distributor
ALPS Distributors, Inc
1290 Broadway, Suite 1100
Denver, CO 80203
Transfer Agent
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Legal Counsel to Wasatch Funds
and Independent Trustees
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut St., Suite 1300
Kansas City, MO 64106

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Investment Minimums — Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000
Make checks payable to Wasatch Funds
How to Contact Wasatch
Online
www.WasatchFunds.com
or via email at
shareholderservice@wasatchfunds.com
Telephone
800.551.1700
Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. You can also reach our automated system 24 hours a day for daily share prices and account information.
Wasatch Funds shareholders who have combined account balances of $100,000 or more held directly with the Wasatch Funds have access to an exclusive toll free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.
Mail
Regular Mail Delivery
Wasatch Funds
P.O. Box 2172
Milwaukee, WI 53201-2172
Overnight Delivery
Wasatch Funds
235 West Galena Street
Milwaukee, WI 53212

Open a New Account Directly with Wasatch Funds
For policies governing the following transactions and services, please see “Account Policies.”
New accounts are subject to acceptance by Wasatch Funds. To open a retirement or education savings account, you will also need the appropriate information kit and application.
Online
Visit Wasatch Funds’ website, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change Form.
Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.
Telephone
Complete the appropriate application and call for instructions on how to open an account via wire.
Mail
Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check made payable to Wasatch Funds.

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Purchase Shares Directly from Wasatch Funds for an Existing Account
Online
If you have previously provided bank information for an existing account, you may add to your account in amounts of $100 or more.
Telephone
You may add to your account via electronic funds transfer in amounts of $100 up to $100,000 (for individual and corporate accounts). If an electronic funds transfer cannot be processed for any reason, your account will be charged a service fee (currently $20.00).
Mail
Complete the additional investment form from your statement or write a note that includes the name and Class (i.e., Investor Class) of the Fund, name(s) of investor(s) on the account and the account number. Mail the form or a note and a check made payable to Wasatch Funds.
Wire
Have your bank send your investment to:
•	UMB Bank, N.A.
•	ABA Number 101000695
For credit to Wasatch Funds
•	Account Number 987-060-9800
For further credit to:
•	Wasatch (name and Class of Fund)
•	Your Wasatch account number
•	Name(s) of investor(s)
•	Social security or tax ID number
Automatically
Automatic Investment Plan (AIP) — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our website or by calling a shareholder services representative.
The minimum for subsequent automatic investments is $50 per month and/or $100 per quarter.

Sell (Redeem) Shares Purchased Directly from Wasatch Funds
General
•	Redemption requests for over $100,000 (in individual and corporate accounts) must be made in writing (a Medallion signature guarantee is required).
•	Checks will be mailed to the address on your account.
•	Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.
Online
You may sell shares in amounts of $500 up to $100,000.
Telephone
You may sell shares in your account in amounts of $500 up to $100,000 (for individual and corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.
Mail
Send Wasatch Funds a Letter that Includes:
•	Your name
•	The name and Class of the Fund
•	Your account number(s)
•	The dollar amount or number of shares to be redeemed
•	Your daytime telephone number
•	Signature(s) of account owners (sign exactly as the account is registered)
•	Medallion signature guarantee (if required)
For IRA accounts, please obtain an IRA Distribution Form from our website or by calling a shareholder services representative. If no withholding instructions are given, Wasatch Funds is required to withhold 10%.
Automatically
Systematic Withdrawal Plan — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our website or by calling a shareholder services representative.
This plan allows you to make monthly, quarterly, semi-annual or annual redemptions of $50 or more.

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Why Wasatch Closes or Reopens Funds
The Advisor or a Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) a Fund to protect the integrity of the Fund’s investment strategy or objective. Hard closing or soft closing funds can be an important component of portfolio management, particularly for funds that primarily invest in smaller companies. We believe that closing funds or restricting inflows through some or all channels from time-to-time may be in the best interest of our shareholders. Conversely, when the assets of a closed or restricted Fund are at a level that we believe additional assets could be invested without impairing the Fund, we may reopen the Fund. We retain the right to make exceptions to any action taken to close or limit inflows into a Fund.
The SAI provides more detailed information about why and when a Fund may be hard or soft closed.
How Wasatch Closes or Reopens Funds
Fund closings or reopenings will be posted on Wasatch Funds’ website at www.WasatchFunds.com. The Advisor will seek to post information related to fund closings at least two weeks prior to the effective date of the closing.
You may sign up on Wasatch Funds’ website to receive electronic notification of fund closings and openings. You can also request information about a Fund’s open or closed status from a shareholder services representative by calling our toll-free number at 800.551.1700.
Each change in a Fund’s status also will be filed electronically with the Securities and Exchange Commission (SEC).
Policies to Prevent Market Timing
Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of a fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of a fund that primarily invests in securities that are listed on foreign exchanges take advantage of time zone differences between the close of the foreign markets on which the fund’s securities trade and the close of the U.S. markets, which is when the fund’s share price is calculated. Arbitrage opportunities may also occur in funds that do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.
Wasatch Funds are intended as long-term investments. Therefore, the Funds’ Board of Trustees (Board) has adopted policies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps Wasatch Funds has taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Funds inappropriately, imposing a 2.00% redemption fee on shares held 60 days or less (subject to certain exceptions) and revising or terminating the exchange privilege, limiting the amount of any exchange, or rejecting an exchange or purchase, at any time, for any reason.
The redemption fee may be waived for certain wrap accounts and for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and for certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).
The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board’s policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Board at its next regularly scheduled quarterly meeting. See “Redemption Fee” below for additional information regarding the fee.
The Funds cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders’ account information. In compliance with federal securities laws, each Fund executes agreements with intermediaries that obligate them to provide certain shareholder data upon request so the Funds may be able to detect excessive trading and market timing by underlying shareholders. Shareholders who have purchased shares of the Funds through financial intermediaries that do not execute the information sharing agreements may be restricted from purchasing additional shares of the Funds (other than an automatic reinvestment of dividends) through an omnibus account with such financial intermediary.
Required Information
Federal regulations may require the Funds to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, each Fund reserves the right to place limits on transactions in your account until your identity is verified.
Investment Minimums — Investor Class
•	If you purchase shares directly from Wasatch Funds, the minimum initial investment for a regular account is $2,000 unless otherwise noted on the application.

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•	The minimum initial investment for Individual Retirement Accounts (IRAs) is $2,000. For regular accounts opened with an automatic investment plan, it is $1,000.
•	Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. The minimum for subsequent purchases via the automatic investment plan is $50 monthly and/or $100 quarterly.
•	The Funds reserve the right to waive or lower investment minimums for any reason.
•	Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.
Types of Regular Accounts
•	Individual or Joint Ownership
•	Gift to Minor
•	Corporation, Partnership, Trust or Other Entity
Types of Individual Retirement Accounts (IRAs)
•	Traditional IRA
•	Rollover IRA
•	Roth IRA
•	SEP-IRA
•	SIMPLE IRA
•	Section 403(b)(7) Plan
There is an annual pass through IRA maintenance fee of $12.50 that is charged by the IRA custodian on a per-account basis. The fee is capped at $25.00 per social security number, per account type.
Types of Education Savings Plans
•	Coverdell Education Savings Account
Premier Services
Shareholders who purchase shares directly through Wasatch Funds and maintain account balances above certain thresholds may qualify for additional benefits and services as members of Wasatch Premier Services. Benefits start at combined account balances of $100,000, improve at a level of $250,000 and reach the highest at a level of $500,000 or more. Some of the benefits may include:
•	Use of an exclusive Toll Free number for direct access to an experienced shareholder services team member.
•	Exemptions for certain account and maintenance fees.
•	Priority notification of new or reopened Wasatch Funds.
•	Access to quarterly comments from Wasatch portfolio managers.
•	Choice of monthly or quarterly statements.
•	Access to closed funds.
Accounts that drop below a minimum service model threshold may no longer be eligible for that level of Premier Services. The Funds reserve the right to modify the Premier Services offering, eligibility requirements, benefits or services at any time. For questions regarding Premier Services please contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.
No Cancellations
Please place your transactions with care. The Funds will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.
Purchasing Shares
•	There are no sales charges to purchase Investor Class shares of the Funds.
•	The purchase price of your Investor Class shares will be determined the next time the Funds' Investor Class share prices are calculated after the transfer agent has received your request in good order prior to the close of regular trading on a day on which the New York Stock Exchange (NYSE) is open. A purchase request is in “good order” when the Fund’s transfer agent has received all the information and documentation it deems necessary to effect your request, which would typically mean that it has received federal funds, a wire, a check or Automated Clearing House (“ACH”) transaction, together with a completed account application, or, if an existing shareholder, a completed additional investment form (or written or verbal instructions, which include your name, account number, name and class of shares of the Fund and investment amount). Please refer to the Shareholder’s Guide for more detailed instructions on purchasing shares of the Funds.
•	Purchases must be made in U.S. dollars.
•	Wasatch Funds does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
•	Purchase requests may not be made via fax or email.
•	The Funds reserve the right to stop selling Investor Class shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the Federated Prime Cash Obligations Fund (Money Market Fund).
•	Purchase requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the purchase will be delayed until the request has been received in good order by the transfer agent.
•	Purchase requests made by telephone will only be accepted for accounts that have previously established bank information to allow electronic funds transfer from the Automated Clearing House (ACH).
•	When you make an initial purchase of shares online, the purchase amount will be withdrawn from your bank after the transfer agent has received your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your email address and we will mail a transaction confirmation to you when we have processed

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your online application. Please double check that the bank information you provide is correct. You will be held liable for losses incurred by the Funds due to incorrect bank information.
•	A $20.00 fee will be assessed if your purchase cannot be made for any reason. See also “Insufficient Funds Policy.”
Selling (Redeeming) Shares
•	You may request that the Funds redeem all or a portion of your Investor Class shares.
•	The price of Investor Class shares you redeem will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your request in good order.
•	Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined. Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges Form.
•	You may redeem shares in your account in amounts of $500 up to $100,000 (including for corporate accounts) online or by telephone.
•	Redemption requests for over $100,000 (in individual and corporate accounts) must be made in writing and a Medallion signature guarantee is required.
•	Wasatch Funds does not accept redemption requests made via fax or email.
•	The Funds will mail a check to the address on your account within seven days after the transfer agent has received your request in good order.
•	Redemption proceeds can also be sent by wire ($15.00 fee) or electronic funds transfer to your preauthorized bank account. The Funds’ transfer agent will increase the redemption request by the additional number of shares or partial shares needed to cover the wire transfer fee and will pay that fee to the processing bank.
•	Payment may be delayed for up to seven days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
•	Redemption requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the redemption will be delayed until the request has been received in good order by the transfer agent.
•	The Funds typically expect to pay redemption proceeds to redeeming shareholders within one business day following a request received in good order by the transfer agent. Receipt of redemption proceeds may take longer for wire transfers and ACH transactions, depending on your bank’s processing times. Receipt of redemption proceeds may also take longer if shares of the Fund are purchased through an intermediary.
•	A Fund can delay payment of redemption proceeds for up to seven days at any time if it is deemed to be in the best interests of the Fund to do so.
•	To meet redemption requests, the Funds typically expect to use cash reserves held in a Fund’s portfolio and/or the proceeds from sales of portfolio securities effected shortly after the redemption request. A Fund may also meet redemption requests by borrowing under a line of credit or through overdrafts with its custodian. The Funds more likely will employ these additional methods to meet larger redemption requests or during times of market stress.
•	The Funds generally pay redemptions in cash, and have filed a notice with the Securities and Exchange Commission of their intent to pay redemptions up to certain amounts in cash; however, the Funds reserve the right to redeem all or a portion of a redemption request with securities or other Fund assets, if it is determined to be in the best interests of the Funds to do so. Although generally unlikely, if a Fund does redeem shares in-kind, you will likely have to pay brokerage commissions to sell the securities or other assets delivered to you as well as any taxes on any capital gains incurred upon sale. In addition, the securities or other assets distributed to you will continue to be subject to market risk until they are sold.
•	Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.
•	If the account is worth less than the amount requested, the entire value of the account will be redeemed.
•	The Funds can suspend redemptions and/or delay payment of redemption proceeds for more than seven days after a redemption request has been received under the following unusual circumstances: (i) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings; or (b) during which trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable; or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may by order permit for the protection of security holders of the Funds.
•	The Funds reserve the right to reject or delay a redemption on certain legal grounds. See “Emergency Circumstances.”
•	Redeeming shares may result in a taxable capital gain or loss.
•	Due to money movement between Wasatch Funds and the Money Market Fund, requests made on the business day prior to a bank holiday will be processed on the following business day (subject to exception for redemptions of shares of the Money Market Fund during any period there is a temporary suspension of redemptions). This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.
Redemption Fee
•	The Funds will deduct a fee of 2.00% from redemption proceeds on Fund shares held 60 days or less, except as noted below.

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•	Exchanges on shares held 60 days or less will, subject to certain exceptions, trigger the redemption fee. Exchanges into or out of the Money Market Fund will not trigger the redemption fee.
•	The redemption fee is paid directly to a Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.
•	If you bought shares on different days, the shares you held longest will be redeemed first for the purpose of determining whether the redemption fee applies.
•	Shares transferred from one shareholder to another shareholder retain their original purchase date in the hands of the transferee for the application of the redemption fee.
•	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.
•	The redemption fee does not apply to shares redeemed through a systematic withdrawal plan.
•	The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement.
•	The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering laws, could not be determined within a reasonable time after the account was opened.
•	The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order, or as a result of the liquidation of a Fund by its Board of Trustees.
•	The redemption fee does not apply to shares redeemed through an automatic, non-discretionary rebalancing or asset allocation program.
•	The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements.
•	The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account.
•	The redemption fee does not apply in the event of a back office correction made to an account to provide the shareholder with the intended transaction.
•	The redemption fee does not apply in the event of the following transactions: a distribution from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit.
•	The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days.
•	The redemption fee may be waived for certain wrap accounts and for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).
•	The redemption fee may be waived by Wasatch Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board’s policies and procedures to prevent market timing are designed to mitigate. All waivers provided by Wasatch Funds’ officers will be disclosed to the Funds’ Board at its next regularly scheduled quarterly meeting. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.
•	The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by Wasatch Funds’ transfer agent. Such differences are typically attributable to system design differences and are unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.
How the Funds’ Investor Class Shares are Priced
•	The Funds’ Investor Class share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your request in good order.
•	Each Fund’s Investor Class share price, or net asset value (NAV), is calculated by dividing the value of all securities and other assets owned by the Investor Class of the Fund, less the liabilities charged to the Investor Class of the Fund, by the number of Investor Class shares outstanding.
•	The Funds’ share prices are calculated as of the regular close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) every day the NYSE is open.
•	The Funds’ NAV will not be calculated on days the NYSE is closed (scheduled or unscheduled) or on holidays the NYSE observes, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the day before each observed holiday and the day after Thanksgiving and Christmas. NYSE holiday schedules are subject to change without notice.
•	The Funds’ investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Debt securities with a remaining maturity of 60 days or less at the time of purchase generally shall be valued by the amortized cost method unless it is determined that the amortized cost method would not

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represent fair value, in which case the securities would be marked to market. To the extent a Fund invests in registered open-end investment companies (other than exchange-traded funds), such investments are valued based on the NAV of such funds. The prospectuses of such funds will explain the circumstances under which these companies will use fair value pricing and the effects of using fair value pricing.
•	If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the Pricing Committee of the Advisor with oversight by the Funds’ Board, in accordance with Board-approved Pricing Policies and Procedures.
•	A Fund’s investments will be valued at fair value by the Pricing Committee of the Advisor with oversight by the Funds’ Board if the Advisor determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (i.e., a foreign exchange or market) and before the time the Fund’s share price is calculated. In addition, the Funds may adjust the closing prices of certain foreign securities traded on markets that have closed prior to the U.S. equity markets (principally, overseas markets), using fair value factors provided by an independent pricing agent, on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Funds’ Board of Trustees) exceeds a certain threshold. The prices will not be adjusted for securities traded on markets that are open at the same time the U.S. equity markets are open, or when a reliable fair value factor is unavailable.
•	Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value a Fund would have received if it had sold the investment.
•	The Funds may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Funds’ share prices are not calculated. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
Medallion Signature Guarantee
A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons.
Medallion signature guarantees are required by Wasatch Funds in the following cases:
•	To change your designated bank account or bank address.
•	To add bank information to an existing account.
•	To request a redemption (must be made in writing) in excess of $100,000 for any individual or corporate account.
•	To request a wire or ACH transfer of redemption proceeds to a bank account other than the bank account of record.
•	Requests for redemption proceeds to be mailed to an address other than the address of record.
•	Redemptions made within 30 days of an address change.
•	Certain transactions on accounts involving executors, administrators, trustees or guardians.
•	On the IRA Transfer Form if transferring your Wasatch Funds IRA to another fund family.
•	To change registered account holders.
•	To change the name on an account due to divorce or marriage (or you can provide a certified copy of the legal documents showing the name change).
•	To add telephone privileges.
The Funds reserve the right to require a Medallion signature guarantee under other circumstances.
How to Obtain a Medallion Signature Guarantee
Medallion signature guarantees must be obtained from a participant in one of the Medallion signature guarantee programs. The best sources for obtaining a Medallion guarantee are banks, savings and loan associations, brokerage firms or credit unions with which you do business. Call your financial institution to see if it participates in a Medallion program.
A Medallion signature guarantee may not be provided by a notary public.
Automatic Investment Plan (AIP)
•	Online, the AIP may be referred to as a pre-authorized draft or PAD.
•	Automatic purchases of Investor Class shares can be made for as little as $50 per month and/or $100 per quarter. The Funds do not currently charge a fee for this service.
•	You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
•	Your signed Account Privileges Change Form and an unsigned, voided check or deposit slip must be received at least 14 days prior to your first automatic purchase.
•	Your financial institution must be a member of the Automated Clearing House (ACH).
•	When your AIP has been established, the bank or financial institution you designate can begin debiting a preauthorized amount from your account on a specified date to purchase Investor Class shares for your Fund account.
•	A $20 fee will be assessed if your automatic purchase cannot be made for any reason.
•	Instructions to change your AIP must be received at least five days prior to your regularly scheduled purchase.
•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

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Systematic Withdrawal Plan (SWP)
•	You may arrange to make monthly, quarterly, semi-annual or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.
•	Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
•	You may choose either the 5th and/or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.
•	You may terminate the SWP at any time without charge or penalty.
•	The Funds may terminate or modify the plan after 60 days’ written notice to shareholders.
•	The redemption fee does not apply to shares redeemed through the plan.
•	If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued.
Exchanging Shares
•	Fund shares may be exchanged for shares of the same class of other Wasatch Funds. Shares of a class held by any shareholder who is eligible to hold shares of another class of the same or another Wasatch Fund may be exchanged upon the shareholder’s request on the basis of the relative NAV of the class held and the class to be purchased. Shares may be exchanged on days the NYSE is open for business.
•	The price of shares being exchanged will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your exchange request in good order.
•	Excessive exchanges may result in the termination of a shareholder’s exchange privileges. For more information please see “Policies to Prevent Market Timing.”
•	Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.
•	Exchanges may not be made for shares of Funds closed to new investors and existing shareholders.
•	You may open a new account or purchase additional shares by exchanging shares from an existing Fund account holding the same class of shares.
•	A new account opened by exchange will have the same registration as the existing account and is subject to the minimum initial investment requirements.
•	Additional exchanges may be made for $500 or more.
•	Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if shares are registered in the name of a corporation, partnership or fiduciary.
•	To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from Wasatch Funds’ website or by calling a shareholder services representative.
•	Exchanges on shares held 60 days or less will trigger the redemption fee, subject to certain exceptions as noted above.
•	New accounts automatically have the telephone exchange privilege, unless it has been specifically declined.
•	Wasatch Funds does not accept exchange requests made via fax or email.
•	Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Funds.
•	Exchanging shares between Funds may result in a taxable capital gain or loss.
•	The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.
Exchanges between Wasatch Funds and the Federated Prime Cash Obligations Fund (A Money Market Fund)
•	You may exchange all or a portion of your investment in a Fund for Automated Class shares of the Federated Prime Cash Obligations Fund (the Money Market Fund). The Money Market Fund is made available to shareholders of the Wasatch Funds who maintain direct accounts with the Wasatch Funds and who meet the eligibility requirements and investment minimum for the respective class of the Money Market Fund. The Money Market Fund is only available to accounts beneficially owned by natural persons as described in its prospectus. The Money Market Fund is managed by Federated Investment Management Company (and not by Wasatch Advisors), and invests in a diversified portfolio of money market instruments. The Money Market Fund and Federated Investment Management Company are not affiliated with Wasatch Funds or Wasatch Advisors. SHARES OF THE MONEY MARKET FUND ARE NOT OFFERED BY THIS PROSPECTUS AND THE MONEY MARKET FUND IS NOT OVERSEEN BY THE BOARD OF TRUSTEES OF WASATCH FUNDS.
•	You should note that the Money Market Fund has adopted policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event that the Money Market Fund’s weekly liquid assets were to fall below a designated threshold, if the Money Market Fund’s board determines that such liquidity fees or redemption gates are in the best interest of the Money Market Fund. Any liquidation fee will reduce the amount you receive upon the redemption of your Money Market Fund shares and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. If redemptions are temporarily suspended, the Money Market Fund will not accept redemptions or exchange orders, including into a Wasatch Fund, until the Money Market Fund has notified its shareholders that the redemption gate has been lifted at which time, a new redemption or exchange request must be submitted. Please refer to the prospectus of the Money Market Fund

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to review the investment strategies, fees and expenses, and risks, including the risk of liquidity fees and redemption gates, of the Money Market Fund before investing in or exchanging into shares of the Money Market Fund.
•	Exchanges are subject to the minimum purchase and redemption amounts set forth in the applicable fund’s prospectus unless otherwise noted on the application.
•	Shareholders may exchange Money Market Fund shares to purchase shares of Funds but not for shares of Wasatch Funds that are closed to new investors and existing shareholders.
•	The automatic exchange plan allows you to make automatic monthly investments in Investor Class shares of the Wasatch Funds by exchanging shares from your Money Market Fund account. There is no fee for this service.
•	Any changes to the automatic exchange plan must be made 10 business days prior to the transaction.
•	Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Funds’ shares are priced, unless it is the business day prior to a bank holiday or the Money Market Fund has temporarily suspended its redemptions as noted below. Requests made on the business day prior to a bank holiday will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice. In addition, requests to exchange from the Money Market Fund into a Wasatch Fund made during any period that the Money Market Fund has temporarily suspended redemptions will not be accepted. Shareholders wishing to exchange shares of the Money Market Fund for shares of a Wasatch Fund once the redemption gate is lifted will need to submit a new request.
•	You will begin accruing income from the Money Market Fund on the first business day following the exchange provided it is not a bank holiday.
•	Dividends earned in the Money Market Fund are payable at the time of full liquidation or at the end of the month if a balance remains in the account.
•	Shareholders should read the prospectus for the Money Market Fund prior to exchanging into it.
Eligible Investments into Closed Funds
Information about eligible purchases of closed Wasatch Funds can be found in the SAI or by calling a shareholder services representative.
Purchasing and Selling Shares Through Third Parties Such as Brokers or Banks
•	You may buy or sell shares of the Funds through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
•	Certain features offered by Wasatch Funds, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
•	Once you have established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.
•	Wasatch Funds and/or the Advisor may enter into agreements with various intermediaries pursuant to which such firms may accept orders on behalf of the Funds and provide administrative services with respect to customers who are beneficial owners of Investor Class shares of the Funds.
•	The Advisor may compensate certain financial intermediaries (which may include broker-dealers, banks, third-party recordkeepers, and other industry professionals) to provide certain recordkeeping services to the Funds and the Funds’ shareholders in lieu of the Funds’ transfer agent (including account maintenance and shareholder servicing; “Sub-TA services”), and for the sale and/or distribution of the Funds’ shares. Depending on the share class, the Funds may reimburse the Advisor for the amounts paid for Sub-TA services. To the extent the Advisor pays for sales or distribution of Fund shares, it does so out of its profits derived from the Advisor’s management fee. The Advisor’s compensation out of its profits is referred to as “revenue sharing.” Examples of revenue sharing payments include, but are not limited to, payment to financial intermediaries for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Advisor access to the financial intermediary’s sales force; granting the Advisor access to the financial intermediary’s conferences and meetings; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based on one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial intermediary, or other factors as agreed to by the Advisor and the financial intermediary or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, by agreement with the financial intermediary, from time to time. The revenue sharing payments may be substantial, and may differ among financial intermediaries. Such payments may provide an incentive for the financial intermediary to make shares of the Funds available to its customers and may allow the Funds greater access to the financial intermediary’s customers. The SAI contains additional information about these payments, including the names of firms to which payments are made.
•	If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex

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over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by Wasatch Funds and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase.
Shareholder Reports
We mail annual and semi-annual reports and prospectuses unless you elect to receive them via email by filling out the consent form on our website.
Annual reports are dated September 30th, the close of the Funds’ fiscal year, and contain important information about the Funds, including the market conditions and investment strategies that affected performance during the period, portfolio holdings and audited financial statements. Semi-annual reports are dated March 31st and contain information about the Funds’ performance and portfolio holdings as well as unaudited financial statements.
To help reduce Fund expenses, we generally send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Shareholder Services at 800.551.1700. We will begin sending you individual copies within 30 days after receiving your request.
Additional copies of shareholder reports are available by downloading them from our website or by calling a shareholder services representative.
Account Statements
Account statements will be mailed quarterly, or you may receive quarterly statements via email if you consent to electronic document delivery on our website. We will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through an automatic investment plan, you will receive confirmation of your purchases quarterly.
We may consolidate statements for accounts with the same address and social security number. If you would like to receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements within 30 days after receiving your request.
Establishing a Household Relationship
You may also establish a Household Relationship for your current accounts or add accounts to your existing relationship by completing the Household Relationship Form. Our householding service combines all of your account statements and confirmations into a single envelope. It also combines financial reports and prospectuses for everyone in your “household” into one mailing. Establishing a Household Relationship will not affect the ownership status of the accounts in your Household Relationship. All accounts added to a Household
Relationship must have the same address. The following types of accounts are ineligible for inclusion in a Household Relationship: Corporate, Fiduciary, Estate, Investment Club, Club, Lodge or Association.
If you would like to discontinue your Household Relationship and receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.
Verification of Account Statements
You must contact Wasatch Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within 60 days after the confirmation statement date.
Cost Basis Tax Reporting
For securities defined as “covered” under current Internal Revenue Service (IRS) cost basis tax reporting regulations, each Fund is responsible for maintaining accurate cost basis information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a cost basis method.
As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each shareholder’s Consolidated Form 1099 when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.
Each Fund has chosen average cost as its standing (default) cost basis method for all shareholders. A cost basis method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. Each Fund’s standing cost basis method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific cost basis method. You may choose a method different than a Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Changes from or to the default method or alternate method chosen by the shareholder must be made in writing and cannot be made over the telephone. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.
Inactive Account Notice
Certain states require the Funds to notify shareholders that the assets held in their account(s) may be transferred to the appropriate state if there is no account activity within the time specified by state law. Contact a shareholder services representative for additional information.

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Involuntary Redemption
In addition to the right to convert shares held by any shareholder who is no longer eligible to hold such shares, the Funds reserve the right to redeem the shares held in any account if the account balance falls below $500, unless the account has an automatic investment plan. Your account will not be closed if the drop is due to share price fluctuations. You will be given at least 60 days’ written notice before an involuntary redemption is made. You can prevent an involuntary redemption by restoring the account to the minimum investment amount during the 60 days.
Emergency Circumstances
Wasatch Funds or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach Wasatch Funds by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. The Funds can suspend redemptions and/or delay payments of redemption proceeds when the NYSE is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission (SEC).
Responsibility for Fraud
Wasatch Funds and its agents will not be responsible for any losses resulting from unauthorized transactions provided reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.
Insufficient Funds Policy
The Funds reserve the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Funds will charge your account a $20.00 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Funds as a result of the canceled purchase. If you are already a shareholder in the Funds, Wasatch Funds may redeem shares in your account(s) to cover losses due to fluctuations in share price.
Third Party Checks
To guard against check fraud, Wasatch Funds will not accept checks made payable to third parties.
Changes to Bank Information
Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. A new application, legal documentation and a Medallion signature guarantee is required.
Address Changes
To change the address on your account, visit our website, call a shareholder services representative or send a written request signed by all account owners. Include the name and Class of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.
About the Money Market Fund
The Federated Prime Cash Obligations Fund (the Money Market Fund) is managed by Federated Investment Management Company, not by Wasatch Advisors. Federated Investment Management Company is not an affiliate of Wasatch Advisors or Wasatch Funds. Federated Securities Corp. is the distributor of the Money Market Fund. The Money Market Fund is made available to Wasatch Funds shareholders maintaining direct accounts and who meet the eligibility and investment minimums of the respective class of the Money Market Fund pursuant to agreements between the Funds’ investment advisor, the Funds’ transfer agent and Federated Investment Management Company, any of which may be terminated without notice to Wasatch Funds shareholders.
Neither Wasatch Funds nor Wasatch Advisors makes any representation with respect to the suitability of the Money Market Fund for any shareholder. Please read the separate prospectus for the Money Market Fund carefully before investing in it to understand the Fund’s objectives, strategies, risks and historical performance.

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Wasatch Funds — Dividends, Capital Gain Distributions and Taxes
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In addition to any increase in the value of shares a Fund may achieve, you may receive dividend and capital gain distributions from the Fund.
Dividends
Dividends from stocks and interest earned from other investments are the Funds’ main sources of investment income. It is intended that substantially all of the Global Value, Strategic Income and U.S. Treasury Funds’ net investment income (income less expenses) will be distributed quarterly as dividends to shareholders. For the Equity Funds (except the Global Value and Strategic Income Funds), it is intended that substantially all of such Funds’ net investment income (income less expenses), if any, will be distributed at least annually as dividends to shareholders. It is intended that substantially all of the Income Fund’s net investment income (income less expenses) will be distributed monthly as dividends to shareholders. As noted below, the Equity Funds, except the Global Value and Strategic Income Funds, expect that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.
Capital Gains
When a Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.
Buying a Dividend
Purchasing shares of a Fund shortly before it makes dividend or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.
Unless you are investing in a tax-deferred account like an IRA, you may want to consider waiting to invest until after a Fund makes a distribution.
Reinvestment of Dividend and Capital Gain Distributions
Dividend and capital gain distributions made by a Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request in good order.
Federal Income Taxes
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service (IRS) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be deposited in the Funds. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Each Fund intends to qualify as a “regulated investment company” under federal tax laws. If each Fund qualifies as a regulated investment company and distributes its income as required by tax law, the Funds generally will not pay federal income taxes. Dividends paid from the Funds’ net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of the Funds will constitute “qualified dividends” generally eligible for the maximum marginal stated federal tax rate of 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). In certain cases (e.g., as with some capital gains attributable to real estate investment trust [REIT] shares) a higher rate applies. Each Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.”
Distributions paid from the Funds’ long-term capital gains and properly reported by the Funds as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. The Equity Funds, except the Global Value and Strategic Income Funds expect that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.
The tax status of your distributions from the Funds is not affected by whether you reinvest your distributions in additional shares or receive them in cash. Tax laws may require you to treat distributions made to you in January as if you had received them on December 31st of the previous year.
Income from the Funds may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
The following information applies to the Equity Funds to the extent that they invest in REITs. The REITs in which the Funds invest may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, a Fund may pay a return of capital distribution to you by

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distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares. The actual composition for tax reporting purposes will depend on the year-end tax characterizations of dividends paid by certain securities held by the Funds and on tax regulations.
Gain or loss upon the sale of shares of a Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from your Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.
The Funds are required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS Rules and Regulations for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.
The following information is particularly important for investors in the Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Value, International Growth, International Opportunities and World Innovators Funds, which may invest significant assets in foreign countries. To the extent a Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If a Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in the dividends being taxed to you, including your share of taxes paid to other countries, which may permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.
If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions. However, distributions received by a foreign investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.
A distribution from a Fund that is properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund, or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund, may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions in respect of shares may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury, and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding tax after December 31, 2018.
India Taxes
In India, a tax of 15% plus surcharges is currently imposed on gains from sales of equities held not more than one year (“short-term gains”) and sold on a recognized stock exchange in India, which are chargeable to securities transaction tax (“STT”).  In the case of foreign portfolio investors (“FPI”) gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges for short-term capital gains (held not more than one year in case of listed equities and held not more than two years in case of unlisted equities) and 10% plus surcharges for long-term capital gains (held for more than one year in case of listed equities and held for more than two years in case of unlisted equities). There is no tax on gains from sales of equities held for more than one year (“long-term gains”) and sold on a recognized stock exchange in India and chargeable to STT.
Also in India, in the case of FPI, the tax rate on short-term capital gains and long-term capital gains from sales of debt securities is currently 10% plus surcharges and 30% plus surcharges respectively. The period to decide short-term/long-term nature of gains is one year in case of listed debt securities and three years in case of unlisted debt securities. A STT applies for equity and derivative transactions executed on stock exchanges, redemption of mutual fund units at specified rates. India imposes a tax on interest on securities at a rate of 5% plus surcharges subject to complying with conditions else, at 20% plus surcharges.  This tax on interest/capital gains is withheld/imposed on the investor and payable prior to repatriation of interest/

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sales proceeds. India imposes a dividend distribution tax on dividends paid by an Indian company at an effective rate of over 20%. This tax is imposed on the company that pays the dividends. The dividend is exempt in the hands of the investor.
The capital gains tax is computed on net realized gains. Any realized losses (other than long-term loss on the sale of equities subject to STT) in excess of gains may be carried forward for a period of up to eight years to offset future gains.
Any taxes paid in India by a Fund on realized gains may be available to be included in the calculation of the Fund’s foreign tax credit that may be passed through to shareholders via Form 1099-DIV. Taxes incurred on gains may lower, to a larger extent, the total return of that Fund as proceeds from sales of securities are reduced by the amount of the tax.
When You will Receive Tax Information
After the end of each calendar year, you will be sent information on redemptions, and dividend and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as “qualified dividends,” and the portion taxable as long-term capital gains.
Account tax information will also be sent to the IRS.

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The Financial Highlights tables on the following pages are intended to help you understand the financial performance of the Investor Class of each Wasatch Fund for the past five years ended September 30th or since inception if a Fund has been in operation less than five years. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Investor Class of a Fund (assuming reinvestment of all dividends and distributions).
The Financial Highlights were audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report which is available upon request from Wasatch Funds.

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		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund
Year ended 9/30/17	$56.90	(0.50)	11.13	10.63	— [4]	—	(0.09)	(0.09)
Year ended 9/30/16[19]	$57.83	(0.30)	6.09	5.79	— [4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.46	(0.14) [12]	5.95	5.81	— [4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.49	(0.39)	2.12	1.73	— [4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.41	(0.12)	11.19	11.07	0.01	—	—	—
Emerging India Fund
Year ended 9/30/17	$ 3.39	0.02 [20]	0.70	0.72	— [4]	—	(0.03)	(0.03)
Year ended 9/30/16[19]	$ 3.07	(0.03)	0.39	0.36	— [4]	—	(0.04)	(0.04)
Year ended 9/30/15	$ 2.73	(0.04)	0.38	0.34	— [4]	— [4]	—	— [4]
Year ended 9/30/14	$ 1.78	(—) [4]	0.95	0.95	— [4]	—	—	—
Year ended 9/30/13	$ 2.02	(0.01)	(0.23)	(0.24)	— [4]	—	—	—
Emerging Markets Select Fund
Year ended 9/30/17	$ 9.23	(0.03)	1.26	1.23	— [4]	—	—	—
Year ended 9/30/16[19]	$ 8.35	(0.05)	0.93	0.88	— [4]	—	—	—
Year ended 9/30/15	$10.31	(0.04)	(1.89)	(1.93)	— [4]	(0.03)	—	(0.03)
Year ended 9/30/14	$ 9.56	(0.01)	0.77	0.76	— [4]	(0.01)	—	(0.01)
Year ended 9/30/13[10]	$10.00	— [4]	(0.44)	(0.44)	— [4]	—	—	—
Emerging Markets Small Cap Fund
Year ended 9/30/17	$ 2.67	(0.04)	0.36	0.32	— [4]	—	—	—
Year ended 9/30/16[19]	$ 2.39	(0.04)	0.32	0.28	— [4]	— [4]	—	— [4]
Year ended 9/30/15	$ 2.74	(0.03)	(0.32)	(0.35)	— [4]	— [4]	—	— [4]
Year ended 9/30/14	$ 2.67	(0.01)	0.14	0.13	— [4]	—	(0.06)	(0.06)
Year ended 9/30/13	$ 2.66	0.01	0.01	0.02	— [4]	(0.01)	—	(0.01)
Frontier Emerging Small Countries Fund
Year ended 9/30/17	$ 2.63	(0.08)	0.20	0.12	— [4]	—	—	—
Year ended 9/30/16[19]	$ 2.77	0.02	(0.16)	(0.14)	— [4]	— [4]	—	— [4]
Year ended 9/30/15	$ 3.32	0.02	(0.50)	(0.48)	— [4]	(0.02)	(0.05)	(0.07)
Year ended 9/30/14	$ 2.97	0.03	0.33	0.36	— [4]	(0.01)	—	(0.01)
Year ended 9/30/13	$ 2.41	0.01	0.55	0.56	— [4]	— [4]	— [4]	— [4]
Global Opportunities Fund
Year ended 9/30/17	$ 3.52	(0.07)	0.58	0.51	— [4]	— [4]	(0.27)	(0.27)
Year ended 9/30/16[19]	$ 3.51	(0.04)	0.51	0.47	— [4]	(0.01)	(0.45)	(0.46)
Year ended 9/30/15	$ 4.28	(0.05)	(0.08)	(0.13)	— [4]	(0.01)	(0.63)	(0.64)
Year ended 9/30/14	$ 4.58	(0.05)	0.23	0.18	— [4]	— [4]	(0.48)	(0.48)
Year ended 9/30/13	$ 4.15	(0.02)	0.93	0.91	— [4]	—	(0.48)	(0.48)
See Notes to Financial Highlights.
156

(for an Investor Class share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$67.44	18.69	1.21 [5]	1.21 [5]	(0.78)	(0.78)	$1,211,089	26%
$56.90	10.69	1.21 [5]	1.21 [5]	(0.62)	(0.62)	$1,082,679	18%
$57.83	10.87	1.17 [5]	1.17 [5]	(0.29) [12]	(0.29) [12]	$1,014,515	39%
$53.46	3.26	1.18 [5]	1.18 [5]	(0.64)	(0.64)	$ 859,086	26%
$52.49	26.76	1.21 [5]	1.21 [5]	(0.39)	(0.39)	$ 924,304	16%

$ 4.08	21.65	1.73 [5]	1.73 [5]	(0.92)	(0.92)	$ 207,949	17%
$ 3.39	11.98	1.82 [5]	1.96 [5]	(1.18)	(1.32)	$ 71,973	42%
$ 3.07	12.51	1.95 [5]	2.12 [5]	(1.38)	(1.55)	$ 63,850	36%
$ 2.73	53.37	1.96 [5]	2.58 [5]	(0.76)	(1.38)	$ 44,150	13%
$ 1.78	(11.88)	1.95 [5]	2.99 [5]	(0.99)	(2.03)	$ 15,938	40%

$10.46	13.33	1.51 [6]	1.90 [6]	(0.38)	(0.76)	$ 15,273	55%
$ 9.23	10.54	1.58 [6]	1.98 [6]	(0.15)	(0.55)	$ 11,892	62%
$ 8.35	(18.81)	1.70 [6]	2.00 [6]	(0.23)	(0.53)	$ 18,527	46%
$10.31	7.92	1.69 [5]	1.88 [5]	(0.09)	(0.28)	$ 26,502	59%
$ 9.56	(4.40)	1.69 [5]	2.40 [5]	0.04	(0.67)	$ 29,374	43%

$ 2.99	11.99	1.96 [6]	2.02 [6]	(0.49)	(0.56)	$ 390,903	58%
$ 2.67	11.73	1.96 [6]	2.00 [6]	(0.75)	(0.79)	$ 674,632	42%
$ 2.39	(12.65)	1.95 [5]	2.01 [5]	(0.63)	(0.69)	$ 981,367	59%
$ 2.74	4.90	1.95 [5]	2.02 [5]	(0.28)	(0.35)	$1,457,882	55%
$ 2.67	0.85	1.95 [5]	2.06 [5]	0.21	0.09	$1,785,681	41%

$ 2.75	4.56	2.28 [6]	2.46 [6]	(0.48)	(0.67)	$ 155,758	59%
$ 2.63	(4.89)	2.25 [5]	2.39 [5]	0.35	0.21	$ 437,850	80%
$ 2.77	(14.88)	2.25 [5]	2.28 [5]	0.39	0.36	$1,027,673	34%
$ 3.32	11.97	2.24 [5]	2.24 [5]	0.79	0.79	$1,324,694	22%
$ 2.97	22.88	2.25 [5]	2.43 [5]	0.81	0.63	$ 730,694	13%

$ 3.76	16.61	1.59 [6]	1.59 [6]	(1.09)	(1.09)	$ 95,847	27%
$ 3.52	13.73	1.62 [6]	1.62 [6]	(0.98)	(0.98)	$ 150,945	44%
$ 3.51	(3.88)	1.81 [5]	1.81 [5]	(1.10)	(1.10)	$ 155,968	54%
$ 4.28	3.94	1.78 [5]	1.78 [5]	(0.83)	(0.83)	$ 192,664	42%
$ 4.58	24.23	1.80 [5]	1.80 [5]	(0.70)	(0.70)	$ 220,460	43%
157

Wasatch Funds — Financial Highlights

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
International Growth Fund
Year ended 9/30/17	$31.43	(0.13)	3.61	3.48	— [4]	—	(1.07)	(1.07)
Year ended 9/30/16[19]	$27.88	(0.22)	3.77	3.55	— [4]	—	—	—
Year ended 9/30/15	$26.78	(0.09)	1.39	1.30	— [4]	(0.01)	(0.19)	(0.20)
Year ended 9/30/14	$28.76	(0.02)	(1.24)	(1.26)	— [4]	—	(0.72)	(0.72)
Year ended 9/30/13	$22.44	0.07	6.32	6.39	0.01	(0.08)	—	(0.08)
International Opportunities Fund
Year ended 9/30/17	$ 3.21	(0.04)	0.30	0.26	— [4]	—	—	—
Year ended 9/30/16[19]	$ 2.74	(0.01)	0.61	0.60	— [4]	—	(0.13)	(0.13)
Year ended 9/30/15	$ 3.09	(0.01)	(0.04)	(0.05)	— [4]	—	(0.30)	(0.30)
Year ended 9/30/14	$ 2.94	(0.01)	0.33	0.32	— [4]	—	(0.17)	(0.17)
Year ended 9/30/13	$ 2.41	(—) [4]	0.53	0.53	— [4]	—	—	—
Global Value Fund (formerly, Large Cap Value Fund)
Year ended 9/30/17	$ 9.02	0.19	1.23	1.42	— [4]	(0.19)	(0.32)	(0.51)
Year ended 9/30/16[19]	$ 8.84	0.16	1.01	1.17	— [4]	(0.16)	(0.83)	(0.99)
Year ended 9/30/15	$12.69	0.15	(0.69)	(0.54)	— [4]	(0.16)	(3.15)	(3.31)
Year ended 9/30/14	$16.57	0.21	1.49	1.70	— [4]	(0.22)	(5.36)	(5.58)
Year ended 9/30/13	$14.31	0.22	2.37	2.59	— [4]	(0.20)	(0.13)	(0.33)
Micro Cap Fund
Year ended 9/30/17	$ 7.19	(0.11)	1.75	1.64	— [4]	(0.01)	(0.59)	(0.60)
Year ended 9/30/16[19]	$ 7.21	(0.08)	1.15	1.07	— [4]	—	(1.09)	(1.09)
Year ended 9/30/15	$ 7.36	(0.08) [13]	0.28	0.20	— [4]	— [4]	(0.35)	(0.35)
Year ended 9/30/14	$ 7.42	(0.14)	0.08	(0.06)	— [4]	—	—	—
Year ended 9/30/13	$ 5.71	(0.10)	1.81	1.71	— [4]	—	—	—
Micro Cap Value Fund
Year ended 9/30/17	$ 2.87	(0.02)	0.68	0.66	— [4]	— [4]	(0.05)	(0.05)
Year ended 9/30/16[19]	$ 2.87	(0.02)	0.34	0.32	— [4]	—	(0.32)	(0.32)
Year ended 9/30/15	$ 3.02	(0.02) [14]	0.31	0.29	— [4]	—	(0.44)	(0.44)
Year ended 9/30/14	$ 3.45	(0.04)	0.18	0.14	— [4]	—	(0.57)	(0.57)
Year ended 9/30/13	$ 2.85	(0.03)	0.91	0.88	— [4]	—	(0.28)	(0.28)
See Notes to Financial Highlights.
158

(for an Investor Class share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$33.84	12.04	1.46 [5]	1.46 [5]	(0.28)	(0.28)	$ 804,613	31%
$31.43	12.73	1.48 [5]	1.48 [5]	(0.41)	(0.41)	$ 945,168	50%
$27.88	4.83	1.50 [5]	1.50 [5]	(0.32)	(0.32)	$1,316,095	46%
$26.78	(4.53)	1.46 [5]	1.46 [5]	(0.06)	(0.06)	$1,421,086	42%
$28.76	28.63	1.49 [5]	1.49 [5]	0.25	0.25	$1,326,931	44%

$ 3.47	8.10	2.24 [6]	2.24 [6]	(0.88)	(0.88)	$ 265,879	59%
$ 3.21	22.73	2.25 [5]	2.29 [5]	(0.35)	(0.39)	$ 512,252	41%
$ 2.74	(1.44)	2.25 [5]	2.43 [5]	(0.36)	(0.54)	$ 453,495	25%
$ 3.09	11.53	2.25 [5]	2.41 [5]	(0.40)	(0.56)	$ 339,659	38%
$ 2.94	21.99	2.25 [5]	2.42 [5]	(0.03)	(0.20)	$ 278,216	49%

$ 9.93	16.11	1.10 [5]	1.19 [5]	1.93	1.84	$ 175,730	44%
$ 9.02	13.92	1.10 [5]	1.17 [5]	1.70	1.63	$ 189,691	26%
$ 8.84	(6.61)	1.10 [5]	1.12 [5]	1.34	1.32	$ 244,056	39%
$12.69	11.78	1.11 5 8	1.12 5 8	1.38	1.37	$ 409,169	53%
$16.57	18.40	1.10 [5]	1.16 [5]	1.27	1.21	$ 786,910	47%

$ 8.23	25.10	1.75 [5]	1.75 [5]	(1.43)	(1.43)	$ 311,583	31%
$ 7.19	16.04	1.92 [5]	1.92 [5]	(1.14)	(1.14)	$ 277,691	32%
$ 7.21	2.45	1.90 [5]	1.90 [5]	(0.85) [13]	(0.85) [13]	$ 273,311	31%
$ 7.36	(0.81)	1.97	1.97	(1.67)	(1.67)	$ 293,815	26%
$ 7.42	29.95	2.13 [5]	2.13 [5]	(1.28)	(1.28)	$ 323,175	17%

$ 3.48	23.29	1.85 [5]	1.85 [5]	(0.81)	(0.81)	$ 216,087	57%
$ 2.87	12.04	1.95 [5]	2.04 [5]	(0.59)	(0.68)	$ 179,116	73%
$ 2.87	9.99	1.96 [6]	2.02 [6]	(0.55) [14]	(0.61) [14]	$ 154,169	53%
$ 3.02	3.26	2.03 [5]	2.09 [5]	(1.31)	(1.37)	$ 158,800	71%
$ 3.45	33.92	2.25 [5]	2.25 [5]	(0.92)	(0.92)	$ 166,487	66%
159

Wasatch Funds — Financial Highlights

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital Distribution	Total Distributions
Small Cap Growth Fund
Year ended 9/30/17	$43.52	(0.53)	6.24	5.71	— [4]	—	(3.51)	—	(3.51)
Year ended 9/30/16[19]	$45.97	(0.47)	5.65	5.18	— [4]	—	(7.63)	—	(7.63)
Year ended 9/30/15	$50.25	(0.40)	0.93	0.53	— [4]	—	(4.81)	—	(4.81)
Year ended 9/30/14	$51.31	(0.41)	1.03	0.62	— [4]	—	(1.68)	—	(1.68)
Year ended 9/30/13	$43.82	(0.15)	10.53	10.38	— [4]	—	(2.89)	—	(2.89)
Small Cap Value Fund
Year ended 9/30/17	$ 6.61	— [4]	1.33	1.33	— [4]	— [4]	—	—	—
Year ended 9/30/16[19]	$ 5.86	0.01	0.77	0.78	— [4]	(0.03)	—	—	(0.03)
Year ended 9/30/15	$ 5.69	0.05 [15]	0.12	0.17	— [4]	—	—	—	—
Year ended 9/30/14	$ 5.12	(0.02)	0.59	0.57	— [4]	—	—	—	—
Year ended 9/30/13	$ 3.81	(0.01)	1.32	1.31	— [4]	—	—	—	—
Strategic Income Fund
Year ended 9/30/17	$10.62	0.16	1.12	1.28	— [4]	(0.12)	—	—	(0.12)
Year ended 9/30/16[19]	$10.49	0.26	0.49	0.75	— [4]	(0.23)	(0.35)	(0.04)	(0.62)
Year ended 9/30/15	$12.63	0.30	(1.38)	(1.08)	— [4]	(0.44)	(0.62)	—	(1.06)
Year ended 9/30/14	$11.08	0.32	1.74	2.06	— [4]	(0.35)	(0.16)	—	(0.51)
Year ended 9/30/13	$ 9.30	0.33	1.78	2.11	— [4]	(0.33)	—	—	(0.33)
Ultra Growth Fund
Year ended 9/30/17	$19.89	(0.20)	4.12	3.92	— [4]	(0.11)	(1.89)	—	(2.00)
Year ended 9/30/16[19]	$18.06	(0.18)	3.66	3.48	— [4]	—	(1.65)	—	(1.65)
Year ended 9/30/15	$23.67	(0.26)	1.54	1.28	— [4]	(0.01)	(6.88)	—	(6.89)
Year ended 9/30/14	$24.57	(0.06)	0.80	0.74	— [4]	—	(1.64)	—	(1.64)
Year ended 9/30/13	$22.83	(0.15)	4.96	4.81	— [4]	—	(3.07)	—	(3.07)
World Innovators Fund
Year ended 9/30/17	$19.32	(0.13)	4.26	4.13	— [4]	—	(0.70)	—	(0.70)
Year ended 9/30/16[19]	$20.17	(0.12)	1.90	1.78	— [4]	—	(2.63)	—	(2.63)
Year ended 9/30/15	$22.62	(0.21)	0.30	0.09	— [4]	—	(2.54)	—	(2.54)
Year ended 9/30/14	$23.15	(0.24)	0.91	0.67	— [4]	—	(1.20)	—	(1.20)
Year ended 9/30/13	$18.55	(0.12)	4.72	4.60	— [4]	—	—	—	—
Income Fund
Year ended 9/30/17	$10.25	0.19	(0.12)	0.07	— [4]	(0.19)	(0.01)	—	(0.20)
Year ended 9/30/16[19]	$10.18	0.19	0.07	0.26	— [4]	(0.19)	—	—	(0.19)
Year ended 9/30/15	$10.15	0.16	0.03	0.19	— [4]	(0.16)	—	—	(0.16)
Year ended 9/30/14	$10.13	0.17	0.02	0.19	— [4]	(0.17)	—	—	(0.17)
Year ended 9/30/13	$10.44	0.17	(0.31)	(0.14)	—	(0.17)	—	—	(0.17)
U.S. Treasury Fund
Year ended 9/30/17	$19.86	0.35	(2.23)	(1.88)	0.01	(0.35)	(1.32)	—	(1.67)
Year ended 9/30/16[19]	$18.42	0.37	2.29	2.66	0.01	(0.36)	(0.87)	—	(1.23)
Year ended 9/30/15	$17.08	0.38	1.33	1.71	0.01	(0.38)	—	—	(0.38)
Year ended 9/30/14	$15.33	0.45	1.75	2.20	— [4]	(0.45)	—	—	(0.45)
Year ended 9/30/13	$18.75	0.44	(3.08)	(2.64)	0.01	(0.44)	(0.35)	—	(0.79)
See Notes to Financial Highlights.
160

(for an Investor Class share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$45.72	14.29	1.27 [5]	1.27 [5]	(0.88)	(0.88)	$1,182,573	19%
$43.52	11.87	1.29 [5]	1.29 [5]	(0.79)	(0.79)	$1,544,796	20%
$45.97	0.39	1.22 [5]	1.22 [5]	(0.75)	(0.75)	$2,000,588	31%
$50.25	1.09	1.21 [5]	1.21 [5]	(0.75)	(0.75)	$2,219,638	23%
$51.31	25.34	1.23 [5]	1.23 [5]	(0.42)	(0.42)	$2,487,031	10%

$ 7.94	20.20	1.21 [5]	1.21 [5]	0.04	0.04	$ 320,978	37%
$ 6.61	13.37	1.24 [5]	1.24 [5]	0.23	0.23	$ 269,710	57%
$ 5.86	2.99	1.21 [5]	1.21 [5]	0.82 [15]	0.82 [15]	$ 257,655	57%
$ 5.69	11.13	1.20 [5]	1.20 [5]	(0.52)	(0.52)	$ 265,521	50%
$ 5.12	34.38	1.26 [5]	1.27 [5]	(0.21)	(0.22)	$ 201,581	40%

$11.78	12.09	0.95 [5]	1.10 [5]	1.12	0.98	$ 45,045	34%
$10.62	7.38	0.95 [5]	1.04 [5]	2.50	2.41	$ 55,112	45%
$10.49	(9.54)	0.95 [5]	0.95 [5]	2.51	2.51	$ 88,661	78%
$12.63	18.94	0.95 [5]	0.96 [5]	2.59	2.58	$ 94,958	69%
$11.08	23.01	0.95 [5]	1.06 [5]	3.16	3.05	$ 66,579	54%

$21.81	22.13	1.30 [5]	1.30 [5]	(1.06)	(1.06)	$ 111,366	34%
$19.89	20.08	1.33 [5]	1.33 [5]	(1.03)	(1.03)	$ 101,402	28%
$18.06	4.02	1.31 [5]	1.31 [5]	(1.06)	(1.06)	$ 96,015	38%
$23.67	2.66	1.26 [5]	1.26 [5]	(1.00)	(1.00)	$ 102,834	38%
$24.57	24.52	1.29 [5]	1.29 [5]	(0.64)	(0.64)	$ 151,697	25%

$22.75	22.23	1.83 [5]	1.83 [5]	(0.57)	(0.57)	$ 191,021	91%
$19.32	8.97	1.78 [5]	1.78 [5]	(0.66)	(0.66)	$ 193,826	112%
$20.17	0.32	1.76 [5]	1.76 [5]	(0.76)	(0.76)	$ 186,272	100%
$22.62	2.69	1.73 [5]	1.73 [5]	(0.89)	(0.89)	$ 253,311	111%
$23.15	24.80	1.77 [5]	1.79 [5]	(0.84)	(0.86)	$ 266,911	84%

$10.12	0.68	0.75 [5]	0.75 [5]	1.83	1.83	$ 96,867	75%
$10.25	2.58	0.73 [5]	0.73 [5]	1.85	1.85	$ 99,706	37%
$10.18	1.87	0.72 [5]	0.72 [5]	1.57	1.57	$ 108,959	44%
$10.15	1.91	0.70 [5]	0.70 [5]	1.66	1.66	$ 116,752	13%
$10.13	(1.34)	0.71	0.71	1.67	1.67	$ 130,285	35%

$16.32	(8.86)	0.72 [5]	0.72 [5]	2.04	2.04	$ 360,866	20%
$19.86	15.49	0.69 5 18	0.73 [5]	1.97 [18]	1.93	$ 489,011	59%
$18.42	10.09	0.67 [5]	0.67 [5]	2.12	2.12	$ 327,861	131%
$17.08	14.54	0.70 [5]	0.70 [5]	2.77	2.77	$ 224,664	28%
$15.33	(14.43)	0.71 [5]	0.71 [5]	2.46	2.46	$ 193,231	34%
161

Wasatch Funds — Notes to Financial Highlights
January 31, 2018

[1]	Not annualized for periods less than one year.
[2]	Annualized for periods less than one year.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[4]	Represents amounts less than $0.005 per share.
[5]	Includes interest expense of less than 0.005%.
[6]	Includes interest expenses of more than 0.005%.
[8]	Includes extraordinary expenses of 0.01%.
[10]	Fund inception date was December 13, 2012.
[12]	Investment income per share reflects a large, non-recurring dividend which amounted to $0.17 per share for the Investor Class. Excluding this non-recurring dividend, income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements	Net Investment Income (Loss) Before Waivers and Reimbursements
Core Growth Fund — Investor Class	(0.58)%	(0.58)%
[13]	Investment income per share reflects a large, non-recurring dividend which amounted to $0.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.40)%.
[14]	Investment income per share reflects a large, non-recurring dividend which amounted to $0.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)% for Net Investment Income Net of Waivers and Reimbursements and (1.10)% for Net Investment Income Before Waivers and Reimbursements.
[15]	Investment income per share reflects a large, non-recurring dividend which amounted to $0.05 per share for the Investor Class. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements	Net Investment Income (Loss) Before Waivers and Reimbursements
Small Cap Value Fund — Investor Class	(0.00)% [16]	(0.00)% [16]
[16]	Amount is less than 0.005%.
[18]	Includes reimbursement by Hoisington Investment Management Co., the Sub-Advisor, for proxy statement expenses which amounted to $0.01 per share.
[19]	Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses. Excluding this non-recurring reimbursement, the ratio of expenses to average net assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Core Growth Fund	1.21	1.21
Emerging India Fund	1.84	1.98
Emerging Markets Select Fund	1.60	2.00
Emerging Markets Small Cap Fund	1.97	2.01
Frontier Emerging Small Countries Fund	2.25	2.39
Global Opportunities Fund	1.64	1.64
International Growth Fund	1.48	1.48
International Opportunities Fund	2.26	2.30
Global Value Fund	1.10	1.17
Micro Cap Fund	1.92	1.92
Micro Cap Value Fund	1.96	2.05
Small Cap Growth Fund	1.29	1.29
Small Cap Value Fund	1.24	1.24
Strategic Income Fund	0.95	1.04
Ultra Growth Fund	1.34	1.34
World Innovators Fund	1.79	1.79
Income Fund	0.73	0.73
U.S. Treasury Fund	0.69	0.73
[20]	Per share amounts do not correlate to amounts reported in the statement of operations due to timing of share activity.
162

Wasatch Funds — Privacy Policy
January 31, 2018

The personal information we collect or disclose is handled with the utmost respect for your privacy and is motivated by our desire to serve you better.

•	We will not disclose your personal information to anyone unless it is necessary to provide you with our services, at your direction, or required by law.
•	We do not allow individuals or companies that provide services to Wasatch Funds to use your personal information for their own marketing purposes.
•	We maintain contracts with individuals or companies providing services to Wasatch Funds’ shareholders that require them to protect the confidentiality of your personal information.
•	We afford the same protection of personal information to prospective and former shareholders that we do to current shareholders.
•	We consider all the information we have about you to be confidential, including the fact that you are a Wasatch Funds shareholder (unless you tell us otherwise).
•	We restrict access to your personal information to employees who service your accounts.
•	We maintain physical, electronic and procedural safeguards that comply with federal standards for maintaining the confidentiality of your information.
Information We May Collect
Most of the personal information we collect comes directly from you. The ways we gather it may include:

•	Account applications. When you open an account the information we collect may include your name, address, phone number, email address and social security number.
•	Transactions. To manage your account and provide information to you such as account statements, we maintain current and historical records of each of your transactions and accounts with Wasatch Funds.
•	Website. We collect some information on our website through the use of “cookies.” For example, we may identify the web pages your browser requests or visits. On the website, we can only identify you if you choose to identify yourself, for example, if you open an account or make transactions online. For more information please read our online privacy policy at www.WasatchFunds.com.
Information We May Disclose
We disclose information about current and former shareholders to parties outside of Wasatch for the following purposes:

•	To service your account and process your transactions. For example, the transfer agent collects and stores account and transaction data.
•	To do as you request. For example, you may direct us to send your statements and confirmations to a third party.
•	To print and mail materials to you. Companies that provide printing and mailing services are prohibited from using your information in any way other than the purpose for which it was provided.
•	To comply with laws or regulations. We may disclose or report personal information as required by law, for example, to respond to a subpoena, court order or regulatory demand made by the proper authorities.
•	To the extent permitted by law. For example, the law permits us to respond to a request for information from a consumer reporting agency.

163

General
This prospectus is for Investor Class shares of the Wasatch Funds. Institutional Class shares are offered under a different prospectus. All Funds except Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund, Wasatch Strategic Income Fund, Wasatch Ultra Growth Fund, Wasatch-1st Source Income Fund and Wasatch-Hoisington U.S. Treasury Fund have Institutional Class shares.
You should also review the Institutional Class prospectus to learn about the different features of Institutional Class shares. For more information about Institutional Class shares and eligibility requirements, contact Wasatch.
If you have any questions about Wasatch Funds or would like more information, please contact Wasatch Funds.
Online
www.WasatchFunds.com
or via email at
shareholderservice@wasatchfunds.com
Telephone
800.551.1700
Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.
Mail
Wasatch Funds
P.O. Box 2172
Milwaukee, WI 53201-2172

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January 31, 2018

Wasatch Funds
January 31, 2018

Wasatch Funds
January 31, 2018

Wasatch Funds
January 31, 2018

2018 Prospectus www.WasatchFunds.com 800.551.1700 You may obtain a free copy of the Funds’ SAI, annual or semi-annual reports, or quarter-end portfolio holdings on the Funds’ website at www.WasatchFunds.com or by contacting Wasatch at the telephone number listed above. You may make inquiries to the Fund via mail at Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172, via email at shareholderservice@wasatchfunds.com or by calling the telephone number listed above. Shareholder representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. The SAI provides more details about the Funds and their policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The reports contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance for the most recent six- or 12-month period, as applicable. You can go to the EDGAR database on the SEC’s website (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC. Copies of this information also may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by electronic request at the following email address: publicinfo@sec.gov. Information about the Funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission at 202.551.8090 for information. Investment Company Act File Number: 811-4920

PROSPECTUS

January 31, 2018
INVESTOR CLASS / Wasatch Long/Short Fund (FMLSX)
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

1

Wasatch Long/Short Fund® — Summary

Investment Objective
The Fund’s investment objective is capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.10%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.32%
Dividend Expense on Short Sales/Interest Expense[1]	0.89%
Total Annual Fund Operating Expenses[2]	2.31%
[1]	Dividends on short sales are the dividends paid to the lenders of borrowed securities. The expenses related to dividends on short sales are estimated and will vary depending on whether the securities the Fund sells short pay dividends and on the amount of any such dividends. Expenses also include borrowing costs paid to the broker in connection with borrowing the security to be sold short. The rate paid to brokers varies by security.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.60% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Long/Short Fund — Investor Class	$234	$721	$1,235	$2,645
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
2

January 31, 2018

Principal Strategies
The Fund invests primarily in equity securities by maintaining long equity positions and short equity positions.
We seek to achieve higher risk-adjusted returns with lower volatility compared to the equity markets in general (as represented by the S&P 500 Index). Under normal market conditions, we will invest the Fund’s assets in the equity securities of companies with market capitalizations of at least $100 million at the time of purchase that we have identified as being undervalued (long equity positions) and we will sell short those securities (short equity positions) that we have identified as being overvalued.
The Fund may at any time have either a net long exposure or a net short exposure to the equity markets. The Fund will not be managed to maintain either net long or net short market exposure.
The Fund may invest in early stage companies and initial public offerings (IPOs).
We believe that the best opportunities to make both short and long equity investments are when the market’s perception of the values of individual companies (measured by the stock price) differs widely from our assessment of the intrinsic values of such companies. When evaluating a potential long or short investment for the Fund, we employ a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. We believe opportunities to buy stocks or sell stocks short arise due to a variety of market inefficiencies, including:
•	Changes in market participant psychology and circumstances.
•	Imperfect information.
•	Forecasts and projections by Wall Street analysts and company representatives that differ from experienced reality.
When evaluating long investments, we typically look for stocks that are appropriately valued or undervalued based on our analysis.
When evaluating a short investment, we typically look for signs of current overvaluation. For example, we look for companies that we believe:
•	Have earnings that appear to be reflected in the current stock price.
•	Are likely to fall short of market expectations.
•	Are in industries that exhibit weakness.
•	Have poor management.
•	Are likely to suffer an event affecting long-term earnings.
The Fund may invest in fixed-income securities of any maturity consisting of corporate notes, bonds and debentures, including those that are rated less than investment grade at the time of purchase.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
The Fund is expected to have a high portfolio turnover rate.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Market Direction Risk. Since the Fund has both a “long” and a “short” portfolio, an investment in the Fund will involve market risks associated with different investment decisions than those made for a typical “long only” stock fund. The Fund’s results will suffer both when there is a general stock market advance and the Fund holds significant “short” equity positions, or when there is a general stock market decline and the Fund holds significant “long” equity positions.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Short Sales Risk. The Fund can make short sales of securities, which means it may experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. Short sales may reduce a fund’s returns or increase volatility. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.
Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales in combination with long positions in seeking to improve Fund performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held
3

Wasatch Long/Short Fund® — Summary

only long positions. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short positions also typically involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms. Furthermore, regulatory authorities in various countries, including the United States, have enacted temporary rules prohibiting the short-selling of certain stocks in response to market events. If regulatory authorities were to reinstitute such rules or otherwise restrict short selling, the Fund might not be able to fully implement its short-selling strategy.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.
Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status and is generally higher for non-investment grade securities.
Non-Investment Grade Securities Risk. Non-investment grade securities (also known as “high yield” or “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s). Such securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default by the issuer or decline in the issuer’s credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and the issuer may be more susceptible to negative market sentiment, leading to depressed prices and decreased liquidity for the non-investment grade securities.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly
4

January 31, 2018

affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
5

Wasatch Long/Short Fund® — Summary

Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Portfolio Turnover Rate. The Fund’s annual portfolio turnover rate is expected to exceed 200%. This type of fund generally has high portfolio turnover that necessarily results in greater transaction costs and causes more short-term capital gains (or losses) to be realized. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.
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January 31, 2018

Historical Performance
The Fund commenced operations on December 15, 2008, upon the reorganization of the 1st Source Monogram Long/Short Fund (the “Predecessor Fund”), into the Fund. As a result of the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. Accordingly, the performance information below prior to December 15, 2008 reflects the performance of the Predecessor Fund which was advised by a different advisor and subject to different expenses as a result and may have produced different investment results. The lead portfolio manager of the Fund through 2016, however, was also the portfolio manager of the Predecessor Fund. The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table allows you to compare the Fund’s performance over the time periods indicated to the primary benchmark (the S&P 500 Index), which reflects the effects of general stock market risk, and to a secondary benchmark (the Citigroup U.S. Domestic 3-Month U.S. Treasury Bills Index), which reflects short-term interest rates and is usually free from the risk of principal fluctuation. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Long/Short Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2009	16.00%
Worst — 12/31/2008	-15.94%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years
Wasatch Long/Short Fund — Investor Class
Return Before Taxes	-2.11%	2.42%	3.44%
Return After Taxes on Distributions	-2.11%	1.54%	2.88%
Return After Taxes on Distributions and Sale of Fund Shares	-1.19%	1.83%	2.64%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	8.50%
Citigroup U.S. Domestic 3-Month Treasury Bills Index (reflects no deductions for fees, expenses or taxes)	0.84%	0.24%	0.34%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.
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Wasatch Long/Short Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
David Powers, CFA Lead Portfolio Manager Since October 2017
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
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Wasatch Funds — Additional Information about the Fund
January 31, 2018

Please see the section entitled “Principal Strategies” in the Fund Summary for a more complete discussion of the Fund’s principal investment strategies. Principal strategies are strategies the Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective.
Investment Process
Securities for the Fund are recommended by an experienced in-house research team. The Fund’s portfolio manager seeks to ensure that investments are compatible with the Fund’s investment objective(s) and strategies.
As part of its research process, the research team uses “bottom-up” fundamental analysis to identify companies that it believes have outstanding investment potential. The research process may include, among other things, prescreening potential investments using databases and industry contacts, analyzing companies’ annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.
Buying Securities
Decisions to buy securities are based on the best judgment of the Fund’s portfolio manager in a continuing effort to enhance long-term performance. Below are factors that are considered by portfolio managers when purchasing securities for the Fund.
Growth Stocks
As we analyze growing companies, we are most interested in finding:
•	Potential for significant and sustained revenue and earnings growth.
•	Experienced, proven management team.
•	High return on capital.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	Ability to capitalize on favorable long-term trends.
•	Strong financial health.
•	Reasonable use of debt.
•	Attractive valuation.
Value Stocks
As we analyze “value” companies, we are most interested in finding:
•	Catalysts for improved earnings growth.
•	New products or services that may increase revenue growth and market share.
•	Experienced top management with a substantial stake in the company’s future.
•	Introduction of valuable new products and services.
•	Low stock valuation as measured by a variety of ratios, including price-to-earnings, price-to-sales, price-to-book, price-to-cash flow and enterprise value-to-EBITDA.
•	Potential to generate improved financial performance.
Long/Short Fund
The initial valuation review for securities to be purchased or sold short in the Long/Short Fund includes:
•	Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, enterprise value-to-EBITDA and price/earnings-to-growth.
•	Modified discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.
•	Changing sector and company specific outlooks due to subjective factors, including globalization of capital, labor and process knowledge, as well as increasing information and price transparency.
Investment opportunities may be further prioritized based upon metrics for market participant psychology including:
•	Money flow.
•	Insider activity.
•	Relative strength.
•	Variation from moving averages.
Selling Securities
Decisions to sell securities are based on the best judgment of the Fund’s portfolio manager in a continuing effort to enhance long-term performance. In general, we are likely to sell a security when:
•	The rationale we used to buy the security is no longer valid.
•	The security becomes overpriced.
•	We believe another security has better investment potential.
With respect to the Long/Short Fund, we may decide to close out a short position when:
•	The price of the security sold short has fallen to a point where the Fund will recognize a gain.
•	The price of the security sold short has risen to a point where we feel capital is unreasonably at risk, regardless of how we evaluate the security.
Additional Information about Investment Strategies and Risks
The following supplements the information for principal strategies of the Fund (as identified in its summary) as well as additional information about the Fund’s non-principal strategies.
Sector and Industry Weightings Risk. The Fund may invest a large percentage of its assets in a few sectors or industries within a particular sector, and the risks associated with investing in various sectors and industries are

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Wasatch Funds — Additional Information about the Fund

considered principal risks of the Fund.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If the Fund invests in only a few sectors it will have more exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. To the extent the Fund has substantial holdings within a particular sector, or industry therein, the risks to the Fund associated with the sector or industry increase.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.

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January 31, 2018

Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunication services sector includes diversified telecommunication services and wireless telecommunication services. The telecommunication services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment

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Wasatch Funds — Additional Information about the Fund

unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Foreign Securities Risk. The Fund may invest in foreign securities but this a non-principal strategy of the Fund and not considered a principal risk. The following paragraphs highlight some of the risks of investing in foreign securities.
Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.
Currency Risk. The U.S. dollar value of the Fund’s assets invested in foreign countries will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. While the Wasatch Funds have the ability to hedge against fluctuations in foreign currency exchange rates, they have no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.
Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.
Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.
Transaction Costs. The costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those for domestic transactions.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policies in a country or region could significantly affect the markets in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in different countries or regions. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Convertible Securities Risk. The Fund may invest in convertible securities, but it is a non-principal strategy of the Fund and not considered a principal risk.  Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed-income securities, and the markets for convertible securities may be less liquid than the markets for common stocks or bonds. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, then the convertible security tends to reflect the market price of the underlying common stock and may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. Additionally, an issuer may have the right to buy back certain convertible securities at a time and price that would be unfavorable to a Fund.
Cybersecurity Breach Risk. The Fund could be vulnerable, through its investments or otherwise, to cybersecurity breaches. Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices

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January 31, 2018

(such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional cybersecurity breaches can occur, such as the inadvertent release of confidential information. A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could affect the business and reputation of companies in which a Fund invests, causing the Fund’s investments to lose value.
Early Stage Companies Risk. The Fund may invest a significant portion of its assets in early stage companies from time to time, and investing in early stage companies is therefore considered a principal risk of the Fund. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Participatory Notes Risk. The Fund may invest in participatory notes, but it is not considered a principal risk of the Fund. “Participatory Notes” are contracts or similar instruments evidencing the indirect ownership of an underlying basket of securities held by banks or other parties, and used to obtain exposure to an equity investment, including common stocks and warrants in a local market where direct ownership is not permitted. The purchase of Participatory Notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities; the Fund is subject to the risk that the issuer of the instrument (i.e., the issuing bank or broker-dealer) is unable or refuses to perform under the terms of the instrument. Such instruments are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of a Participatory Note will equal the value of the underlying equity security to which it is linked.
Exchange-Traded Funds (ETFs) Risk. The Fund may invest in ETFs, but it is a non-principal strategy of the Fund and not considered a principal risk.  The Fund may invest in ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission (SEC). ETFs are investment companies that are bought and sold on a securities exchange. The market price of an ETF may fluctuate due to the supply of and demand for the ETF’s shares on the exchange upon which its shares are traded. An ETF may trade at a premium or discount to its net asset value. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. Because of the ETF’s expenses, it may be more costly to own the ETF than to own the underlying securities directly. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by the ETF and the investment strategies employed by such funds (such as the use of leverage). As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.
Initial Public Offerings (IPOs) Risk. The Fund may invest a significant portion of its assets in IPOs from time to time, and investing in IPOs is therefore considered a principal risk of the Fund.   IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.
Liquidity Risk. From time to time, the trading market for a particular security or securities or a type of security in which the Fund invest may become less liquid or even illiquid, particularly with respect to emerging market securities, frontier market securities, IPOs and early stage companies. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. Market quotations for such securities may be volatile.
Derivatives Risk. The Fund may invest in derivatives, including put and call options on securities, options on futures, and foreign currency exchange contracts for hedging purposes only, but it is a non-principal strategy of the Fund and not considered a principal risk.  A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). The Fund may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio and to facilitate the sale of existing portfolio securities. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The risks of using derivatives include market risk, credit risk, management risk, liquidity risk and the risk that changes in the value of a derivative held by the Fund will not correlate with the asset, index or rate underlying the derivative contract. Derivatives can be highly volatile, illiquid and difficult to value. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Adverse movements in the price or value of the underlying

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Wasatch Funds — Additional Information about the Fund
January 31, 2018

asset or index can lead to losses from the use of derivatives, which may be magnified by certain features of the contract. Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position in which the risk of loss may be limited to the notional amount of the instrument). A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to fulfill its obligations.
The potential benefits to be derived from an options, futures and derivatives strategy are dependent upon the portfolio manager’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate, and the derivative itself. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful.
Preferred Stock Risk. Investing in preferred stock is a non-principal strategy of the Fund and not considered a principal risk of the Fund. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline affecting the stock’s price.
Warrants and Rights Risk. Investing in warrants and rights is a non-principal strategy of the Fund and not considered a principal risk of the Fund. A warrant gives the Fund the right to buy a specified amount of an underlying stock at a predetermined “exercise” price on the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock, and a warrant will only have value if the Fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, typically the warrant will expire without any value and the Fund will lose any amount it paid for the warrant. Similarly, a stock right entitles the Fund to purchase new shares issued by a corporation at a predetermined price (normally at a discount to the current market price) in proportion to the number of shares already owned. Issued rights are only exercisable for a short period of time, after which they expire. The Fund has no obligation to exercise a right and buy the newly issued stock, and a right will only have value if the Fund is able to exercise it or sell it before it expires.
Cash/Temporary Defensive Positions
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.
For example, the Fund may temporarily increase its cash position or invest a larger portion of its assets in money market instruments or repurchase agreements. The Fund reserves the right to invest all of its assets in temporary defensive positions.
When the Fund takes temporary defensive positions, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective(s).
Portfolio Turnover
The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Fund’s portfolio whenever the Fund’s portfolio manager(s) believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.
To a lesser extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions and dealer mark-ups and other transaction costs and may also result in taxable capital gains.
Other Investment Strategies
The Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks, see “Investment Strategies and Their Risks” in the Statement of Additional Information (SAI).
Investment Objectives and other Policies
The investment objective of the Fund can be changed without shareholder approval. Shareholders will be given at least 60 days’ notice prior to any change to a Fund’s investment objective. Certain policies of the Fund also cannot be changed without a shareholder vote. These policies are described in the SAI.
Disclosure of Portfolio Holdings
The Fund’s portfolio securities disclosure policy is described in the SAI.

14

Wasatch Funds — Management
January 31, 2018

Investment Advisor
The investment advisor for the Fund is Wasatch Advisors, Inc. (the “Advisor”). The Advisor and Wasatch Funds are located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. The Advisor has been in the investment advisory business since 1975. As of December 31, 2017, the Advisor had approximately $16.6 billion in assets under management.
The Advisor is responsible for investing the Fund’s assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Fund’s business affairs.
Management Fees and Expense Limitations
The Fund pays the Advisor a monthly management fee that is a percentage of the Fund’s average daily net assets.
The following chart reflects the management fee paid by the Fund to the Advisor after taking into account any reimbursements during the most recent fiscal year.
Information regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s most recent semi-annual report dated March 31st.
The Advisor has contractually agreed to limit the expenses for the Investor Class shares of the Fund, at least through January 31, 2019, to a certain percentage of average net assets computed on a daily basis, subject to the following: the Advisor will pay all expenses, excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business in excess of such limitations. The expense limit is shown in the following chart. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses any time after January 31, 2019.
Wasatch Fund	Annual Management Fees, Net of Reimbursements	Investor Class Shares Expense Limitations
Long/Short Fund	1.10%	1.60%
Portfolio Managers
All Wasatch Funds are managed by a research team consisting of portfolio managers and securities analysts. The lead portfolio managers, portfolio managers and associate portfolio managers are responsible for making investment decisions for their respective Funds in accordance with each Fund’s investment objective(s) and strategies. The lead portfolio managers are ultimately responsible for managing their respective Funds in accordance with the Fund’s investment objective(s) and strategies. The research team is responsible for analyzing securities and making investment recommendations. The individual listed in the table below is primarily responsible for the day-to-day management of the Fund.
Name of Fund	Portfolio Manager(s)
Long/Short Fund	David Powers, CFA*
*CFA® is a trademark owned by CFA Institute.
David Powers, CFA, has been the lead portfolio manager for the Global Value Fund (formerly, the Large Cap Value Fund) since August 19, 2013 and lead portfolio manager for the Long/Short Fund since October 5, 2017. Mr. Powers has many years of investment experience, most recently serving as a portfolio manager with Eagle Asset Management. Prior to joining Eagle, he worked as a portfolio manager with ING Investment Management, where he was responsible for the ING Large Cap Value Fund from 2007 through 2012. While at ING, Mr. Powers also worked as a senior sector analyst covering telecommunication services, utilities, energy and materials. His experience includes several senior investment positions with Federated Investors from 2001 through 2007. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio. He holds a Bachelor of Science in Accounting from Fairleigh Dickinson University and a Master’s degree in Accounting and earned a Master of Business Administration from Kent State University.
The SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

15

Wasatch Funds — Management
January 31, 2018

Service Providers
Investment Advisor
Wasatch Advisors, Inc.
505 Wakara Way, 3rd Floor
Salt Lake City, UT 84108
Administrator and Fund Accountant
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Distributor
ALPS Distributors, Inc
1290 Broadway, Suite 1100
Denver, CO 80203
Transfer Agent
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Legal Counsel to Wasatch Funds
and Independent Trustees
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut St., Suite 1300
Kansas City, MO 64106

16

Wasatch Funds — Shareholder’s Guide
January 31, 2018

Investment Minimums — Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000
Make checks payable to Wasatch Funds
How to Contact Wasatch
Online
www.WasatchFunds.com
or via email at
shareholderservice@wasatchfunds.com
Telephone
800.551.1700
Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. You can also reach our automated system 24 hours a day for daily share prices and account information.
Wasatch Funds shareholders who have combined account balances of $100,000 or more held directly with the Wasatch Funds have access to an exclusive toll free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.
Mail
Regular Mail Delivery
Wasatch Funds
P.O. Box 2172
Milwaukee, WI 53201-2172
Overnight Delivery
Wasatch Funds
235 West Galena Street
Milwaukee, WI 53212

Open a New Account Directly with Wasatch Funds
For policies governing the following transactions and services, please see “Account Policies.”
New accounts are subject to acceptance by Wasatch Funds. To open a retirement or education savings account, you will also need the appropriate information kit and application.
Online
Visit Wasatch Funds’ website, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change Form.
Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.
Telephone
Complete the appropriate application and call for instructions on how to open an account via wire.
Mail
Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check made payable to Wasatch Funds.

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Wasatch Funds — Shareholder’s Guide
January 31, 2018

Purchase Shares Directly from Wasatch Funds for an Existing Account
Online
If you have previously provided bank information for an existing account, you may add to your account in amounts of $100 or more.
Telephone
You may add to your account via electronic funds transfer in amounts of $100 up to $100,000 (for individual and corporate accounts). If an electronic funds transfer cannot be processed for any reason, your account will be charged a service fee (currently $20.00).
Mail
Complete the additional investment form from your statement or write a note that includes the name and Class (i.e., Investor Class) of the Fund, name(s) of investor(s) on the account and the account number. Mail the form or a note and a check made payable to Wasatch Funds.
Wire
Have your bank send your investment to:
•	UMB Bank, N.A.
•	ABA Number 101000695
For credit to Wasatch Funds
•	Account Number 987-060-9800
For further credit to:
•	Wasatch (name and Class of Fund)
•	Your Wasatch account number
•	Name(s) of investor(s)
•	Social security or tax ID number
Automatically
Automatic Investment Plan (AIP) — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our website or by calling a shareholder services representative.
The minimum for subsequent automatic investments is $50 per month and/or $100 per quarter.

Sell (Redeem) Shares Purchased Directly from Wasatch Funds
General
•	Redemption requests for over $100,000 (in individual and corporate accounts) must be made in writing (a Medallion signature guarantee is required).
•	Checks will be mailed to the address on your account.
•	Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.
Online
You may sell shares in amounts of $500 up to $100,000.
Telephone
You may sell shares in your account in amounts of $500 up to $100,000 (for individual and corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.
Mail
Send Wasatch Funds a Letter that Includes:
•	Your name
•	The name and Class of the Fund
•	Your account number(s)
•	The dollar amount or number of shares to be redeemed
•	Your daytime telephone number
•	Signature(s) of account owners (sign exactly as the account is registered)
•	Medallion signature guarantee (if required)
For IRA accounts, please obtain an IRA Distribution Form from our website or by calling a shareholder services representative. If no withholding instructions are given, Wasatch Funds is required to withhold 10%.
Automatically
Systematic Withdrawal Plan — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our website or by calling a shareholder services representative.
This plan allows you to make monthly, quarterly, semi-annual or annual redemptions of $50 or more.

18

Wasatch Funds — Account Policies
January 31, 2018

Why Wasatch Closes or Reopens Funds
The Advisor or the Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) the Fund to protect the integrity of the Fund’s investment strategy or objective. Hard closing or soft closing funds can be an important component of portfolio management, particularly for funds that primarily invest in smaller companies. We believe that closing funds or restricting inflows through some or all channels from time-to-time may be in the best interest of our shareholders. Conversely, when the assets of a closed or restricted Fund are at a level that we believe additional assets could be invested without impairing the Fund, we may reopen the Fund. We retain the right to make exceptions to any action taken to close or limit inflows into a Fund.
The SAI provides more detailed information about why and when the Fund may be hard or soft closed.
How Wasatch Closes or Reopens Funds
Fund closings or reopenings will be posted on Wasatch Funds’ website at www.WasatchFunds.com. The Advisor will seek to post information related to fund closings at least two weeks prior to the effective date of the closing.
You may sign up on Wasatch Funds’ website to receive electronic notification of fund closings and openings. You can also request information about a Fund’s open or closed status from a shareholder services representative by calling our toll-free number at 800.551.1700.
Each change in the Fund’s status also will be filed electronically with the Securities and Exchange Commission (SEC).
Policies to Prevent Market Timing
Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of a fund that primarily invests in securities that are listed on foreign exchanges take advantage of time zone differences between the close of the foreign markets on which the fund’s securities trade and the close of the U.S. markets, which is when the fund’s share price is calculated. Arbitrage opportunities may also occur in funds that do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.
Wasatch Funds are intended as long-term investments. Therefore, the Fund’s Board of Trustees (Board) has adopted policies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps Wasatch Funds has taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Fund inappropriately, imposing a 2.00% redemption fee on shares held 60 days or less (subject to certain exceptions) and revising or terminating the exchange privilege, limiting the amount of any exchange, or rejecting an exchange or purchase, at any time, for any reason.
The redemption fee may be waived for certain wrap accounts and for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and for certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).
The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board’s policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Fund’s officers will be disclosed to the Board at its next regularly scheduled quarterly meeting. See “Redemption Fee” below for additional information regarding the fee.
The Fund cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Fund through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Fund, which do not allow access to individual shareholders’ account information. In compliance with federal securities laws, the Fund executes agreements with intermediaries that obligate them to provide certain shareholder data upon request so the Fund may be able to detect excessive trading and market timing by underlying shareholders. Shareholders who have purchased shares of the Fund through financial intermediaries that do not execute the information sharing agreements may be restricted from purchasing additional shares of the Fund (other than an automatic reinvestment of dividends) through an omnibus account with such financial intermediary.
Required Information
Federal regulations may require the Fund to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, the Fund reserves the right to place limits on transactions in your account until your identity is verified.
Investment Minimums — Investor Class
•	If you purchase shares directly from Wasatch Funds, the minimum initial investment for a regular account is $2,000 unless otherwise noted on the application.

19

Wasatch Funds — Account Policies

•	The minimum initial investment for Individual Retirement Accounts (IRAs) is $2,000. For regular accounts opened with an automatic investment plan, it is $1,000.
•	Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. The minimum for subsequent purchases via the automatic investment plan is $50 monthly and/or $100 quarterly.
•	The Fund reserves the right to waive or lower investment minimums for any reason.
•	Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.
Types of Regular Accounts
•	Individual or Joint Ownership
•	Gift to Minor
•	Corporation, Partnership, Trust or Other Entity
Types of Individual Retirement Accounts (IRAs)
•	Traditional IRA
•	Rollover IRA
•	Roth IRA
•	SEP-IRA
•	SIMPLE IRA
•	Section 403(b)(7) Plan
There is an annual pass through IRA maintenance fee of $12.50 that is charged by the IRA custodian on a per-account basis. The fee is capped at $25.00 per social security number, per account type.
Types of Education Savings Plans
•	Coverdell Education Savings Account
Premier Services
Shareholders who purchase shares directly through Wasatch Funds and maintain account balances above certain thresholds may qualify for additional benefits and services as members of Wasatch Premier Services. Benefits start at combined account balances of $100,000, improve at a level of $250,000 and reach the highest at a level of $500,000 or more. Some of the benefits may include:
•	Use of an exclusive Toll Free number for direct access to an experienced shareholder services team member.
•	Exemptions for certain account and maintenance fees.
•	Priority notification of new or reopened Wasatch Funds.
•	Access to quarterly comments from Wasatch portfolio managers.
•	Choice of monthly or quarterly statements.
•	Access to closed funds.
Accounts that drop below a minimum service model threshold may no longer be eligible for that level of Premier Services. The Fund reserves the right to modify the Premier Services offering, eligibility requirements, benefits or services at any time. For questions regarding Premier Services please contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.
No Cancellations
Please place your transactions with care. The Fund will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.
Purchasing Shares
•	There are no sales charges to purchase Investor Class shares of the Fund.
•	The purchase price of your Investor Class shares will be determined the next time the Fund’s Investor Class share prices are calculated after the transfer agent has received your request in good order prior to the close of regular trading on a day on which the New York Stock Exchange (NYSE) is open. A purchase request is in “good order” when the Fund’s transfer agent has received all the information and documentation it deems necessary to effect your request, which would typically mean that it has received federal funds, a wire, a check or Automated Clearing House (“ACH”) transaction, together with a completed account application, or, if an existing shareholder, a completed additional investment form (or written or verbal instructions, which include your name, account number, name and class of shares of the Fund and investment amount). Please refer to the Shareholder’s Guide for more detailed instructions on purchasing shares of the Funds.
•	Purchases must be made in U.S. dollars.
•	Wasatch Funds does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
•	Purchase requests may not be made via fax or email.
•	The Fund reserves the right to stop selling Investor Class shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the Federated Prime Cash Obligations Fund (Money Market Fund).
•	Purchase requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the purchase will be delayed until the request has been received in good order by the transfer agent.
•	Purchase requests made by telephone will only be accepted for accounts that have previously established bank information to allow electronic funds transfer from the Automated Clearing House (ACH).
•	When you make an initial purchase of shares online, the purchase amount will be withdrawn from your bank after the transfer agent has received your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your email address and we will mail a transaction confirmation to you when we have processed

20

January 31, 2018

your online application. Please double check that the bank information you provide is correct. You will be held liable for losses incurred by the Fund due to incorrect bank information.
•	A $20.00 fee will be assessed if your purchase cannot be made for any reason. See also “Insufficient Funds Policy.”
Selling (Redeeming) Shares
•	You may request that the Fund redeems all or a portion of your Investor Class shares.
•	The price of Investor Class shares you redeem will be determined the next time the Fund’s share prices are calculated after the transfer agent has received your request in good order.
•	Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined. Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges Form.
•	You may redeem shares in your account in amounts of $500 up to $100,000 (including for corporate accounts) online or by telephone.
•	Redemption requests for over $100,000 (in individual and corporate accounts) must be made in writing and a Medallion signature guarantee is required.
•	Wasatch Funds does not accept redemption requests made via fax or email.
•	The Fund will mail a check to the address on your account within seven days after the transfer agent has received your request in good order.
•	Redemption proceeds can also be sent by wire ($15.00 fee) or electronic funds transfer to your preauthorized bank account. The Fund’s transfer agent will increase the redemption request by the additional number of shares or partial shares needed to cover the wire transfer fee and will pay that fee to the processing bank.
•	Payment may be delayed for up to seven days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
•	Redemption requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the redemption will be delayed until the request has been received in good order by the transfer agent.
•	The Fund typically expects to pay redemption proceeds to redeeming shareholders within one business day following a request received in good order by the transfer agent. Receipt of redemption proceeds may take longer for wire transfers and ACH transactions, depending on your bank’s processing times. Receipt of redemption proceeds may also take longer if shares of the Fund are purchased through an intermediary.
•	The Fund can delay payment of redemption proceeds for up to seven days at any time if it is deemed to be in the best interests of the Fund to do so.
•	To meet redemption requests, the Fund typically expects to use cash reserves held in the Fund’s portfolio and/or the proceeds from sales of portfolio securities effected shortly after the redemption request. The Fund may also meet redemption requests by borrowing under a line of credit or through overdrafts with its custodian. The Fund more likely will employ these additional methods to meet larger redemption requests or during times of market stress.
•	The Fund generally pays redemptions in cash, and have filed a notice with the Securities and Exchange Commission of their intent to pay redemptions up to certain amounts in cash; however, the Fund reserves the right to redeem all or a portion of a redemption request with securities or other Fund assets, if it is determined to be in the best interests of the Fund to do so. Although generally unlikely, if the Fund does redeem shares in-kind, you will likely have to pay brokerage commissions to sell the securities or other assets delivered to you as well as any taxes on any capital gains incurred upon sale. In addition, the securities or other assets distributed to you will continue to be subject to market risk until they are sold.
•	Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.
•	If the account is worth less than the amount requested, the entire value of the account will be redeemed.
•	The Fund can suspend redemptions and/or delay payment of redemption proceeds for more than seven days after a redemption request has been received under the following unusual circumstances: (i) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings; or (b) during which trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable; or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may by order permit for the protection of security holders of the Fund.
•	The Fund reserves the right to reject or delay a redemption on certain legal grounds. See “Emergency Circumstances.”
•	Redeeming shares may result in a taxable capital gain or loss.
•	Due to money movement between Wasatch Funds and the Money Market Fund, requests made on the business day prior to a bank holiday will be processed on the following business day (subject to exception for redemptions of shares of the Money Market Fund during any period there is a temporary suspension of redemptions). This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

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Wasatch Funds — Account Policies

Redemption Fee
•	The Fund will deduct a fee of 2.00% from redemption proceeds on Fund shares held 60 days or less, except as noted below.
•	Exchanges on shares held 60 days or less will, subject to certain exceptions, trigger the redemption fee. Exchanges into or out of the Money Market Fund will not trigger the redemption fee.
•	The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.
•	If you bought shares on different days, the shares you held longest will be redeemed first for the purpose of determining whether the redemption fee applies.
•	Shares transferred from one shareholder to another shareholder retain their original purchase date in the hands of the transferee for the application of the redemption fee.
•	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.
•	The redemption fee does not apply to shares redeemed through a systematic withdrawal plan.
•	The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement.
•	The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering laws, could not be determined within a reasonable time after the account was opened.
•	The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order, or as a result of the liquidation of the Fund by its Board of Trustees.
•	The redemption fee does not apply to shares redeemed through an automatic, non-discretionary rebalancing or asset allocation program.
•	The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements.
•	The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account.
•	The redemption fee does not apply in the event of a back office correction made to an account to provide the shareholder with the intended transaction.
•	The redemption fee does not apply in the event of the following transactions: a distribution from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit.
•	The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days.
•	The redemption fee may be waived for certain wrap accounts and for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).
•	The redemption fee may be waived by Wasatch Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board’s policies and procedures to prevent market timing are designed to mitigate. All waivers provided by Wasatch Funds’ officers will be disclosed to the Fund’s Board at its next regularly scheduled quarterly meeting. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.
•	The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Fund, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by Wasatch Funds’ transfer agent. Such differences are typically attributable to system design differences and are unrelated to the investment in the Fund. These system differences are not intended or expected to facilitate market timing or frequent trading.
How the Fund’s Investor Class Shares are Priced
•	The Fund’s Investor Class share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Fund’s share price is calculated after the transfer agent has received your request in good order.
•	The Fund’s Investor Class share price, or net asset value (NAV), is calculated by dividing the value of all securities and other assets owned by the Investor Class of the Fund, less the liabilities charged to the Investor Class of the Fund, by the number of Investor Class shares outstanding.
•	The Fund’s share price is calculated as of the regular close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) every day the NYSE is open.
•	The Fund’s NAV will not be calculated on days the NYSE is closed (scheduled or unscheduled) or on holidays the NYSE observes, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the day before each observed holiday and the day after Thanksgiving and Christmas. NYSE holiday schedules are subject to change without notice.
•	The Fund’s investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the

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January 31, 2018

Advisor. Debt securities with a remaining maturity of 60 days or less at the time of purchase generally shall be valued by the amortized cost method unless it is determined that the amortized cost method would not represent fair value, in which case the securities would be marked to market. To the extent the Fund invests in registered open-end investment companies (other than exchange-traded funds), such investments are valued based on the NAV of such funds. The prospectuses of such funds will explain the circumstances under which these companies will use fair value pricing and the effects of using fair value pricing.
•	If market quotations are not readily available for the Fund’s investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the Pricing Committee of the Advisor with oversight by the Fund’s Board, in accordance with Board-approved Pricing Policies and Procedures.
•	The Fund’s investments will be valued at fair value by the Pricing Committee of the Advisor with oversight by the Fund’s Board if the Advisor determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (i.e., a foreign exchange or market) and before the time the Fund’s share price is calculated. In addition, the Fund may adjust the closing prices of certain foreign securities traded on markets that have closed prior to the U.S. equity markets (principally, overseas markets), using fair value factors provided by an independent pricing agent, on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Fund’s Board of Trustees) exceeds a certain threshold. The prices will not be adjusted for securities traded on markets that are open at the same time the U.S. equity markets are open, or when a reliable fair value factor is unavailable.
•	Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received if it had sold the investment.
•	The Fund may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Fund’s share prices are not calculated. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
Medallion Signature Guarantee
A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons.
Medallion signature guarantees are required by Wasatch Funds in the following cases:
•	To change your designated bank account or bank address.
•	To add bank information to an existing account.
•	To request a redemption (must be made in writing) in excess of $100,000 for any individual or corporate account.
•	To request a wire or ACH transfer of redemption proceeds to a bank account other than the bank account of record.
•	Requests for redemption proceeds to be mailed to an address other than the address of record.
•	Redemptions made within 30 days of an address change.
•	Certain transactions on accounts involving executors, administrators, trustees or guardians.
•	On the IRA Transfer Form if transferring your Wasatch Funds IRA to another fund family.
•	To change registered account holders.
•	To change the name on an account due to divorce or marriage (or you can provide a certified copy of the legal documents showing the name change).
•	To add telephone privileges.
The Fund reserves the right to require a Medallion signature guarantee under other circumstances.
How to Obtain a Medallion Signature Guarantee
Medallion signature guarantees must be obtained from a participant in one of the Medallion signature guarantee programs. The best sources for obtaining a Medallion guarantee are banks, savings and loan associations, brokerage firms or credit unions with which you do business. Call your financial institution to see if it participates in a Medallion program.
A Medallion signature guarantee may not be provided by a notary public.
Automatic Investment Plan (AIP)
•	Online, the AIP may be referred to as a pre-authorized draft or PAD.
•	Automatic purchases of Investor Class shares can be made for as little as $50 per month and/or $100 per quarter. The Funds do not currently charge a fee for this service.
•	You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
•	Your signed Account Privileges Change Form and an unsigned, voided check or deposit slip must be received at least 14 days prior to your first automatic purchase.
•	Your financial institution must be a member of the Automated Clearing House (ACH).
•	When your AIP has been established, the bank or financial institution you designate can begin debiting a preauthorized amount from your account on a specified date to purchase Investor Class shares for your Fund account.
•	A $20 fee will be assessed if your automatic purchase cannot be made for any reason.
•	Instructions to change your AIP must be received at least five days prior to your regularly scheduled purchase.
•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

23

Wasatch Funds — Account Policies

Systematic Withdrawal Plan (SWP)
•	You may arrange to make monthly, quarterly, semi-annual or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.
•	Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
•	You may choose either the 5th and/or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.
•	You may terminate the SWP at any time without charge or penalty.
•	The Fund may terminate or modify the plan after 60 days’ written notice to shareholders.
•	The redemption fee does not apply to shares redeemed through the plan.
•	If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued.
Exchanging Shares
•	Fund shares may be exchanged for shares of the same class of other Wasatch Funds. Shares of a class held by any shareholder who is eligible to hold shares of another class of the same or another Wasatch Fund may be exchanged upon the shareholder’s request on the basis of the relative NAV of the class held and the class to be purchased. Shares may be exchanged on days the NYSE is open for business.
•	The price of shares being exchanged will be determined the next time the Fund’s share price is calculated after the transfer agent has received your exchange request in good order.
•	Excessive exchanges may result in the termination of a shareholder’s exchange privileges. For more information please see “Policies to Prevent Market Timing.”
•	Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.
•	Exchanges may not be made for shares of Funds closed to new investors and existing shareholders.
•	You may open a new account or purchase additional shares by exchanging shares from an existing Fund account holding the same class of shares.
•	A new account opened by exchange will have the same registration as the existing account and is subject to the minimum initial investment requirements.
•	Additional exchanges may be made for $500 or more.
•	Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if shares are registered in the name of a corporation, partnership or fiduciary.
•	To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from Wasatch Funds’ website or by calling a shareholder services representative.
•	Exchanges on shares held 60 days or less will trigger the redemption fee, subject to certain exceptions as noted above.
•	New accounts automatically have the telephone exchange privilege, unless it has been specifically declined.
•	Wasatch Funds does not accept exchange requests made via fax or email.
•	Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Fund.
•	Exchanging shares between Funds may result in a taxable capital gain or loss.
•	The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.
Exchanges between Wasatch Funds and the Federated Prime Cash Obligations Fund (A Money Market Fund)
•	You may exchange all or a portion of your investment in a Fund for Automated Class shares of the Federated Prime Cash Obligations Fund (the Money Market Fund). The Money Market Fund is made available to shareholders of the Wasatch Funds who maintain direct accounts with the Wasatch Funds and who meet the eligibility requirements and investment minimum for the respective class of the Money Market Fund. The Money Market Fund is only available to accounts beneficially owned by natural persons as described in its prospectus. The Money Market Fund is managed by Federated Investment Management Company (and not by Wasatch Advisors), and invests in a diversified portfolio of money market instruments. The Money Market Fund and Federated Investment Management Company are not affiliated with Wasatch Funds or Wasatch Advisors. SHARES OF THE MONEY MARKET FUND ARE NOT OFFERED BY THIS PROSPECTUS AND THE MONEY MARKET FUND IS NOT OVERSEEN BY THE BOARD OF TRUSTEES OF WASATCH FUNDS.
•	You should note that the Money Market Fund has adopted policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event that the Money Market Fund’s weekly liquid assets were to fall below a designated threshold, if the Money Market Fund’s board determines that such liquidity fees or redemption gates are in the best interest of the Money Market Fund. Any liquidation fee will reduce the amount you receive upon the redemption of your Money Market Fund shares and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. If redemptions are temporarily suspended, the Money Market Fund will not accept redemptions or exchange orders, including into a Wasatch Fund, until the Money Market Fund has notified its shareholders that the redemption gate has been lifted at which time, a new redemption or exchange request must be submitted. Please refer to the prospectus of the Money Market Fund

24

January 31, 2018

to review the investment strategies, fees and expenses, and risks, including the risk of liquidity fees and redemption gates, of the Money Market Fund before investing in or exchanging into shares of the Money Market Fund.
•	Exchanges are subject to the minimum purchase and redemption amounts set forth in the applicable fund’s prospectus unless otherwise noted on the application.
•	Shareholders may exchange Money Market Fund shares to purchase shares of the Fund but not for shares of Wasatch Funds that are closed to new investors and existing shareholders.
•	The automatic exchange plan allows you to make automatic monthly investments in Investor Class shares of the Wasatch Funds by exchanging shares from your Money Market Fund account. There is no fee for this service.
•	Any changes to the automatic exchange plan must be made 10 business days prior to the transaction.
•	Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Fund’s shares are priced, unless it is the business day prior to a bank holiday or the Money Market Fund has temporarily suspended its redemptions as noted below. Requests made on the business day prior to a bank holiday will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice. In addition, requests to exchange from the Money Market Fund into a Wasatch Fund made during any period that the Money Market Fund has temporarily suspended redemptions will not be accepted. Shareholders wishing to exchange shares of the Money Market Fund for shares of a Wasatch Fund once the redemption gate is lifted will need to submit a new request.
•	You will begin accruing income from the Money Market Fund on the first business day following the exchange provided it is not a bank holiday.
•	Dividends earned in the Money Market Fund are payable at the time of full liquidation or at the end of the month if a balance remains in the account.
•	Shareholders should read the prospectus for the Money Market Fund prior to exchanging into it.
Eligible Investments into Closed Funds
Information about eligible purchases of closed Wasatch Funds can be found in the SAI or by calling a shareholder services representative.
Purchasing and Selling Shares Through Third Parties Such as Brokers or Banks
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
•	Certain features offered by Wasatch Funds, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
•	Once you have established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.
•	Wasatch Funds and/or the Advisor may enter into agreements with various intermediaries pursuant to which such firms may accept orders on behalf of the Fund and provide administrative services with respect to customers who are beneficial owners of Investor Class shares of the Fund.
•	The Advisor may compensate certain financial intermediaries (which may include broker-dealers, banks, third-party recordkeepers, and other industry professionals) to provide certain recordkeeping services to the Fund and the Fund’s shareholders in lieu of the Fund’s transfer agent (including account maintenance and shareholder servicing; “Sub-TA services”), and for the sale and/or distribution of the Fund’s shares. Depending on the share class, the Fund may reimburse the Advisor for the amounts paid for Sub-TA services. To the extent the Advisor pays for sales or distribution of Fund shares, it does so out of its profits derived from the Advisor’s management fee. The Advisor’s compensation out of its profits is referred to as “revenue sharing.” Examples of revenue sharing payments include, but are not limited to, payment to financial intermediaries for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Advisor access to the financial intermediary’s sales force; granting the Advisor access to the financial intermediary’s conferences and meetings; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based on one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial intermediary, or other factors as agreed to by the Advisor and the financial intermediary or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, by agreement with the financial intermediary, from time to time. The revenue sharing payments may be substantial, and may differ among financial intermediaries. Such payments may provide an incentive for the financial intermediary to make shares of the Fund available to its customers and may allow the Fund greater access to the financial intermediary’s customers. The SAI contains additional information about these payments, including the names of firms to which payments are made.
•	If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex

25

Wasatch Funds — Account Policies

over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by Wasatch Funds and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase.
Shareholder Reports
We mail annual and semi-annual reports and prospectuses unless you elect to receive them via email by filling out the consent form on our website.
Annual reports are dated September 30th, the close of the Fund’s fiscal year, and contain important information about the Fund, including the market conditions and investment strategies that affected performance during the period, portfolio holdings and audited financial statements. Semi-annual reports are dated March 31st and contain information about the Fund’s performance and portfolio holdings as well as unaudited financial statements.
To help reduce Fund expenses, we generally send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Shareholder Services at 800.551.1700. We will begin sending you individual copies within 30 days after receiving your request.
Additional copies of shareholder reports are available by downloading them from our website or by calling a shareholder services representative.
Account Statements
Account statements will be mailed quarterly, or you may receive quarterly statements via email if you consent to electronic document delivery on our website. We will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through an automatic investment plan, you will receive confirmation of your purchases quarterly.
We may consolidate statements for accounts with the same address and social security number. If you would like to receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements within 30 days after receiving your request.
Establishing a Household Relationship
You may also establish a Household Relationship for your current accounts or add accounts to your existing relationship by completing the Household Relationship Form. Our householding service combines all of your account statements and confirmations into a single envelope. It also combines financial reports and prospectuses for everyone in your “household” into one mailing. Establishing a Household Relationship will not affect the ownership status of the accounts in your Household Relationship. All accounts added to a Household
Relationship must have the same address. The following types of accounts are ineligible for inclusion in a Household Relationship: Corporate, Fiduciary, Estate, Investment Club, Club, Lodge or Association.
If you would like to discontinue your Household Relationship and receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.
Verification of Account Statements
You must contact Wasatch Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within 60 days after the confirmation statement date.
Cost Basis Tax Reporting
For securities defined as “covered” under current Internal Revenue Service (IRS) cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a cost basis method.
As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each shareholder’s Consolidated Form 1099 when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.
The Fund has chosen average cost as its standing (default) cost basis method for all shareholders. A cost basis method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing cost basis method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific cost basis method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Changes from or to the default method or alternate method chosen by the shareholder must be made in writing and cannot be made over the telephone. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.
Inactive Account Notice
Certain states require the Fund to notify shareholders that the assets held in their account(s) may be transferred to the appropriate state if there is no account activity within the time specified by state law. Contact a shareholder services representative for additional information.

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January 31, 2018

Involuntary Redemption
In addition to the right to convert shares held by any shareholder who is no longer eligible to hold such shares, the Fund reserves the right to redeem the shares held in any account if the account balance falls below $500, unless the account has an automatic investment plan. Your account will not be closed if the drop is due to share price fluctuations. You will be given at least 60 days’ written notice before an involuntary redemption is made. You can prevent an involuntary redemption by restoring the account to the minimum investment amount during the 60 days.
Emergency Circumstances
Wasatch Funds or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach Wasatch Funds by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. The Fund can suspend redemptions and/or delay payments of redemption proceeds when the NYSE is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission (SEC).
Responsibility for Fraud
Wasatch Funds and its agents will not be responsible for any losses resulting from unauthorized transactions provided reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.
Insufficient Funds Policy
The Fund reserves the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Fund will charge your account a $20.00 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Fund as a result of the canceled purchase. If you are already a shareholder in the Fund, Wasatch Funds may redeem shares in your account(s) to cover losses due to fluctuations in share price.
Third Party Checks
To guard against check fraud, Wasatch Funds will not accept checks made payable to third parties.
Changes to Bank Information
Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. A new application, legal documentation and a Medallion signature guarantee is required.
Address Changes
To change the address on your account, visit our website, call a shareholder services representative or send a written request signed by all account owners. Include the name and Class of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.
About the Money Market Fund
The Federated Prime Cash Obligations Fund (the Money Market Fund) is managed by Federated Investment Management Company, not by Wasatch Advisors. Federated Investment Management Company is not an affiliate of Wasatch Advisors or Wasatch Funds. Federated Securities Corp. is the distributor of the Money Market Fund. The Money Market Fund is made available to Wasatch Funds shareholders maintaining direct accounts and who meet the eligibility and investment minimums of the respective class of the Money Market Fund pursuant to agreements between the Funds’ investment advisor, the Funds’ transfer agent and Federated Investment Management Company, any of which may be terminated without notice to Wasatch Funds shareholders.
Neither Wasatch Funds nor Wasatch Advisors makes any representation with respect to the suitability of the Money Market Fund for any shareholder. Please read the separate prospectus for the Money Market Fund carefully before investing in it to understand the Fund’s objectives, strategies, risks and historical performance.

27

Wasatch Funds — Dividends, Capital Gain Distributions and Taxes

In addition to any increase in the value of shares the Fund may achieve, you may receive dividend and capital gain distributions from the Fund.
Dividends
Dividends from stocks and interest earned from other investments are the Fund’s main sources of investment income. It is intended that substantially all of the Fund’s net investment income (income less expenses), if any, will be distributed at least annually as dividends to shareholders. As noted below, the Fund expects that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.
Capital Gains
When the Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.
Buying a Dividend
Purchasing shares of the Fund shortly before it makes dividend or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.
Unless you are investing in a tax-deferred account like an IRA, you may want to consider waiting to invest until after the Fund makes a distribution.
Reinvestment of Dividend and Capital Gain Distributions
Dividend and capital gain distributions made by the Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request in good order.
Federal Income Taxes
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (IRS) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be deposited in the Fund. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
The Fund intends to qualify as a “regulated investment company” under federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by tax law, the Fund generally will not pay federal income taxes. Dividends paid from the Fund’s net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of the Funds will constitute “qualified dividends” generally eligible for the maximum marginal stated federal tax rate of 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). In certain cases (e.g., as with some capital gains attributable to real estate investment trust [REIT] shares) a higher rate applies. The Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.”
Distributions paid from the Fund’s long-term capital gains and properly reported by the Fund as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. The Fund expects that, as a result of its objectives and strategies, distributions (if any) will consist primarily of capital gains.
The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. Tax laws may require you to treat distributions made to you in January as if you had received them on December 31st of the previous year.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
To the extent that the Fund invests in REITs, the REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares. The actual composition for tax reporting purposes will depend on the year-end tax characterizations of dividends paid by certain securities held by the Fund and on tax regulations.

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January 31, 2018

Gain or loss upon the sale of shares of the Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from your Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.
The Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS Rules and Regulations for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.
To the extent the Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If the Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in the dividends being taxed to you, including your share of taxes paid to other countries, which may permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.
If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes
(other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions. However, distributions received by a foreign investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.
A distribution from a Fund that is properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund, or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund, may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions in respect of shares may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury, and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding tax after December 31, 2018.
When You will Receive Tax Information
After the end of each calendar year, you will be sent information on redemptions, and dividend and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as “qualified dividends,” and the portion taxable as long-term capital gains.
Account tax information will also be sent to the IRS.

29

Wasatch Funds — Financial Highlights
January 31, 2018

The Financial Highlights tables on the following pages are intended to help you understand the financial performance of the Investor Class of the Fund for the past five years ended September 30th. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Investor Class of the Fund (assuming reinvestment of all dividends and distributions).
The Financial Highlights were audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request from Wasatch Funds.

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31

Wasatch Funds — Financial Highlights

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Long/Short Fund
Year ended 9/30/17	$12.63	(0.14)	0.09	(0.05)	— [4]	—	— [4]	— [4]
Year ended 9/30/16[19]	$12.36	(0.08)	1.60	1.52	— [4]	(0.01)	(1.24)	(1.25)
Year ended 9/30/15	$16.29	0.02	(3.00)	(2.98)	— [4]	(0.14)	(0.81)	(0.95)
Year ended 9/30/14	$15.82	0.17	0.65	0.82	— [4]	—	(0.35)	(0.35)
Year ended 9/30/13	$13.66	(0.04)	2.23	2.19	— [4]	—	(0.03)	(0.03)
See Notes to Financial Highlights.
32

(for an Investor Class share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$12.58	(0.37)	2.31 6 7	2.31 6 7	(0.71)	(0.71)	$ 79,841	40%
$12.63	13.38	1.83 6 7	1.83 6 7	(0.06)	(0.06)	$ 184,158	47%
$12.36	(19.33)	1.61 [7]	1.61 [7]	0.12	0.12	$ 616,192	44%
$16.29	5.21	1.53 7 9	1.53 7 9	1.05	1.05	$1,696,707	47%
$15.82	16.09	1.51 [7]	1.51 [7]	(0.22)	(0.22)	$1,479,371	47%
33

Wasatch Funds — Notes to Financial Highlights
January 31, 2018

[1]	Not annualized for periods less than one year.
[2]	Annualized for periods less than one year.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[4]	Represents amounts less than $0.005 per share.
[6]	Includes interest expenses of more than 0.005%.
[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]	Expenses Before Waivers and Reimbursements[2]
Long/Short Fund — Investor Class
Year ended 9/30/17	1.42%	1.42%
Year ended 9/30/16	1.42%	1.42%
Year ended 9/30/15	1.30%	1.30%
Year ended 9/30/14	1.27%	1.27%
Year ended 9/30/13	1.28%	1.28%
[9]	Includes extraordinary expenses of less than 0.01%.
[19]	Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses. Excluding this non-recurring reimbursement, the ratio of expenses to average net assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Long/Short Fund — Investor Class	1.83	1.83
34

Wasatch Funds — Privacy Policy
January 31, 2018

The personal information we collect or disclose is handled with the utmost respect for your privacy and is motivated by our desire to serve you better.

•	We will not disclose your personal information to anyone unless it is necessary to provide you with our services, at your direction, or required by law.
•	We do not allow individuals or companies that provide services to Wasatch Funds to use your personal information for their own marketing purposes.
•	We maintain contracts with individuals or companies providing services to Wasatch Funds’ shareholders that require them to protect the confidentiality of your personal information.
•	We afford the same protection of personal information to prospective and former shareholders that we do to current shareholders.
•	We consider all the information we have about you to be confidential, including the fact that you are a Wasatch Funds shareholder (unless you tell us otherwise).
•	We restrict access to your personal information to employees who service your accounts.
•	We maintain physical, electronic and procedural safeguards that comply with federal standards for maintaining the confidentiality of your information.
Information We May Collect
Most of the personal information we collect comes directly from you. The ways we gather it may include:

•	Account applications. When you open an account the information we collect may include your name, address, phone number, email address and social security number.
•	Transactions. To manage your account and provide information to you such as account statements, we maintain current and historical records of each of your transactions and accounts with Wasatch Funds.
•	Website. We collect some information on our website through the use of “cookies.” For example, we may identify the web pages your browser requests or visits. On the website, we can only identify you if you choose to identify yourself, for example, if you open an account or make transactions online. For more information please read our online privacy policy at www.WasatchFunds.com.
Information We May Disclose
We disclose information about current and former shareholders to parties outside of Wasatch for the following purposes:

•	To service your account and process your transactions. For example, the transfer agent collects and stores account and transaction data.
•	To do as you request. For example, you may direct us to send your statements and confirmations to a third party.
•	To print and mail materials to you. Companies that provide printing and mailing services are prohibited from using your information in any way other than the purpose for which it was provided.
•	To comply with laws or regulations. We may disclose or report personal information as required by law, for example, to respond to a subpoena, court order or regulatory demand made by the proper authorities.
•	To the extent permitted by law. For example, the law permits us to respond to a request for information from a consumer reporting agency.

35

General
This prospectus is for Investor Class shares of the Fund. Institutional Class shares are offered under a different prospectus. You should also review the Institutional Class prospectus to learn about the different features of Institutional Class shares. For more information about Institutional Class shares and eligibility requirements, contact Wasatch.
If you have any questions about Wasatch Funds or would like more information, please contact Wasatch Funds.
Online
www.WasatchFunds.com
or via email at
shareholderservice@wasatchfunds.com
Telephone
800.551.1700
Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.
Mail
Wasatch Funds
P.O. Box 2172
Milwaukee, WI 53201-2172

36

Wasatch Funds
January 31, 2018

Wasatch Funds
January 31, 2018

Wasatch Funds
January 31, 2018

Wasatch Funds
January 31, 2018

2018 Prospectus
www.WasatchFunds.com • 800.551.1700
You may obtain a free copy of the Funds’ SAI, annual or semi-annual reports, or quarter-end portfolio holdings on the Funds’ website at www.WasatchFunds.com or by contacting Wasatch at the telephone number listed above. You may make inquiries to the Fund via mail at Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172, via email at shareholderservice@wasatchfunds.com or by calling the telephone number listed above. Shareholder representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.
The SAI provides more details about the Funds and their policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The reports contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance for the most recent six- or 12-month period, as applicable. You can go to the EDGAR database on the SEC’s website (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC. Copies of this information also may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by electronic request at the following email address: publicinfo@sec.gov. Information about the Funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission at 202.551.8090 for information.
Investment Company Act File Number: 811-4920
FSC
www.fsc.org
MIX
Paper from
responsible sources
FSC® C132107

INSTITUTIONAL CLASS / EQUITY FUNDS / Wasatch Core Growth Fund (WIGRX) • Wasatch Emerging India Fund (WIINX) • Wasatch Emerging Markets Select Fund (WIESX) • Wasatch Emerging Markets Small Cap Fund (WIEMX) • Wasatch Frontier Emerging Small Countries Fund (WIFMX) • Wasatch Global Opportunities Fund (WIGOX) • Wasatch Global Value Fund (WILCX) • Wasatch International Growth Fund (WIIGX) • Wasatch International Opportunities Fund (WIIOX) • Wasatch Small Cap Growth Fund (WIAEX) • Wasatch Small Cap Value Fund (WICVX) • Wasatch World Innovators Fund (WIGTX)
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

1

Wasatch Core Growth Fund® — Summary

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Institutional Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.10%
Total Annual Fund Operating Expenses[1]	1.10%
Expense Reimbursement	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.05% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Institutional Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Core Growth Fund — Institutional Class	$107	$345	$602	$1,336
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
2

January 31, 2018

Principal Strategies
The Fund invests primarily in smaller growing companies at reasonable prices.
Under normal market conditions, we will invest at least 65% of the Fund’s net assets in the equity securities of growing companies. The companies in which we invest are usually small to mid-size with market capitalizations of less than $5 billion at the time of purchase.
The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed, emerging markets, or frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
We focus on companies that we consider to be high quality. We use a process of “bottom-up” fundamental analysis to look for individual companies that we believe are stable and have the potential to grow steadily for long periods of time. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long-term earnings growth rate. The Fund’s secondary objective of income is achieved when fast growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
3

Wasatch Core Growth Fund® — Summary

Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the
4

January 31, 2018

pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
5

Wasatch Core Growth Fund® — Summary

Historical Performance
The following tables provide information on how the Institutional Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Institutional Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Institutional Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Institutional Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Core Growth Fund — Institutional Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 12/31/2014	9.87%
Worst — 9/30/2015	-8.14%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	Since Inception (1/31/12)
Wasatch Core Growth Fund — Institutional Class
Return Before Taxes	24.48%	14.66%	14.52%
Return After Taxes on Distributions	22.75%	13.52%	13.55%
Return After Taxes on Distributions and Sale of Fund Shares	15.28%	11.63%	11.66%
Russell 2000® Index* (reflects no deductions for fees, expenses or taxes)	14.65%	14.12%	13.41%
Russell 2000® Growth Index* (reflects no deductions for fees, expenses or taxes)	22.17%	15.21%	13.94%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
6

January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
JB Taylor Lead Portfolio Manager Since 2000	Paul Lambert Portfolio Manager Since 2005	Mike Valentine Portfolio Manager Since August 2017
Purchase and Sale of Fund Shares
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including Individual Retirement Accounts (IRAs), is $100,000. Other than the reinvestment of dividends, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
7

Wasatch Emerging India Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Institutional Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fee	1.25%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.42%
Total Annual Fund Operating Expenses[1]	1.67%
Expense Reimbursement	(0.17)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.50%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Institutional Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging India Fund — Institutional Class	$153	$511	$893	$1,963
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
8

January 31, 2018

Principal Strategies
The Fund invests primarily in companies tied economically to India.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of companies tied economically to India.
We will generally consider qualifying investments to be in companies that are listed on an Indian exchange, that have at least 50% of their assets in India, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in India.
The Fund is expected to invest across market capitalization levels, ranging from small capitalization stocks to larger capitalization stocks. However, we expect the Fund to invest a significant portion of its assets in small to mid-size companies with market capitalizations of less than US$5 billion at the time of purchase.
The Fund may also invest in companies domiciled in developed, emerging and frontier markets.
We use a process of quantitative screening followed by “bottom up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
We may also invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries (such as India) include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance,
9

Wasatch Emerging India Fund® — Summary

which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies (including thrifts and mortgage finance companies, and consumer finance companies) may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain.
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January 31, 2018

Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation
11

Wasatch Emerging India Fund® — Summary

in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
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January 31, 2018

Historical Performance
The following tables provide information on how the Institutional Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Institutional Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance over the past calendar year, as represented by the Institutional Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Institutional Class for the calendar year shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Emerging India Fund — Institutional Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 3/31/2017	22.92%
Worst — 9/30/2017	1.49%

Average Annual Total Returns — (as of 12/31/17)	1 Year	Since Inception (2/1/16)
Wasatch Emerging India Fund — Institutional Class
Return Before Taxes	53.55%	30.16%
Return After Taxes on Distributions	52.19%	29.38%
Return After Taxes on Distributions and Sale of Fund Shares	30.83%	23.39%
MSCI IMI (Investable Market Index)* (reflects no deductions for fees, expenses or taxes)	43.72%	25.19%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
13

Wasatch Emerging India Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Ajay Krishnan, CFA Lead Portfolio Manager Since Inception	Matthew Dreith, CFA Associate Portfolio Manager Since January 31, 2016
Purchase and Sale of Fund Shares
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including Individual Retirement Accounts (IRAs), is $100,000. Other than the reinvestment of dividends, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
14

Wasatch Emerging Markets Select Fund® — Summary
January 31, 2018

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Institutional Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.51%
Interest Expense	0.01%
Total Annual Fund Operating Expenses[1]	1.52%
Expense Reimbursement	(0.31)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.21%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.20% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Institutional Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging Markets Select Fund — Institutional Class	$123	$450	$800	$1,786
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.
15

Wasatch Emerging Markets Select Fund® — Summary

Principal Strategies
The Fund invests primarily in companies of all market capitalizations that are tied economically to emerging market countries.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of companies that are tied economically to emerging market countries.
Emerging market countries are those currently included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. We will generally consider qualifying investments to be in companies that are listed on an exchange in an emerging market country, that have at least 50% of their assets in an emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country.
Under normal market conditions, the Fund will generally invest in 30 to 50 companies. However, we may invest in fewer or more companies when we believe that doing so will help our efforts to achieve the Fund’s investment objective.
We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis with the goal of owning the highest quality growth companies tied economically to emerging market countries. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may also invest in companies domiciled in developed and frontier markets.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
The Fund may invest a large percentage of its assets in a particular region or market, including India.
The Fund may invest in initial public offerings (IPOs), early stage companies and in convertible securities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
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January 31, 2018

Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Small Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price
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Wasatch Emerging Markets Select Fund® — Summary

competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental
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January 31, 2018

damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Convertible Securities Risk. The Fund may invest in convertible securities, which are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality, and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed-income securities, and the markets for convertible securities may be less liquid than the markets for common stocks or bonds. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security then the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed-income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back a convertible security at a time and price that is unfavorable to the Fund.
19

Wasatch Emerging Markets Select Fund® — Summary

Historical Performance
The following tables provide information on how the Institutional Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Institutional Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Institutional Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Institutional Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Emerging Markets Select Fund — Institutional Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 3/31/2017	14.67%
Worst — 9/30/2015	-15.05%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	Since Inception (12/13/12)
Wasatch Emerging Markets Select Fund — Institutional Class
Return Before Taxes	37.98%	2.05%	2.39%
Return After Taxes on Distributions	37.98%	2.07%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares	21.50%	1.62%	1.89%
MSCI Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	37.28%	4.35%	4.59%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
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January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Ajay Krishnan, CFA Lead Portfolio Manager Since Inception	Roger Edgley, CFA Portfolio Manager Since Inception	Scott Thomas, CFA, CPA Associate Portfolio Manager Since January 31, 2016	Matthew Dreith, CFA Associate Portfolio Manager Since January 31, 2018
Purchase and Sale of Fund Shares
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including Individual Retirement Accounts (IRAs), is $100,000. Other than the reinvestment of dividends, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
21

Wasatch Emerging Markets Small Cap Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Institutional Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fee	1.65%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.22%
Interest Expense	0.01%
Total Annual Fund Operating Expenses[1]	1.88%
Expense Reimbursement	(0.07)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.81%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.80% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Institutional Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging Markets Small Cap Fund — Institutional Class	$184	$584	$1,010	$2,196
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
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Principal Strategies
The Fund invests primarily in small companies tied economically to emerging markets.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of small-capitalization companies that are tied economically to emerging market countries. The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of US$3 billion or the market capitalization of the largest company in the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index during the most recent 12-month period. As of its most recent reconstitution date, the market capitalization of the largest company in the MSCI Emerging Markets Small Cap Index was $4.87 billion. The capitalization of the largest company in the MSCI Emerging Markets Small Cap Index is subject to change at its next reconstitution date.
Emerging market countries are those currently included in the MSCI Emerging Markets Index. We will generally consider qualifying investments to be in companies that are listed on an exchange in an emerging market country, that have at least 50% of their assets in an emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may also invest in companies domiciled in developed and frontier markets.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
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Wasatch Emerging Markets Small Cap Fund® — Summary

Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Small Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
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January 31, 2018

Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies (including consumer finance companies) may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
25

Wasatch Emerging Markets Small Cap Fund® — Summary

Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
26

January 31, 2018

Historical Performance
The following tables provide information on how the Institutional Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Institutional Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance over the past calendar year, as represented by the Institutional Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Institutional Class for the calendar year shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Emerging Markets Small Cap Fund — Institutional Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 3/31/2017	9.83%
Worst — 9/30/2017	7.14%

Average Annual Total Returns — (as of 12/31/17)	1 Year	Since Inception (2/1/16)
Wasatch Emerging Markets Small Cap Fund — Institutional Class
Return Before Taxes	38.03%	19.13%
Return After Taxes on Distributions	38.03%	19.13%
Return After Taxes on Distributions and Sale of Fund Shares	21.53%	14.84%
MSCI Emerging Markets Small Cap Index* (reflects no deductions for fees, expenses or taxes)	33.84%	22.90%
MSCI Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	37.28%	29.14%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
27

Wasatch Emerging Markets Small Cap Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Roger Edgley, CFA Lead Portfolio Manager Since 2007	Andrey Kutuzov, CFA Associate Portfolio Manager Since January 31, 2014	Scott Thomas, CFA, CPA Associate Portfolio Manager Since January 31, 2015	Kevin Unger, CFA Associate Portfolio Manager Since January 31, 2018
Purchase and Sale of Fund Shares
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including Individual Retirement Accounts (IRAs), is $100,000. Other than the reinvestment of dividends, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
28

Wasatch Frontier Emerging Small Countries Fund® — Summary
January 31, 2018

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Institutional Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fee[1]	1.65%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.39%
Interest Expense	0.03%
Total Annual Fund Operating Expenses[1,2]	2.07%
Expense Reimbursement	(0.09)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.98%
[1]	Effective January 31, 2018, the management fee was reduced from 1.75% to 1.65%. The management fee and the total annual fund operating expenses have been restated to reflect the current management fee.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Institutional Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Frontier Emerging Small Countries Fund — Institutional Class	$201	$640	$1,105	$2,393
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
29

Wasatch Frontier Emerging Small Countries Fund® — Summary

Principal Strategies
The Fund invests primarily in the equity securities of companies of all market capitalizations that are tied economically to frontier markets and small emerging market countries.
Under normal market conditions, we will invest at least 80% of the Fund’s assets (plus borrowings for investment purposes) in the equity securities of companies that are tied economically to frontier markets and small emerging market countries.
“Frontier markets” include any country that is outside the Morgan Stanley Capital International (MSCI) All Country World Index, and also any country that is currently included in the Russell Frontier Index, the S&P Frontier Broad Market Index (BMI), the MSCI Frontier Markets Index, or similar market indexes, or any country that, in our opinion, has similar characteristics regardless of its inclusion in an index.
“Emerging markets” include those countries currently considered to be developing as per their inclusion in the MSCI Emerging Markets Index. We consider a “small emerging market country” to be any country that individually constitutes not more than 7% of the MSCI Emerging Markets Index or the S&P Emerging BMI.
We will generally consider qualifying investments to be in companies that are listed on an exchange in a frontier market or small emerging market country, that are legally domiciled in a frontier market or small emerging market country, that have at least 50% of their assets in a frontier market or small emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a frontier market or small emerging market country. The Fund will not be required to sell a security because the market to which it is economically tied is no longer what we consider to be a frontier market or a small emerging market country.
In general, frontier markets and small emerging market countries, with the exception of the oil-producing Persian Gulf States, tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets and the world’s major developed economies. Frontier and small emerging market countries include the least developed markets even by emerging market standards. We believe frontier markets and small emerging market countries offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance. The Fund may also invest in companies domiciled in developed markets.
The Fund may invest in the equity securities of companies of any size, although we expect a significant portion of the Fund’s assets to be invested in companies with market capitalizations of under US$3 billion at the time of purchase.
We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis with the goal of owning the highest quality growth companies tied economically to frontier markets and small emerging market countries.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
We may also invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange
30

January 31, 2018

rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries, and in particular small emerging market countries, include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Small Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Liquidity Risk. The trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at the currently marked price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile affecting the daily NAV of the Fund.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in
31

Wasatch Frontier Emerging Small Countries Fund® — Summary

general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
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January 31, 2018

Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
33

Wasatch Frontier Emerging Small Countries Fund® — Summary

Historical Performance
The following tables provide information on how the Institutional Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Institutional Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance over the past calendar year, as represented by the Institutional Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Institutional Class for the calendar year shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Frontier Emerging Small Countries Fund — Institutional Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2017	7.97%
Worst — 9/30/2017	1.85%

Average Annual Total Returns — (as of 12/31/17)	1 Year	Since Inception (2/1/16)
Wasatch Frontier Emerging Small Countries Fund — Institutional Class
Return Before Taxes	21.49%	7.06%
Return After Taxes on Distributions	21.49%	7.06%
Return After Taxes on Distributions and Sale of Fund Shares	12.16%	5.42%
MSCI Frontier Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	26.79%	19.52%
MSCI Frontier Markets Index* (reflects no deductions for fees, expenses or taxes)	31.86%	20.74%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
34

January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Roger Edgley, CFA Lead Portfolio Manager Since June 6, 2016	Jared Whatcott, CFA Portfolio Manager Since January 31, 2016	Scott Thomas, CFA, CPA Portfolio Manager Since June 6, 2016
Purchase and Sale of Fund Shares
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including Individual Retirement Accounts (IRAs), is $100,000. Other than the reinvestment of dividends, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
35

Wasatch Global Opportunities Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Institutional Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fee	1.25%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.67%
Interest Expense	0.01%
Total Annual Fund Operating Expenses[1]	1.93%
Expense Reimbursement	(0.57)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.36%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.35% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Institutional Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Global Opportunities Fund — Institutional Class	$138	$550	$988	$2,206
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
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January 31, 2018

Principal Strategies
The Fund invests primarily in small and micro cap foreign and domestic companies.
Under normal market conditions, we will invest the Fund’s assets primarily in the equity securities of foreign and domestic companies with market capitalizations of less than US$5 billion at the time of purchase. The Fund may invest a significant portion of its total assets (up to 35% under normal market conditions) in securities of companies with market capitalizations greater than US$5 billion at the time of purchase when the companies meet our investment criteria. The Fund may also invest a significant portion of its total assets in micro cap companies with market capitalizations below US$1 billion (up to 90% under normal market conditions).
The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, we expect at least 40% of its assets to be invested outside the United States, or if conditions are not favorable, 30% of its assets to be invested outside the United States). Securities issued by foreign companies incorporated outside the United States whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation.
The Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe are the World’s Best Growth Companies. We travel extensively to visit companies and expect to meet with senior management.
We may also invest in growth companies that we believe have had a temporary setback and therefore have appealing valuation relative to their long-term growth potential.
At times, we may invest in early stage companies with limited or no earnings history if we believe they have outstanding long-term growth potential. We may also invest in initial public offerings (IPOs).
We do not use allocation models to restrict the Fund’s investments to certain regions, countries, sectors or industries. We may significantly shift Fund assets between asset classes, sectors, and geographic regions based on where we believe the best growth opportunities and valuations currently exist.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting,
37

Wasatch Global Opportunities Fund® — Summary

accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Micro Cap and Small Company Stock Risk. Micro cap and small company stocks may be very sensitive to changing economic conditions and market downturns because the issuers have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small and micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
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January 31, 2018

Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information
39

Wasatch Global Opportunities Fund® — Summary

technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
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January 31, 2018

Historical Performance
The following tables provide information on how the Institutional Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Institutional Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance over the past calendar year, as represented by the Institutional Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Institutional Class for the calendar year shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Global Opportunities Fund — Institutional Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 3/31/2017	11.86%
Worst — 9/30/2017	4.74%

Average Annual Total Returns — (as of 12/31/17)	1 Year	Since Inception (2/1/16)
Wasatch Global Opportunities Fund — Institutional Class
Return Before Taxes	38.10%	21.11%
Return After Taxes on Distributions	34.84%	18.30%
Return After Taxes on Distributions and Sale of Fund Shares	24.26%	16.10%
MSCI ACWI (All Country World) Small Cap Index* (reflects no deductions for fees, expenses or taxes)	23.81%	23.30%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
41

Wasatch Global Opportunities Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
JB Taylor Lead Portfolio Manager Since 2011	Ajay Krishnan, CFA Lead Portfolio Manager Since 2012
Purchase and Sale of Fund Shares
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including Individual Retirement Accounts (IRAs), is $100,000. Other than the reinvestment of dividends, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
42

Wasatch Global Value Fund™ (formerly, Wasatch Large Cap Value Fund®) — Summary
January 31, 2018

Investment Objectives
The Fund’s investment objectives are to seek capital appreciation and income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Institutional Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fee	0.90%
Distribution/Service (12b-1) Fee	None
Other Expenses	1.41%
Total Annual Fund Operating Expenses[1]	2.31%
Expense Reimbursement	(1.36)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.95%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 0.95% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Institutional Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Global Value Fund — Institutional Class	$97	$591	$1,112	$2,541
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
43

Wasatch Global Value Fund™ (formerly, Wasatch Large Cap Value Fund®) — Summary

Principal Strategies
The Fund invests primarily in equity securities of foreign and domestic companies.
Under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities of foreign and domestic companies of all market capitalizations.
The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, we expect at least 40% of its assets to be invested outside the United States, or if conditions are not favorable, 30% of its assets to be invested outside the United States). Securities issued by foreign companies incorporated outside the United States whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation.
The Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
The Fund may invest in the equity securities of companies of any size, although we expect a significant portion of the Fund’s assets to be invested in companies with market capitalizations of over US$5 billion at the time of purchase.
To achieve the Fund’s investment objectives, the Fund invests in securities that we believe are priced below their intrinsic long-term value based on our valuation analysis.
When evaluating a potential investment for the Fund, we employ a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The initial valuation review may include:
•	Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, and price/earnings-to-growth.
•	Discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.
The Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
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January 31, 2018

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of
45

Wasatch Global Value Fund™ (formerly, Wasatch Large Cap Value Fund®) — Summary capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation
46

January 31, 2018

in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
47

Wasatch Global Value Fund™ (formerly, Wasatch Large Cap Value Fund®) — Summary

Historical Performance
Effective October 31, 2017, the Wasatch Global Value Fund changed its principal investment strategy and correspondingly updated its name and changed its comparison benchmark index to reflect the change in principal strategy. For periods prior to such date, the performance figures below reflect the performance of the Fund’s Institutional Class before the investment strategy change.
The following tables provide information on how the Institutional Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Institutional Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Institutional Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Institutional Class for the years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Global Value Fund — Institutional Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 3/31/2013	10.93%
Worst — 9/30/2015	-8.80%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	Since Inception (1/31/12)
Wasatch Global Value Fund — Institutional Class
Return Before Taxes	11.51%	10.98%	10.24%
Return After Taxes on Distributions	7.58%	6.30%	6.24%
Return After Taxes on Distributions and Sale of Fund Shares	9.57%	8.05%	7.62%
MSCI ACWI (All Country World Index)*† (reflects no deductions for fees, expenses or taxes)	23.97%	10.80%	10.85%
Russell 1000® Value Index** (reflects no deductions for fees, expenses or taxes)	13.66%	14.04%	14.09%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.
*The MSCI ACWI is a broad-based market index that captures large and mid-cap representation across 23 developed markets and 23 emerging markets countries.
†Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
**The Russell 1000 Value Index® is a market-capitalization weighted index of those firms in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values.  Consistent with the name and strategy change, effective October 31, 2017, the Fund’s primary benchmark index changed from the Russell 1000 Value Index® to the MSCI ACWI Index. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes.  Russell® is a trademark of Russell Investment Group.
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January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
David Powers, CFA Lead Portfolio Manager Since August 2013
Purchase and Sale of Fund Shares
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including Individual Retirement Accounts (IRAs), is $100,000. Other than the reinvestment of dividends, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
49

Wasatch International Growth Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Institutional Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fee	1.25%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.12%
Total Annual Fund Operating Expenses[1]	1.37%
Expense Reimbursement	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.35%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.35% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Institutional Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
International Growth Fund — Institutional Class	$137	$432	$748	$1,645
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
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January 31, 2018

Principal Strategies
The Fund invests primarily in foreign growth companies.
Under normal market conditions, we will invest the Fund’s assets in the equity securities of foreign companies with market capitalizations of less than US$5 billion at the time of purchase. Under normal market conditions, the Fund will invest in at least five of the countries included in the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Small Cap Index.
The Fund may invest a significant amount of its total assets (5% to 70% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets and frontier markets, which are those countries currently included in the MSCI EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
We may invest in early stage companies if we believe they have outstanding long-term growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders
51

Wasatch International Growth Fund® — Summary

(including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Small Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price
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January 31, 2018

competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental
53

Wasatch International Growth Fund® — Summary

damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
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January 31, 2018

Historical Performance
The following tables provide information on how the Institutional Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Institutional Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance over the past calendar year, as represented by the Institutional Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Institutional Class for the calendar year shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch International Growth Fund — Institutional Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 3/31/2017	9.66%
Worst — 12/31/2017	4.51%

Average Annual Total Returns — (as of 12/31/17)	1 Year	Since Inception (2/1/16)
Wasatch International Growth Fund — Institutional Class
Return Before Taxes	33.15%	14.49%
Return After Taxes on Distributions	32.31%	13.55%
Return After Taxes on Distributions and Sale of Fund Shares	19.45%	11.08%
MSCI ACWI (All Country World Index) ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	31.65%	22.19%
MSCI World ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	31.04%	21.89%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
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Wasatch International Growth Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Roger Edgley, CFA Lead Portfolio Manager Since 2006	Ken Applegate, CFA, CMT Portfolio Manager Since January 31, 2016	Linda Lasater, CFA Associate Portfolio Manager Since January 31, 2014
Purchase and Sale of Fund Shares
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including Individual Retirement Accounts (IRAs), is $100,000. Other than the reinvestment of dividends, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
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Wasatch International Opportunities Fund® — Summary
January 31, 2018

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Institutional Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fee	1.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.28%
Interest Expense	0.01%
Total Annual Fund Operating Expenses[1]	2.04%
Expense Reimbursement	(0.08)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.96%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Institutional Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
International Opportunities Fund — Institutional Class	$199	$632	$1,091	$2,363
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
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Wasatch International Opportunities Fund® — Summary

Principal Strategies
The Fund invests primarily in foreign micro cap companies.
Under normal market conditions, we will invest the Fund’s assets primarily in the equity securities of foreign companies with market capitalizations of less than US$1 billion at the time of purchase. Under normal market conditions, the Fund will invest in at least five of the countries included in the Morgan Stanley Capital International (MSCI) All Country World Index ACWI (All Country World Index) ex USA Small Cap Index.
The Fund may invest a significant amount of its total assets (20% to 70% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets and frontier markets, which are those countries currently included in the MSCI EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential. We may invest in early stage companies if we believe they have outstanding long-term growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
The Fund may also invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on
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January 31, 2018

which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the
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Wasatch International Opportunities Fund® — Summary

availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
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January 31, 2018

Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
61

Wasatch International Opportunities Fund® — Summary

Historical Performance
The following tables provide information on how the Institutional Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Institutional Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance over the past calendar year, as represented by the Institutional Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Institutional Class for the calendar year shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch International Opportunities Fund — Institutional Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2017	8.25%
Worst — 9/30/2017	2.64%

Average Annual Total Returns — (as of 12/31/17)	1 Year	Since Inception (2/1/16)
Wasatch International Opportunities Fund — Institutional Class
Return Before Taxes	27.74%	18.58%
Return After Taxes on Distributions	25.75%	17.61%
Return After Taxes on Distributions and Sale of Fund Shares	17.31%	14.39%
MSCI ACWI (All Country World Index) ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	31.65%	22.19%
MSCI World ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	31.04%	21.89%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
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January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Jared Whatcott, CFA Portfolio Manager Since January 31, 2014	Linda Lasater, CFA Portfolio Manager Since June 6, 2016	Allison He, CFA Associate Portfolio Manager Since January 31, 2018
Purchase and Sale of Fund Shares
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including Individual Retirement Accounts (IRAs), is $100,000. Other than the reinvestment of dividends, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
63

Wasatch Small Cap Growth Fund® — Summary

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Institutional Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.11%
Total Annual Fund Operating Expenses[1]	1.11%
Expense Reimbursement	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.05% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Institutional Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund — Institutional Class	$107	$347	$606	$1,347
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
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January 31, 2018

Principal Strategies
The Fund invests primarily in small growth companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of small-capitalization companies. The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $3 billion or the market capitalization of the largest company in the Russell 2000 Index as of its most recent reconstitution date. The Russell 2000 Index reconstitution date is typically each year on or around July 1st. As of the 2017 reconstitution date, the market capitalization of the largest company in the Russell 2000 Index was $5.68 billion. The market capitalization of the largest company in the Russell 2000 Index is subject to change at its next reconstitution date.
The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed markets, emerging markets, or frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
Within the Fund’s portfolio, we seek to create a blend of “core” companies that we believe have the potential to grow steadily over long periods of time at faster rates than average large companies, and “high growth” companies that we believe have the potential to grow faster and more aggressively than core companies. The Fund’s secondary objective of income is achieved when fast growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe have superior growth prospects. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
65

Wasatch Small Cap Growth Fund® — Summary

Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Small Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect
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January 31, 2018

banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable.
67

Wasatch Small Cap Growth Fund® — Summary

In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
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January 31, 2018

Historical Performance
The following tables provide information on how the Institutional Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Institutional Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance over the past calendar year, as represented by the Institutional Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Institutional Class for the calendar year shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Small Cap Growth Fund — Institutional Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 12/31/2017	5.96%
Worst — 6/30/2017	4.28%

Average Annual Total Returns — (as of 12/31/17)	1 Year	Since Inception (12/13/12)
Wasatch Small Cap Growth Fund — Institutional Class
Return Before Taxes	21.96%	19.54%
Return After Taxes on Distributions	18.93%	16.79%
Return After Taxes on Distributions and Sale of Fund Shares	14.93%	15.00%
Russell 2000® Growth Index* (reflects no deductions for fees, expenses or taxes)	22.17%	24.72%
Russell 2000® Index* (reflects no deductions for fees, expenses or taxes)	14.65%	24.85%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes.  Russell® is a trademark of Russell Investment Group.
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Wasatch Small Cap Growth Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
JB Taylor Lead Portfolio Manager Since 2016	Ken Korngiebel, CFA Portfolio Manager Since August 2017	Ryan Snow Portfolio Manager Since August 2017
Purchase and Sale of Fund Shares
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including Individual Retirement Accounts (IRAs), is $100,000. Other than the reinvestment of dividends, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
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Wasatch Small Cap Value Fund® — Summary
January 31, 2018

Investment Objectives
The Fund’s investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Institutional Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.16%
Acquired Fund Fees and Expenses[1]	0.20%
Total Annual Fund Operating Expenses[2]	1.36%
Expense Reimbursement	(0.11)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.25%
[1]	The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.05% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Institutional Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small Cap Value Fund — Institutional Class	$127	$420	$734	$1,626
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
71

Wasatch Small Cap Value Fund® — Summary

Principal Strategies
The Fund invests primarily in small companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of small-capitalization companies. The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $3 billion or the market capitalization of the largest company in the Russell 2000 Index as of its most recent reconstitution date. The Russell 2000 Index reconstitution date is typically each year on or around July 1st. As of the 2017 reconstitution date, the market capitalization of the largest company in the Russell 2000 Index was $5.68 billion. The market capitalization of the largest company in the Russell 2000 Index is subject to change at its next reconstitution date.
The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed markets, emerging markets, or frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
The Fund may also invest in growth companies if the Advisor believes that current valuation is at a sufficient discount to a company’s projected long-term earnings growth rate. The Fund’s secondary objective of income is achieved when portfolio companies pay dividends.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We typically look for companies that we believe fall into one of these three categories at the time of purchase:
•	Undiscovered Gems — Companies with good growth potential that have yet to be broadly discovered by Wall Street analysts, thus leaving them attractively undervalued relative to their expected growth rate.
•	Fallen Angels — High quality growth companies that have experienced a temporary setback and therefore have appealing valuations relative to their long-term growth potential.
•	Quality Value — Quality companies with earnings potential that is not fully reflected in their stock prices.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
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January 31, 2018

Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
Small Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and
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Wasatch Small Cap Value Fund® — Summary

types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an
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January 31, 2018

inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
75

Wasatch Small Cap Value Fund® — Summary

Historical Performance
The following tables provide information on how the Institutional Class of the Fund has performed over time. Past performance, before and after taxes, of the Fund’s Institutional Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Institutional Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Institutional Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Small Cap Value Fund — Institutional Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 3/31/2013	10.17%
Worst — 9/30/2015	-10.35%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	Since Inception (1/31/12)
Wasatch Small Cap Value Fund — Institutional Class
Return Before Taxes	19.80%	16.36%	15.41%
Return After Taxes on Distributions	17.94%	15.96%	15.07%
Return After Taxes on Distributions and Sale of Fund Shares	12.64%	13.24%	12.58%
Russell 2000® Value Index* (reflects no deductions for fees, expenses or taxes)	7.84%	13.01%	12.82%
Russell 2000® Index* (reflects no deductions for fees, expenses or taxes)	14.65%	14.12%	13.40%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes.  Russell® is a trademark of Russell Investment Group.
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January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Manager
Jim Larkins Lead Portfolio Manager Since 1999
Purchase and Sale of Fund Shares
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including Individual Retirement Accounts (IRAs), is $100,000. Other than the reinvestment of dividends, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
77

Wasatch World Innovators Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Institutional Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fee	1.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.72%
Total Annual Fund Operating Expenses[1]	2.22%
Expense Reimbursement	(0.67)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.55%
[1]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.55% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Institutional Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
World Innovators Fund — Institutional Class	$158	$630	$1,129	$2,503
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.
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January 31, 2018

Principal Strategies
The Fund invests primarily in domestic and foreign growth companies that we believe are innovators in their respective sectors or industries.
Modern innovative companies have global business models that are less dependent upon their place of domicile, the location of their headquarters, or the exchange on which their stocks are listed. Under normal market conditions, the Fund will typically be invested in at least three developed countries, including the U.S. The Fund may invest in securities issued by companies domiciled in emerging and frontier markets without limitation.
Under normal market conditions, we expect that a significant portion of the Fund’s assets will be invested in equity securities of companies that have significant non-U.S. economic risk exposure. We will consider a company to have significant non-U.S. economic risk exposure if, at the time of purchase, it has at least 50% of its assets outside the U.S., or if at least 50% of its revenues or profits are from goods produced or sold, investments made, or services performed outside the U.S. The Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, at least 40% of its assets outside the United States, or if conditions are not favorable, 30% of its assets outside the United States).
We will use a process of “bottom-up” fundamental analysis to invest in companies of any size. However, because innovative companies are rapidly evolving, we expect to invest a significant portion of the Fund’s assets in early stage companies and small to mid-size companies with market capitalizations of less than US$5 billion at the time of purchase.
We have defined two broad categories that we believe are critical to identifying companies with outstanding investment potential. The first is companies that possess valuable intellectual property. The second is companies that are innovators in their respective sectors or industries.
The Fund may invest a large percentage of its assets in a few sectors. The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.
Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.
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Wasatch World Innovators Fund® — Summary

Indian Market Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
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Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
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Wasatch World Innovators Fund® — Summary

Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
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Historical Performance
The following tables provide information on how the Institutional Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Institutional Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance over the past calendar year, as represented by the Institutional Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Institutional Class for the calendar year shown in the bar chart. The average annual total returns table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch World Innovators Fund — Institutional Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2017	9.09%
Worst — 9/30/2017	5.78%

Average Annual Total Returns — (as of 12/31/17)	1 Year	Since Inception (2/1/16)
Wasatch World Innovators Fund — Institutional Class
Return Before Taxes	33.35%	22.22%
Return After Taxes on Distributions	29.06%	19.60%
Return After Taxes on Distributions and Sale of Fund Shares	22.32%	17.14%
MSCI ACWI (All Country World Index) IMI (Investable Market Index)* (reflects no deductions for fees, expenses or taxes)	23.95%	20.56%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
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Wasatch World Innovators Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
Josh Stewart Lead Portfolio Manager Since January 2016	Samuel S. Stewart, Jr., PhD, CFA Portfolio Manager Since 2008
Purchase and Sale of Fund Shares
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including Individual Retirement Accounts (IRAs), is $100,000. Other than the reinvestment of dividends, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
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Wasatch Funds — Additional Information about the Funds
January 31, 2018

The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund, International Opportunities Fund, Small Cap Growth Fund, Small Cap Value Fund, and World Innovators Fund are each referred to individually as a “Fund,” and collectively as the “Funds.”
Please see the section entitled “Principal Strategies” in the Fund Summary for a more complete discussion of each Fund’s principal investment strategies. Principal strategies are strategies the Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective.
Investment Process
Securities for the Funds are recommended by an experienced in-house research team. Each Fund’s portfolio manager(s) seek to ensure that investments are compatible with the Fund’s investment objective(s) and strategies.
As part of its research process, the research team uses “bottom-up” fundamental analysis to identify companies that it believes have outstanding investment potential. The research process may include, among other things, prescreening potential investments using databases and industry contacts, analyzing companies’ annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.
Buying Securities
Decisions to buy securities are based on the best judgment of each Fund’s portfolio manager(s) in a continuing effort to enhance long-term performance. Below are factors that are considered by portfolio managers when purchasing securities for the Equity Funds.
Growth Stocks
As we analyze growing companies, we are most interested in finding:
•	Potential for significant and sustained revenue and earnings growth.
•	Experienced, proven management team.
•	High return on capital.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	Ability to capitalize on favorable long-term trends.
•	Strong financial health.
•	Reasonable use of debt.
•	Attractive valuation.
Value Stocks
As we analyze “value” companies, we are most interested in finding:
•	Catalysts for improved earnings growth.
•	New products or services that may increase revenue growth and market share.
•	Experienced top management with a substantial stake in the company’s future.
•	Introduction of valuable new products and services.
•	Low stock valuation as measured by a variety of ratios, including price-to-earnings, price-to-sales, price-to-book, price-to-cash flow and enterprise value-to-EBITDA.
•	Potential to generate improved financial performance.
Selling Securities
Decisions to sell securities are based on the best judgment of each Fund’s portfolio manager(s) in a continuing effort to enhance long-term performance. In general, we are likely to sell a security when:
•	The rationale we used to buy the security is no longer valid.
•	The security becomes overpriced.
•	We believe another security has better investment potential.
Additional Information about Investment Strategies and Risks
The following supplements the information for principal strategies of the Funds (as identified in their respective summaries) as well as provides additional information for Funds using certain types of investments as non-principal strategies.
Sector and Industry Weightings Risk. The Funds may invest a large percentage of their assets in a few sectors or industries within a particular sector, and the risks associated with investing in various sectors and industries are considered principal risks of the Funds.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If a Fund invests in only a few sectors it will have more exposure to the price movements of securities in those sectors. The Funds may also from time to time make significant investments in an industry or industries within a particular sector. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of a Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. To the extent the Fund has substantial holdings within a particular sector, or industry therein, the risks to the Fund associated with the sector or industry increase.

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Wasatch Funds — Additional Information about the Funds

Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.

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Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunication services sector includes diversified telecommunication services and wireless telecommunication services. The telecommunication services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Foreign Securities Risk. Investing in foreign securities is a principal strategy of the Core Growth Fund, the Emerging India Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the Global Value Fund, the International Growth Fund, the International Opportunities Fund, the Small Cap Growth Fund, the Small Cap Value Fund, and the World Innovators

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Wasatch Funds — Additional Information about the Funds

Fund and investing in foreign securities may therefore be considered a principal risk of these Funds. The following paragraphs highlight some of the risks of investing in foreign securities.
Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.
Currency Risk. The U.S. dollar value of a Fund’s assets invested in foreign countries will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversions between various currencies. While the Wasatch Funds have the ability to hedge against fluctuations in foreign currency exchange rates, they have no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on a Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of a Fund’s holdings.
Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund’s investments.
Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.
Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.
Transaction Costs. The costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those for domestic transactions.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policies in a country or region could significantly affect the markets in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in different countries or regions. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
India Market and India Region Risk. It is a principal strategy of the Emerging India Fund to invest in securities of companies tied economically to India. The Fund may invest a significant portion of its assets in companies in the India region, and investing in the India region is therefore considered a principal risk of the Fund. The Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Global Opportunities Fund, the International Growth Fund, the International Opportunities Fund, and the World Innovators Fund may invest a significant portion of their assets in companies in the India region from time to time, and investing in the India region is therefore considered a principal risk of these Funds.  The Core Growth Fund, the Frontier Emerging Small Countries Fund, the Global Value Fund, the Small Cap Growth Fund, and the Small Cap Value Fund may invest in companies in the India region, but it is not considered a principal risk of these Funds as of the date of this Prospectus.  The securities markets in the India region (India, Bangladesh, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and shortages of vault capacity and trained personnel has existed among qualified custodial Indian banks. A Fund may be unable to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of a Fund to invest may be impaired and a Fund’s ability to buy or sell India Region securities may be impaired if the Fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total

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capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on economic conditions in the India Region, which could adversely affect the value and liquidity of investments. Although the governments of India, Bangladesh, Pakistan, and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Convertible Securities Risk. The Emerging Markets Select Fund may invest a significant portion of its assets in convertible securities, and investing in convertible securities is therefore considered a principal risk of this Fund. The Core Growth Fund, the Emerging India Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the Global Value Fund, the International Growth Fund, the International Opportunities Fund, the Small Cap Growth Fund, the Small Cap Value Fund, and the World Innovators Fund may invest in convertible securities, but it is a non-principal strategy of each of these Funds and not considered a principal risk.  Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed-income securities, and the markets for convertible securities may be less liquid than the markets for common stocks or bonds. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, then the convertible security tends to reflect the market price of the underlying common stock and may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. Additionally, an issuer may have the right to buy back certain convertible securities at a time and price that would be unfavorable to a Fund.
Cybersecurity Breach Risk. Each Fund could be vulnerable, through their investments or otherwise, to cybersecurity breaches. Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional cybersecurity breaches can occur, such as the inadvertent release of confidential information. A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could affect the business and reputation of companies in which a Fund invests, causing the Fund’s investments to lose value.
Early Stage Companies Risk. The Emerging Markets Select Fund, the Global Opportunities Fund, the International Growth Fund, the International Opportunities Fund, and the World Innovators Fund may invest a significant portion of their assets in early stage companies from time to time, and investing in early stage companies is therefore considered a principal risk of these Funds. The Core Growth Fund, the Emerging India Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Value Fund, the Small Cap Growth Fund, and the Small Cap Value Fund may invest in early stage companies, but it is a non-principal strategy of each of these Funds and not considered a principal risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Participatory Notes Risk. Each Fund may invest in participatory notes, but it is not considered a principal risk of any Fund. “Participatory Notes” are contracts or similar instruments evidencing the indirect ownership of an underlying basket of securities held by banks or other parties, and used to obtain exposure to an equity investment, including common stocks and warrants in a local market where direct ownership is not permitted. The purchase of Participatory Notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities; the Funds are subject to the risk that the issuer of the instrument (i.e., the issuing bank or broker-dealer) is unable or refuses to perform under the terms of the instrument. Such instruments are also not traded on exchanges, are privately

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issued, and may be illiquid. There can be no assurance that the trading price or value of a Participatory Note will equal the value of the underlying equity security to which it is linked.
Exchange-Traded Funds (ETFs) Risk. The Core Growth Fund, the Emerging India Fund, the Emerging Markets Select Fund, Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the Global Value Fund, the International Growth Fund, the International Opportunities Fund, the Small Cap Growth Fund, the Small Cap Value Fund, and the World Innovators Fund may invest in ETFs, but it is a non-principal strategy of each of these Funds and not considered a principal risk.  The Funds may invest in ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission (SEC). ETFs are investment companies that are bought and sold on a securities exchange. The market price of an ETF may fluctuate due to the supply of and demand for the ETF’s shares on the exchange upon which its shares are traded. An ETF may trade at a premium or discount to its net asset value. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. Because of the ETF’s expenses, it may be more costly to own the ETF than to own the underlying securities directly. In addition, a Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by the ETF and the investment strategies employed by such funds (such as the use of leverage). As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.
Initial Public Offerings (IPOs) Risk. The Emerging India Fund, the Emerging Markets Select Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the International Opportunities Fund, and the Small Cap Growth Fund may invest a significant portion of their assets in IPOs from time to time, and investing in IPOs is therefore considered a principal risk of these Funds. The Core Growth Fund, the Emerging Markets Small Cap Fund, the Global Value Fund, the International Growth Fund, the Small Cap Value Fund, and the World Innovators Fund may invest in IPOs, but it is a non-principal strategy of each of these Funds and not considered a principal risk.  IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.
Liquidity Risk. From time to time, the trading market for a particular security or securities or a type of security in which the Funds invest may become less liquid or even illiquid, particularly with respect to emerging market securities, frontier market securities, IPOs and early stage companies. Reduced liquidity will have an adverse impact on a Fund’s ability to sell such securities when necessary to meet a Fund’s liquidity needs or in response to a specific economic event. Market quotations for such securities may be volatile.
Derivatives Risk. The Core Growth Fund, the Emerging India Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the International Growth Fund, the International Opportunities Fund, the Small Cap Growth Fund, the Small Cap Value Fund, and the World Innovators Fund, may invest in derivatives, including put and call options on securities, options on futures, and foreign currency exchange contracts for hedging and speculative purposes, but it is a non-principal strategy of each of these Funds and not considered a principal risk.  The Global Value Fund may invest in derivatives, including put and call options on securities, options on futures, and foreign currency exchange contracts for hedging purposes only, but it is a non-principal strategy of this Fund and not considered a principal risk.  A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). The Funds may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio and to facilitate the sale of existing portfolio securities. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The risks of using derivatives include market risk, credit risk, management risk, liquidity risk and the risk that changes in the value of a derivative held by a Fund will not correlate with the asset, index or rate underlying the derivative contract. Derivatives can be highly volatile, illiquid and difficult to value. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Adverse movements in the price or value of the underlying asset or index can lead to losses from the use of derivatives, which may be magnified by certain features of the contract. Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position in which the risk of loss may be limited to the notional amount of the instrument). A derivative

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transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to fulfill its obligations.
The potential benefits to be derived from an options, futures and derivatives strategy are dependent upon the portfolio manager’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate, and the derivative itself. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful.
Preferred Stock Risk. Investing in preferred stock is a non-principal strategy of each Fund and not considered a principal risk of any Fund.  Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline affecting the stock’s price.
Warrants and Rights Risk. Investing in warrants and rights is a non-principal strategy of each Fund and not considered a principal risk of any Fund.  A warrant gives a Fund the right to buy a specified amount of an underlying stock at a predetermined “exercise” price on the date the warrant expires. A Fund has no obligation to exercise the warrant and buy the stock, and a warrant will only have value if the Fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, typically the warrant will expire without any value and the Fund will lose any amount it paid for the warrant. Similarly, a stock right entitles a Fund to purchase new shares issued by a corporation at a predetermined price (normally at a discount to the current market price) in proportion to the number of shares already owned. Issued rights are only exercisable for a short period of time, after which they expire. A Fund has no obligation to exercise a right and buy the newly issued stock, and a right will only have value if the Fund is able to exercise it or sell it before it expires.
Cash/Temporary Defensive Positions
Each Fund may, from time to time, take temporary defensive positions that are inconsistent with a Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.
For example, a Fund may temporarily increase its cash position or invest a larger portion of its assets in money market instruments or repurchase agreements. Each Fund reserves the right to invest all of its assets in temporary defensive positions.
When a Fund takes temporary defensive positions, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective(s).
Portfolio Turnover
Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund’s portfolio whenever the Fund’s portfolio manager(s) believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.
To a lesser extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions and dealer mark-ups and other transaction costs and may also result in taxable capital gains.
Other Investment Strategies
Each Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks, see “Investment Strategies and Their Risks” in the Statement of Additional Information (SAI).
Fund Names and Investment Policies
The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Small Cap Growth Fund and Small Cap Value Fund have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.
Investment Objectives and other Policies
The investment objectives of the Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Value, International Growth, International

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Opportunities, and World Innovators Funds can be changed without shareholder approval. The investment objectives of the Core Growth, Small Cap Growth, and Small Cap Value Funds cannot be changed without shareholder approval. Shareholders will be given at least 60 days’ notice prior to any change to a Fund’s investment objective. Certain policies of the Funds also cannot be changed without a shareholder vote. These policies are described in the SAI.
Disclosure of Portfolio Holdings
The Funds’ portfolio securities disclosure policy is described in the SAI.

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Investment Advisor
The investment advisor for each Fund is Wasatch Advisors, Inc. (the “Advisor”). The Advisor and Wasatch Funds are located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. The Advisor has been in the investment advisory business since 1975. As of December 31, 2017, the Advisor had approximately $16.6 billion in assets under management.
The Advisor is responsible for investing each Fund’s assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Funds’ business affairs.
Management Fees and Expense Limitations
Each Fund pays the Advisor a monthly management fee that is a percentage of the Fund’s average daily net assets.
The following chart reflects the management fee paid by each Fund to the Advisor after taking into account any reimbursements during the most recent fiscal year.
Information regarding the basis for the Board of Trustees’ approval of the investment advisory agreements is available in the Funds’ most recent semi-annual report dated March 31st.
The Advisor has contractually agreed to limit the expenses for the Institutional Class shares of each Fund, at least through January 31, 2019, to a certain percentage of average net assets computed on a daily basis, subject to the following: the Advisor will pay all expenses, excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business in excess of such limitations. Expense limits are shown in the following chart. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses any time after January 31, 2019.
Management fees and net expenses for the Emerging Markets Small Cap, Frontier Emerging Small Countries, International Opportunities and World Innovators Funds are higher than those paid by most mutual funds. The management fees and net expenses for certain other Wasatch Funds are higher than those paid by many mutual funds.
Wasatch Fund	Annual Management Fees, Net of Reimbursements	Institutional Class Shares Expense Limitations
Core Growth Fund	0.95%	1.05%
Emerging India Fund	1.08%	1.50%
Emerging Markets Select Fund	0.69%	1.20%
Emerging Markets Small Cap Fund	1.58%	1.80%
Frontier Emerging Small Countries Fund[1]	1.66%	1.95%
Wasatch Fund	Annual Management Fees, Net of Reimbursements	Institutional Class Shares Expense Limitations
Global Opportunities Fund	0.68%	1.35%
Global Value Fund	-0.46%	0.95%
International Growth Fund	1.23%	1.35%
International Opportunities Fund	1.67%	1.95%
Small Cap Growth Fund	0.94%	1.05%
Small Cap Value Fund	0.89%	1.05%
World Innovators Fund	0.83%	1.55%

[1]	Effective January 31, 2018, the management fee was reduced from 1.75% to 1.65%. The expense cap in effect from January 31, 2018 through January 31, 2019 is ten basis points lower than the temporary cap in effect from January 31, 2017 through January 31, 2018 which had been 2.05%.
Portfolio Managers
The Funds are managed by a research team consisting of portfolio managers and securities analysts. The lead portfolio managers, portfolio managers and associate portfolio managers are responsible for making investment decisions for their respective Funds in accordance with each Fund’s investment objective(s) and strategies. The lead portfolio managers are ultimately responsible for managing their respective Funds in accordance with the Fund’s investment objective(s) and strategies. The research team is responsible for analyzing securities and making investment recommendations. The individuals listed in the table below are primarily responsible for the day-to-day management of the respective Fund.
Name of Fund	Portfolio Manager(s)
Core Growth Fund	JB Taylor, Paul Lambert and Mike Valentine
Emerging India Fund	Ajay Krishnan, CFA* and Matthew Dreith, CFA
Emerging Markets Select Fund	Ajay Krishnan, CFA, Roger Edgley, CFA, Scott Thomas, CFA, CPA and Matthew Dreith, CFA
Emerging Markets Small Cap Fund	Roger Edgley, CFA, Andrey Kutuzov, CFA, Scott Thomas, CFA, CPA and Kevin Unger, CFA
Frontier Emerging Small Countries Fund	Roger Edgley, CFA, Jared Whatcott, CFA and Scott Thomas, CFA, CPA
Global Opportunities Fund	JB Taylor and Ajay Krishnan, CFA
Global Value Fund	David Powers, CFA
International Growth Fund	Roger Edgley, CFA, Ken Applegate, CFA, CMT and Linda Lasater, CFA
International Opportunities Fund	Jared Whatcott, CFA, Linda Lasater, CFA and Allison He, CFA
Small Cap Growth Fund	JB Taylor, Ken Korngiebel, CFA and Ryan Snow

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Name of Fund	Portfolio Manager(s)
Small Cap Value Fund	Jim Larkins
World Innovators Fund	Josh Stewart and Samuel S. Stewart, Jr., PhD, CFA
*CFA® is a trademark owned by CFA Institute.
Samuel S. Stewart, Jr., PhD, CFA has served as President of Wasatch Funds since 1986, was Chairman of the Board of the Funds from 1986 through 2004 and has served as Chairman of the Board of the Advisor since 1975. He has been the lead portfolio manager for the Strategic Income Fund since 2006 and a portfolio manager for the World Innovators Fund since January 2016, and was the lead portfolio manager for the Fund from 2008 to January 31, 2016. Dr. Stewart earned a Bachelor of Science in Business Administration from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in Finance from Stanford University. From 1975 through 2000, Dr. Stewart served as a professor of Finance at the University of Utah.
JB Taylor is the Chief Executive Officer of the Advisor and joined the Advisor in 1996. Mr. Taylor has been a lead portfolio manager for the Core Growth Fund since 2000, and for the Global Opportunities Fund since 2011. He also has been the lead portfolio manager for the Small Cap Growth Fund since January 31, 2016 and a portfolio manager of the Fund since 2013. Mr. Taylor began working on the Core Growth Fund as a senior analyst in 1999. He holds a Bachelor of Science in Industrial Engineering from Stanford University.
Ken Applegate, CFA, CMT has been a portfolio manager of the International Growth Fund since January 31, 2016. Mr. Applegate joined the Advisor in 2014 as a portfolio manager for the international team. Mr. Applegate’s career began in 1994 in London, where he served as a financial analyst and later as a co-manager of a foreign exchange hedge portfolio for Refco. In 1996, he moved to the U.S. where he spent 11 years specializing in small cap investing for RCM and then Berkeley Capital Management. Later, he returned to his native New Zealand to join Fisher Funds as a senior portfolio manager, and was integral in launching and managing the firm’s international small cap funds. In 2012, he moved back to the U.S. to launch the Pacific View Asset Management international small cap strategy. Mr. Applegate completed his Bachelor of Management studies at the University of Waikato in New Zealand.
Matthew Dreith, CFA has been an associate portfolio manager for the Emerging India Fund since January 31, 2016 and the Emerging Markets Select Fund since January 31, 2018. Mr. Dreith joined the Advisor as a research analyst in 2011. Prior to joining the Advisor, Mr. Dreith worked as an investment analyst at the Time Value of Money L.P. in Austin, Texas as well as American Century Investments in Kansas City, Missouri. Mr. Dreith also completed an investment analyst internship with Alchemy Capital Management in Mumbai, India. Mr. Dreith earned a Master of Business Administration from McCombs
School of Business at the University of Texas and a Bachelor of Science in Finance from the University of Colorado Boulder. He is also a CFA charterholder.
Roger Edgley, CFA is Director of International Research for the Advisor. Mr. Edgley has been a portfolio manager for the Emerging Markets Select Fund since its inception. Mr. Edgley has also been the lead portfolio manager of the International Growth Fund since 2006, a lead portfolio manager for the Emerging Markets Small Cap Fund since its inception in 2007, and the lead portfolio manager of the Frontier Emerging Small Countries Fund since June 2016. Mr. Edgley was a lead portfolio manager for the International Opportunities Fund from 2005 through January 2015. He served as a portfolio manager for the Emerging India Fund from April 2011 through January 2013 and for the Global Opportunities Fund from June 2011 through January 2013. Prior to joining the Advisor in 2002, Mr. Edgley was a principal, director of international research and portfolio manager for Chicago-based Liberty Wanger Asset Management, which managed the Acorn Funds. He was a co-manager of the Acorn Foreign Forty Fund. Liberty Financial acquired Wanger Asset Management in 2000. Mr. Edgley joined Wanger Asset Management as an equities analyst in 1994 to cover the firm’s Asia (ex-Japan) portfolio that included the markets of Hong Kong, Singapore, Malaysia, Taiwan, Indonesia, Thailand and Korea. Mr. Edgley is a native of the United Kingdom and earned a Bachelor of Science with honors in Psychology from the University of Hertfordshire, a Master of Arts in Philosophy from the University of Sussex and a Master of Science in Social Psychology with Statistics from the London School of Economics.
Allison He, CFA has been an associate portfolio manager for the International Opportunities Fund since January 31, 2018. She joined Wasatch Advisors in 2013 as a senior research analyst on the international research team. She has over 12 years of experience in the investment management industry and also a background in data engineering and analytics. Prior to joining Wasatch advisors, she was a vice president and associate portfolio manager at Western Investment LLC, a multi-strategy hedge fund. Ms. He earned a Master of Business Administration from the Wharton School of the University of Pennsylvania where she was awarded the Palmer Scholar honor. Ms. He also holds a Master of Engineering in Computer Science from the University of Utah. She is also a CFA charterholder.
Ken Korngiebel, CFA has been the lead portfolio manager for the Micro Cap Fund since July 2017 and a portfolio manager for the Small Cap Growth Fund since August 2017. Mr. Korngiebel joined Wasatch Advisors in 2015, providing additional research support and leadership for the entire U.S. small-cap equity team. His investment career has spanned more than 20 years, during which he has covered small-, mid- and large-cap growth stocks across all sectors. Prior to joining Wasatch Advisors, Mr. Korngiebel was a founder, partner and lead portfolio manager at Montibus Capital Management, a business backed by Stifel Financial Corp. At Montibus, he led a team of five investment professionals from 2006 to 2015, managing the

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firm’s long-only, small-, and SMID-cap growth portfolios totaling $1 billion in assets. Earlier in his career, he was a senior managing director and lead portfolio manager at Columbia Management Company, where he rebuilt a six-person investment team, implemented a new philosophy and process, and managed small-, SMID- and mid-cap growth portfolios totaling $2.6 billion in assets. His tenure at Columbia Management was from 1996 to 2006. Mr. Korngiebel holds a Master of Business Administration from the Wharton School of the University of Pennsylvania, and a Bachelor of Arts in Economics and Spanish from Stanford University. He is also a CFA charterholder.
Ajay Krishnan, CFA has been the lead portfolio manager for the Emerging Markets Select Fund since its inception in 2012. Mr. Krishnan has also been a lead portfolio manager for the Emerging India Fund since 2011, and the Global Opportunities Fund since 2012. He served as a portfolio manager for the World Innovators Fund from 2000 through January 2007 and for the Ultra Growth Fund from 2000 through January 2013. Mr. Krishnan joined the Advisor in 1994. He holds a Master of Business Administration from Utah State University and a Bachelor of Science in Physics with a minor in Mathematics from Bombay University.
Andrey Kutuzov, CFA has been an associate portfolio manager for the Emerging Markets Small Cap Fund since January 2014. He joined the Advisor in 2008 as a senior equities analyst on the international research team. Prior to joining the Advisor, Mr. Kutuzov earned a Master of Business Administration from the University of Wisconsin’s Applied Security Analysis Program. Prior to graduate school, he was a senior auditor at Deloitte. Mr. Kutuzov also obtained Bachelor’s and Master’s of Accounting degrees at the University of Wisconsin-Madison.
Paul Lambert has been a portfolio manager for the Core Growth Fund since 2005. He served as a lead portfolio manager for the Ultra Growth Fund from 2012 through January 2014. Mr. Lambert began working on the Core Growth Fund as a senior analyst in 2003. He joined the Advisor in 2000. From 1999 until joining the Advisor, he worked for Fidelity Investments. Mr. Lambert holds a Bachelor of Science in Finance from the University of Utah.
Jim Larkins has been the lead portfolio manager for the Small Cap Value Fund since 1999. Mr. Larkins became an analyst on the Small Cap Value Fund at its launch in 1997. Mr. Larkins joined the Advisor in 1995. He holds a Master of Business Administration and a Bachelor of Arts in Economics from Brigham Young University.
Linda Lasater, CFA has been an associate portfolio manager for the International Growth Fund since January 2014, and a portfolio manager for the International Opportunities Fund since June 2016. She joined the Advisor in 2006 as a senior equities analyst on the international research team. Prior to joining the Advisor, Ms. Lasater worked as an investment applications project lead with AIM Investments. Ms. Lasater earned a Master of Business Administration from the Tuck School of Business at Dartmouth, and a Bachelor of Business Administration in Management Information Systems from the University of Texas.
David Powers, CFA, has been the lead portfolio manager for the Global Value Fund (formerly, the Large Cap Value Fund) since August 19, 2013 and lead portfolio manager for the Long/Short Fund since October 5, 2017. Mr. Powers has many years of investment experience, most recently serving as a portfolio manager with Eagle Asset Management. Prior to joining Eagle, he worked as a portfolio manager with ING Investment Management, where he was responsible for the ING Large Cap Value Fund from 2007 through 2012. While at ING, Mr. Powers also worked as a senior sector analyst covering telecommunication services, utilities, energy and materials. His experience includes several senior investment positions with Federated Investors from 2001 through 2007. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio. He holds a Bachelor of Science in Accounting from Fairleigh Dickinson University and a Master’s degree in Accounting and earned a Master of Business Administration from Kent State University.
Ryan Snow has been a portfolio manager for the Small Cap Growth Fund since August 2017. Mr. Snow was a lead portfolio manager for the Wasatch Heritage Growth Fund from its inception in 2004 until 2014. Mr. Snow joined the Advisor as a research analyst in 2000. Mr. Snow holds a Bachelor of Science in Finance from the University of Utah.
Josh Stewart has been the lead portfolio manager for the World Innovators Fund since January 31, 2016 and a portfolio manager for the Fund since 2012. He joined the Advisor in 2006 as an equities analyst covering international health care and technology companies. He was a senior analyst on the World Innovators Fund from 2010 through January 2012. Mr. Stewart graduated from the University of Utah earning a Bachelor of Arts in French Literature with a minor in Mathematics. Prior to joining the Advisor, Mr. Stewart was a health care services analyst at Sidoti & Company, LLC in New York City.
Scott Thomas, CFA, CPA has been an associate portfolio manager for the Emerging Markets Small Cap Fund since January 2015, the Emerging Markets Select Fund since January 2016, and a portfolio manager for the Frontier Emerging Small Countries Fund since June 2016. He joined the Advisor in 2012 as a senior equities analyst on the international research team. Prior to joining the Advisor, he worked as a vice president in equity research at Morgan Stanley & Co. in New York City. Prior to Morgan Stanley & Co., Mr. Thomas worked at KPMG LLP in San Francisco and New York. Mr. Thomas holds a Bachelor of Science in Accounting from Brigham Young University.
Kevin Unger, CFA has been an associate portfolio manager for the Emerging Markets Small Cap Fund since January 31, 2018. He joined Wasatch Advisors in 2015 as a research analyst focused on emerging markets. Prior to joining Wasatch Advisors, Mr. Unger was an analyst for Wells Capital Management, where he worked on the Berkeley Street Emerging Markets Equity Fund. Earlier, he was an analyst in the energy and securities groups at NERA Economic Consulting, where he conducted econometric

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analyses across numerous regulated industries. Mr. Unger received his Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania. He is also a CFA charterholder.
Mike Valentine has been a portfolio manager for the Core Growth Fund since August 2017. Mr. Valentine joined the Advisor in September 2016 as a portfolio manager for the domestic research team. Prior to joining the Advisor, Mr. Valentine was a portfolio manager at Point72 in Boston, MA where he led a team of analysts and managed a long/short fund focused on the technology and telecom sectors. From 2005 to 2012, Mr. Valentine worked at Fidelity Investments as both an analyst and then a portfolio manager covering various industries and sectors ranging from agricultural chemicals to health care. Mr. Valentine holds a Bachelor of Arts degree in Computer Science from Amherst College in Amherst, MA.
Jared Whatcott, CFA has been a portfolio manager for the International Opportunities Fund since January 2014 and the Frontier Emerging Small Countries Fund since January 31, 2016. He joined the Advisor in 2005 as a senior equities analyst on the international research team. Prior to joining the Advisor, Mr. Whatcott was a Captain in the United States Air Force, where he served as a contracting officer. Mr. Whatcott earned a Master of Business Administration from the Darden School at the University of Virginia and a Bachelor of Science in Management with a minor in Foreign Language (Mandarin Chinese) from the United States Air Force Academy.
The SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and the portfolio managers' ownership of securities in the Funds.
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Service Providers
Investment Advisor
Wasatch Advisors, Inc.
505 Wakara Way, 3rd Floor
Salt Lake City, UT 84108
Administrator and Fund Accountant
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Distributor
ALPS Distributors, Inc
1290 Broadway, Suite 1100
Denver, CO 80203
Transfer Agent
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Legal Counsel to Wasatch Funds
and Independent Trustees
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut St., Suite 1300
Kansas City, MO 64106

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Wasatch Funds — Shareholder’s Guide

Investment Minimums — Institutional Class
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including IRAs, is $100,000. Other than the reinvestment of dividends and capital gains, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper and/or omnibus accounts established by financial intermediaries. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within a Fund. Institutional Class shares are also available for purchase, with no minimum initial investment, by current and former trustees/directors and officers of any Wasatch Fund, and their immediate family members (as defined in the SAI), current officers and current and former directors of the Advisor and its affiliates, and their immediate family members, and full-time and retired employees of the Advisor and its affiliates, and their immediate family members.
How to Contact Wasatch
Online
www.WasatchFunds.com
or via email at
shareholderservice@wasatchfunds.com
Telephone
800.551.1700
Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. You can also reach our automated system 24 hours a day for daily share prices and account information.
Wasatch Funds shareholders who have combined account balances of $100,000 or more held directly with the Wasatch Funds have access to an exclusive toll free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.
Mail
Regular Mail Delivery
Wasatch Funds
P.O. Box 2172
Milwaukee, WI 53201-2172
Overnight Delivery
Wasatch Funds
235 West Galena Street
Milwaukee, WI 53212

Open a New Account Directly with Wasatch Funds
For policies governing the following transactions and services, please see “Account Policies.”
New accounts are subject to acceptance by Wasatch Funds.
Online
Visit Wasatch Funds’ website, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change Form.
Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.
Telephone
Complete the appropriate application and call for instructions on how to open an account via wire.
Mail
Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check made payable to Wasatch Funds.

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Purchase Shares Directly from Wasatch Funds for an Existing Account
Online
If you have previously provided bank information for an existing account, you may add to your account in amounts of $5,000 or more.
Telephone
You may add to your account via electronic funds transfer in amounts of $5,000 up to $100,000 (for individual and corporate accounts). If an electronic funds transfer cannot be processed for any reason, your account will be charged a service fee (currently $20.00).
Mail
Complete the additional investment form from your statement or write a note that includes the name and Class (i.e., Institutional Class) of the Fund, name(s) of investor(s) on the account and the account number. Mail the form or a note and a check made payable to Wasatch Funds.
Wire
Have your bank send your investment to:
•	UMB Bank, N.A.
•	ABA Number 101000695
For credit to Wasatch Funds
•	Account Number 987-060-9800
For further credit to:
•	Wasatch (name and Class of Fund)
•	Your Wasatch account number
•	Name(s) of investor(s)
•	Social security or tax ID number

Sell (Redeem) Shares Purchased Directly from Wasatch Funds
General
•	Redemption requests for over $100,000 (in individual and corporate accounts) must be made in writing (a Medallion signature guarantee is required).
•	Checks will be mailed to the address on your account.
•	Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.
Online
You may sell shares in amounts of $5,000 up to $100,000.
Telephone
You may sell shares in your account in amounts of $5,000 up to $100,000 (for individual and corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.
Mail
Send Wasatch Funds a Letter that Includes:
•	Your name
•	The name and Class of the Fund
•	Your account number(s)
•	The dollar amount or number of shares to be redeemed
•	Your daytime telephone number
•	Signature(s) of account owners (sign exactly as the account is registered)
•	Medallion signature guarantee (if required)
For IRA accounts, please obtain an IRA Distribution Form from our website or by calling a shareholder services representative. If no withholding instructions are given, Wasatch Funds is required to withhold 10%.

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Why Wasatch Closes or Reopens Funds
The Advisor or a Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) a Fund to protect the integrity of the Fund’s investment strategy or objective. Hard closing or soft closing funds can be an important component of portfolio management, particularly for funds that primarily invest in smaller companies. We believe that closing funds or restricting inflows through some or all channels from time-to-time may be in the best interest of our shareholders. Conversely, when the assets of a closed or restricted Fund are at a level that we believe additional assets could be invested without impairing the Fund, we may reopen the Fund. We retain the right to make exceptions to any action taken to close or limit inflows into a Fund.
The SAI provides more detailed information about why and when a Fund may be hard or soft closed.
How Wasatch Closes or Reopens Funds
Fund closings or reopenings will be posted on Wasatch Funds’ website at www.WasatchFunds.com. The Advisor will seek to post information related to fund closings at least two weeks prior to the effective date of the closing.
You may sign up on Wasatch Funds’ website to receive electronic notification of fund closings and openings. You can also request information about a Fund’s open or closed status from a shareholder services representative by calling our toll-free number at 800.551.1700.
Each change in a Fund’s status also will be filed electronically with the Securities and Exchange Commission (SEC).
Policies to Prevent Market Timing
Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of a fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of a fund that primarily invests in securities that are listed on foreign exchanges take advantage of time zone differences between the close of the foreign markets on which the fund’s securities trade and the close of the U.S. markets, which is when the fund’s share price is calculated. Arbitrage opportunities may also occur in funds that do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.
Wasatch Funds are intended as long-term investments. Therefore, the Funds’ Board of Trustees (Board) has adopted policies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps Wasatch Funds has taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Funds inappropriately, imposing a 2.00% redemption fee on shares held 60 days or less (subject to certain exceptions) and revising or terminating the exchange privilege, limiting the amount of any exchange, or rejecting an exchange or purchase, at any time, for any reason.
The redemption fee may be waived for certain wrap accounts and for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and for certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).
The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board’s policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Board at its next regularly scheduled quarterly meeting. See “Redemption Fee” below for additional information regarding the fee.
The Funds cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders’ account information. In compliance with federal securities laws, each Fund executes agreements with intermediaries that obligate them to provide certain shareholder data upon request so the Funds may be able to detect excessive trading and market timing by underlying shareholders. Shareholders who have purchased shares of the Funds through financial intermediaries that do not execute the information sharing agreements may be restricted from purchasing additional shares of the Funds (other than an automatic reinvestment of dividends) through an omnibus account with such financial intermediary.
Required Information
Federal regulations may require the Funds to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, each Fund reserves the right to place limits on transactions in your account until your identity is verified.

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Investment Minimums — Institutional Class
The minimum initial investment for Institutional Class shares is $100,000. Other than the reinvestment of dividends and capital gains, there is a $5,000 minimum for subsequent purchases of Institutional Class Shares.
•	Wasatch Funds reserves the right to waive or lower investment minimums for any reason.
•	Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.
Premier Services
Shareholders who purchase shares directly through Wasatch Funds and maintain account balances above certain thresholds may qualify for additional benefits and services as members of Wasatch Premier Services. Benefits start at combined account balances of $100,000, improve at a level of $250,000 and reach the highest at a level of $500,000 or more. Some of the benefits may include:
•	Use of an exclusive Toll Free number for direct access to an experienced shareholder services team member.
•	Exemptions for certain account and maintenance fees.
•	Priority notification of new or reopened Wasatch Funds.
•	Access to quarterly comments from Wasatch portfolio managers.
•	Choice of monthly or quarterly statements.
•	Access to closed funds.
Accounts that drop below a minimum service model threshold may no longer be eligible for that level of Premier Services. The Funds reserve the right to modify the Premier Services offering, eligibility requirements, benefits or services at any time. For questions regarding Premier Services please contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.
No Cancellations
Please place your transactions with care. The Funds will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.
Purchasing Shares
•	There are no sales charges to purchase Institutional Class shares of the Funds.
•	The purchase price of your Institutional Class shares will be determined the next time the Funds' Institutional Class share prices are calculated after the transfer agent has received your request in good order prior to the close of regular trading on a day on which the New York Stock Exchange (NYSE) is open. A purchase request is in “good order” when the Fund’s transfer agent has received all the information and documentation it deems necessary to effect your request, which would typically mean that it has received federal funds, a wire, a check or Automated Clearing House (“ACH”) transaction, together with a completed account application, or, if an existing shareholder, a completed additional investment form (or written or verbal instructions, which include your name, account number, name and class of shares of the Fund and investment amount). Please refer to the Shareholder’s Guide for more detailed instructions on purchasing shares of the Funds.
•	Purchases must be made in U.S. dollars.
•	Wasatch Funds does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
•	Purchase requests may not be made via fax or email.
•	The Funds reserve the right to stop selling Institutional Class shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the Federated Prime Cash Obligations Fund (Money Market Fund).
•	Institutional Class shares are also available for purchase, with no minimum initial investment, by current and former trustees/directors and officers of any Wasatch Fund, and their immediate family members (as defined in the statement of additional information), current officers and current and former directors of the Advisor and its affiliates, and their immediate family members, and full-time and retired employees of the Advisor and its affiliates, and their immediate family members.
•	Purchase requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the purchase will be delayed until the request has been received in good order by the transfer agent.
•	Purchase requests made by telephone will only be accepted for accounts that have previously established bank information to allow electronic funds transfer from the Automated Clearing House (ACH).
•	When you make an initial purchase of shares online, the purchase amount will be withdrawn from your bank after the transfer agent has received your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your email address and we will mail a transaction confirmation to you when we have processed your online application. Please double check that the bank information you provide is correct. You will be held liable for losses incurred by the Funds due to incorrect bank information.
•	A $20.00 fee will be assessed if your purchase cannot be made for any reason. See also “Insufficient Funds Policy.”
Selling (Redeeming) Shares
•	You may request that the Funds redeem all or a portion of your Institutional Class shares.
•	The price of Institutional Class shares you redeem will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your request in good order.
•	Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined.

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Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges Form.
•	You may redeem shares in your account in amounts of $5,000 up to $100,000 (including for corporate accounts) online or by telephone.
•	Redemption requests for over $100,000 (in individual and corporate accounts) must be made in writing and a Medallion signature guarantee is required.
•	Wasatch Funds does not accept redemption requests made via fax or email.
•	The Funds will mail a check to the address on your account within seven days after the transfer agent has received your request in good order.
•	Redemption proceeds can also be sent by wire ($15.00 fee) or electronic funds transfer to your preauthorized bank account. The Funds’ transfer agent will increase the redemption request by the additional number of shares or partial shares needed to cover the wire transfer fee and will pay that fee to the processing bank.
•	Payment may be delayed for up to seven days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
•	Redemption requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the redemption will be delayed until the request has been received in good order by the transfer agent.
•	The Funds typically expect to pay redemption proceeds to redeeming shareholders within one business day following a request received in good order by the transfer agent. Receipt of redemption proceeds may take longer for wire transfers and ACH transactions, depending on your bank’s processing times. Receipt of redemption proceeds may also take longer if shares of the Fund are purchased through an intermediary.
•	A Fund can delay payment of redemption proceeds for up to seven days at any time if it is deemed to be in the best interests of the Fund to do so.
•	To meet redemption requests, the Funds typically expect to use cash reserves held in a Fund’s portfolio and/or the proceeds from sales of portfolio securities effected shortly after the redemption request. A Fund may also meet redemption requests by borrowing under a line of credit or through overdrafts with its custodian. The Funds more likely will employ these additional methods to meet larger redemption requests or during times of market stress.
•	The Funds generally pay redemptions in cash, and have filed a notice with the Securities and Exchange Commission of their intent to pay redemptions up to certain amounts in cash; however, the Funds reserve the right to redeem all or a portion of a redemption request with securities or other Fund assets, if it is determined to be in the best interests of the Funds to do so. Although generally unlikely, if a Fund does redeem shares in-kind, you will likely have to pay brokerage commissions to sell the securities or other assets delivered to you as well as any taxes on any capital gains incurred upon sale. In addition, the securities or other assets distributed to you will continue to be subject to market risk until they are sold.
•	Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.
•	If the account is worth less than the amount requested, the entire value of the account will be redeemed.
•	The Funds can suspend redemptions and/or delay payment of redemption proceeds for more than seven days after a redemption request has been received under the following unusual circumstances: (i) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings; or (b) during which trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable; or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may by order permit for the protection of security holders of the Funds.
•	The Funds reserve the right to reject or delay a redemption on certain legal grounds. See “Emergency Circumstances.”
•	Redeeming shares may result in a taxable capital gain or loss.
•	Due to money movement between Wasatch Funds and the Money Market Fund, requests made on the business day prior to a bank holiday will be processed on the following business day (subject to exception for redemptions of shares of the Money Market Fund during any period there is a temporary suspension of redemptions). This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.
Redemption Fee
•	The Funds will deduct a fee of 2.00% from redemption proceeds on Fund shares held 60 days or less, except as noted below.
•	Exchanges on shares held 60 days or less will, subject to certain exceptions, trigger the redemption fee. Exchanges into or out of the Money Market Fund will not trigger the redemption fee.
•	The redemption fee is paid directly to a Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.
•	If you bought shares on different days, the shares you held longest will be redeemed first for the purpose of determining whether the redemption fee applies.

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•	Shares transferred from one shareholder to another shareholder retain their original purchase date in the hands of the transferee for the application of the redemption fee.
•	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.
•	The redemption fee does not apply to shares redeemed through a systematic withdrawal plan.
•	The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement.
•	The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering laws, could not be determined within a reasonable time after the account was opened.
•	The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order, or as a result of the liquidation of a Fund by its Board of Trustees.
•	The redemption fee does not apply to shares redeemed through an automatic, non-discretionary rebalancing or asset allocation program.
•	The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements.
•	The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account.
•	The redemption fee does not apply in the event of a back office correction made to an account to provide the shareholder with the intended transaction.
•	The redemption fee does not apply in the event of the following transactions: a distribution from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit.
•	The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days.
•	The redemption fee may be waived for certain wrap accounts and for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).
•	The redemption fee may be waived by Wasatch Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board’s policies and procedures to prevent market timing are designed to mitigate. All waivers provided by Wasatch
Funds’ officers will be disclosed to the Funds’ Board at its next regularly scheduled quarterly meeting. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.
•	The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by Wasatch Funds’ transfer agent. Such differences are typically attributable to system design differences and are unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.
How the Funds’ Institutional Class Shares are Priced
•	The Funds’ Institutional Class share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your request in good order.
•	Each Fund’s Institutional Class share price, or net asset value (NAV), is calculated by dividing the value of all securities and other assets owned by the Institutional Class of the Fund, less the liabilities charged to the Institutional Class of the Fund, by the number of Institutional Class shares outstanding.
•	The Funds’ share prices are calculated as of the regular close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) every day the NYSE is open.
•	The Funds’ NAV will not be calculated on days the NYSE is closed (scheduled or unscheduled) or on holidays the NYSE observes, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the day before each observed holiday and the day after Thanksgiving and Christmas. NYSE holiday schedules are subject to change without notice.
•	The Funds’ investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Debt securities with a remaining maturity of 60 days or less at the time of purchase generally shall be valued by the amortized cost method unless it is determined that the amortized cost method would not represent fair value, in which case the securities would be marked to market. To the extent a Fund invests in registered open-end investment companies (other than exchange-traded funds), such investments are valued based on the NAV of such funds. The prospectuses of such funds will explain the circumstances under which these companies will use fair value pricing and the effects of using fair value pricing.
•	If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading

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has been halted or other illiquid securities, these investments will be valued at fair value by the Pricing Committee of the Advisor with oversight by the Funds’ Board, in accordance with Board-approved Pricing Policies and Procedures.
•	A Fund’s investments will be valued at fair value by the Pricing Committee of the Advisor with oversight by the Funds’ Board if the Advisor determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (i.e., a foreign exchange or market) and before the time the Fund’s share price is calculated. In addition, the Funds may adjust the closing prices of certain foreign securities traded on markets that have closed prior to the U.S. equity markets (principally, overseas markets), using fair value factors provided by an independent pricing agent, on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Funds’ Board of Trustees) exceeds a certain threshold. The prices will not be adjusted for securities traded on markets that are open at the same time the U.S. equity markets are open, or when a reliable fair value factor is unavailable.
•	Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value a Fund would have received if it had sold the investment.
•	The Funds may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Funds’ share prices are not calculated. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
Medallion Signature Guarantee
A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons.
Medallion signature guarantees are required by Wasatch Funds in the following cases:
•	To change your designated bank account or bank address.
•	To add bank information to an existing account.
•	To request a redemption (must be made in writing) in excess of $100,000 for any individual or corporate account.
•	To request a wire or ACH transfer of redemption proceeds to a bank account other than the bank account of record.
•	Requests for redemption proceeds to be mailed to an address other than the address of record.
•	Redemptions made within 30 days of an address change.
•	Certain transactions on accounts involving executors, administrators, trustees or guardians.
•	On the IRA Transfer Form if transferring your Wasatch Funds IRA to another fund family.
•	To change registered account holders.
•	To change the name on an account due to divorce or marriage (or you can provide a certified copy of the legal documents showing the name change).
•	To add telephone privileges.
The Funds reserve the right to require a Medallion signature guarantee under other circumstances.
How to Obtain a Medallion Signature Guarantee
Medallion signature guarantees must be obtained from a participant in one of the Medallion signature guarantee programs. The best sources for obtaining a Medallion guarantee are banks, savings and loan associations, brokerage firms or credit unions with which you do business. Call your financial institution to see if it participates in a Medallion program.
A Medallion signature guarantee may not be provided by a notary public.
Exchanging Shares
•	Fund shares may be exchanged for shares of the same class of other Wasatch Funds. Shares of a class held by any shareholder who is eligible to hold shares of another class of the same or another Wasatch Fund may be exchanged upon the shareholder’s request on the basis of the relative NAV of the class held and the class to be purchased. Shares may be exchanged on days the NYSE is open for business.
•	The price of shares being exchanged will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your exchange request in good order.
•	Excessive exchanges may result in the termination of a shareholder’s exchange privileges. For more information please see “Policies to Prevent Market Timing.”
•	Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.
•	Exchanges may not be made for shares of Funds closed to new investors and existing shareholders.
•	You may open a new account or purchase additional shares by exchanging shares from an existing Fund account holding the same class of shares.
•	A new account opened by exchange will have the same registration as the existing account and is subject to the minimum initial investment requirements.
•	Additional exchanges may be made for $5,000 or more.
•	Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if shares are registered in the name of a corporation, partnership or fiduciary.
•	To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from Wasatch Funds’ website or by calling a shareholder services representative.
•	Exchanges on shares held 60 days or less will trigger the redemption fee, subject to certain exceptions as noted above.

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•	New accounts automatically have the telephone exchange privilege, unless it has been specifically declined.
•	Wasatch Funds does not accept exchange requests made via fax or email.
•	Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Funds.
•	Exchanging shares between Funds may result in a taxable capital gain or loss.
•	The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.
Exchanges between Wasatch Funds and the Federated Prime Cash Obligations Fund (A Money Market Fund)
•	You may exchange all or a portion of your investment in a Fund for Automated Class shares of the Federated Prime Cash Obligations Fund (the Money Market Fund). The Money Market Fund is made available to shareholders of the Wasatch Funds who maintain direct accounts with the Wasatch Funds and who meet the eligibility requirements and investment minimum for the respective class of the Money Market Fund. The Money Market Fund is only available to accounts beneficially owned by natural persons as described in its prospectus. The Money Market Fund is managed by Federated Investment Management Company (and not by Wasatch Advisors), and invests in a diversified portfolio of money market instruments. The Money Market Fund and Federated Investment Management Company are not affiliated with Wasatch Funds or Wasatch Advisors. SHARES OF THE MONEY MARKET FUND ARE NOT OFFERED BY THIS PROSPECTUS AND THE MONEY MARKET FUND IS NOT OVERSEEN BY THE BOARD OF TRUSTEES OF WASATCH FUNDS.
•	You should note that the Money Market Fund has adopted policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event that the Money Market Fund’s weekly liquid assets were to fall below a designated threshold, if the Money Market Fund’s board determines that such liquidity fees or redemption gates are in the best interest of the Money Market Fund. Any liquidation fee will reduce the amount you receive upon the redemption of your Money Market Fund shares and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. If redemptions are temporarily suspended, the Money Market Fund will not accept redemptions or exchange orders, including into a Wasatch Fund, until the Money Market Fund has notified its shareholders that the redemption gate has been lifted at which time, a new redemption or exchange request must be submitted. Please refer to the prospectus of the Money Market Fund to review the investment strategies, fees and expenses, and risks, including the risk of liquidity fees and redemption gates, of the Money Market Fund before investing in or exchanging into shares of the Money Market Fund.
•	Exchanges are subject to the minimum purchase and redemption amounts set forth in the applicable fund’s prospectus unless otherwise noted on the application.
•	Shareholders may exchange Money Market Fund shares to purchase shares of Funds but not for shares of Wasatch Funds that are closed to new investors and existing shareholders.
•	Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Funds’ shares are priced, unless it is the business day prior to a bank holiday or the Money Market Fund has temporarily suspended its redemptions as noted below. Requests made on the business day prior to a bank holiday will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice. In addition, requests to exchange from the Money Market Fund into a Wasatch Fund made during any period that the Money Market Fund has temporarily suspended redemptions will not be accepted. Shareholders wishing to exchange shares of the Money Market Fund for shares of a Wasatch Fund once the redemption gate is lifted will need to submit a new request.
•	You will begin accruing income from the Money Market Fund on the first business day following the exchange provided it is not a bank holiday.
•	Dividends earned in the Money Market Fund are payable at the time of full liquidation or at the end of the month if a balance remains in the account.
•	Shareholders should read the prospectus for the Money Market Fund prior to exchanging into it.
Conversion of Shares
Shares of the Institutional Class of a Fund held by any shareholder who is no longer eligible to hold such shares may be converted, at the discretion of the Fund, to shares of a class in which the shareholder is eligible on the basis of the relative NAV of the class held and the conversion class without the imposition of any sales load, fee or other charge. Affected shareholders will be notified prior to any such conversion. A conversion between share classes of the same Fund is a non-taxable event.
Eligible Investments into Closed Funds
Information about eligible purchases of closed Wasatch Funds can be found in the SAI or by calling a shareholder services representative.

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Purchasing and Selling Shares Through Third Parties Such as Brokers or Banks
•	You may buy or sell shares of the Funds through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
•	Certain features offered by Wasatch Funds, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
•	Once you have established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.
•	Wasatch Funds and/or the Advisor may enter into agreements with various intermediaries pursuant to which such firms may accept orders on behalf of the Funds and provide administrative services with respect to customers who are beneficial owners of Institutional Class shares of the Funds.
•	The Advisor may compensate certain financial intermediaries (which may include broker-dealers, banks, third-party recordkeepers, and other industry professionals) to provide certain recordkeeping services to the Funds and the Funds’ shareholders in lieu of the Funds’ transfer agent (including account maintenance and shareholder servicing; “Sub-TA services”), and for the sale and/or distribution of the Funds’ shares. Depending on the share class, the Funds may reimburse the Advisor for the amounts paid for Sub-TA services. To the extent the Advisor pays for sales or distribution of Fund shares, it does so out of its profits derived from the Advisor’s management fee. The Advisor’s compensation out of its profits is referred to as “revenue sharing.” Examples of revenue sharing payments include, but are not limited to, payment to financial intermediaries for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Advisor access to the financial intermediary’s sales force; granting the Advisor access to the financial intermediary’s conferences and meetings; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based on one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial intermediary, or other factors as agreed to by the Advisor and the financial intermediary or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, by agreement with the financial intermediary, from time to time. The revenue sharing payments may be substantial, and may differ among financial intermediaries. Such payments may provide an incentive for the financial intermediary to make shares of the Funds available to its customers and may allow the Funds greater access to the financial intermediary’s customers. The SAI contains additional information about these payments, including the names of firms to which payments are made.
•	If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by Wasatch Funds and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase.
Shareholder Reports
We mail annual and semi-annual reports and prospectuses unless you elect to receive them via email by filling out the consent form on our website.
Annual reports are dated September 30th, the close of the Funds’ fiscal year, and contain important information about the Funds, including the market conditions and investment strategies that affected performance during the period, portfolio holdings and audited financial statements. Semi-annual reports are dated March 31st and contain information about the Funds’ performance and portfolio holdings as well as unaudited financial statements.
To help reduce Fund expenses, we generally send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Shareholder Services at 800.551.1700. We will begin sending you individual copies within 30 days after receiving your request.
Additional copies of shareholder reports are available by downloading them from our website or by calling a shareholder services representative.
Account Statements
Account statements will be mailed quarterly, or you may receive quarterly statements via email if you consent to electronic document delivery on our website. We will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through an automatic investment plan, you will receive confirmation of your purchases quarterly.
We may consolidate statements for accounts with the same address and social security number. If you would like to receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements within 30 days after receiving your request.
Establishing a Household Relationship
You may also establish a Household Relationship for your current accounts or add accounts to your existing relationship by completing the Household Relationship

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Form. Our householding service combines all of your account statements and confirmations into a single envelope. It also combines financial reports and prospectuses for everyone in your “household” into one mailing. Establishing a Household Relationship will not affect the ownership status of the accounts in your Household Relationship. All accounts added to a Household Relationship must have the same address. The following types of accounts are ineligible for inclusion in a Household Relationship: Corporate, Fiduciary, Estate, Investment Club, Club, Lodge or Association.
If you would like to discontinue your Household Relationship and receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.
Verification of Account Statements
You must contact Wasatch Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within 60 days after the confirmation statement date.
Cost Basis Tax Reporting
For securities defined as “covered” under current Internal Revenue Service (IRS) cost basis tax reporting regulations, each Fund is responsible for maintaining accurate cost basis information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a cost basis method.
As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each shareholder’s Consolidated Form 1099 when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.
Each Fund has chosen average cost as its standing (default) cost basis method for all shareholders. A cost basis method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. Each Fund’s standing cost basis method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific cost basis method. You may choose a method different than a Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Changes from or to the default method or alternate method chosen by the shareholder must be made in writing and cannot be made over the telephone. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.
Inactive Account Notice
Certain states require the Funds to notify shareholders that the assets held in their account(s) may be transferred to the appropriate state if there is no account activity within the time specified by state law. Contact a shareholder services representative for additional information.
Involuntary Redemption
In addition to the right to convert shares held by any shareholder who is no longer eligible to hold such shares, the Funds reserve the right to redeem the shares held in any account if the account balance falls below $100,000. Your account will not be closed if the drop is due to share price fluctuations. You will be given at least 60 days’ written notice before an involuntary redemption is made. You can prevent an involuntary redemption by restoring the account to the minimum investment amount during the 60 days.
Emergency Circumstances
Wasatch Funds or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach Wasatch Funds by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. The Funds can suspend redemptions and/or delay payments of redemption proceeds when the NYSE is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission (SEC).
Responsibility for Fraud
Wasatch Funds and its agents will not be responsible for any losses resulting from unauthorized transactions provided reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.
Insufficient Funds Policy
The Funds reserve the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Funds will charge your account a $20.00 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Funds as a result of the canceled purchase. If you are already a shareholder in the Funds, Wasatch Funds may redeem shares in your account(s) to cover losses due to fluctuations in share price.
Third Party Checks
To guard against check fraud, Wasatch Funds will not accept checks made payable to third parties.

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Changes to Bank Information
Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. A new application, legal documentation and a Medallion signature guarantee is required.
Address Changes
To change the address on your account, visit our website, call a shareholder services representative or send a written request signed by all account owners. Include the name and Class of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.
About the Money Market Fund
The Federated Prime Cash Obligations Fund (the Money Market Fund) is managed by Federated Investment Management Company, not by Wasatch Advisors. Federated Investment Management Company is not an affiliate of Wasatch Advisors or Wasatch Funds. Federated Securities Corp. is the distributor of the Money Market Fund. The Money Market Fund is made available to Wasatch Funds shareholders maintaining direct accounts and who meet the eligibility and investment minimums of the respective class of the Money Market Fund pursuant to agreements between the Funds’ investment advisor, the Funds’ transfer agent and Federated Investment Management Company, any of which may be terminated without notice to Wasatch Funds shareholders.
Neither Wasatch Funds nor Wasatch Advisors makes any representation with respect to the suitability of the Money Market Fund for any shareholder. Please read the separate prospectus for the Money Market Fund carefully before investing in it to understand the Fund’s objectives, strategies, risks and historical performance.
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Wasatch Funds — Dividends, Capital Gain Distributions and Taxes
January 31, 2018

In addition to any increase in the value of shares a Fund may achieve, you may receive dividend and capital gain distributions from the Fund.
Dividends
Dividends from stocks and interest earned from other investments are the Funds’ main sources of investment income. It is intended that substantially all of the Global Value Fund’s net investment income (income less expenses) will be distributed quarterly as dividends to shareholders. For the Funds (except the Global Value Fund), it is intended that substantially all of such Funds’ net investment income (income less expenses), if any, will be distributed at least annually as dividends to shareholders. As noted below, the Funds, except the Global Value Fund, expect that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.
Capital Gains
When a Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.
Buying a Dividend
Purchasing shares of a Fund shortly before it makes dividend or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.
Unless you are investing in a tax-deferred account like an IRA, you may want to consider waiting to invest until after a Fund makes a distribution.
Reinvestment of Dividend and Capital Gain Distributions
Dividend and capital gain distributions made by a Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request in good order.
Federal Income Taxes
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service (IRS) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be deposited in the Funds. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Each Fund intends to qualify as a “regulated investment company” under federal tax laws. If each Fund qualifies as a regulated investment company and distributes its income as required by tax law, the Funds generally will not pay federal income taxes. Dividends paid from the Funds’ net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of the Funds will constitute “qualified dividends” generally eligible for the maximum marginal stated federal tax rate of 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). In certain cases (e.g., as with some capital gains attributable to real estate investment trust [REIT] shares) a higher rate applies. Each Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.”
Distributions paid from the Funds’ long-term capital gains and properly reported by the Funds as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. The Funds, except the Global Value Fund, expect that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.
The tax status of your distributions from the Funds is not affected by whether you reinvest your distributions in additional shares or receive them in cash. Tax laws may require you to treat distributions made to you in January as if you had received them on December 31st of the previous year.
Income from the Funds may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
The following information applies to the Funds to the extent that they invest in REITs. The REITs in which the Funds invest may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, a Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a

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Wasatch Funds — Dividends, Capital Gain Distributions and Taxes

distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares. The actual composition for tax reporting purposes will depend on the year-end tax characterizations of dividends paid by certain securities held by the Funds and on tax regulations.
Gain or loss upon the sale of shares of a Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from your Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.
The Funds are required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS Rules and Regulations for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.
The following information is particularly important for investors in the Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Value, International Growth, International Opportunities and World Innovators Funds, which may invest significant assets in foreign countries. To the extent a Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If a Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in the dividends being taxed to you, including your share of taxes paid to other countries, which may permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.
If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions. However, distributions received by a foreign investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.
A distribution from a Fund that is properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund, or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund, may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions in respect of shares may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury, and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding tax after December 31, 2018.
India Taxes
In India, a tax of 15% plus surcharges is currently imposed on gains from sales of equities held not more than one year (“short-term gains”) and sold on a recognized stock exchange in India, which are chargeable to securities transaction tax (“STT”).  In the case of foreign portfolio investors (“FPI”) gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges for short-term capital gains (held not more than one year in case of listed equities and held not more than two years in case of unlisted equities) and 10% plus surcharges for long-term capital gains (held for more than one year in case of listed equities and held for more than two years in case of unlisted equities). There is no tax on gains from sales of equities held for more than one year (“long-term gains”) and sold on a recognized stock exchange in India and chargeable to STT.
Also in India, in the case of FPI, the tax rate on short-term capital gains and long-term capital gains from sales of debt securities is currently 10% plus surcharges and 30% plus surcharges respectively. The period to decide short-term/long-term nature of gains is one year in case of listed debt securities and three years in case of unlisted debt securities. A STT applies for equity and derivative transactions executed on stock exchanges, redemption of mutual fund units at specified rates. India imposes a tax on interest on securities at a rate of 5% plus surcharges subject to complying with conditions else, at 20% plus surcharges.  This tax on interest/capital gains is withheld/imposed on the investor and payable prior to repatriation of interest/sales proceeds. India imposes a dividend distribution tax on

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dividends paid by an Indian company at an effective rate of over 20%. This tax is imposed on the company that pays the dividends. The dividend is exempt in the hands of the investor.
The capital gains tax is computed on net realized gains. Any realized losses (other than long-term loss on the sale of equities subject to STT) in excess of gains may be carried forward for a period of up to eight years to offset future gains.
Any taxes paid in India by a Fund on realized gains may be available to be included in the calculation of the Fund’s foreign tax credit that may be passed through to shareholders via Form 1099-DIV. Taxes incurred on gains may lower, to a larger extent, the total return of that Fund as proceeds from sales of securities are reduced by the amount of the tax.
When You will Receive Tax Information
After the end of each calendar year, you will be sent information on redemptions, and dividend and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as “qualified dividends,” and the portion taxable as long-term capital gains.
Account tax information will also be sent to the IRS.

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Wasatch Funds — Financial Highlights
January 31, 2018

The Financial Highlights tables on the following pages are intended to help you understand the financial performance of the Institutional Class of each Wasatch Fund for the past five years ended September 30th or since inception if the Class has been in operation less than five years. Certain information reflects financial results for a single Institutional Class share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Institutional Class of a Fund (assuming reinvestment of all dividends and distributions).
The Financial Highlights were audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report which is available upon request from Wasatch Funds.

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Wasatch Funds — Financial Highlights

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund
Year ended 9/30/17	$57.16	(0.30)	11.07	10.77	— [4]	(0.03)	(0.09)	(0.12)
Year ended 9/30/16[19]	$57.99	(0.14)	6.03	5.89	— [4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.58	0.06	5.79	5.85	— [4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.57	(0.23)	2.00	1.77	— [4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.44	(0.07)	11.20	11.13	— [4]	—	—	—
Emerging India Fund
Year ended 9/30/17	$ 3.40	0.02 [20]	0.71	0.73	— [4]	—	(0.03)	(0.03)
Period ended 9/30/1617 19	$ 2.82	(0.01)	0.59	0.58	—	—	—	—
Emerging Markets Select Fund
Year ended 9/30/17	$ 9.32	(0.01)	1.29	1.28	— [4]	—	—	—
Year ended 9/30/16[19]	$ 8.41	0.04	0.87	0.91	—	—	—	—
Year ended 9/30/15	$10.37	(0.03)	(1.88)	(1.91)	— [4]	(0.05)	—	(0.05)
Year ended 9/30/14	$ 9.61	— [4]	0.78	0.78	— [4]	(0.02)	—	(0.02)
Year ended 9/30/13[11]	$10.00	(—) [4]	(0.39)	(0.39)	— [4]	—	—	—
Emerging Markets Small Cap Fund
Year ended 9/30/17	$ 2.67	0.01	0.32	0.33	— [4]	—	—	—
Period ended 9/30/1617 19	$ 2.31	(—) [4]	0.36	0.36	—	—	—	—
Frontier Emerging Small Countries Fund
Year ended 9/30/17	$ 2.64	(0.06)	0.18	0.12	— [4]	—	—	—
Period ended 9/30/1617 19	$ 2.58	0.02	0.04	0.06	— [4]	—	—	—
Global Opportunities Fund
Year ended 9/30/17	$ 3.52	(0.02)	0.54	0.52	—	(0.01)	(0.27)	(0.28)
Period ended 9/30/1617 19	$ 3.09	(—) [4]	0.43	0.43	—	—	—	—
International Growth Fund
Year ended 9/30/17	$31.46	(0.05)	3.56	3.51	— [4]	(0.02)	(1.07)	(1.09)
Period ended 9/30/1617 19	$28.46	0.01	2.99	3.00	— [4]	—	—	—
International Opportunities Fund
Year ended 9/30/17	$ 3.23	(0.01)	0.28	0.27	— [4]	—	—	—
Period ended 9/30/1617 19	$ 2.71	0.01	0.51	0.52	— [4]	—	—	—
Global Value Fund (formerly, Large Cap Value Fund)
Year ended 9/30/17	$ 9.01	0.18	1.25	1.43	— [4]	(0.20)	(0.32)	(0.52)
Year ended 9/30/16[19]	$ 8.84	0.29	0.88	1.17	— [4]	(0.17)	(0.83)	(1.00)
Year ended 9/30/15	$12.69	(0.04)	(0.49)	(0.53)	— [4]	(0.17)	(3.15)	(3.32)
Year ended 9/30/14	$16.57	0.20	1.52	1.72	— [4]	(0.24)	(5.36)	(5.60)
Year ended 9/30/13	$14.31	0.22	2.39	2.61	— [4]	(0.22)	(0.13)	(0.35)
Small Cap Growth Fund
Year ended 9/30/17	$43.58	(0.17)	5.99	5.82	— [4]	—	(3.51)	(3.51)
Year ended 9/30/1617 19	$37.58	(0.07)	6.07	6.00	— [4]	—	—	—
Small Cap Value Fund
Year ended 9/30/17	$ 6.65	0.01	1.34	1.35	— [4]	(0.02)	—	(0.02)
Year ended 9/30/16[19]	$ 5.88	0.02	0.78	0.80	— [4]	(0.03)	—	(0.03)
Year ended 9/30/15	$ 5.72	0.05 [15]	0.11	0.16	— [4]	—	—	—
Year ended 9/30/14	$ 5.14	(0.03)	0.61	0.58	—	—	—	—
Year ended 9/30/13	$ 3.82	(0.01)	1.33	1.32	— [4]	—	—	—
World Innovators Fund
Year ended 9/30/17	$19.36	(0.09)	4.30	4.21	—	—	(0.70)	(0.70)
Period ended 9/30/1617 19	$17.54	(—) [4]	1.82	1.82	—	—	—	—
114

(for an Institutional Class share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$67.81	18.87	1.05 [5]	1.10 [5]	(0.63)	(0.67)	$383,159	26%
$57.16	10.83	1.07 [5]	1.09 [5]	(0.48)	(0.50)	$251,181	18%
$57.99	10.94	1.12 [5]	1.13 [5]	(0.29) [12]	(0.30) [12]	$150,614	39%
$53.58	3.31	1.13 [5]	1.19 [5]	(0.59)	(0.65) [5]	$ 49,369	26%
$52.57	26.86	1.12 [5]	1.32 [5]	(0.32)	(0.52) [5]	$ 19,971	16%

$ 4.10	21.89	1.50 [5]	1.67 [5]	(0.77)	(0.94)	$ 23,739	17%
$ 3.40	20.57	1.50 [5]	2.00 [5]	(0.70)	(1.20)	$ 9,799	42%

$10.60	13.73	1.21 [6]	1.52 [6]	(0.09)	(0.39)	$ 28,868	55%
$ 9.32	10.82	1.29 [6]	1.59 [6]	0.29	(0.01)	$ 26,763	62%
$ 8.41	(18.67)	1.51 [6]	1.77 [6]	(0.06)	(0.32)	$ 19,270	46%
$10.37	8.13	1.51 [5]	1.71 [5]	0.05	(0.15)	$ 32,306	59%
$ 9.61	(3.90)	1.50 [5]	2.21 [5]	(0.18)	(0.89)	$ 28,861	43%

$ 3.00	12.36	1.81 [6]	1.88 [6]	(0.05)	(0.12)	$252,823	58%
$ 2.67	15.58	1.80 [6]	1.81 [6]	(0.03)	(0.04)	$160,729	42%

$ 2.76	4.55	2.08 [6]	2.17 [6]	(0.34)	(0.44)	$ 42,006	59%
$ 2.64	2.33	2.06 [6]	2.06 [6]	1.40	1.40	$139,699	80%

$ 3.76	16.92	1.36 [6]	1.93 [6]	(0.85)	(1.41)	$ 7,149	27%
$ 3.52	13.92	1.35 [5]	2.32 [5]	(0.57)	(1.54)	$ 5,348	44%

$33.88	12.16	1.35 [5]	1.37 [5]	(0.14)	(0.16)	$656,860	31%
$31.46	10.54	1.35 [5]	1.36 [5]	0.07	0.06	$509,016	50%

$ 3.50	8.36	1.96 [6]	2.04 [6]	(0.39)	(0.47)	$234,795	59%
$ 3.23	19.19	1.95 [5]	2.04 [5]	0.64	0.55	$168,136	41%

$ 9.92	16.31	0.95 [5]	2.31 [5]	2.05	0.70	$ 4,594	44%
$ 9.01	13.97	0.96 [5]	1.72 [5]	1.76	1.00	$ 3,589	26%
$ 8.84	(6.50)	0.98 [5]	1.44 [5]	1.40	0.94	$ 1,525	39%
$12.69	11.95	0.98 [5]	1.25 [5]	1.52	1.25	$ 8,068	53%
$16.57	18.54	0.98 [5]	1.35 [5]	1.37	1.00	$ 15,444	47%

$45.89	14.54	1.05 [5]	1.11 [5]	(0.66)	(0.72)	$508,373	19%
$43.58	15.97	1.05 [5]	1.11 [5]	(0.63)	(0.69)	$337,605	20%

$ 7.98	20.28	1.05 [5]	1.16 [5]	0.21	0.11	$ 49,671	37%
$ 6.65	13.54	1.08 [5]	1.20 [5]	0.40	0.28	$ 23,839	57%
$ 5.88	2.97	1.15 [5]	1.20 [5]	0.92 [15]	0.87 [15]	$ 18,941	57%
$ 5.72	11.28	1.15 [5]	1.44 [5]	(0.49)	(0.78)	$ 10,436	50%
$ 5.14	34.55	1.15 [5]	1.46 [5]	(0.11)	(0.42)	$ 9,359	40%

$22.87	22.55	1.55 [5]	2.22 [5]	(0.29)	(0.96)	$ 3,836	91%
$19.36	10.38	1.55 [5]	3.69 [5]	(0.01)	(2.15)	$ 5,977	112%
115

Wasatch Funds — Notes to Financial Highlights
January 31, 2018

[1]	Not annualized for periods less than one year.
[2]	Annualized for periods less than one year.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[4]	Represents amounts less than $0.005 per share.
[5]	Includes interest expense of less than 0.005%.
[6]	Includes interest expenses of more than 0.005%.
[11]	Institutional class inception date was December 13, 2012.
[12]	Investment income per share reflects a large, non-recurring dividend which amounted to $0.08 per share for the Institutional Class. Excluding this non-recurring dividend, income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements	Net Investment Income (Loss) Before Waivers and Reimbursements
Core Growth Fund	(0.59)%	(0.60)%
[15]	Investment income per share reflects a large, non-recurring dividend which amounted to $0.05 per share for the Institutional Class. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements	Net Investment Income (Loss) Before Waivers and Reimbursements
Small Cap Value Fund	0.10%	0.05%
[17]	Institutional class inception date was February 1, 2016.
[19]	Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses. Excluding this non-recurring reimbursement, the ratio of expenses to average net assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Core Growth Fund	1.07	1.09
Emerging India Fund	1.56	2.06
Emerging Markets Select Fund	1.33	1.63
Emerging Markets Small Cap Fund	1.82	1.83
Frontier Emerging Small Countries Fund	2.08	2.08
Global Opportunities Fund	1.42	2.39
International Growth Fund	1.36	1.37
International Opportunities Fund	1.97	2.06
Global Value Fund	0.96	1.72
Small Cap Growth Fund	1.05	1.11
Small Cap Value Fund	1.08	1.20
World Innovators Fund	1.63	3.77
[20]	Per share amounts do not correlate to amounts reported in the statement of operations due to timing of share activity.
116

Wasatch Funds — Privacy Policy
January 31, 2018

The personal information we collect or disclose is handled with the utmost respect for your privacy and is motivated by our desire to serve you better.

•	We will not disclose your personal information to anyone unless it is necessary to provide you with our services, at your direction, or required by law.
•	We do not allow individuals or companies that provide services to Wasatch Funds to use your personal information for their own marketing purposes.
•	We maintain contracts with individuals or companies providing services to Wasatch Funds’ shareholders that require them to protect the confidentiality of your personal information.
•	We afford the same protection of personal information to prospective and former shareholders that we do to current shareholders.
•	We consider all the information we have about you to be confidential, including the fact that you are a Wasatch Funds shareholder (unless you tell us otherwise).
•	We restrict access to your personal information to employees who service your accounts.
•	We maintain physical, electronic and procedural safeguards that comply with federal standards for maintaining the confidentiality of your information.
Information We May Collect
Most of the personal information we collect comes directly from you. The ways we gather it may include:

•	Account applications. When you open an account the information we collect may include your name, address, phone number, email address and social security number.
•	Transactions. To manage your account and provide information to you such as account statements, we maintain current and historical records of each of your transactions and accounts with Wasatch Funds.
•	Website. We collect some information on our website through the use of “cookies.” For example, we may identify the web pages your browser requests or visits. On the website, we can only identify you if you choose to identify yourself, for example, if you open an account or make transactions online. For more information please read our online privacy policy at www.WasatchFunds.com.
Information We May Disclose
We disclose information about current and former shareholders to parties outside of Wasatch for the following purposes:

•	To service your account and process your transactions. For example, the transfer agent collects and stores account and transaction data.
•	To do as you request. For example, you may direct us to send your statements and confirmations to a third party.
•	To print and mail materials to you. Companies that provide printing and mailing services are prohibited from using your information in any way other than the purpose for which it was provided.
•	To comply with laws or regulations. We may disclose or report personal information as required by law, for example, to respond to a subpoena, court order or regulatory demand made by the proper authorities.
•	To the extent permitted by law. For example, the law permits us to respond to a request for information from a consumer reporting agency.

117

General
This prospectus is for the Institutional Class shares of certain Wasatch Funds. Investor Class shares for each Fund are offered under a different prospectus.
You should also review the Investor Class prospectus to learn about the different features of Investor Class shares. For more information about Investor Class shares and eligibility requirements, contact Wasatch.
If you have any questions about Wasatch Funds or would like more information about Institutional Class or Investor Class shares, please contact Wasatch Funds.
Online
www.WasatchFunds.com
or via email at
shareholderservice@wasatchfunds.com
Telephone
800.551.1700
Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.
Mail
Wasatch Funds
P.O. Box 2172
Milwaukee, WI 53201-2172

118

Wasatch Funds
January 31, 2018

Wasatch Funds
January 31, 2018

Wasatch Funds
January 31, 2018

2018 Prospectus www.WasatchFunds.com 800.551.1700
You may obtain a free copy of the Funds’ SAI, annual or semi-annual reports, or quarter-end portfolio holdings on the Funds’ website at www.WasatchFunds.com or by contacting Wasatch at the telephone number listed above. You may make inquiries to the Fund via mail at Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172, via email at shareholderservice@wasatchfunds.com or by calling the telephone number listed above. Shareholder representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.
The SAI provides more details about the Funds and their policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The reports contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance for the most recent six- or 12-month period, as applicable. You can go to the EDGAR database on the SEC’s website (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC. Copies of this information also may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by electronic request at the following email address: publicinfo@sec.gov. Information about the Funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission at 202.551.8090 for information.
Investment Company Act File Number: 811-4920

PROSPECTUS
January 31, 2018
INSTITUTIONAL CLASS / Wasatch Long/Short Fund (WILSX)
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

1

Wasatch Long/Short Fund® — Summary

Investment Objective
The Fund’s investment objective is capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold Institutional Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fee	1.10%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.17%
Dividend Expense on Short Sales/Interest Expense[1]	0.88%
Total Annual Fund Operating Expenses[2]	2.15%
Expense Reimbursement	(0.12)%
Total Annual Fund Operating Expenses After Expense Reimbursement	2.03%
[1]	Dividends on short sales are the dividends paid to the lenders of borrowed securities. The expenses related to dividends on short sales are estimated and will vary depending on whether the securities the Fund sells short pay dividends and on the amount of any such dividends. Expenses also include borrowing costs paid to the broker in connection with borrowing the security to be sold short. The rate paid to brokers varies by security.
[2]	Wasatch Advisors, Inc. (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.15% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Institutional Class remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Long/Short Fund — Institutional Class	$206	$662	$1,144	$2,473
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
2

January 31, 2018

Principal Strategies
The Fund invests primarily in equity securities by maintaining long equity positions and short equity positions.
We seek to achieve higher risk-adjusted returns with lower volatility compared to the equity markets in general (as represented by the S&P 500 Index). Under normal market conditions, we will invest the Fund’s assets in the equity securities of companies with market capitalizations of at least $100 million at the time of purchase that we have identified as being undervalued (long equity positions) and we will sell short those securities (short equity positions) that we have identified as being overvalued.
The Fund may at any time have either a net long exposure or a net short exposure to the equity markets. The Fund will not be managed to maintain either net long or net short market exposure.
The Fund may invest in early stage companies and initial public offerings (IPOs).
We believe that the best opportunities to make both short and long equity investments are when the market’s perception of the values of individual companies (measured by the stock price) differs widely from our assessment of the intrinsic values of such companies. When evaluating a potential long or short investment for the Fund, we employ a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. We believe opportunities to buy stocks or sell stocks short arise due to a variety of market inefficiencies, including:
•	Changes in market participant psychology and circumstances.
•	Imperfect information.
•	Forecasts and projections by Wall Street analysts and company representatives that differ from experienced reality.
When evaluating long investments, we typically look for stocks that are appropriately valued or undervalued based on our analysis.
When evaluating a short investment, we typically look for signs of current overvaluation. For example, we look for companies that we believe:
•	Have earnings that appear to be reflected in the current stock price.
•	Are likely to fall short of market expectations.
•	Are in industries that exhibit weakness.
•	Have poor management.
•	Are likely to suffer an event affecting long-term earnings.
The Fund may invest in fixed-income securities of any maturity consisting of corporate notes, bonds and debentures, including those that are rated less than investment grade at the time of purchase.
The Fund may invest a large percentage of its assets in a few sectors.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
The Fund is expected to have a high portfolio turnover rate.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Market Direction Risk. Since the Fund has both a “long” and a “short” portfolio, an investment in the Fund will involve market risks associated with different investment decisions than those made for a typical “long only” stock fund. The Fund’s results will suffer both when there is a general stock market advance and the Fund holds significant “short” equity positions, or when there is a general stock market decline and the Fund holds significant “long” equity positions.
Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.
Short Sales Risk. The Fund can make short sales of securities, which means it may experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. Short sales may reduce a fund’s returns or increase volatility. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.
Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales in combination with long positions in seeking to improve Fund performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held
3

Wasatch Long/Short Fund® — Summary

only long positions. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short positions also typically involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms. Furthermore, regulatory authorities in various countries, including the United States, have enacted temporary rules prohibiting the short-selling of certain stocks in response to market events. If regulatory authorities were to reinstitute such rules or otherwise restrict short selling, the Fund might not be able to fully implement its short-selling strategy.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.
Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status and is generally higher for non-investment grade securities.
Non-Investment Grade Securities Risk. Non-investment grade securities (also known as “high yield” or “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s). Such securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default by the issuer or decline in the issuer’s credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and the issuer may be more susceptible to negative market sentiment, leading to depressed prices and decreased liquidity for the non-investment grade securities.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly
4

January 31, 2018

affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
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Wasatch Long/Short Fund® — Summary

Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunications services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Portfolio Turnover Rate. The Fund’s annual portfolio turnover rate is expected to exceed 200%. This type of fund generally has high portfolio turnover that necessarily results in greater transaction costs and causes more short-term capital gains (or losses) to be realized. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.
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January 31, 2018

Historical Performance
The following tables provide information on how the Institutional Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Institutional Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Institutional Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Institutional Class for the calendar years shown in the bar chart. The average annual total returns table allows you to compare the Fund’s performance over the time periods indicated to the primary benchmark (the S&P 500 Index), which reflects the effects of general stock market risk, and to a secondary benchmark (the Citigroup U.S. Domestic 3-Month U.S. Treasury Bills Index), which reflects short-term interest rates and is usually free from the risk of principal fluctuation. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.
Wasatch Long/Short Fund — Institutional Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 3/31/2013	9.27%
Worst — 9/30/2015	-12.20%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	Since Inception (12/13/12)
Wasatch Long/Short Fund — Institutional Class
Return Before Taxes	-1.80%	2.66%	2.76%
Return After Taxes on Distributions	-1.80%	1.76%	1.87%
Return After Taxes on Distributions and Sale of Fund Shares	-1.02%	2.01%	2.10%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	15.62%
Citigroup U.S. Domestic 3-Month Treasury Bills Index (reflects no deductions for fees, expenses or taxes)	0.84%	0.24%	0.24%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.
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Wasatch Long/Short Fund® — Summary
January 31, 2018

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc.
Portfolio Managers
David Powers, CFA Lead Portfolio Manager Since October 2017
Purchase and Sale of Fund Shares
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including Individual Retirement Accounts (IRAs), is $100,000. Other than the reinvestment of dividends, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at www.WasatchFunds.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at www.WasatchFunds.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers. They may charge you a transaction fee for this service.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
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Wasatch Funds — Additional Information about the Fund
January 31, 2018

Please see the section entitled “Principal Strategies” in the Fund Summary for a more complete discussion of the Fund’s principal investment strategies. Principal strategies are strategies the Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective.
Investment Process
Securities for the Fund are recommended by an experienced in-house research team. The Fund’s portfolio manager seeks to ensure that investments are compatible with the Fund’s investment objective(s) and strategies.
As part of its research process, the research team uses “bottom-up” fundamental analysis to identify companies that it believes have outstanding investment potential. The research process may include, among other things, prescreening potential investments using databases and industry contacts, analyzing companies’ annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.
Buying Securities
Decisions to buy securities are based on the best judgment of the Fund’s portfolio manager in a continuing effort to enhance long-term performance. Below are factors that are considered by portfolio managers when purchasing securities for the Fund.
Growth Stocks
As we analyze growing companies, we are most interested in finding:
•	Potential for significant and sustained revenue and earnings growth.
•	Experienced, proven management team.
•	High return on capital.
•	Sustainable competitive advantage.
•	Market leadership and/or growing market share.
•	Ability to capitalize on favorable long-term trends.
•	Strong financial health.
•	Reasonable use of debt.
•	Attractive valuation.
Value Stocks
As we analyze “value” companies, we are most interested in finding:
•	Catalysts for improved earnings growth.
•	New products or services that may increase revenue growth and market share.
•	Experienced top management with a substantial stake in the company’s future.
•	Introduction of valuable new products and services.
•	Low stock valuation as measured by a variety of ratios, including price-to-earnings, price-to-sales, price-to-book, price-to-cash flow and enterprise value-to-EBITDA.
•	Potential to generate improved financial performance.
Long/Short Fund
The initial valuation review for securities to be purchased or sold short in the Long/Short Fund includes:
•	Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, enterprise value-to-EBITDA and price/earnings-to-growth.
•	Modified discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.
•	Changing sector and company specific outlooks due to subjective factors, including globalization of capital, labor and process knowledge, as well as increasing information and price transparency.
Investment opportunities may be further prioritized based upon metrics for market participant psychology including:
•	Money flow.
•	Insider activity.
•	Relative strength.
•	Variation from moving averages.
Selling Securities
Decisions to sell securities are based on the best judgment of the Fund’s portfolio manager in a continuing effort to enhance long-term performance. In general, we are likely to sell a security when:
•	The rationale we used to buy the security is no longer valid.
•	The security becomes overpriced.
•	We believe another security has better investment potential.
With respect to the Long/Short Fund, we may decide to close out a short position when:
•	The price of the security sold short has fallen to a point where the Fund will recognize a gain.
•	The price of the security sold short has risen to a point where we feel capital is unreasonably at risk, regardless of how we evaluate the security.
Additional Information about Investment Strategies and Risks
The following supplements the information for principal strategies of the Fund (as identified in its summary) as well as additional information about the Fund’s non-principal strategies.
Sector and Industry Weightings Risk. The Fund may invest a large percentage of its assets in a few sectors or industries within a particular sector, and the risks associated with investing in various sectors and industries are

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Wasatch Funds — Additional Information about the Fund

considered principal risks of the Fund.  The current list of recognized sectors includes consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If the Fund invests in only a few sectors it will have more exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. To the extent the Fund has substantial holdings within a particular sector, or industry therein, the risks to the Fund associated with the sector or industry increase.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as, consumer and household durables, hotels, restaurants, media, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances and government regulation.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, capital markets, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation, economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.

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January 31, 2018

Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining could be affected by supply and demand and operational costs.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunication services sector includes diversified telecommunication services and wireless telecommunication services. The telecommunication services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment

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Wasatch Funds — Additional Information about the Fund

unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Foreign Securities Risk. The Fund may invest in foreign securities but this a non-principal strategy of the Fund and not considered a principal risk. The following paragraphs highlight some of the risks of investing in foreign securities.
Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.
Currency Risk. The U.S. dollar value of the Fund’s assets invested in foreign countries will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. While the Wasatch Funds have the ability to hedge against fluctuations in foreign currency exchange rates, they have no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.
Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.
Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.
Transaction Costs. The costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those for domestic transactions.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policies in a country or region could significantly affect the markets in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in different countries or regions. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Convertible Securities Risk. The Fund may invest in convertible securities, but it is a non-principal strategy of the Fund and not considered a principal risk.  Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed-income securities, and the markets for convertible securities may be less liquid than the markets for common stocks or bonds. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, then the convertible security tends to reflect the market price of the underlying common stock and may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. Additionally, an issuer may have the right to buy back certain convertible securities at a time and price that would be unfavorable to a Fund.
Cybersecurity Breach Risk. The Fund could be vulnerable, through its investments or otherwise, to cybersecurity breaches. Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices

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January 31, 2018

(such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional cybersecurity breaches can occur, such as the inadvertent release of confidential information. A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could affect the business and reputation of companies in which a Fund invests, causing the Fund’s investments to lose value.
Early Stage Companies Risk. The Fund may invest a significant portion of its assets in early stage companies from time to time, and investing in early stage companies is therefore considered a principal risk of the Fund. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Participatory Notes Risk. The Fund may invest in participatory notes, but it is not considered a principal risk of the Fund. “Participatory Notes” are contracts or similar instruments evidencing the indirect ownership of an underlying basket of securities held by banks or other parties, and used to obtain exposure to an equity investment, including common stocks and warrants in a local market where direct ownership is not permitted. The purchase of Participatory Notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities; the Fund is subject to the risk that the issuer of the instrument (i.e., the issuing bank or broker-dealer) is unable or refuses to perform under the terms of the instrument. Such instruments are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of a Participatory Note will equal the value of the underlying equity security to which it is linked.
Exchange-Traded Funds (ETFs) Risk. The Fund may invest in ETFs, but it is a non-principal strategy of the Fund and not considered a principal risk.  The Fund may invest in ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission (SEC). ETFs are investment companies that are bought and sold on a securities exchange. The market price of an ETF may fluctuate due to the supply of and demand for the ETF’s shares on the exchange upon which its shares are traded. An ETF may trade at a premium or discount to its net asset value. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. Because of the ETF’s expenses, it may be more costly to own the ETF than to own the underlying securities directly. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by the ETF and the investment strategies employed by such funds (such as the use of leverage). As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.
Initial Public Offerings (IPOs) Risk. The Fund may invest a significant portion of its assets in IPOs from time to time, and investing in IPOs is therefore considered a principal risk of the Fund.   IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.
Liquidity Risk. From time to time, the trading market for a particular security or securities or a type of security in which the Fund invest may become less liquid or even illiquid, particularly with respect to emerging market securities, frontier market securities, IPOs and early stage companies. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. Market quotations for such securities may be volatile.
Derivatives Risk. The Fund may invest in derivatives, including put and call options on securities, options on futures, and foreign currency exchange contracts for hedging purposes only, but it is a non-principal strategy of the Fund and not considered a principal risk.  A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). The Fund may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio and to facilitate the sale of existing portfolio securities. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The risks of using derivatives include market risk, credit risk, management risk, liquidity risk and the risk that changes in the value of a derivative held by the Fund will not correlate with the asset, index or rate underlying the derivative contract. Derivatives can be highly volatile, illiquid and difficult to value. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Adverse movements in the price or value of the underlying

13

Wasatch Funds — Additional Information about the Fund
January 31, 2018

asset or index can lead to losses from the use of derivatives, which may be magnified by certain features of the contract. Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position in which the risk of loss may be limited to the notional amount of the instrument). A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to fulfill its obligations.
The potential benefits to be derived from an options, futures and derivatives strategy are dependent upon the portfolio manager’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate, and the derivative itself. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful.
Preferred Stock Risk. Investing in preferred stock is a non-principal strategy of the Fund and not considered a principal risk of the Fund.  Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline affecting the stock’s price.
Warrants and Rights Risk. Investing in warrants and rights is a non-principal strategy of the Fund and not considered a principal risk of the Fund.  A warrant gives the Fund the right to buy a specified amount of an underlying stock at a predetermined “exercise” price on the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock, and a warrant will only have value if the Fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, typically the warrant will expire without any value and the Fund will lose any amount it paid for the warrant. Similarly, a stock right entitles the Fund to purchase new shares issued by a corporation at a predetermined price (normally at a discount to the current market price) in proportion to the number of shares already owned. Issued rights are only exercisable for a short period of time, after which they expire. The Fund has no obligation to exercise a right and buy the newly issued stock, and a right will only have value if the Fund is able to exercise it or sell it before it expires.
Cash/Temporary Defensive Positions
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.
For example, the Fund may temporarily increase its cash position or invest a larger portion of its assets in money market instruments or repurchase agreements. The Fund reserves the right to invest all of its assets in temporary defensive positions.
When the Fund takes temporary defensive positions, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective(s).
Portfolio Turnover
The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Fund’s portfolio whenever the Fund’s portfolio manager(s) believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.
To a lesser extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions and dealer mark-ups and other transaction costs and may also result in taxable capital gains.
Other Investment Strategies
The Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks, see “Investment Strategies and Their Risks” in the Statement of Additional Information (SAI).
Investment Objectives and other Policies
The investment objective of the Fund can be changed without shareholder approval. Shareholders will be given at least 60 days’ notice prior to any change to a Fund’s investment objective. Certain policies of the Fund also cannot be changed without a shareholder vote. These policies are described in the SAI.
Disclosure of Portfolio Holdings
The Fund’s portfolio securities disclosure policy is described in the SAI.

14

Wasatch Funds — Management
January 31, 2018

Investment Advisor
The investment advisor for the Fund is Wasatch Advisors, Inc. (the “Advisor”). The Advisor and Wasatch Funds are located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. The Advisor has been in the investment advisory business since 1975. As of December 31, 2017, the Advisor had approximately $16.6 billion in assets under management.
The Advisor is responsible for investing the Fund’s assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Fund’s business affairs.
Management Fees and Expense Limitations
The Fund pays the Advisor a monthly management fee that is a percentage of the Fund’s average daily net assets.
The following chart reflects the management fee paid by the Fund to the Advisor after taking into account any reimbursements during the most recent fiscal year.
Information regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s most recent semi-annual report dated March 31st.
The Advisor has contractually agreed to limit the expenses for the Institutional Class shares of the Fund, at least through January 31, 2019, to a certain percentage of average net assets computed on a daily basis, subject to the following: the Advisor will pay all expenses, excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business in excess of such limitations. The expense limit is shown in the following chart. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses any time after January 31, 2019.
Wasatch Fund	Annual Management Fees, Net of Reimbursements	Institutional Class Shares Expense Limitations
Long/Short Fund	0.98%	1.15%

Portfolio Managers
All Wasatch Funds are managed by a research team consisting of portfolio managers and securities analysts. The lead portfolio managers, portfolio managers and associate portfolio managers are responsible for making investment decisions for their respective Funds in accordance with each Fund’s investment objective(s) and strategies. The lead portfolio managers are ultimately responsible for managing their respective Funds in accordance with the Fund’s investment objective(s) and strategies. The research team is responsible for analyzing securities and making investment recommendations. The individual listed in the table below is primarily responsible for the day-to-day management of the Fund.
Name of Fund	Portfolio Manager(s)
Long/Short Fund	David Powers, CFA*
*CFA® is a trademark owned by CFA Institute.
David Powers, CFA, has been the lead portfolio manager for the Global Value Fund (formerly, the Large Cap Value Fund) since August 19, 2013 and lead portfolio manager for the Long/Short Fund since October 5, 2017. Mr. Powers has many years of investment experience, most recently serving as a portfolio manager with Eagle Asset Management. Prior to joining Eagle, he worked as a portfolio manager with ING Investment Management, where he was responsible for the ING Large Cap Value Fund from 2007 through 2012. While at ING, Mr. Powers also worked as a senior sector analyst covering telecommunication services, utilities, energy and materials. His experience includes several senior investment positions with Federated Investors from 2001 through 2007. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio. He holds a Bachelor of Science in Accounting from Fairleigh Dickinson University and a Master’s degree in Accounting and earned a Master of Business Administration from Kent State University.
The SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

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Wasatch Funds — Management
January 31, 2018

Service Providers
Investment Advisor
Wasatch Advisors, Inc.
505 Wakara Way, 3rd Floor
Salt Lake City, UT 84108
Administrator and Fund Accountant
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Distributor
ALPS Distributors, Inc
1290 Broadway, Suite 1100
Denver, CO 80203
Transfer Agent
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Legal Counsel to Wasatch Funds
and Independent Trustees
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut St., Suite 1300
Kansas City, MO 64106

16

Wasatch Funds — Shareholder’s Guide
January 31, 2018

Investment Minimums — Institutional Class
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including IRAs, is $100,000. Other than the reinvestment of dividends and capital gains, there is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper and/or omnibus accounts established by financial intermediaries. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within a Fund. Institutional Class shares are also available for purchase, with no minimum initial investment, by current and former trustees/directors and officers of any Wasatch Fund, and their immediate family members (as defined in the SAI), current officers and current and former directors of the Advisor and its affiliates, and their immediate family members, and full-time and retired employees of the Advisor and its affiliates, and their immediate family members.
How to Contact Wasatch
Online
www.WasatchFunds.com
or via email at
shareholderservice@wasatchfunds.com
Telephone
800.551.1700
Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. You can also reach our automated system 24 hours a day for daily share prices and account information.
Wasatch Funds shareholders who have combined account balances of $100,000 or more held directly with the Wasatch Funds have access to an exclusive toll free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.
Mail
Regular Mail Delivery
Wasatch Funds
P.O. Box 2172
Milwaukee, WI 53201-2172
Overnight Delivery
Wasatch Funds
235 West Galena Street
Milwaukee, WI 53212

Open a New Account Directly with Wasatch Funds
For policies governing the following transactions and services, please see “Account Policies.”
New accounts are subject to acceptance by Wasatch Funds.
Online
Visit Wasatch Funds’ website, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change Form.
Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.
Telephone
Complete the appropriate application and call for instructions on how to open an account via wire.
Mail
Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check made payable to Wasatch Funds.

17

Wasatch Funds — Shareholder’s Guide
January 31, 2018

Purchase Shares Directly from Wasatch Funds for an Existing Account
Online
If you have previously provided bank information for an existing account, you may add to your account in amounts of $5,000 or more.
Telephone
You may add to your account via electronic funds transfer in amounts of $5,000 up to $100,000 (for individual and corporate accounts). If an electronic funds transfer cannot be processed for any reason, your account will be charged a service fee (currently $20.00).
Mail
Complete the additional investment form from your statement or write a note that includes the name and Class (i.e., Institutional Class) of the Fund, name(s) of investor(s) on the account and the account number. Mail the form or a note and a check made payable to Wasatch Funds.
Wire
Have your bank send your investment to:
•	UMB Bank, N.A.
•	ABA Number 101000695
For credit to Wasatch Funds
•	Account Number 987-060-9800
For further credit to:
•	Wasatch (name and Class of Fund)
•	Your Wasatch account number
•	Name(s) of investor(s)
•	Social security or tax ID number

Sell (Redeem) Shares Purchased Directly from Wasatch Funds
General
•	Redemption requests for over $100,000 (in individual and corporate accounts) must be made in writing (a Medallion signature guarantee is required).
•	Checks will be mailed to the address on your account.
•	Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.
Online
You may sell shares in amounts of $5,000 up to $100,000.
Telephone
You may sell shares in your account in amounts of $5,000 up to $100,000 (for individual and corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.
Mail
Send Wasatch Funds a Letter that Includes:
•	Your name
•	The name and Class of the Fund
•	Your account number(s)
•	The dollar amount or number of shares to be redeemed
•	Your daytime telephone number
•	Signature(s) of account owners (sign exactly as the account is registered)
•	Medallion signature guarantee (if required)
For IRA accounts, please obtain an IRA Distribution Form from our website or by calling a shareholder services representative. If no withholding instructions are given, Wasatch Funds is required to withhold 10%.

18

Wasatch Funds — Account Policies
January 31, 2018

Why Wasatch Closes or Reopens Funds
The Advisor or the Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) the Fund to protect the integrity of the Fund’s investment strategy or objective. Hard closing or soft closing funds can be an important component of portfolio management, particularly for funds that primarily invest in smaller companies. We believe that closing funds or restricting inflows through some or all channels from time-to-time may be in the best interest of our shareholders. Conversely, when the assets of a closed or restricted Fund are at a level that we believe additional assets could be invested without impairing the Fund, we may reopen the Fund. We retain the right to make exceptions to any action taken to close or limit inflows into a Fund.
The SAI provides more detailed information about why and when the Fund may be hard or soft closed.
How Wasatch Closes or Reopens Funds
Fund closings or reopenings will be posted on Wasatch Funds’ website at www.WasatchFunds.com. The Advisor will seek to post information related to fund closings at least two weeks prior to the effective date of the closing.
You may sign up on Wasatch Funds’ website to receive electronic notification of fund closings and openings. You can also request information about a Fund’s open or closed status from a shareholder services representative by calling our toll-free number at 800.551.1700.
Each change in the Fund’s status also will be filed electronically with the Securities and Exchange Commission (SEC).
Policies to Prevent Market Timing
Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of a fund that primarily invests in securities that are listed on foreign exchanges take advantage of time zone differences between the close of the foreign markets on which the fund’s securities trade and the close of the U.S. markets, which is when the fund’s share price is calculated. Arbitrage opportunities may also occur in funds that do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.
Wasatch Funds are intended as long-term investments. Therefore, the Fund’s Board of Trustees (Board) has adopted policies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps Wasatch Funds has taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Fund inappropriately, imposing a 2.00% redemption fee on shares held 60 days or less (subject to certain exceptions) and revising or terminating the exchange privilege, limiting the amount of any exchange, or rejecting an exchange or purchase, at any time, for any reason.
The redemption fee may be waived for certain wrap accounts and for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and for certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).
The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board’s policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Fund’s officers will be disclosed to the Board at its next regularly scheduled quarterly meeting. See “Redemption Fee” below for additional information regarding the fee.
The Fund cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Fund through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Fund, which do not allow access to individual shareholders’ account information. In compliance with federal securities laws, the Fund executes agreements with intermediaries that obligate them to provide certain shareholder data upon request so the Fund may be able to detect excessive trading and market timing by underlying shareholders. Shareholders who have purchased shares of the Fund through financial intermediaries that do not execute the information sharing agreements may be restricted from purchasing additional shares of the Fund (other than an automatic reinvestment of dividends) through an omnibus account with such financial intermediary.
Required Information
Federal regulations may require the Fund to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, the Fund reserves the right to place limits on transactions in your account until your identity is verified.

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Wasatch Funds — Account Policies

Investment Minimums — Institutional Class
The minimum initial investment for Institutional Class shares is $100,000. Other than the reinvestment of dividends and capital gains, there is a $5,000 minimum for subsequent purchases of Institutional Class Shares.
•	Wasatch Funds reserves the right to waive or lower investment minimums for any reason.
•	Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.
Premier Services
Shareholders who purchase shares directly through Wasatch Funds and maintain account balances above certain thresholds may qualify for additional benefits and services as members of Wasatch Premier Services. Benefits start at combined account balances of $100,000, improve at a level of $250,000 and reach the highest at a level of $500,000 or more. Some of the benefits may include:
•	Use of an exclusive Toll Free number for direct access to an experienced shareholder services team member.
•	Exemptions for certain account and maintenance fees.
•	Priority notification of new or reopened Wasatch Funds.
•	Access to quarterly comments from Wasatch portfolio managers.
•	Choice of monthly or quarterly statements.
•	Access to closed funds.
Accounts that drop below a minimum service model threshold may no longer be eligible for that level of Premier Services. The Fund reserves the right to modify the Premier Services offering, eligibility requirements, benefits or services at any time. For questions regarding Premier Services please contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.
No Cancellations
Please place your transactions with care. The Fund will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.
Purchasing Shares
•	There are no sales charges to purchase Institutional Class shares of the Fund.
•	The purchase price of your Institutional Class shares will be determined the next time the Fund’s Institutional Class share prices are calculated after the transfer agent has received your request in good order prior to the close of regular trading on a day on which the New York Stock Exchange (NYSE) is open. A purchase request is in “good order” when the Fund’s transfer agent has received all the information and documentation it deems necessary to effect your request, which would typically mean that it has received federal funds, a wire, a check or Automated Clearing House (“ACH”) transaction, together with a completed account application, or, if an existing shareholder, a completed additional investment form (or written or verbal instructions, which include your name, account number, name and class of shares of the Fund and investment amount). Please refer to the Shareholder’s Guide for more detailed instructions on purchasing shares of the Funds.
•	Purchases must be made in U.S. dollars.
•	Wasatch Funds does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
•	Purchase requests may not be made via fax or email.
•	The Fund reserves the right to stop selling Institutional Class shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the Federated Prime Cash Obligations Fund (Money Market Fund).
•	Institutional Class shares are also available for purchase, with no minimum initial investment, by current and former trustees/directors and officers of any Wasatch Fund, and their immediate family members (as defined in the statement of additional information), current officers and current and former directors of the Advisor and its affiliates, and their immediate family members, and full-time and retired employees of the Advisor and its affiliates, and their immediate family members.
•	Purchase requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the purchase will be delayed until the request has been received in good order by the transfer agent.
•	Purchase requests made by telephone will only be accepted for accounts that have previously established bank information to allow electronic funds transfer from the Automated Clearing House (ACH).
•	When you make an initial purchase of shares online, the purchase amount will be withdrawn from your bank after the transfer agent has received your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your email address and we will mail a transaction confirmation to you when we have processed your online application. Please double check that the bank information you provide is correct. You will be held liable for losses incurred by the Fund due to incorrect bank information.
•	A $20.00 fee will be assessed if your purchase cannot be made for any reason. See also “Insufficient Funds Policy.”
Selling (Redeeming) Shares
•	You may request that the Fund redeems all or a portion of your Institutional Class shares.
•	The price of Institutional Class shares you redeem will be determined the next time the Fund’s share prices are calculated after the transfer agent has received your request in good order.
•	Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined.

20

January 31, 2018

Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges Form.
•	You may redeem shares in your account in amounts of $5,000 up to $100,000 (including for corporate accounts) online or by telephone.
•	Redemption requests for over $100,000 (in individual and corporate accounts) must be made in writing and a Medallion signature guarantee is required.
•	Wasatch Funds does not accept redemption requests made via fax or email.
•	The Fund will mail a check to the address on your account within seven days after the transfer agent has received your request in good order.
•	Redemption proceeds can also be sent by wire ($15.00 fee) or electronic funds transfer to your preauthorized bank account. The Fund’s transfer agent will increase the redemption request by the additional number of shares or partial shares needed to cover the wire transfer fee and will pay that fee to the processing bank.
•	Payment may be delayed for up to seven days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
•	Redemption requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the redemption will be delayed until the request has been received in good order by the transfer agent.
•	The Fund typically expects to pay redemption proceeds to redeeming shareholders within one business day following a request received in good order by the transfer agent. Receipt of redemption proceeds may take longer for wire transfers and ACH transactions, depending on your bank’s processing times. Receipt of redemption proceeds may also take longer if shares of the Fund are purchased through an intermediary.
•	The Fund can delay payment of redemption proceeds for up to seven days at any time if it is deemed to be in the best interests of the Fund to do so.
•	To meet redemption requests, the Fund typically expects to use cash reserves held in the Fund’s portfolio and/or the proceeds from sales of portfolio securities effected shortly after the redemption request. The Fund may also meet redemption requests by borrowing under a line of credit or through overdrafts with its custodian. The Fund more likely will employ these additional methods to meet larger redemption requests or during times of market stress.
•	The Fund generally pays redemptions in cash, and have filed a notice with the Securities and Exchange Commission of their intent to pay redemptions up to certain amounts in cash; however, the Fund reserves the right to redeem all or a portion of a redemption request with securities or other Fund assets, if it is determined to be in the best interests of the Fund to do so. Although generally unlikely, if the Fund does redeem shares in-kind, you will likely have to pay brokerage commissions to sell the securities or other assets delivered to you as well as any taxes on any capital gains incurred upon sale. In addition, the securities or other assets distributed to you will continue to be subject to market risk until they are sold.
•	Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.
•	If the account is worth less than the amount requested, the entire value of the account will be redeemed.
•	The Fund can suspend redemptions and/or delay payment of redemption proceeds for more than seven days after a redemption request has been received under the following unusual circumstances: (i) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings; or (b) during which trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable; or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may by order permit for the protection of security holders of the Fund.
•	The Fund reserves the right to reject or delay a redemption on certain legal grounds. See “Emergency Circumstances.”
•	Redeeming shares may result in a taxable capital gain or loss.
•	Due to money movement between Wasatch Funds and the Money Market Fund, requests made on the business day prior to a bank holiday will be processed on the following business day (subject to exception for redemptions of shares of the Money Market Fund during any period there is a temporary suspension of redemptions). This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.
Redemption Fee
•	The Fund will deduct a fee of 2.00% from redemption proceeds on Fund shares held 60 days or less, except as noted below.
•	Exchanges on shares held 60 days or less will, subject to certain exceptions, trigger the redemption fee. Exchanges into or out of the Money Market Fund will not trigger the redemption fee.
•	The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.
•	If you bought shares on different days, the shares you held longest will be redeemed first for the purpose of determining whether the redemption fee applies.

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Wasatch Funds — Account Policies

•	Shares transferred from one shareholder to another shareholder retain their original purchase date in the hands of the transferee for the application of the redemption fee.
•	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.
•	The redemption fee does not apply to shares redeemed through a systematic withdrawal plan.
•	The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement.
•	The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering laws, could not be determined within a reasonable time after the account was opened.
•	The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order, or as a result of the liquidation of the Fund by its Board of Trustees.
•	The redemption fee does not apply to shares redeemed through an automatic, non-discretionary rebalancing or asset allocation program.
•	The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements.
•	The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account.
•	The redemption fee does not apply in the event of a back office correction made to an account to provide the shareholder with the intended transaction.
•	The redemption fee does not apply in the event of the following transactions: a distribution from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit.
•	The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days.
•	The redemption fee may be waived for certain wrap accounts and for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).
•	The redemption fee may be waived by Wasatch Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board’s policies and procedures to prevent market timing are designed to mitigate. All waivers provided by Wasatch
Funds’ officers will be disclosed to the Fund’s Board at its next regularly scheduled quarterly meeting. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.
•	The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Fund, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by Wasatch Funds’ transfer agent. Such differences are typically attributable to system design differences and are unrelated to the investment in the Fund. These system differences are not intended or expected to facilitate market timing or frequent trading.
How the Fund’s Institutional Class Shares are Priced
•	The Fund’s Institutional Class share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Fund’s share price is calculated after the transfer agent has received your request in good order.
•	The Fund’s Institutional Class share price, or net asset value (NAV), is calculated by dividing the value of all securities and other assets owned by the Institutional Class of the Fund, less the liabilities charged to the Institutional Class of the Fund, by the number of Institutional Class shares outstanding.
•	The Fund’s share price is calculated as of the regular close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) every day the NYSE is open.
•	The Fund’s NAV will not be calculated on days the NYSE is closed (scheduled or unscheduled) or on holidays the NYSE observes, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the day before each observed holiday and the day after Thanksgiving and Christmas. NYSE holiday schedules are subject to change without notice.
•	The Fund’s investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Debt securities with a remaining maturity of 60 days or less at the time of purchase generally shall be valued by the amortized cost method unless it is determined that the amortized cost method would not represent fair value, in which case the securities would be marked to market. To the extent the Fund invests in registered open-end investment companies (other than exchange-traded funds), such investments are valued based on the NAV of such funds. The prospectuses of such funds will explain the circumstances under which these companies will use fair value pricing and the effects of using fair value pricing.
•	If market quotations are not readily available for the Fund’s investments in securities such as restricted securities, private placements, securities for which trading

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January 31, 2018

has been halted or other illiquid securities, these investments will be valued at fair value by the Pricing Committee of the Advisor with oversight by the Fund’s Board, in accordance with Board-approved Pricing Policies and Procedures.
•	The Fund’s investments will be valued at fair value by the Pricing Committee of the Advisor with oversight by the Fund’s Board if the Advisor determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (i.e., a foreign exchange or market) and before the time the Fund’s share price is calculated. In addition, the Fund may adjust the closing prices of certain foreign securities traded on markets that have closed prior to the U.S. equity markets (principally, overseas markets), using fair value factors provided by an independent pricing agent, on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Fund’s Board of Trustees) exceeds a certain threshold. The prices will not be adjusted for securities traded on markets that are open at the same time the U.S. equity markets are open, or when a reliable fair value factor is unavailable.
•	Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received if it had sold the investment.
•	The Fund may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Fund’s share prices are not calculated. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
Medallion Signature Guarantee
A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons.
Medallion signature guarantees are required by Wasatch Funds in the following cases:
•	To change your designated bank account or bank address.
•	To add bank information to an existing account.
•	To request a redemption (must be made in writing) in excess of $100,000 for any individual or corporate account.
•	To request a wire or ACH transfer of redemption proceeds to a bank account other than the bank account of record.
•	Requests for redemption proceeds to be mailed to an address other than the address of record.
•	Redemptions made within 30 days of an address change.
•	Certain transactions on accounts involving executors, administrators, trustees or guardians.
•	On the IRA Transfer Form if transferring your Wasatch Funds IRA to another fund family.
•	To change registered account holders.
•	To change the name on an account due to divorce or marriage (or you can provide a certified copy of the legal documents showing the name change).
•	To add telephone privileges.
The Fund reserves the right to require a Medallion signature guarantee under other circumstances.
How to Obtain a Medallion Signature Guarantee
Medallion signature guarantees must be obtained from a participant in one of the Medallion signature guarantee programs. The best sources for obtaining a Medallion guarantee are banks, savings and loan associations, brokerage firms or credit unions with which you do business. Call your financial institution to see if it participates in a Medallion program.
A Medallion signature guarantee may not be provided by a notary public.
Exchanging Shares
•	Fund shares may be exchanged for shares of the same class of other Wasatch Funds. Shares of a class held by any shareholder who is eligible to hold shares of another class of the same or another Wasatch Fund may be exchanged upon the shareholder’s request on the basis of the relative NAV of the class held and the class to be purchased. Shares may be exchanged on days the NYSE is open for business.
•	The price of shares being exchanged will be determined the next time the Fund’s share price is calculated after the transfer agent has received your exchange request in good order.
•	Excessive exchanges may result in the termination of a shareholder’s exchange privileges. For more information please see “Policies to Prevent Market Timing.”
•	Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.
•	Exchanges may not be made for shares of Funds closed to new investors and existing shareholders.
•	You may open a new account or purchase additional shares by exchanging shares from an existing Fund account holding the same class of shares.
•	A new account opened by exchange will have the same registration as the existing account and is subject to the minimum initial investment requirements.
•	Additional exchanges may be made for $5,000 or more.
•	Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if shares are registered in the name of a corporation, partnership or fiduciary.
•	To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from Wasatch Funds’ website or by calling a shareholder services representative.
•	Exchanges on shares held 60 days or less will trigger the redemption fee, subject to certain exceptions as noted above.

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Wasatch Funds — Account Policies

•	New accounts automatically have the telephone exchange privilege, unless it has been specifically declined.
•	Wasatch Funds does not accept exchange requests made via fax or email.
•	Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Fund.
•	Exchanging shares between Funds may result in a taxable capital gain or loss.
•	The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.
Exchanges between Wasatch Funds and the Federated Prime Cash Obligations Fund (A Money Market Fund)
•	You may exchange all or a portion of your investment in a Fund for Automated Class shares of the Federated Prime Cash Obligations Fund (the Money Market Fund). The Money Market Fund is made available to shareholders of the Wasatch Funds who maintain direct accounts with the Wasatch Funds and who meet the eligibility requirements and investment minimum for the respective class of the Money Market Fund. The Money Market Fund is only available to accounts beneficially owned by natural persons as described in its prospectus. The Money Market Fund is managed by Federated Investment Management Company (and not by Wasatch Advisors), and invests in a diversified portfolio of money market instruments. The Money Market Fund and Federated Investment Management Company are not affiliated with Wasatch Funds or Wasatch Advisors. SHARES OF THE MONEY MARKET FUND ARE NOT OFFERED BY THIS PROSPECTUS AND THE MONEY MARKET FUND IS NOT OVERSEEN BY THE BOARD OF TRUSTEES OF WASATCH FUNDS.
•	You should note that the Money Market Fund has adopted policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event that the Money Market Fund’s weekly liquid assets were to fall below a designated threshold, if the Money Market Fund’s board determines that such liquidity fees or redemption gates are in the best interest of the Money Market Fund. Any liquidation fee will reduce the amount you receive upon the redemption of your Money Market Fund shares and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. If redemptions are temporarily suspended, the Money Market Fund will not accept redemptions or exchange orders, including into a Wasatch Fund, until the Money Market Fund has notified its shareholders that the redemption gate has been lifted at which time, a new redemption or exchange request must be submitted. Please refer to the prospectus of the Money Market Fund to review the investment strategies, fees and expenses, and risks, including the risk of liquidity fees and redemption gates, of the Money Market Fund before investing in or exchanging into shares of the Money Market Fund.
•	Exchanges are subject to the minimum purchase and redemption amounts set forth in the applicable fund’s prospectus unless otherwise noted on the application.
•	Shareholders may exchange Money Market Fund shares to purchase shares of the Fund but not for shares of Wasatch Funds that are closed to new investors and existing shareholders.
•	Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Fund’s shares are priced, unless it is the business day prior to a bank holiday or the Money Market Fund has temporarily suspended its redemptions as noted below. Requests made on the business day prior to a bank holiday will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice. In addition, requests to exchange from the Money Market Fund into a Wasatch Fund made during any period that the Money Market Fund has temporarily suspended redemptions will not be accepted. Shareholders wishing to exchange shares of the Money Market Fund for shares of a Wasatch Fund once the redemption gate is lifted will need to submit a new request.
•	You will begin accruing income from the Money Market Fund on the first business day following the exchange provided it is not a bank holiday.
•	Dividends earned in the Money Market Fund are payable at the time of full liquidation or at the end of the month if a balance remains in the account.
•	Shareholders should read the prospectus for the Money Market Fund prior to exchanging into it.
Conversion of Shares
Shares of the Institutional Class of the Fund held by any shareholder who is no longer eligible to hold such shares may be converted, at the discretion of the Fund, to shares of a class in which the shareholder is eligible on the basis of the relative NAV of the class held and the conversion class without the imposition of any sales load, fee or other charge. Affected shareholders will be notified prior to any such conversion. A conversion between share classes of the same Fund is a non-taxable event.
Eligible Investments into Closed Funds
Information about eligible purchases of closed Wasatch Funds can be found in the SAI or by calling a shareholder services representative.

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Purchasing and Selling Shares Through Third Parties Such as Brokers or Banks
•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
•	Certain features offered by Wasatch Funds, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
•	Once you have established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.
•	Wasatch Funds and/or the Advisor may enter into agreements with various intermediaries pursuant to which such firms may accept orders on behalf of the Fund and provide administrative services with respect to customers who are beneficial owners of Institutional Class shares of the Fund.
•	The Advisor may compensate certain financial intermediaries (which may include broker-dealers, banks, third-party recordkeepers, and other industry professionals) to provide certain recordkeeping services to the Fund and the Fund’s shareholders in lieu of the Fund’s transfer agent (including account maintenance and shareholder servicing; “Sub-TA services”), and for the sale and/or distribution of the Fund’s shares. Depending on the share class, the Fund may reimburse the Advisor for the amounts paid for Sub-TA services. To the extent the Advisor pays for sales or distribution of Fund shares, it does so out of its profits derived from the Advisor’s management fee. The Advisor’s compensation out of its profits is referred to as “revenue sharing.” Examples of revenue sharing payments include, but are not limited to, payment to financial intermediaries for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Advisor access to the financial intermediary’s sales force; granting the Advisor access to the financial intermediary’s conferences and meetings; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based on one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial intermediary, or other factors as agreed to by the Advisor and the financial intermediary or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, by agreement with the financial intermediary, from time to time. The revenue sharing payments may be substantial, and may differ among financial intermediaries. Such payments may provide an incentive for the financial intermediary to make shares of the Fund available to its customers and may allow the Fund greater access to the financial intermediary’s customers. The SAI contains additional information about these payments, including the names of firms to which payments are made.
•	If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by Wasatch Funds and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase.
Shareholder Reports
We mail annual and semi-annual reports and prospectuses unless you elect to receive them via email by filling out the consent form on our website.
Annual reports are dated September 30th, the close of the Fund’s fiscal year, and contain important information about the Fund, including the market conditions and investment strategies that affected performance during the period, portfolio holdings and audited financial statements. Semi-annual reports are dated March 31st and contain information about the Fund’s performance and portfolio holdings as well as unaudited financial statements.
To help reduce Fund expenses, we generally send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Shareholder Services at 800.551.1700. We will begin sending you individual copies within 30 days after receiving your request.
Additional copies of shareholder reports are available by downloading them from our website or by calling a shareholder services representative.
Account Statements
Account statements will be mailed quarterly, or you may receive quarterly statements via email if you consent to electronic document delivery on our website. We will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through an automatic investment plan, you will receive confirmation of your purchases quarterly.
We may consolidate statements for accounts with the same address and social security number. If you would like to receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements within 30 days after receiving your request.
Establishing a Household Relationship
You may also establish a Household Relationship for your current accounts or add accounts to your existing relationship by completing the Household Relationship

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Wasatch Funds — Account Policies

Form. Our householding service combines all of your account statements and confirmations into a single envelope. It also combines financial reports and prospectuses for everyone in your “household” into one mailing. Establishing a Household Relationship will not affect the ownership status of the accounts in your Household Relationship. All accounts added to a Household Relationship must have the same address. The following types of accounts are ineligible for inclusion in a Household Relationship: Corporate, Fiduciary, Estate, Investment Club, Club, Lodge or Association.
If you would like to discontinue your Household Relationship and receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.
Verification of Account Statements
You must contact Wasatch Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within 60 days after the confirmation statement date.
Cost Basis Tax Reporting
For securities defined as “covered” under current Internal Revenue Service (IRS) cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a cost basis method.
As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each shareholder’s Consolidated Form 1099 when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.
The Fund has chosen average cost as its standing (default) cost basis method for all shareholders. A cost basis method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing cost basis method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific cost basis method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Changes from or to the default method or alternate method chosen by the shareholder must be made in writing and cannot be made over the telephone. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.
Inactive Account Notice
Certain states require the Fund to notify shareholders that the assets held in their account(s) may be transferred to the appropriate state if there is no account activity within the time specified by state law. Contact a shareholder services representative for additional information.
Involuntary Redemption
In addition to the right to convert shares held by any shareholder who is no longer eligible to hold such shares, the Fund reserves the right to redeem the shares held in any account if the account balance falls below $100,000. Your account will not be closed if the drop is due to share price fluctuations. You will be given at least 60 days’ written notice before an involuntary redemption is made. You can prevent an involuntary redemption by restoring the account to the minimum investment amount during the 60 days.
Emergency Circumstances
Wasatch Funds or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach Wasatch Funds by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. The Fund can suspend redemptions and/or delay payments of redemption proceeds when the NYSE is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission (SEC).
Responsibility for Fraud
Wasatch Funds and its agents will not be responsible for any losses resulting from unauthorized transactions provided reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.
Insufficient Funds Policy
The Fund reserves the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Fund will charge your account a $20.00 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Fund as a result of the canceled purchase. If you are already a shareholder in the Fund, Wasatch Funds may redeem shares in your account(s) to cover losses due to fluctuations in share price.
Third Party Checks
To guard against check fraud, Wasatch Funds will not accept checks made payable to third parties.

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Changes to Bank Information
Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. A new application, legal documentation and a Medallion signature guarantee is required.
Address Changes
To change the address on your account, visit our website, call a shareholder services representative or send a written request signed by all account owners. Include the name and Class of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.
About the Money Market Fund
The Federated Prime Cash Obligations Fund (the Money Market Fund) is managed by Federated Investment Management Company, not by Wasatch Advisors. Federated Investment Management Company is not an affiliate of Wasatch Advisors or Wasatch Funds. Federated Securities Corp. is the distributor of the Money Market Fund. The Money Market Fund is made available to Wasatch Funds shareholders maintaining direct accounts and who meet the eligibility and investment minimums of the respective class of the Money Market Fund pursuant to agreements between the Funds’ investment advisor, the Funds’ transfer agent and Federated Investment Management Company, any of which may be terminated without notice to Wasatch Funds shareholders.
Neither Wasatch Funds nor Wasatch Advisors makes any representation with respect to the suitability of the Money Market Fund for any shareholder. Please read the separate prospectus for the Money Market Fund carefully before investing in it to understand the Fund’s objectives, strategies, risks and historical performance.
27

Wasatch Funds — Dividends, Capital Gain Distributions and Taxes

In addition to any increase in the value of shares the Fund may achieve, you may receive dividend and capital gain distributions from the Fund.
Dividends
Dividends from stocks and interest earned from other investments are the Fund’s main sources of investment income. It is intended that substantially all of the Fund’s net investment income (income less expenses), if any, will be distributed at least annually as dividends to shareholders. As noted below, the Fund expects that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.
Capital Gains
When the Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.
Buying a Dividend
Purchasing shares of the Fund shortly before it makes dividend or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.
Unless you are investing in a tax-deferred account like an IRA, you may want to consider waiting to invest until after the Fund makes a distribution.
Reinvestment of Dividend and Capital Gain Distributions
Dividend and capital gain distributions made by the Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request in good order.
Federal Income Taxes
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (IRS) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be deposited in the Fund. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
The Fund intends to qualify as a “regulated investment company” under federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by tax law, the Fund generally will not pay federal income taxes. Dividends paid from the Fund’s net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of the Funds will constitute “qualified dividends” generally eligible for the maximum marginal stated federal tax rate of 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). In certain cases (e.g., as with some capital gains attributable to real estate investment trust [REIT] shares) a higher rate applies. The Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.”
Distributions paid from the Fund’s long-term capital gains and properly reported by the Fund as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. The Fund expects that, as a result of its objectives and strategies, distributions (if any) will consist primarily of capital gains.
The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. Tax laws may require you to treat distributions made to you in January as if you had received them on December 31st of the previous year.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
To the extent that the Fund invests in REITs, the REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares. The actual composition for tax reporting purposes will depend on the year-end tax characterizations of dividends paid by certain securities held by the Fund and on tax regulations.

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Gain or loss upon the sale of shares of the Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from your Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.
The Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS Rules and Regulations for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.
To the extent the Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If the Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in the dividends being taxed to you, including your share of taxes paid to other countries, which may permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.
If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes
(other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions. However, distributions received by a foreign investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.
A distribution from a Fund that is properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund, or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund, may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions in respect of shares may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury, and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding tax after December 31, 2018.
When You will Receive Tax Information
After the end of each calendar year, you will be sent information on redemptions, and dividend and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as “qualified dividends,” and the portion taxable as long-term capital gains.
Account tax information will also be sent to the IRS.

29

Wasatch Funds — Financial Highlights
January 31, 2018

The Financial Highlights tables on the following pages are intended to help you understand the financial performance of the Institutional Class of the Fund for the past five years ended September 30th. Certain information reflects financial results for a single Institutional Class share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Institutional Class of the Fund (assuming reinvestment of all dividends and distributions).
The Financial Highlights were audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request from Wasatch Funds.

30

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31

Wasatch Funds — Financial Highlights

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Long/Short Fund
Year ended 9/30/17	$12.67	(0.12)	0.10	(0.02)	0.01	—	— [4]	— [4]
Year ended 9/30/16[19]	$12.38	0.21	1.33	1.54	0.02	(0.03)	(1.24)	(1.27)
Year ended 9/30/15	$16.32	0.06	(3.02)	(2.96)	— [4]	(0.17)	(0.81)	(0.98)
Year ended 9/30/14	$15.83	0.18	0.66	0.84	— [4]	—	(0.35)	(0.35)
Period ended 9/30/13[11]	$13.80	(0.01)	2.07	2.06	— [4]	—	(0.03)	(0.03)
32

(for an Institutional Class share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$12.66	(0.05)	2.03 6 7	2.15 6 7	(0.44)	(0.55)	$ 26,078	40%
$12.67	13.71	1.52 6 7	1.57 6 7	0.18	0.13	$ 64,009	47%
$12.38	(19.19)	1.47 [7]	1.47 [7]	0.25	0.25	$ 408,792	44%
$16.32	5.33	1.42 [7]	1.42 [7]	1.18	1.18	$1,022,568	47%
$15.83	14.99	1.39 [7]	1.40 [7]	(0.16)	(0.17)	$ 824,780	47%
33

Wasatch Funds — Notes to Financial Highlights
January 31, 2018

[1]	Not annualized for periods less than one year.
[2]	Annualized for periods less than one year.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[4]	Represents amounts less than $0.005 per share.
[6]	Includes interest expenses of more than 0.005%.
[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]	Expenses Before Waivers and Reimbursements[2]
Long/Short Fund — Institutional Class
Year ended 9/30/17	1.15%	1.27%
Year ended 9/30/16	1.17%	1.22%
Year ended 9/30/15	1.16%	1.16%
Year ended 9/30/14	1.16%	1.16%
Period ended 9/30/13[11]	1.17%	1.18%
[11]	Institutional class inception date was December 13, 2012.
[19]	Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses. Excluding this non-recurring reimbursement, the ratio of expenses to average net assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Long/Short Fund — Institutional Class	1.52	1.57
34

Wasatch Funds — Privacy Policy
January 31, 2018

The personal information we collect or disclose is handled with the utmost respect for your privacy and is motivated by our desire to serve you better.

•	We will not disclose your personal information to anyone unless it is necessary to provide you with our services, at your direction, or required by law.
•	We do not allow individuals or companies that provide services to Wasatch Funds to use your personal information for their own marketing purposes.
•	We maintain contracts with individuals or companies providing services to Wasatch Funds’ shareholders that require them to protect the confidentiality of your personal information.
•	We afford the same protection of personal information to prospective and former shareholders that we do to current shareholders.
•	We consider all the information we have about you to be confidential, including the fact that you are a Wasatch Funds shareholder (unless you tell us otherwise).
•	We restrict access to your personal information to employees who service your accounts.
•	We maintain physical, electronic and procedural safeguards that comply with federal standards for maintaining the confidentiality of your information.
Information We May Collect
Most of the personal information we collect comes directly from you. The ways we gather it may include:

•	Account applications. When you open an account the information we collect may include your name, address, phone number, email address and social security number.
•	Transactions. To manage your account and provide information to you such as account statements, we maintain current and historical records of each of your transactions and accounts with Wasatch Funds.
•	Website. We collect some information on our website through the use of “cookies.” For example, we may identify the web pages your browser requests or visits. On the website, we can only identify you if you choose to identify yourself, for example, if you open an account or make transactions online. For more information please read our online privacy policy at www.WasatchFunds.com.
Information We May Disclose
We disclose information about current and former shareholders to parties outside of Wasatch for the following purposes:

•	To service your account and process your transactions. For example, the transfer agent collects and stores account and transaction data.
•	To do as you request. For example, you may direct us to send your statements and confirmations to a third party.
•	To print and mail materials to you. Companies that provide printing and mailing services are prohibited from using your information in any way other than the purpose for which it was provided.
•	To comply with laws or regulations. We may disclose or report personal information as required by law, for example, to respond to a subpoena, court order or regulatory demand made by the proper authorities.
•	To the extent permitted by law. For example, the law permits us to respond to a request for information from a consumer reporting agency.

35

General
This prospectus is for the Institutional Class shares of the Fund. Investor Class shares for the Fund are offered under a different prospectus.
You should also review the Investor Class prospectus to learn about the different features of Investor Class shares. For more information about Investor Class shares and eligibility requirements, contact Wasatch.
If you have any questions about Wasatch Funds or would like more information about Institutional Class or Investor Class shares, please contact Wasatch Funds.
Online
www.WasatchFunds.com
or via email at
shareholderservice@wasatchfunds.com
Telephone
800.551.1700
Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.
Mail
Wasatch Funds
P.O. Box 2172
Milwaukee, WI 53201-2172

36

Wasatch Funds
January 31, 2018

Wasatch Funds
January 31, 2018

Wasatch Funds
January 31, 2018

2018 Prospectus www.WasatchFunds.com 800.551.1700
You may obtain a free copy of the Funds’ SAI, annual or semi-annual reports, or quarter-end portfolio holdings on the Funds’ website at www.WasatchFunds.com or by contacting Wasatch at the telephone number listed above. You may make inquiries to the Fund via mail at Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172, via email at shareholderservice@wasatchfunds.com or by calling the telephone number listed above. Shareholder representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.
The SAI provides more details about the Funds and their policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The reports contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance for the most recent six- or 12-month period, as applicable. You can go to the EDGAR database on the SEC’s website (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC. Copies of this information also may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by electronic request at the following email address: publicinfo@sec.gov. Information about the Funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission at 202.551.8090 for information.
Investment Company Act File Number: 811-4920

2017 Annual Report September 30, 2017 Equity Funds / Wasatch Core Fund Wasatch Emerging India Fund Wasatch Emerging Markets Select Fund Wasatch Emerging Markets Small Cap Fund Wasatch Frontier Emerging Small Countries Fund Wasatch Global Opportunities Fund Wasatch International Growth Fund Wasatch International Opportunities Fund Wasatch Large Cap Value Fund Wasatch Long/Short Fund Wasatch Micro Cap Fund Wasatch Micro Cap Value Fund Wasatch Small Cap Growth Fund Wasatch Small Cap Value Fund Wasatch Strategic Income Fund Wasatch Ultra Growth Fund Wasatch World Innovators Fund Bond Funds / Wasatch-1st Source Income Fund Wasatch-Hoisington U.S. Treasury Fund

WASATCH FUNDS

Salt Lake City, Utah

www.WasatchFunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

1

LETTER TO SHAREHOLDERS — THE CALM AMIDST THE STORMS

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

Hurricane Harvey came first, pummeling Texas on August 25th. Less than two weeks later, Irma battered the Caribbean and Florida. Jose and Maria soon followed, again striking the Caribbean and disabling much of Puerto Rico’s infrastructure. In less than a month, four storms (two rated Category 4 and two Category 5) left a trail of destruction — estimated in the hundreds of billions of dollars — that will take months, if not years, to repair. Yet the financial markets hardly blinked.

Hurricanes weren’t the only storms. There were political storms over health care, the debt ceiling, the National Football League and the Russia investigation. A storm of words raged between North Korea’s supreme leader Kim Jong Un and President Donald Trump. The belated announcement of a data breach at Equifax, potentially affecting nearly one of every two Americans, unleashed a storm of concern about cybersecurity. The Trump Twitter storm was unrelenting. And yet the markets hardly blinked.

So far at least, regardless of the perils that have dominated the news day after day, the economy and markets have continued to advance. Truly, it’s been the calm amidst the storms. Which, of course, begs the question: Can it last? Or, from an investor’s point of view, might this be the calm before the storm in the financial markets?

As you know from my prior letters, I’ve been cautiously optimistic regarding the market. Generally speaking, financial markets take their cues from the economy. While investors have been quick to complain about the economy’s slow growth rate, it’s that very same measured pace that so far has prevented the economy from developing the excesses that typically lead to recessions and market declines.

With the current economic expansion now in its 100th month, the third-longest run since 1854, it’s important to note that recessions don’t occur in response to a timetable. Rather, they result from problems in the economy, of which there appear to be few.

I’m reluctant to go on record with a letter supporting the continuation of a bull market without also making an argument for the onset of a bear market. My bear-market argument depends on an unexpected event/catalyst, possibly geopolitical in nature. I’m not predicting such an event, and I’m surprised that one of the events cited above didn’t lead to a market correction. Even so, I still regard an event as the likely cause of the next bear market.

MARKETS

Many of my recent letters have commented that stocks — particularly in the U.S. — are expensive. However, I must admit that stocks aren’t as expensive if we consider the level of interest rates. After all, the inverse of the price/earnings (P/E) ratio (the price paid for $1 of earnings) is termed the earnings yield or the return in earnings for $1 of investment in a stock. The interest rate on a bond is the return in cash for $1 invested in the bond. While I won’t argue that the earnings yield on a stock and the interest rate on a bond are equivalent, they are related.

Going back 35 years when interest rates were in double-digit territory, P/E ratios for stocks were in single digits, with the result that the earnings yield on stocks was in double digits. In comparison, stocks today look quite expensive, with multiples close to three times what they were back then. However, that comparison overlooks the fact that bond rates are now only about one-fifth of what they were then, making bonds five times more expensive today than they were 35 years ago.

Avoiding much of the detail about what makes our economy today different from that of 35 years ago (and ignoring the risk premium stocks must offer for providing investors with earnings instead of cash), I could argue that stocks today are inexpensive relative to bonds. So if bonds aren’t overly expensive, then neither are stocks.

This might lead one to ask: Are bonds expensive? Relative to recent history, bonds in the U.S. seem expensive. Bond yields have generally fallen from double-digit territory into low single-digit territory. Ten-year U.S. Treasury bonds currently yield about 2.3%. However, German and Japanese government bonds of the same maturity yield less than 0.5%. Moreover, five-year government bonds in Germany and Japan have negative yields. So U.S. government bonds certainly aren’t expensive on a relative basis.

In a sign that interest rates overseas may remain low, some countries have been issuing 100-year bonds. Austria, for example, recently issued bonds that won’t mature until 2117 and that yield just 2.1%. Other recent issuers of 100-year bonds include Argentina, Ireland and Mexico. Purchased mainly by institutional investors to meet long-term pension and insurance obligations, these bonds indicate that slow economic growth around the world may constrain future investment returns. Why else would an institutional investor tie up money for so long? As for interest rates in the U.S., I have to wonder how much they can rise when rates are so low overseas.

Why are interest rates so low? At the heart of this question are cyclical vs. secular forces. If rates are low because the economy is weak, then the cyclical forces of our strengthening economy should drive rates higher. The fact that this has failed to happen suggests secular forces may be at play. For example, changing demographics may be weighing on interest rates. As people get older, they’re less likely to build new homes. Instead, they’re more likely to be downsizing. The primary concern of most older people is having adequate savings to support themselves in retirement. This global flood of savings is likely playing a major role in keeping interest rates low.

2

SEPTEMBER 30, 2017 (UNAUDITED)

If in fact secular forces are keeping interest rates low, these forces may also be keeping stock prices high. So while valuations are stretched relative to earnings, they may not be as stretched relative to interest rates. For this reason and for the reasons discussed above, I remain cautiously optimistic that the economy and markets, both in the U.S. and abroad, will continue to advance at a slow pace overall.

WASATCH

While U.S. equities are generally more expensive, we’re often finding better valuations and/or greater headroom for growth overseas — both in developed markets and in emerging markets. Indeed, Japan is one of our largest investment allocations to an international developed market and India is one of our largest allocations to an emerging market.

We readily acknowledge that for many years — particularly in the 1990s and 2000s — Japan’s economy was mired in deflation, creating a difficult investment environment. For many investors, the perception remains that it’s tough to make money in Japan. Moreover, it’s true that the Japanese population is shrinking, the country’s overall economic growth is slow, and there’s not much inflation on the horizon. Nonetheless, we think that investors who look no further than these issues are missing out on significant opportunities.

Known as Abenomics, the economic policies introduced by Prime Minister Shinzo Abe in 2012 appear to be taking hold. Over the past few years, based on our investment team’s frequent visits to Japan, we’ve seen the positive results of these policies — from improvements in corporate governance to efforts addressing the country’s labor shortage.

Because Japan is a global leader in innovation, it’s no surprise the country has a vibrant market for small-cap stocks. This indicates Japan has created an entrepreneurial environment that favors investment. Unlike in much of the developed world, there are fewer dominant industry players in Japan. That’s beginning to change, however, and we’re investing in companies that we believe can consolidate their industries and gain market share from competitors.

After investing in the country for over a decade, the members of our investment team are more excited than ever about the investment opportunities they’re finding in India. With its democratic government and strong institutions, India has avoided much of the political turmoil, massive borrowing, debt defaults and runaway inflation that have plagued other emerging-market countries over the past 30 years. India’s population of greater than 1.3 billion is among the youngest in the world. In addition, the country’s growing middle class, increasing urbanization and rapid household formation are driving domestic consumer demand. Moreover, reforms introduced by Prime Minister Narendra Modi are designed to further the country’s growth and development.

With sincere thanks for your continued investment and for your trust,

Sam Stewart

Information in this document regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this document. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

Wasatch Advisors is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Advisors or Wasatch Funds.

Abenomics refers to the economic policies advocated by Japanese Prime Minister Shinzo Abe after his December 2012 re-election to the post he last held in 2007. His aim was to revive the sluggish economy with “three arrows” — a massive fiscal stimulus, more aggressive monetary easing from the Bank of Japan, and structural reforms to boost Japan’s competitiveness.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average. Bull markets can happen as the result of an economic recovery, an economic boom, or investor psychology.

A bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period. Bears are investors who are pessimistic with regard to the stock market’s prospects.

The price/earnings (P/E) ratio, also known as the P/E multiple, is the price of a stock divided by its earnings per share.

Valuation is the process of determining the current worth of an asset or company.

3

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

The Wasatch Core Growth Fund — Investor Class gained 18.69% for the 12 months ended September 30, 2017, lagging the 20.74% return of its benchmark, the Russell 2000 Index, and the 20.98% return of the Russell 2000 Growth Index.

The industrials and consumer-discretionary sectors were two of the strongest contributors to the Fund’s return during the 12-month period, outperforming the benchmark driven by stock selection. In addition, the Fund’s investments in the financials sector contributed significantly to results for the period.

The Fund’s strong showing in the industrials sector, particularly for the three months ended September 30, 2017, was also aided by an overweight position relative to the benchmark. Unlike the post-election “reflation trade” (or “Trump trade”) of the kind we avoided late last year, we recognize that the slow-growth economy is chugging along well enough now to favor a positive turn for the sector, which we believe bodes well for our industrial holdings.

DETAILS OF THE YEAR

ICON plc, a global contract research organization providing drug development and other services to the pharmaceutical, biotechnology and medical-device industries, was a top contributor to the Fund’s performance for the 12-month period. ICON’s most-recent quarterly financial results were reported in July and showed an increase in net income of 10.7% and a rise in earnings per share of 14.9% compared to the same quarter a year ago. Given the company’s strong backlog of business, we believe ICON can continue to do well.

Another top contributor was online retailer Wayfair, Inc. Wayfair’s stock leapt higher as the company reported strong growth throughout the year. Wayfair’s growth stands in contrast to many traditional retailers that are experiencing a slowdown in business to the point of having to close stores. In fact, more retail store closings have been announced so far in the 2017 calendar year than in all of the previous year. We continue to like Wayfair’s ongoing growth prospects —

namely its focus on expanding share in the online marketplace for home furnishings.

Cornerstone OnDemand, Inc. was the leading detractor from the Fund’s performance for the fiscal year. Despite showing signs of strength midway through the period, management eventually reported numbers that didn’t wow investors, missing expectations on earnings even while reporting stronger sales. In addition, we viewed the company’s mix of new contracts as far from ideal. We see little room for error on management’s part at this point and so we sold our position.

Another leading detractor was MEDNAX, Inc., which struggled over the past several months. MEDNAX operates neonatal intensive care units (NICUs) in partnership with health-care organizations. The company’s net revenue for its most-recently reported quarter increased 9.2% driven largely by contributions from acquisitions completed since April 2016. While management said that operating results for the company’s second quarter were mostly in line with their expectations, trends remained challenging. Overall same-unit revenue fell 0.9% year-over-year due primarily to a decline in the number of days infants spent in NICUs and an increase in services reimbursed through government programs. We have chosen to monitor the challenges MEDNAX faces from the sidelines and have sold our position.

OUTLOOK

The economic scenario of the past year appears to be continuing in the U.S. with regard to sustained moderate growth, low inflation and rising asset prices. Looking forward, we don’t expect valuation tailwinds to continue. Company fundamentals will have to matter more to investors at some point, which we believe would bode well for the Fund. We believe we have a great team that learns from mistakes and the best culture for applying a disciplined investment approach. As valuations right-size to growth rates, we think our discipline will shine.

Fundamentals are certainly of more central importance to investors now than in the period after the presidential election, but there are distractions such as the extraordinary monetary accommodation by the Federal Reserve (Fed). Recently, the Fed announced its intention to start reducing bond holdings acquired during its quantitative-easing program. While it’s not exactly clear how quickly that will unfold, the announcement itself represents a step toward normalcy.

In the Fund, we’re especially focused at present on companies that seem poised to deliver long-term growth by benefiting from world-wide economic strength, industrial-production trends and increased capital expenditure by businesses. Our disciplined approach continues to turn up attractive prospects, such as in the industrials sector mentioned above. Elsewhere, too, we’re finding what we consider to be high-quality companies with outstanding long-term growth prospects. There’s no shortage of opportunities for the Fund’s investment style, although we always have to remain vigilant regarding valuations.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

4

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	18.69%	13.77%	8.61%
Core Growth (WIGRX) — Institutional	18.87%	13.88%	8.67%
Russell 2000® Index	20.74%	13.79%	7.85%
Russell 2000® Growth Index	20.98%	14.28%	8.47%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.21% / Institutional Class — Gross: 1.09%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
ICON plc (Ireland)	3.2%
Copart, Inc.	3.1%
Old Dominion Freight Line, Inc.	2.6%
Trex Co., Inc.	2.6%
Eagle Bancorp, Inc.	2.5%

Company	% of Net Assets
Cimpress N.V.	2.4%
Tyler Technologies, Inc.	2.4%
Balchem Corp.	2.4%
Texas Capital Bancshares, Inc.	2.4%
Euronet Worldwide, Inc.	2.3%

*	As of September 30, 2017, there were 60 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indexes.

5

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Associate Portfolio Manager	OVERVIEW The Wasatch Emerging India Fund — Investor Class returned 21.65% during what was an eventful 12 months ended September 30, 2017. The Fund outpaced its benchmark, the

MSCI India Investable Market Index (IMI), which rose 16.58%.

Soon after the fiscal year’s outset, Prime Minister Narendra Modi rattled investors by banning large-denomination banknotes from circulation in a surprise move designed to root out unaccounted wealth. Though the demonetization initiative fell short of its stated goals, it came to be viewed by many Indians as a victory for the common citizen over corrupt interests. Mr. Modi’s Bharatiya Janata Party (BJP) reaped the benefits in March when it scored landslide gains in elections to the state assembly of Uttar Pradesh, India’s most-populous province. The decisive win left Mr. Modi unchallenged as a national leader and raised optimism for additional reforms aimed at furthering India’s growth and development.

Those hopes were realized in July with the long-awaited replacement of India’s complex jumble of federal, state and interstate taxes. The newly implemented goods-and-services tax (GST) soon began speeding up the flow of goods throughout India by eliminating time-consuming stops at various checkpoints. By easing the burden of double taxation, streamlining compliance and eliminating other inefficiencies, GST is expected to lower the cost of doing business in India.

Fueled in part by an influx of banned currency into the country’s financial system, Indian stock prices rose for most of the past 12 months. The Modi government’s success at advancing its legislative agenda, meanwhile, attracted significant purchases from overseas investors. Trading was choppy during the final two months of the period, as heavy flooding and disruptions related to demonetization and GST appeared to weigh on India’s economy. According to an official report released in late August, India’s year-over-year gross-domestic-product (GDP) growth slowed to 5.7% during the April-to-June quarter from 6.1% growth during the previous quarter.

DETAILS OF THE YEAR

Performance in the Fund was driven mainly by outsized gains in its consumer and financial stocks. Very low exposure to the poor-performing information-technology sector was another reason the Fund surpassed its benchmark by as much as it did. Underperformance in the materials sector and lack of exposure to the strong energy sector were the Fund’s primary sources of weakness against the benchmark.

The strongest contributor to Fund performance for the year was Avenue Supermarts Ltd., which benefited from rising profits. The company operates a chain of supermarkets that offer items ranging from food to apparel and general merchandise. With retail distribution in India still largely dominated by small neighborhood stores called kiranas, we think opportunities abound for well-managed operators such as Avenue to formalize their industries and reap significant economies of scale.

Bajaj Finance Ltd. was the second-best contributor. A non-bank financial company, Bajaj offers a broad spectrum of lending services. The company’s stock price reached a 52-week high in September after its qualified institutional placement of equity shares was well-received by investors. Bajaj Finance has also profited from robust demand for credit.

The greatest detractor from Fund performance for the year was Divi’s Laboratories Ltd., a manufacturer of active pharmaceutical ingredients and intermediates. Shares of Divi’s tumbled after management announced that the U.S. Food and Drug Administration had issued an import alert for products manufactured at its Unit II facility in Visakhapatnam, Andhra Pradesh. Paring earlier losses, however, the stock rose sharply when the plant was reinspected in September. We increased the Fund’s position in Divi’s based on our positive assessment of its long-term prospects.

Second-largest detractor Amara Raja Batteries Ltd. makes lead-acid storage batteries for industrial and automotive applications. The company’s shares languished for most of the year as higher prices for lead impacted earnings. Looking forward, we think Amara Raja’s price increases will improve profit margins across its various business segments.

OUTLOOK

We don’t believe the disappointing GDP growth reported near the end of the period is anything to be overly concerned about and certainly don’t believe it signals a prolonged deceleration of India’s economy. We had been expecting India’s economic growth to slow for a few quarters as companies reduced inventories ahead of the July 1st rollout of GST. So, it’s not surprising to see a moderate downtick in growth during the quarter leading up to the GST launch date.

Much has been written about the likely impact on India and other emerging markets as central banks in developed countries prepare to unwind their quantitative-easing programs. Here again, we expect the effects to be limited and short-lived. Current circumstances are very different from 2013, when the prospect of U.S. monetary tightening chased investors out of higher-yielding emerging-market currencies. Recently, in fact, India’s central bank has struggled at times to prevent vast inflows of foreign capital from causing the rupee to appreciate too rapidly.

Longer term, we believe India’s improved political climate will underpin investor confidence as recent reforms work their way through the economy.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

6

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India (WAINX) — Investor	21.65%	15.68%	12.32%
Emerging India (WIINX) — Institutional	21.89%	15.79%	12.41%
MSCI India IMI	16.58%	7.81%	2.65%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class — Gross: 1.87%, Net: 1.75% / Institutional Class — Gross: 2.00%, Net: 1.50%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Bajaj Finance Ltd. (India)	5.7%
HDFC Bank Ltd. ADR (India)	5.0%
Housing Development Finance Corp. Ltd. (India)	4.8%
Avenue Supermarts Ltd. (India)	4.7%
MakeMyTrip Ltd. (India)	3.7%

Company	% of Net Assets
AU Small Finance Bank Ltd. (India)	3.6%
Divi’s Laboratories Ltd. (India)	3.4%
Endurance Technologies Ltd. (India)	3.0%
Quess Corp. Ltd. (India)	3.0%
V-Mart Retail Ltd. (India)	2.9%

*	As of September 30, 2017, there were 53 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: April 26, 2011. The MSCI India IMI (Investable Market Index) is designed to measure the performance of the large-, mid- and small-cap segments of the Indian market. The Index covers approximately 99% of the free-float adjusted market capitalization of the Indian equity universe. You cannot invest directly in this or any index.

7

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Roger Edgley and Scott Thomas.

Ajay Krishnan, CFA Lead Portfolio Manager	Roger Edgley, CFA Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager

OVERVIEW

Rich valuations in developed countries and improving fundamentals across a number of emerging economies helped push emerging-market equities higher during the 12 months ended September 30, 2017. The Wasatch Emerging Markets Select Fund — Investor Class returned 13.33% during the period. Outpacing the Fund, the benchmark MSCI Emerging Markets Index rose 22.46%.

Initial strength in the U.S. dollar gave way to a sustained slide that underpinned support for emerging markets for most of the fiscal year. Against a basket of major rivals, the greenback slipped -2.5% during the period. By making assets in other currencies more appealing to international investors, a weaker dollar encourages financial flows into developing nations. In so doing, the weak dollar has loosened global financial conditions by making it easier for governments and companies outside the U.S. to issue securities.

Korea was the largest among several sources of Fund underperformance. Markets reacted negatively when China clamped down on tourism to Korea in retaliation for its deployment of the United States’ Terminal High Altitude Area Defense (THAAD) anti-missile defense system. As investors sought the perceived safety of larger Korean companies, small and mid-cap stocks — such as those held in the Fund — were hurt the most.

The Fund’s substantial weighting in Mexican stocks also impacted performance as equity returns in Mexico lagged stronger gains in other countries. Although the Fund’s Mexican holdings posted a healthy double-digit return, they underperformed the benchmark’s Mexican component.

Bright spots for the Fund included South Africa and the United Arab Emirates, two countries in which the Fund handily outgained its benchmark. Though our underweight exposure to China was a headwind to Fund performance, we significantly increased the Fund’s investments in China as the year progressed.

DETAILS OF THE YEAR

The strongest contributor to Fund performance for the year was Bajaj Finance Ltd. An Indian non-bank financial company, Bajaj offers a broad spectrum of lending services.

The company’s stock price reached a 52-week high in September after its qualified institutional placement of equity shares was well-received by investors.

The Fund’s second-largest contributor was MercadoLibre, Inc., a Latin American e-commerce company that generates approximately half its sales in Brazil. Originally a provider of auction-type platforms that connect buyers with sellers, MercadoLibre has been increasing its fulfillment capabilities.

Key additions to the Fund included Alibaba Group Holding Ltd. and Tencent Holdings Ltd., two Chinese companies increasingly viewed by international investors as proxies for China’s growing middle class.

The greatest detractor from Fund performance for the year was Divi’s Laboratories Ltd., an Indian manufacturer of active pharmaceutical ingredients and intermediates. Shares of Divi’s tumbled after it announced that the U.S. Food and Drug Administration had issued an import alert for products manufactured at its Unit II facility in Visakhapatnam, Andhra Pradesh. We sold the stock to seek better opportunities elsewhere.

Second-largest detractor GT Capital Holdings, Inc. is based in the Philippines. GT Capital’s interests include lending, car distribution and insurance. The company’s stock came under pressure amid mounting fears that the Duterte government’s overhaul of the country’s vehicle excise tax would depress sales of automobiles. With the stock languishing and sentiment continuing to deteriorate, we moved on.

OUTLOOK

Much has been written about the likely implications for emerging markets as central banks in developed countries prepare to unwind their quantitative-easing programs. For our part, we expect any negative effects to be limited and short-lived. Current circumstances are very different from 2013, when the prospect of U.S. monetary tightening chased investors out of higher-yielding emerging-market currencies. Today, fiscal and current-account balances in most countries are stronger, foreign-exchange reserves are generally higher, and investor sentiment is better.

During the period from December 31, 2015 through September 30, 2017 the Fund returned approximately 24%, while the MSCI Emerging Markets Index climbed about 43% on a total-return basis. Despite its recent strong run, the Index has been essentially flat since its peak in the fall of 2007, and price-to-book ratios in most emerging markets remain below their long-term averages.

Moreover, greater than one-fourth of the 43% move in the Index over the past seven quarters was delivered by just four mega-cap information-technology stocks. We believe large-cap outperformance on that scale is unsustainable, and future gains are likely to be more broadly based. With economic fundamentals in countries such as Mexico, India, Brazil and Russia stabilizing or improving, we think stocks of well-situated small and mid-size companies in emerging markets may begin to close the gap in recent performance compared to larger peers.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

8

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	13.33%	N/A	1.03%
Emerging Markets Select (WIESX) — Institutional	13.73%	N/A	1.37%
MSCI Emerging Markets Index	22.46%	N/A	3.29%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.88%, Net: 1.51% / Institutional Class — Gross: 1.52%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Bajaj Finance Ltd. (India)	5.9%
Alibaba Group Holding Ltd. ADR (China)	5.9%
MercadoLibre, Inc. (Brazil)	5.8%
Tencent Holdings Ltd. (China)	5.1%
Ctrip.com International Ltd. ADR (China)	4.6%

Company	% of Net Assets
NMC Health plc (United Arab Emirates)	4.5%
Medytox, Inc. (Korea)	4.4%
Raia Drogasil S.A. (Brazil)	4.4%
Naspers Ltd., Class N (South Africa)	3.8%
BGF Retail Co. Ltd. (Korea)	3.5%

*	As of September 30, 2017, there were 37 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. †Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure the equity market performance of emerging markets. You cannot invest directly in this or any index.

9

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Andrey Kutuzov and Scott Thomas.

Roger Edgley, CFA Lead Portfolio Manager	Andrey Kutuzov, CFA Associate Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Emerging Markets Small Cap Fund — Investor Class gained 11.99% for the 12 months ended September 30, 2017 and underperformed the benchmark MSCI Emerging Markets Small Cap Index, which returned 14.89%.

Strong country fundamentals, firming commodity prices and a sagging U.S. dollar underpinned stock markets in developing nations for most of the 12-month period. Emerging markets continued to perform well based on optimism over economic growth and returning investment. Emerging-market currencies appear to have stabilized and are more competitive, current-account balances have improved for the majority of emerging markets and company valuations are still below their long-term averages.

Over the course of the period, we became more constructive on China and increased the Fund’s weight. China was the Fund’s top-contributing country for the 12 months. However, we recognize that challenges unique to the Chinese market remain. As a result, the Fund’s is underweight versus the benchmark in China. One holding in the United Arab Emirates (UAE) drove that country’s outperformance of its benchmark peer. Brazil was also a top-contributing country driven by one of our newer holdings.

The Fund’s substantial exposure to India hurt performance during the period. Indian stocks lost ground after soft economic data appeared to spook international investors. Largely the side effect of recent reforms, the slowdown in our view is short-term in nature. One of these reforms was the long-awaited replacement of India’s previous complex array of federal, state and interstate taxes with a nationwide goods-and-services tax (GST). Initial confusion over certain compliance issues has offset some of GST’s benefits in the short term, especially for small businesses. We think growth in India will pick up again once the reforms have worked their way through the country’s economy. Taiwan was also a significant detractor due primarily to company-specific factors. In Mexico, a significant overweight relative to the benchmark hindered the Fund’s results.

DETAILS OF THE YEAR

The Fund’s top contributor for the period came from China. Sunny Optical Technology Group Co. Ltd., whose stock is listed in Hong Kong, designs and manufactures optical-related products. Sunny Optical continues to gain business in high-end product lines like multi-cameras in smartphones and cars.

The Fund’s second-best contributor was Magazine Luiza S.A., which operates consumer-electronics stores in Brazil. The company has put in place strong information-technology infrastructure to make the business an e-commerce player using its stores as showrooms and mini distribution centers. In Brazil, we believe the fundamentals of the country are improving as interest rates are coming down, inflation is decreasing, and the current-account situation has improved. Further, company earnings are improving after two years of decline. We are confident in the Fund’s positioning in Brazil.

The third-best contributor was NMC Health plc, the largest private health-care provider in the UAE. Health care has been an investment theme in the Fund, as emerging markets seek to build out their health-care infrastructure. NMC has been benefiting from new insurance rules that remove or reduce certain copayments and restrictions for holders of the UAE’s Thiqa medical-insurance card.

Several holdings in Taiwan were among the Fund’s largest detractors for the year. We sold our positions in PChome Online, Inc., a Chinese language internet company that offers e-commerce, advertising and portal services along with digital content, and Tung Thih Electronic Co. Ltd., which sells sensors to auto manufacturers. PChome was sold due to earnings weakness as we saw better opportunities elsewhere. We sold our shares of Tung Thih as the company’s core products faced increased competition and it was becoming less clear how Tung Thih’s new products would offset the slowing growth of core products. Poya International Co. Ltd. operates retail stores selling cosmetics, fashion accessories and groceries. Poya’s stock was down due to negative same-store-sales growth numbers. In our estimation, Poya is a high-quality business, as demonstrated by stable growth, cash generation and margin expansion.

OUTLOOK

We remain positive on the investment outlook for a majority of the emerging markets in our universe, and we are confident in the Fund’s positioning. In fact, we have been struggling to make space for the attractive new investments we have been finding. Emerging-market macro environments continue to improve, and we are finding numerous growth companies that we consider high quality with outstanding investment potential.

Wasatch is confident on the outlook for emerging markets. We see increasing innovation and significant improvement in the earnings of our portfolio companies and ongoing and sustainable economic development of emerging economies. We think these factors are likely to provide tailwinds for equities of well-positioned, high-quality businesses.

We thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

10

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Emerging Markets Small Cap (WAEMX) — Investor	11.99%	2.95%	4.49%
Emerging Markets Small Cap (WIEMX) — Institutional	12.36%	3.01%	4.52%
MSCI Emerging Markets Small Cap Index	14.89%	4.60%	1.74%
MSCI Emerging Markets Index	22.46%	3.99%	1.32%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class: 1.96% / Institutional Class: 1.81%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Magazine Luiza S.A. (Brazil)	3.1%
Sunny Optical Technology Group Co. Ltd. (China)	2.7%
51job, Inc. ADR (China)	2.6%
China Yongda Automobiles Services Holdings Ltd. (China)	2.4%
Clicks Group Ltd. (South Africa)	2.4%

Company	% of Net Assets
Medytox, Inc. (Korea)	2.2%
ASPEED Technology, Inc. (Taiwan)	2.1%
Raia Drogasil S.A. (Brazil)	2.0%
Silergy Corp. (Taiwan)	1.9%
NMC Health plc (United Arab Emirates)	1.8%

*	As of September 30, 2017, there were 95 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI Emerging Markets and Emerging Markets Small Cap indexes are free float-adjusted market capitalization indexes designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indexes.

11

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Jared Whatcott and Scott Thomas.

Roger Edgley, CFA Lead Portfolio Manager	Jared Whatcott, CFA Portfolio Manager	Scott Thomas, CFA Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund — Investor Class gained 4.56% for the 12 months ended September 30, 2017 and underperformed its benchmark, the MSCI Frontier Emerging Markets Index, which was up 15.53%.

Performance in frontier markets has been strong, and Wasatch is increasingly optimistic for many frontier and emerging small countries where we see improving macro conditions after a multi-year period of difficult adjustments. Frontier economies have now fiscally adjusted to weaker commodity prices, and depreciating currencies relative to a strong U.S. dollar. What’s more, domestic demand appears to have troughed and many economies appear poised for a continued cyclical recovery.

In the first six months of the period, due to lower oil prices, Nigerian stocks were pressured by economic and currency issues and we opted to sell our holdings and monitor conditions from the sidelines. As a result, the Fund did not participate when the Nigerian equity market subsequently rebounded. Nigeria ended the 12-month period as one of the best-performing markets in the benchmark and as the Fund’s largest detractor on a country basis. During the year, Pakistan faced some significant challenges — which, while not likely to be repeated, resulted in Pakistan being one of the benchmark’s weakest-performing markets. Although the Fund’s overweight position in Pakistan detracted from performance relative to the benchmark, we remain confident in the growth prospects of our holdings. Conversely, Kuwait was one of the benchmark’s best-performing markets; therefore, the Fund’s underweight position was detrimental.

On the positive side, we were well-positioned in Argentina as our stocks outperformed their benchmark counterparts. The Fund also benefited from investments in the United Arab Emirates (UAE), which is not in the benchmark.

DETAILS OF THE YEAR

The top contributor to the Fund’s performance for the year was NMC Health plc, a hospital operator in the UAE, whose stock is listed on the London Stock Exchange. Since NMC Health’s initial public offering in 2012, the company has rapidly grown its hospital network and now has nearly 1,600 beds. Further, as the Emirate of Dubai fully rolls out mandatory health insurance, we estimate that the value of the health-care market in Dubai could double.

Transportadora de Gas del Sur S.A., the exclusive pipeline company for the Southern Argentina region, and the largest in Argentina today, was the Fund’s second-best contributor. The company currently transports approximately two-thirds of the country’s natural gas and operates over half the installed natural gas liquids production capacity. We continue to believe tariff reforms will provide a boost to the company’s revenues and profits and put in place the right incentives to spur increased production.

The third-best contributor was MercadoLibre, an online e-commerce company focused on Latin America. Originally a provider of auction-type platforms that connect buyers with sellers, MercadoLibre has been increasing its fulfillment capabilities and recently introduced free shipping to customers in Brazil, Colombia and Chile. While this strategy pressures margins in the short-term, we believe it increases user satisfaction, business scale and further strengthens barriers to entry against would-be competitors.

In addition to the Fund’s Nigerian holdings, which were plagued by currency pressure and sold earlier in the year, our Egyptian holdings were also affected by currency adjustments. Egypt moved to a fully floating foreign exchange policy and the currency depreciated 50% in November 2016. The currency depreciation caused two of our names — Commercial International Bank S.A.E. and Global Telecom Holding S.A.E. — to be significant detractors in U.S. dollar terms for the 12-month period.

Olympic Industries Ltd., Bangladesh’s largest biscuit and confectionery manufacturer, was also a significant detractor. Growth of the company’s main biscuits segment slowed and other new products have yet to make up the difference. In addition, the stock fell from peak levels, reflecting softening of customers’ purchasing power. We expect these conditions to be temporary, and remain confident in Olympic Industries’ management and future business opportunities.

OUTLOOK

We have seen significant improvement in the outlook for our portfolio companies, and we are starting to see a rebound in earnings growth. This accelerating growth combined with reasonable valuations, and low correlations relative to developed and larger emerging markets continue to give us confidence in the Fund’s holdings in frontier and emerging small countries.

We believe that bottom-up analysis and travel to the regions in which we invest is critical, as economic growth, political structures and willingness to reform vary widely in developing markets. We continue to travel extensively and are excited about the future of frontier and emerging small countries and their expanding role in the global economy.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

12

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries (WAFMX) — Investor	4.56%	3.10%	6.24%
Frontier Emerging Small Countries (WIFMX) — Institutional	4.55%	3.17%	6.31%
MSCI Frontier Emerging Markets Index	15.53%	4.13%	5.24%
MSCI Frontier Markets Index	25.47%	8.73%	8.68%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.39%, Net: 2.25% / Institutional Class: 2.06%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
NMC Health plc (United Arab Emirates)	5.2%
Transportadora de Gas del Sur S.A. ADR (Argentina)	4.6%
Philippine Seven Corp. (Philippines)	4.3%
Aramex PJSC (United Arab Emirates)	4.2%
Vietnam Dairy Products JSC (Vietnam)	4.1%

Company	% of Net Assets
MercadoLibre, Inc. (Brazil)	4.1%
Ayala Land, Inc. (Philippines)	4.0%
Banco Davivienda S.A. (Colombia)	3.6%
Credicorp Ltd. (Peru)	3.4%
Naspers Ltd., Class N (South Africa)	3.2%

*	As of September 30, 2017, there were 48 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float-adjusted market capitalization indexes designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indexes.

13

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Ajay Krishnan.

JB Taylor Lead Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager	OVERVIEW On the strength of stock selection, the health-care, financials and consumer-discretionary sectors made strong contributions as the Wasatch Global Opportunities Fund — Investor Class
gained 16.61% for the 12 months ended September 30, 2017. The Fund also benefited from a significant underweighting versus the benchmark in the real-estate sector. The Fund lagged its benchmark, the MSCI ACWI Small Cap Index, which rose 19.23%.

Among all countries, the U.S. was the top contributor to the Fund’s performance for the 12-month period driven by strong stock selection. Overseas, India was the leading contributor to the Fund’s absolute performance on a country basis, despite a pullback in the last three months of the period. India’s new goods-and-services tax (GST), introduced in July, resulted in trade disruptions that adversely affected the country’s equity market. We believe the volatility will be short-lived, and that GST will ultimately prove to be beneficial over time, a pattern similar to that which ensued following last year’s demonetization program. We believe India’s economy will continue to improve under the direction of the Modi government, and we remain positive on the outlook for our Indian holdings.

DETAILS OF THE YEAR

Exact Sciences Corp. was the top contributor to the Fund’s performance for the 12-month period. The molecular-diagnostics company has an innovative test for colon cancer. Named Cologuard,® the test avoids the high cost and invasiveness of a colonoscopy by screening a stool sample for cancerous cells. Shares of Exact Sciences began climbing in late April after accelerating demand for Cologuard produced better-than-expected revenues and earnings.

MercadoLibre, Inc. was also a top contributor to performance for the period. This $10.4 billion market-cap company is engaged in online e-commerce focused on Latin America. The company has benefited both from strong regional growth and from the continuing migration of retail sales from brick-and-mortar stores to the online environment.

Another leading contributor during the period, Trex Co., Inc. is an industrial company that has been benefiting from growth in the housing market. The company has established leadership in composite decking, railing and other outdoor-living products. The firm’s current management team, we believe, is especially strong and able to take advantage of homeowners’ preference for the durability, maintenance and environmental benefits that composite products provide over wood-based competitors. With mortgage rates still attractive, we expect the company to maintain its strong growth rate and competitive advantage.

Cornerstone OnDemand, Inc. was the leading detractor from the Fund’s performance for the period. Despite showing signs of strength midway through the period, management eventually reported numbers that didn’t wow investors, missing expectations on earnings even while reporting stronger sales. In addition, we viewed the company’s mix of new contracts as far from ideal. We see little room for error on management’s part at this point and so we sold our position.

Another detractor was Gurunavi, Inc., a Japanese company that operates an internet portal for ordering food from restaurants online. We like the company’s dominant market position and its opportunity to offer more services and products to customers. Gurunavi has been investing heavily to grow its business. As a result, the company’s recent financial results missed analysts’ expectations.

Australia’s Domino’s Pizza Enterprises Ltd. also detracted. Domino’s has seen growth slow in 2017 and also had negative press surrounding how some franchises pay their employees. Our investment team was in Australia during September, and we remain impressed with the quality of Domino’s management and their use of data and information technology to make their business better.

OUTLOOK

As the 12-month period drew to a close, Japanese Prime Minister Shinzo Abe called for a general election to be held on October 22nd. For years, many investors have avoided Japan and thus may have little interest in the outcome. But with our substantial commitment to Japanese equities — the country represents one of our largest non-U.S. allocations — we think the vote, which can be viewed as a referendum on Abenomics, is significant.

Prior to Abe’s reforms, Japan’s economy had been stagnating. Today, there are many indications that the country’s economy is improving. For example, Japan’s gross domestic product (GDP) has now expanded in the last six quarters, the longest sustained period of growth since before the global financial crisis. With unemployment at a multi-decade low of 2.8%, we’re starting to see modest wage inflation in some parts of the economy.

One factor contributing to our positive view is that Japanese companies are underfollowed. Nearly half the listed companies in Japan have just two or fewer analysts researching them. With an investment approach that includes frequent company visits, we think we have an advantage over other investors. Japan’s small-cap market, one of the most vibrant we’ve found anywhere, is another factor contributing to the country’s reputation as a leading global innovator.

Although our research focus isn’t macro-oriented, we’re aware of economic and geopolitical issues. Overall, we’re optimistic regarding investment opportunities available around the globe.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

14

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities (WAGOX) — Investor	16.61%	10.48%	17.13%
Global Opportunities (WIGOX) — Institutional	16.92%	10.54%	17.16%
MSCI ACWI Small Cap Index	19.23%	11.94%	15.66%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.53% / Institutional Class — Gross: 2.32%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
MercadoLibre, Inc. (Brazil)	3.1%
Medytox, Inc. (Korea)	2.9%
Cavium, Inc.	2.8%
Trex Co., Inc.	2.7%
HealthEquity, Inc.	2.5%

Company	% of Net Assets
MakeMyTrip Ltd. (India)	2.3%
Knight-Swift Transportation Holdings, Inc.	2.2%
Copart, Inc.	2.0%
Somany Ceramics Ltd. (India)	2.0%
Ollie’s Bargain Outlet Holdings, Inc.	2.0%

*	As of September 30, 2017, there were 81 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. †Inception: November 17, 2008. The MSCI ACWI (All Country World Index) Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed and emerging markets. You cannot invest directly in this or any index.

15

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Ken Applegate and Linda Lasater.

Roger Edgley, CFA Lead Portfolio Manager	Ken Applegate, CFA Portfolio Manager	Linda Lasater, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund — Investor Class gained 12.04% for the 12 months ended September 30, 2017 and underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index, which gained 19.19%.

Late in 2016, value stocks dramatically outperformed growth stocks. High-quality (based on returns on equity) growth stocks were among the weakest performers. That began to change in 2017. Throughout the first nine months of the year, investors in developed markets became refocused on quality and growth stocks. Although the Fund outperformed its benchmark for the first nine months of calendar year 2017, the underperformance that occurred in the last quarter of 2016 hindered the Fund’s results relative to the Index for the 12-month period.

Among developed international markets, European corporate earnings have been recovering after years of underinvestment and economic indicators have continued to improve. In the United Kingdom (U.K.), Brexit still clouds the future. Most of the Fund’s U.K. investments derive a meaningful portion of their revenue from outside the country, and so have been benefiting from increased global economic activity. We have seen signs that Brexit is weakening Britain’s domestic consumers. Since the referendum in June 2016, we have reduced our exposure to U.K. domestic focused companies.

During the last five years we have identified a number of positive changes in Japan, many of which have been sparked by policies introduced by Prime Minister Shinzo Abe. These changes have opened up more interesting and attractive investment opportunities, and we have been increasing our weighting in Japan.

Emerging markets continued to perform well based on optimism over growth and returning investment. India was a strong-performing market for the 12-month period. However, Indian stocks experienced volatility as the Modi government’s reforms, including last year’s demonetization of large-denomination bank notes and the nationwide goods-and-services tax initiated in June, continue to work their way through the economy. Although the Fund’s Indian holdings trailed those in the Index for the period, we continue to like their growth prospects.

DETAILS OF THE YEAR

The Fund’s top contributor for the 12-month period was Ipsen S.A., a French pharmaceutical company that has transitioned into a global supplier of oncology products and is leveraging its global sales force to sell an increasing number of products.

Nihon M&A Center, Inc., a Japanese company that connects sellers and buyers of small businesses, was the Fund’s second-best contributor. Nihon M&A has been benefiting from the demographic trends of baby boomers retiring and looking to sell their businesses. Management has enhanced the company’s market position by hosting informational seminars for sellers, and by building relationships with banks, accounting firms and other lead-generating sources.

Another Japanese holding, Seria Co. Ltd., was the Fund’s third-best contributor. Seria, which operates a chain of 100-yen stores (essentially dollar stores), continued to generate strong earnings growth.

The greatest detractor from performance for the year was also from Japan. Gurunavi, Inc. operates an internet portal for ordering food from restaurants online. We like the company’s dominant market position and its opportunity to offer more services and products to customers. Gurunavi has been investing heavily to grow its business. As a result, the company’s recent financial results missed analysts’ expectations.

NCC Group plc, which provides security software and consulting services, was the Fund’s second-largest detractor. The U.K.-based company issued a second profit warning early in 2017 and the CEO stepped down. Our conviction regarding the company’s long-term prospects waned, and we sold our shares.

Australia’s Domino’s Pizza Enterprises Ltd. was the third-largest detractor. Domino’s has seen growth slow in 2017 and has had negative press surrounding how some franchises pay their employees. Our investment team was in Australia during September, and we nevertheless remain impressed with the quality of Domino’s management.

OUTLOOK

We continue to be upbeat on the investment outlook for Japanese small caps. We believe Japan is an inefficient market and remains misunderstood — providing opportunities for investors like Wasatch who are willing to do the work. Each time we visit Japan, we return incrementally more positive.

In emerging markets, we also like what we’re seeing. Currencies appear to have stabilized and are more competitive, current-account balances have improved for the majority of emerging markets and stock valuations are still below their long-term averages.

We have had a busy travel schedule over the past year. So we will take some time to consolidate our thoughts, update our models, screen the world for new and exciting investment opportunities, and plan our research efforts for 2018. We already have research trips planned to the U.K., Europe and India. We remain excited about the future of investing internationally.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

16

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Growth (WAIGX) — Investor	12.04%	10.21%	5.65%
International Growth (WIIGX) — Institutional	12.16%	10.25%	5.68%
MSCI ACWI ex USA Small Cap Index	19.19%	9.68%	3.58%
MSCI World ex USA Small Cap Index	20.42%	11.16%	4.04%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.48% / Institutional Class — Gross: 1.36%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Seria Co. Ltd. (Japan)	2.8%
Abcam plc (United Kingdom)	2.6%
MISUMI Group, Inc. (Japan)	2.6%
Vitasoy International Holdings Ltd. (China)	2.5%
Ipsen S.A. (France)	2.3%

Company	% of Net Assets
Nihon M&A Center, Inc. (Japan)	2.2%
Cochlear Ltd. (Australia)	2.1%
Cosmos Pharmaceutical Corp. (Japan)	2.0%
SMS Co. Ltd. (Japan)	2.0%
Clinigen Healthcare plc (United Kingdom)	1.8%

*	As of September 30, 2017, there were 89 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indexes.

17

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Jared Whatcott and Linda Lasater.

Jared Whatcott, CFA Portfolio Manager	Linda Lasater, CFA Portfolio Manager	OVERVIEW The Wasatch International Opportunities Fund — Investor Class gained 8.10% for the 12 months ended September 30, 2017 and underperformed its benchmark, the

MSCI ACWI ex USA Small Cap Index, which gained 19.19%.

The latter part of 2016 following the U.S. presidential election was a tough time for international equity markets and especially for emerging markets. In contrast, the U.S. equity markets and cyclical industries that usually track the strength of an economy rallied. In a low-growth reality, investors seemed to pin their hopes on stronger economic growth. In keeping with this apparent mindset, they favored investments in beaten-down, slower-growing companies in sectors like energy, financials, materials and industrials that usually do well when an economy is strengthening. As a result, high-quality (based on returns on equity) growth stocks that are most often found in sectors like consumer discretionary, consumer staples and information technology underperformed. In the last three months of calendar year 2016, the Fund was down more than its benchmark due to its overweighting of these underperforming sectors. It should be noted that the Fund is overweight in sectors where we typically find companies capable of growing whether an economy is expanding or contracting. For the 12-month period, the Fund’s largest sector overweights were consumer staples, consumer discretionary and information technology. While these sectors contributed to the Fund’s absolute performance, they detracted from results versus the benchmark.

Investors’ “risk-on” mindset that began late in calendar year 2016 has been unwinding more recently with high-quality growth stocks outperforming their value counterparts for the first nine months of calendar year 2017.

In Europe, economic growth exceeded expectations in the first three-quarters of 2017 with continued support from the European Central Bank. After two decades of deflation, Japan also benefited from a stronger economy, but is still below the Bank of Japan’s 2% target inflation rate. More importantly, in Japan we observed continued improvement in corporate fundamentals and governance. Companies’ revenues, profitability and dividends generally have been increasing, and Japanese management teams have been investing in their businesses with an eye to spurring growth.

Emerging markets have also been improving, driven by macroeconomic stability and strength in corporate fundamentals. In addition, stabilizing or rising commodity prices have helped many resource-dependent emerging economies.

Although the Fund is underweight in Japan and the United Kingdom (U.K.), our holdings in these countries outperformed for the 12-month period. India and Malaysia are notable emerging markets where our holdings underperformed their benchmark counterparts.

DETAILS OF THE YEAR

Four of the Fund’s top 10 contributors for the period were from Japan led by Yume No Machi Souzou Iinkai Co. Ltd. and M&A Capital Partners Co. Ltd. Yume No Machi’s market-leading “Demae-can” portal connects eight million customers (20% to 25% are considered “active”) with 13,000 restaurants and takes 5% of the order fee and monthly charges. M&A Capital is an advisory firm poised to benefit from increasing consolidation of small and medium-size enterprises in Japan.

Also among the top contributors was Germany’s Hypoport AG, which operates the largest electronic marketplace for financial products, particularly mortgages. The company’s core business has been gaining market share and generating strong cash flows, which management has been using to expand into adjacent product categories.

Two of the Fund’s largest detractors were from Japan. Dip Corp. operates online job sites focused on part-time and seasonal workers. Over the past nine months, the stock has been weak as growth is slowing and the part-time and temporary market is reaching a cyclical peak. Dip was gaining market share but at the expense of pricing. The company was also investing outside of its core business. We elected to sell the stock. Gurunavi is an online restaurant guide and search site. The company is poised to benefit as more restaurants spend their marketing dollars to advertise online. Gurunavi missed analysts’ expectations given heavy investments to grow its business.

In Malaysia, 7-Eleven Malaysia Holdings Berhad was a notable detractor, but we believe the long-term fundamentals of the company are still intact. 7-Eleven, the largest convenience-store operator in Malaysia, missed expectations due to operational issues by its third-party logistics provider. Furthermore, industry volumes of high-ticket items such as cigarettes and non-alcoholic beverages were down significantly.

OUTLOOK

Global equity markets — from Europe to China to Japan to South America — have continued to benefit from increasing strength of their underlying economies. Of course, this brings up the possibility of the “risk trade” reversing — whether due to eventual interest-rate hikes in developed countries, an economic slowdown in China, a geopolitical event, or some other development — that could set up global markets for a correction. And while trying to forecast which markets will outperform and which will underperform is not something we do, we are confident that our years of experience and our disciplined investment process will continue to lead us to what we believe are the highest-quality companies wherever they might be in the world.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

18

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Opportunities (WAIOX) — Investor	8.10%	12.21%	5.66%
International Opportunities (WIIOX) — Institutional	8.36%	12.40%	5.75%
MSCI ACWI ex USA Small Cap Index	19.19%	9.68%	3.58%
MSCI World ex USA Small Cap Index	20.42%	11.16%	4.04%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 2.22% / Institutional Class — Gross: 2.04%, Net: 1.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Philippine Seven Corp. (Philippines)	2.1%
Open Door, Inc. (Japan)	1.9%
Infomart Corp. (Japan)	1.9%
Webjet Ltd. (Australia)	1.9%
AmRest Holdings SE (Poland)	1.8%
SMS Co. Ltd. (Japan)	1.7%

Company	% of Net Assets
Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	1.7%
7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	1.6%
Hypoport AG (Germany)	1.6%
Can Fin Homes Ltd. (India)	1.5%

*	As of September 30, 2017, there were 118 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indexes.

19

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Large Cap Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Large Cap Value Fund — Investor Class gained 16.11% and outperformed its benchmark, the Russell 1000 Value Index, which returned 15.12% for the 12-months ended September 30, 2017. Effective October 31, 2017, the Wasatch Large Cap Value Fund will become the Wasatch Global Value Fund.

Global equity markets experienced strong positive returns in the 12-month period. Stocks were supported by signs of continued improvement in the U.S. economy, accelerating growth in Europe and Japan, and stabilization of China’s economy. A rebound in commodity prices further improved risk sentiment among investors. The outcome of the November 2016 U.S. election played a notable role in equity returns for the entire 12-month period, as investors anticipated business-friendly policies would be forthcoming with Republicans holding the White House and both houses of Congress. Investors took additional comfort as the Federal Reserve (Fed) continued to exercise patience in moving toward the removal of monetary accommodation.

The improvement in global growth was reflected in corporate earnings, which experienced a synchronized, world-wide upturn, helping to underpin somewhat elevated stock-market valuations. Within the value-stock universe, performance was led by cyclical areas of the market, such as financials, industrials and materials. Information-technology stocks also did well.

The Fund’s performance relative to the benchmark was aided by stock selection within the energy and financials sectors, while selection within industrials was the leading detractor.

DETAILS OF THE YEAR

The five top contributors to the Fund’s performance for the period were financial companies, specifically Citigroup, Inc., JPMorgan Chase & Co., PNC Financial Services Group, Inc., Goldman Sachs Group, Inc. and Wells Fargo & Co. Large bank stocks benefited from the outlook for rising interest rates, as well as positive grades on the Fed’s stress tests, raising the prospect of share repurchases and dividend increases. Outside of financials, the Fund’s top contributor was Apple, Inc. Shares of the consumer-technology giant benefited in the run-up to a refresh of the iPhone. A number of energy stocks also contributed to performance for the 12 months, including Suncor Energy, Inc., Chevron Corp. and Royal Dutch Shell plc. Integrated oil and gas companies rebounded off lows in the period as the price of oil stabilized somewhere around the middle of its range over the last few years.

On the downside, the share price of industrial conglomerate General Electric Co. (GE) declined even as the broader market moved higher. Investors have looked askance at the company’s cash-flow levels relative to stated income. We view GE’s somewhat lumpy cash-flow results as reasonable given the substantial outlays required and the prolonged payment cycle for many of its industrial products such as power-plant turbines. GE reported slower organic growth and orders in the period, primarily due to the power and oil and gas segments, and management guided earnings and cash flow to the lower end of the range analysts had been expecting. We continue to view GE as an ongoing turnaround story, but opted to trim the position as we monitor the actions of GE’s new CEO as he seeks to manage expectations and works to improve margins and cash flow. Medical-device manufacturer Medtronic plc saw its share price decline, in part due to an industry slowdown as the adoption of higher-deductible insurance plans pushed back medical procedures. More to the point, Medtronic experienced systems issues in the third quarter of 2017 that hindered its ability to process business, and also experienced shortages in a key component of its new diabetes treatment. EPR Properties, a real estate investment trust focused on entertainment-related properties including movie theaters, golf courses, casinos and water parks, was another leading detractor. EPR’s shares suffered as investors reacted unfavorably to the issuance of additional equity and lower reported profits from one of the company’s key tenants. We continue to like EPR’s strong, diversified business profile and high dividend in a low interest-rate environment.

OUTLOOK

The Fund remains tilted toward higher-quality companies within the large-cap value universe, as gauged by lower market sensitivity, lower valuations, higher cash flows, higher dividends and stronger balance sheets. Our cautious stance is based on the view that at this point in the current prolonged U.S. economic cycle, few stocks are attractively valued by our standards.

We are witnessing synchronized growth across economic regions, led by Europe and Japan, which are in earlier stages of the economic cycle than the U.S. That said, U.S. growth will receive a boost from post-hurricane season rebuilding and replacement purchases. Tax reform is currently at the top of the Trump administration’s agenda, following its failed effort to revamp health care. Reduced corporate tax rates would boost earnings results, especially for smaller, U.S.-oriented companies.

Toward the end of the Fund’s fiscal year, the performance divergence seen in recent quarters between value and growth stocks began to show signs of easing or reversing, as investors rotated toward more value-oriented sectors. In addition, we believe large-cap value stocks are better positioned to weather late-cycle dynamics than their growth and momentum counterparts. In any event, we do not believe it makes sense to add risk at this point and expect to maintain a strong focus on higher-quality, better-valued stocks.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

20

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Large Cap Value (FMIEX) — Investor	16.11%	10.33%	5.00%
Large Cap Value (WILCX) — Institutional	16.31%	10.46%	5.07%
Russell 1000® Value Index	15.12%	13.20%	5.92%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Large Cap Value Fund are Investor Class — Gross: 1.17%, Net: 1.10% / Institutional Class — Gross: 1.72%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Pfizer, Inc.	4.6%
Exelon Corp.	4.3%
Chevron Corp.	4.2%
Johnson & Johnson	4.1%
Cisco Systems, Inc.	3.8%

Company	% of Net Assets
Procter & Gamble Co. (The)	3.7%
Wal-Mart Stores, Inc.	3.7%
Duke Energy Corp.	3.6%
Wells Fargo & Co.	3.3%
Oracle Corp.	3.2%

*	As of September 30, 2017, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indexes.

21

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers.

OVERVIEW

Global equity markets experienced strong positive returns in the 12-month period. Stocks were supported by signs of continued improvement in the U.S. economy, accelerating growth in Europe and Japan, and stabilization of China’s economy. A rebound in commodity prices further bolstered investors’ risk sentiment. The improvement in global growth was reflected in corporate earnings, which experienced a synchronized upturn across all economic regions, helping to underpin somewhat elevated stock-market valuations. Stock performance for the 12 months was led by cyclical areas of the market, such as financials, industrials and materials. Information-technology stocks also had strong performance over the period.

For the 12 months ended September 30, 2017, the Wasatch Long/Short Fund — Investor Class declined -0.37%, underperforming the 18.61% return of the S&P 500 Index. The Fund’s average net long position of 46% weighed on performance relative to the Index for the period, as did short exposure to momentum stocks and the continued outperformance of growth versus value stocks.

DETAILS OF THE YEAR

On the long side of the portfolio, performance was led by consumer-electronics icon Apple, Inc. Apple saw its share price rise in anticipation of a product refresh of the iPhone. Stock analysts believe that Apple customers will willingly spend close to $1,000 for the 10th anniversary edition of the iconic device. A position in Citigroup, Inc. was another notable contributor. Large bank stocks benefited in the period from the outlook for rising interest rates, as well as positive grades on the Fed’s stress tests, raising the prospect of share repurchases and dividend increases.

Southwestern Energy Co. was the leading detractor on the long side. Shares of the natural gas exploration and production company suffered in the wake of lower-than-expected cash flow caused by low natural gas prices in the Northeast. We believe the selloff in the stock was overdone and that it should rebound as new pipeline capacity leads to more-normalized pricing in the Northeast. Shares of retailer Macy’s, Inc. weakened throughout the period, as the company’s results disappointed and sentiment with respect to brick-and-mortar retailers continued to deteriorate. We believe Macy’s current stock price fails to recognize the value of its assets, which include a substantial real-estate portfolio.

Positive contributors among short positions for the period included oil-field services provider Helmerich & Payne, Inc. The company’s share price fell as the outlook for utilization and day rates declined with the price of oil in early 2017. A short in Newell Brands, Inc. also worked well. The highly-levered manufacturer of consumer products, with brands that include Rubbermaid, was negatively affected by higher materials prices in the wake of the historic hurricane season.

Shorts in a pair of specialty health-care companies trading at high multiples of earnings — Zeltiq Aesthetics, Inc., a marketer and licensor of non-invasive fat-reduction procedures, and Inogen, Inc., a developer of oxygen-therapy devices — were notable detractors. A short position within industrials in Caterpillar, Inc. detracted, as the equipment manufacturer’s share price rose on raised guidance with respect to its cyclical earnings power.

Recently added companies included a long position in Alaska Air Group, Inc. We think that its acquisition of Virgin Airlines was transformational in nature. Alaska Air is now the fifth-largest airline in the nation and, with the acquisition, is able to offer potentially lucrative coast-to- coast routes from its San Francisco hub. Alaska Air also makes almost as much money on its credit-card business, which provides flight-related rewards, as it does from its core business. Growing its credit-card loyalty business was a key synergy lever for the Virgin Airlines acquisition.

We initiated a short position in home-furnishings company RH, better known as Restoration Hardware. We expect the company to have difficulty meeting expectations after beating year-over-year results with the aid of a one-time inventory-clearance sale. In addition, RH has added leverage, thus risking rapid multiple compression should earnings miss expectations in the face of a generally challenging environment for retailers.

OUTLOOK

The Fund’s low net exposure versus its history reflects our view that the market currently contains significant downside risk at this late stage of the cycle. The high expectations embedded in current stock prices raise the question of when multiples will revert to more normal levels.

Free cash flow or the absence thereof remains our top criteria for both longs and shorts. This leads to a long-value and short-growth bias in the Fund. As a result, the sustained period of significant outperformance of growth stocks over value stocks has been a headwind on both the long and short sides of the portfolio. Toward the end of the period, the Fund’s performance began to benefit from a market rotation toward sectors with better value characteristics, such as financials and energy.

Following the failed effort to revamp health care, tax reform is now front and center on the Washington agenda. The high free-cash-flow companies favored by our strategy could be particular beneficiaries of any reduction in corporate tax rates, which would encourage repatriation of cash and enable share repurchases.

At a meeting held in November 2017, the Board of Trustees of Wasatch Funds Trust approved the reorganization of the Wasatch Long/Short Fund with and into the Wasatch Global Value Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Long/Short Fund. If approved, it is anticipated the reorganization will be consummated in April, 2018.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

22

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Long/Short (FMLSX) — Investor	-0.37%	2.17%	3.03%
Long/Short (WILSX) — Institutional	-0.05%	2.36%	3.13%
S&P 500® Index	18.61%	14.22%	7.44%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.64%	0.19%	0.42%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are — Investor Class: 1.83% / Institutional Class — Gross: 1.57%, Net: 1.50%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. Expenses include dividend expense on short sales and interest expense. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 12/13/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 12/13/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

The Fund makes short sales of securities, which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Amgen, Inc.	6.2%
Apple, Inc.	5.0%
QUALCOMM, Inc.	5.0%
McKesson Corp.	4.6%
Michael Kors Holdings Ltd.	4.3%

Company	% of Net Assets
Medtronic plc	4.3%
Allergan plc	3.7%
Citigroup, Inc.	3.4%
Cisco Systems, Inc.	3.3%
Bill Barrett Corp.	3.2%

*	As of September 30, 2017, there were 36 long and 22 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indexes.

23

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel and Dan Chace.

Ken Korngiebel, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	OVERVIEW In the 12 months ended September 30, 2017, the Wasatch Micro Cap Fund generated a total return of 25.10%. The Fund outgained its benchmark, the Russell Microcap Index, which rose 22.33%.

After underperforming our benchmark during the first three months of the fiscal year, we considered adding to some of the areas that had driven the benchmark higher after the November elections. As long-term investors, however, we decided against allowing political factors to significantly influence our investment decisions. Our companies had been growing faster, had less debt and had been using capital more efficiently than the average company in the Index. History told us that these characteristics drive stock prices over the long run.

Our stocks performed well as investors’ post-election optimism gave way to a renewed focus on fundamentals. The cooling of enthusiasm was evident in the slowdown of asset flows into exchange-traded funds (ETFs). Net purchases of ETFs — especially sector ETFs in areas such as financials and materials — had spiked dramatically after the elections. Because we base our investment decisions on the business trends and growth prospects of individual companies, we believe a market driven by company fundamentals plays to Wasatch’s strengths.

Consumer-discretionary and health-care stocks were the Fund’s largest sources of outperformance relative to the benchmark. In the consumer-discretionary sector especially, the Fund’s Indian stocks lifted performance. Our companies in India benefited from the country’s continued economic growth and the ongoing development of its middle class.

DETAILS OF THE YEAR

The strongest contributor to Fund performance for the year was V-Mart Retail Ltd. The company operates department stores in India. Specializing in apparel, V-Mart also sells a wide range of general merchandise and fast-moving consumer goods. Shares of V-Mart began climbing steadily in late January in response to a sharp upturn in its same-store sales. Management cited rising household incomes and favorable weather during India’s marriage season as factors in an improved retail environment.

Second-best contributor Exact Sciences Corp. is a biotechnology company with an innovative test for colon cancer. Named Cologuard,® the test avoids the high cost and invasiveness of a colonoscopy by screening a stool sample for cancerous and precancerous cells. Among the positive developments helping to push the company’s stock price higher was an announcement from a major health insurer that it planned to cover Cologuard in a move expected to add about 30 million covered lives.

The greatest detractor from Fund performance for the fiscal year was Cempra, Inc. The company develops antibiotics for the treatment of bacterial infectious diseases. Shares of Cempra tumbled after the U.S. Food and Drug Administration released briefing documents highlighting concerns about the safety of the company’s lead pneumonia antibiotic, solithromycin. Rather than wait for the outcome of a larger study, we sold the Fund’s remaining shares.

Tandem Diabetes Care, Inc. was the second-largest detractor. The company offers insulin-delivery systems for people with diabetes. A competitor’s introduction of an insulin pump with continuous glucose monitoring (CGM) weighed on Tandem’s stock price. While we are optimistic about the prospects for Tandem’s own CGM pump, we are limiting this holding to a small weighting in the Fund.

OUTLOOK

Earnings of U.S. companies remained on reasonably firm footing after having surprised to the upside for most of the fiscal year. Aside from ever-present international, political and other risks that are difficult to anticipate and quantify, the most likely threats to continued profit growth include a tightening labor market and falling participation rates as baby boomers exit the workforce in large numbers.

While low unemployment is obviously good for people with jobs and for those seeking work, businesses need qualified workers — both to support future growth and to replace those who leave. Luring away employees from competitors with promises of higher wages and benefits drives up employment costs but does not add any new workers to the workforce. Instead, wage increases driven by a scarcity of labor rather than by gains in productivity typically squeeze profit margins and create inflationary pressures. To the extent those pressures force the Fed to raise interest rates more rapidly than expected, a sustained rise in average hourly earnings might ultimately threaten the positive environment that has underpinned recent equity performance and economic growth.

Fortunately, factors opposing such a scenario are significant. As mergers and acquisitions eliminate duplication in the workforce, laid-off workers can help fill the employment needs of other companies. In addition, low energy and commodity prices are generating deflationary forces that would likely offset potential wage increases at least partially, keeping overall inflation in check.

Against that backdrop, we continue to seek high-quality micro caps with the potential to grow into small and medium-size companies over a reasonable period of time. Examples include companies with unique opportunities to serve new markets, undiscovered growers with favorable business trends, as well as disruptive companies whose technologies make them attractive candidates for acquisition by competitors.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

24

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap	25.10%	13.90%	6.32%
Russell Microcap® Index	22.33%	13.89%	6.65%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 1.67%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Superior Uniform Group, Inc.	2.7%
LGI Homes, Inc.	2.7%
HealthEquity, Inc.	2.6%
Installed Building Products, Inc.	2.5%
V-Mart Retail Ltd. (India)	2.3%

Company	% of Net Assets
Freshpet, Inc.	2.1%
Ensign Group, Inc. (The)	2.0%
Envestnet, Inc.	2.0%
Trex Co., Inc.	1.9%
Exact Sciences Corp.	1.9%

*	As of September 30, 2017, there were 80 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

25

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

During the 12 months ended September 30, 2017, the Wasatch Micro Cap Value Fund returned 23.29%. The Fund surpassed its benchmark, the Russell Microcap Index, which rose 22.33%.

Steady economic growth and benign inflation provided a favorable environment for equities. Though growth in the U.S. has remained sluggish since the end of the last recession, data released near the end of the period suggested the economy may be gaining steam. Gross domestic product (GDP) expanded at a seasonally adjusted annual rate of 3.1% during the April-to-June quarter — up from 1.2% during the previous quarter and the strongest growth since the first quarter of 2015.

With the economy seemingly on firm footing, the Federal Reserve (Fed) said it will begin normalizing its massive balance sheet in October. The move will essentially unwind the monetary stimulus the Fed has provided since the global financial crisis. For the most part, investors appeared to view the news as signaling a healthy U.S. economy no longer in need of extraordinary support from the Fed.

Boosted by strength in the Fund’s international holdings, the consumer-staples sector was the largest source of Fund outperformance relative to the benchmark. Nascent consumer economies in emerging markets have created growing demand for packaged foods, bottled beverages and other items that are commonplace in more-developed countries.

Financials were another area in which the Fund outperformed. Improved prospects on the interest-rate, regulatory and housing fronts appeared to help some of the Fund’s bank and mortgage-related holdings. By favoring reasonably valued banks in growing metropolitan statistical areas, we have found that the Fund’s small banks tend to make attractive targets for acquisition by larger competitors.

DETAILS OF THE YEAR

The strongest contributor to Fund performance for the year was Tower Semiconductor Ltd., a rapidly growing semiconductor manufacturer headquartered in Israel. Shares of Tower surged after management announced an agreement with a Hong Kong-based company for the establishment of a new semiconductor-fabrication facility in Nanjing, China. In addition to the $18 million initial payment Tower has already received, it stands to collect future milestone payments and will be entitled to up to half of the facility’s fabrication capacity.

Kingstone Cos., Inc., another top contributor, offers property and casualty insurance for small businesses and individuals in New York. The decision of large carriers to limit exposure to coastal areas has allowed Kingstone to rapidly gain market share. Recent changes to the company’s underwriting guidelines and claims-handling process have reduced claims payouts, leading to record quarterly earnings.

The greatest detractor from Fund performance for the year was Cempra, Inc., a clinical-stage biopharmaceutical company developing antibiotics for the treatment of bacterial infectious diseases. Cempra’s stock price tumbled after the U.S. Food and Drug Administration (FDA) released briefing documents highlighting concerns about the safety of Cempra’s lead pneumonia antibiotic, solithromycin. Rather than wait for the outcome of a larger study, we sold the Fund’s remaining shares.

Another weak stock in the Fund was Flotek Industries, Inc., a supplier of drilling and production products to the energy industry. Flotek’s shares languished for most of the period as low energy prices suppressed production of oil and natural gas. In addition, citrus-greening disease and damage from Hurricanes Harvey and Irma created shortages of citrus oils the company uses in its products. Despite the challenges, we think Flotek’s depressed valuation and upside potential justify continuing to own it at a low weight in the Fund.

OUTLOOK

Recent gains in U.S. equity prices have outstripped the earnings growth of the underlying companies, pushing price/earnings multiples higher. Even so, the Fund has significant exposure to small, growing companies yet to be discovered by mainstream investors. These undiscovered growers have seen more-modest increases in their stock prices and offer valuations that are still very attractive in our view.

Higher market valuations for equities bring increased risk for investors. One risk starting to garner attention is the low unemployment rate — or, more specifically, tightness in the labor market. During research visits to companies, management teams have commented to us recently on the difficulties they encounter finding qualified employees to help them grow their businesses.

When a scarcity of labor raises employment expenses, companies must either pass the higher costs along to customers in the form of higher prices, or see their profit margins shrink. While neither inflation nor a downturn in corporate profits would be good for investors, a modest uptick in wages would not be entirely bad. By boosting the purchasing power of U.S. households, a shift toward wages in the division of national income between wages and profits would directly benefit consumer-related businesses. Other companies stand to benefit indirectly through an overall increase in economic activity.

Small banks in particular have faced headwinds in recent years, as sluggish wage growth crimped demand for housing, auto and consumer loans. As a result, the banking industry remains one of more-attractively valued areas of the micro-cap equity market. With Japan just recently having emerged from its decades-long recession, reasonably priced growth opportunities can still be found in Japanese stocks as well. We’ve added several Japanese companies to the Fund this year, and we’re looking to increase the Fund’s holdings in Japan going forward.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

26

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value	23.29%	16.00%	8.92%
Russell Microcap® Index	22.33%	13.89%	6.65%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 1.84%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Tower Semiconductor Ltd. (Israel)	2.1%
ZAGG, Inc.	1.6%
NV5 Global, Inc.	1.6%
Tucows, Inc., Class A	1.5%
Esquire Financial Holdings, Inc.	1.5%

Company	% of Net Assets
USA Technologies, Inc.	1.5%
BofI Holding, Inc.	1.4%
Patrick Industries, Inc.	1.4%
LGI Homes, Inc.	1.4%
Installed Building Products, Inc.	1.4%

*	As of September 30, 2017, there were 105 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

27

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Jeff Cardon, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager Ken Korngiebel, CFA Portfolio Manager	Jeff Cardon, CFA Portfolio Manager Ryan Snow Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund — Investor Class rose 14.29% for the 12 months ended September 30, 2017, trailing the 20.98% return of its benchmark, the Russell 2000 Growth Index, and the 20.74% return of the Russell 2000 Index.

Among the Fund’s top contributors to absolute performance for the 12-month period were companies in the financials, health-care and industrials sectors.

Performance relative to the benchmark benefited from stock selection in the health-care sector. In contrast, the Fund significantly underperformed the benchmark in the information-technology sector as our stocks trailed their benchmark counterparts.

The Fund’s gain for the period was helped by strong returns among our industrial holdings, particularly in the three months ended September 30, 2017. Unlike the post-election “reflation trade” (or “Trump trade”) of the kind we avoided late last year, we recognize that the slow-growth economy is chugging along well enough now to favor a positive turn for the industrials sector. We anticipate maintaining our overweight position in the sector as long as conditions remain favorable and we can continue to find companies with attractive growth prospects.

DETAILS OF THE YEAR

Transportation and logistics-services provider Knight-Swift Transportation Holdings, Inc. is the product of a recent merger. The newly combined company turned in the leading contribution to Fund performance for the 12-month period. Whereas the former Swift Transportation had been underperforming the market prior to the merger, Knight Transportation, which had been held by the Fund for many years, had enjoyed steady growth and had benefited from a strong management team. Investors viewed the combined entity favorably, believing that management will derive more earnings power from Swift’s assets. Additionally, a new requirement for electronic logging is expected to drive some small competitors out of the trucking market.

Exact Sciences Corp. was the second-best contributor to the Fund’s performance for the year. The molecular-diagnostics company has an innovative test for colon cancer. Named Cologuard,® the test avoids the high cost and invasiveness of a colonoscopy by screening a stool sample for cancerous and precancerous cells. Shares of Exact Sciences began climbing in late April after accelerating demand for Cologuard produced better-than-expected revenues and earnings.

Cempra, Inc., a clinical-stage biopharmaceutical company developing antibiotics for the treatment of bacterial infectious diseases, was a notable detractor. Cempra’s stock price tumbled after the U.S. Food and Drug Administration released briefing documents highlighting concerns about the safety of the company’s key treatments. Believing that this development materially changed our investment thesis for Cempra, we elected to sell the position.

Cornerstone OnDemand, Inc. was another leading detractor from performance. Despite showing signs of strength midway through the period, management eventually reported numbers that didn’t wow investors, missing expectations on earnings even while reporting stronger sales. In addition, we viewed the company’s mix of new contracts as far from ideal. We see little room for error on management’s part at this point and have reduced our position.

OUTLOOK

The economic scenario of the past year appears to be continuing in the U.S. with regard to sustained moderate growth, low inflation and rising asset prices. Looking forward, we don’t expect valuation tailwinds to continue. Company fundamentals will have to matter more to investors at some point, which we believe would bode well for the Fund. We believe we have a great team that learns from mistakes and the best culture for applying a disciplined investment approach. As valuations right-size to growth rates, we think our discipline will shine.

Fundamentals are certainly of more central importance to investors now than in the period after the presidential election, but there are distractions such as the extraordinary monetary accommodation by the Federal Reserve (Fed). Recently, the Fed announced its intention to start reducing bond holdings acquired during its quantitative-easing program. While it’s not exactly clear how quickly that will unfold, the announcement itself represents a step toward normalcy.

In the Fund, we’re especially focused at present on companies that seem poised to deliver long-term growth by benefiting from world-wide economic strength, industrial-production trends and increased capital expenditure by businesses. Our disciplined approach continues to turn up attractive prospects, such as in the industrials sector mentioned above. Elsewhere, too, we’re finding what we consider to be high-quality companies with outstanding long-term growth prospects. There’s no shortage of opportunities for the Fund’s investment style, although we always have to remain vigilant regarding valuations.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

28

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth (WAAEX) — Investor	14.29%	10.22%	7.71%
Small Cap Growth (WIAEX) — Institutional	14.54%	10.29%	7.75%
Russell 2000® Growth Index	20.98%	14.28%	8.47%
Russell 2000® Index	20.74%	13.79%	7.85%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.30% / Institutional Class — Gross: 1.12%, Net: 1.06%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Knight-Swift Transportation Holdings, Inc.	4.8%
Copart, Inc.	4.2%
ICON plc (Ireland)	3.9%
Ultimate Software Group, Inc. (The)	3.6%
HEICO Corp., Class A	3.0%

Company	% of Net Assets
Cavium, Inc.	2.9%
Metro Bank plc (United Kingdom)	2.4%
Ollie’s Bargain Outlet Holdings, Inc.	2.4%
Eagle Bancorp, Inc.	2.3%
WESCO International, Inc.	2.3%

*	As of September 30, 2017, there were 73 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

29

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins Lead Portfolio Manager

OVERVIEW

U.S. equity markets performed well in the 12-month period, with most of the gains coming after the November 2016 election. Investors were cheered by continued acceleration in the U.S. economy, a robust increase in corporate earnings and a shift toward a more business-friendly political environment in the U.S. These factors fueled a series of record highs in the major indexes and led to a gain of 20.55% for the

Russell 2000 Value Index. The Wasatch Small Cap Value Fund — Investor Class finished just behind the benchmark with a return of 20.20% for the 12-month period. It is worth noting that the Fund has produced an average annual return of 12.29% since its inception in 1997, which compares favorably with 8.73% for the Russell 2000 Value Index in the same interval.

The Fund’s modest shortfall relative to the Index for the annual period is entirely attributable to the weeks immediately following the U.S. election. Stocks spiked higher in the wake of the vote, led by sectors seen as likely to benefit from a Donald Trump presidency. The momentum-driven nature of the move meant that lower-quality, speculative companies generally provided the best returns. That left our bottom-up approach and focus on fundamentals briefly out of step with the market.

The Fund’s relative performance improved in 2017 with the wane of the “Trump Rally.” Many of the deeper-value stocks that surged in the immediate aftermath of the election gave back some of their gains, while faster-growing companies started to show more resilience. Although this trend was a headwind for the small-cap value group as a whole, it proved helpful for the Fund, given our tilt toward “growthier” companies in the category.

DETAILS OF THE YEAR

As part of our value style, we seek to identify “Fallen Angels,” or companies that have sustainable competitive advantages or long-run opportunities in niche markets, but whose stocks have temporarily fallen out of favor. We are also particularly interested in companies whose compelling long-term outlook has yet to be discovered by Wall Street. The potential benefit of this strategy was apparent in the health-care sector, where Exact Sciences Corp. and LHC Group, Inc. were among the top contributors to performance for the year. Now that Exact Sciences’ colon-cancer test is being reimbursed by insurance companies and health-care systems, the company’s share price has advanced sharply. LHC benefited from the ongoing growth of home health care through its role as a leading provider of this cost-saving service.

Our emphasis on companies with solid growth potential was also evident in the information-technology sector,

where two companies were among the top contributors to performance. Strong revenues and profit margin and free cash flow gains lifted the stock price of Tower Semiconductor Ltd. Stamps.com, Inc., which we think is positioned to ride the wave of e-commerce growth, also delivered a return well above the broader sector.

Another example of the Fund’s balance between stocks with growth and value characteristics can be found in our trucking-industry investments. The Fund owned positions in Knight Transportation, Inc., a solid trucker with steady growth, and Swift Transportation Co., which we see as more of a value play. Knight announced it is buying Swift, a move investors viewed as mutually beneficial. Both stocks performed well in the period, boosting the Fund’s results.

Cempra, Inc., a clinical-stage biopharmaceutical company developing antibiotics for the treatment of bacterial infectious diseases, was the Fund’s largest detractor. Cempra’s stock price tumbled after the U.S. Food and Drug Administration released briefing documents highlighting concerns about the safety of the company’s key treatments. Believing that this development materially changed our investment thesis for Cempra, we sold the position. The share price of WESCO International, Inc., a multinational electronics distribution and services company, slid along with other stocks in its space. We maintained the investment because we believe WESCO is better-positioned than its peers due to its focus on more specialty areas and products, together with its ability to benefit from a turn in the industrial economy.

The Fund’s cash weighting, while modest, was a further headwind to performance in the rising market of the past 12 months.

Our role as “value managers in a growth shop” has long provided us with a unique advantage, as Wasatch’s history of robust research coverage on growth companies has led us to hold a meaningful weighting in value stocks with above-average growth prospects. We believe this aspect of our approach, when combined with our investments in more traditional value companies, has created diversification between the growth and value styles. As a result, the Fund doesn’t necessarily rely on the outperformance of value stocks to drive its returns.

OUTLOOK

Although we continue to see a favorable path for domestic growth trends, we think the risk/reward profile in stocks has become somewhat less attractive with valuations having risen so significantly since the November 2016 election. We have therefore adopted a cautious approach that seeks to own only fundamentally sound, reasonably valued companies and reduce or eliminate those stocks we see as having rich valuations and/or above-average risk. We believe this strategy can help the Fund continue to participate in the expansion of the U.S. economy, while simultaneously managing the possibility of increased market volatility.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

30

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	20.20%	15.95%	7.64%
Small Cap Value (WICVX) — Institutional	20.28%	16.06%	7.72%
Russell 2000® Value Index	20.55%	13.27%	7.14%
Russell 2000® Index	20.74%	13.79%	7.85%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.45% / Institutional Class — Gross: 1.41%, Net: 1.26%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Knight-Swift Transportation Holdings, Inc.	3.1%
Monro, Inc.	3.1%
Ensign Group, Inc. (The)	2.9%
Altra Industrial Motion Corp.	2.9%
Arbor Realty Trust, Inc.	2.7%

Company	% of Net Assets
Select Comfort Corp.	2.7%
Webster Financial Corp.	2.7%
First of Long Island Corp. (The)	2.6%
HEICO Corp., Class A	2.6%
Tower Semiconductor Ltd. (Israel)	2.5%

*	As of September 30, 2017, there were 55 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

31

WASATCH STRATEGIC INCOME FUND (WASIX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Lead Portfolio Manager

OVERVIEW

For the fiscal year ended September 30, 2017, I was pleased with the Wasatch Strategic Income Fund’s 12.09% gain and that it achieved a return between those of its stock and bond benchmarks. Ideally, I like to see at least a high-single-digit annual return, so the Fund exceeded my expectations for the period. Although the Fund lagged the S&P 500 Index’s 18.61% advance, the Fund significantly outpaced the 0.07% return of the Bloomberg Barclays US Aggregate Bond Index.

DETAILS OF THE YEAR

For the fiscal year, the only stocks adding more than one percentage point each to the Fund’s return were Comcast Corp., MasterCard, Inc. and Suncor Energy, Inc. Of note, Comcast benefited from a marked improvement in the company’s customer service as it has automated a number of processes, reducing the need for the dreaded “truck roll” as a solution to cable problems. The company has also consistently increased internet speeds for its customers.

Visa, Inc. was another strong contributor during the period. Even as transaction technology changes, both Visa and MasterCard have continued to benefit as the newest technological approaches to payments still rely on this pair of transaction processors to link customers, merchants and banks.

Suncor benefited from the stabilization of oil prices. The company uses a manufacturing-like process to harvest its long-lived oil-sands reserves. Suncor’s cost to produce oil declines as more technology is introduced into the process.

Medallion Financial Corp. was the most significant detractor from performance during the fiscal year, and the only one that subtracted as much as 0.75 of a percentage point from the Fund’s return. Engaged partly in the financing of taxi medallions, the company’s stock price continued to suffer from the rise of Uber and other online ride-sharing companies. While the portion of the company’s loans secured by taxi medallions is declining, the increase in the default rate on those loans led Medallion to eliminate its dividend. The reason the Fund continues to hold a small position in Medallion is that the stock trades at only 20% of the company’s book value.

The next-largest detractor, McKesson Corp., subtracted just 0.35 of a percentage point. Early in the year, McKesson was faced with aggressive competition in the pharmaceuticals-distribution industry, and lost some clients due to merger activity among its customers. In response to these challenges, we trimmed our position in McKesson.

Although I have modestly reduced the Fund’s cash position over the course of the fiscal year, it is still running about 16%. This was not done as an attempt to time the market. Instead, the cash position is intended to dampen the volatility of the portfolio. The Fund’s larger cash position and my efforts to increase the number of holdings that are willing and able to pay a growing stream of dividends is largely a response to the difficulty we experienced from mid-2015 through mid-2016, which I have discussed in past quarterly commentaries. Dampening the Fund’s volatility is reflected in its beta, which during the fiscal year was less than that of the market. With a lower beta, the Fund will lag in a rising market. Conversely, if the market declines, the Fund should experience less volatility. And with a bull market that has now entered its ninth year, I think maintaining the Fund’s cash position is a prudent approach.

For that same reason — limiting potential volatility — I also chose to sell some of the Fund’s more cyclical holdings, concerned that these stocks might be volatile in a downturn. The companies we sold included Penske Automotive Group, Inc., a leading global car dealer that has produced a string of rising dividends; Altisource Residential Corp., a business in transition from buying troubled mortgage debt to renting low-end homes; and Jones Lang LaSalle, Inc., a global real-estate broker.

The Fund’s primary investment focus continues to be on dividend-paying companies. Over the course of the fiscal year, the Fund’s holdings continued to experience solid dividend growth. On an annualized basis, the dividend growth rate of the portfolio was just over 8% as of September 30, 2017. One of the most-recent additions to the Fund was tool-manufacturer Snap-on, Inc., which has paid a flat or increased dividend every quarter for more than 75 years.

OUTLOOK

While I continue to be concerned about the elevated price level of many stocks, especially in the face of the future monetary tightening being discussed by both the U.S. Federal Reserve and the European Central Bank, the market generally takes its cues from the economy, which has continued to advance at a slow but steady pace. Economists are coming to understand that the slower economic growth we are experiencing tends to avoid the recession-inducing excesses of more-rapid growth. While the downside is that those lacking jobs must wait longer to find employment, they eventually do as reflected in our currently low unemployment rate of 4.2%.

This isn’t to say that the economy and the market will enjoy clear skies forever. Every historic declaration of “permanent prosperity” has proven false. I have no doubt that, as usual, this current episode of prosperity will end in tears. They all have. So I am doing my best to prepare the Fund for what could lie ahead.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

32

WASATCH STRATEGIC INCOME FUND (WASIX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Strategic Income	12.09%	9.76%	6.25%
S&P 500® Index	18.61%	14.22%	7.44%
Bloomberg Barclays US Aggregate Bond Index	0.07%	2.06%	4.27%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are Gross: 1.76%, Net: 1.67%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund has a concentration in the financials sector. Investing in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. The financials sector can be significantly affected by various market factors, which are described in more detail in the prospectus.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Comcast Corp., Class A	5.9%
MasterCard, Inc., Class A	3.9%
Suncor Energy, Inc. (Canada)	3.9%
Visa, Inc., Class A	3.9%
Walgreens Boots Alliance, Inc.	3.8%

Company	% of Net Assets
Magellan Midstream Partners L.P.	3.5%
CBS Corp., Class B	3.5%
CVS Health Corp.	3.2%
Canadian National Railway Co. (Canada)	3.0%
Microchip Technology, Inc.	2.5%

*	As of September 30, 2017, there were 53 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). You cannot invest directly in these or any indexes.

33

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

Rapid swings in investor sentiment marked the 12 months ended September 30, 2017. Political factors had a greater-than-usual impact on financial markets, as investors reacted to the unexpected election and subsequent presidency of Donald Trump. The Wasatch Ultra Growth Fund closed its fiscal year with a return of 22.13%. The Fund outgained its benchmark, the Russell 2000 Growth Index, which rose 20.98%.

Stocks of the rapidly growing companies on which the Fund focuses significantly underperformed value stocks during the early part of the fiscal year. Many value companies had been struggling with sluggish demand and a lack of pricing power that hampered their profitability. In the weeks after the November election, their stocks rose on hopes for a turnaround driven by new federal infrastructure spending and tax cuts.

Undeterred and confident in our approach, we maintained our growth-oriented investment strategy in the belief that company earnings determine stock prices over the long term. Our patience was rewarded when high-growth stocks found renewed favor with investors as a recalcitrant Congress dashed expectations for rapid passage of Mr. Trump’s proposals.

Consumer-discretionary stocks were the Fund’s largest source of outperformance versus the benchmark, followed by consumer staples. In the consumer-discretionary sector, as well as in financials, the Fund’s Indian stocks significantly boosted performance. Our companies in India benefited from ongoing development of the country’s middle class and banking system.

DETAILS OF THE YEAR

Reflecting the substantial growth opportunities we’ve found in information technology and health care, those areas continued to account for a majority of the Fund’s assets. Health-care companies Sangamo Therapeutics, Inc. and Exact Sciences Corp., respectively, were the strongest contributors to Fund performance for the year. Sangamo is a biopharmaceutical company specializing in the treatment and cure of single-gene disorders. The company’s stock price jumped in May and again in August on positive developments for SB-525, an investigational gene therapy for the treatment of Hemophilia A.

Exact Sciences is a biotechnology company with an innovative test for colon cancer that avoids the high cost and invasiveness of a colonoscopy. As the benefits of the new test resonated with patients, the company raised its full-year sales guidance to 550,000 tests in 2017, up from 244,000 the previous year.

Consumer-staples company Freshpet, Inc. was the Fund’s third-largest contributor. The company sells fresh, refriger-

ated meals and treats for dogs and cats in the U.S., Canada and the United Kingdom. The prior experience of the company’s recently hired CEO has helped Freshpet improve its products, marketing and distribution.

The greatest detractor from Fund performance for the year was Tandem Diabetes Care, Inc. The company offers insulin-delivery systems for people with diabetes. A competitor’s introduction of an insulin pump with continuous glucose monitoring (CGM) weighed on Tandem’s stock price throughout the period. While we’re optimistic about prospects for Tandem’s own CGM pump, we’re limiting this holding to a small weighting in the Fund.

Second-largest detractor Cempra, Inc. develops antibiotics for the treatment of bacterial infectious diseases. The company’s stock tumbled after the U.S. Food and Drug Administration (FDA) released briefing documents highlighting concerns about the safety of Cempra’s lead pneumonia antibiotic, solithromycin. Rather than wait for the outcome of a larger study, we sold the Fund’s remaining shares.

OUTLOOK

In recent years, advances in modern science have created a revolution in our understanding of human biology and the causes of disease. The resulting progress in our ability to treat disease at a fundamental, curative level has produced functional cures and potential cures for a variety of afflictions.

In evaluating the investment potential of health-care companies seeking to develop new therapies, we consider three main aspects: science, management team and market potential. We want companies with compelling science that addresses an important medical need. We consider the origin of the technology and how the company plans to translate scientific breakthroughs into treatments for humans.

The management team in some ways is more difficult to assess than the science. Because running a public company engaged in health-care research is a complex task even under the best of circumstances, recovery from missteps often proves difficult. In our experience, the best management teams contemplate a wide range of outcomes and develop appropriate contingency plans. We’re always trying to gain a better understanding of our management teams, as their decisions drive the success or failure of our portfolio companies.

The final element is the market potential for a new treatment or cure. Solving an unmet medical need generally creates high barriers to entry for would-be competitors and generates substantial cost savings for the health-care system and society. A growing risk for investors is that biotechnology companies in particular may become “victims of their own success.” That is to say, the variety of ways being developed to treat disease may produce a corresponding variety of competing solutions. While greater competition and fewer unmet medical needs may mean fewer opportunities for investors, the obvious benefits to society would be enormous.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

34

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	22.13%	14.29%	6.86%
Russell 2000® Growth Index	20.98%	14.28%	8.47%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.43%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Ultimate Software Group, Inc. (The)	2.7%
LGI Homes, Inc.	2.7%
Freshpet, Inc.	2.6%
Oxford Immunotec Global plc	2.6%
Waste Connections, Inc.	2.5%

Company	% of Net Assets
Paylocity Holding Corp.	2.5%
Sangamo Therapeutics, Inc.	2.5%
HubSpot, Inc.	2.2%
Exact Sciences Corp.	2.1%
Instructure, Inc.	2.0%

*	As of September 30, 2017, there were 77 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

35

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Josh Stewart and Sam Stewart.

Josh Stewart Lead Portfolio Manager	Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The 12 months ended September 30, 2017 began with global markets producing mixed results. While U.S. stocks rallied after the presidential election in November, foreign markets, both developed and emerging, lost ground partially based on concerns about the future U.S. role in international trade. As the period progressed, however, U.S. markets continued to show strength and overseas markets rebounded. The Wasatch World Innovators Fund — Investor Class rose 22.23% for the 12-month period and outperformed the 18.73% return of the benchmark MSCI ACWI Investable Market Index.

While we’re pleased with the Fund’s performance over the past 12 months, we note that gains in equity prices continued to outpace improvements in earnings and other company fundamentals, pushing valuations to levels that are high by historical standards. This was particularly true in the U.S., where we remain considerably underweight versus the benchmark. Although we reduced the Fund’s cash position somewhat during the period, it remains elevated, reflecting both our caution as well as the relative scarcity of suitably attractive investments.

DETAILS OF THE YEAR

As a consequence of continually evaluating the potential of companies we’re considering as additions to the Fund as well as each of the companies we already own, we made several noteworthy additions and deletions during the period. We added Kornit Digital Ltd., an Israeli manufacturer of digital inkjet printers used for printing on cloth. Amazon* has seen the potential of these printers to help its retailers produce quick-turn clothing. We exited several long-term holdings, among them Mekonomen AB, a Swedish auto-parts retailer similar to AutoZone* in the U.S. As success for Mekonomen always seemed to be “just around the corner,” we decided to move on. We had also been intrigued by the possibility that Indigo Books & Music, Inc. in Canada could become a new kind of bookstore and succeed in the digital era. However, recent results haven’t been supportive of its ability to transition from an old-school bookstore model.

Over the course of the year, Take-Two Interactive Software, Inc., Bioventix plc, PayPal Holdings, Inc., bioMérieux and WANdisco plc each contributed more than one percentage point to the Fund’s return. Take-Two continues making progress in transforming its business model from plug-in game cartridges to digital games that can be accessed online.

Its most recent results were up almost 100% over the prior period, and management raised guidance for the coming year. Bioventix develops and supplies monoclonal antibodies that are critical in developing diagnostic tests. PayPal continued to gain traction as the dominant online payment provider. bioMérieux, a manufacturer of medical-diagnostics equipment, has been benefiting because accurate diagnoses of health conditions lead to better patient outcomes at less cost. Its most-recent half-year earnings as of June 30, 2017 were up substantially compared to the same period a year ago. Britain’s WANdisco, whose name is an acronym for “wide area network distributed computing,” specializes in providing enterprise customers with real-time access to their computer data anytime and anywhere.

Just three stocks subtracted more than half a percentage point — and none more than 0.8% — from the Fund’s 12-month return: Performance Sports Group Ltd., LivaNova plc and AO World plc. We sold Performance Sports Group, a manufacturer of sports equipment and apparel, when the company sought approval from bankruptcy courts in the U.S. and Canada to be jointly acquired by two of its creditors. Medical-technology company LivaNova experienced disappointing sales, and we initially trimmed our position. Continued weakness led us to eventually exit the position entirely. AO World also experienced weak sales late in 2016. Based in the United Kingdom, AO World is an online retailer of appliances such as washing machines, dishwashers, refrigerators and ovens. We believe AO World’s focus on customer service, which includes removal of old appliances and installation of new ones, continues to give it the potential to successfully grow its business.

OUTLOOK

We note that the current market environment has made pursuing long-duration, compound-growth opportunities in equities a bit like chasing ghosts. Under normal circumstances, the price/earnings multiple of a high-quality growth stock evolves fairly slowly over time. This characteristic typically enables a growth investor to “capture” the company’s earnings growth at a relatively stable multiple, generating price appreciation in the stock that’s roughly in line with the growth in earnings.

Recently, however, we’ve seen earnings multiples of stocks we’ve owned expand more rapidly as investors have driven their prices beyond what we considered fair value. Leaving us with uninspiring prospects for future appreciation, the higher prices have triggered our sell discipline. As a result, what we thought were long-term growth opportunities have quickly vanished into thin air.

While history suggests that periods of liquidity-driven speculation tend to last longer than most people expect, we believe high valuations in the U.S. and elsewhere continue to dictate a cautious approach to world equity markets.

Thank you for the opportunity to manage your assets.

*	As of September 30, 2017, the Wasatch World Innovators Fund held 0.39% of its net assets in Amazon.com, Inc. and was not invested in AutoZone, Inc.

Current	and future holdings are subject to risk.

36

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
World Innovators (WAGTX) — Investor	22.23%	11.36%	7.03%
World Innovators (WIGTX) — Institutional	22.55%	11.46%	7.08%
MSCI ACWI IMI	18.73%	10.42%	4.18%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are Investor Class: 1.78% / Institutional Class — Gross: 3.69%, Net: 1.55%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Costco Wholesale Corp.	3.0%
Majestic Wine plc (United Kingdom)	2.5%
SodaStream International Ltd. (Israel)	2.5%
New York Times Co. (The)	2.4%
Computer Programs and Systems, Inc.	2.3%

Company	% of Net Assets
Nintendo Co. Ltd. (Japan)	2.2%
Gamma Communications plc (United Kingdom)	2.0%
PayPal Holdings, Inc.	2.0%
Comcast Corp., Class A	1.9%
DiaSorin S.p.A. (Italy)	1.6%

*	As of September 30, 2017, there were 130 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) IMI (Investable Market Index) is designed to measure the equity market performance of large, mid, and small cap securities across developed and emerging markets throughout the world. You cannot invest directly in this or any index.

37

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

Paul Gifford, CFA Lead Portfolio Manager	Erik Clapsaddle, CFA Associate Portfolio Manager	OVERVIEW For the 12 months ended September 30, 2017, the Wasatch-1st Source Income Fund returned 0.68%, while its benchmark, the Bloomberg Barclays US Intermediate Govern-

ment/Credit Index, returned 0.23%. The Federal Reserve (Fed) has increased the federal-funds target rate three times during the past 12 months. The entire yield curve moved higher over the year as long-term rates shifted up almost immediately following the U.S. presidential election in November.

DETAILS OF THE YEAR

Short-term interest rates gradually increased over the past 12 months on the back of Fed rate increases. Despite the parallel shift of interest rates during the aforementioned 12-month period through September 30, 2017, the yield curve had flattened for nine out of 10 quarters. On September 29, 2017, the three-month LIBOR, the global rate for lending, reached its highest level in U.S. dollar terms since January 2009. At their most-recent meeting, Fed officials seemed fairly convinced that they would increase the target rate one more time before December 31st.

Center stage this past year was the Fed’s internal conundrum — lack of inflation in the United States despite full employment, steady economic growth and fairly accommodative monetary policy. The lack of inflation has caused disagreement within the Fed as to the appropriate path for raising interest rates. Chair Janet Yellen believes that lower inflation readings are “transitory” and that the Fed needs to get ahead of the inflation that will likely occur in 2018. Contrarily, Lael Brainard, a voting member on the Fed’s monetary policy committee, in September 2017, said, “We should be cautious about tightening policy further until we are confident inflation is on track to achieve our target.” She went on to say that the Fed should feel comfortable allowing prices to rise above its 2% target inflation rate before raising interest rates.

The Federal Reserve’s favorite inflation gauge, the core Personal Consumption Expenditure (PCE) price index, showed a year-over-year change in August of 1.3%, which was well below the Fed’s base 2% target inflation rate and was the PCE’s smallest change since October 2015. The core PCE has not breached 2% since April 2012, though the core Consumer Price Index (CPI), which excludes volatile food and energy prices, did exceed 2% for 17-months between late 2015 and early 2017. The most recent reading of the core CPI showed a year-over-year change of 1.7%. The change in CPI (including food and energy prices) is what determines the principal value of U.S. Treasury Inflation-Protected

Securities (TIPS). The Fund has a small allocation to TIPS, as we believe there is some value relative to fixed-rate Treasurys.

The Fund’s effective duration declined over the past 12 months from 3.22 years on September 30, 2016 to 2.60 years on September 30, 2017. We reduced the Fund’s duration by adding corporate floating-rate senior unsecured debt, securities with an approximate duration of 0.05 to 0.25 years, and fix-to-floating rate securities that are currently floating or are within three-years of floating. These additions to the Fund increased its allocation to corporate credit. We markedly reduced our allocation to mortgage-backed securities over the past 12 months.

Asset-backed securities (ABS) continue to be an integral part of the Fund. By investing in ABS, we believe we can find value and increase yield while still maintaining or improving credit quality and owning securitized cash flows. Over the past year, the Fund’s ABS allocation increased from 9.2% to 15.7%.

OUTLOOK

The end of Janet Yellen’s term as Federal Reserve Chair on February 3, 2018 will likely be the most important factor in interest rate and monetary policy changes in 2018. In addition to questions as to whether Yellen will continue as Chair or be replaced, there will be multiple openings at the Fed, starting with replacing Stanley Fischer, who resigned his positions as Vice Chair and Regulatory Vice Chair — though President Donald Trump’s nomination to replace Fischer, will likely be appointed.

By February 3rd, President Trump will have the chance to fill five of the seven seats on the Board of Governors of the Federal Reserve System. We suspect Fed appointees will maintain the status quo — some may like less regulation, but most will likely continue to favor lower interest rates. And like the remaining Board members and voting members, we expect they will be mostly moderate on monetary policy. Expectation is one thing, but certainly a definitive outcome is another. Given the current administration, we would not be surprised if one or more outsiders are appointed to the Federal Reserve Board. Any significant surprise could cause both the fixed-income and equity markets to tremble.

We expect 2018 to be a year of tepid returns in the fixed-income markets, although they could be better than those in 2017. We expect returns for fixed-income securities to have the potential to continue improving in 2019 and beyond as interest rates slowly increase and the Fed gets closer to its terminal rate.

Thank you for entrusting us to manage your assets.

38

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Income	0.68%	1.13%	2.80%
Bloomberg Barclays US Intermediate Government/Credit Index	0.23%	1.61%	3.64%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.73%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 FIXED INCOME HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	8/15/19	2.7%
Hewlett Packard Enterprise Co., 3.600%	10/15/20	2.1%
Federal National Mortgage Assoc., Series AL4936, 3.000%	3/1/29	1.9%
Goldman Sachs Group, Inc. (The), MTN, 3.064%	10/28/27	1.8%
General Electric Co., MTN, 4.650%	10/17/21	1.8%

Holding	Maturity Date	% of Net Assets
World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%	1/17/23	1.7%
U.S. Treasury Note, 3.625%	2/15/20	1.6%
BP Capital Markets plc, 3.245%	5/6/22	1.6%
Wendys Funding LLC, Series 2015-1A, Class A2I, 3.371%	6/15/45	1.6%
Federal Home Loan Mortgage Corp., Series G18637, 3.500%	2/1/32	1.5%

*	As of September 30, 2017, there were 82 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH**

**	Excludes options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Bloomberg Barclays US Intermediate Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. You cannot invest directly in this or any index.

39

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

Although bond yields were volatile during the 12 months ended September 30, 2017, the period saw little net movement overall. The 30-year U.S. Treasury bond yield began the 12-month period at 2.31% and closed the period at 2.86% on September 30, 2017, an increase of just 0.55 of a percentage point. For the first nine months of 2017, it has fallen 0.21 of a percentage point. Since late 2015, when the Federal Reserve (Fed) began raising rates, the 30-year Treasury bond yield has declined slightly, albeit with large swings up and down over that time. The combined four Fed increases since December 2015 have brought the federal-funds rate into a range of 1.00% to 1.25%. With the 30-year bond yield declining, a flattening of the yield curve has resulted.

DETAILS OF THE YEAR

Over the 12-month period, the consumer sector continued to experience paltry income growth and a low and falling saving rate. In the past five years, real disposable personal income (DPI) growth has averaged a disappointing 2%. Real DPI has been flat over the last three months and has risen only 1.2% over the past year. On a per-capita basis over the past year, the growth rate was one-half of 1%, which is one-quarter of the historic growth rate.

In an effort to maintain their standard of living in the face of slowing income growth, consumers stepped up their borrowing and significantly reduced their savings. For the month of August, personal saving was $523 billion, or 3.6% of income. That is about three-fifths less than the 8.5% saving rate level that has existed since 1900. As recently as five years ago, the saving rate was 7.6%.

These constraints on consumer spending, as well as increasingly restrictive Fed policy, have served to push the prices of discretionary goods and services downward. Both the core Consumer Price Index (CPI) and Personal Consumption Expenditures (PCE) price index decelerated in the latest 12 months. In the latest six months, all items in the CPI except the essentials of food, shelter and housing fell at a 0.5% annual rate, the largest six-month decline since the beginning of this data in 1967.

For the past six and 12 months, the Wasatch-Hoisington U.S. Treasury Fund returned 5.48% and -8.86%, respectively, while the benchmark Bloomberg Barclays US Aggregate Bond Index returned 2.31% and 0.07%, respectively. The weak 12-month performance reflected a sharp rise in

Treasury bond yields immediately after the presidential election in early November. The Fund maintained its outperformance over the Index for the three-, five- and 10-year periods ended September 30, 2017.

OUTLOOK

With monetary restraint continuing to weigh on economic growth for the remainder of 2017 and 2018, inflation, which receded sharply this year (the PCE was up 1.2% year-to-date through September 30, 2017 and 1.4% year-over-year), will continue on a downward path. Coupled with extreme over-indebtedness, these are the dominant factors causing both cyclical and secular growth to weaken. Additionally, these negative impulses are presently being reinforced by the problems of poor demographics and productivity. Population growth in 2016 was the slowest since 1936–37 — roughly half of the post-war average. The fertility rate in 2016 was the lowest on record. These trends have contributed to the declining growth of household formation, which is now less than one-half the rate of increase that had been experienced since 1960. Productivity in the eight years of this expansion was the lowest for any eight-year period since the end of World War II.

These circumstances indicate that a Fed policy of quantitative tightening (QT) and an indicated December hike in the federal-funds rate will put upward pressure on short-term interest rates. At the same time, lower inflation and the resultant decline in inflationary expectations will place downward pressure on the yields of long-term Treasury bonds (maturities longer than 20 years), thus causing the yield curve to flatten further. Continuation of QT deep into 2018 would probably cause the yield curve to invert. Short-term interest rates are determined by the intersection of the demand and supply of credit that the Fed largely controls by shifting the monetary base and interest rates. Changes in long-term Treasury bond yields are primarily determined by inflationary expectations. Inflationary expectations will ratchet downward in this environment, pushing long-term Treasury bond yields lower.

Thank you for the opportunity to manage your assets.

40

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	-8.86%	2.58%	7.73%
Bloomberg Barclays US Aggregate Bond Index	0.07%	2.06%	4.27%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.69%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP U.S. TREASURY HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 2.250%	8/15/46	35.7%
U.S. Treasury Strip, principal only	8/15/45	21.5%
U.S. Treasury Bond, 2.500%	2/15/45	17.2%
U.S. Treasury Strip, principal only	5/15/44	10.4%
U.S. Treasury Strip, principal only	8/15/40	5.7%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 3.750%	11/15/43	4.6%
U.S. Treasury Bond, 3.125%	8/15/44	2.3%
U.S. Treasury Bond, 2.500%	5/15/46	2.1%

*	As of September 30, 2017, there were 8 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). You cannot invest directly in this or any index.

41

WASATCH FUNDS MANAGEMENT DISCUSSIONS

Definitions of Financial Terms

Abenomics refers to the economic policies advocated by Japanese Prime Minister Shinzo Abe after his December 2012 re-election to the post he last held in 2007. His aim was to revive the sluggish economy with “three arrows” — a massive fiscal stimulus, more aggressive monetary easing from the Bank of Japan, and structural reforms to boost Japan’s competitiveness.

Asset-backed securities are securities backed by loans, leases or receivables against assets other than real estate and mortgage-backed securities.

Beta is a measurement of a fund’s trailing return in relation to the overall market (or appropriate market index). A beta of 1 indicates the share price will typically move with the market. A beta of more than 1 indicates the share price will typically be more volatile than the market. A beta of less than 1 indicates the share price will typically be less volatile than the market.

Book value is the value of a security or asset as entered in a company’s books.

Brexit is an abbreviation for “British exit,” which refers to the June 23, 2016 referendum whereby British citizens voted to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average. Bull markets can happen as the result of an economic recovery, an economic boom, or investor psychology.

The Consumer Price Index (CPI), also called the cost-of-living index, is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food, and transportation. The CPI is published monthly. The headline CPI includes volatile food and energy prices, while the core CPI excludes food and energy.

A corporate bond is a debt security issued by a corporation for the purpose of raising money to expand its business. Floating rate notes (FRNs) are bonds that have a variable coupon, equal to a money market reference rate, like LIBOR or the federal-funds rate, plus a quoted spread (also known as a quoted margin). The spread is a rate that remains constant. A corporation can borrow money by issuing bonds or getting a bank loan. Both are different forms of debt.

Correlation, in the financial world, is a statistical measure of how asset classes, securities, markets, or countries move in relation to each other.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Earnings-per-share or EPS is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth rates help investors identify companies that are increasing or decreasing in profitability.

Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%.

An Exchange-Traded Fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on a securities exchange. ETFs experience price changes throughout the day as they are bought and sold.

The federal-funds rate is the interest rate at which private depository institutions (mostly banks) lend balances (federal funds) at the Federal Reserve to other depository institutions, usually overnight. It is the interest rate banks charge each other for loans.

The federal-funds target rate (also known as the fed-funds target rate) is set by a committee within the Federal Reserve System called the Federal Open Market Committee (FOMC). The FOMC usually meets every six weeks, and it is at these meetings that the FOMC votes on whether or not to make changes to the federal-funds target rate.

Fixed-to-floating securities (preferred shares and bonds) offer a steady yield for several years, then switch to a floating rate that keeps pace with market interest rates.

A floating exchange rate is a regime where a currency’s price is set by the foreign exchange market based on supply and demand compared with other currencies. In contrast, a fixed exchange rate is one that is predominantly determined by a country’s government. The currencies of most of the world’s major economies are allowed to float freely.

The global financial crisis, also known as the financial crisis of 2007-09 and 2008 financial crisis, is considered by many economists to have been the worst financial crisis since the Great Depression of the 1930s.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

LIBOR or ICE LIBOR stands for IntercontinentalExchange London Interbank Offered Rate. It is a benchmark interest rate that some of the world’s leading banks charge each other for short-term loans. LIBOR serves as the first step to calculating interest rates on various loans throughout the world.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages.

The Personal Consumption Expenditure (PCE) price index, also referred to as the PCE deflator, is a United States-wide indicator of the average increase in prices for all domestic personal consumption using a variety of data including U.S. Consumer Price Index and Producer Price Index prices. It is derived from personal consumption expenditures, the largest component of Gross Domestic Product in the National Income and Product Accounts of the Bureau of Economic Analysis (BEA). The less volatile measure of the PCE price index is the core PCE price index, which excludes the more volatile and seasonal food and energy prices.

The price-to-book ratio is used to compare a company’s book value to its current market price.

The price/earnings (P/E) multiple, also known as the P/E ratio, is the price of a stock divided by its earnings per share.

42

SEPTEMBER 30, 2017 (UNAUDITED)

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Quantitative tightening is the opposite of quantitative easing. It is the plan of Federal Reserve officials to reduce the Fed’s massive balance sheet by letting the bonds it has bought mature, receiving the cash and not buying new ones.

Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

“Risk-on” is when investors are seeking the potentially higher returns of riskier assets and put money back in the market willing to risk the money, thus risk on.

The terminal rate is the federal-funds rate at which the economy is in balance.

U.S. Treasury Inflation-Protected Securities, or TIPS, provide protection against inflation. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, you are paid the adjusted principal or original principal, whichever is greater.

Valuation is the process of determining the current worth of an asset or company.

The yield curve is a line on a graph that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares three-month, two-year, five-year and 30-year U.S. Treasury securities. This yield curve is used as a benchmark for other interest rates, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indexes. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Pertaining to the use of Russell information. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Wasatch Advisors, Inc. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Wasatch Advisors, Inc.’s presentation thereof.

43

WASATCH FUNDS

Operating Expenses (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended September 30, 2017.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended September 30, 2017. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Long/Short Fund —  Investor Class and the Income Fund have no contractual limitation on expenses.

44

SEPTEMBER 30, 2017 (UNAUDITED)

	Account Value		Expenses	Annualized
Fund/Class and Return	Beginning of Period April 1, 2017	End of Period September 30, 2017	Paid During Period*	Expense Ratio*
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,107.80	$6.39	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,108.60	$5.55	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Emerging India Fund — Investor Class
Actual	$1,000.00	$1,108.70	$9.09	1.72%
Hypothetical (5% before expenses)	$1,000.00	$1,016.44	$8.69	1.72%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$1,108.10	$7.93	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,017.55	$7.59	1.50%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$1,137.00	$8.09	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.50	$7.64	1.51%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$1,139.80	$6.49	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$1,163.40	$10.63	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.24	$9.90	1.96%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$1,167.30	$9.83	1.81%
Hypothetical (5% before expenses)	$1,000.00	$1,015.99	$9.15	1.81%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$1,100.00	$11.95	2.27%
Hypothetical (5% before expenses)	$1,000.00	$1,013.69	$11.46	2.27%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$1,099.60	$10.90	2.07%
Hypothetical (5% before expenses)	$1,000.00	$1,014.69	$10.45	2.07%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$1,136.00	$8.25	1.54%
Hypothetical (5% before expenses)	$1,000.00	$1,017.35	$7.79	1.54%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,139.40	$7.29	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.25	$6.88	1.36%
International Growth Fund — Investor Class
Actual	$1,000.00	$1,161.20	$7.80	1.44%
Hypothetical (5% before expenses)	$1,000.00	$1,017.85	$7.28	1.44%
International Growth Fund — Institutional Class
Actual	$1,000.00	$1,161.80	$7.32	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.30	$6.83	1.35%
International Opportunities Fund — Investor Class
Actual	$1,000.00	$1,108.60	$11.68	2.21%
Hypothetical (5% before expenses)	$1,000.00	$1,013.99	$11.16	2.21%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,111.10	$10.37	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.24	$9.90	1.96%
Large Cap Value Fund — Investor Class
Actual	$1,000.00	$1,046.40	$5.64	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Large Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,048.40	$4.88	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%

45

WASATCH FUNDS	SEPTEMBER 30, 2017 (UNAUDITED)

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2017	End of Period September 30, 2017
Long/Short Fund — Investor Class
Actual	$1,000.00	$967.70	$11.64	2.36%
Hypothetical (5% before expenses)	$1,000.00	$1,013.24	$11.91	2.36%
Long/Short Fund — Institutional Class
Actual	$1,000.00	$969.40	$10.71	2.17%
Hypothetical (5% before expenses)	$1,000.00	$1,014.19	$10.96	2.17%
Micro Cap Fund
Actual	$1,000.00	$1,185.90	$9.15	1.67%
Hypothetical (5% before expenses)	$1,000.00	$1,016.70	$8.44	1.67%
Micro Cap Value Fund
Actual	$1,000.00	$1,137.30	$9.59	1.79%
Hypothetical (5% before expenses)	$1,000.00	$1,016.09	$9.05	1.79%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$1,090.90	$6.39	1.22%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.17	1.22%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$1,091.80	$5.51	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,093.70	$6.35	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,094.70	$5.51	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Strategic Income Fund
Actual	$1,000.00	$1,057.50	$4.90	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Ultra Growth Fund
Actual	$1,000.00	$1,161.30	$6.99	1.29%
Hypothetical (5% before expenses)	$1,000.00	$1,018.60	$6.53	1.29%
World Innovators Fund — Investor Class
Actual	$1,000.00	$1,152.50	$9.87	1.83%
Hypothetical (5% before expenses)	$1,000.00	$1,015.89	$9.25	1.83%
World Innovators Fund — Institutional Class
Actual	$1,000.00	$1,154.00	$8.37	1.55%
Hypothetical (5% before expenses)	$1,000.00	$1,017.30	$7.84	1.55%
Income Fund
Actual	$1,000.00	$1,014.50	$3.84	0.76%
Hypothetical (5% before expenses)	$1,000.00	$1,021.26	$3.85	0.76%
U.S. Treasury Fund
Actual	$1,000.00	$1,054.80	$3.55	0.69%
Hypothetical (5% before expenses)	$1,000.00	$1,021.61	$3.50	0.69%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/365).

46

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.4%

	Airlines 2.7%
185,476	Allegiant Travel Co.	$24,427,189
570,425	Spirit Airlines, Inc.*	19,057,899

		43,485,088

	Application Software 7.0%
436,556	Guidewire Software, Inc.*	33,990,250
215,318	Tyler Technologies, Inc.*	37,534,234
144,176	Ultimate Software Group, Inc. (The)*	27,335,769
414,724	Zendesk, Inc.*	12,072,616

		110,932,869

	Asset Management & Custody Banks 2.0%
365,191	Hamilton Lane, Inc., Class A	9,805,378
368,969	SEI Investments Co.	22,529,247

		32,334,625

	Automotive Retail 2.3%
651,578	Monro, Inc.	36,520,947

	Biotechnology 3.7%
1,908,420	Abcam plc (United Kingdom)	26,084,273
1,006,772	Sangamo Therapeutics Inc.*	15,101,580
311,800	Seattle Genetics, Inc.*	16,965,038

		58,150,891

	Building Products 2.6%
452,234	Trex Co., Inc.*	40,732,716

	Consumer Finance 2.0%
112,207	Credit Acceptance Corp.*	31,437,035

	Data Processing & Outsourced Services 2.3%
390,466	Euronet Worldwide, Inc.*	37,012,272

	Distributors 1.1%
163,176	Pool Corp.	17,650,748

	Diversified Banks 2.1%
7,321,641	City Union Bank Ltd. (India)	18,382,565
2,917,620	Yes Bank Ltd. (India)	15,602,031

		33,984,596

	Diversified Support Services 5.2%
1,452,924	Copart, Inc.*	49,936,998
606,047	Healthcare Services Group, Inc.	32,708,356

		82,645,354

	Environmental & Facilities Services 1.9%
429,742	Waste Connections, Inc.	30,064,750

	General Merchandise Stores 1.7%
581,194	Ollie’s Bargain Outlet Holdings, Inc.*	26,967,402

	Health Care Equipment 0.9%
153,145	Cantel Medical Corp.	14,421,665

	Health Care Facilities 2.1%
1,489,903	Ensign Group, Inc. (The)	33,656,909

	Health Care REITs 1.6%
1,301,097	CareTrust REIT, Inc.	24,772,887

	Health Care Supplies 0.1%
23,248	Neogen Corp.*	1,800,790

	Homebuilding 1.4%
333,585	Installed Building Products, Inc.*	21,616,308

Shares		Value

	Industrial Machinery 6.1%
334,551	Altra Industrial Motion Corp.	$16,091,903
493,598	Barnes Group, Inc.	34,769,043
284,169	RBC Bearings, Inc.*	35,563,751
204,450	Sun Hydraulics Corp.	11,040,300

		97,464,997

	Internet & Direct Marketing Retail 2.2%
508,640	MakeMyTrip Ltd.* (India)	14,623,400
294,885	Wayfair, Inc., Class A*	19,875,249

		34,498,649

	Internet Software & Services 3.8%
397,730	Cimpress N.V.*	38,842,312
429,592	Envestnet, Inc.*	21,909,192

		60,751,504

	IT Consulting & Other Services 4.3%
319,418	EPAM Systems, Inc.*	28,086,425
444,522	InterXion Holding N.V.* (Netherlands)	22,639,505
377,986	Luxoft Holding, Inc.* (Switzerland)	18,067,731

		68,793,661

	Leisure Facilities 1.8%
1,086,506	Planet Fitness, Inc., Class A	29,313,932

	Life Sciences Tools & Services 3.2%
452,985	ICON plc* (Ireland)	51,585,932

	Managed Health Care 1.4%
439,385	HealthEquity, Inc.*	22,224,093

	Personal Products 1.1%
283,139	Nu Skin Enterprises, Inc., Class A	17,407,386

	Real Estate Services 1.6%
660,390	HFF, Inc., Class A	26,125,028

	Regional Banks 12.1%
602,244	Eagle Bancorp, Inc.*	40,380,460
340,636	Independent Bank Corp.	25,428,477
727,101	Metro Bank plc* (United Kingdom)	32,931,843
305,049	South State Corp.	27,469,663
436,026	Texas Capital Bancshares, Inc.*	37,411,031
564,573	Webster Financial Corp.	29,668,311

		193,289,785

	Restaurants 0.8%
681,753	Fiesta Restaurant Group, Inc.*	12,953,307

	Semiconductors 3.2%
396,940	Cavium, Inc.*	26,174,223
237,314	Monolithic Power Systems, Inc.	25,285,807

		51,460,030

	Specialty Chemicals 2.4%
461,056	Balchem Corp.	37,479,242

	Specialty Stores 1.4%
406,157	Five Below, Inc.*	22,289,896

	Systems Software 2.5%
642,523	Fortinet, Inc.*	23,028,024
188,794	Proofpoint, Inc.*	16,466,613

		39,494,637

	Trading Companies & Distributors 2.2%
605,434	WESCO International, Inc.*	35,266,531

47

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Shares		Value

	Trucking 4.6%
778,810	Knight-Swift Transportation Holdings, Inc.*	$32,359,556
375,268	Old Dominion Freight Line, Inc.	41,320,759

		73,680,315

	Total Common Stocks (cost $967,086,219)	1,552,266,777

	PREFERRED STOCKS 0.2%

	Systems Software 0.2%
209,500	DocuSign, Inc., Series F Pfd.* *** †	4,024,495

	Total Preferred Stocks (cost $4,000,004)	4,024,495

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.9%

	Repurchase Agreement 1.9%
$30,607,602	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $30,750,000 of United States Treasury Notes 2.250% due 11/15/24; value: $31,220,906; repurchase proceeds: $30,607,908 (cost $30,607,602)	$30,607,602

	Total Short-Term Investments (cost $30,607,602)	30,607,602

	Total Investments (cost $1,001,693,825) 99.5%	1,586,898,874

	Other Assets less Liabilities 0.5%	7,348,717

	NET ASSETS 100.0%	$1,594,247,591

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2017, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	3.1
Ireland	3.3
Netherlands	1.5
Switzerland	1.2
United Kingdom	3.8
United States	87.1

TOTAL	100.0%

48

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.5%

	Apparel, Accessories & Luxury Goods 1.9%
15,776	Page Industries Ltd. (India)	$4,468,096

	Auto Parts & Equipment 4.5%
4,993	Bosch Ltd. (India)	1,567,001
462,509	Endurance Technologies Ltd. (India)	7,045,261
20,185	WABCO India Ltd. (India)	1,854,103

		10,466,365

	Building Products 4.1%
484,837	Kajaria Ceramics Ltd. (India)	5,265,514
332,780	Somany Ceramics Ltd. (India)	4,335,514

		9,601,028

	Commodity Chemicals 4.9%
1,377,194	Berger Paints India Ltd. (India)	5,165,532
524,752	Gulf Oil Lubricants India Ltd. (India)	6,185,839

		11,351,371

	Consumer Finance 10.4%
955,558	AU Small Finance Bank Ltd.* (India)	8,294,571
467,386	Bajaj Finance Ltd. (India)	13,137,897
275,056	Repco Home Finance Ltd. (India)	2,652,867

		24,085,335

	Department Stores 2.9%
304,497	V-Mart Retail Ltd. (India)	6,712,732

	Diversified Banks 7.4%
120,231	HDFC Bank Ltd. ADR (India)	11,586,661
138,349	IndusInd Bank Ltd. (India)	3,548,741
125,025	Kotak Mahindra Bank Ltd. (India)	1,916,144

		17,051,546

	Diversified Chemicals 1.8%
346,066	Pidilite Industries Ltd. (India)	4,214,832

	Electrical Components & Equipment 1.5%
316,646	Amara Raja Batteries Ltd. (India)	3,434,775

	Fertilizers & Agricultural Chemicals 1.9%
16,155	Bayer CropScience Ltd. (India)	964,551
291,385	UPL Ltd. (India)	3,471,015

		4,435,566

	Financial Exchanges & Data 1.4%
116,122	CRISIL Ltd. (India)	3,235,310

	Food Retail 4.7%
655,442	Avenue Supermarts Ltd.* (India)	10,897,275

	Health Care Services 2.5%
466,591	Dr. Lal PathLabs Ltd. (India)	5,679,167

	Hotels, Resorts & Cruise Lines 1.9%
1,671,385	Byke Hospitality Ltd. (The) (India)	4,415,148

	Housewares & Specialties 1.6%
487,269	LA Opala RG Ltd. (India)	3,670,183

	Human Resource & Employment Services 3.0%
548,447	Quess Corp. Ltd.* (India)	7,027,712

	Industrial Machinery 2.1%
51,833	AIA Engineering Ltd. (India)	1,055,387
569,687	Elgi Equipments Ltd. (India)	1,866,396
93,174	Vesuvius India Ltd. (India)	1,896,074

		4,817,857

Shares		Value

	Internet & Direct Marketing Retail 3.7%
297,873	MakeMyTrip Ltd.* (India)	$8,563,849

	Life & Health Insurance 2.9%
642,669	ICICI Prudential Life Insurance Co. Ltd. (India)	3,823,349
308,210	Max Financial Services Ltd.* (India)	2,788,612

		6,611,961

	Life Sciences Tools & Services 3.4%
593,786	Divi’s Laboratories Ltd. (India)	7,841,848

	Office Services & Supplies 1.6%
16,805	3M India Ltd.* (India)	3,704,728

	Packaged Foods & Meats 3.4%
52,930	Britannia Industries Ltd. (India)	3,520,834
345,540	Manpasand Beverages Ltd. (India)	2,499,504
968,967	Prabhat Dairy Ltd. (India)	1,878,004

		7,898,342

	Personal Products 5.2%
171,985	Colgate-Palmolive India Ltd. (India)	2,778,169
326,592	Cupid Ltd. (India)	1,371,716
405,357	Dabur India Ltd. (India)	1,894,293
234,225	Godrej Consumer Products Ltd. (India)	3,286,393
21,109	Procter & Gamble Hygiene & Health Care Ltd. (India)	2,751,732

		12,082,303

	Pharmaceuticals 2.7%
142,978	Amrutanjan Health Care Ltd. (India)	1,287,065
406,949	Natco Pharma Ltd. (India)	4,903,075

		6,190,140

	Property & Casualty Insurance 1.0%
151,294	ICICI Lombard General Insurance Co. Ltd.* *** † (India)	1,521,247
73,677	ICICI Lombard General Insurance Co. Ltd.* (India)	768,127

		2,289,374

	Soft Drinks 2.1%
628,668	Varun Beverages Ltd. (India)	4,910,867

	Specialty Chemicals 3.2%
312,472	Asian Paints Ltd. (India)	5,410,616
540,619	SH Kelkar & Co. Ltd. (India)	2,071,187

		7,481,803

	Textiles 1.5%
3,303,763	Welspun India Ltd. (India)	3,436,784

	Thrifts & Mortgage Finance 10.3%
320,256	GRUH Finance Ltd. (India)	2,387,702
422,889	Housing Development Finance Corp. Ltd. (India)	11,201,832
207,160	Indiabulls Housing Finance Ltd. (India)	3,793,070
295,733	PNB Housing Finance Ltd. (India)	6,592,872

		23,975,476

	Total Common Stocks (cost $178,037,715)	230,551,773

49

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$3,284,123	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $3,300,000 of United States Treasury Notes 2.250% due 11/15/24; value: $3,350,536; repurchase proceeds: $3,284,156 (cost $3,284,123)	$3,284,123

	Total Short-Term Investments (cost $3,284,123)	3,284,123

	Total Investments (cost $181,321,838) 100.9%	233,835,896

	Liabilities less Other Assets (0.9%)	(2,147,397)

	NET ASSETS 100.0%	$231,688,499

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2017, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	100.0

TOTAL	100.0%

50

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.2%

	Airport Services 4.4%
108,569	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	$1,111,923
44,506	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	848,816

		1,960,739

	Biotechnology 4.4%
4,498	Medytox, Inc. (Korea)	1,941,992

	Cable & Satellite 3.8%
7,757	Naspers Ltd., Class N (South Africa)	1,673,008

	Commercial Printing 0.0%
2,683	Novus Holdings Ltd. (South Africa)	1,294

	Commodity Chemicals 1.9%
225,646	Berger Paints India Ltd. (India)	846,345

	Consumer Finance 5.9%
93,236	Bajaj Finance Ltd. (India)	2,620,799

	Diversified Banks 8.4%
50,817	HDFC Bank Ltd. (India)	1,400,385
194,576	Kasikornbank Public Co. Ltd. (Thailand)	1,248,554
690,889	PT Bank Central Asia Tbk (Indonesia)	1,041,283

		3,690,222

	Drug Retail 4.4%
81,558	Raia Drogasil S.A. (Brazil)	1,931,342

	Fertilizers & Agricultural Chemicals 1.8%
65,970	UPL Ltd. (India)	785,843

	Food Retail 3.4%
21,067	BGF Retail Co. Ltd. (Korea)	1,526,661

	Health Care Facilities 5.5%
725,737	Bangkok Dusit Medical Services Public Co. Ltd., Class F (Thailand)	446,105
53,268	NMC Health plc (United Arab Emirates)	1,963,639

		2,409,744

	Highways & Railtracks 1.3%
55,237	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	583,189

	Home Furnishings 2.2%
97,000	Nien Made Enterprise Co. Ltd. (Taiwan)	994,823

	Industrial Machinery 1.6%
105,135	Weg S.A. (Brazil)	710,383

	Internet & Direct Marketing Retail 7.9%
38,708	Ctrip.com International Ltd., ADR* (China)	2,041,460
49,653	MakeMyTrip Ltd.* (India)	1,427,524

		3,468,984

	Internet Software & Services 16.8%
15,042	Alibaba Group Holding Ltd., ADR* (China)	2,597,904
9,954	MercadoLibre, Inc. (Brazil)	2,577,389
51,825	Tencent Holdings Ltd. (China)	2,230,473

		7,405,766

	Life & Health Insurance 4.3%
76,914	Discovery Ltd. (South Africa)	799,093
182,568	ICICI Prudential Life Insurance Co. Ltd. (India)	1,086,129

		1,885,222

Shares		Value

	Marine Ports & Services 1.9%
404,100	International Container Terminal Services, Inc. (Philippines)	$827,299

	Packaged Foods & Meats 4.8%
12,233	Britannia Industries Ltd. (India)	813,723
29,600	M Dias Branco S.A. (Brazil)	464,493
369,651	Vitasoy International Holdings Ltd. (China)	823,382

		2,101,598

	Personal Products 2.9%
39,921	Godrej Consumer Products Ltd. (India)	560,129
908	LG Household & Health Care Ltd. (Korea)	742,033

		1,302,162

	Regional Banks 2.3%
170,103	Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	1,015,387

	Restaurants 1.8%
215,370	Alsea S.A.B. de C.V. (Mexico)	794,539

	Specialty Chemicals 2.4%
60,148	Asian Paints Ltd. (India)	1,041,494

	Textiles 1.1%
471,810	Welspun India Ltd. (India)	490,807

	Thrifts & Mortgage Finance 3.0%
60,026	PNB Housing Finance Ltd. (India)	1,338,179

	Total Common Stocks (cost $32,877,142)	43,347,821

	PREFERRED STOCKS 2.3%

	Diversified Banks 2.3%
88,613	Banco Davivienda S.A., 2.86% (Colombia)	1,003,628

	Total Preferred Stocks (cost $824,234)	1,003,628

	Total Investments (cost $33,701,376) 100.5%	44,351,449

	Liabilities less Other Assets (0.5%)	(209,814)

	NET ASSETS 100.0%	$44,141,635

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

51

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

At September 30, 2017, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Brazil	12.8
China	17.3
Colombia	2.3
India	28.0
Indonesia	2.4
Korea	9.5
Mexico	9.8
Philippines	1.9
South Africa	5.6
Taiwan	2.2
Thailand	3.8
United Arab Emirates	4.4

TOTAL	100.0%

52

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.4%

	Air Freight & Logistics 0.9%
4,059,900	Aramex PJSC (United Arab Emirates)	$5,505,174

	Airport Services 2.5%
1,832,412	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	10,136,126
318,747	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	6,079,123

		16,215,249

	Application Software 0.5%
553,000	Linx S.A. (Brazil)	3,415,272

	Asset Management & Custody Banks 0.6%
1,831,330	Peregrine Holdings Ltd. (South Africa)	3,961,936

	Auto Parts & Equipment 2.9%
327,894	Cub Elecparts, Inc. (Taiwan)	3,854,841
672,615	Hu Lane Associate, Inc. (Taiwan)	3,770,761
2,113,768	Minth Group Ltd. (China)	11,067,273

		18,692,875

	Automobile Manufacturers 0.7%
297,465	Indus Motor Co. Ltd. (Pakistan)	4,821,544

	Automotive Retail 3.7%
11,639,124	China Yongda Automobiles Services Holdings Ltd. (China)	15,644,785
3,646,735	Zhongsheng Group Holdings Ltd. (China)	7,898,863

		23,543,648

	Biotechnology 2.9%
50,919	China Biologic Products Holdings, Inc.* (China)	4,698,296
32,508	Medytox, Inc. (Korea)	14,035,191

		18,733,487

	Building Products 1.7%
1,032,420	Kajaria Ceramics Ltd. (India)	11,212,473

	Commodity Chemicals 1.1%
1,819,448	Berger Paints India Ltd. (India)	6,824,323

	Communications Equipment 0.5%
212,237	Advanced Ceramic X Corp. (Taiwan)	2,953,569

	Consumer Finance 8.7%
591,675	AU Small Finance Bank Ltd.* (India)	5,135,942
298,908	Bajaj Finance Ltd. (India)	8,402,097
1,617,161	Credito Real S.A.B. de C.V. SOFOM ER (Mexico)	2,742,336
111,121	KRUK S.A. (Poland)	8,936,272
4,667,275	Muangthai Leasing Public Co. Ltd. (Thailand)	4,933,177
396,449	Repco Home Finance Ltd. (India)	3,823,681
6,155,249	Srisawad Corp. Public Co. Ltd. (Thailand)	11,073,911
3,345,494	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	11,215,948

		56,263,364

	Data Processing & Outsourced Services 0.5%
6,061,727	My EG Services Berhad (Malaysia)	2,942,934

	Department Stores 0.9%
495,946	Poya International Co. Ltd. (Taiwan)	5,920,474

	Diversified Banks 3.2%
1,151,467	Moneta Money Bank AS (Czech Republic)	4,054,231
1,525,814	Security Bank Corp. (Philippines)	7,304,756
546,819	TCS Group Holding plc GDR (Russia)	8,995,172

		20,354,159

Shares		Value

	Diversified Chemicals 1.0%
508,408	Pidilite Industries Ltd. (India)	$6,192,039

	Drug Retail 4.4%
1,306,802	Clicks Group Ltd. (South Africa)	15,253,544
549,807	Raia Drogasil S.A. (Brazil)	13,019,758

		28,273,302

	Electrical Components & Equipment 3.4%
363,924	Amara Raja Batteries Ltd. (India)	3,947,617
713,580	Bizlink Holding, Inc. (Taiwan)	6,518,324
647,021	Voltronic Power Technology Corp. (Taiwan)	11,607,289

		22,073,230

	Electronic Components 4.1%
72,340	Chunghwa Precision Test Tech Co. Ltd. (Taiwan)	2,850,755
1,083,851	Sunny Optical Technology Group Co. Ltd. (China)	17,232,615
23,765,232	Tongda Group Holdings Ltd. (China)	6,358,407

		26,441,777

	Electronic Equipment & Instruments 2.1%
1,968,676	Chroma ATE, Inc. (Taiwan)	6,946,588
185,016	SFA Engineering Corp. (Korea)	6,679,540

		13,626,128

	Fertilizers & Agricultural Chemicals 1.4%
66,187	Bayer CropScience Ltd. (India)	3,951,765
439,447	UPL Ltd. (India)	5,234,748

		9,186,513

	Food Retail 1.1%
95,231	BGF Retail Co. Ltd. (Korea)	6,901,098

	Footwear 1.0%
86,909	CCC S.A. (Poland)	6,573,550

	General Merchandise Stores 3.1%
847,032	Magazine Luiza S.A. (Brazil)	19,846,943

	Health Care Equipment 1.1%
177,258	DIO Corp.* (Korea)	4,697,062
89,506	Value Added Technologies Co. Ltd. (Korea)	2,133,421

		6,830,483

	Health Care Facilities 1.8%
316,886	NMC Health plc (United Arab Emirates)	11,681,490

	Health Care Services 0.4%
215,205	Dr. Lal PathLabs Ltd. (India)	2,619,393

	Health Care Supplies 0.3%
4,262,899	Yestar Healthcare Holdings Co. Ltd. (China)	1,882,713

	Highways & Railtracks 2.5%
2,553,850	EcoRodovias Infraestrutura e Logistica S.A. (Brazil)	9,200,521
9,084,875	Yuexiu Transport Infrastructure Ltd. (China)	6,826,798

		16,027,319

	Home Furnishings 3.2%
34,653	Hanssem Co. Ltd. (Korea)	4,583,690
12,293,522	Man Wah Holdings Ltd. (China)	11,016,265
502,878	Nien Made Enterprise Co. Ltd. (Taiwan)	5,157,468

		20,757,423

53

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)

Schedule of Investments (continued)

Shares		Value

	Hotels, Resorts & Cruise Lines 2.4%
53,756	China Lodging Group Ltd., ADR* (China)	$6,387,288
7,594,791	Minor International Public Co. Ltd. (Thailand)	9,279,992

		15,667,280

	Human Resource & Employment Services 2.6%
276,732	51job, Inc. ADR* (China)	16,772,726

	Industrial Conglomerates 0.7%
7,460,260	KAP Industrial Holdings Ltd. (South Africa)	4,667,226

	Industrial Machinery 1.5%
724,583	Airtac International Group (Taiwan)	9,987,986

	Insurance Brokers 0.4%
497,348	Wiz Solucoes e Corretagem de Seguros S.A. (Brazil)	2,700,973

	Internet & Direct Marketing Retail 0.8%
185,337	MakeMyTrip Ltd.* (India)	5,328,439

	Life & Health Insurance 0.6%
416,054	Max Financial Services Ltd.* (India)	3,764,359

	Marine 0.4%
2,734,597	SITC International Holdings Co. Ltd. (Hong Kong)	2,478,487

	Marine Ports & Services 1.2%
3,685,175	International Container Terminal Services, Inc. (Philippines)	7,544,527

	Movies & Entertainment 1.2%
99,700	Loen Entertainment, Inc. (Korea)	7,607,963

	Office Services & Supplies 1.1%
31,519	3M India Ltd.* (India)	6,948,487

	Oil & Gas Exploration & Production 0.6%
337,340	Parex Resources, Inc.* (Colombia)	4,068,898

	Other Diversified Financial Services 0.4%
138,625	PSG Group Ltd. (South Africa)	2,397,082

	Packaged Foods & Meats 4.8%
106,442	Britannia Industries Ltd. (India)	7,080,381
584,740	Manpasand Beverages Ltd. (India)	4,229,786
1,234,149	Ulker Biskuvi Sanayi A.S. (Turkey)	6,702,531
4,429,243	Vitasoy International Holdings Ltd. (China)	9,865,947
2,965,470	Zhou Hei Ya International Holdings Co. Ltd. (China)	2,869,957

		30,748,602

	Pharmaceuticals 1.7%
13,017,213	China Animal Healthcare Ltd.* *** (China)	16,664
10,931	Hanmi Pharm Co. Ltd.* (Korea)	4,337,661
533,024	Natco Pharma Ltd. (India)	6,422,074

		10,776,399

	Real Estate Operating Companies 0.8%
1,767,055	Parque Arauco S.A. (Chile)	4,886,630

Shares		Value

	Regional Banks 1.6%
666,928	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	$3,971,902
28,484,160	PT Bank Tabungan Negara Tbk (Indonesia)	6,661,601

		10,633,503

	Research & Consulting Services 0.0%
1	Sporton International, Inc. (Taiwan)	5

	Restaurants 2.2%
1,695,008	Alsea S.A.B. de C.V. (Mexico)	6,253,192
745,984	Gourmet Master Co. Ltd. (Taiwan)	7,933,645

		14,186,837

	Semiconductor Equipment 1.4%
149,266	Koh Young Technology, Inc. (Korea)	8,731,673

	Semiconductors 5.1%
579,645	ASPEED Technology, Inc. (Taiwan)	13,399,655
276,982	eMemory Technology, Inc. (Taiwan)	3,548,592
521,352	Silergy Corp. (Taiwan)	11,948,940
581,760	Win Semiconductors Corp. (Taiwan)	3,721,852

		32,619,039

	Specialty Chemicals 2.2%
21,276,024	D&L Industries, Inc. (Philippines)	4,230,117
128,961	Frutarom Industries Ltd. (Israel)	9,919,697

		14,149,814

	Technology Hardware, Storage & Peripherals 1.7%
776,158	Ennoconn Corp. (Taiwan)	11,134,043

	Thrifts & Mortgage Finance 0.8%
246,667	PNB Housing Finance Ltd. (India)	5,499,028

	Total Common Stocks (cost $430,563,512)	633,573,888

	PREFERRED STOCKS 1.3%

	Personal Products 1.3%
11,718	Amorepacific Corp., 1.02% (Korea)	1,596,026
13,024	LG Household & Health Care Ltd., 1.26% (Korea)	6,799,975

		8,396,001

	Total Preferred Stocks (cost $7,842,127)	8,396,001

	WARRANTS 0.1%

	Consumer Finance 0.1%
475,530	Srisawad Corp. Public Co. Ltd., expiring 05/29/20* (Thailand)	169,680

	Total Warrants (cost $0)	169,680

54

SEPTEMBER 30, 2017

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.0%

	Repurchase Agreement 0.0%
$114,452	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $120,000 of United States Treasury Notes 2.250% due 2/15/27; value: $119,792; repurchase proceeds: $114,454 (cost $114,452)	$114,452

	Total Short-Term Investments (cost $114,452)	114,452

	Total Investments (cost $438,520,091) 99.8%§	642,254,021

	Other Assets less Liabilities 0.2%	1,471,871

	NET ASSETS 100.0%	$643,725,892

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.54%.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2017, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Brazil	7.5
Chile	0.8
China	18.5
Colombia	0.6
Czech Republic	0.6
Hong Kong	0.4
India	15.0
Indonesia	1.0
Israel	1.5
Korea	10.6
Malaysia	0.5
Mexico	6.3
Pakistan	0.8
Philippines	3.0
Poland	2.4
Russia	1.4
South Africa	4.1
Taiwan	17.3
Thailand	4.0
Turkey	1.0
United Arab Emirates	2.7

TOTAL	100.0%

55

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 94.0%

	Aerospace & Defense 1.3%
354,038	Aselsan Elektronik Sanayi Ve Ticaret A.S. (Turkey)	$2,613,340

	Air Freight & Logistics 4.2%
6,065,527	Aramex PJSC (United Arab Emirates)	8,224,779

	Apparel, Accessories & Luxury Goods 0.9%
340,000	Phu Nhuan Jewelry JSC (Vietnam)	1,702,506

	Automobile Manufacturers 3.0%
531,618	Honda Atlas Cars Pakistan Ltd. (Pakistan)	2,721,783
198,970	Indus Motor Co. Ltd. (Pakistan)	3,225,061

		5,946,844

	Cable & Satellite 3.2%
29,713	Naspers Ltd., Class N (South Africa)	6,408,417

	Commercial Printing 0.0%
10,277	Novus Holdings Ltd. (South Africa)	4,957

	Commodity Chemicals 1.2%
91,365	Berger Paints Bangladesh Ltd. (Bangladesh)	2,338,409

	Construction Materials 2.2%
1,127,500	DG Khan Cement Co. Ltd. (Pakistan)	1,571,385
507,092	Lucky Cement Ltd. (Pakistan)	2,718,927

		4,290,312

	Consumer Finance 3.5%
2,245,200	Srisawad Corp. Public Co. Ltd. (Thailand)	4,039,340
884,500	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	2,965,334

		7,004,674

	Diversified Banks 19.0%
3,239,524	Banca Transilvania S.A. (Romania)	1,850,823
30,559	Banco Macro S.A., ADR (Argentina)	3,586,099
446,190	Bank for Foreign Trade of Vietnam JSC (Vietnam)	738,202
1,929,879	CIMB Group Holdings Berhad (Malaysia)	2,879,393
658,651	Commercial International Bank S.A.E (Egypt)	3,043,229
32,472	Credicorp Ltd. (Peru)	6,657,410
80,473	Grupo Financiero Galicia S.A., ADR (Argentina)	4,147,578
206,025	Grupo Supervielle S.A., ADR (Argentina)	5,086,757
2,137,182	National Bank of Kuwait SAK (Kuwait)	5,387,199
155,482	TBC Bank Group plc (Georgia)	3,458,540
387,794	United Bank Ltd. (Pakistan)	691,865

		37,527,095

	Diversified Real Estate Activities 5.0%
9,340,826	Ayala Land, Inc. (Philippines)	7,998,621
824,787	Consultatio S.A. (Argentina)	1,858,165

		9,856,786

	Electric Utilities 3.2%
97,708	Pampa Energia S.A., ADR* (Argentina)	6,360,791

	Food Retail 5.7%
129,432	BIM Birlesik Magazalar A.S. (Turkey)	2,697,295
2,559,716	Philippine Seven Corp. (Philippines)	8,566,063

		11,263,358

Shares		Value

	Health Care Facilities 5.2%
281,273	NMC Health plc (United Arab Emirates)	$10,368,674

	Industrial Conglomerates 1.6%
187,205	SM Investments Corp. (Philippines)	3,254,009

	Internet Software & Services 4.1%
31,273	MercadoLibre, Inc. (Brazil)	8,097,518

	Marine Ports & Services 0.3%
29,225	DP World Ltd. (United Arab Emirates)	656,393

	Multi-Sector Holdings 2.7%
278,030	Ayala Corp. (Philippines)	5,308,893

	Oil & Gas Storage & Transportation 4.6%
450,422	Transportadora de Gas del Sur S.A., ADR* (Argentina)	9,148,071

	Packaged Foods & Meats 6.2%
1,691,959	Century Pacific Food, Inc. (Philippines)	562,881
1,038,503	Olympic Industries Ltd. (Bangladesh)	3,452,086
1,247,805	Vietnam Dairy Products JSC (Vietnam)	8,191,869

		12,206,836

	Pharmaceuticals 6.6%
273,310	Abbott Laboratories Pakistan Ltd. (Pakistan)	2,049,015
1,576,262	Beximco Pharmaceuticals Ltd. (Bangladesh)	2,057,497
651,499	DHG Pharmaceutical JSC (Vietnam)	3,053,028
539,700	Searle Company Ltd. (The) (Pakistan)	2,068,760
1,027,785	Square Pharmaceuticals Ltd. (Bangladesh)	3,831,803

		13,060,103

	Real Estate Operating Companies 1.1%
3,209,109	SM Prime Holdings, Inc. (Philippines)	2,176,277

	Restaurants 1.9%
37,684	AmRest Holdings SE* (Poland)	3,748,778

	Technology Distributors 3.0%
2,777,400	FPT Corp. (Vietnam)	5,957,726

	Wireless Telecommunication Services 4.3%
475,885	GrameenPhone Ltd. (Bangladesh)	2,406,145
24,842,338	Safaricom Ltd. (Kenya)	6,020,925

		8,427,070

	Total Common Stocks (cost $133,612,402)	185,952,616

	PREFERRED STOCKS 3.6%

	Diversified Banks 3.6%
622,344	Banco Davivienda S.A., 2.86% (Colombia)	7,048,647

	Total Preferred Stocks (cost $6,268,387)	7,048,647

56

SEPTEMBER 30, 2017

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.3%

	Repurchase Agreement 1.3%
$2,545,919	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $2,625,000 of United States Treasury Notes 2.000% due 2/15/25; value: $2,600,640; Repurchase proceeds: $2,545,944 (cost $2,545,919)	$2,545,919

	Total Short-Term Investments (cost $2,545,919)	2,545,919

	Total Investments (cost $142,426,708) 98.9%§	195,547,182

	Other Assets less Liabilities 1.1%	2,217,051

	NET ASSETS 100.0%	$197,764,233

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 2.96%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2017, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	15.6
Bangladesh	7.3
Brazil	4.2
Colombia	3.7
Egypt	1.6
Georgia	1.8
Kenya	3.1
Kuwait	2.8
Malaysia	1.5
Mexico	1.5
Pakistan	7.8
Peru	3.4
Philippines	14.4
Poland	1.9
Romania	1.0
South Africa	3.3
Thailand	2.1
Turkey	2.8
United Arab Emirates	10.0
Vietnam	10.2

TOTAL	100.0%

57

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.1%

	Airlines 2.0%
9,983	Allegiant Travel Co.	$1,314,761
21,275	Spirit Airlines, Inc.*	710,798

		2,025,559

	Apparel, Accessories & Luxury Goods 1.0%
29,892	Ted Baker plc (United Kingdom)	1,061,464

	Application Software 8.4%
15,655	AVEVA Group plc (United Kingdom)	510,807
55,866	Callidus Software, Inc.*	1,377,097
23,050	Globant S.A.* (Argentina)	923,614
21,942	HubSpot, Inc.*	1,844,225
5,915	Tyler Technologies, Inc.*	1,031,103
9,492	Ultimate Software Group, Inc. (The)*	1,799,683
41,520	Zendesk, Inc.*	1,208,647

		8,695,176

	Automotive Retail 1.2%
22,526	Monro, Inc.	1,262,582

	Biotechnology 7.5%
69,937	Abcam plc (United Kingdom)	955,898
28,921	Exact Sciences Corp.*	1,362,758
6,985	Medytox, Inc. (Korea)	3,015,744
83,126	Sangamo Therapeutics Inc.*	1,246,890
20,561	Seattle Genetics, Inc.*	1,118,724

		7,700,014

	Building Products 4.7%
159,589	Somany Ceramics Ltd. (India)	2,079,152
31,121	Trex Co., Inc.*	2,803,069

		4,882,221

	Consumer Finance 5.4%
39,021	Bajaj Finance Ltd. (India)	1,096,854
4,453	Credit Acceptance Corp.*	1,247,597
784,083	Srisawad Corp. Public Co. Ltd. (Thailand)	1,410,644
524,800	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	1,759,420

		5,514,515

	Data Processing & Outsourced Services 0.5%
7,700	GMO Payment Gateway, Inc. (Japan)	481,742

	Diversified Chemicals 1.0%
85,230	Pidilite Industries Ltd. (India)	1,038,039

	Diversified Real Estate Activities 1.0%
50,234	Patrizia Immobilien AG* (Germany)	1,046,721

	Diversified Support Services 2.0%
60,851	Copart, Inc.*	2,091,449

	Drug Retail 1.1%
6,290	Ain Holdings, Inc. (Japan)	433,774
3,070	Cosmos Pharmaceutical Corp. (Japan)	685,344

		1,119,118

	Electrical Components & Equipment 1.1%
60,841	Voltronic Power Technology Corp. (Taiwan)	1,091,462

	Fertilizers & Agricultural Chemicals 0.7%
64,363	UPL Ltd. (India)	766,700

	Food Retail 0.0%
2,654	Avenue Supermarts Ltd.* (India)	44,125

Shares		Value

	General Merchandise Stores 3.4%
44,239	Ollie’s Bargain Outlet Holdings, Inc.*	$2,052,690
25,584	Seria Co. Ltd. (Japan)	1,421,017

		3,473,707

	Health Care Equipment 2.3%
5,171	Cantel Medical Corp.	486,953
8,992	Cochlear Ltd. (Australia)	1,122,960
28,191	DIO Corp.* (Korea)	747,018

		2,356,931

	Health Care Facilities 1.9%
88,521	Ensign Group, Inc. (The)	1,999,689

	Health Care Services 0.7%
57,395	Dr. Lal PathLabs Ltd. (India)	698,590

	Health Care Supplies 0.9%
13,926	Sartorius Stedim Biotech (France)	964,506

	Health Care Technology 0.5%
19,180	M3, Inc. (Japan)	546,296

	Highways & Railtracks 1.6%
450,000	EcoRodovias Infraestrutura e Logistica S.A. (Brazil)	1,621,174

	Homebuilding 3.1%
21,242	Installed Building Products, Inc.*	1,376,482
36,711	LGI Homes, Inc.*	1,783,053

		3,159,535

	Industrial Machinery 1.3%
392,767	Rotork plc (United Kingdom)	1,370,505

	Internet & Direct Marketing Retail 4.1%
81,407	MakeMyTrip Ltd.* (India)	2,340,451
19,724	Wayfair, Inc., Class A*	1,329,398
33,975	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	518,117

		4,187,966

	Internet Software & Services 9.2%
12,978	Cimpress N.V.*	1,267,431
40,057	Envestnet, Inc.*	2,042,907
39,898	Gurunavi, Inc. (Japan)	577,949
12,260	MercadoLibre, Inc. (Brazil)	3,174,482
8,872	Rightmove plc (United Kingdom)	480,889
27,115	SMS Co. Ltd. (Japan)	863,873
3,249	XING SE (Germany)	1,017,599

		9,425,130

	IT Consulting & Other Services 1.1%
23,619	Luxoft Holding, Inc.* (Switzerland)	1,128,988

	Life & Health Insurance 1.7%
295,966	ICICI Prudential Life Insurance Co. Ltd. (India)	1,760,753

	Managed Health Care 2.5%
50,842	HealthEquity, Inc.*	2,571,588

	Movies & Entertainment 0.9%
12,437	Loen Entertainment, Inc. (Korea)	949,049

	Office Services & Supplies 1.9%
4,899	3M India Ltd.* (India)	1,080,004
216,710	IWG plc (United Kingdom)	898,761

		1,978,765

	Packaged Foods & Meats 1.5%
209,800	Manpasand Beverages Ltd. (India)	1,517,613

58

SEPTEMBER 30, 2017

Shares		Value

	Pharmaceuticals 2.5%
13,782	Intra-Cellular Therapies, Inc.*	$217,480
11,565	Ipsen S.A. (France)	1,537,043
70,167	Natco Pharma Ltd. (India)	845,398

		2,599,921

	Regional Banks 5.7%
17,755	Eagle Bancorp, Inc.*	1,190,473
37,319	Metro Bank plc* (United Kingdom)	1,690,251
10,552	Signature Bank*	1,351,078
18,626	Texas Capital Bancshares, Inc.*	1,598,111

		5,829,913

	Research & Consulting Services 1.7%
36,600	Nihon M&A Center, Inc. (Japan)	1,788,936

	Restaurants 0.9%
25,170	Domino’s Pizza Enterprises Ltd. (Australia)	904,640

	Semiconductors 4.0%
44,090	Cavium, Inc.*	2,907,294
12,052	Melexis N.V. (Belgium)	1,165,181

		4,072,475

	Specialized Finance 1.0%
19,146	Banca IFIS S.p.A. (Italy)	1,046,802

	Specialty Chemicals 2.3%
18,124	Frutarom Industries Ltd. (Israel)	1,394,100
91,925	Hexpol AB (Sweden)	967,228

		2,361,328

	Specialty Stores 1.7%
19,748	Five Below, Inc.*	1,083,770
58,449	XXL ASA (Norway)	636,632

		1,720,402

	Trading Companies & Distributors 1.9%
33,000	MISUMI Group, Inc. (Japan)	868,953
39,400	MonotaRO Co. Ltd. (Japan)	1,053,935

		1,922,888

	Trucking 2.2%
55,475	Knight-Swift Transportation Holdings, Inc.*	2,304,986

	Total Common Stocks (cost $65,507,888)	103,083,963

	WARRANTS 0.0%

	Consumer Finance 0.0%
89,968	Srisawad Corp. Public Co. Ltd., expiring 05/29/20* (Thailand)	32,103

	Total Warrants (cost $0)	32,103

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.2%

	Repurchase Agreement 0.2%
$170,608	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $175,000 of United States Treasury Notes 2.250% due 2/15/27; value: $174,697; repurchase proceeds: $170,610 (cost $170,608)	$170,608

	Total Short-Term Investments (cost $170,608)	170,608

	Total Investments (cost $65,678,496) 100.3%§	103,286,674

	Liabilities less Other Assets (0.3%)	(289,977)

	NET ASSETS 100.0%	$102,996,697

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.35%. See Notes to Financial Statements.

At September 30, 2017, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	0.9
Australia	2.0
Belgium	1.1
Brazil	4.6
France	2.4
Germany	2.0
India	12.9
Israel	1.3
Italy	1.0
Japan	9.0
Korea	4.6
Mexico	1.7
Norway	0.6
Sweden	0.9
Switzerland	1.1
Taiwan	1.1
Thailand	1.4
United Kingdom	6.8
United States	44.6

TOTAL	100.0%

59

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.5%

	Airport Services 0.7%
1,725,872	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	$9,546,792

	Apparel Retail 0.3%
93,960	Tokyo Base Co. Ltd.* (Japan)	4,525,778

	Apparel, Accessories & Luxury Goods 2.7%
727,130	Moncler S.p.A. (Italy)	20,986,431
504,171	Ted Baker plc (United Kingdom)	17,903,104

		38,889,535

	Application Software 2.8%
461,347	Aveva Group plc (United Kingdom)	15,053,284
1,290,333	Computer Modelling Group Ltd. (Canada)	9,472,611
45,170	Nemetschek SE (Germany)	3,671,386
3,397,119	Technology One Ltd. (Australia)	13,376,792
14,913	WiseTech Global Ltd. (Australia)	101,771

		41,675,844

	Asset Management & Custody Banks 0.6%
636,452	Burford Capital Ltd. (United Kingdom)	8,826,949

	Biotechnology 4.2%
2,824,168	Abcam plc (United Kingdom)	38,600,710
53,686	Medytox, Inc. (Korea)	23,178,703

		61,779,413

	Data Processing & Outsourced Services 0.7%
169,200	GMO Payment Gateway, Inc. (Japan)	10,585,808

	Diversified Real Estate Activities 1.6%
1,141,752	Patrizia Immobilien AG* (Germany)	23,790,576

	Drug Retail 5.3%
181,828	Ain Holdings, Inc. (Japan)	12,539,305
1,338,623	Clicks Group Ltd. (South Africa)	15,624,972
128,537	Cosmos Pharmaceutical Corp. (Japan)	28,694,507
871,900	Raia Drogasil S.A. (Brazil)	20,647,112

		77,505,896

	Electric Utilities 0.4%
111,864	Direct Energie (France)	6,325,027

	Electrical Components & Equipment 1.6%
891,448	Amara Raja Batteries Ltd. (India)	9,669,863
804,364	Voltronic Power Technology Corp. (Taiwan)	14,429,957

		24,099,820

	Electronic Equipment & Instruments 2.4%
814,212	Ai Holdings Corp. (Japan)	20,332,688
1,028,147	Halma plc (United Kingdom)	15,430,423

		35,763,111

	Electronic Manufacturing Services 1.3%
1,449,500	Venture Corp. Ltd. (Singapore)	18,850,072

	Fertilizers & Agricultural Chemicals 1.0%
1,285,377	UPL Ltd. (India)	15,311,571

	General Merchandise Stores 3.5%
2,162,575	B&M European Value Retail S.A. (United Kingdom)	11,232,063
722,926	Seria Co. Ltd. (Japan)	40,153,633

		51,385,696

Shares		Value

	Health Care Distributors 1.2%
344,200	Japan Lifeline Co. Ltd. (Japan)	$17,007,350

	Health Care Equipment 2.1%
247,855	Cochlear Ltd. (Australia)	30,953,198

	Health Care Services 0.5%
563,871	Dr. Lal PathLabs Ltd. (India)	6,863,222

	Health Care Supplies 1.4%
2,653,565	Nanosonics Ltd.* (Australia)	5,432,600
209,341	Sartorius Stedim Biotech (France)	14,498,824

		19,931,424

	Health Care Technology 1.1%
464,160	M3, Inc. (Japan)	13,220,465
120,240	RaySearch Laboratories AB* (Sweden)	2,561,313

		15,781,778

	Home Furnishings 0.8%
1,159,774	Nien Made Enterprise Co. Ltd. (Taiwan)	11,894,530

	Home Furnishing Retail 0.9%
286,108	Maisons du Monde S.A. (France)	12,577,532

	Hotels, Resorts & Cruise Lines 2.4%
810,447	Corporate Travel Management Ltd. (Australia)	13,896,719
17,421,713	Minor International Public Co. Ltd. (Thailand)	21,287,401

		35,184,120

	Household Products 0.6%
258,284	Pigeon Corp. (Japan)	8,825,612

	Human Resource & Employment Services 2.2%
254,273	51job, Inc. ADR* (China)	15,411,486
449,000	en-japan, Inc. (Japan)	16,459,676

		31,871,162

	Industrial Machinery 2.3%
6,476,553	Rotork plc (United Kingdom)	22,599,015
127,811	Stabilus S.A. (Germany)	11,599,887

		34,198,902

	Internet & Direct Marketing Retail 1.9%
119,567	ASOS plc* (United Kingdom)	9,541,084
1,286,551	Trade Me Group Ltd. (New Zealand)	4,246,791
306,725	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	4,677,539
58,819	zooplus AG* (Germany)	9,906,343

		28,371,757

	Internet Software & Services 7.7%
619,826	Gurunavi, Inc. (Japan)	8,978,595
1,454,500	Infomart Corp. (Japan)	10,444,221
184,568	Rightmove plc (United Kingdom)	10,004,135
426,126	Scout24 AG (Germany)	17,425,891
899,255	SMS Co. Ltd. (Japan)	28,649,892
83,977	XING SE (Germany)	26,301,899
2,105,806	ZPG plc (United Kingdom)	10,206,374

		112,011,007

	IT Consulting & Other Services 1.0%
798,691	Altran Technologies S.A. (France)	14,688,223

	Leisure Products 0.0%
8,488	Yonex Co. Ltd. (Japan)	63,288

	Life & Health Insurance 1.1%
1,815,561	Max Financial Services Ltd.* (India)	16,426,769

60

SEPTEMBER 30, 2017

Shares		Value

	Life Sciences Tools & Services 2.7%
1,885,473	Clinigen Group plc (United Kingdom)	$26,932,838
58,466	Tecan Group AG (Switzerland)	12,099,537

		39,032,375

	Movies & Entertainment 1.7%
566,699	CTS Eventim AG & Co KGaA (Germany)	24,735,040

	Office Services & Supplies 1.4%
4,903,752	IWG plc (United Kingdom)	20,337,321

	Oil & Gas Equipment & Services 2.4%
650,859	Pason Systems, Inc. (Canada)	9,796,139
433,061	ShawCor Ltd. (Canada)	9,582,700
634,740	TGS-NOPEC Geophysical Co. ASA (Norway)	15,102,421

		34,481,260

	Other Diversified Financial Services 0.6%
48,965	Hypoport AG* (Germany)	8,614,210

	Packaged Foods & Meats 2.6%
44,034	Kotobuki Spirits Co. Ltd. (Japan)	1,571,175
16,225,449	Vitasoy International Holdings Ltd. (China)	36,141,484

		37,712,659

	Pharmaceuticals 2.3%
251,667	Ipsen S.A. (France)	33,447,727

	Property & Casualty Insurance 0.3%
2,829,506	Qualitas Controladora S.A.B. de C.V. (Mexico)	4,649,029

	Regional Banks 2.8%
680,283	Canadian Western Bank (Canada)	18,378,954
487,069	Metro Bank plc* (United Kingdom)	22,060,319

		40,439,273

	Research & Consulting Services 2.2%
664,064	Nihon M&A Center, Inc. (Japan)	32,458,138

	Restaurants 0.8%
328,842	Domino’s Pizza Enterprises Ltd. (Australia)	11,818,977

	Semiconductor Equipment 0.7%
389,900	Japan Material Co. Ltd. (Japan)	10,277,213

	Semiconductors 2.8%
200,671	Melexis N.V. (Belgium)	19,400,762
934,999	Silergy Corp. (Taiwan)	21,429,373

		40,830,135

	Soft Drinks 1.3%
625,111	Fevertree Drinks plc (United Kingdom)	18,319,370

	Specialized Finance 1.2%
327,680	Banca IFIS S.p.A. (Italy)	17,915,809

	Specialty Chemicals 4.6%
305,629	Chr. Hansen Holding A/S (Denmark)	26,212,374
273,331	Frutarom Industries Ltd. (Israel)	21,024,656
1,873,405	Hexpol AB (Sweden)	19,711,821

		66,948,851

	Specialty Stores 1.0%
1,287,977	XXL ASA (Norway)	14,028,753

	Systems Software 1.0%
246,740	Kinaxis, Inc.* (Canada)	14,574,024

	Technology Hardware, Storage & Peripherals 0.8%
843,305	Ennoconn Corp. (Taiwan)	12,097,272

Shares		Value

	Thrifts & Mortgage Finance 1.8%
1,159,427	PNB Housing Finance Ltd. (India)	$25,847,483

	Trading Companies & Distributors 6.2%
1,084,318	Diploma plc (United Kingdom)	15,459,765
1,428,715	MISUMI Group, Inc. (Japan)	37,620,818
752,212	MonotaRO Co. Ltd. (Japan)	20,121,379
706,946	Richelieu Hardware Ltd. (Canada)	17,779,175

		90,981,137

	Total Common Stocks (cost $933,021,945)	1,425,057,818

	Total Investments (cost $933,021,945) 97.5%§	1,425,057,818

	Other Assets less Liabilities 2.5%	36,415,104

	NET ASSETS 100.0%	$1,461,472,922

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.44%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2017, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	5.3
Belgium	1.4
Brazil	1.5
Canada	5.6
China	3.6
Denmark	1.8
France	5.7
Germany	8.8
India	5.2
Israel	1.5
Italy	2.7
Japan	23.0
Korea	1.6
Mexico	1.0
New Zealand	0.3
Norway	2.0
Singapore	1.3
South Africa	1.1
Sweden	1.6
Switzerland	0.9
Taiwan	4.2
Thailand	1.5
United Kingdom	18.4

TOTAL	100.0%

61

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.4%

	Advertising 1.2%
14,646,600	Plan B Media Public Co. Ltd. (Thailand)	$2,657,030
242,000	Vector, Inc. (Japan)	3,445,314

		6,102,344

	Aerospace & Defense 0.5%
183,082	Avon Rubber plc (United Kingdom)	2,299,967

	Air Freight & Logistics 2.8%
1,258,273	Allcargo Logistics Ltd. (India)	3,282,451
1,027,553	Freightways Ltd. (New Zealand)	5,774,329
26,512	ID Logistics Group* (France)	4,731,516

		13,788,296

	Apparel Retail 1.1%
114,740	Tokyo Base Co. Ltd.* (Japan)	5,526,690

	Apparel, Accessories & Luxury Goods 0.2%
316,991	Bon Fame Co. Ltd. (Taiwan)	842,550

	Application Software 5.7%
424,134	Computer Modelling Group Ltd. (Canada)	3,113,659
65,760	Esker S.A. (France)	3,781,164
759,306	Fortnox AB (Sweden)	3,691,699
814,938	GB Group plc (United Kingdom)	4,018,620
80,342	Lectra (France)	2,522,038
460,135	Linx S.A. (Brazil)	2,841,748
351,387	Logo Yazilim Sanayi Ve Ticaret A.S.* (Turkey)	5,355,201
134,300	Systena Corp. (Japan)	3,348,996

		28,673,125

	Asset Management & Custody Banks 2.0%
1,778,200	Peregrine Holdings Ltd. (South Africa)	3,846,993
565,900	Sanne Group plc (United Kingdom)	6,032,322

		9,879,315

	Auto Parts & Equipment 1.9%
1,023,000	Hota Industrial Manufacturing Co. Ltd. (Taiwan)	4,824,198
818,609	Hu Lane Associate, Inc. (Taiwan)	4,589,221

		9,413,419

	Automobile Manufacturers 0.5%
626,200	PAK Suzuki Motor Co. Ltd. (Pakistan)	2,721,704

	Automotive Retail 1.2%
3,864,000	China Meidong Auto Holdings Ltd. (China)	1,429,535
1,764,500	Hascol Petroleum Ltd. (Pakistan)	4,696,961

		6,126,496

	Brewers 3.1%
685,845	Carlsberg Brewery Malaysia Berhad, Class B (Malaysia)	2,410,406
183,082	Kopparbergs Bryggeri AB, Class B (Sweden)	4,900,229
50,645	Olvi Oyj, Class A (Finland)	1,735,863
117,246	Royal Unibrew A/S (Denmark)	6,424,439

		15,470,937

	Building Products 0.8%
2,828,760	Concepcion Industrial Corp. (Philippines)	3,833,899

	Commodity Chemicals 2.7%
980,135	Berger Paints India Ltd. (India)	3,676,257
420,387	Gulf Oil Lubricants India Ltd. (India)	4,955,572
288,077	Supreme Industries Ltd. (India)	4,890,076

		13,521,905

Shares		Value

	Communications Equipment 1.3%
455,000	Advanced Ceramic X Corp. (Taiwan)	$6,331,948

	Consumer Finance 2.0%
44,428	Ferratum Oyj (Germany)	1,404,628
157,228	Gruppo MutuiOnline S.p.A. (Italy)	2,465,936
1,816,862	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	6,091,127

		9,961,691

	Department Stores 0.4%
184,908	Poya International Co. Ltd. (Taiwan)	2,207,383

	Diversified Banks 1.4%
6,834,169	BRAC Bank Ltd. (Bangladesh)	7,163,175

	Diversified Support Services 2.1%
876,708	Clipper Logistics plc (United Kingdom)	4,728,522
585,900	Prestige International, Inc. (Japan)	5,847,285

		10,575,807

	Drug Retail 1.1%
1,150,435	Green Cross Health Ltd. (New Zealand)	1,786,563
65,900	Kusuri no Aoki Holdings Co. Ltd. (Japan)	3,912,126

		5,698,689

	Electrical Components & Equipment 2.8%
252,355	Amara Raja Batteries Ltd. (India)	2,737,387
2,638,500	Pak Elektron Ltd. (Pakistan)	1,901,723
8,124,000	Ten Pao Group Holdings Ltd. (Hong Kong)	2,943,177
350,627	Voltronic Power Technology Corp. (Taiwan)	6,290,103

		13,872,390

	Electronic Equipment & Instruments 2.4%
27,696	Isra Vision AG (Germany)	5,229,243
743,876	Smart Metering Systems plc (United Kingdom)	6,927,714

		12,156,957

	Financial Exchanges & Data 0.6%
912,529	Morningstar Japan KK (Japan)	2,765,362

	Food Retail 5.1%
22,250,161	7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	8,220,308
3,163,203	Philippine Seven Corp. (Philippines)	10,585,626
79,639	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	4,072,621
3,661,600	Sheng Siong Group Ltd. (Singapore)	2,483,447

		25,362,002

	General Merchandise Stores 1.2%
106,144	Seria Co. Ltd. (Japan)	5,895,579

	Health Care Equipment 1.1%
74,735	DIO Corp.* (Korea)	1,980,362
9,231	STRATEC Biomedical AG (Germany)	552,270
80,358	Vieworks Co. Ltd. (Korea)	2,746,772

		5,279,404

	Health Care Facilities 0.7%
2,150,712	Cleopatra Hospital* (Egypt)	3,311,468

	Health Care Supplies 1.4%
1,033,987	Advanced Medical Solutions Group plc (United Kingdom)	4,014,608
1,472,451	Nanosonics Ltd.* (Australia)	3,014,525

		7,029,133

62

SEPTEMBER 30, 2017

Shares		Value

	Health Care Technology 1.4%
80,043	Nexus AG (Germany)	$2,506,975
348,700	Onyx Healthcare, Inc. (Taiwan)	2,156,089
33,070	Pro Medicus Ltd. (Australia)	153,047
102,402	RaySearch Laboratories AB* (Sweden)	2,181,334

		6,997,445

	Home Improvement Retail 2.6%
459,160	Byggmax Group AB (Sweden)	3,861,614
3,688,989	Italtile Ltd. (South Africa)	3,583,064
59,630,900	PT Ace Hardware Indonesia Tbk (Indonesia)	5,379,133

		12,823,811

	Hotels, Resorts & Cruise Lines 0.4%
835,773	Byke Hospitality Ltd. (The) (India)	2,207,787

	Human Resource & Employment Services 1.0%
134,588	en-japan, Inc. (Japan)	4,933,797

	Industrial Machinery 1.2%
34,573	Aumann AG* (Germany)	3,489,601
91,204	va-Q-tec AG* (Germany)	2,455,010

		5,944,611

	Insurance Brokers 1.3%
1,220,966	Wiz Solucoes e Corretagem de Seguros S.A. (Brazil)	6,630,761

	Internet & Direct Marketing Retail 7.3%
156,915	Evolable Asia Corp. (Japan)	3,288,208
488,500	On the Beach Group plc (United Kingdom)	2,585,629
236,400	Open Door, Inc.* (Japan)	9,621,968
952,421	Trade Me Group Ltd. (New Zealand)	3,143,858
1,092,560	Webjet Ltd. (Australia)	9,238,502
561,889	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	8,568,776

		36,446,941

	Internet Software & Services 6.9%
227,961	Gurunavi, Inc. (Japan)	3,302,168
1,288,600	Infomart Corp. (Japan)	9,252,955
72,800	Itokuro, Inc.* (Japan)	3,179,844
232,093	Rakus Co. Ltd. (Japan)	4,269,562
273,731	SMS Co. Ltd. (Japan)	8,720,957
18,123	XING SE (Germany)	5,676,189

		34,401,675

	Investment Banking & Brokerage 1.2%
125,183	M&A Capital Partners Co. Ltd.* (Japan)	6,218,822

	IT Consulting & Other Services 1.3%
50,681	CANCOM SE (Germany)	3,803,643
212,496	eWork Group AB (Sweden)	2,778,527

		6,582,170

	Life Sciences Tools & Services 1.0%
1,599,141	Horizon Discovery Group plc* (United Kingdom)	4,864,265

	Office Services & Supplies 0.5%
3,371,300	Riverstone Holdings Ltd. (Singapore)	2,597,227

	Oil & Gas Refining & Marketing 0.3%
5,156	Hankook Shell Oil Co. Ltd. (Korea)	1,755,656

	Other Diversified Financial Services 1.6%
45,573	Hypoport AG* (Germany)	8,017,470

Shares		Value

	Packaged Foods & Meats 4.3%
257,500	Dutch Lady Milk Industries Berhad (Malaysia)	$3,680,924
175,000	Kotobuki Spirits Co. Ltd. (Japan)	6,244,168
166,215	Nestlé Lanka plc (Sri Lanka)	1,845,868
29,364,454	PT Nippon Indosari Corpindo Tbk (Indonesia)	2,746,990
2,263,120	Vitasoy International Holdings Ltd. (China)	5,041,002
2,383,000	Yihai International Holding Ltd. (China)	1,909,670

		21,468,622

	Personal Products 2.6%
8,954,830	Karex Berhad (Malaysia)	3,202,319
283,604	Sarantis S.A. (Greece)	4,153,025
935,521	TCI Co. Ltd. (Taiwan)	5,892,511

		13,247,855

	Pharmaceuticals 0.9%
22,330,405	PT Kimia Farma Persero Tbk (Indonesia)	4,542,677

	Real Estate Operating Companies 0.6%
215,000	Japan Property Management Center Co. Ltd. (Japan)	2,936,725

	Real Estate Services 0.5%
452,993	Purplebricks Group plc* (United Kingdom)	2,352,165

	Regional Banks 1.0%
826,926	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	4,924,773

	Research & Consulting Services 0.5%
45,703	Akka Technologies (France)	2,665,709

	Restaurants 4.9%
90,266	AmRest Holdings SE* (Poland)	8,979,599
212,200	Arcland Service Holdings Co. Ltd. (Japan)	4,459,925
63,900	Kura Corp. (Japan)	2,856,405
548,434	Patisserie Holdings plc (United Kingdom)	2,535,409
1,199,613	Restaurant Brands New Zealand Ltd. (New Zealand)	5,909,398

		24,740,736

	Semiconductor Equipment 0.9%
180,200	Japan Material Co. Ltd. (Japan)	4,749,817

	Soft Drinks 0.6%
54,337,320	Pepsi-Cola Products Philippines, Inc. (Philippines)	3,187,536

	Specialty Chemicals 2.5%
726,174	DuluxGroup Ltd. (Australia)	3,987,275
647,743	Scapa Group plc (United Kingdom)	3,836,451
1,174,929	SH Kelkar & Co. Ltd. (India)	4,501,316

		12,325,042

	Specialty Stores 0.2%
109,726	Gear4Music Holdings plc* (United Kingdom)	1,238,751

	Technology Hardware, Storage & Peripherals 0.3%
24,211	MGI Digital Graphic Technology* (France)	1,522,317

	Thrifts & Mortgage Finance 2.3%
184,027	Can Fin Homes Ltd. (India)	7,474,336
88,892	Equitable Group, Inc. (Canada)	3,989,543

		11,463,879

	Total Common Stocks (cost $373,980,301)	487,600,677

63

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$6,840,234	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $6,875,000 of United States Treasury Notes 2.250% due 11/15/24; value: $6,980,284; repurchase proceeds: $6,840,302 (cost $6,840,234)	$6,840,234

	Total Short-Term Investments (cost $6,840,234)	6,840,234

	Total Investments (cost $380,820,535) 98.8%	494,440,911

	Other Assets less Liabilities 1.2%	6,233,193

	NET ASSETS 100.0%	$500,674,104

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.47%. See Notes to Financial Statements.

At September 30, 2017, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	3.4
Bangladesh	1.5
Brazil	1.9
Canada	1.5
China	1.7
Denmark	1.3
Egypt	0.7
Finland	0.4
France	3.1
Germany	6.8
Greece	0.9
Hong Kong	0.6
India	6.9
Indonesia	2.6
Israel	0.8
Italy	0.5
Japan	23.3
Korea	1.3
Malaysia	3.6
Mexico	2.3
New Zealand	3.4
Pakistan	1.9
Philippines	3.6
Poland	1.8
Singapore	1.0
South Africa	1.5
Sri Lanka	0.4
Sweden	3.6
Taiwan	6.8
Thailand	0.5
Turkey	1.1
United Kingdom	9.3

TOTAL	100.0%

64

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.5%

	Communications Equipment 3.8%
205,925	Cisco Systems, Inc.	$6,925,258

	Diversified Banks 16.9%
77,794	Citigroup, Inc.	5,658,736
224,461	ING Groep N.V., ADR (Netherlands)	4,134,572
56,774	JPMorgan Chase & Co.	5,422,485
347,300	Nordea Bank AB (Sweden)	4,707,476
85,428	US Bancorp	4,578,086
109,275	Wells Fargo & Co.	6,026,516

		30,527,871

	Diversified REITs 1.1%
86,527	Select Income REIT	2,026,462

	Drug Retail 3.0%
66,993	CVS Health Corp.	5,447,871

	Electric Utilities 7.9%
77,613	Duke Energy Corp.	6,513,283
206,709	Exelon Corp.	7,786,728

		14,300,011

	Electrical Components & Equipment 2.3%
53,734	Eaton Corp. plc	4,126,234

	Health Care Equipment 2.4%
54,793	Medtronic plc	4,261,252

	Health Care REITs 1.6%
133,259	Sabra Health Care REIT, Inc.	2,923,702

	Household Products 3.7%
72,782	Procter & Gamble Co. (The)	6,621,706

	Hypermarkets & Super Centers 3.6%
84,168	Wal-Mart Stores, Inc.	6,576,888

	Industrial Conglomerates 2.1%
157,736	General Electric Co.	3,814,056

	Integrated Oil & Gas 10.4%
64,234	Chevron Corp.	7,547,495
95,546	Royal Dutch Shell plc ADR (Netherlands)	5,788,177
152,221	Suncor Energy, Inc. (Canada)	5,332,301

		18,667,973

	Integrated Telecommunication Services 1.5%
54,476	Verizon Communications, Inc.	2,696,017

	Oil & Gas Equipment & Services 3.2%
81,957	Schlumberger Ltd.	5,717,320

	Pharmaceuticals 12.0%
206,600	Astellas Pharma, Inc. (Japan)	2,628,286
56,304	Johnson & Johnson	7,320,083
39,455	Novartis AG (Switzerland)	3,377,724
230,941	Pfizer, Inc.	8,244,594

		21,570,687

	Property & Casualty Insurance 2.2%
68,073	Axis Capital Holdings Ltd.	3,901,264

	Regional Banks 2.1%
27,743	PNC Financial Services Group, Inc. (The)	3,738,924

	Reinsurance 2.5%
20,750	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	4,436,470

	Specialized REITs 2.3%
58,254	EPR Properties	4,062,634

Shares		Value

	Systems Software 3.2%
120,109	Oracle Corp.	$5,807,270

	Technology Hardware, Storage & Peripherals 2.1%
24,301	Apple, Inc.	3,745,270

	Tobacco 1.0%
20,000	KT&G Corp. (Korea)	1,842,232

	Water Utilities 1.5%
1,950,000	Guangdong Investment Ltd. (China)	2,780,864

	Wireless Telecommunication Services 5.1%
485,500	China Mobile Ltd. (China)	4,919,264
190,000	NTT DOCOMO, Inc. (Japan)	4,340,325

		9,259,589

	Total Common Stocks (cost $146,135,164)	175,777,825

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.0%

	Repurchase Agreement 3.0%
$5,442,486	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $5,565,000 of United States Treasury Notes 2.250% due 2/15/27; value: $5,555,367; repurchase proceeds: $5,442,540 (cost $5,442,486)	$5,442,486

	Total Short-Term Investments (cost $5,442,486)	5,442,486

	Total Investments (cost $151,577,650) 100.5%	181,220,311

	Liabilities less Other Assets (0.5%)	(896,850)

	NET ASSETS 100.0%	$180,323,461

	ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2017, Wasatch Large Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	3.0
China	4.4
Germany	2.5
Japan	4.0
Korea	1.1
Netherlands	5.6
Sweden	2.7
Switzerland	1.9
United States	74.8

TOTAL	100.0%

65

WASATCH LONG/SHORT FUND (FMLSX / WILSX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 89.9%

	Airlines 0.5%
6,985	Alaska Air Group, Inc.	$532,746

	Apparel, Accessories & Luxury Goods 4.3%
95,862	Michael Kors Holdings Ltd.*	4,586,997

	Automobile Manufacturers 2.5%
66,020	General Motors Co.††	2,665,888

	Biotechnology 6.2%
35,048	Amgen, Inc.	6,534,699

	Communications Equipment 3.3%
103,011	Cisco Systems, Inc.††	3,464,260

	Department Stores 1.3%
65,007	Macy’s, Inc.††	1,418,453

	Diversified Banks 3.4%
49,016	Citigroup, Inc.††	3,565,424

	Electrical Components & Equipment 1.1%
18,023	Emerson Electric Co.††	1,132,565

	Electronic Manufacturing Services 2.1%
59,785	Fabrinet*	2,215,632

	Fertilizers & Agricultural Chemicals 1.6%
79,995	Mosaic Co. (The)††	1,727,092

	Food Retail 2.7%
142,869	Kroger Co. (The)††	2,865,952

	Health Care Distributors 4.5%
31,351	McKesson Corp.††	4,815,827

	Health Care Equipment 4.3%
58,100	Medtronic plc	4,518,437

	Hotels, Resorts & Cruise Lines 1.9%
98,255	Extended Stay America, Inc.** ††	1,965,100

	Integrated Telecommunication Services 1.2%
26,665	Verizon Communications, Inc.††	1,319,651

	Internet Software & Services 1.9%
40,670	Akamai Technologies, Inc.* ††	1,981,442

	Oil & Gas Exploration & Production 7.0%
47,896	Anadarko Petroleum Corp.††	2,339,720
797,863	Bill Barrett Corp.* ††	3,422,832
269,169	Southwestern Energy Co.* ††	1,644,622

		7,407,174

	Pharmaceuticals 10.1%
19,231	Allergan plc††	3,941,393
25,948	Johnson & Johnson††	3,373,500
39,273	Novartis AG ADR (Switzerland)	3,371,587

		10,686,480

	Regional Banks 2.8%
100,728	KeyCorp††	1,895,701
8,349	PNC Financial Services Group, Inc. (The)††	1,125,195

		3,020,896

	Semiconductors 10.2%
56,567	Mellanox Technologies Ltd.*	2,667,134
101,495	QUALCOMM, Inc.††	5,261,501
93,891	Tower Semiconductor Ltd.* (Israel)	2,887,148

		10,815,783

Shares		Value

	Specialized REITs 3.0%
28,731	Iron Mountain, Inc.††	$1,117,636
81,746	Outfront Media, Inc.††	2,058,364

		3,176,000

	Steel 2.9%
87,891	Steel Dynamics, Inc.††	3,029,603

	Systems Software 4.1%
76,267	Barracuda Networks, Inc.* ††	1,847,949
38,062	Oracle Corp.††	1,840,298
5,906	VMware, Inc., Class A* ††	644,876

		4,333,123

	Technology Hardware, Storage & Peripherals 5.0%
34,256	Apple, Inc.††	5,279,535

	Thrifts & Mortgage Finance 2.0%
74,446	BofI Holding, Inc.* ††	2,119,478

	Total Common Stocks (cost $93,009,851)	95,178,237

	LIMITED PARTNERSHIP INTEREST 2.5%

	Asset Management & Custody Banks 2.5%
80,892	Blackstone Group L.P. (The)††	2,699,366

	Total Limited Partnership Interest (cost $2,453,448)	2,699,366

Principal Amount		Value
	SHORT-TERM INVESTMENTS 33.2%

	Repurchase Agreement 33.2%
$35,132,336	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $36,155,000 of United States Treasury Notes 2.000% due 2/15/25; value: $23,851,584; United States Treasury Notes 2.000% due 11/15/26; value: $4,802,649; United States Treasury Notes 2.250% due 2/15/27; value: $7,182,545; repurchase proceeds: $35,132,687 (cost $35,132,336)	$35,132,336

	Total Short-Term Investments (cost $35,132,336)	35,132,336

	Total Investments (cost $130,595,635) 125.6%	133,009,939

	Liabilities less Other Assets (25.6%)	(27,091,330)

	NET ASSETS 100.0%	$105,918,609

66

SEPTEMBER 30, 2017

Shares		Value

	SECURITIES SOLD SHORT 48.5%

	Apparel, Accessories & Luxury Goods 2.6%
68,534	Coach, Inc.	$2,760,549

	Application Software 3.4%
47,717	Paycom Software, Inc.*	3,576,866

	Automotive Retail 2.5%
35,121	CarMax, Inc.*	2,662,523

	Construction Machinery & Heavy Trucks 3.7%
31,075	Caterpillar, Inc.	3,875,363

	Copper 2.0%
154,362	Freeport-McMoRan, Inc.*	2,167,242

	Diversified Support Services 2.6%
51,147	Healthcare Services Group, Inc.	2,760,404

	Food Distributors 2.6%
50,218	Sysco Corp.	2,709,261

	Health Care Equipment 3.5%
38,836	Inogen, Inc.*	3,693,304

	Health Care Technology 3.0%
56,991	Veeva Systems, Inc., Class A*	3,214,862

	Home Furnishing Retail 0.5%
7,399	RH*	520,298

	Hotels, Resorts & Cruise Lines 1.1%
18,120	Choice Hotels International, Inc.	1,157,868

	Housewares & Specialties 0.9%
23,380	Newell Brands, Inc.	997,625

	Internet & Direct Marketing Retail 1.1%
20,200	Nutrisystem, Inc.	1,129,180

	Internet Software & Services 1.1%
26,878	Criteo S.A., ADR* (France)	1,115,437

	Oil & Gas Drilling 2.2%
45,106	Helmerich & Payne, Inc.	2,350,474

	Packaged Foods & Meats 2.8%
104,598	Blue Buffalo Pet Products, Inc.*	2,965,353

	Personal Products 3.5%
33,993	Estee Lauder Cos., Inc. (The), Class A	3,665,805

	Pharmaceuticals 2.6%
55,232	Prestige Brands Holdings, Inc.*	2,766,571

	Property & Casualty Insurance 2.6%
56,226	First American Financial Corp.	2,809,613

	Restaurants 2.4%
40,352	Restaurant Brands International, Inc. (Canada)	2,577,686

	Semiconductors 1.2%
33,339	Synaptics, Inc.*	1,306,222

Shares		Value

	Specialty Stores 0.6%
2,612	Ulta Beauty, Inc.*	$590,469

	Total Securities Sold Short (proceeds $39,530,978)	51,372,975

*Non-income producing.

**Common units.

††All or a portion of this security has been designated as collateral for short sales (see Note 3).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2017, Wasatch Long/Short Fund’s investments, excluding short-term investments and securities sold short, were in the following countries (unaudited):

Country	%
Israel	3.0
Switzerland	3.4
United States	93.6

TOTAL	100.0%

67

WASATCH MICRO CAP FUND (WMICX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.7%

	Apparel, Accessories & Luxury Goods 2.7%
368,245	Superior Uniform Group, Inc.	$8,432,810

	Application Software 11.0%
219,207	Callidus Software, Inc.*	5,403,453
26,063	Ellie Mae, Inc.*	2,140,554
47,000	Esker S.A. (France)	2,702,474
204,716	Exa Corp.*	4,950,033
427,000	Fortnox AB (Sweden)	2,076,048
133,954	Globant S.A.* (Argentina)	5,367,537
39,549	HubSpot, Inc.*	3,324,093
24,720	Tyler Technologies, Inc.*	4,309,190
189,897	Upland Software, Inc.*	4,018,221

		34,291,603

	Asset Management & Custody Banks 1.1%
15,534	Diamond Hill Investment Group, Inc.	3,298,645

	Automotive Retail 0.7%
41,597	Monro, Inc.	2,331,512

	Biotechnology 8.6%
278,787	Abcam plc (United Kingdom)	3,810,459
229,798	ChemoCentryx, Inc.*	1,705,101
60,913	Cytokinetics, Inc.*	883,239
62,154	Esperion Therapeutics, Inc.*	3,115,158
123,353	Exact Sciences Corp.*	5,812,393
99,748	Flexion Therapeutics, Inc.*	2,411,907
214,683	Inovio Pharmaceuticals, Inc.*	1,361,090
384,705	Sangamo Therapeutics Inc.*	5,770,575
97,782	Selecta Biosciences, Inc.*	1,784,522

		26,654,444

	Building Products 1.9%
64,889	Trex Co., Inc.*	5,844,552

	Construction & Engineering 1.2%
66,255	NV5 Global, Inc.*	3,620,836

	Consumer Electronics 1.3%
257,317	ZAGG, Inc.*	4,052,743

	Department Stores 2.2%
317,634	V-Mart Retail Ltd. (India)	7,002,342

	Diversified Banks 1.2%
1,461,736	City Union Bank Ltd. (India)	3,670,005

	Electronic Equipment & Instruments 2.6%
34,211	Mesa Laboratories, Inc.	5,108,387
314,049	Napco Security Technologies, Inc.*	3,046,275

		8,154,662

	Electronic Manufacturing Services 1.0%
88,036	Fabrinet*	3,262,614

	Environmental & Facilities Services 1.1%
157,734	Heritage-Crystal Clean, Inc.*	3,430,714

	Food Distributors 1.3%
217,154	Chefs’ Warehouse, Inc. (The)*	4,191,072

	General Merchandise Stores 1.5%
101,901	Ollie’s Bargain Outlet Holdings, Inc.*	4,728,206

	Health Care Distributors 1.3%
148,698	PetIQ, Inc.*	4,026,742

Shares		Value

	Health Care Equipment 3.3%
209,478	AtriCure, Inc.*	$4,686,023
88,199	Entellus Medical, Inc.*	1,628,154
185,814	Oxford Immunotec Global plc*	3,121,675
1,017,822	Tandem Diabetes Care, Inc.*	743,010

		10,178,862

	Health Care Facilities 2.0%
282,081	Ensign Group, Inc. (The)	6,372,210

	Health Care REITs 1.8%
156,482	CareTrust REIT, Inc.	2,979,418
213,551	MedEquities Realty Trust, Inc.	2,509,224

		5,488,642

	Health Care Technology 2.2%
53,733	Omnicell, Inc.*	2,743,070
149,929	Tabula Rasa HealthCare, Inc.*	4,009,101

		6,752,171

	Heavy Electrical Equipment 2.2%
216,292	TPI Composites, Inc.*	4,831,963
1,000,000	Triveni Turbine Ltd. (India)	1,980,251

		6,812,214

	Homebuilding 5.2%
121,664	Installed Building Products, Inc.*	7,883,827
170,875	LGI Homes, Inc.*	8,299,399

		16,183,226

	Human Resource & Employment Services 1.0%
154,100	UT Group Co., Ltd.* (Japan)	3,012,842

	Industrial Machinery 3.0%
63,012	Altra Industrial Motion Corp.	3,030,877
210,591	Kornit Digital Ltd.* (Israel)	3,222,042
111,977	va-Q-tec AG* (Germany)	3,014,173

		9,267,092

	Industrial REITs 1.0%
187,585	Monmouth Real Estate Investment Corp.	3,037,001

	Internet & Direct Marketing Retail 0.8%
120,832	Duluth Holdings, Inc.*	2,451,681

	Internet Software & Services 8.1%
119,769	Envestnet, Inc.*	6,108,219
180,548	Five9, Inc.*	4,315,097
128,170	Instructure, Inc.*	4,248,836
112,000	SMS Co. Ltd. (Japan)	3,568,274
202,057	TrueCar, Inc.*	3,190,480
66,788	Tucows, Inc., Class A*	3,910,437

		25,341,343

	Leisure Products 1.1%
164,909	MCBC Holdings, Inc.*	3,360,845

	Life Sciences Tools & Services 1.0%
27,884	ICON plc* (Ireland)	3,175,430

	Managed Health Care 2.6%
161,084	HealthEquity, Inc.*	8,147,629

	Oil & Gas Equipment & Services 1.0%
197,618	Pason Systems, Inc. (Canada)	2,974,367

	Oil & Gas Exploration & Production 0.4%
624,030	Abraxas Petroleum Corp.*	1,173,176

68

SEPTEMBER 30, 2017

Shares		Value

	Packaged Foods & Meats 3.0%
415,274	Freshpet, Inc.*	$6,499,038
1,500,000	Prabhat Dairy Ltd. (India)	2,907,226

		9,406,264

	Pharmaceuticals 1.8%
197,037	Intra-Cellular Therapies, Inc.*	3,109,244
209,945	Natco Pharma Ltd. (India)	2,529,496

		5,638,740

	Real Estate Services 0.8%
63,723	HFF, Inc., Class A	2,520,882

	Regional Banks 2.5%
78,590	Customers Bancorp, Inc.*	2,563,606
161,075	People’s Utah Bancorp	5,226,884

		7,790,490

	Restaurants 2.3%
153,485	Chuy’s Holdings, Inc.*	3,230,859
210,615	Fiesta Restaurant Group, Inc.*	4,001,685

		7,232,544

	Semiconductors 2.1%
78,164	Impinj, Inc.*	3,252,404
42,129	NVE Corp.	3,326,927

		6,579,331

	Systems Software 0.9%
71,862	CyberArk Software Ltd.* (Israel)	2,946,342

	Technology Hardware, Storage & Peripherals 1.5%
742,732	USA Technologies, Inc.*	4,642,075

	Textiles 0.8%
2,406,652	Welspun India Ltd. (India)	2,503,552

	Thrifts & Mortgage Finance 4.6%
78,507	Equitable Group, Inc. (Canada)	3,523,456
676,404	GRUH Finance Ltd. (India)	5,043,000
23,703	LendingTree, Inc.*	5,794,198

		14,360,654

	Total Common Stocks (cost $181,184,148)	304,343,107

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.3%

	Repurchase Agreement 0.3%
$1,061,240	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $1,070,000 of United States Treasury Notes 2.250% due 11/15/24; value: $1,086,386; repurchase proceeds: $1,061,251 (cost $1,061,240)	$1,061,240

	Total Short-Term Investments (cost $1,061,240)	1,061,240

	Total Investments (cost $182,245,388) 98.0%	305,404,347

	Other Assets less Liabilities 2.0%	6,178,903

	NET ASSETS 100.0%	$311,583,250

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2017, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.8
Canada	2.1
France	0.9
Germany	1.0
India	8.4
Ireland	1.0
Israel	2.0
Japan	2.2
Sweden	0.7
United Kingdom	1.3
United States	78.6

TOTAL	100.0%

69

WASATCH MICRO CAP VALUE FUND (WAMVX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 92.8%

	Air Freight & Logistics 1.8%
500,000	Allcargo Logistics Ltd. (India)	$1,304,348
500,000	Radiant Logistics, Inc.*	2,655,000

		3,959,348

	Alternative Carriers 0.9%
187,000	ORBCOMM, Inc.*	1,957,890

	Apparel, Accessories & Luxury Goods 1.0%
95,000	Superior Uniform Group, Inc.	2,175,500

	Application Software 3.7%
37,000	Ebix, Inc.	2,414,250
24,000	ESI Group* (France)	1,133,206
97,000	Everbridge, Inc.*	2,562,740
46,000	Globant S.A.* (Argentina)	1,843,220

		7,953,416

	Asset Management & Custody Banks 1.1%
92,000	Hamilton Lane, Inc., Class A	2,470,200

	Auto Parts & Equipment 1.2%
87,000	Horizon Global Corp.*	1,534,680
128,000	Unique Fabricating, Inc.	1,081,600

		2,616,280

	Biotechnology 0.9%
39,000	Exact Sciences Corp.*	1,837,680

	Brewers 1.0%
700,000	Turk Tuborg Bira ve Malt Sanayii A.S. (Turkey)	2,117,908

	Building Products 1.4%
36,000	Patrick Industries, Inc.*	3,027,600

	Construction & Engineering 1.6%
64,000	NV5 Global, Inc.*	3,497,600

	Construction Materials 0.6%
1,200,000	Low & Bonar plc (United Kingdom)	1,274,339

	Consumer Electronics 1.6%
225,000	ZAGG, Inc.*	3,543,750

	Diversified Banks 1.8%
780,000	City Union Bank Ltd. (India)	1,958,359
3,100,000	East West Banking Corp. (Philippines)	1,980,236

		3,938,595

	Diversified Metals & Mining 1.0%
160,000	Ferroglobe plc (United Kingdom)	2,105,600

	Diversified Support Services 1.1%
1,150,000	Johnson Service Group plc (United Kingdom)	2,272,974

	Education Services 0.7%
200,000	AcadeMedia AB* (Sweden)	1,596,091

	Electronic Equipment & Instruments 2.1%
255,000	Napco Security Technologies, Inc.*	2,473,500
58,000	Optex Group Co., Ltd. (Japan)	2,170,007

		4,643,507

	Electronic Manufacturing Services 1.2%
68,000	Fabrinet*	2,520,080

	Environmental & Facilities Services 0.5%
133,000	Hudson Technologies, Inc.*	1,038,730

Shares		Value

	Food Retail 0.9%
390,000	Majestic Wine plc (United Kingdom)	$1,846,084

	General Merchandise Stores 1.7%
36,000	Ollie’s Bargain Outlet Holdings, Inc.*	1,670,400
36,000	Seria Co. Ltd. (Japan)	1,999,556

		3,669,956

	Health Care Distributors 1.3%
100,761	PetIQ, Inc.*	2,728,608

	Health Care Equipment 3.3%
100,000	Accuray, Inc.*	400,000
90,000	AtriCure, Inc.*	2,013,300
142,000	Oxford Immunotec Global plc*	2,385,600
60,000	Tactile Systems Technology, Inc.*	1,857,000
782,646	Tandem Diabetes Care, Inc.*	571,332

		7,227,232

	Health Care Facilities 1.4%
70,000	Ensign Group, Inc. (The)	1,581,300
70,000	Japan Animal Referral Medical Center Co. Ltd.* (Japan)	1,380,404

		2,961,704

	Health Care Services 2.4%
40,000	LHC Group, Inc.*	2,836,800
63,000	National Research Corp., Class A	2,375,100

		5,211,900

	Health Care Technology 2.3%
90,000	Nexus AG (Germany)	2,818,832
41,000	Omnicell, Inc.*	2,093,050

		4,911,882

	Heavy Electrical Equipment 1.1%
107,000	TPI Composites, Inc.*	2,390,380

	Homebuilding 2.7%
45,000	Installed Building Products, Inc.*	2,916,000
62,000	LGI Homes, Inc.*	3,011,340

		5,927,340

	Home Furnishing Retail 1.2%
85,000	Select Comfort Corp.*	2,639,250

	Hotels, Resorts & Cruise Lines 1.5%
400,000	Byke Hospitality Ltd. (The) (India)	1,056,644
242,600	Red Lion Hotels Corp.*	2,098,490

		3,155,134

	Housewares & Specialties 0.1%
79,137	OurPet’s Co.*	142,447

	Human Resource & Employment Services 0.8%
105,034	BG Staffing, Inc.	1,738,313

	Industrial Machinery 3.2%
24,000	John Bean Technologies Corp.	2,426,400
85,000	Kornit Digital Ltd.* (Israel)	1,300,500
60,456	Taylor Devices, Inc.*	707,940
96,000	va-Q-tec AG* (Germany)	2,584,107

		7,018,947

	Industrial REITs 1.0%
132,489	Monmouth Real Estate Investment Corp.	2,144,997

	Integrated Telecommunication Services 1.1%
220,000	Ooma, Inc.*	2,321,000

	Internet & Direct Marketing Retail 0.6%
334,166	ePrice S.p.A. (Italy)	1,212,499

70

SEPTEMBER 30, 2017

Shares		Value

	Internet Software & Services 3.0%
89,000	Rakus Co. Ltd. (Japan)	$1,637,236
86,000	Reis, Inc.	1,548,000
55,000	Tucows, Inc., Class A*	3,220,250

		6,405,486

	Leisure Products 0.9%
110,000	Nautilus, Inc.*	1,859,000

	Life & Health Insurance 1.0%
42,000	Kansas City Life Insurance Co.	2,069,970

	Life Sciences Tools & Services 0.8%
555,000	Horizon Discovery Group plc* (United Kingdom)	1,688,198

	Mortgage REITs 1.0%
260,000	Arbor Realty Trust, Inc.	2,132,000

	Oil & Gas Exploration & Production 0.8%
148,000	Earthstone Energy, Inc., Class A*	1,626,520

	Packaged Foods & Meats 3.5%
85,000	Bombay Burmah Trading Co. (India)	1,659,140
152,000	Freshpet, Inc.*	2,378,800
1,800,000	Kawan Food BHD (Malaysia)	1,453,641
2,700,000	Yihai International Holding Ltd. (China)	2,163,705

		7,655,286

	Personal Products 0.8%
120,000	Sarantis S.A. (Greece)	1,757,249

	Pharmaceuticals 1.0%
140,000	Intra-Cellular Therapies, Inc.*	2,209,200

	Property & Casualty Insurance 2.5%
150,000	Atlas Financial Holdings, Inc.*	2,835,000
158,000	Kingstone Cos., Inc.	2,575,400

		5,410,400

	Real Estate Operating Companies 0.8%
133,000	Japan Property Management Center Co. Ltd. (Japan)	1,816,672

	Regional Banks 11.6%
69,000	Bankwell Financial Group, Inc.	2,548,860
111,000	Blue Hills Bancorp, Inc.	2,131,200
80,839	Capstar Financial Holdings, Inc.*	1,582,827
45,000	Customers Bancorp, Inc.*	1,467,900
200,000	Esquire Financial Holdings, Inc.*	3,218,000
85,000	First of Long Island Corp. (The)	2,588,250
92,911	Investar Holding Corp.	2,239,155
76,000	People’s Utah Bancorp	2,466,200
99,000	SmartFinancial, Inc.*	2,381,940
71,713	Sound Financial Bancorp, Inc.	2,398,800
90,000	Sunshine Bancorp, Inc.*	2,091,600

		25,114,732

	Restaurants 0.6%
300,000	Collins Foods Ltd. (Australia)	1,376,622

	Semiconductor Equipment 0.7%
103,000	PDF Solutions, Inc.*	1,595,470

	Semiconductors 2.1%
145,000	Tower Semiconductor Ltd.* (Israel)	4,458,750

	Specialty Chemicals 1.5%
115,000	Ferro Corp.*	2,564,500
150,000	Flotek Industries, Inc.*	697,500

		3,262,000

	Systems Software 0.2%
80,000	Attunity Ltd.* (Israel)	540,800

Shares		Value

	Technology Hardware, Storage & Peripherals 2.2%
25,000	MGI Digital Graphic Technology* (France)	$1,571,927
510,000	USA Technologies, Inc.*	3,187,500

		4,759,427

	Textiles 1.1%
2,100,000	Best Pacific International Holdings Ltd. (China)	1,182,856
1,200,000	Welspun India Ltd. (India)	1,248,316

		2,431,172

	Thrifts & Mortgage Finance 3.6%
131,000	Beneficial Bancorp, Inc.	2,174,600
109,000	BofI Holding, Inc.*	3,103,230
2,343	Entegra Financial Corp.*	58,458
360,000	Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	2,460,239

		7,796,527

	Trading Companies & Distributors 1.3%
48,000	SiteOne Landscape Supply, Inc.*	2,788,800

	Total Common Stocks (cost $133,133,365)	200,549,042

	CONVERTIBLE PREFERRED STOCKS 0.7%

	Oil & Gas Refining & Marketing 0.7%
563,807	Vertex Energy, Inc., Pfd., 6.00% PIK Series B*** †	1,460,260

	Total Convertible Preferred Stocks (cost $1,652,801)	1,460,260

	RIGHTS 0.2%

	Health Care Supplies 0.0%
375,000	Synergetics USA, Inc.* *** †	18,750

	Pharmaceuticals 0.2%
1	Acetylon Pharmaceuticals, Inc.* *** †	326,356
1	Acetylon Pharmaceuticals, Inc.* *** †	—

		326,356

	Total Rights (cost $71,250)	345,106

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals, LLC* *** †	51,476

	Total Limited Liability Company Membership Interest (cost $30,001)	51,476

	WARRANTS 0.0%

	Oil & Gas Refining & Marketing 0.0%
250,000	Vertex Energy, Inc., expiring 12/24/2020* *** †	2,500

	Total Warrants (cost $95,000)	2,500

71

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.7%

	Repurchase Agreement 6.7%
$14,565,031	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $14,635,000 of United States Treasury Notes 2.250% due 11/15/24; value: $14,859,120; repurchase proceeds: $14,565,177 (cost $14,565,031)	$14,565,031

	Total Short-Term Investments (cost $14,565,031)	14,565,031

	Total Investments (cost $149,547,448) 100.4%	216,973,415

	Liabilities less Other Assets (0.4%)	(886,191)

	NET ASSETS 100.0%	$216,087,224

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

PIK Payment in kind.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2017, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	0.9
Australia	0.7
China	1.6
France	1.3
Germany	2.7
Greece	0.9
India	3.6
Israel	3.1
Italy	0.6
Japan	4.4
Malaysia	0.7
Philippines	1.0
Sweden	0.8
Turkey	1.0
United Kingdom	5.8
United States	70.9

TOTAL	100.0%

72

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 94.8%

	Aerospace & Defense 3.0%
671,835	HEICO Corp., Class A	$51,193,827

	Air Freight & Logistics 1.9%
23,918,023	Aramex PJSC (United Arab Emirates)	32,432,542

	Airlines 2.2%
140,778	Allegiant Travel Co.	18,540,462
584,085	Spirit Airlines, Inc.*	19,514,280

		38,054,742

	Application Software 10.8%
1,501,652	Callidus Software, Inc.*	37,015,722
344,774	Globant S.A.* (Argentina)	13,815,094
286,302	HubSpot, Inc.*	24,063,683
420,349	Paylocity Holding Corp.*	20,521,438
316,789	Ultimate Software Group, Inc. (The)*	60,063,194
936,169	Zendesk, Inc.*	27,251,880

		182,731,011

	Automotive Retail 2.2%
656,134	Monro, Inc.	36,776,311

	Biotechnology 9.8%
2,124,073	Abcam plc (United Kingdom)	29,031,817
1,086,829	ChemoCentryx, Inc.*	8,064,271
299,624	Cytokinetics, Inc.*	4,344,548
339,894	Esperion Therapeutics, Inc.*	17,035,487
596,206	Exact Sciences Corp.*	28,093,227
477,149	Flexion Therapeutics, Inc.*	11,537,463
1,218,886	Inovio Pharmaceuticals, Inc.*	7,727,737
346,891	Juno Therapeutics, Inc.*	15,561,530
546,626	MacroGenics, Inc.*	10,101,649
1,463,102	Sangamo Therapeutics Inc.*	21,946,530
227,469	Seattle Genetics, Inc.*	12,376,588

		165,820,847

	Building Products 1.1%
518,240	AAON, Inc.	17,866,324

	Diversified Banks 1.2%
3,778,620	Yes Bank Ltd. (India)	20,206,246

	Diversified Support Services 4.1%
2,040,848	Copart, Inc.*	70,143,946

	Drug Retail 1.6%
119,229	Cosmos Pharmaceutical Corp. (Japan)	26,616,596

	Food Distributors 1.1%
944,388	Chefs’ Warehouse, Inc. (The)*	18,226,688

	General Merchandise Stores 2.4%
861,512	Ollie’s Bargain Outlet Holdings, Inc.*	39,974,157

	Health Care Equipment 0.9%
161,783	Cantel Medical Corp.	15,235,105

	Health Care Facilities 2.0%
1,533,765	Ensign Group, Inc. (The)	34,647,751

	Health Care Supplies 0.2%
49,843	Neogen Corp.*	3,860,839

	Industrial Machinery 3.8%
242,595	Barnes Group, Inc.	17,088,392
278,819	RBC Bearings, Inc.*	34,894,198
214,721	Sun Hydraulics Corp.	11,594,934

		63,577,524

Shares		Value

	Internet & Direct Marketing Retail 3.1%
504,651	MakeMyTrip Ltd.* (India)	$14,508,716
344,121	Wayfair, Inc., Class A*	23,193,756
86,482	zooplus AG* (Germany)	14,565,368

		52,267,840

	Internet Software & Services 4.5%
763,021	Cornerstone OnDemand, Inc.*	30,986,283
514,655	Envestnet, Inc.*	26,247,405
1,183,084	TrueCar, Inc.*	18,680,896

		75,914,584

	IT Consulting & Other Services 1.3%
462,364	Luxoft Holding, Inc.* (Switzerland)	22,100,999

	Life Sciences Tools & Services 3.9%
576,523	ICON plc* (Ireland)	65,654,439

	Managed Health Care 2.0%
654,195	HealthEquity, Inc.*	33,089,183

	Personal Products 0.5%
546,807	Colgate-Palmolive India Ltd. (India)	8,832,875

	Pharmaceuticals 0.7%
792,780	Intra-Cellular Therapies, Inc.*	12,510,068

	Real Estate Services 1.4%
581,081	HFF, Inc., Class A	22,987,564

	Regional Banks 8.5%
585,554	Eagle Bancorp, Inc.*	39,261,396
887,886	Metro Bank plc* (United Kingdom)	40,214,114
512,849	Pinnacle Financial Partners, Inc.	34,335,241
357,628	Texas Capital Bancshares, Inc.*	30,684,482

		144,495,233

	Restaurants 1.9%
608,786	Chuy’s Holdings, Inc.*	12,814,945
986,342	Fiesta Restaurant Group, Inc.*	18,740,498

		31,555,443

	Semiconductors 4.8%
744,289	Cavium, Inc.*	49,078,417
307,942	Monolithic Power Systems, Inc.	32,811,220

		81,889,637

	Specialty Stores 1.9%
571,541	Five Below, Inc.*	31,366,170

	Systems Software 4.9%
457,258	CyberArk Software Ltd.* (Israel)	18,747,578
659,966	Fortinet, Inc.*	23,653,181
261,834	Proofpoint, Inc.*	22,837,162
1,016,263	Rapid7, Inc.*	17,886,229

		83,124,150

	Trading Companies & Distributors 2.3%
666,218	WESCO International, Inc.*	38,807,199

	Trucking 4.8%
1,962,710	Knight-Swift Transportation Holdings, Inc.*	81,550,601

	Total Common Stocks (cost $983,230,458)	1,603,510,441

73

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Shares		Value

	PREFERRED STOCKS 2.7%

	Biotechnology 0.1%
677,966	Nanosys, Inc., Series D Pfd.* *** †	$1,275,390
161,519	Nanosys, Inc., Series E Pfd.* *** †	204,305

		1,479,695

	Oil & Gas Equipment & Services 0.7%
5,818,582	Drilling Info Holdings, Inc., 0.64%, Series B Pfd.*** †	11,697,096

	Systems Software 1.9%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	6,397,861
33,296	DocuSign, Inc., Series B Pfd.* *** †	639,616
9,974	DocuSign, Inc., Series B-1 Pfd.* *** †	191,601
23,905	DocuSign, Inc., Series D Pfd.* *** †	459,215
618,152	DocuSign, Inc., Series E Pfd.* *** †	11,874,700
157,124	DocuSign, Inc., Series F Pfd.* *** †	3,018,352
505,604	ForeScout Technologies, Inc., Series G* *** †	9,116,040

		31,697,385

	Total Preferred Stocks (cost $40,472,297)	44,874,176

	LIMITED PARTNERSHIP INTEREST 0.2%

	Asset Management & Custody Banks 0.2%
	Greenspring Global Partners II-B, L.P.* *** †	2,155,108
	Greenspring Global Partners III-B, L.P.* *** †	1,090,237

		3,245,345

	Total Limited Partnership Interest (cost $2,891,579)	3,245,345

Principal Amount		Value
	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$35,091,465	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $35,505,000 of United States Treasury Notes 2.000% due 2/15/25; value: $10,258,906; United States Treasury Notes 2.250% due 11/15/24; value: $25,535,147; repurchase proceeds: $35,091,816 (cost $35,091,465)	$35,091,465

	Total Short-Term Investments (cost $35,091,465)	35,091,465

	Total Investments (cost $1,061,685,799) 99.8%	1,686,721,427

	Other Assets less Liabilities 0.2%	4,223,621

	NET ASSETS 100.0%	$1,690,945,048

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

See Notes to Financial Statements.

At September 30, 2017, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	0.8
Germany	0.9
India	2.6
Ireland	4.0
Israel	1.1
Japan	1.6
Switzerland	1.4
United Arab Emirates	2.0
United Kingdom	4.2
United States	81.4

TOTAL	100.0%

74

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.0%

	Aerospace & Defense 2.6%
124,277	HEICO Corp., Class A	$9,469,907

	Airlines 2.7%
45,167	Allegiant Travel Co.	5,948,494
115,438	Spirit Airlines, Inc.*	3,856,783

		9,805,277

	Application Software 3.5%
135,797	Ebix, Inc.	8,860,754
98,749	Globant S.A.* (Argentina)	3,956,873

		12,817,627

	Asset Management & Custody Banks 2.5%
115,573	Artisan Partners Asset Management, Inc., Class A	3,767,680
205,593	Hamilton Lane, Inc., Class A	5,520,172

		9,287,852

	Auto Parts & Equipment 1.4%
70,448	Dorman Products, Inc.*	5,045,486

	Automotive Retail 4.0%
30,745	Lithia Motors, Inc., Class A	3,698,931
201,392	Monro, Inc.	11,288,022

		14,986,953

	Biotechnology 1.2%
94,666	Exact Sciences Corp.*	4,460,662

	Consumer Electronics 2.1%
492,928	ZAGG, Inc.*	7,763,616

	Consumer Finance 1.9%
14,307	Credit Acceptance Corp.*	4,008,392
101,095	PRA Group, Inc.*	2,896,372

		6,904,764

	Data Processing & Outsourced Services 2.0%
78,970	Euronet Worldwide, Inc.*	7,485,566

	Diversified Banks 2.1%
1,624,218	City Union Bank Ltd. (India)	4,077,951
697,790	Yes Bank Ltd. (India)	3,731,446

		7,809,397

	Diversified Support Services 1.7%
184,588	Copart, Inc.*	6,344,290

	Electronic Manufacturing Services 2.0%
202,593	Fabrinet*	7,508,097

	Health Care Facilities 2.9%
480,203	Ensign Group, Inc. (The)	10,847,786

	Health Care REITs 4.0%
332,891	CareTrust REIT, Inc.	6,338,244
387,286	Sabra Health Care REIT, Inc.	8,497,055

		14,835,299

	Health Care Services 2.0%
104,253	LHC Group, Inc.*	7,393,623

	Homebuilding 2.3%
178,826	LGI Homes, Inc.*	8,685,579

	Home Furnishing Retail 2.7%
327,126	Select Comfort Corp.*	10,157,262

	Hotel & Resort REITs 1.7%
400,251	Summit Hotel Properties, Inc.	6,400,014

Shares		Value

	Industrial Machinery 2.9%
222,571	Altra Industrial Motion Corp.	$10,705,665

	Industrial REITs 2.0%
454,227	Monmouth Real Estate Investment Corp.	7,353,935

	Internet Software & Services 3.7%
74,398	Cimpress N.V.*	7,265,709
30,827	Stamps.com, Inc.*	6,247,091

		13,512,800

	IT Consulting & Other Services 2.2%
285,068	Hackett Group, Inc. (The)	4,330,183
79,137	Luxoft Holding, Inc.* (Switzerland)	3,782,749

		8,112,932

	Life Sciences Tools & Services 1.9%
60,141	ICON plc* (Ireland)	6,848,857

	Mortgage REITs 4.7%
1,239,847	Arbor Realty Trust, Inc.	10,166,745
845,058	MFA Financial, Inc.	7,402,708

		17,569,453

	Oil & Gas Exploration & Production 2.3%
414,117	Earthstone Energy, Inc., Class A*	4,551,146
1,767,994	Gran Tierra Energy, Inc.* (Colombia)	4,031,026

		8,582,172

	Oil & Gas Refining & Marketing 0.8%
90,640	World Fuel Services Corp.	3,073,602

	Personal Products 1.4%
81,129	Nu Skin Enterprises, Inc., Class A	4,987,811

	Property & Casualty Insurance 1.9%
378,038	Atlas Financial Holdings, Inc.*	7,144,918

	Regional Banks 12.2%
186,498	Customers Bancorp, Inc.*	6,083,565
311,769	First of Long Island Corp. (The)	9,493,366
127,452	Pinnacle Financial Partners, Inc.	8,532,911
101,509	Prosperity Bancshares, Inc.	6,672,187
162,517	State Bank Financial Corp.	4,656,112
187,319	Webster Financial Corp.	9,843,613

		45,281,754

	Restaurants 1.4%
265,299	Fiesta Restaurant Group, Inc.*	5,040,681

	Semiconductors 4.4%
103,921	Cavium, Inc.*	6,852,551
306,448	Tower Semiconductor Ltd.* (Israel)	9,423,276

		16,275,827

	Specialty Chemicals 2.0%
121,929	Innospec, Inc.	7,516,923

	Thrifts & Mortgage Finance 2.1%
274,749	BofI Holding, Inc.*	7,822,104

	Trading Companies & Distributors 2.3%
149,128	WESCO International, Inc.*	8,686,706

	Trucking 4.5%
277,370	Knight-Swift Transportation Holdings, Inc.*	11,524,723
46,705	Old Dominion Freight Line, Inc.	5,142,688

		16,667,411

	Total Common Stocks (cost $269,890,643)	363,192,608

75

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Shares		Value

	LIMITED PARTNERSHIP INTEREST 1.4%

	Oil & Gas Storage & Transportation 1.4%
167,821	Delek Logistics Partners L.P.	$5,244,406

	Total Limited Partnership Interest (cost $5,983,651)	5,244,406

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
$3,047,345	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $3,065,000 of United States Treasury Notes 2.250% due 11/15/24; value: $3,111,937; repurchase proceeds: $3,047,376 (cost $3,047,345)	$3,047,345

	Total Short-Term Investments (cost $3,047,345)	3,047,345

	Total Investments (cost $278,921,639) 100.2%	371,484,359

	Liabilities less Other Assets (0.2%)	(834,911)

	NET ASSETS 100.0%	$370,649,448

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2017, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.1
Colombia	1.1
India	2.1
Ireland	1.9
Israel	2.5
Switzerland	1.0
United States	90.3

TOTAL	100.0%

76

WASATCH STRATEGIC INCOME FUND (WASIX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 75.3%

	Air Freight & Logistics 1.0%
2,000	FedEx Corp.	$451,160

	Apparel Retail 0.7%
4,905	Ross Stores, Inc.	316,716

	Asset Management & Custody Banks 6.4%
34,124	Alcentra Capital Corp.	365,468
3,964	Ameriprise Financial, Inc.	588,694
64,528	Ares Capital Corp.	1,057,614
3,413	Hercules Capital, Inc.	44,028
92,913	Medallion Financial Corp.	201,621
31,859	Medley Capital Corp.	190,198
30,134	Triangle Capital Corp.	430,313

		2,877,936

	Broadcasting 3.5%
26,860	CBS Corp., Class B	1,557,880

	Cable & Satellite 5.8%
68,476	Comcast Corp., Class A	2,634,956

	Consumer Finance 2.5%
4,900	American Express Co.	443,254
10,289	Discover Financial Services	663,435

		1,106,689

	Data Processing & Outsourced Services 7.8%
12,485	MasterCard, Inc., Class A	1,762,882
16,525	Visa, Inc., Class A	1,739,091

		3,501,973

	Diversified REITs 3.0%
35,540	Colony NorthStar, Inc., Class A	446,382
100	Spirit Realty Capital, Inc.	857
355,714	Star Asia Capital Corp Ltd.* *** †	885,728

		1,332,967

	Drug Retail 7.0%
17,772	CVS Health Corp.	1,445,219
22,029	Walgreens Boots Alliance, Inc.	1,701,079

		3,146,298

	Fertilizers & Agricultural Chemicals 2.0%
7,579	Monsanto Co.	908,116

	Financial Exchanges & Data 0.3%
1,091	MSCI, Inc., Class A	127,538
300	OTC Markets Group, Inc.	8,850

		136,388

	General Merchandise Stores 0.0%
100	Dollarama, Inc. (Canada)	10,942

	Health Care Distributors 1.1%
3,347	McKesson Corp.	514,133

	Home Improvement Retail 2.4%
6,500	Home Depot, Inc. (The)	1,063,140

	Hotels, Resorts & Cruise Lines 1.5%
33,600	Extended Stay America, Inc.**	672,000

	Industrial Conglomerates 0.1%
436	Siemens AG (Germany)	61,425

	Industrial Machinery 0.5%
1,500	Snap-on, Inc.	223,515

Shares		Value

	Integrated Oil & Gas 3.9%
50,023	Suncor Energy, Inc. (Canada)	$1,753,160

	IT Consulting & Other Services 1.1%
7,000	Cognizant Technology Solutions Corp., Class A	507,780

	Managed Health Care 0.5%
1,165	UnitedHealth Group, Inc.	228,165

	Mortgage REITs 8.8%
109,990	Arbor Realty Trust, Inc.	901,918
28,250	Blackstone Mortgage Trust, Inc., Class A	876,315
61,400	Great Ajax Corp.	865,126
41,092	Resource Capital Corp.	442,972
40,300	Starwood Property Trust, Inc.	875,316

		3,961,647

	Movies & Entertainment 0.5%
2,250	Walt Disney Co. (The)	221,782

	Personal Products 4.0%
14,761	Herbalife Ltd.*	1,001,239
13,271	Nu Skin Enterprises, Inc., Class A	815,901

		1,817,140

	Railroads 3.0%
16,167	Canadian National Railway Co. (Canada)	1,339,487

	Retail REITs 1.0%
2,785	Simon Property Group, Inc.	448,413

	Semiconductors 2.5%
12,600	Microchip Technology, Inc.	1,131,228

	Soft Drinks 1.9%
9,592	Dr Pepper Snapple Group, Inc.	848,604

	Specialty Stores 1.2%
8,400	Tractor Supply Co.	531,636

	Technology Hardware, Storage & Peripherals 0.0%
81	Apple, Inc.	12,484

	Trading Companies & Distributors 1.3%
4,530	MSC Industrial Direct Co., Inc., Class A	342,332
1,449	W.W. Grainger, Inc.	260,458

		602,790

	Total Common Stocks (cost $27,002,414)	33,920,550

	LIMITED PARTNERSHIP INTEREST 8.6%
	Asset Management & Custody Banks 4.1%
26,720	Blackstone Group L.P. (The)	891,646
45,394	KKR & Co. L.P.	922,860

		1,814,506

	Oil & Gas Storage & Transportation 4.5%
19,800	Golar LNG Partners L.P.	459,954
21,971	Magellan Midstream Partners L.P.	1,561,259

		2,021,213

	Total Limited Partnership Interest (cost $3,552,104)	3,835,719

77

WASATCH STRATEGIC INCOME FUND (WASIX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Shares		Value

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Asset Management & Custody Banks 0.0%
100	Ellington Financial, LLC	$1,579

	Total Limited Liability Company Membership Interest (cost $1,601)	1,579

Principal Amount		Value

	SHORT-TERM INVESTMENTS 15.9%

	Repurchase Agreement 15.9%
$7,174,334	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $7,335,000 of United States Treasury Notes 2.250% due 2/15/27; value: $7,322,303; repurchase proceeds: $7,174,405 (cost $7,174,334)	$7,174,334

	Total Short-Term Investments (cost $7,174,334)	7,174,334

	Total Investments (cost $37,730,453) 99.8%	44,932,182

	Other Assets less Liabilities 0.2%	112,520

	NET ASSETS 100.0%	$45,044,702

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2017, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	8.2
Germany	0.2
United States	91.6

TOTAL	100.0%

78

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 92.4%

	Application Software 8.7%
28,694	HubSpot, Inc.*	$2,411,731
56,605	Paylocity Holding Corp.*	2,763,456
15,627	Ultimate Software Group, Inc. (The)*	2,962,879
55,090	Zendesk, Inc.*	1,603,670

		9,741,736

	Automotive Retail 1.5%
30,012	Monro, Inc.	1,682,173

	Biotechnology 11.9%
513,577	Argos Therapeutics, Inc.*	92,187
101,022	ChemoCentryx, Inc.*	749,583
68,922	Cytokinetics, Inc.*	999,369
19,667	Esperion Therapeutics, Inc.*	985,710
49,879	Exact Sciences Corp.*	2,350,299
23,588	Flexion Therapeutics, Inc.*	570,358
181,199	Inovio Pharmaceuticals, Inc.*	1,148,802
14,709	Juno Therapeutics, Inc.*	659,846
30,665	MacroGenics, Inc.*	566,689
185,224	MEI Pharma, Inc.*	496,400
183,949	Sangamo Therapeutics Inc.*	2,759,235
28,756	Seattle Genetics, Inc.*	1,564,614
19,388	Selecta Biosciences, Inc.*	353,831

		13,296,923

	Building Products 1.7%
21,260	Trex Co., Inc.*	1,914,888

	Communications Equipment 1.2%
9,105	Palo Alto Networks, Inc.*	1,312,030

	Department Stores 1.6%
82,194	V-Mart Retail Ltd. (India)	1,811,993

	Diversified Banks 2.7%
599,262	City Union Bank Ltd. (India)	1,504,577
271,285	Yes Bank Ltd. (India)	1,450,702

		2,955,279

	Electronic Manufacturing Services 1.8%
10,930	IPG Photonics Corp.*	2,022,706

	Environmental & Facilities Services 2.5%
40,156	Waste Connections, Inc.	2,809,314

	General Merchandise Stores 0.9%
20,491	Ollie’s Bargain Outlet Holdings, Inc.*	950,782

	Health Care Equipment 7.2%
83,474	AtriCure, Inc.*	1,867,313
104,009	Entellus Medical, Inc.*	1,920,006
72,201	Obalon Therapeutics, Inc.*	688,076
171,035	Oxford Immunotec Global plc*	2,873,388
906,398	Tandem Diabetes Care, Inc.*	661,671

		8,010,454

	Health Care Services 0.4%
37,343	Dr. Lal PathLabs Ltd. (India)	454,525

	Health Care Technology 1.5%
20,780	Medidata Solutions, Inc.*	1,622,087

	Homebuilding 4.1%
24,796	Installed Building Products, Inc.*	1,606,781
60,927	LGI Homes, Inc.*	2,959,224

		4,566,005

Shares		Value

	Industrial Machinery 3.7%
11,428	Barnes Group, Inc.	$804,989
98,864	Kornit Digital Ltd.* (Israel)	1,512,619
22,587	Proto Labs, Inc.*	1,813,736

		4,131,344

	Industrial REITs 1.6%
109,047	Monmouth Real Estate Investment Corp.	1,765,471

	Internet & Direct Marketing Retail 3.7%
50,030	MakeMyTrip Ltd.* (India)	1,438,363
19,595	Wayfair, Inc., Class A*	1,320,703
8,021	zooplus AG* (Germany)	1,350,903

		4,109,969

	Internet Software & Services 5.8%
52,675	Cornerstone OnDemand, Inc.*	2,139,132
66,649	Instructure, Inc.*	2,209,414
49,913	Reis, Inc.	898,434
22,213	SPS Commerce, Inc.*	1,259,699

		6,506,679

	IT Consulting & Other Services 1.3%
30,259	Luxoft Holding, Inc.* (Switzerland)	1,446,380

	Life Sciences Tools & Services 0.7%
251,025	Horizon Discovery Group plc* (United Kingdom)	763,567

	Managed Health Care 1.7%
38,383	HealthEquity, Inc.*	1,941,412

	Packaged Foods & Meats 2.6%
184,070	Freshpet, Inc.*	2,880,695

	Pharmaceuticals 1.6%
87,835	Auris Medical Holding AG* (Switzerland)	72,025
107,381	Egalet Corp.*	137,448
97,685	Intra-Cellular Therapies, Inc.*	1,541,469

		1,750,942

	Regional Banks 6.2%
23,704	Bank of the Ozarks, Inc.	1,138,977
24,264	Customers Bancorp, Inc.*	791,492
18,489	Eagle Bancorp, Inc.*	1,239,687
40,996	Metro Bank plc* (United Kingdom)	1,856,790
27,338	Pinnacle Financial Partners, Inc.	1,830,279

		6,857,225

	Restaurants 2.7%
49,638	Chuy’s Holdings, Inc.*	1,044,880
81,337	Habit Restaurants, Inc. (The)*	1,061,448
69,679	Zoe’s Kitchen, Inc.*	880,045

		2,986,373

	Semiconductor Equipment 1.8%
132,481	PDF Solutions, Inc.*	2,052,131

	Semiconductors 5.4%
25,599	Cavium, Inc.*	1,687,998
18,107	Monolithic Power Systems, Inc.	1,929,301
13,668	NVE Corp.	1,079,362
18,426	Power Integrations, Inc.	1,348,783

		6,045,444

	Specialty Chemicals 2.1%
19,176	Balchem Corp.	1,558,817
411,433	EcoSynthetix, Inc.* (Canada)	745,212

		2,304,029

79

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Shares		Value

	Specialty Stores 1.1%
22,232	Five Below, Inc.*	$1,220,092

	Systems Software 1.5%
32,734	Qualys, Inc.*	1,695,621

	Trucking 1.2%
31,152	Knight-Swift Transportation Holdings, Inc.*	1,294,366

	Total Common Stocks (cost $68,616,894)	102,902,635

	LIMITED PARTNERSHIP INTEREST 2.7%

	Asset Management & Custody Banks 2.7%
	Greenspring Global Partners II-B, L.P.* *** †	1,939,589
	Greenspring Global Partners III-B, L.P.* *** †	1,090,237

		3,029,826

	Total Limited Partnership Interest (cost $2,683,719)	3,029,826

	PREFERRED STOCKS 1.4%

	Biotechnology 0.3%
169,492	Nanosys, Inc., Series D Pfd.* *** †	318,848
40,380	Nanosys, Inc., Series E Pfd.* *** †	51,077

		369,925

	Health Care Technology 0.3%
253,064	Data Sciences International, Inc., 5.05%, Series B Pfd.*** †	265,717

	Oil & Gas Equipment & Services 0.8%
435,920	Drilling Info Holdings, Inc., 0.64%, Series B Pfd.*** †	876,330

	Total Preferred Stocks (cost $1,866,600)	1,511,972

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.7%
$807,568	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $815,000 of United States Treasury Notes 2.250% due 11/15/24; value: $827,481; repurchase proceeds: $807,576 (cost $807,568)	$807,568

	Total Short-Term Investments (cost $807,568)	807,568

	Total Investments (cost $73,974,781) 97.2%	108,252,001

	Other Assets less Liabilities 2.8%	3,113,622

	NET ASSETS 100.0%	$111,365,623

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

See Notes to Financial Statements.

At September 30, 2017, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	0.7
Germany	1.3
India	6.2
Israel	1.4
Switzerland	1.4
United Kingdom	2.4
United States	86.6

TOTAL	100.0%

80

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 85.0%

	Advertising 0.1%
4,500	Interpublic Group of Cos., Inc. (The)	$93,555

	Aerospace & Defense 0.9%
135,599	Avon Rubber plc (United Kingdom)	1,703,462

	Agricultural Products 0.9%
35,000	Kaneko Seeds Co. Ltd. (Japan)	483,359
47,000	Sakata Seed Corp. (Japan)	1,336,592

		1,819,951

	Air Freight & Logistics 0.5%
4,726	FedEx Corp.	1,066,091

	Alternative Carriers 2.0%
480,416	Gamma Communications plc (United Kingdom)	3,830,355

	Application Software 0.8%
4,100	Splunk, Inc.*	272,363
235,000	Tracsis plc (United Kingdom)	1,377,687

		1,650,050

	Asset Management & Custody Banks 0.2%
710	BlackRock, Inc.	317,434
117,800	Tarpon Investimentos S.A. (Brazil)	149,521

		466,955

	Auto Parts & Equipment 0.5%
59,060	Brembo S.p.A. (Italy)	999,579

	Automotive Retail 0.3%
11,232	Penske Automotive Group, Inc.	534,306

	Biotechnology 1.8%
59,382	Abcam plc (United Kingdom)	811,633
53,244	Bioventix plc (United Kingdom)	1,953,122
77,228	MDxHealth* (Belgium)	431,735
6,600	Myriad Genetics, Inc.*	238,788
2,000	PeptiDream, Inc.* (Japan)	61,675

		3,496,953

	Broadcasting 1.0%
29,841	CBS Corp., Class B	1,730,778
11,462	Discovery Communications, Inc., Class A*	244,026

		1,974,804

	Cable & Satellite 1.9%
94,168	Comcast Corp., Class A	3,623,585

	Construction Machinery & Heavy Trucks 0.3%
31,900	Morita Holdings Corp. (Japan)	495,828

	Consumer Electronics 2.3%
85,300	Sony Corp. (Japan)	3,173,213
486,318	Sprue Aegis plc (United Kingdom)	1,352,207

		4,525,420

	Consumer Finance 1.7%
6,063	Discover Financial Services	390,942
17,985	Encore Capital Group, Inc.*	796,736
24,452	PRA Group, Inc.*	700,550
132,300	SLM Corp.*	1,517,481

		3,405,709

	Data Processing & Outsourced Services 4.1%
12,200	MasterCard, Inc., Class A	1,722,640
59,376	PayPal Holdings, Inc.*	3,801,845
15,775	Visa, Inc., Class A	1,660,161
7,742	Wirecard AG (Germany)	708,323

		7,892,969

Shares		Value

	Diversified Banks 0.1%
8,000	HDFC Bank Ltd. (India)	$220,459

	Drug Retail 1.0%
26,225	Walgreens Boots Alliance, Inc.	2,025,095

	Education Services 1.1%
173,400	Kroton Educacional S.A. (Brazil)	1,097,728
31,283	TAL Education Group ADR (China)	1,054,550

		2,152,278

	Electrical Components & Equipment 0.6%
753,789	Enphase Energy, Inc.*	1,145,759

	Electronic Equipment & Instruments 3.6%
15,019	Barco N.V. (Belgium)	1,620,485
895,907	Catapult Group International Ltd.* (Australia)	913,574
840,000	Eroad Ltd.* (New Zealand)	1,334,811
110,767	Evertz Technologies Ltd. (Canada)	1,545,545
842	GEA (France)	88,300
2,900	KEYENCE Corp. (Japan)	1,539,880

		7,042,595

	Fertilizers & Agricultural Chemicals 0.5%
8,500	Monsanto Co.	1,018,470

	Food Retail 2.5%
1,044,704	Majestic Wine plc (United Kingdom)	4,945,156

	Health Care Distributors 0.3%
3,573	McKesson Corp.	548,849

	Health Care Equipment 3.6%
175,500	Accuray, Inc.*	702,000
27,426	bioMérieux (France)	2,232,407
35,760	DiaSorin S.p.A. (Italy)	3,188,876
40,400	Nihon Kohden Corp. (Japan)	873,164

		6,996,447

	Health Care Facilities 0.8%
74,000	Japan Animal Referral Medical Center Co. Ltd.* (Japan)	1,459,285

	Health Care Services 0.8%
63,816	BML, Inc. (Japan)	1,365,076
5,111	MEDNAX, Inc.*	220,386

		1,585,462

	Health Care Supplies 5.2%
614,279	Advanced Medical Solutions Group plc (United Kingdom)	2,385,029
29,673	Guerbet (France)	2,763,558
74,700	Menicon Co. Ltd. (Japan)	2,954,144
976,000	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	690,931
378,467	Tristel plc (United Kingdom)	1,331,257

		10,124,919

	Health Care Technology 4.8%
148,186	Computer Programs and Systems, Inc.	4,378,896
96,612	Nexus AG (Germany)	3,025,923
43,980	RaySearch Laboratories AB* (Sweden)	936,848
23,570	Software Service, Inc. (Japan)	1,049,417

		9,391,084

	Home Entertainment Software 3.9%
9,000	Electronic Arts, Inc.*	1,062,540
11,700	Nintendo Co. Ltd. (Japan)	4,321,280
22,079	Take-Two Interactive Software, Inc.*	2,257,136

		7,640,956

81

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)

Schedule of Investments (continued)

Shares		Value

	Home Improvement Retail 1.5%
94,400	Arcland Sakamoto Co. Ltd. (Japan)	$1,421,977
6,046	Home Depot, Inc. (The)	988,884
6,439,800	PT Ace Hardware Indonesia Tbk (Indonesia)	580,916

		2,991,777

	Household Appliances 2.5%
74,000	SodaStream International Ltd.* (Israel)	4,917,300

	Housewares & Specialties 0.0%
47,522	OurPet’s Co.*	85,540

	Hypermarkets & Super Centers 3.0%
36,075	Costco Wholesale Corp.	5,926,762

	Industrial Machinery 3.1%
26,000	Iwaki Co. Ltd. (Japan)	688,327
132,518	Kornit Digital Ltd.* (Israel)	2,027,525
165,898	Porvair plc (United Kingdom)	1,067,056
1,005,392	Skellerup Holdings Ltd. (New Zealand)	1,227,269
9,000	SLM Solutions Group AG* (Germany)	378,681
27,000	va-Q-tec AG* (Germany)	726,780

		6,115,638

	Internet & Direct Marketing Retail 3.2%
792	Amazon.com, Inc.*	761,389
461,655	AO World plc* (United Kingdom)	689,759
187,582	ePrice S.p.A. (Italy)	680,629
160,000	Kogan.com Ltd. (Australia)	483,190
4,290	Netflix, Inc.*	777,992
171,261	Ocado Group plc* (United Kingdom)	671,716
780	Priceline Group, Inc. (The)*	1,428,040
37,642	Sportamore AB* (Sweden)	657,414
100	Vipshop Holdings Ltd. ADR* (China)	879

		6,151,008

	Internet Software & Services 3.5%
11,238	Alibaba Group Holding Ltd., ADR* (China)	1,940,915
2,538	Alphabet, Inc., Class A*	2,471,301
8,218	Facebook, Inc.*	1,404,210
1,400,000	nearmap Ltd.* (Australia)	719,295
4,600	Tencent Holdings Ltd. (China)	197,977

		6,733,698

	IT Consulting & Other Services 1.6%
43,086	Cognizant Technology Solutions Corp., Class A	3,125,458

	Leisure Facilities 0.4%
587,500	Goals Soccer Centres plc* (United Kingdom)	755,760

	Leisure Products 3.7%
63,000	Bandai Namco Holdings, Inc. (Japan)	2,161,120
150,000	KMC Kuei Meng International, Inc. (Taiwan)	648,002
1,281,224	Photo-Me International plc (United Kingdom)	2,987,300
10,000	Shimano, Inc. (Japan)	1,332,148

		7,128,570

	Life Sciences Tools & Services 0.8%
497,724	Horizon Discovery Group plc* (United Kingdom)	1,513,976

Shares		Value

	Movies & Entertainment 3.1%
82,577	AFC Ajax N.V.* (Netherlands)	$1,005,257
168,000	Borussia Dortmund GmbH & Co. KGaA (Germany)	1,628,186
3,300	Celtic plc* (United Kingdom)	5,793
1,200,000	Juventus Football Club S.p.A.* (Italy)	1,121,860
8,000	Toei Co. Ltd. (Japan)	887,980
26,000	Toho Co. Ltd. (Japan)	906,910
5,233	Walt Disney Co. (The)	515,817

		6,071,803

	Multi-Utilities 1.1%
142,009	Telecom Plus plc (United Kingdom)	2,066,571

	Oil & Gas Refining & Marketing 0.1%
3,454	World Fuel Services Corp.	117,125

	Personal Products 0.7%
19,023	Herbalife Ltd.*	1,290,330
1,000	USANA Health Sciences, Inc.*	57,700

		1,348,030

	Pharmaceuticals 0.2%
10,047	Novo Nordisk A/S, Class B (Denmark)	480,309

	Publishing 2.4%
235,609	New York Times Co. (The)	4,617,936

	Real Estate Services 0.0%
128	Jones Lang LaSalle, Inc.	15,808

	Regional Banks 0.0%
100	Metro Bank plc* (United Kingdom)	4,529

	Restaurants 1.0%
60,000	Shake Shack, Inc., Class A*	1,993,800

	Semiconductors 1.4%
11,941	Microchip Technology, Inc.	1,072,063
238,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,699,215

		2,771,278

	Soft Drinks 0.1%
62,352	Reed’s, Inc.*	137,174

	Specialized Consumer Services 0.4%
22,000	Asante, Inc. (Japan)	387,700
10,000	San Holdings, Inc. (Japan)	242,613
21,900	Tear Corp. (Japan)	166,987

		797,300

	Specialized Finance 0.2%
7,500	Zenkoku Hosho Co. Ltd. (Japan)	314,930

	Specialty Chemicals 0.1%
150,371	Polygiene AB* (Sweden)	212,313

	Specialty Stores 0.8%
40,000	Asahi Co. Ltd. (Japan)	473,495
10,468	Fenix Outdoor International AG (Switzerland)	1,052,596

		1,526,091

	Systems Software 1.1%
12,892	Check Point Software Technologies Ltd.* (Israel)	1,469,946
68,000	WANdisco plc* (United Kingdom)	733,516

		2,203,462

82

SEPTEMBER 30, 2017

Shares		Value

	Technology Hardware, Storage & Peripherals 0.7%
241,619	Xaar plc (United Kingdom)	$1,442,392

	Thrifts & Mortgage Finance 0.1%
9,900	Housing Development Finance Corp. Ltd. (India)	262,239

	Trading Companies & Distributors 0.1%
2,500	Air Lease Corp.	106,550

	Total Common Stocks (cost $130,335,006)	165,811,513

	LIMITED PARTNERSHIP INTEREST 0.1%

	Asset Management & Custody Banks 0.1%
	Greenspring Global Partners II-B, L.P.* *** †	215,512

	Total Limited Partnership Interest (cost $211,184)	215,512

	EXCHANGE-TRADED FUNDS 0.1%

	Asset Management & Custody Banks 0.1%
1,500	PowerShares Dynamic Pharmaceuticals Portfolio	98,025

	Total Exchange-Traded Funds (cost $89,935)	98,025

Principal Amount		Value

	SHORT-TERM INVESTMENTS 15.4%

	Repurchase Agreement 15.4%
$29,928,007	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $30,580,000 of United States Treasury Notes 2.250% due 2/15/27; value: $30,527,066; repurchase proceeds: $29,928,306 (cost $29,928,007)	$29,928,007

	Total Short-Term Investments (cost $29,928,007)	29,928,007

	Total Investments (cost $160,564,132) 100.6%	196,053,057

	Liabilities less Other Assets (0.6%)	(1,196,503)

	NET ASSETS 100.0%	$194,856,554

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2017, Wasatch World Innovators Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	1.3
Belgium	1.2
Brazil	0.8
Canada	0.9
China	2.3
Denmark	0.3
France	3.1
Germany	3.9
India	0.3
Indonesia	0.4
Israel	5.1
Italy	3.6
Japan	16.9
Netherlands	0.6
New Zealand	1.5
Sweden	1.1
Switzerland	0.6
Taiwan	1.4
United Kingdom	19.0
United States	35.7

TOTAL	100.0%

83

WASATCH-1ST SOURCE INCOME FUND (FMEQX)

Schedule of Investments

Principal Amount		Value

	CORPORATE BONDS 53.3%

	Automobile Manufacturers 1.4%
$1,250,000	Ford Motor Credit Co., LLC, 5.75%, 2/1/21	$1,370,734

	Beverages-Non-Alcoholic 0.8%
750,000	PepsiCo, Inc., 5.00%, 6/1/18	767,136

	Biotechnology 1.0%
1,000,000	Roche Holdings, Inc., 2.25%, 9/30/19†	1,006,220

	Computer Services 3.5%
1,350,000	Apple, Inc., 1.70%, 2/22/19	1,353,240
2,000,000	Hewlett Packard Enterprise Co., 3.60%, 10/15/20	2,073,091

		3,426,331

	Construction Machinery & Heavy Trucks 1.1%
1,000,000	John Deere Capital Corp., 2.25%, 4/17/19	1,009,219

	Consumer Finance 1.0%
1,000,000	American Express Credit Corp., 2.25%, 8/15/19 MTN	1,008,305

	Diversified Banks 8.1%
1,000,000	Bank of America Corp., 4.00%, 4/1/24 MTN	1,056,453
1,200,000	Citigroup, Inc., 3-month LIBOR + 0.55%, 1.867%, 8/25/36†††	999,000
1,000,000	Fulton Financial Corp., 3.60%, 3/16/22	1,010,609
1,000,000	HSBC Holdings plc, 3-month LIBOR + 2.24%, 3.557%, 3/8/21††† (United Kingdom)	1,052,350
1,250,000	PNC Bank NA, 3.80%, 7/25/23	1,318,471
1,250,000	Royal Bank of Canada, 2.20%, 9/23/19 (Canada)	1,256,357
1,125,000	US Bancorp, 3.00%, 3/15/22 MTN	1,159,449

		7,852,689

	Diversified Financial Services 4.0%
1,600,000	General Electric Co., 4.65%, 10/17/21 MTN	1,752,106
1,250,000	General Electric Co., 3-month LIBOR + 3.33%, 5.00%, 1/21/21, Series D††† §§§	1,322,125
750,000	New York Life Global Funding, 2.15%, 6/18/19†	752,794

		3,827,025

	E-Commerce/Products 1.3%
1,250,000	Alibaba Group Holding Ltd., 3.125%, 11/28/21 (Cayman Islands)	1,277,781

	Enterprise Software & Services 1.2%
1,100,000	CA, Inc., 3.60%, 8/15/22	1,127,480

	Insurance 5.2%
1,000,000	Allstate Corp. (The), 3-month LIBOR + 1.935%, 3.25%, 5/15/67†††	985,000
1,100,000	Aspen Insurance Holdings Ltd., 4.65%, 11/15/23 (Bermuda)	1,177,204
1,200,000	Athene Global Funding, 4.00%, 1/25/22†	1,249,319
560,000	Jackson National Life Global Funding, 4.70%, 6/1/18†	570,833
1,175,000	Lincoln National Corp., 3-month LIBOR + 2.358%, 3.672%, 5/17/66†††	1,092,750

		5,075,106

	Integrated Telecommunication Services 3.9%
1,250,000	AT&T, Inc., 5.20%, 3/15/20	1,338,314
1,000,000	Crown Castle Towers, LLC, 4.883%, 8/15/40†	1,059,273
1,250,000	Verizon Communications, Inc., 5.15%, 9/15/23	1,401,209

		3,798,796

Principal Amount		Value

	Investment Banking & Brokerage 7.9%
$ 1,700,000	Goldman Sachs Group, Inc. (The), 3-month LIBOR + 1.75%, 3.064%, 10/28/27 MTN†††	$1,769,547
1,250,000	JPMorgan Chase & Co., 3-month LIBOR + 1.23%, 2.543%, 10/24/23†††	1,277,092
1,000,000	JPMorgan Chase & Co., 3.25%, 9/23/22	1,033,821
1,000,000	JPMorgan Chase & Co., 3-month LIBOR + 3.47%, 7.90%, 4/30/18, Series 1††† §§§	1,030,000
1,250,000	Morgan Stanley, 3-month LIBOR + 1.40%, 2.713%, 10/24/23 MTN†††	1,278,413
1,200,000	Morgan Stanley, 4.875%, 11/1/22	1,300,525

		7,689,398

	Multimedia 0.9%
800,000	NBCUniversal Media, LLC , 5.15%, 4/30/20	864,734

	Oil Companies—Integrated 1.6%
1,500,000	BP Capital Markets plc, 3.245%, 5/6/22 (United Kingdom)	1,553,854

	Pharmaceuticals 0.8%
575,000	Pharmacia, LLC, 6.75%, 12/15/27	732,612

	Pipelines 1.0%
1,000,000	Enterprise Products Operating, LLC, 3-month LIBOR + 2.778%, 4.093%, 6/1/67†††	970,591

	Property & Casualty Insurance 0.9%
1,000,000	XLIT Ltd., 3-month LIBOR + 2.458%, 3.761%, 10/30/17, Series E††† §§§ (Cayman Islands)	911,670

	Residential REITs 2.5%
1,200,000	AvalonBay Communities, Inc., 4.20%, 12/15/23 MTN	1,288,448
1,000,000	EPR Properties, 5.75%, 8/15/22	1,106,780

		2,395,228

	Semiconductor Equipment 1.1%
1,000,000	Applied Materials, Inc., 4.30%, 6/15/21	1,072,897

	Semiconductors 1.5%
1,400,000	QUALCOMM, Inc., 3-month LIBOR + 0.73%, 2.041%, 1/30/23†††	1,407,027

	Super-Regional Banks—U.S. 1.4%
1,250,000	Wells Fargo & Co., 4.125%, 8/15/23	1,323,292

	Trucking & Leasing 1.2%
1,000,000	Aviation Capital Group Corp., 6.75%, 4/6/21†	1,130,328

	Total Corporate Bonds (cost $51,058,721)	51,598,453

84

SEPTEMBER 30, 2017

Principal Amount		Value

	ASSET-BACKED SECURITIES 15.7%

$ 913,223	2010 U-Haul S Fleet, LLC, 4.899%, 10/25/23, Series 2010-BT1A, Class 1†	$913,566
1,000,000	Avis Budget Rental Car Funding AESOP, LLC, 2.50%, 7/20/21, Series 2015-1A, Class A†	998,505
1,000,000	Citibank Credit Card Issuance Trust, 1-month LIBOR + 0.77%, 2.007%, 5/14/29, Series 2017-A6, Class A6†††	1,010,101
854,373	DT Auto Owner Trust 2016-2, 2.92%, 5/15/20, Series 2016-2A, Class B†	855,662
825,000	Exeter Automobile Receivables Trust, 3.59%, 8/16/21, Series 2015-3A, Class B†	831,256
1,290,361	Fairway Outdoor Funding, LLC, 4.212%, 10/15/42, Series 2012-1A, Class A2†	1,310,181
963,986	Global SC Finance IV Ltd., 3.85%, 4/15/37, Series 2017-1A, Class A†	977,054
1,000,000	Hertz Vehicle Financing, LLC 2016-2, 2.95%, 3/25/22, Series 2016-2A, Class A†	997,048
965,000	HOA Funding, LLC, 5.50%, 8/20/44, Series 2015-1A, Class A2†	958,506
1,000,000	Scala Funding Co., LLC, 3.91%, 2/15/21, Series 2016-1, Class A*** †	1,009,375
1,197,770	Shenton Aircraft Investment I Ltd., 4.75%, 10/15/42, Series 2015-1A, Class A† (Cayman Islands)	1,254,174
888,280	Spirit Master Funding, LLC, 5.05%, 7/20/40, Series 2014-1A, Class A1†	912,997
1,519,000	Wendys Funding, LLC, 3.371%, 6/15/45, Series 2015-1A, Class A2I†	1,532,625
1,610,000	World Financial Network Credit Card Master Trust, 3.14%, 1/17/23, Series 2012-A, Class A	1,639,547

	Total Asset-Backed Securities (cost $15,204,019)	15,200,597

	MORTGAGE-BACKED SECURITIES 12.5%

1,039,475	Federal Home Loan Mortgage Corp., 12-month LIBOR + 1.820%, 2.714%, 1/1/43, Series 840522†††	1,077,186
1,384,384	Federal Home Loan Mortgage Corp., 3.50%, 2/1/32, Series G18637	1,447,861
1,000,000	Federal National Mortgage Assoc., 2.42%, 4/1/22, Series AM8263	1,003,352
976,320	Federal National Mortgage Assoc., 12-month LIBOR + 1.599%, 2.45%, 7/1/44, Series AL9645†††	1,005,779
1,026,618	Federal National Mortgage Assoc., 12-month LIBOR + 1.496%, 2.669%, 4/1/44, Series AL9804†††	1,059,942
1,775,841	Federal National Mortgage Assoc., 3.00%, 3/1/29, Series AL4936	1,831,205
1,190,358	Federal National Mortgage Assoc., 12-month LIBOR + 1.60%, 3.118%, 5/1/47, Series BH0393†††	1,215,087
1,018,760	Federal National Mortgage Assoc., 3.50%, 6/1/32, Series AL2525	1,070,102
1,118,669	Federal National Mortgage Assoc., 3.50%, 9/1/32, Series AP8284	1,165,592
1,175,270	Government National Mortgage Assoc., 3.87%, 10/15/36, Series AO0029	1,251,446

	Total Mortgage-Backed Securities (cost $12,138,543)	12,127,552

Principal Amount		Value

	U.S. TREASURY NOTES 6.7%

$ 1,200,000	U.S. Treasury Note, 2.25%, 7/31/18	$1,208,813
1,100,000	U.S. Treasury Note, 2.625%, 8/15/20	1,131,238
2,500,000	U.S. Treasury Note, 3.625%, 8/15/19	2,599,707
1,500,000	U.S. Treasury Note, 3.625%, 2/15/20	1,572,773

	Total U.S. Treasury Notes (cost $6,523,361)	6,512,531

	U.S. GOVERNMENT AGENCY SECURITIES 4.4%

1,050,000	Federal Farm Credit Banks, 2.60%, 10/6/22	1,075,881
1,000,000	Federal Farm Credit Banks, 4.95%, 12/16/19	1,071,090
1,000,000	Tennessee Valley Authority, 3.875%, 2/15/21	1,066,156
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,010,209

	Total U.S. Government Agency Securities (cost $4,232,150)	4,223,336

	MUNICIPAL BONDS 4.0%

730,000	City of Dublin, Ohio, 5.00%, 12/1/22, Series B	806,176
500,000	Iowa Student Loan Liquidity Corp., 2.86%, 12/1/22, Series A-2	499,655
1,325,000	Municipal Electric Authority of Georgia, 4.03%, 1/1/20, Series A	1,352,480
1,200,000	State of New York Mortgage Agency, 3.653%, 4/1/23, Series 172	1,238,424

	Total Municipal Bonds (cost $3,896,904)	3,896,735

	U.S. TREASURY INFLATION-PROTECTED SECURITIES 2.1%

894,179	Treasury Inflation-Protected Security, 2.00%, 1/15/26	1,005,618
969,136	Treasury Inflation-Protected Security, 2.125%, 1/15/19	999,308

	Total U.S. Treasury Inflation-Protected Securities (cost $2,011,215)	2,004,926

85

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
$ 779,866	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $800,000 of United States Treasury Notes 2.250% due 2/15/27; value: $798,615; repurchase proceeds: $779,874 (cost $779,866)	$779,866

	Total Short-Term Investments (cost $779,866)	779,866

	Total Investments (cost $95,844,779) 99.5%	96,343,996

	Other Assets less Liabilities 0.5%	522,562

	NET ASSETS 100.0%	$96,866,558

†Liquid security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†††Variable rate securities.

§§§Perpetual maturity. Callable any time after first call date. Maturity date is next call date.

LIBOR London Interbank Offered Rate.

MTN Medium Term Note.

See Notes to Financial Statements.

At September 30, 2017, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Bermuda	1.3
Canada	1.3
Cayman Islands	3.6
United Kingdom	2.7
United States	91.1

TOTAL	100.0%

86

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2017

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.4%

$146,300,000	U.S. Treasury Bond, 2.25%, 8/15/46	$128,635,417
66,500,000	U.S. Treasury Bond, 2.50%, 2/15/45	62,021,641
8,200,000	U.S. Treasury Bond, 2.50%, 5/15/46	7,619,594
8,000,000	U.S. Treasury Bond, 3.125%, 8/15/44	8,439,687
14,100,000	U.S. Treasury Bond, 3.75%, 11/15/43	16,527,844
39,000,000	U.S. Treasury Strip, principal only, 8/15/40	20,387,677
81,000,000	U.S. Treasury Strip, principal only, 5/15/44	37,398,422
175,700,000	U.S. Treasury Strip, principal only, 8/15/45	77,642,176

	Total U.S. Government Obligations (cost $376,059,411)	358,672,458

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$ 1,803,381	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $1,815,000 of United States Treasury Notes 2.250% due 11/15/24; value $1,842,795; repurchase proceeds: $1,803,399 (cost $1,803,381)	$1,803,381

	Total Short-Term Investments (cost $1,803,381)	1,803,381

	Total Investments (cost $377,862,792) 99.9%	360,475,839

	Other Assets less Liabilities 0.1%	389,925

	NET ASSETS 100.0%	$360,865,764

	See Notes to Financial Statements.

87

WASATCH FUNDS

Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$971,086,223	$178,037,715	$33,701,376
Repurchase agreements	30,607,602	3,284,123	—

	$1,001,693,825	$181,321,838	$33,701,376

Investments, at market value
Unaffiliated issuers	$1,556,291,272	$230,551,773	$44,351,449
Repurchase agreements	30,607,602	3,284,123	—

	1,586,898,874	233,835,896	44,351,449
Cash	—	—	21,267
Foreign currency on deposit (cost of $2, $85,527, $0, $205,307, $136,379, $0, $824,731 and $316,767, respectively)	2	85,081	—
Receivable for investment securities sold	9,212,274	—	—
Capital shares receivable	701,015	846,550	29,496
Interest and dividends receivable	517,568	99,301	24,003
Prepaid expenses and other assets	64,052	30,310	8,150

Total Assets	1,597,393,785	234,897,138	44,434,365

Liabilities:
Payable for securities purchased	685,542	—	25,235
Capital shares payable	674,752	296,686	—
Payable to Trustees	2,698	259	72
Payable to Advisor	1,232,078	240,197	26,492
Accrued fund administration fees	22,503	2,882	40
Accrued expenses and other liabilities	382,659	126,315	63,127
Foreign capital gains taxes payable	145,962	2,542,300	177,764
Line of credit payable	—	—	—

Total Liabilities	3,146,194	3,208,639	292,730

Net Assets	$1,594,247,591	$231,688,499	$44,141,635

Net Assets Consist of:
Capital stock	$236,089	$567,817	$41,841
Paid-in-capital in excess of par	941,428,642	183,735,483	43,072,219
Undistributed net investment loss	(8,181,295)	(2,249,623)	(169,551)
Undistributed net realized gain (loss) on investments and foreign currency translations	75,705,068	(334,530)	(9,275,269)
Unrealized appreciation (depreciation) on:
Investments	585,059,087	49,971,758	10,472,309
Foreign currency translations	—	(2,406)	86

Net Assets	$1,594,247,591	$231,688,499	$44,141,635

Net Assets
Investor Class	1,211,088,872	207,949,077	15,273,263
Institutional Class	383,158,719	23,739,422	28,868,372

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	17,958,623	50,986,675	1,459,645
Institutional Class	5,650,304	5,795,065	2,724,422

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$67.44	$4.08	$10.46

Institutional Class	$67.81	$4.10	$10.60

See Notes to Financial Statements.

88

SEPTEMBER 30, 2017

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND

$438,405,639	$139,880,789	$65,507,888	$933,021,945	$373,980,301
114,452	2,545,919	170,608	—	6,840,234

$438,520,091	$142,426,708	$65,678,496	$933,021,945	$380,820,535

$642,139,569	$193,001,263	$103,116,066	$1,425,057,818	$487,600,677
114,452	2,545,919	170,608	—	6,840,234

642,254,021	195,547,182	103,286,674	1,425,057,818	494,440,911
—	3,386,853	—	—	—
204,374	136,622	—	825,011	317,256
2,061,346	1,064,091	—	75,583,869	6,968,228
255,254	11,436	1,437	261,955	274,801
818,231	430,154	84,559	1,799,749	580,404
36,394	20,273	17,130	48,106	22,402

645,629,620	200,596,611	103,389,800	1,503,576,508	502,604,002

961	5,535	—	866,101	160,740
549,097	503,757	740	234,437	214,131
1,266	621	210	2,554	1,060
897,733	388,443	103,366	1,535,382	717,203
12,007	4,437	1,160	24,907	7,085
248,660	237,313	75,990	334,341	221,672
194,004	1,692,272	211,637	399,631	608,007
—	—	—	38,706,233	—

1,903,728	2,832,378	393,103	42,103,586	1,929,898

$643,725,892	$197,764,233	$102,996,697	$1,461,472,922	$500,674,104

$2,149,596	$718,713	$274,160	$431,647	$1,437,149
458,776,588	300,171,384	56,869,006	946,357,956	361,894,975
(5,165,459)	(3,973,043)	(963,398)	(857,139)	(3,176,874)
(15,576,774)	(151,657,544)	9,419,032	23,854,576	27,512,252

203,539,926	52,507,102	37,396,541	491,636,242	113,012,369
2,015	(2,379)	1,356	49,640	(5,767)

$643,725,892	$197,764,233	$102,996,697	$1,461,472,922	$500,674,104

390,903,365	155,758,242	95,847,331	804,612,910	265,879,437
252,822,527	42,005,991	7,149,366	656,860,012	234,794,667

130,654,192	56,667,223	25,513,094	23,775,853	76,626,747
84,305,436	15,204,057	1,902,876	19,388,877	67,088,109

$2.99	$2.75	$3.76	$33.84	$3.47

$3.00	$2.76	$3.76	$33.88	$3.50

89

WASATCH FUNDS

Statements of Assets and Liabilities (continued)

	LARGE CAP VALUE FUND	LONG/SHORT FUND	MICRO CAP FUND

Assets:
Investments, at cost
Unaffiliated issuers	$146,135,164	$95,463,299	$181,184,148
Repurchase agreements	5,442,486	35,132,336	1,061,240

	$151,577,650	$130,595,635	$182,245,388

Investments, at market value
Unaffiliated issuers	$175,777,825	$97,877,603	$304,343,107
Repurchase agreements	5,442,486	35,132,336	1,061,240

	181,220,311	133,009,939	305,404,347
Cash	—	—	—
Foreign currency on deposit (cost of $0, $0, $323,568, $0, $0, $0, $16 and $0, respectively)	—	—	323,491
Receivable for investment securities sold	—	528,595	6,701,459
Receivable from broker for securities sold short	—	24,238,309	—
Capital shares receivable	2,212	2,363	162,524
Interest and dividends receivable	266,641	513,331	54,666
Prepaid expenses and other assets	12,394	11,499	14,557

Total Assets	181,501,558	158,304,036	312,661,044

Liabilities:
Securities sold short, at value (proceeds of $0, $39,530,978, $0, $0, $0, $0, $0 and $0, respectively)	—	51,372,975	—
Payable for securities purchased	612,223	528,695	434,025
Capital shares payable	286,657	258,769	187,486
Dividends payable to shareholders	7,742	—	—
Payable to Trustees	350	324	518
Payable to Advisor	110,788	87,887	368,952
Accrued fund administration fees	3,029	6,979	4,069
Accrued expenses and other liabilities	157,308	94,702	82,744
Foreign capital gains taxes payable	—	—	—
Dividends payable on securities sold short	—	35,096	—

Total Liabilities	1,178,097	52,385,427	1,077,794

Net Assets	$180,323,461	$105,918,609	$311,583,250

Net Assets Consist of:
Capital stock	$181,597	$84,062	$378,616
Paid-in-capital in excess of par	129,990,606	269,576,440	156,943,289
Undistributed net investment loss	(7,742)	(455,640)	(2,607,368)
Undistributed net realized gain (loss) on investments and foreign currency translations	20,515,564	(153,858,560)	33,709,860
Unrealized appreciation (depreciation) on:
Investments	29,642,661	2,414,304	123,158,959
Securities sold short	—	(11,841,997)	—
Foreign currency translations	775	—	(106)

Net Assets	$180,323,461	$105,918,609	$311,583,250

Net Assets
Investor Class	175,729,806	79,840,934	311,583,250
Institutional Class	4,593,655	26,077,675	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	17,696,551	6,346,189	37,861,629
Institutional Class	463,161	2,059,982	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$9.93	$12.58	$8.23

Institutional Class	$9.92	$12.66	$—

See Notes to Financial Statements.

90

SEPTEMBER 30, 2017

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$134,982,417	$1,026,594,334	$275,874,294	$30,556,119	$73,167,213
14,565,031	35,091,465	3,047,345	7,174,334	807,568

$149,547,448	$1,061,685,799	$278,921,639	$37,730,453	$73,974,781

$202,408,384	$1,651,629,962	$368,437,014	$37,757,848	$107,444,433
14,565,031	35,091,465	3,047,345	7,174,334	807,568

216,973,415	1,686,721,427	371,484,359	44,932,182	108,252,001
—	—	—	4,672	—
—	—	—	20	—
548,641	7,225,798	3,576,973	89,450	3,387,676
—	—	—	—	—
261,410	377,034	97,550	189	8,925
89,118	156,955	302,621	109,121	3,626
112,190	52,479	19,288	7,163	10,343

217,984,774	1,694,533,693	375,480,791	45,142,797	111,662,571

—	—	—	—	—
1,398,391	678,926	4,199,033	—	111,484
101,841	1,056,821	226,537	29,682	24,973
—	—	—	1,336	—
353	3,251	621	92	187
254,551	1,319,408	284,149	17,046	88,458
2,529	26,750	4,836	38	948
98,070	503,489	116,167	49,901	70,898
41,815	—	—	—	—
—	—	—	—	—

1,897,550	3,588,645	4,831,343	98,095	296,948

$216,087,224	$1,690,945,048	$370,649,448	$45,044,702	$111,365,623

$621,029	$369,421	$466,483	$38,233	$51,055
133,859,058	926,908,268	263,832,369	43,609,145	69,079,343
(1,095,632)	(9,822,810)	(127,730)	(69,552)	(903,987)
15,318,328	152,006,179	13,915,606	(5,734,891)	12,127,740

67,384,152	621,483,352	92,562,720	7,201,729	31,011,472
—	—	—	—	—
289	638	—	38	—

$216,087,224	$1,690,945,048	$370,649,448	$45,044,702	$111,365,623

216,087,224	1,182,572,507	320,978,066	45,044,702	111,365,623
—	508,372,541	49,671,382	—	—

62,102,919	25,864,169	40,426,435	3,823,302	5,105,548
—	11,077,901	6,221,882	—	—

$3.48	$45.72	$7.94	$11.78	$21.81

$—	$45.89	$7.98	$—	$—

91

WASATCH FUNDS	SEPTEMBER 30, 2017

Statements of Assets and Liabilities (continued)

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$130,636,125	$95,064,913	$376,059,411
Repurchase agreements	29,928,007	779,866	1,803,381

	$160,564,132	$95,844,779	$377,862,792

Investments, at market value
Unaffiliated issuers	$166,125,050	$95,564,130	$358,672,458
Repurchase agreements	29,928,007	779,866	1,803,381

	196,053,057	96,343,996	360,475,839
Cash	—	—	3,081,974
Foreign currency on deposit (cost of $714,263, $0 and $0, respectively)	714,722	—	—
Receivable for investment securities sold	1,835,086	1,288,113	—
Capital shares receivable	29,124	170,118	239,408
Interest and dividends receivable	217,404	709,790	941,835
Prepaid expenses and other assets	13,354	6,628	21,545

Total Assets	198,862,747	98,518,645	364,760,601

Liabilities:
Payable for securities purchased	3,621,750	1,462,936	3,081,974
Capital shares payable	28,221	31,503	450,511
Dividends payable to shareholders	—	49,078	103,269
Payable to Trustees	345	183	643
Payable to Advisor	233,013	43,734	150,503
Accrued fund administration fees	2,691	876	5,113
Accrued expenses and other liabilities	120,173	63,777	102,824

Total Liabilities	4,006,193	1,652,087	3,894,837

Net Assets	$194,856,554	$96,866,558	$360,865,764

Net Assets Consist of:
Capital stock	$85,638	$95,696	$221,097
Paid-in-capital in excess of par	142,306,955	96,396,119	393,379,144
Undistributed net investment income (loss)	(41,744)	4,835	36,338
Undistributed net realized gain (loss) on investments and foreign currency translations	17,297,868	(129,309)	(15,383,862)
Unrealized appreciation (depreciation) on:
Investments	35,205,722	499,217	(17,386,953)
Foreign currency translations	2,115	—	—

Net Assets	$194,856,554	$96,866,558	$360,865,764

Net Assets
Investor Class	191,020,527	96,866,558	360,865,764
Institutional Class	3,836,027	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	8,396,024	9,569,601	22,109,744
Institutional Class	167,768	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$22.75	$10.12	$16.32

Institutional Class	$22.87	$—	$—

See Notes to Financial Statements.

92

(This page intentionally left blank.)

93

WASATCH FUNDS

Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Investment Income:
Interest	$36,762	$5,980 [1]	$494
Dividends[2]
Unaffiliated issuers	6,123,883	1,138,240	439,605

Total investment income	6,160,645	1,144,220	440,099

Expenses:
Investment advisory fees	14,488,481	1,790,300	389,827
Shareholder servicing fees — Investor Class	1,395,864	225,456	38,513
Shareholder servicing fees — Institutional Class	6,999	2,032	3,286
Fund administration fees	246,657	24,406	6,633
Fund accounting fees	147,063	37,398	22,843
Reports to shareholders — Investor Class	150,955	31,127	9,655
Reports to shareholders — Institutional Class	48,537	4,600	4,714
Custody fees	80,819	204,718	57,053
Federal and state registration fees — Investor Class	50,316	26,850	14,073
Federal and state registration fees — Institutional Class	29,726	17,551	16,399
Legal fees	114,881	10,706	3,486
Trustees’ fees	207,541	14,818	5,527
Interest	45,488	4,461	4,642
Audit fees	38,781	33,403	34,674
Other expenses	70,554	37,999	27,856

Total expenses before reimbursement	17,122,662	2,465,825	639,181
Reimbursement of expenses by Advisor	(136,395)	(30,597)	(128,774)

Net Expenses	16,986,267	2,435,228	510,407

Net Investment Loss	(10,825,622)	(1,291,008)	(70,308)

Realized Gain (Loss):
Investments sold	76,987,749	601,850	(538,785)
Foreign currency forward exchange contracts	—	—	—
Foreign currency transactions	(15,586)	(263,963)	(30,520)
Foreign capital gains taxes	—	—	—

Net realized gain (loss)	76,972,163	337,887	(569,305)

Change in Unrealized Appreciation (Depreciation):
Investments	186,614,227	27,864,822	5,620,261
Foreign currency translations	—	(14,940)	1,595
Deferred foreign capital gains taxes	(145,962)	(1,385,595)	45,211

Net change in unrealized appreciation (depreciation)	186,468,265	26,464,287	5,667,067

Net gain (loss) on investments	263,440,428	26,802,174	5,097,762

Net Increase (Decrease) in Net Assets Resulting from Operations	$252,614,806	$25,511,166	$5,027,454

[1]	Net of $34, $4, $1,586, and $1 in foreign withholding taxes, respectively.

[2]	Net of $38,943, $2,329, $39,195, $850,501, $645,664, $31,792, $1,779,998 and $1,021,480 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

94

FOR THE YEAR ENDED SEPTEMBER 30, 2017

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND

$4,157 [1]	$141,725 [1]	$472	$9,194 [1]	$—

10,475,655	5,683,722	559,482	16,402,749	8,084,882

10,479,812	5,825,447	559,954	16,411,943	8,084,882

11,169,632	5,710,221	1,401,649	17,177,482	9,872,954
778,659	857,713	124,527	883,930	1,067,642
4,770	2,353	1,754	3,269	140,081
115,046	55,337	19,039	233,773	95,911
90,913	54,190	33,343	152,540	83,622
62,137	74,393	16,933	86,912	86,445
10,695	8,606	5,135	99,287	48,211
720,646	690,838	47,946	405,754	485,820
33,268	52,217	20,099	36,816	38,560
21,535	31,392	16,621	36,507	25,342
54,716	29,572	8,616	114,461	69,860
110,032	65,291	19,075	203,855	94,136
56,281	84,931	17,888	51,897	43,459
61,274	50,089	34,482	34,578	40,956
136,644	86,796	34,766	92,778	67,040

13,426,248	7,853,939	1,801,873	19,613,839	12,260,039
(452,003)	(555,297)	(33,503)	(95,402)	(142,523)

12,974,245	7,298,642	1,768,370	19,518,437	12,117,516

(2,494,433)	(1,473,195)	(1,208,416)	(3,106,494)	(4,032,634)

73,026,817	(3,028,046)	10,630,585	32,736,843	78,102,933
—	35	—	—	—
(342,025)	(801,051)	(76,203)	(458,056)	(762,093)
(1,414,073)	(4,286,656)	(43,042)	—	(798,441)

71,270,719	(8,115,718)	10,511,340	32,278,787	76,542,399

(11,347,996)	142,118	3,143,510	127,075,087	(41,579,884)
(7,969)	11,574	(5,114)	60,450	(9,765)
2,003,504	2,633,664	299,943	(225,107)	451,702

(9,352,461)	2,787,356	3,438,339	126,910,430	(41,137,947)

61,918,258	(5,328,362)	13,949,679	159,189,217	35,404,452

$59,423,825	$(6,801,557)	$12,741,263	$156,082,723	$31,371,818

95

WASATCH FUNDS

Statements of Operations (continued)

	LARGE CAP VALUE FUND	LONG/SHORT FUND	MICRO CAP FUND

Investment Income:
Interest	$2,858	$—	$3,051
Dividends[2]
Unaffiliated issuers	5,662,303	2,717,613	883,108
Non-cash dividends	—	—	—

Total investment income	5,665,161	2,717,613	886,159

Expenses:
Investment advisory fees	1,682,721	1,875,518	4,397,861
Shareholder servicing fees — Investor Class	280,393	217,335	163,545
Shareholder servicing fees — Institutional Class	1,535	3,996	—
Fund administration fees	31,816	28,972	47,340
Fund accounting fees	29,173	26,805	41,410
Reports to shareholders — Investor Class	41,139	23,934	24,217
Reports to shareholders — Institutional Class	10,979	8,950	—
Custody fees	10,021	13,310	37,564
Federal and state registration fees — Investor Class	20,974	27,742	21,045
Federal and state registration fees — Institutional Class	11,696	17,756	—
Legal fees	40,797	17,794	20,615
Trustees’ fees	28,601	31,205	40,934
Dividends on securities sold short	—	1,020,089	—
Interest	5,771	487,198	9,164
Audit fees	33,403	33,403	31,960
Other expenses	27,776	20,497	26,731

Total expenses before reimbursement	2,256,795	3,854,504	4,862,386
Reimbursement of expenses by Advisor	(199,214)	(60,547)	—

Net Expenses	2,057,581	3,793,957	4,862,386

Net Investment Income (Loss)	3,607,580	(1,076,344)	(3,976,227)

Realized Gain (Loss):
Investments sold	25,169,764	23,313,928	39,189,501
Affiliated issuers	—	—	—
Foreign currency transactions	271	—	(15,790)
Options written	99,363	—	—
Short positions	—	(18,701,895)	—

Net realized gain	25,269,398	4,612,033	39,173,711

Change in Unrealized Appreciation (Depreciation):
Investments	(811,691)	(2,651,163)	28,515,825
Affiliated issuers	—	—	—
Foreign currency translations	775	—	(190)
Short positions	—	(502,851)	—
Deferred foreign capital gains taxes	—	—	—

Net change in unrealized appreciation (depreciation)	(810,916)	(3,154,014)	28,515,635

Net gain on investments	24,458,482	1,458,019	67,689,346

Net Increase in Net Assets Resulting from Operations	$28,066,062	$381,675	$63,713,119

[2]	Net of $153,387, $31,085, $22,632, $42,311, $0, $0, $11,467 and $3,636 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

96

FOR THE YEAR ENDED SEPTEMBER 30, 2017

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$21,216	$15,941	$6,643	$6,104	$13,305

1,958,490	6,775,148	4,189,916	1,011,227	230,926
—	—	—	171,765	—

1,979,706	6,791,089	4,196,559	1,189,096	244,231

2,999,126	17,365,396	3,335,640	343,567	1,006,432
217,495	2,220,633	333,402	83,779	137,077
—	12,799	2,661	—	—
32,323	295,261	56,801	8,348	17,127
38,236	177,231	45,121	16,252	25,655
31,022	162,275	34,686	12,203	16,549
—	63,117	7,089	—	—
40,628	313,526	21,505	3,589	10,144
20,889	56,052	30,208	19,572	18,618
—	26,156	14,624	—	—
14,041	139,686	25,629	3,660	7,439
27,419	270,313	47,311	7,813	14,772
—	—	—	—	—
5,943	83,159	10,901	1,485	3,522
58,304	54,354	34,460	30,903	34,621
35,828	96,517	27,526	6,630	17,272

3,521,254	21,336,475	4,027,564	537,801	1,309,228
—	(233,805)	(40,673)	(70,046)	—

3,521,254	21,102,670	3,986,891	467,755	1,309,228

(1,541,548)	(14,311,581)	209,668	721,341	(1,064,997)

19,903,205	172,290,112	27,354,516	2,718,988	11,888,435
—	(24,952,162)	—	—	—
(12,201)	(58,798)	3,999	523	4,037
—	—	—	—	—
—	—	—	—	—

19,891,004	147,279,152	27,358,515	2,719,511	11,892,472

22,199,503	66,430,493	33,444,338	2,097,274	9,619,456
—	30,950,488	—	—	—
93	6,868	(12)	56	(9)
—	—	—	—	—
(41,815)	—	—	—	—

22,157,781	97,387,849	33,444,326	2,097,330	9,619,447

42,048,785	244,667,001	60,802,841	4,816,841	21,511,919

$40,507,237	$230,355,420	$61,012,509	$5,538,182	$20,446,922

97

WASATCH FUNDS	FOR THE YEAR ENDED SEPTEMBER 30, 2017

Statements of Operations (continued)

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$19,551	$2,489,228 [1]	$9,534,563
Dividends[2]
Unaffiliated issuers	2,188,360	43,140	—
Non-cash dividends	130,345	—	—

Total investment income	2,338,256	2,532,368	9,534,563

Expenses:
Investment advisory fees	2,774,058	539,755	1,727,013
Shareholder servicing fees — Investor Class	323,101	34,447	399,689
Shareholder servicing fees — Institutional Class	1,506	—	—
Fund administration fees	31,458	16,700	58,667
Fund accounting fees	44,299	33,136	35,828
Reports to shareholders — Investor Class	28,279	10,133	39,013
Reports to shareholders — Institutional Class	5,559	—	—
Custody fees	54,007	14,022	10,552
Federal and state registration fees — Investor Class	23,718	19,331	67,504
Federal and state registration fees — Institutional Class	16,587	—	—
Legal fees	13,829	7,276	25,921
Trustees’ fees	28,086	14,846	56,922
Interest	5,817	3,063	11,277
Audit fees	34,014	37,703	30,903
Other expenses	21,143	8,099	20,050

Total expenses before reimbursement	3,405,461	738,511	2,483,339
Reimbursement of expenses by Advisor	(32,700)	—	—

Net Expenses	3,372,761	738,511	2,483,339

Net Investment Income (Loss)	(1,034,505)	1,793,857	7,051,224

Realized Gain (Loss):
Investments sold	21,262,458	(98,032)	(15,383,863)
Foreign currency forward exchange contracts	624,745	—	—
Foreign currency transactions	(68,106)	—	—

Net realized gain (loss)	21,819,097	(98,032)	(15,383,863)

Change in Unrealized Appreciation (Depreciation):
Investments	15,295,625	(999,732)	(39,287,510)
Foreign currency forward exchange contracts	113,367	—	—
Foreign currency translations	6,132	—	—

Net change in unrealized appreciation (depreciation)	15,415,124	(999,732)	(39,287,510)

Net gain (loss) on investments	37,234,221	(1,097,764)	(54,671,373)

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,199,716	$696,093	$(47,620,149)

[1]	Net of $457 in foreign withholding taxes.
[2]	Net of $148,488, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

98

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99

WASATCH FUNDS

Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016[1]

Operations:
Net investment income (loss)	$(10,825,622)	$(7,219,134)	$(1,291,008)	$(780,023)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	76,972,163	6,560,806	337,887	75,863
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	186,468,265	127,845,697	26,464,287	9,007,373

Net increase (decrease) in net assets resulting from operations	252,614,806	127,187,369	25,511,166	8,303,213

Dividends paid from:
Investor Class
Net investment income	—	—	—	—
Net realized gains	(1,693,023)	(119,772,338)	(681,183)	(958,580)

	(1,693,023)	(119,772,338)	(681,183)	(958,580)
Institutional Class
Net investment income	(131,773)	—	—	—
Net realized gains	(427,998)	(18,740,216)	(138,465)	—

	(559,771)	(18,740,216)	(138,465)	—

Capital share transactions:
Investor Class
Shares sold	158,213,538	235,595,333	173,266,065	29,211,166
Shares issued to holders in reinvestment of dividends	1,656,949	117,452,918	675,573	881,647
Shares redeemed	(224,407,684)	(270,607,879)	(58,350,522)	(27,875,778)
Redemption fees	18,973	57,589	197,218	16,274

Net increase (decrease)	(64,518,224)	82,497,961	115,788,334	2,233,309

Institutional Class
Shares sold	136,598,360	102,256,296	21,762,904	8,344,245
Shares issued to holders in reinvestment of dividends	533,314	17,489,140	63,166	—
Shares redeemed	(62,595,979)	(22,196,227)	(12,400,532)	—
Redemption fees	7,603	9,043	11,033	—

Net increase (decrease)	74,543,298	97,558,252	9,436,571	8,344,245

Total increase (decrease) in net assets	260,387,086	168,731,028	149,916,423	17,922,187

Net assets:
Beginning of period	1,333,860,505	1,165,129,477	81,772,076	63,849,889

End of period	$1,594,247,591	$1,333,860,505	$231,688,499	$81,772,076

Undistributed net investment loss included in net assets at end of period	$(8,181,295)	$(5,575,059)	$(2,249,623)	$(1,649,540)

Capital share transactions — shares:
Investor Class
Shares sold	2,604,740	4,389,841	45,211,975	9,619,706
Shares issued to holders in reinvestment of dividends	28,319	2,179,898	229,008	291,936
Shares redeemed	(3,700,842)	(5,086,949)	(15,673,561)	(9,479,876)

Net increase (decrease) in shares outstanding	(1,067,783)	1,482,790	29,767,422	431,766

Institutional Class
Shares sold	2,250,747	1,883,923	5,981,814	2,879,575
Shares issued to holders in reinvestment of dividends	9,075	323,513	21,340	—
Shares redeemed	(1,003,821)	(410,462)	(3,087,664)	—

Net increase (decrease) in shares outstanding	1,256,001	1,796,974	2,915,490	2,879,575

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

100

SEPTEMBER 30, 2017

EMERGING MARKETS SELECT FUND		EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016[1]	Year Ended September 30, 2017	Year Ended September 30, 2016[1]

$(70,308)	$39,611	$(2,494,433)	$(5,703,812)	$(1,473,195)	$3,750,574
(569,305)	(1,295,442)	71,270,719	(57,152,827)	(8,115,718)	(122,596,395)
5,667,067	5,180,985	(9,352,461)	150,259,510	2,787,356	71,170,573

5,027,454	3,925,154	59,423,825	87,402,871	(6,801,557)	(47,675,248)

—	—	—	(132,483)	—	(1,618,755)
—	—	—	—	—	—

—	—	—	(132,483)	—	(1,618,755)

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

5,170,460	5,021,512	71,727,934	135,426,837	50,572,101	256,042,228
—	—	—	117,400	—	1,545,813
(3,358,306)	(13,057,233)	(390,658,618)	(508,099,796)	(329,333,843)	(796,859,735)
4,694	1,244	14,789	6,249	8,464	47,252

1,816,848	(8,034,477)	(318,915,895)	(372,549,310)	(278,753,278)	(539,224,442)

4,104,118	6,298,780	148,425,692	163,579,317	17,267,589	156,914,661
—	—	—	—	—	—
(5,462,642)	(1,330,793)	(80,570,428)	(24,306,522)	(111,498,183)	(18,521,165)
1,073	—	1,856	242	712	839

(1,357,451)	4,967,987	67,857,120	139,273,037	(94,229,882)	138,394,335

5,486,851	858,664	(191,634,950)	(146,005,885)	(379,784,717)	(450,124,110)

38,654,784	37,796,120	835,360,842	981,366,727	577,548,950	1,027,673,060

$44,141,635	$38,654,784	$643,725,892	$835,360,842	$197,764,233	$577,548,950

$(169,551)	$(157,877)	$(5,165,459)	$(7,177,380)	$(3,973,043)	$(5,926,809)

533,891	607,896	27,967,821	55,771,862	20,091,652	96,401,830
—	—	—	48,512	—	574,652
(363,175)	(1,537,017)	(150,247,286)	(213,187,447)	(130,050,975)	(300,906,259)

170,716	(929,121)	(122,279,465)	(157,367,073)	(109,959,323)	(203,929,777)

414,375	735,711	53,895,941	69,868,540	6,898,616	60,003,922
—	—	—	—	—	—
(561,923)	(154,025)	(29,814,247)	(9,644,798)	(44,682,757)	(7,015,724)

(147,548)	581,686	24,081,694	60,223,742	(37,784,141)	52,988,198

101

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		INTERNATIONAL GROWTH FUND
	Year Ended September 30, 2017	Year Ended September 30, 2016[1]	Year Ended September 30, 2017	Year Ended September 30, 2016[1]

Operations:
Net investment income (loss)	$(1,208,416)	$(1,517,910)	$(3,106,494)	$(4,748,463)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	10,511,340	8,430,816	32,278,787	55,136,808
Net realized gain on options written	—	—	—	—
Net realized loss on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	3,438,339	14,070,421	126,910,430	116,091,330

Net increase in net assets resulting from operations	12,741,263	20,983,327	156,082,723	166,479,675

Dividends paid from:
Investor Class
Net investment income	(141,725)	(427,375)	—	—
Net realized gains	(7,610,212)	(19,259,921)	(29,626,224)	—

	(7,751,937)	(19,687,296)	(29,626,224)	—
Institutional Class
Net investment income	(20,477)	—	(393,058)	—
Net realized gains	(396,985)	—	(17,283,293)	—

	(417,462)	—	(17,676,351)	—

Capital share transactions:
Investor Class
Shares sold	9,564,866	21,166,046	106,544,800	222,578,093
Shares issued to holders in reinvestment of dividends	7,688,280	19,452,688	28,617,516	—
Shares redeemed	(76,357,387)	(46,667,870)	(330,404,896)	(726,095,437)
Redemption fees	3,721	12,452	16,380	11,556

Net decrease	(59,100,520)	(6,036,684)	(195,226,200)	(503,505,788)

Institutional Class
Shares sold	1,731,118	5,065,715	219,622,439	483,795,090
Shares issued to holders in reinvestment of dividends	338,803	—	16,749,716	—
Shares redeemed	(837,522)	—	(142,642,997)	(8,682,445)
Redemption fees	—	—	5,704	2,492

Net increase (decrease)	1,232,399	5,065,715	93,734,862	475,115,137

Total increase (decrease) in net assets	(53,296,257)	325,062	7,288,810	138,089,024

Net assets:
Beginning of period	156,292,954	155,967,892	1,454,184,112	1,316,095,088

End of period	$102,996,697	$156,292,954	$1,461,472,922	$1,454,184,112

Undistributed net investment loss included in net assets at end of period	$(963,398)	$(1,429,652)	$(857,139)	$(1,771,842)

Capital share transactions — shares:
Investor Class
Shares sold	2,822,944	6,694,423	3,614,830	7,681,730
Shares issued to holders in reinvestment of dividends	2,606,197	5,704,601	1,081,948	—
Shares redeemed	(22,787,072)	(13,949,592)	(10,993,871)	(24,818,248)

Net decrease in shares outstanding	(17,357,931)	(1,550,568)	(6,297,093)	(17,136,518)

Institutional Class
Shares sold	515,951	1,518,647	7,190,613	16,466,250
Shares issued to holders in reinvestment of dividends	114,848	—	633,020	—
Shares redeemed	(246,570)	—	(4,615,613)	(285,393)

Net increase (decrease) in shares outstanding	384,229	1,518,647	3,208,020	16,180,857

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

102

SEPTEMBER 30, 2017

INTERNATIONAL OPPORTUNITIES FUND		LARGE CAP VALUE FUND		LONG/SHORT FUND
Year Ended September 30, 2017	Year Ended September 30, 2016[1]	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$(4,032,634)	$(1,149,686)	$3,607,580	$3,669,068	$(1,076,344)	$45,073
76,542,399	(6,218,080)	25,170,035	5,613,690	23,313,928	(125,012,468)
—	—	99,363	132,873	—	—
—	—	—	—	(18,701,895)	(24,738,165)
(41,137,947)	123,227,456	(810,916)	19,112,212	(3,154,014)	196,133,025

31,371,818	115,859,690	28,066,062	28,527,843	381,675	46,427,465

—	—	(3,557,468)	(3,733,214)	—	(364,125)
—	(22,512,072)	(6,413,391)	(20,730,247)	(42,943)	(49,332,592)

—	(22,512,072)	(9,970,859)	(24,463,461)	(42,943)	(49,696,717)

—	—	(75,697)	(60,085)	—	(479,596)
—	—	(63,659)	(252,053)	(18,132)	(22,243,655)

—	—	(139,356)	(312,138)	(18,132)	(22,723,251)

244,935,438	151,939,973	7,997,702	9,656,161	14,964,816	64,920,986
—	22,015,075	9,870,606	24,129,587	42,349	49,262,675
(503,406,532)	(184,742,350)	(49,536,033)	(91,876,593)	(119,778,795)	(527,803,631)
13,213	18,842	1,840	1,216	4,131	15,132

(258,457,881)	(10,768,460)	(31,665,885)	(58,089,629)	(104,767,499)	(413,604,838)

81,335,149	153,515,811	4,408,174	3,327,996	31,752,233	41,876,317
—	—	137,747	309,072	18,116	22,325,848
(33,966,318)	(9,205,095)	(3,793,616)	(1,601,692)	(69,587,600)	(401,523,032)
3,525	2,811	1,100	1,120	15,367	101,712

47,372,356	144,313,527	753,405	2,036,496	(37,801,884)	(337,219,155)

(179,713,707)	226,892,685	(12,956,633)	(52,300,889)	(142,248,783)	(776,816,496)

680,387,811	453,495,126	193,280,094	245,580,983	248,167,392	1,024,983,888

$500,674,104	$680,387,811	$180,323,461	$193,280,094	$105,918,609	$248,167,392

$(3,176,874)	$(237,268)	$(7,742)	$(3,731)	$(455,640)	$(145,368)

78,958,491	52,855,854	843,060	1,120,728	1,146,753	5,339,083
—	7,862,527	1,045,628	2,807,480	3,177	4,332,689
(161,991,381)	(66,779,782)	(5,213,402)	(10,503,774)	(9,381,896)	(44,954,538)

(83,032,890)	(6,061,401)	(3,324,714)	(6,575,566)	(8,231,966)	(35,282,766)

25,860,622	55,197,121	460,307	365,881	2,406,680	3,395,227
—	—	14,478	35,987	1,353	1,961,850
(10,875,848)	(3,093,786)	(409,841)	(176,253)	(5,398,348)	(33,338,059)

14,984,774	52,103,335	64,944	225,615	(2,990,315)	(27,980,982)

103

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	MICRO CAP FUND		MICRO CAP VALUE FUND
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

Operations:
Net investment income (loss)	$(3,976,227)	$(3,020,820)	$(1,541,548)	$(987,743)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	39,173,711	17,504,026	19,891,004	2,306,799
Change in unrealized appreciation on investments, foreign currency translations and deferred foreign capital gains taxes	28,515,635	25,086,105	22,157,781	18,406,751

Net increase in net assets resulting from operations	63,713,119	39,569,311	40,507,237	19,725,807

Dividends paid from:
Investor Class
Net investment income	(194,392)	—	(119,575)	—
Net realized gains	(22,635,465)	(40,544,074)	(2,945,428)	(17,904,955)
Return of capital	—	—	—	—

	(22,829,857)	(40,544,074)	(3,065,003)	(17,904,955)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	8,493,440	6,546,097	29,303,153	36,255,073
Shares issued to holders in reinvestment of dividends	21,444,591	38,421,674	3,005,231	17,528,757
Shares redeemed	(36,929,156)	(39,615,512)	(32,783,681)	(30,678,179)
Redemption fees	190	2,584	3,915	21,005

Net increase (decrease)	(6,990,935)	5,354,843	(471,382)	23,126,656

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Redemption fees	—	—	—	—

Net increase	—	—	—	—

Total increase (decrease) in net assets	33,892,327	4,380,080	36,970,852	24,947,508

Net assets:
Beginning of period	277,690,923	273,310,843	179,116,372	154,168,864

End of period	$311,583,250	$277,690,923	$216,087,224	$179,116,372

Undistributed net investment income (loss) included in net assets at end of period	$(2,607,368)	$(1,971,779)	$(1,095,632)	$(689,111)

Capital share transactions — shares:
Investor Class
Shares sold	1,187,956	973,225	9,461,106	13,603,287
Shares issued to holders in reinvestment of dividends	3,309,350	5,777,695	1,029,189	6,565,078
Shares redeemed	(5,256,054)	(6,040,054)	(10,751,970)	(11,446,018)

Net increase (decrease) in shares outstanding	(758,748)	710,866	(261,675)	8,722,347

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	—	—	—	—

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

104

SEPTEMBER 30, 2017

SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
Year Ended September 30, 2017	Year Ended September 30, 2016[1]	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$(14,311,581)	$(14,924,154)	$209,668	$682,252	$721,341	$1,690,915
147,279,152	162,637,861	27,358,515	16,775,143	2,719,511	(7,539,689)
97,387,849	67,189,440	33,444,326	18,262,012	2,097,330	9,420,214

230,355,420	214,903,147	61,012,509	35,719,407	5,538,182	3,571,440

—	—	(204,563)	(1,366,134)	(516,716)	(1,501,048)
(114,348,061)	(322,361,340)	—	—	—	(2,658,712)
—	—	—	—	—	(287,336)

(114,348,061)	(322,361,340)	(204,563)	(1,366,134)	(516,716)	(4,447,096)

—	—	(86,356)	(98,715)	—	—
(29,795,156)	—	—	—	—	—

(29,795,156)	—	(86,356)	(98,715)	—	—

101,783,116	209,117,699	58,194,449	35,656,524	3,250,647	5,689,341
111,807,878	309,835,993	197,942	1,301,422	509,614	4,380,286
(631,140,322)	(844,914,263)	(61,034,771)	(56,085,285)	(18,849,418)	(42,746,118)
21,451	67,941	8,744	1,743	561	3,056

(417,527,877)	(325,892,630)	(2,633,636)	(19,125,596)	(15,088,596)	(32,673,435)

231,976,705	334,206,662	25,348,797	5,124,166	—	—
27,104,939	—	85,869	98,258	—	—
(119,228,883)	(19,042,923)	(6,422,594)	(3,397,604)	—	—
7,043	369	299	79	—	—

139,859,804	315,164,108	19,012,371	1,824,899	—	—

(191,455,870)	(118,186,715)	77,100,325	16,953,861	(10,067,130)	(33,549,091)

1,882,400,918	2,000,587,633	293,549,123	276,595,262	55,111,832	88,660,923

$1,690,945,048	$1,882,400,918	$370,649,448	$293,549,123	$45,044,702	$55,111,832

$(9,822,810)	$(10,697,296)	$(127,730)	$223,317	$(69,552)	$(159,843)

2,390,725	5,131,888	8,126,959	6,099,737	289,909	548,323
2,797,995	7,380,562	27,919	216,904	46,032	425,080
(14,822,528)	(20,536,916)	(8,511,232)	(9,526,792)	(1,699,886)	(4,239,042)

(9,633,808)	(8,024,466)	(356,354)	(3,210,151)	(1,363,945)	(3,265,639)

5,418,588	8,204,969	3,512,510	902,562	—	—
676,777	—	12,060	16,322	—	—
(2,764,509)	(457,924)	(886,905)	(553,403)	—	—

3,330,856	7,747,045	2,637,665	365,481	—	—

105

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	ULTRA GROWTH FUND		WORLD INNOVATORS FUND
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016[1]

Operations:
Net investment income (loss)	$(1,064,997)	$(982,316)	$(1,034,505)	$(1,240,640)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	11,892,472	7,330,801	21,819,097	11,692,010
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	9,619,447	11,054,954	15,415,124	6,110,487

Net increase (decrease) in net assets resulting from operations	20,446,922	17,403,439	36,199,716	16,561,857

Dividends paid from:
Investor Class
Net investment income	(520,867)	—	—	—
Net realized gains	(9,189,783)	(8,679,065)	(6,256,560)	(24,130,023)

	(9,710,650)	(8,679,065)	(6,256,560)	(24,130,023)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	(128,118)

	—	—	(128,118)	—

Capital share transactions:
Investor Class
Shares sold	4,951,716	4,877,275	18,432,994	59,829,188
Shares issued to holders in reinvestment of dividends	9,435,416	8,403,349	6,041,921	22,861,112
Shares redeemed	(15,159,900)	(16,619,659)	(56,466,951)	(67,566,485)
Redemption fees	215	1,273	2,501	1,953

Net increase (decrease)	(772,553)	(3,337,762)	(31,989,535)	15,125,768

Institutional Class
Shares sold	—	—	5,854,133	5,998,939
Shares issued to holders in reinvestment of dividends	—	—	128,118	—
Shares redeemed	—	—	(8,754,213)	(25,551)

Net increase (decrease)	—	—	(2,771,962)	5,973,388

Total increase (decrease) in net assets	9,963,719	5,386,612	(4,946,459)	13,530,990

Net assets:
Beginning of period	101,401,904	96,015,292	199,803,013	186,272,023

End of period	$111,365,623	$101,401,904	$194,856,554	$199,803,013

Undistributed net investment income (loss) included in net assets at end of period	$(903,987)	$(1,199,720)	$(41,744)	$(456,077)

Capital share transactions — shares:
Investor Class
Shares sold	254,111	273,554	909,168	3,189,238
Shares issued to holders in reinvestment of dividends	538,244	459,702	326,414	1,198,171
Shares redeemed	(784,313)	(952,369)	(2,869,552)	(3,591,062)

Net increase (decrease) in shares outstanding	8,042	(219,113)	(1,633,970)	796,347

Institutional Class
Shares sold	—	—	299,276	309,990
Shares issued to holders in reinvestment of dividends	—	—	6,903	—
Shares redeemed	—	—	(447,088)	(1,313)

Net increase (decrease) in shares outstanding	—	—	(140,909)	308,677

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

106

SEPTEMBER 30, 2017

INCOME FUND		U.S. TREASURY FUND
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$1,793,857	$1,951,379	$7,051,224	$7,963,623
(98,032)	125,294	(15,383,863)	23,928,544
(999,732)	544,033	(39,287,510)	24,193,265

696,093	2,620,706	(47,620,149)	56,085,432

(1,793,675)	(1,963,364)	(7,013,012)	(7,944,602)
(124,947)	—	(23,928,558)	(15,905,989)

(1,918,622)	(1,963,364)	(30,941,570)	(23,850,591)

—	—	—	—
—	—	—	—

—	—	—	—

19,939,924	27,381,821	172,273,407	288,787,957
1,297,779	1,491,903	29,434,378	22,804,737
(22,860,288)	(38,794,414)	(251,422,062)	(182,878,814)
5,601	10,533	130,945	201,177

(1,616,984)	(9,910,157)	(49,583,332)	128,915,057

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

(2,839,513)	(9,252,815)	(128,145,051)	161,149,898

99,706,071	108,958,886	489,010,815	327,860,917

$96,866,558	$99,706,071	$360,865,764	$489,010,815

$4,835	$10,454	$36,338	$(1,860)

1,972,799	2,685,166	10,519,433	15,149,367
128,472	146,414	1,897,444	1,296,239
(2,260,040)	(3,804,979)	(14,924,367)	(9,625,892)

(158,769)	(973,399)	(2,507,490)	6,819,714

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

107

WASATCH FUNDS

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/17	$56.90	(0.50)	11.13	10.63	—	[4]	—	(0.09)	(0.09)
Year ended 9/30/16[19]	$57.83	(0.30)	6.09	5.79	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.46	(0.14)[12]	5.95	5.81	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.49	(0.39)	2.12	1.73	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.41	(0.12)	11.19	11.07	0.01		—	—	—
Core Growth Fund — Institutional Class
Year ended 9/30/17	$57.16	(0.30)	11.07	10.77	—	[4]	(0.03)	(0.09)	(0.12)
Year ended 9/30/16[19]	$57.99	(0.14)	6.03	5.89	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.58	0.06	5.79	5.85	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.57	(0.23)	2.00	1.77	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.44	(0.07)	11.20	11.13	—	[4]	—	—	—
Emerging India Fund — Investor Class
Year ended 9/30/17	$3.39	0.02 [20]	0.70	0.72	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/16[19]	$3.07	(0.03)	0.39	0.36	—	[4]	—	(0.04)	(0.04)
Year ended 9/30/15	$2.73	(0.04)	0.38	0.34	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$1.78	(—)[4]	0.95	0.95	—	[4]	—	—	—
Year ended 9/30/13	$2.02	(0.01)	(0.23)	(0.24)	—	[4]	—	—	—
Emerging India Fund — Institutional Class
Year ended 9/30/17	$3.40	0.02 [20]	0.71	0.73	—	[4]	—	(0.03)	(0.03)
Period ended 9/30/1617 19	$2.82	(0.01)	0.59	0.58	—		—	—	—
Emerging Markets Select Fund — Investor Class
Year ended 9/30/17	$9.23	(0.03)	1.26	1.23	—	[4]	—	—	—
Year ended 9/30/16[19]	$8.35	(0.05)	0.93	0.88	—	[4]	—	—	—
Year ended 9/30/15	$10.31	(0.04)	(1.89)	(1.93)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/14	$9.56	(0.01)	0.77	0.76	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/13[10]	$10.00	— [4]	(0.44)	(0.44)	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Year ended 9/30/17	$9.32	(0.01)	1.29	1.28	—	[4]	—	—	—
Year ended 9/30/16[19]	$8.41	0.04	0.87	0.91	—		—	—	—
Year ended 9/30/15	$10.37	(0.03)	(1.88)	(1.91)	—	[4]	(0.05)	—	(0.05)
Year ended 9/30/14	$9.61	— [4]	0.78	0.78	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/13[11]	$10.00	(—)[4]	(0.39)	(0.39)	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Investor Class
Year ended 9/30/17	$2.67	(0.04)	0.36	0.32	—	[4]	—	—	—
Year ended 9/30/16[19]	$2.39	(0.04)	0.32	0.28	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$2.74	(0.03)	(0.32)	(0.35)	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$2.67	(0.01)	0.14	0.13	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/13	$2.66	0.01	0.01	0.02	—	[4]	(0.01)	—	(0.01)
Emerging Markets Small Cap Fund — Institutional Class
Year ended 9/30/17	$2.67	0.01	0.32	0.33	—	[4]	—	—	—
Period ended 9/30/1617 19	$2.31	(—)[4]	0.36	0.36	—		—	—	—
Frontier Emerging Small Countries Fund — Investor Class
Year ended 9/30/17	$2.63	(0.08)	0.20	0.12	—	[4]	—	—	—
Year ended 9/30/16[19]	$2.77	0.02	(0.16)	(0.14)	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$3.32	0.02	(0.50)	(0.48)	—	[4]	(0.02)	(0.05)	(0.07)
Year ended 9/30/14	$2.97	0.03	0.33	0.36	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/13	$2.41	0.01	0.55	0.56	—	[4]	— [4]	— [4]	— [4]
Frontier Emerging Small Countries Fund — Institutional Class
Year ended 9/30/17	$2.64	(0.06)	0.18	0.12	—	[4]	—	—	—
Period ended 9/30/1617 19	$2.58	0.02	0.04	0.06	—	[4]	—	—	—
Global Opportunities Fund — Investor Class
Year ended 9/30/17	$3.52	(0.07)	0.58	0.51	—	[4]	— [4]	(0.27)	(0.27)
Year ended 9/30/16[19]	$3.51	(0.04)	0.51	0.47	—	[4]	(0.01)	(0.45)	(0.46)
Year ended 9/30/15	$4.28	(0.05)	(0.08)	(0.13)	—	[4]	(0.01)	(0.63)	(0.64)
Year ended 9/30/14	$4.58	(0.05)	0.23	0.18	—	[4]	— [4]	(0.48)	(0.48)
Year ended 9/30/13	$4.15	(0.02)	0.93	0.91	—	[4]	—	(0.48)	(0.48)
Global Opportunities Fund — Institutional Class
Year ended 9/30/17	$3.52	(0.02)	0.54	0.52	—		(0.01)	(0.27)	(0.28)
Period ended 9/30/1617 19	$3.09	(—)[4]	0.43	0.43	—		—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

108

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$67.44	18.69	1.21	[5]	1.21	[5]	(0.78)	(0.78)	$1,211,089	26%
$56.90	10.69	1.21	[5]	1.21	[5]	(0.62)	(0.62)	$1,082,679	18%
$57.83	10.87	1.17	[5]	1.17	[5]	(0.29)[12]	(0.29)[12]	$1,014,515	39%
$53.46	3.26	1.18	[5]	1.18	[5]	(0.64)	(0.64)	$859,086	26%
$52.49	26.76	1.21	[5]	1.21	[5]	(0.39)	(0.39)	$924,304	16%

$67.81	18.87	1.05	[5]	1.10	[5]	(0.63)	(0.67)	$383,159	26%
$57.16	10.83	1.07	[5]	1.09	[5]	(0.48)	(0.50)	$251,181	18%
$57.99	10.94	1.12	[5]	1.13	[5]	(0.29)[12]	(0.30)[12]	$150,614	39%
$53.58	3.31	1.13	[5]	1.19	[5]	(0.59)	(0.65)[5]	$49,369	26%
$52.57	26.86	1.12	[5]	1.32	[5]	(0.32)	(0.52)[5]	$19,971	16%

$4.08	21.65	1.73	[5]	1.73	[5]	(0.92)	(0.92)	$207,949	17%
$3.39	11.98	1.82	[5]	1.96	[5]	(1.18)	(1.32)	$71,973	42%
$3.07	12.51	1.95	[5]	2.12	[5]	(1.38)	(1.55)	$63,850	36%
$2.73	53.37	1.96	[5]	2.58	[5]	(0.76)	(1.38)	$44,150	13%
$1.78	(11.88)	1.95	[5]	2.99	[5]	(0.99)	(2.03)	$15,938	40%

$4.10	21.89	1.50	[5]	1.67	[5]	(0.77)	(0.94)	$23,739	17%
$3.40	20.57	1.50	[5]	2.00	[5]	(0.70)	(1.20)	$9,799	42%

$10.46	13.33	1.51	[6]	1.90	[6]	(0.38)	(0.76)	$15,273	55%
$9.23	10.54	1.58	[6]	1.98	[6]	(0.15)	(0.55)	$11,892	62%
$8.35	(18.81)	1.70	[6]	2.00	[6]	(0.23)	(0.53)	$18,527	46%
$10.31	7.92	1.69	[5]	1.88	[5]	(0.09)	(0.28)	$26,502	59%
$9.56	(4.40)	1.69	[5]	2.40	[5]	0.04	(0.67)	$29,374	43%

$10.60	13.73	1.21	[6]	1.52	[6]	(0.09)	(0.39)	$28,868	55%
$9.32	10.82	1.29	[6]	1.59	[6]	0.29	(0.01)	$26,763	62%
$8.41	(18.67)	1.51	[6]	1.77	[6]	(0.06)	(0.32)	$19,270	46%
$10.37	8.13	1.51	[5]	1.71	[5]	0.05	(0.15)	$32,306	59%
$9.61	(3.90)	1.50	[5]	2.21	[5]	(0.18)	(0.89)	$28,861	43%

$2.99	11.99	1.96	[6]	2.02	[6]	(0.49)	(0.56)	$390,903	58%
$2.67	11.73	1.96	[6]	2.00	[6]	(0.75)	(0.79)	$674,632	42%
$2.39	(12.65)	1.95	[5]	2.01	[5]	(0.63)	(0.69)	$981,367	59%
$2.74	4.90	1.95	[5]	2.02	[5]	(0.28)	(0.35)	$1,457,882	55%
$2.67	0.85	1.95	[5]	2.06	[5]	0.21	0.09	$1,785,681	41%

$3.00	12.36	1.81	[6]	1.88	[6]	(0.05)	(0.12)	$252,823	58%
$2.67	15.58	1.80	[6]	1.81	[6]	(0.03)	(0.04)	$160,729	42%

$2.75	4.56	2.28	[6]	2.46	[6]	(0.48)	(0.67)	$155,758	59%
$2.63	(4.89)	2.25	[5]	2.39	[5]	0.35	0.21	$437,850	80%
$2.77	(14.88)	2.25	[5]	2.28	[5]	0.39	0.36	$1,027,673	34%
$3.32	11.97	2.24	[5]	2.24	[5]	0.79	0.79	$1,324,694	22%
$2.97	22.88	2.25	[5]	2.43	[5]	0.81	0.63	$730,694	13%

$2.76	4.55	2.08	[6]	2.17	[6]	(0.34)	(0.44)	$42,006	59%
$2.64	2.33	2.06	[6]	2.06	[6]	1.40	1.40	$139,699	80%

$3.76	16.61	1.59	[6]	1.59	[6]	(1.09)	(1.09)	$95,847	27%
$3.52	13.73	1.62	[6]	1.62	[6]	(0.98)	(0.98)	$150,945	44%
$3.51	(3.88)	1.81	[5]	1.81	[5]	(1.10)	(1.10)	$155,968	54%
$4.28	3.94	1.78	[5]	1.78	[5]	(0.83)	(0.83)	$192,664	42%
$4.58	24.23	1.80	[5]	1.80	[5]	(0.70)	(0.70)	$220,460	43%

$3.76	16.92	1.36	[6]	1.93	[6]	(0.85)	(1.41)	$7,149	27%
$3.52	13.92	1.35	[5]	2.32	[5]	(0.57)	(1.54)	$5,348	44%

109

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
International Growth Fund — Investor Class
Year ended 9/30/17	$31.43	(0.13)	3.61	3.48	—	[4]	—	(1.07)	(1.07)
Year ended 9/30/16[19]	$27.88	(0.22)	3.77	3.55	—	[4]	—	—	—
Year ended 9/30/15	$26.78	(0.09)	1.39	1.30	—	[4]	(0.01)	(0.19)	(0.20)
Year ended 9/30/14	$28.76	(0.02)	(1.24)	(1.26)	—	[4]	—	(0.72)	(0.72)
Year ended 9/30/13	$22.44	0.07	6.32	6.39	0.01		(0.08)	—	(0.08)
International Growth Fund — Institutional Class
Year ended 9/30/17	$31.46	(0.05)	3.56	3.51	—	[4]	(0.02)	(1.07)	(1.09)
Period ended 9/30/1617 19	$28.46	0.01	2.99	3.00	—	[4]	—	—	—
International Opportunities Fund — Investor Class
Year ended 9/30/17	$3.21	(0.04)	0.30	0.26	—	[4]	—	—	—
Year ended 9/30/16[19]	$2.74	(0.01)	0.61	0.60	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/15	$3.09	(0.01)	(0.04)	(0.05)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/14	$2.94	(0.01)	0.33	0.32	—	[4]	—	(0.17)	(0.17)
Year ended 9/30/13	$2.41	(—)[4]	0.53	0.53	—	[4]	—	—	—
International Opportunities Fund — Institutional Class
Year ended 9/30/17	$3.23	(0.01)	0.28	0.27	—	[4]	—	—	—
Period ended 9/30/1617 19	$2.71	0.01	0.51	0.52	—	[4]	—	—	—
Large Cap Value Fund — Investor Class
Year ended 9/30/17	$9.02	0.19	1.23	1.42	—	[4]	(0.19)	(0.32)	(0.51)
Year ended 9/30/16[19]	$8.84	0.16	1.01	1.17	—	[4]	(0.16)	(0.83)	(0.99)
Year ended 9/30/15	$12.69	0.15	(0.69)	(0.54)	—	[4]	(0.16)	(3.15)	(3.31)
Year ended 9/30/14	$16.57	0.21	1.49	1.70	—	[4]	(0.22)	(5.36)	(5.58)
Year ended 9/30/13	$14.31	0.22	2.37	2.59	—	[4]	(0.20)	(0.13)	(0.33)
Large Cap Value Fund — Institutional Class
Year ended 9/30/17	$9.01	0.18	1.25	1.43	—	[4]	(0.20)	(0.32)	(0.52)
Year ended 9/30/16[19]	$8.84	0.29	0.88	1.17	—	[4]	(0.17)	(0.83)	(1.00)
Year ended 9/30/15	$12.69	(0.04)	(0.49)	(0.53)	—	[4]	(0.17)	(3.15)	(3.32)
Year ended 9/30/14	$16.57	0.20	1.52	1.72	—	[4]	(0.24)	(5.36)	(5.60)
Year ended 9/30/13	$14.31	0.22	2.39	2.61	—	[4]	(0.22)	(0.13)	(0.35)
Long/Short Fund — Investor Class
Year ended 9/30/17	$12.63	(0.14)	0.09	(0.05)	—	[4]	—	— [4]	— [4]
Year ended 9/30/16[19]	$12.36	(0.08)	1.60	1.52	—	[4]	(0.01)	(1.24)	(1.25)
Year ended 9/30/15	$16.29	0.02	(3.00)	(2.98)	—	[4]	(0.14)	(0.81)	(0.95)
Year ended 9/30/14	$15.82	0.17	0.65	0.82	—	[4]	—	(0.35)	(0.35)
Year ended 9/30/13	$13.66	(0.04)	2.23	2.19	—	[4]	—	(0.03)	(0.03)
Long/Short Fund — Institutional Class
Year ended 9/30/17	$12.67	(0.12)	0.10	(0.02)	0.01		—	— [4]	— [4]
Year ended 9/30/16[19]	$12.38	0.21	1.33	1.54	0.02		(0.03)	(1.24)	(1.27)
Year ended 9/30/15	$16.32	0.06	(3.02)	(2.96)	—	[4]	(0.17)	(0.81)	(0.98)
Year ended 9/30/14	$15.83	0.18	0.66	0.84	—	[4]	—	(0.35)	(0.35)
Period ended 9/30/13[11]	$13.80	(0.01)	2.07	2.06	—	[4]	—	(0.03)	(0.03)
Micro Cap Fund
Year ended 9/30/17	$7.19	(0.11)	1.75	1.64	—	[4]	(0.01)	(0.59)	(0.60)
Year ended 9/30/16[19]	$7.21	(0.08)	1.15	1.07	—	[4]	—	(1.09)	(1.09)
Year ended 9/30/15	$7.36	(0.08)[13]	0.28	0.20	—	[4]	— [4]	(0.35)	(0.35)
Year ended 9/30/14	$7.42	(0.14)	0.08	(0.06)	—	[4]	—	—	—
Year ended 9/30/13	$5.71	(0.10)	1.81	1.71	—	[4]	—	—	—
Micro Cap Value Fund
Year ended 9/30/17	$2.87	(0.02)	0.68	0.66	—	[4]	— [4]	(0.05)	(0.05)
Year ended 9/30/16[19]	$2.87	(0.02)	0.34	0.32	—	[4]	—	(0.32)	(0.32)
Year ended 9/30/15	$3.02	(0.02)[14]	0.31	0.29	—	[4]	—	(0.44)	(0.44)
Year ended 9/30/14	$3.45	(0.04)	0.18	0.14	—	[4]	—	(0.57)	(0.57)
Year ended 9/30/13	$2.85	(0.03)	0.91	0.88	—	[4]	—	(0.28)	(0.28)

See Notes to Financial Highlights and Notes to Financial Statements.

110

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$33.84	12.04	1.46	[5]	1.46	[5]	(0.28)	(0.28)	$804,613	31%
$31.43	12.73	1.48	[5]	1.48	[5]	(0.41)	(0.41)	$945,168	50%
$27.88	4.83	1.50	[5]	1.50	[5]	(0.32)	(0.32)	$1,316,095	46%
$26.78	(4.53)	1.46	[5]	1.46	[5]	(0.06)	(0.06)	$1,421,086	42%
$28.76	28.63	1.49	[5]	1.49	[5]	0.25	0.25	$1,326,931	44%

$33.88	12.16	1.35	[5]	1.37	[5]	(0.14)	(0.16)	$656,860	31%
$31.46	10.54	1.35	[5]	1.36	[5]	0.07	0.06	$509,016	50%

$3.47	8.10	2.24	[6]	2.24	[6]	(0.88)	(0.88)	$265,879	59%
$3.21	22.73	2.25	[5]	2.29	[5]	(0.35)	(0.39)	$512,252	41%
$2.74	(1.44)	2.25	[5]	2.43	[5]	(0.36)	(0.54)	$453,495	25%
$3.09	11.53	2.25	[5]	2.41	[5]	(0.40)	(0.56)	$339,659	38%
$2.94	21.99	2.25	[5]	2.42	[5]	(0.03)	(0.20)	$278,216	49%

$3.50	8.36	1.96	[6]	2.04	[6]	(0.39)	(0.47)	$234,795	59%
$3.23	19.19	1.95	[5]	2.04	[5]	0.64	0.55	$168,136	41%

$9.93	16.11	1.10	[5]	1.19	[5]	1.93	1.84	$175,730	44%
$9.02	13.92	1.10	[5]	1.17	[5]	1.70	1.63	$189,691	26%
$8.84	(6.61)	1.10	[5]	1.12	[5]	1.34	1.32	$244,056	39%
$12.69	11.78	1.11	5 8	1.12	5 8	1.38	1.37	$409,169	53%
$16.57	18.40	1.10	[5]	1.16	[5]	1.27	1.21	$786,910	47%

$9.92	16.31	0.95	[5]	2.31	[5]	2.05	0.70	$4,594	44%
$9.01	13.97	0.96	[5]	1.72	[5]	1.76	1.00	$3,589	26%
$8.84	(6.50)	0.98	[5]	1.44	[5]	1.40	0.94	$1,525	39%
$12.69	11.95	0.98	[5]	1.25	[5]	1.52	1.25	$8,068	53%
$16.57	18.54	0.98	[5]	1.35	[5]	1.37	1.00	$15,444	47%

$12.58	(0.37)	2.31	6 7	2.31	6 7	(0.71)	(0.71)	$79,841	40%
$12.63	13.38	1.83	6 7	1.83	6 7	(0.06)	(0.06)	$184,158	47%
$12.36	(19.33)	1.61	[7]	1.61	[7]	0.12	0.12	$616,192	44%
$16.29	5.21	1.53	7 9	1.53	7 9	1.05	1.05	$1,696,707	47%
$15.82	16.09	1.51	[7]	1.51	[7]	(0.22)	(0.22)	$1,479,371	47%

$12.66	(0.05)	2.03	6 7	2.15	6 7	(0.44)	(0.55)	$26,078	40%
$12.67	13.71	1.52	6 7	1.57	6 7	0.18	0.13	$64,009	47%
$12.38	(19.19)	1.47	[7]	1.47	[7]	0.25	0.25	$408,792	44%
$16.32	5.33	1.42	[7]	1.42	[7]	1.18	1.18	$1,022,568	47%
$15.83	14.99	1.39	[7]	1.40	[7]	(0.16)	(0.17)	$824,780	47%

$8.23	25.10	1.75	[5]	1.75	[5]	(1.43)	(1.43)	$311,583	31%
$7.19	16.04	1.92	[5]	1.92	[5]	(1.14)	(1.14)	$277,691	32%
$7.21	2.45	1.90	[5]	1.90	[5]	(0.85)[13]	(0.85)[13]	$273,311	31%
$7.36	(0.81)	1.97		1.97		(1.67)	(1.67)	$293,815	26%
$7.42	29.95	2.13	[5]	2.13	[5]	(1.28)	(1.28)	$323,175	17%

$3.48	23.29	1.85	[5]	1.85	[5]	(0.81)	(0.81)	$216,087	57%
$2.87	12.04	1.95	[5]	2.04	[5]	(0.59)	(0.68)	$179,116	73%
$2.87	9.99	1.96	[6]	2.02	[6]	(0.55)[14]	(0.61)[14]	$154,169	53%
$3.02	3.26	2.03	[5]	2.09	[5]	(1.31)	(1.37)	$158,800	71%
$3.45	33.92	2.25	[5]	2.25	[5]	(0.92)	(0.92)	$166,487	66%

111

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital Distribution	Total Distributions
Small Cap Growth Fund — Investor Class
Year ended 9/30/17	$43.52	(0.53)	6.24	5.71	—	[4]	—	(3.51)	—	(3.51)
Year ended 9/30/16[19]	$45.97	(0.47)	5.65	5.18	—	[4]	—	(7.63)	—	(7.63)
Year ended 9/30/15	$50.25	(0.40)	0.93	0.53	—	[4]	—	(4.81)	—	(4.81)
Year ended 9/30/14	$51.31	(0.41)	1.03	0.62	—	[4]	—	(1.68)	—	(1.68)
Year ended 9/30/13	$43.82	(0.15)	10.53	10.38	—	[4]	—	(2.89)	—	(2.89)
Small Cap Growth Fund — Institutional Class
Year ended 9/30/17	$43.58	(0.17)	5.99	5.82	—	[4]	—	(3.51)	—	(3.51)
Year ended 9/30/1617 19	$37.58	(0.07)	6.07	6.00	—	[4]	—	—	—	—
Small Cap Value Fund — Investor Class
Year ended 9/30/17	$6.61	— [4]	1.33	1.33	—	[4]	— [4]	—	—	—
Year ended 9/30/16[19]	$5.86	0.01	0.77	0.78	—	[4]	(0.03)	—	—	(0.03)
Year ended 9/30/15	$5.69	0.05 [15]	0.12	0.17	—	[4]	—	—	—	—
Year ended 9/30/14	$5.12	(0.02)	0.59	0.57	—	[4]	—	—	—	—
Year ended 9/30/13	$3.81	(0.01)	1.32	1.31	—	[4]	—	—	—	—
Small Cap Value Fund — Institutional Class
Year ended 9/30/17	$6.65	0.01	1.34	1.35	—	[4]	(0.02)	—	—	(0.02)
Year ended 9/30/16[19]	$5.88	0.02	0.78	0.80	—	[4]	(0.03)	—	—	(0.03)
Year ended 9/30/15	$5.72	0.05 [15]	0.11	0.16	—	[4]	—	—	—	—
Year ended 9/30/14	$5.14	(0.03)	0.61	0.58	—		—	—	—	—
Year ended 9/30/13	$3.82	(0.01)	1.33	1.32	—	[4]	—	—	—	—
Strategic Income Fund
Year ended 9/30/17	$10.62	0.16	1.12	1.28	—	[4]	(0.12)	—	—	(0.12)
Year ended 9/30/16[19]	$10.49	0.26	0.49	0.75	—	[4]	(0.23)	(0.35)	(0.04)	(0.62)
Year ended 9/30/15	$12.63	0.30	(1.38)	(1.08)	—	[4]	(0.44)	(0.62)	—	(1.06)
Year ended 9/30/14	$11.08	0.32	1.74	2.06	—	[4]	(0.35)	(0.16)	—	(0.51)
Year ended 9/30/13	$9.30	0.33	1.78	2.11	—	[4]	(0.33)	—	—	(0.33)
Ultra Growth Fund
Year ended 9/30/17	$19.89	(0.20)	4.12	3.92	—	[4]	(0.11)	(1.89)	—	(2.00)
Year ended 9/30/16[19]	$18.06	(0.18)	3.66	3.48	—	[4]	—	(1.65)	—	(1.65)
Year ended 9/30/15	$23.67	(0.26)	1.54	1.28	—	[4]	(0.01)	(6.88)	—	(6.89)
Year ended 9/30/14	$24.57	(0.06)	0.80	0.74	—	[4]	—	(1.64)	—	(1.64)
Year ended 9/30/13	$22.83	(0.15)	4.96	4.81	—	[4]	—	(3.07)	—	(3.07)
World Innovators Fund — Investor Class
Year ended 9/30/17	$19.32	(0.13)	4.26	4.13	—	[4]	—	(0.70)	—	(0.70)
Year ended 9/30/16[19]	$20.17	(0.12)	1.90	1.78	—	[4]	—	(2.63)	—	(2.63)
Year ended 9/30/15	$22.62	(0.21)	0.30	0.09	—	[4]	—	(2.54)	—	(2.54)
Year ended 9/30/14	$23.15	(0.24)	0.91	0.67	—	[4]	—	(1.20)	—	(1.20)
Year ended 9/30/13	$18.55	(0.12)	4.72	4.60	—	[4]	—	—	—	—
World Innovators Fund — Institutional Class
Year ended 9/30/17	$19.36	(0.09)	4.30	4.21	—		—	(0.70)	—	(0.70)
Period ended 9/30/1617 19	$17.54	(—)[4]	1.82	1.82	—		—	—	—	—
Income Fund
Year ended 9/30/17	$10.25	0.19	(0.12)	0.07	—	[4]	(0.19)	(0.01)	—	(0.20)
Year ended 9/30/16[19]	$10.18	0.19	0.07	0.26	—	[4]	(0.19)	—	—	(0.19)
Year ended 9/30/15	$10.15	0.16	0.03	0.19	—	[4]	(0.16)	—	—	(0.16)
Year ended 9/30/14	$10.13	0.17	0.02	0.19	—	[4]	(0.17)	—	—	(0.17)
Year ended 9/30/13	$10.44	0.17	(0.31)	(0.14)	—		(0.17)	—	—	(0.17)
U.S. Treasury Fund
Year ended 9/30/17	$19.86	0.35	(2.23)	(1.88)	0.01		(0.35)	(1.32)	—	(1.67)
Year ended 9/30/16[19]	$18.42	0.37	2.29	2.66	0.01		(0.36)	(0.87)	—	(1.23)
Year ended 9/30/15	$17.08	0.38	1.33	1.71	0.01		(0.38)	—	—	(0.38)
Year ended 9/30/14	$15.33	0.45	1.75	2.20	—	[4]	(0.45)	—	—	(0.45)
Year ended 9/30/13	$18.75	0.44	(3.08)	(2.64)	0.01		(0.44)	(0.35)	—	(0.79)

See Notes to Financial Highlights and Notes to Financial Statements.

112

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$45.72	14.29	1.27	[5]	1.27	[5]	(0.88)	(0.88)	$1,182,573	19%
$43.52	11.87	1.29	[5]	1.29	[5]	(0.79)	(0.79)	$1,544,796	20%
$45.97	0.39	1.22	[5]	1.22	[5]	(0.75)	(0.75)	$2,000,588	31%
$50.25	1.09	1.21	[5]	1.21	[5]	(0.75)	(0.75)	$2,219,638	23%
$51.31	25.34	1.23	[5]	1.23	[5]	(0.42)	(0.42)	$2,487,031	10%

$45.89	14.54	1.05	[5]	1.11	[5]	(0.66)	(0.72)	$508,373	19%
$43.58	15.97	1.05	[5]	1.11	[5]	(0.63)	(0.69)	$337,605	20%

$7.94	20.20	1.21	[5]	1.21	[5]	0.04	0.04	$320,978	37%
$6.61	13.37	1.24	[5]	1.24	[5]	0.23	0.23	$269,710	57%
$5.86	2.99	1.21	[5]	1.21	[5]	0.82 [15]	0.82 [15]	$257,655	57%
$5.69	11.13	1.20	[5]	1.20	[5]	(0.52)	(0.52)	$265,521	50%
$5.12	34.38	1.26	[5]	1.27	[5]	(0.21)	(0.22)	$201,581	40%

$7.98	20.28	1.05	[5]	1.16	[5]	0.21	0.11	$49,671	37%
$6.65	13.54	1.08	[5]	1.20	[5]	0.40	0.28	$23,839	57%
$5.88	2.97	1.15	[5]	1.20	[5]	0.92 [15]	0.87 [15]	$18,941	57%
$5.72	11.28	1.15	[5]	1.44	[5]	(0.49)	(0.78)	$10,436	50%
$5.14	34.55	1.15	[5]	1.46	[5]	(0.11)	(0.42)	$9,359	40%

$11.78	12.09	0.95	[5]	1.10	[5]	1.12	0.98	$45,045	34%
$10.62	7.38	0.95	[5]	1.04	[5]	2.50	2.41	$55,112	45%
$10.49	(9.54)	0.95	[5]	0.95	[5]	2.51	2.51	$88,661	78%
$12.63	18.94	0.95	[5]	0.96	[5]	2.59	2.58	$94,958	69%
$11.08	23.01	0.95	[5]	1.06	[5]	3.16	3.05	$66,579	54%

$21.81	22.13	1.30	[5]	1.30	[5]	(1.06)	(1.06)	$111,366	34%
$19.89	20.08	1.33	[5]	1.33	[5]	(1.03)	(1.03)	$101,402	28%
$18.06	4.02	1.31	[5]	1.31	[5]	(1.06)	(1.06)	$96,015	38%
$23.67	2.66	1.26	[5]	1.26	[5]	(1.00)	(1.00)	$102,834	38%
$24.57	24.52	1.29	[5]	1.29	[5]	(0.64)	(0.64)	$151,697	25%

$22.75	22.23	1.83	[5]	1.83	[5]	(0.57)	(0.57)	$191,021	91%
$19.32	8.97	1.78	[5]	1.78	[5]	(0.66)	(0.66)	$193,826	112%
$20.17	0.32	1.76	[5]	1.76	[5]	(0.76)	(0.76)	$186,272	100%
$22.62	2.69	1.73	[5]	1.73	[5]	(0.89)	(0.89)	$253,311	111%
$23.15	24.80	1.77	[5]	1.79	[5]	(0.84)	(0.86)	$266,911	84%

$22.87	22.55	1.55	[5]	2.22	[5]	(0.29)	(0.96)	$3,836	91%
$19.36	10.38	1.55	[5]	3.69	[5]	(0.01)	(2.15)	$5,977	112%

$10.12	0.68	0.75	[5]	0.75	[5]	1.83	1.83	$96,867	75%
$10.25	2.58	0.73	[5]	0.73	[5]	1.85	1.85	$99,706	37%
$10.18	1.87	0.72	[5]	0.72	[5]	1.57	1.57	$108,959	44%
$10.15	1.91	0.70	[5]	0.70	[5]	1.66	1.66	$116,752	13%
$10.13	(1.34)	0.71		0.71		1.67	1.67	$130,285	35%

$16.32	(8.86)	0.72	[5]	0.72	[5]	2.04	2.04	$360,866	20%
$19.86	15.49	0.69	5 18	0.73	[5]	1.97 [18]	1.93	$489,011	59%
$18.42	10.09	0.67	[5]	0.67	[5]	2.12	2.12	$327,861	131%
$17.08	14.54	0.70	[5]	0.70	[5]	2.77	2.77	$224,664	28%
$15.33	(14.43)	0.71	[5]	0.71	[5]	2.46	2.46	$193,231	34%

113

WASATCH FUNDS

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]	Expenses Before Waivers and Reimbursements[2]
Long/Short Fund — Investor Class
Year ended 9/30/17	1.42%	1.42%
Year ended 9/30/16	1.42%	1.42%
Year ended 9/30/15	1.30%	1.30%
Year ended 9/30/14	1.27%	1.27%
Year ended 9/30/13	1.28%	1.28%

Long/Short Fund — Institutional Class
Year ended 9/30/17	1.15%	1.27%
Year ended 9/30/16	1.17%	1.22%
Year ended 9/30/15	1.16%	1.16%
Year ended 9/30/14	1.16%	1.16%
Period ended 9/30/13[11]	1.17%	1.18%

[8]Includes extraordinary expenses of 0.01% (see Note 7).

[9]Includes extraordinary expenses of less than 0.01% (see Note 7).

[10]Fund inception date was December 13, 2012.

[11]Institutional class inception date was December 13, 2012.

[12]Investment income per share reflects a large, non-recurring dividend which amounted to $0.17 and $0.08 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements	Net Investment Income (Loss) Before Waivers and Reimbursements
Core Growth Fund — Investor Class	(0.58)%	(0.58)%
Core Growth Fund — Institutional Class	(0.59)%	(0.60)%

[13]Investment income per share reflects a large, non-recurring dividend which amounted to $0.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.40)%.

[14]Investment income per share reflects a large, non-recurring dividend which amounted to $0.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)% for Net Investment Income Net of Waivers and Reimbursements and (1.10)% for Net Investment Income Before Waivers and Reimbursements.

[15]Investment income per share reflects a large, non-recurring dividend which amounted to $0.05 and $0.05 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements	Net Investment Income (Loss) Before Waivers and Reimbursements
Small Cap Value Fund — Investor Class	(0.00)%[16]	(0.00)%[16]
Small Cap Value Fund — Institutional Class	0.10%	0.05%

[16]Amount is less than 0.005%.

[17]Institutional class inception date was February 1, 2016.

[18]Includes reimbursement by Hoisington Investment Management Co., the Sub-Advisor, for proxy statement expenses which amounted to $0.01 per share.

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[19]Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses (see Note 7 “Custodian Out-of-Pocket Expense Reimbursement”). Excluding this non-recurring reimbursement, the ratio of expenses to average net assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Core Growth Fund — Investor Class	1.21	1.21
Core Growth Fund — Institutional Class	1.07	1.09
Emerging India Fund — Investor Class	1.84	1.98
Emerging India Fund — Institutional Class	1.56	2.06
Emerging Markets Select Fund — Investor Class	1.60	2.00
Emerging Markets Select Fund — Institutional Class	1.33	1.63
Emerging Markets Small Cap Fund — Investor Class	1.97	2.01
Emerging Markets Small Cap Fund — Institutional Class	1.82	1.83
Frontier Emerging Small Countries Fund — Investor Class	2.25	2.39
Frontier Emerging Small Countries Fund — Institutional Class	2.08	2.08
Global Opportunities Fund — Investor Class	1.64	1.64
Global Opportunities Fund — Institutional Class	1.42	2.39
International Growth Fund — Investor Class	1.48	1.48
International Growth Fund — Institutional Class	1.36	1.37
International Opportunities Fund — Investor Class	2.26	2.30
International Opportunities Fund — Institutional Class	1.97	2.06
Large Cap Value Fund — Investor Class	1.10	1.17
Large Cap Value Fund — Institutional Class	0.96	1.72
Long/Short Fund — Investor Class	1.83	1.83
Long/Short Fund — Institutional Class	1.52	1.57
Micro Cap Fund	1.92	1.92
Micro Cap Value Fund	1.96	2.05
Small Cap Growth Fund — Investor Class	1.29	1.29
Small Cap Growth Fund — Institutional Class	1.05	1.11
Small Cap Value Fund — Investor Class	1.24	1.24
Small Cap Value Fund — Institutional Class	1.08	1.20
Strategic Income Fund	0.95	1.04
Ultra Growth Fund	1.34	1.34
World Innovators Fund — Investor Class	1.79	1.79
World Innovators Fund — Institutional Class	1.63	3.77
Income Fund	0.73	0.73
U.S. Treasury Fund	0.69	0.73

[20]	Per share amounts do not correlate to amounts reported in the statement of operations due to timing of share activity.

See Notes to Financial Statements.

115

WASATCH FUNDS

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 19 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 13 funds offer Institutional Class shares: Core Growth Fund, Large Cap Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund and Long/Short Fund, which commenced operations on December 13, 2012 and Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Small Cap Growth Fund and World Innovators Fund, which commenced operations on February 1, 2016. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, International Growth, International Opportunities, Large Cap Value, Long/Short, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, Ultra Growth and World Innovators Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2017. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as realized gain or loss.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In October 2016, the Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017. The adoption had no effect on the Funds’ net assets or results of operations but additional disclosures were required.

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SEPTEMBER 30, 2017

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred. Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

Short Sales — The Long/Short Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions. Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

Participation Notes — The Frontier Emerging Small Countries and the Global Opportunities Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers (e.g., Saudi Arabia). While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the

Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds and the Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased

117

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Notes to Financial Statements (continued)

put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options. Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

5. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 2017 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Purchases	$425,970,892	$148,995,622	$22,708,188	$392,297,126	$184,516,757	$30,382,593
Sales	355,502,608	24,170,331	21,380,037	654,564,667	527,683,286	94,034,620

	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund
Purchases	$422,608,328	$330,112,306	$80,424,246	$59,365,577	$84,319,890	$102,994,323
Sales	585,624,794	538,260,811	115,140,965	192,856,970	112,595,280	106,891,388

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$323,840,058	$156,361,320	$13,807,923	$34,264,977	$145,003,475	$54,968,232
Sales	748,947,573	120,232,192	24,625,064	44,069,203	175,211,034	57,280,148

Purchases and sales of U.S. government securities in the Income Fund were $16,827,236 and $15,650,916, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $68,678,611 and $145,019,366, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2014. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

As of September 30, 2017, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	International Growth Fund
Cost	$1,001,872,245	$183,366,115	$34,110,114	$446,534,266	$142,534,926	$65,829,298	$933,639,077

Gross appreciation	$606,999,092	$52,368,691	$10,937,667	$215,033,819	$55,070,630	$39,214,711	$520,205,749
Gross (depreciation)	(21,972,463)	(1,898,910)	(696,332)	(19,314,064)	(2,058,374)	(1,757,335)	(28,787,008)

Net appreciation	$585,026,629	$50,469,781	$10,241,335	$195,719,755	$53,012,256	$37,457,376	$491,418,741

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Cost	$381,689,145	$153,312,083	$91,018,495	$183,868,106	$150,382,151	$1,061,222,573	$279,228,973

Gross appreciation	$126,404,221	$29,560,285	$19,389,841	$128,746,806	$69,959,303	$682,616,031	$100,706,110
Gross (depreciation)	(13,652,455)	(1,652,057)	(28,771,372)	(6,609,355)	(3,368,039)	(57,117,176)	(8,450,724)

Net appreciation (depreciation)	$112,751,766	$27,908,228	$(9,381,531)	$122,137,451	$66,591,264	$625,498,855	$92,255,386

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SEPTEMBER 30, 2017

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$38,708,014	$73,636,519	$161,516,712	$95,882,918	$379,030,354

Gross appreciation	$7,101,941	$43,836,268	$37,419,019	$673,104	$2,697,229
Gross (depreciation)	(877,773)	(9,220,786)	(2,882,673)	(212,026)	(21,251,744)

Net appreciation (depreciation)	$6,224,168	$34,615,482	$34,536,346	$461,078	$(18,554,515)

The difference between book-basis and tax-basis unrealized gains are primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies (PFICs), partnership adjustments and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2017 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Undistributed capital gains	$75,883,488	$787,257	$—	$—	$—

Accumulated earnings	75,883,488	787,257	—	—	—
Accumulated capital and other losses	(8,181,295)	(1,275,315)	(8,972,241)	(12,728,970)	(155,473,065)
Other undistributed ordinary losses	—	(51,818)	(63,841)	—	(49,304)
Net unrealized appreciation (depreciation)	584,880,667	47,925,075	10,063,657	195,528,680	52,396,505

Total accumulated earnings	$652,582,860	$47,385,199	$1,027,575	$182,799,710	$(103,125,864)

	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Undistributed ordinary income	$—	$—	$—	$1,830,955	$—
Undistributed capital gains	9,603,116	24,471,708	28,380,862	20,419,042	—

Accumulated earnings	9,603,116	24,471,708	28,380,862	22,249,997	—
Accumulated capital and other losses	(991,409)	(879,707)	(3,171,871)	—	(154,360,362)
Other undistributed ordinary losses	(5,271)	—	(5,332)	(7,742)	—
Net unrealized appreciation (depreciation)	37,247,095	491,091,318	112,138,321	27,909,003	(9,381,531)

Total accumulated earnings	$45,853,531	$514,683,319	$137,341,980	$50,151,258	$(163,741,893)

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Undistributed capital gains	$34,731,157	$16,153,031	$147,990,677	$14,222,940	$—

Accumulated earnings	34,731,157	16,153,031	147,990,677	14,222,940	—
Accumulated capital and other losses	(2,607,368)	(1,095,632)	(9,822,810)	(127,730)	(4,821,855)
Other undistributed ordinary losses	—	—	—	—	(5,027)
Net unrealized appreciation (depreciation)	122,137,556	66,549,739	625,499,492	92,255,386	6,224,206

Total accumulated earnings	$154,261,345	$81,607,138	$763,667,359	$106,350,596	$1,397,324

	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$2,192,392	$53,913	$139,607
Undistributed capital gains	8,610,144	15,733,299	—	—

Accumulated earnings	8,610,144	17,925,691	53,913	139,607
Accumulated capital and other losses	(990,401)	—	(91,170)	(14,216,300)
Other undistributed ordinary losses	—	—	(49,078)	(103,269)
Net unrealized appreciation (depreciation)	34,615,482	34,538,270	461,078	(18,554,515)

Total accumulated earnings	$42,235,225	$52,463,961	$374,743	$(32,734,477)

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Notes to Financial Statements (continued)

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in four funds. The Income Fund declares and pays dividends monthly. The Large Cap Value, Strategic Income and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments and foreign currency translations. The reclassifications generally relate to the tax treatment of net operating losses, the netting of net operating loss to short-term gains, investments in REITs and partnerships, redemptions in-kind, distribution reclassifications, foreign capital gain taxes, Section 988 currency gains and losses, PFICs, paydown gains and losses, non-REIT return of capital dividends and equalization. These reclassifications have no impact on the net asset values of the Funds.

Accordingly, at September 30, 2017, reclassifications were recorded as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Increase (decrease) paid-in-capital in excess of par	$(7,299,325)	$(866,285)	$(89,154)	$(2,613,712)	$(8,514,633)
Increase (decrease) undistributed net investment income	8,351,159	690,925	58,634	4,506,354	3,426,961
Increase (decrease) undistributed net realized gain (loss)	(1,051,834)	175,360	30,520	(1,892,642)	5,087,672

	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Increase (decrease) paid-in-capital in excess of par	$(1,447,975)	$(4,479,253)	$42,056,842	$1,635,086	$(890,511)
Increase (decrease) undistributed net investment income	1,836,872	4,414,255	1,093,028	21,574	766,072
Increase (decrease) undistributed net realized gain (loss)	(388,897)	64,998	(43,149,870)	(1,656,660)	124,439

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Increase (decrease) paid-in-capital in excess of par	$(3,356,428)	$(987,490)	$(15,301,417)	$(23)	$38,056
Increase (decrease) undistributed net investment income	3,535,030	1,254,602	15,186,067	(269,796)	(114,334)
Increase (decrease) undistributed net realized gain (loss)	(178,602)	(267,112)	1,550,820	269,819	76,278

	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Increase (decrease) paid-in-capital in excess of par	$(637,853)	$1	$1	$(1)
Increase (decrease) undistributed net investment income	1,881,597	1,448,838	(5,801)	(14)
Increase (decrease) undistributed net realized gain (loss)	112,301	(1,372,750)	5,800	15

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Under the Regulated Investment Company Modernization Act of 2010, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital loss carryforwards as of September 30, 2017 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Emerging Markets Select Fund	$7,798,666	$1,152,970
Emerging Markets Small Cap Fund	11,373,715	—
Frontier Emerging Small Countries Fund	97,765,929	53,783,397
Long/Short Fund	26,195,256	127,709,466
Strategic Income Fund	4,757,330	—
Income Fund	91,170	—
U.S. Treasury Fund	10,816,652	3,399,648

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SEPTEMBER 30, 2017

During the tax year ended September 30, 2017, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Emerging Markets Small Cap Fund	$66,457,413
International Opportunities Fund	5,672,021
Small Cap Value Fund	12,686,827
Strategic Income Fund	2,392,583

The Funds have elected to defer losses incurred from November 1, 2016 through September 30, 2017 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$8,181,295
Emerging India Fund	—	1,275,315
Emerging Markets Select Fund	—	20,605
Emerging Markets Small Cap Fund	—	1,355,255
Frontier Emerging Small Countries Fund	—	3,923,739
Global Opportunities Fund	79,288	912,121
International Growth Fund	—	879,707
International Opportunities Fund	—	3,171,871
Long/Short Fund	—	455,640
Micro Cap Fund	—	2,607,368
Micro Cap Value Fund	—	1,095,632
Small Cap Growth Fund	—	9,822,810
Small Cap Value Fund	—	127,730
Strategic Income Fund	—	64,525
Ultra Growth Fund	86,414	903,987

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

2017	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$—	$—	$—	$—	$—
Capital Gain	2,252,794	819,648	—	—	—

Total	$2,252,794	$819,648	$—	$—	$—

2017	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Ordinary Income	$—	$—	$—	$3,653,028	$—
Capital Gain	8,169,399	47,302,575	—	6,457,187	61,075

Total	$8,169,399	$47,302,575	$—	$10,110,215	$61,075

2017	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary Income	$—	$—	$—	$225,614	$516,716
Capital Gain	22,829,857	3,065,003	144,143,218	65,305	—

Total	$22,829,857	$3,065,003	$144,143,218	$290,919	$516,716

2017	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$1,793,676	$7,013,026
Capital Gain	9,710,650	6,384,678	124,946	23,928,544

Total	$9,710,650	$6,384,678	$1,918,622	$30,941,570

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Notes to Financial Statements (continued)

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

2016	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$—	$—	$—	$132,483	$1,618,755
Capital Gains	138,512,554	958,580	—	—	—

Total	$138,512,554	$958,580	$—	$132,483	$1,618,755

2016	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Ordinary Income	$—	$—	$—	$3,793,299	$2,216,991
Capital Gains	19,687,296	—	22,512,072	20,982,300	70,202,977

Total	$19,687,296	$—	$22,512,072	$24,775,599	$72,419,968

2016	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary Income	$—	$2,417,065	$—	$1,464,849	$1,474,213
Capital Gains	40,544,074	15,487,890	322,361,340	—	2,685,547
Return of Capital	—	—	—	—	287,336

Total	$40,544,074	$17,904,955	$322,361,340	$1,464,849	$4,447,096

2016	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$1,963,364	$7,944,602
Capital Gains	8,679,065	24,130,023	—	15,905,989

Total	$8,679,065	$24,130,023	$1,963,364	$23,850,591

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

EU Reclaims — As a result of several court cases in certain countries across the European Union, the Emerging Markets Small Cap Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund and World Innovators Fund filed tax reclaims for previously withheld taxes on dividends earned in Finland and Poland (EU Reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as dividend income in the Statements of Operations and related receivables, if any, are reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims and the potential timing of payment, no amounts are reflected in the financial statements.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2019. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2019). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, do not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2019. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. In late October 2013, it was discovered that the Large Cap Value Fund and Long/Short Fund had a 12b-1 receivable on the books which dated back to 2008 prior to the conversion of the 1st Source Funds to Wasatch Funds. It was

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determined that the amount should be written off as an extraordinary expense and posted to other expenses. The balance for the Large Cap Value Fund was $70,993 and for the Long/Short Fund was $8,622. The impact of these write-offs is reflected in the Financial Highlights. Investment advisory fees and fees waived, if any, for the year ended September 30, 2017 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2019	$136,395
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2019	30,597
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2019	128,774
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2019	452,003
Frontier Emerging Small Countries Fund	1.75%	2.25%	2.05%	1/31/2019	555,297
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2019	33,503
International Growth Fund	1.25%	1.75%	1.35%	1/31/2019	95,402
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2019	162,344
Large Cap Value Fund	0.90%	1.10%	0.95%	1/31/2019	165,537
Long/Short Fund	1.10%	1.60%	1.15%	1/31/2019	60,547
Micro Cap Fund[1]	1.50%	1.95%	N/A	1/31/2019	—
Micro Cap Value Fund[1]	1.50%	1.95%	N/A	1/31/2019	—
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2019	233,805
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2019	40,673
Strategic Income Fund	0.70%	0.95%	N/A	1/31/2019	70,046
Ultra Growth Fund	1.00%	1.50%	N/A	1/31/2019	—
World Innovators Fund	1.50%	1.95%	1.55%	1/31/2019	32,700
Income Fund	0.55%	N/A	N/A	N/A	N/A
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2019	—

[1]	Effective January 31, 2017, the management fee was reduced from 1.75% to 1.50%.

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the year ended September 30, 2017, the Funds below engaged in purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Fund	Purchases	Sales
Emerging Markets Small Cap Fund	$—	$2,985,676
International Opportunities Fund	2,985,676	—

In-Kind Transaction — In April 2017, the Wasatch International Opportunities Fund had a large in-kind redemption with an affiliated person. The transaction was effected consistent with the Funds’ Procedures for Effecting In-Kind Redemptions and was approved in advance by the independent trustees of the Wasatch Funds Trust.

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2017, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $120,000 per year for services rendered and a fee of $24,000 for each Board of Trustees meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $24,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $30,000 a year as Chairman and $6,000 for attendance in person or telephonically at a Board meeting; the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive an additional $18,000 per year as Chairman and $3,600 for attendance in person or telephonically at a Board meeting. Additionally, each Independent Trustee is entitled to reimbursement of expenses related to his or her duties as a Trustee of the Funds. The 2017 calendar year compensation is an increase of approximately 15% from the previous calendar year.

Payments by Advisor — During the 2013 and 2014 fiscal years, the Advisor paid certain audit, legal and/or printing fees of the Core Growth, Emerging Markets Small Cap, Large Cap Value, Long/Short (Institutional Class), Small Cap Growth, Small Cap Value, Strategic Income and World Innovators Funds. The Advisor does not intend to be reimbursed for these amounts.

On February 20, 2013, the Advisor discovered a trade error involving the Frontier Emerging Small Countries Fund. The Advisor reimbursed the Fund $4,421.

On October 16, 2014, the Advisor discovered a trade error involving the Ultra Growth Fund. The Advisor reimbursed the Fund $12,267. On August 2, 2016, the Advisor discovered a trade error involving the Small Cap Growth Fund. The Advisor reimbursed the Fund $12,890.

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Notes to Financial Statements (continued)

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

Payments by Sub-Advisor — In June 2016, the Funds filed a proxy statement with the Securities and Exchange Commission to inform shareholders about a Special Meeting of Shareholders of the Wasatch-Hoisington U.S. Treasury Fund. The purpose of the Shareholder Meeting was to ask shareholders to approve a new Sub-Advisory Agreement between Wasatch Advisors, Inc. and Hoisington Investment Management Company (HIMCO) with respect to the Wasatch-Hoisington U.S. Treasury Fund. HIMCO the Sub-Advisor for the Fund, reimbursed the Wasatch-Hoisington U.S. Treasury Fund for the costs associated with the proxy statement filing. The Sub-Advisor does not intend to be reimbursed for this amount.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of September 30, 2017 up to 0.40% annually) of the average value of Fund Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which is intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees—Investor Class” in the Statements of Operations.

Custodian Out-of-Pocket Expense Reimbursement — In September 2016, State Street Bank and Trust Company (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 2003 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses. SSB made the reimbursements in May 2017.

10% Shareholders — As of September 30, 2017, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	50.49%
Emerging India Fund	2	69.56%
Emerging Markets Select Fund	2	61.32%
Emerging Markets Small Cap Fund	3	62.64%
Frontier Emerging Small Countries Fund	2	71.97%
Global Opportunities Fund	3	51.73%
International Growth Fund	2	58.67%
International Opportunities Fund	3	67.30%
Large Cap Value Fund	2	77.53%
Long/Short Fund	2	65.25%
Micro Cap Fund	2	26.16%
Micro Cap Value Fund	2	52.38%
Small Cap Growth Fund	2	51.08%
Small Cap Value Fund	2	43.66%
Strategic Income Fund	3	52.93%
Ultra Growth Fund	2	29.35%
World Innovators Fund	3	56.87%
Income Fund	1	87.47%
U.S. Treasury Fund	3	59.53%

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Affiliated Interests — As of September 30, 2017, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	18	1.08%
Emerging India Fund	26	10.72%
Emerging Markets Select Fund	15	20.97%
Emerging Markets Small Cap Fund	16	1.51%
Frontier Emerging Small Countries Fund	17	0.67%
Global Opportunities Fund	18	11.05%
International Growth Fund	16	0.85%
International Opportunities Fund	19	2.37%
Large Cap Value Fund	11	2.73%
Long/Short Fund	5	0.60%
Micro Cap Fund	10	1.05%
Micro Cap Value Fund	10	2.33%
Small Cap Growth Fund	18	3.09%
Small Cap Value Fund	9	1.65%
Strategic Income Fund	6	23.23%
Ultra Growth Fund	7	3.27%
World Innovators Fund	9	2.37%
Income Fund	3	0.02%
U.S. Treasury Fund	10	0.98%

*	Multiple accounts with the same beneficial owner are treated as one account

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2017 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 9/30/2017	Gain (Loss) Realized on Sale of Shares for the period ended 9/30/2017	Change in Unrealized Appreciation for the period ended 9/30/2017
	Balance 9/30/2016	Purchases/ Additions	Sales/ Reductions	Balance 9/30/2017
Small Cap Growth Fund
Blue Nile, Inc.*	828,553	—	828,553	—	$—	$4,523,310	$392,806
Chefs’ Warehouse, Inc. (The)*	1,897,093	—	952,705	944,388	—	(8,229,386)	18,678,752
Papa Murphy’s Holdings, Inc.*	1,042,768	—	1,042,768	—	—	(11,753,461)	9,395,266
Zumiez, Inc.*	1,265,079	—	1,265,079	—	—	(9,492,625)	2,483,664

*	This security was deemed to no longer meet the criteria of an affiliated company at the reporting date. For financial statement purposes, the total amount of the gain (loss) realized on sale of shares and the total change in unrealized appreciation for the period ended September 30, 2017 is included in the Statement of Operations even though the securities were not affiliated companies as of year end.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2017, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent of Net Assets
Core Growth Fund
DocuSign, Inc., Series F Pfd.	Preferred Stock	4/30/15	$4,000,004	$4,024,495	0.25%

Emerging India Fund
ICICI Lombard General Insurance Co. Ltd.	Common Stock	9/14/17	$1,560,450	$1,521,247	0.66%

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Notes to Financial Statements (continued)

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent of Net Assets
Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc.	Right	12/21/16	$—	$326,356	0.15%
Acetylon Pharmaceuticals, Inc.	Right	12/21/16	—	—	0.00%
Regenacy Pharmaceuticals, LLC	LLC Membership Interest	12/21/16	30,001	51,476	0.02%
Synergetics USA, Inc.	Right	10/14/15	71,250	18,750	0.01%
Vertex Energy, Inc.	Warrants	6/22/15	95,000	2,500	0.00%
Vertex Energy, Inc., Pfd. Series B	Convertible Preferred Stock	6/22/15 - 7/10/17	1,652,801	1,460,260	0.68%

			$1,849,052	$1,859,342	0.86%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/14	$8,000,002	$6,397,861	0.38%
DocuSign, Inc., Series B Pfd.	Preferred Stock	3/3/14	437,257	639,616	0.04%
DocuSign, Inc., Series B-1 Pfd.	Preferred Stock	3/3/14	130,983	191,601	0.01%
DocuSign, Inc., Series D Pfd.	Preferred Stock	3/3/14	313,930	459,215	0.03%
DocuSign, Inc., Series E Pfd.	Preferred Stock	3/3/14	8,117,819	11,874,700	0.70%
DocuSign, Inc., Series F Pfd.	Preferred Stock	4/30/15	2,999,984	3,018,352	0.18%
Drilling Info Holdings, Inc., Series B Pfd.	Preferred Stock	9/5/13	12,287,381	11,697,096	0.69%
ForeScout Technologies, Inc., Series G	Preferred Stock	11/25/15	6,000,003	9,116,040	0.54%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	2,109,731	2,155,108	0.13%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	781,848	1,090,237	0.06%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	2,000,000	1,275,390	0.08%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	184,939	204,305	0.01%

			$43,363,877	$48,119,521	2.85%

Strategic Income Fund
Star Asia Capital Corp Ltd.	Common Stock	2/22/07 - 5/11/15	$572,598	$885,728	1.97%

Ultra Growth Fund
Data Sciences International, Inc., Series B Pfd.	Preferred Stock	1/20/06	$399,811	$265,717	0.24%
Drilling Info Holdings, Inc., Series B Pfd.	Preferred Stock	9/5/13	920,553	876,330	0.79%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	1,900,859	1,939,589	1.74%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	782,860	1,090,237	0.98%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	500,001	318,848	0.29%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	46,235	51,077	0.04%

			$4,550,319	$4,541,798	4.08%

World Innovators Fund
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/13 - 3/31/17	$211,184	$215,512	0.11%

10. LINE OF CREDIT

Effective May 19, 2017, the Funds in the Trust renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the federal-funds rate in effect on the date of borrowing, plus a margin, or (b) the overnight London Interbank Offered Rate (LIBOR) in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

For the year ended September 30, 2017, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 9/30/2017
Emerging India Fund	$598,372	11	$391	2.14%	$—
Emerging Markets Select Fund	637,492	100	3,619	2.04%	—
Emerging Markets Small Cap Fund	4,683,122	122	35,030	2.21%	—
Frontier Emerging Small Countries Fund	7,937,905	170	75,908	2.03%	—
Global Opportunities Fund	2,214,538	118	14,376	1.98%	—
International Growth Fund	11,287,079	12	9,209	2.45%	38,706,233
International Opportunities Fund	9,553,479	29	16,705	2.17%	—

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SEPTEMBER 30, 2017

Funds Utilizing the Line of Credit (continued)	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 9/30/2017
Micro Cap Fund	$527,905	19	$670	2.41%	$—
Small Cap Growth Fund	7,924,502	64	28,313	2.01%	—
Small Cap Value Fund	2,587,257	3	474	2.20%	—
Ultra Growth Fund	683,058	8	373	2.46%	—
Income Fund	284,968	1	18	2.24%	—

11. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or the failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a decline in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings. For example, after the date of this report, there has been significant political upheaval in Zimbabwe, and as a result the Pricing Committee has applied a discount to the Zimbabwe assets held by the Frontier Emerging Small Countries Fund.

India Region Risk — The securities markets in the India region (India, Bangladesh, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and shortages of vault capacity and trained personnel has existed among qualified custodial Indian banks. A fund may be unable to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the fund to invest may be impaired and the fund’s ability to buy or sell Indian securities may be impaired if the fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. The region is an uncertain tax environment and it is difficult to know and predict the potential implications of future tax developments. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated

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Notes to Financial Statements (continued)

with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and the market prices may not represent realizable value. This may be likely when a fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund is owned by a group of shareholders advised by a common investment advisor. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. In the event of significant redemption activity by these shareholders, the Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors,

including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) —  Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the NASDAQ exchange, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or the last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the

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fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the fund for financial reporting purposes.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2017 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2017
Core Growth Fund
Assets
Common Stocks		$1,552,266,777	$—	$—	$1,552,266,777
Preferred Stocks		—	—	4,024,495	4,024,495
Short-Term Investments		—	30,607,602	—	30,607,602

		$1,552,266,777	$30,607,602	$4,024,495	$1,586,898,874

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Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2017
Emerging India Fund
Assets
Common Stocks	Property & Casualty Insurance	$768,127	$—	$1,521,247	$2,289,374
	Other	228,262,399	—	—	228,262,399
Short-Term Investments		—	3,284,123	—	3,284,123

		$229,030,526	$3,284,123	$1,521,247	$233,835,896

Emerging Markets Select Fund
Assets
Common Stocks	Health Care Facilities	$1,963,639	$446,105	$—	$2,409,744
	Other	40,938,077	—	—	40,938,077
Preferred Stocks		1,003,628	—	—	1,003,628

		$43,905,344	$446,105	$—	$44,351,449

Emerging Markets Small Cap Fund
Assets
Common Stocks	Consumer Finance	$40,256,276	$16,007,088	$—	$56,263,364
	Hotels, Resorts & Cruise Lines	6,387,288	9,279,992	—	15,667,280
	Pharmaceuticals	10,759,735	—	16,664	10,776,399
	Specialty Chemicals	4,230,117	9,919,697	—	14,149,814
	Other	536,717,031	—	—	536,717,031
Preferred Stocks		8,396,001	—	—	8,396,001
Warrants		169,680	—	—	169,680
Short-Term Investments		—	114,452	—	114,452

		$606,916,128	$35,321,229	$16,664	$642,254,021

Frontier Emerging Small Countries Fund
Assets
Common Stocks	Consumer Finance	$2,965,334	$4,039,340	$—	$7,004,674
	Packaged Foods & Meats	8,754,750	3,452,086	—	12,206,836
	Wireless Telecommunication Services	6,020,925	2,406,145	—	8,427,070
	Other	158,314,036	—	—	158,314,036
Preferred Stocks		7,048,647	—	—	7,048,647
Short-Term Investments		—	2,545,919	—	2,545,919

		$183,103,692	$12,443,490	$—	$195,547,182

Global Opportunities Fund
Assets
Common Stocks	Consumer Finance	$4,103,871	$1,410,644	$—	$5,514,515
	Specialty Chemicals	967,228	1,394,100	—	2,361,328
	Other	95,208,120	—	—	95,208,120
Warrants		32,103	—	—	32,103
Short-Term Investments		—	170,608	—	170,608

		$100,311,322	$2,975,352	$—	$103,286,674

International Growth Fund
Assets
Common Stocks	Hotels, Resorts & Cruise Lines	$13,896,719	$21,287,401	$—	$35,184,120
	Specialty Chemicals	45,924,195	21,024,656	—	66,948,851
	Other	1,322,924,847	—	—	1,322,924,847

		$1,382,745,761	$42,312,057	$—	$1,425,057,818

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Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2017
International Opportunities Fund
Assets
Common Stocks	Advertising	$3,445,314	$2,657,030	$—	$6,102,344
	Food Retail	21,289,381	4,072,621	—	25,362,002
	Health Care Facilities	—	3,311,468	—	3,311,468
	Other	452,824,863	—	—	452,824,863
Short-Term Investments		—	6,840,234	—	6,840,234

		$477,559,558	$16,881,353	$—	$494,440,911

Large Cap Value Fund
Assets
Common Stocks		$175,777,825	$—	$—	$175,777,825
Short-Term Investments		—	5,442,486	—	5,442,486

		$175,777,825	$5,442,486	$—	$181,220,311

Long/Short Fund
Assets
Common Stocks		$95,178,237	$—	$—	$95,178,237
Limited Partnership Interest		2,699,366	—	—	2,699,366
Short-Term Investments		—	35,132,336	—	35,132,336

		$97,877,603	$35,132,336	$—	$133,009,939

Liabilities
Securities Sold Short		$(51,372,975)	$—	$—	$(51,372,975)

		$(51,372,975)	$—	$—	$(51,372,975)

Micro Cap Fund
Assets
Common Stocks		$304,343,107	$—	$—	$304,343,107
Short-Term Investments		—	1,061,240	—	1,061,240

		$304,343,107	$1,061,240	$—	$305,404,347

Micro Cap Value Fund
Assets
Common Stocks		$200,549,042	$—	$—	$200,549,042
Convertible Preferred Stocks		—	—	1,460,260	1,460,260
Rights		—	—	345,106	345,106
Limited Liability Company Membership Interest		—	—	51,476	51,476
Warrants		—	—	2,500	2,500
Short-Term Investments		—	14,565,031	—	14,565,031

		$200,549,042	$14,565,031	$1,859,342	$216,973,415

Small Cap Growth Fund
Assets
Common Stocks		$1,603,510,441	$—	$—	$1,603,510,441
Preferred Stocks		—	—	44,874,176	44,874,176
Limited Partnership Interest[1]		—	—	—	3,245,345
Short-Term Investments		—	35,091,465	—	35,091,465

		$1,603,510,441	$35,091,465	$44,874,176	$1,686,721,427

Small Cap Value Fund
Assets
Common Stocks		$363,192,608	$—	$—	$363,192,608
Limited Partnership Interest		5,244,406	—	—	5,244,406
Short-Term Investments		—	3,047,345	—	3,047,345

		$368,437,014	$3,047,345	$—	$371,484,359

[1]	Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of Investments.

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Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2017
Strategic Income Fund
Assets
Common Stocks	Diversified REITs	$447,239	$—	$885,728	$1,332,967
	Other	32,587,583	—	—	32,587,583
Limited Partnership Interest		3,835,719	—	—	3,835,719
Limited Liability Company Membership Interest		1,579	—	—	1,579
Short-Term Investments		—	7,174,334	—	7,174,334

		$36,872,120	$7,174,334	$885,728	$44,932,182

Ultra Growth Fund
Assets
Common Stocks		$102,902,635	$—	$—	$102,902,635
Preferred Stocks		—	—	1,511,972	1,511,972
Limited Partnership Interest[1]		—	—	—	3,029,826
Short-Term Investments		—	807,568	—	807,568

		$102,902,635	$807,568	$1,511,972	$108,252,001

World Innovators Fund
Assets
Common Stocks		$165,811,513	$—	$—	$165,811,513
Limited Partnership Interest[1]		—	—	—	215,512
Exchange-Traded Funds		98,025	—	—	98,025
Short-Term Investments		—	29,928,007	—	29,928,007

		$165,909,538	$29,928,007	—	$196,053,057

Income Fund
Assets
Corporate Bonds		$—	$51,598,453	$—	$51,598,453
Asset-Backed Securities		—	14,191,222	1,009,375	15,200,597
Mortgage-Backed Securities		—	12,127,552	—	12,127,552
U.S. Treasury Notes		—	6,512,531	—	6,512,531
U.S. Government Agency Securities		—	4,223,336	—	4,223,336
Municipal Bonds		—	3,896,735	—	3,896,735
U.S. Treasury Inflation-Protected Securities		—	2,004,926	—	2,004,926
Short-Term Investments		—	779,866	—	779,866

		$—	$95,334,621	$1,009,375	$96,343,996

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$358,672,458	$—	$358,672,458
Short-Term Investments		—	1,803,381	—	1,803,381

		$—	$360,475,839	$—	$360,475,839

[1]	Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of Investments.

Fund	Fair Value at 9/30/2017	Unfunded Commitments	Redemption Frequency (if currently eligible)	Redemption Notice Period
Small Cap Growth Fund
Limited Partnership Interests[1]	$3,245,345	$—	—	—
Ultra Growth Fund
Limited Partnership Interests[1]	$3,029,826	$—	—	—
World Innovators Fund
Limited Partnership Interests[1]	$215,512	$—	—	—

[1]	The fair values of these limited partnership interests have been estimated using the net asset value of the Fund’s Limited Partner’s Capital Account. These limited partnership interests can never be redeemed. Distributions from each limited partnership will be received as the underlying investments are liquidated. It is estimated that the underlying assets of the limited partnerships will be liquidated over the next one to five years. The final purchase commitments were made on March 31, 2017 for Greenspring Global Partners II-B, L.P. and June 29, 2017 for Greenspring Global Partners III-B, L.P.

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If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. The table below shows the significant transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model.

Fund	Transfers Out Of Level 1 at Market Value	Transfers Into Level 2 at Market Value
Frontier Emerging Small Countries Fund	$3,452,086	$3,452,086

Fund	Transfers Out Of Level 2 at Market Value	Transfers Into Level 1 at Market Value
Frontier Emerging Small Countries Fund	$13,325,506	$13,325,506
International Opportunities Fund	7,163,175	7,163,175
Small Cap Growth Fund	32,432,542	32,432,542

There were transfers of $670,810 in the Emerging India Fund and $1,124,558 in the Global Opportunities Fund from Level 3 to Level 1 due to a change in pricing strategy on a private company that came public. This transfer amount represents the beginning of the period value for ICICI Prudential Life Insurance Co. Ltd., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

There were transfers of $572,597 in the Strategic Income Fund from Level 1 to Level 3 due to a reincorporation. This transfer amount represents the value for Star Asia Capital Corp Ltd., which transferred to Level 3 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

There were transfers out of Level 3 of $3,635,554 in the Small Cap Growth Fund, $3,388,501 in the Ultra Growth Fund and $247,043 in the World Innovators Fund due to a change that eliminates the requirement to categorize within the fair value hierarchy investments whose fair values are measured at net asset value per share (or its equivalent) using the practical expedient. This transfer amount represents the beginning of the period value for Greenspring Global Partners II-B, L.P. and Greenspring Global Partners III-B, L.P, which transferred during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the year ended September 30, 2017:

Fund	Market Value Beginning Balance 9/30/2016	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2017	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2017
Core Growth Fund
Preferred Stocks	$3,257,725	$—	$—	$—	$—	$766,770	$—	$—	$4,024,495	$766,770
Warrants	193,457	—	(1,463)	—	1,463	(193,457)	—	—	—	—

	3,451,182	—	(1,463)	—	1,463	573,313	—	—	4,024,495	766,770

Emerging India Fund
Common Stocks	670,810	1,560,450	—	—	—	(39,203)	—	(670,810)	1,521,247	(39,203)

	670,810	1,560,450	—	—	—	(39,203)	—	(670,810)	1,521,247	(39,203)

Emerging Markets Small Cap Fund
Common Stocks	16,783	—	—	—	—	(119)	—	—	16,664	(119)

	16,783	—	—	—	—	(119)	—	—	16,664	(119)

Global Opportunities Fund
Common Stocks	1,124,588	—	—	—	—	—	—	(1,124,588)	—	—

	1,124,588	—	—	—	—	—	—	(1,124,588)	—	—

Micro Cap Fund
Warrants	16,031	—	(169)	—	(1,941)	(13,921)	—	—	—	—

	16,031	—	(169)	—	(1,941)	(13,921)	—	—	—	—

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Notes to Financial Statements (continued)

Fund	Market Value Beginning Balance 9/30/2016	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2017	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2017
Micro Cap Value Fund
Convertible Preferred Stocks	$1,387,781	$101,057	$—	$—	$—	$(28,578)	$—	$—	$1,460,260	$(28,578)
Rights	37,500	—	—	—	—	307,606	—	—	345,106	307,606
Limited Liability Company Membership Interest	—	30,001	—	—	—	21,475	—	—	51,476	21,475
Preferred Stocks	1,379,998	—	(809,588)	—	309,589	(879,999)	—	—	—	(879,999)
Warrants	25,000	—	—	—	—	(22,500)	—	—	2,500	(22,500)

	2,830,279	131,058	(809,588)	—	309,589	(601,996)	—	—	1,859,342	(601,996)

Small Cap Growth Fund
Preferred Stocks	37,948,338	—	(3,062,620)	—	—	9,988,458	—	—	44,874,176	9,988,458
Limited Partnership Interest	3,635,554	—	—	—	—	—	—	(3,635,554)	—	—
Warrants	484,816	—	(3,833)	—	(3,545)	(477,438)	—	—	—	—

	42,068,708	—	(3,066,453)	—	(3,545)	9,511,020	—	(3,635,554)	44,874,176	9,988,458

Small Cap Value Fund
Warrants	108,300	—	(819)	—	819	(108,300)	—	—	—	—

	108,300	—	(819)	—	819	(108,300)	—	—	—	—

Strategic Income Fund
Common Stocks	—	—	—	—	—	313,131	572,597	—	885,728	313,130
Corporate Bonds	314	—	(340)	—	(151,652)	151,678	—	—	—	—

	314	—	(340)	—	(151,652)	464,809	572,597	—	885,728	313,130

Ultra Growth Fund
Preferred Stocks	1,251,300	—	(229,447)	—	—	490,119	—	—	1,511,972	490,119
Limited Partnership Interest	3,388,501	—	—	—	—	—	—	(3,388,501)	—	—
Warrants	20,924	—	(181)	—	(845)	(19,898)	—	—	—	—

	4,660,725	—	(229,628)	—	(845)	470,221	—	(3,388,501)	1,511,972	490,119

World Innovators Fund
Limited Partnership Interest	247,043	—	—	—	—	—	—	(247,043)	—	—

	247,043	—	—	—	—	—	—	(247,043)	—	—

Income Fund
Asset-Backed Securities	—	1,000,000	—	—	—	9,375	—	—	1,009,375	9,375

	—	1,000,000	—	—	—	9,375	—	—	1,009,375	9,375

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 9/30/2017	Valuation Technique	Unobservable Input	Range (Average)
Core Growth Fund	Direct Venture Capital Investments: Systems Software	$4,024,495	Market comparable companies	EV/R* multiple Discount for lack of marketability	6.1 - 10.0 (8.3) 20%
Emerging India Fund	Common Stock: Property & Casualty Insurance	$1,521,247	Discount to market	Discount for lack of marketability	4%
Micro Cap Value Fund	Rights: Pharmaceuticals	$326,356	Probability of receipt	Probability of receipt	50%
Micro Cap Value Fund	Private Investment in a Public Equity: Oil & Gas Refining & Marketing	$1,460,260	Bond model with call option	Bond model with call option	100%
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$1,479,695	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.1 - 12.1 (5.3) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Computer Services Software & Systems	$6,397,861	Liquidation preference	Probability weighting	80%

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SEPTEMBER 30, 2017

Fund	Description	Fair Value at 9/30/2017	Valuation Technique	Unobservable Input	Range (Average)
Small Cap Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$11,697,096	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.4 - 9.2 (5.7) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$16,183,484	Market comparable companies	EV/R* multiple Discount for lack of marketability	6.1 - 10.0 (8.3) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$9,116,040	Market comparable companies	EV/R* multiple Discount for lack of marketability	3.7 - 7.9 (5.9) 20%
Strategic Income Fund	Common Stock: Diversified REITs	$885,728	Last trade	Last trade	100%
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$369,925	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.1 - 12.1 (5.3) 20%
Ultra Growth Fund	Direct Venture Capital Investments: Health Care Technology	$265,717	Probability of completion of repurchase	Discount to repurchase amount	20%
Ultra Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$876,330	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.4 - 9.2 (5.7) 20%
Income Fund	Asset-Backed Security	$1,009,375	Broker bid	Broker bid	100%

*	Enterprise-Value-To-Revenue Multiple — (“EV/R”) is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

Changes in EV/R multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

13. OFFSETTING

Each Fund is party to various netting arrangements. The FASB requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of September 30, 2017:

REPURCHASE AGREEMENTS

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not Less Than 0)
Core Growth Fund	Fixed Income Clearing Corp.	$30,607,602	$—	$(30,607,602)	$—
Emerging India Fund	Fixed Income Clearing Corp.	3,284,123	—	(3,284,123)	—
Emerging Markets Small Cap Fund	Fixed Income Clearing Corp.	114,452	—	(114,452)	—
Frontier Emerging Small Countries Fund	Fixed Income Clearing Corp.	2,545,919	—	(2,545,919)	—
Global Opportunities Fund	Fixed Income Clearing Corp.	170,608	—	(170,608)	—
International Opportunities Fund	Fixed Income Clearing Corp.	6,840,234	—	(6,840,234)	—
Large Cap Value Fund	Fixed Income Clearing Corp.	5,442,486	—	(5,442,486)	—
Long/Short Fund	Fixed Income Clearing Corp.	35,132,336	—	(35,132,336)	—
Micro Cap Fund	Fixed Income Clearing Corp.	1,061,240	—	(1,061,240)	—
Micro Cap Value Fund	Fixed Income Clearing Corp.	14,565,031	—	(14,565,031)	—
Small Cap Growth Fund	Fixed Income Clearing Corp.	35,091,465	—	(35,091,465)	—
Small Cap Value Fund	Fixed Income Clearing Corp.	3,047,345	—	(3,047,345)	—
Strategic Income Fund	Fixed Income Clearing Corp.	7,174,334	—	(7,174,334)	—
Ultra Growth Fund	Fixed Income Clearing Corp.	807,568	—	(807,568)	—
World Innovators Fund	Fixed Income Clearing Corp.	29,928,007	—	(29,928,007)	—
Income Fund	Fixed Income Clearing Corp.	779,866	—	(779,866)	—
U.S. Treasury Fund	Fixed Income Clearing Corp.	1,803,381	—	(1,803,381)	—

[1]	Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

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Notes to Financial Statements (continued)

SECURITIES BORROWED FOR SHORT SALES

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Liability Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not Less Than 0)
Long/Short Fund	JPMorgan Chase	$51,372,975	$—	$(51,372,975)	$—

[1]	The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Short Sales” and the Schedule of Investments.

14. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH LARGE CAP VALUE FUND

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2017:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized in Income
Realized gain options written	$—	$—	$—	$99,363	$—	$99,363

WASATCH WORLD INNOVATORS FUND

The Effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2017:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized in Income
Realized gain foreign currency forward exchange contracts	$—	$624,745	$—	$—	$—	$624,745

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) foreign currency forward exchange contracts	$—	$113,367	$—	$—	$—	$113,367

For the year ended September 30, 2017, the average monthly balance of outstanding derivative financial instruments was as follows:

	Large Cap Value Fund
Option contracts:
Average number of call contracts written	25
Average value of call contracts written	$7,896

	World Innovators Fund
Forward currency contracts:
Average number of contracts — U.S. dollars purchased	—	[1]
Average U.S. dollar amounts	$337,949
Average number of contracts — U.S. dollars sold	1
Average U.S. dollar amounts sold	$7,758,933

*	See Note 4 — Financial Derivative Instruments for additional information.

[1]	Amount represents less than 0.5.

15. SUBSEQUENT EVENTS

To provide the Wasatch Large Cap Value Fund with greater flexibility to invest in foreign securities in order to take advantage of investment opportunities that may arise in the larger global investment universe, the Funds’ Board of Trustees approved a change to the Fund’s name and to certain investment strategies of the Fund. The name of the Fund changed from Wasatch Large Cap

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SEPTEMBER 30, 2017 (UNAUDITED)

Value Fund to Wasatch Global Value Fund effective October 31, 2017. Additionally, the Fund’s Board of Trustees approved a change to certain of the Fund’s principal investment strategies; The Fund’s investment strategy changed from “under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of companies with market capitalizations of over $5 billion at the time of purchase” to “under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities of foreign and domestic companies of all market capitalizations.” In addition, the Fund’s previous investment strategy provided that the Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Under the new investment strategy, the Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. Furthermore, the Fund may now invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, we expect at least 40% of its assets to be invested outside the United States, or if conditions are not favorable, 30% of its assets to be invested outside the United States). The Fund may also invest a significant amount of its total assets (5% to 50%) under normal market conditions at the time of purchase in securities issued by companies domiciled in emerging and frontier markets.

At a meeting held on November 7-8, 2017, the Board of Trustees of Wasatch Funds Trust (the “Trust”) approved the reorganization of the Wasatch Long/Short Fund (the “Long/Short Fund”) with and into the Wasatch Global Value Fund (the “Global Value Fund”), each a series of the Trust (the “Reorganization”). In order for the Reorganization to occur, it must be approved by the shareholders of the Long/Short Fund. The Board of Trustees of the Trust (the “Board”) therefore called for a special meeting of the Shareholders of the Long/Short Fund (“Meeting”) to vote on the Reorganization. The Meeting is expected to be held in March 2018, and, if approved, it is anticipated that the Reorganization will be consummated approximately one month after the Meeting. More information about the proposed Reorganization and Meeting will be provided in the proxy solicitation materials for the Reorganization.

137

WASATCH FUNDS	SEPTEMBER 30, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Wasatch Funds Trust and Shareholders of

Wasatch Core Growth Fund®	Wasatch Micro Cap Fund®
Wasatch Emerging India Fund®	Wasatch Micro Cap Value Fund®
Wasatch Emerging Markets Select Fund®	Wasatch Small Cap Growth Fund®
Wasatch Emerging Markets Small Cap Fund®	Wasatch Small Cap Value Fund®
Wasatch Frontier Emerging Small Countries Fund®	Wasatch Strategic Income Fund®
Wasatch Global Opportunities Fund®	Wasatch Ultra Growth Fund®
Wasatch International Growth Fund®	Wasatch World Innovators Fund®
Wasatch International Opportunities Fund®	Wasatch-1st Source Income Fund®
Wasatch Large Cap Value Fund®	Wasatch-Hoisington U.S. Treasury Fund®
Wasatch Long/Short Fund®

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wasatch Core Growth Fund®, Wasatch Emerging India Fund®, Wasatch Emerging Markets Select Fund®, Wasatch Emerging Markets Small Cap Fund®, Wasatch Frontier Emerging Small Countries Fund®, Wasatch Global Opportunities Fund®, Wasatch International Growth Fund®, Wasatch International Opportunities Fund®, Wasatch Large Cap Value Fund®, Wasatch Long/Short Fund®, Wasatch Micro Cap Fund®, Wasatch Micro Cap Value Fund®, Wasatch Small Cap Growth Fund®, Wasatch Small Cap Value Fund®, Wasatch Strategic Income Fund®, Wasatch Ultra Growth Fund®, Wasatch World Innovators Fund®, Wasatch-1st Source Income Fund®, and Wasatch-Hoisington U.S. Treasury Fund® (constituting the Wasatch Funds Trust, hereafter referred to as the “Funds”) at September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

November 22, 2017

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Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Three of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Two Independent Trustees have been appointed by the elected Independent Trustees to serve until his or her successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 73	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	19	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) from December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (30 portfolios) since 2012.

D. James Croft, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 75	Trustee and Chairman of the Governance and Nominating Committee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	19	None.

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 70	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	19	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne, MBA, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 65	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016.	19	Director, Halton Group Ltd. since 2016.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 64	Trustee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015; Director, Utah Symphony/Utah Opera since 2005; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 - 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 - 2004.	19	Director, Youth Sports Alliance since 2015; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 - 2012; Director Utah Symphony/Utah Opera since 2005.

139

WASATCH FUNDS

Supplemental Information (continued)

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Interested Trustee

Samuel S. Stewart, Jr.[3] Ph.D. CFA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 75	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	19	None.

[1]	A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

[2]	Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor and is an employee of the Advisor.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 49	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

Cindy B. Firestone, CPA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 59	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 44	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 34	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017; Compliance Associate for the Advisor since September 2012; Branch Manager for Investment Planning Counsel Corp. from November 2009 to August 2012.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

140

SEPTEMBER 30, 2017 (UNAUDITED)

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$2,252,794
Emerging India Fund	819,648
Global Opportunities Fund	8,169,399
International Growth Fund	47,302,575
Large Cap Value Fund	7,957,722
Long/Short Fund	61,075
Micro Cap Fund	22,829,857
Micro Cap Value Fund	3,065,003
Small Cap Growth Fund	144,143,218
Small Cap Value Fund	65,305
Ultra Growth Fund	9,710,650
World Innovators Fund	6,384,678
Income Fund	124,946
U.S. Treasury Fund	23,928,544

For the fiscal year ended September 30, 2017, certain dividends paid by each Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2017, complete information will be reported on shareholders’ 2017 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2016 will be at the highest amount permitted by law.

Corporate shareholders should note for the year ended September 30, 2017, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions are as follows:

Fund	Percentage
Large Cap Value Fund	69%
Small Cap Value Fund	78%
Strategic Income Fund	72%
Income Fund	2%

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.WasatchFunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at www.WasatchFunds.com and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June  30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference room may be obtained by calling 800.SEC.0330).

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WASATCH FUNDS	SEPTEMBER 30, 2017 (UNAUDITED)

Service Providers

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE WASATCH-HOISINGTON U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

ONLINE

www.WasatchFunds.com

shareholderservice@wasatchfunds.com

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WASATCH FUNDS

2017 Annual Report
www.WasatchFunds.com • 800.551.1700

MIX
Paper from responsible sources
FSC® C132107
www.fsc.org

2017 Annual Report www.WasatchFunds.com 800.551.700 Mix Paper from responsible FSC C132107

2018 SEMI-ANNUAL REPORT AND QUARTERLY COMMENTARIES
March 31, 2018
EQUITY FUNDS / Wasatch Core Growth Fund Wasatch Emerging India Fund Wasatch Emerging Markets Select Fund Wasatch Emerging Markets Small Cap Fund Wasatch Frontier Emerging Small Countries Fund Wasatch Global Opportunities Fund Wasatch Global Value Fund Wasatch International Growth Fund Wasatch International Opportunities Fund Wasatch Long/Short Fund Wasatch Micro Cap Fund Wasatch Micro Cap Value Fund Wasatch Small Cap Growth Fund Wasatch Small Cap Value Fund Wasatch Strategic Income Fund Wasatch Ultra Growth Fund Wasatch World Innovators Fund BOND FUNDS / Wasatch-1st Source Income Fund Wasatch-Hoisington U.S. Treasury Fund

WASATCH FUNDS

Salt Lake City, Utah

www.WasatchFunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

1

LETTER TO SHAREHOLDERS — DRIP, DRIP, DRIP

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

Some bear markets can best be described as being like the maddening drip, drip, drip of water — often referred to as Chinese water torture. Inexplicably, stocks decline almost every day and they do so without regard to any significant relevant news. Our last bear market, now a decade in the past, was not like that. Yes, stocks went down on a near daily basis but bad news also arrived on an almost daily basis. It was easy for investors to understand why stocks were going down.

During much of the past year, we were in — and perhaps still are in — what I call a “reverse Chinese water torture market.” That is, until the increased volatility of the first quarter, stocks had been going up on an almost daily basis but generally not based on any significant positive news. This led investors to suffer FOMO (fear of missing out). One-way markets, whether they’re moving down or up, provide investors with a quandary. The weakness of a one-way bear market leads investors to ask, “Is it too late to sell?” The strength of a one-way bull market leads investors to ask, “Is it too late to buy?” In both cases, the correct answer is initially “no,” but it’s important to remember that one-way markets demand that investors change their strategy at some point and so at some point the correct answer changes. Determining that point is difficult, but critical, since most one-way markets end in capitulation. Bears end in a final surge of selling until “everyone” has thrown in the towel. Bulls end in a final surge of buying until “everyone” is all in.

The notion of a one-way market suggests a market that’s somehow come loose from its more stable economic moorings. To be sure, the economy rises and falls but it almost always does so in a series of ebbs and flows, working its way higher or lower rather than moving “high” or “low” in a straight line. A useful way to determine how close a market is to the capitulation stage is to try to understand where the market is relative to the economy.

ECONOMY

In our one-way up market, the economy has generally been growing stronger with the cherry on top being the recent tax cuts. Now, however, there are signs of a shift.

•	While stronger-than-expected economic indicators were the norm in the second half of 2017, this year economic indicators are coming in a bit softer. A recently revised estimate showed real gross domestic product (GDP) for the fourth quarter of 2017 increased at an annual rate of 2.9%, slower than the 3.2% reported for the third quarter.
•	Employment data was particularly strong for January and February, sparking fears of inflation. In contrast, March data was unexpectedly weak, showing only 103,000 jobs versus the expected 193,000 jobs.
•	The Federal Reserve raised interest rates in March and seems intent on doing so twice more this year, and three times instead of two times in 2019. That’s throwing sand into the gears of the economy and a reason to be more cautious on the market.

While none of this suggests that an economic peak is imminent, it does suggest that the economy is transitioning from “accelerating” to “stabilizing.” If this is happening to the economy, it seems a distinct possibility that a shift in the market might also be forthcoming. Certainly the sharp selloffs in stocks we endured in recent months reminded us of what capitulation can look like. However, to the extent these corrections fade into the background and the market resumes “melt-up” behavior, I’d see it as a significant disconnect between the economy and the market.

That’s when investors can’t afford to lose their bearings — because the time of capitulation is likely approaching. At such a time, I believe the appropriate response is to emphasize quality in an investment portfolio. It’s no good to just step to the sidelines. How does one determine the right time to get back in? And the risk of missing out on long-term gains is too great. But one can make adjustments to one’s investment portfolio to emphasize characteristics that generally have been favorable through and after historical points of inflection. To me, that means a focus on quality first and foremost.

MARKETS

Taking the first quarter of 2018 as a whole, markets were flattish. Fading confidence in the near-term economic outlook dashed expectations of a surge in late-cycle value stocks. Instead, growth stocks outperformed value stocks across the market-capitalization spectrum. The uncertain environment favored Wasatch’s bottom-up investment approach, which seeks quality companies as evidenced by strong earnings growth, sustainable competitive advantages and experienced management teams.

In the U.S., newly announced tariffs on aluminum and steel — as well as separate measures directed specifically at China — hung over the market during March. Because smaller U.S. companies typically have less direct exposure to international trade, small-company stocks and micro caps outperformed large-cap issues during the quarter. Additionally, smaller U.S. companies currently tend to be valued more attractively than their larger peers, and smaller companies’ domestic focus leaves them well-positioned to benefit from a lower corporate tax rate.

In the U.S., the large-cap S&P 500® Index logged a three-month loss of -0.76%. The technology-heavy Nasdaq Composite Index fared better, up 2.59% for the quarter. The Russell 2000® Index of small caps was down -0.08% for the quarter.

International stock markets were mixed. The MSCI World ex USA Index was down -2.04% for the quarter, while the MSCI Emerging Markets Index rose 1.42%.

2

MARCH 31, 2018 (UNAUDITED)

Here I’ll circle back to my view that none of this means a significant market correction, or even just tepid performance, is close at hand. The U.S. economy is strong. Synchronous growth is still underway around the globe. U.S. tax-cut benefits have the potential to prompt companies to make meaningful capital investments. This is a time of growth.

It’s also a time to keep your wits about you because one-way markets, whether bear or bull, don’t stay one-way indefinitely. My suggestion, once again, is to remain focused on the quality of your investments.

WASATCH

It’s been 43 years since I founded Wasatch in 1975. Building this firm and serving you, our investors, has been the focus of my professional life and my great privilege. Later this year, I will depart Wasatch to join my sons Josh and Spence at Seven Canyons Advisors, an SEC-registered investment advisor recently founded by our family.

When I started Wasatch, one of my first tasks was to select an appropriate name. I wanted a name that would symbolize a firm built to outlast me — hence, Wasatch Advisors and not Stewart Advisors. I wanted to build not just a firm but also a culture that would endure irrespective of me. Together with the rest of the team at Wasatch, I’m proud that we’ve done just that.

As you may know, I stepped down from the role of CEO at Wasatch almost 10 years ago. Under the continuing leadership of CEO JB Taylor and my other colleagues, Wasatch will continue to serve you with the same commitment to excellence.

Like me, my son Josh is a portfolio manager here at Wasatch. The Wasatch Funds Board of Trustees approved a plan to merge the two funds he and I manage for Wasatch — the World Innovators Fund and the Strategic Income Fund — into two new funds with similar objectives and strategies that we’ll continue to manage at Seven Canyons. The timing of that potential transition is not yet clear, but we anticipate the merger will occur during the third quarter of 2018.

Apart from Josh and me, Wasatch’s global team of portfolio managers and analysts stands at 34 investment professionals. As always, the firm is still 100% employee-owned. To be part of this outstanding place — this outstanding group of people — has been the honor of a lifetime.

With sincere thanks for your continued investment and for your trust,

Sam Stewart

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

The Wasatch Strategic Income Fund’s primary investment objective is to capture current income. A secondary objective is long-term growth of capital. The Wasatch World Innovators Fund’s investment objective is long-term growth of capital.

Wasatch Advisors is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Advisors, Inc. or Seven Canyons Advisors, LLC.

Wasatch Advisors, Inc. is not affiliated with Seven Canyons Advisors, LLC.

A bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average. Bull markets can happen as the result of an economic recovery, an economic boom, or investor psychology.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Nasdaq Composite is a market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 emerging market countries. With 839 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 developed market countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

You cannot invest directly in these or any indexes.

3

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

For the three-month period ended March 31, 2018, the Wasatch Core Growth Fund — Investor Class gained 4.13% compared to a -0.08% loss for its primary benchmark, the Russell 2000 Index. The Russell 2000 Growth Index advanced 2.30%.

In 2018’s first quarter, market volatility reemerged in rather dramatic fashion. After a relatively uneventful January, U.S. stocks sold off sharply in February. Robust employment and wage growth, rising bond yields and recently enacted tax cuts caused investors to worry about higher inflation and whether Federal Reserve (Fed) officials would act more aggressively to slow economic growth. Nevertheless, the Fed has been sticking to its plan for gradual increases with one interest-rate hike in March and two more scheduled this year. After February’s swoon, stocks partially recovered, only to fall again in the second half of March on somewhat softer economic indicators, turmoil in the tech world and fears of a trade war with China after the U.S. government proposed tariffs on steel and aluminum and specific Chinese products.

DETAILS OF THE QUARTER

The Fund’s outperformance of the Russell 2000 Index during the first quarter of 2018 was primarily due to stock selection, which was especially beneficial in the health-care, industrials, consumer-discretionary and information-technology sectors.

In our view, the Fund’s outperformance in choppier markets underscores its bias toward high-quality companies, as evidenced by strong earnings growth, sustainable competitive advantages and experienced management teams. These characteristics are best measured on a company-specific basis — thus our intensive, bottom-up research process. In times of market stress, we generally expect investors to prefer sounder companies, and we see the Fund’s year-to-date performance relative to its benchmark as bearing that out.

Historically, the Fund has had a bias toward more-profitable companies, on average, than those that make up the Russell 2000 Index. For such highly profitable companies, tax reform may free up additional cash that could be used for growing the business, providing higher compensation for employees, buying back shares or increasing shareholder dividends. As a result, we see the Fund as well-positioned with regard to tax reform.

Two of the Fund’s top contributors for the first quarter were repeats from 2017’s fourth quarter. First was Cimpress N.V., a U.S.-listed firm domiciled in the Netherlands. The company’s suite of “mass customization” brands includes Vistaprint. Cimpress operates three business segments, all of which are experiencing accelerating organic growth. Investors rewarded this growth — and the progress management has made in paying down debt and furthering restructuring initiatives — with over 25% share-price appreciation during the first quarter.

Second was Copart, Inc. This U.S. auto salvager has continued to impress us with both its growth and quality metrics. We held Copart for many months before its share price really took off. It’s a prime example of how we’re happy to be patient with companies we see as being high-quality with significant growth opportunities even though it may take some time to reap the potential rewards.

Healthcare Services Group, Inc., which provides housekeeping, food and other services to the health-care facilities industry, was the Fund’s largest detractor. The company’s quarterly reporting in February included notice of a one-time effect on net income as a result of tax reform. In addition, the process of bringing customers onboard has been more costly than previously anticipated. More broadly, though, the company has experienced growth in both the number of customers and the average number of services provided to customers. Here too, we’re willing to be patient given the company’s growth potential.

Another large detractor for the quarter was Altra Industrial Motion Corp. Revenue growth has been strong for this maker of mechanical power transmission components, but its margins have been negatively affected by transitory supply-chain issues and commodity price inflation. While many manufacturing companies are facing similar inflationary pressures, we are confident that Altra’s leading market position will allow it to pass on higher costs. We expect the company’s margins to improve going forward.

OUTLOOK

Although some economic indicators have been softening and the financial markets have been expressing investors’ nervousness, the environment is still positive overall. Having said that, we’re keeping an eye on the Fed’s action with regard to interest rates. While we haven’t positioned the Fund with any particular view on interest-rate policy, we’re cognizant of interest-rate risks — best seen as a tug of war between positive economic news and the Fed’s efforts to keep the economy from overheating.

As always, our focus remains on identifying companies with strong growth prospects. We believe the Fund is positioned with the potential to do well whether the economy keeps humming along or the Fed puts on the brakes.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

4

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	12.11%	24.19%	13.80%	11.77%
Core Growth (WIGRX) — Institutional	12.19%	24.37%	13.92%	11.84%
Russell 2000® Index	3.25%	11.79%	11.47%	9.84%
Russell 2000® Growth Index	6.99%	18.63%	12.90%	10.95%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.21% / Institutional Class — Gross: 1.10%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Copart, Inc.	3.4%
ICON plc (Ireland)	3.1%
Cimpress N.V.	2.9%
Monro, Inc.	2.9%
Old Dominion Freight Line, Inc.	2.8%

Company	% of Net Assets
Pool Corp.	2.7%
Cantel Medical Corp.	2.6%
Tyler Technologies, Inc.	2.6%
Eagle Bancorp, Inc.	2.6%
Trex Co., Inc.	2.5%

**	As of March 31, 2018, there were 52 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indexes.

5

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Associate Portfolio Manager

OVERVIEW

The benchmark MSCI India Investable Market Index (IMI) fell -8.02% during what was an up-and-down first quarter of the year for Indian equities. Outperforming its benchmark, the Wasatch Emerging

India Fund — Investor Class declined -4.70%.

India’s stock market began the quarter in rally mode, as last year’s advance continued unabated during the first four weeks of 2018. In late January, however, global stock-market jitters and concerns about an international trade war sent Indian stocks lower. Worries that lower-than-expected tax revenues might lead India’s government to impose a capital-gains tax contributed to early skittishness. Later, news of a $2 billion fraud centered at one of the country’s state-owned banks rocked investor confidence.

Rising interest rates also weighed on sentiment. Rates had been on the rise in India since mid-2017, as bond investors mulled a likely surge in government spending ahead of next year’s elections. The Modi government’s funding requirements created an excess supply of government debt that continued to push bond yields higher during the first quarter.

DETAILS OF THE QUARTER

The consumer-discretionary sector was the Fund’s greatest source of outperformance relative to the benchmark. Although the benchmark’s consumer-discretionary positions posted a double-digit percentage loss as a group, the Fund’s holdings in the sector ended the quarter with a modest gain. Amid the broad weakness in Indian equities, the information-technology sector was the only sector of the Index to generate a positive first-quarter return. Our significantly underweight allocation to this top-performing sector was a headwind to performance and the Fund’s largest source of weakness against the benchmark.

The strongest contributor to Fund performance for the quarter was V-Mart Retail Ltd. The company operates department stores specializing in apparel. V-Mart also sells a wide range of general merchandise and fast-moving consumer goods. Because V-Mart operates primarily in rural areas of India, the company stands to benefit as the Modi government seeks to create jobs and appeal to voters ahead of national elections in 2019.

MakeMyTrip Ltd. was the second-largest contributor. The company operates the leading online travel agency (OTA) in India. Shares of MakeMyTrip had languished over the previous three quarters on concerns that increased competition might impact the company’s profitability. Those worries eased in February after MakeMyTrip announced a partnership with OYO, the largest hospitality company in India.

Third-largest contributor Godrej Consumer Products Ltd. is a consumer-goods company. Godrej sells soaps, hair colors, toiletries and household goods in India and internationally. Consolidated net profit rose 22.1% year-over-year in the company’s most-recent quarter on an 8.5% increase in comparable sales. Management cited strong volume growth in India, especially in rural areas of the country.

Industrial companies accounted for four of the Fund’s five largest detractors from performance during the quarter. Among them, the greatest detractor was Elgi Equipments Ltd. Elgi manufactures and sells air compressors in India and internationally. The company currently receives about half its revenue from outside India and approximately 60% of its international revenue from the U.S. and Europe. Elgi’s shares declined on concerns that U.S. protectionist trade policies might derail plans for further inroads into the U.S. market.

Other weak industrials in the Fund included Somany Ceramics Ltd. and Kajaria Ceramics Ltd. — two large producers of ceramic tiles for walls and floors. A reduction in India’s goods-and-services tax (GST) last November caused customers to delay purchases until the new, lower tax rate had taken effect. An uptick in gas prices also hurt profitability, resulting in lower-than-expected quarterly earnings at the companies compared to the same period a year ago.

OUTLOOK

Although a rising supply of government debt has driven Indian bond yields higher since July of last year, there are signs that interest-rate pressures in India may be easing. In late March, the Indian government announced a borrowing plan for the first half of its fiscal year that is lower than in previous years. In an attempt to further encourage bond investors, India will issue inflation-indexed bonds and shorter-maturity debt. The Modi government also is seeking to increase purchase limits for foreign investors in government securities.

Another factor that contributed to general first-quarter malaise in Indian stocks was fading optimism about the prospects of Prime Minister Narendra Modi’s Bharatiya Janata Party (BJP) in upcoming state polls this year and general elections in 2019. While a strong showing from the BJP would help further Mr. Modi’s pro-business agenda, we seek to invest in companies whose business prospects do not depend on a particular political outcome.

Despite the slight deterioration we saw in the first quarter, we believe India’s macro situation still looks solid. As for our portfolio companies, we have been seeing accelerating earnings growth that we have been capturing in the Fund. For the most-recent quarter, we calculated that the Fund’s holdings, on average, turned in 27% earnings growth. We continue to have confidence in India as an attractive place to invest and in the long-term growth potential of our portfolio companies.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

6

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India (WAINX) — Investor	7.50%	19.18%	18.07%	12.55%
Emerging India (WIINX) — Institutional	7.45%	19.07%	18.18%	12.62%
MSCI India IMI	4.31%	11.22%	9.44%	3.08%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class: 1.73% / Institutional Class — Gross: 1.67%, Net: 1.50%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
V-Mart Retail Ltd. (India)	5.0%
Bajaj Finance Ltd. (India)	5.0%
Housing Development Finance Corp. Ltd. (India)	4.7%
Endurance Technologies Ltd. (India)	4.6%
Amara Raja Batteries Ltd. (India)	4.6%

Company	% of Net Assets
MakeMyTrip Ltd. (India)	4.5%
Divi’s Laboratories Ltd. (India)	4.4%
Quess Corp. Ltd. (India)	4.2%
Page Industries Ltd. (India)	4.1%
Pidilite Industries Ltd. (India)	3.9%

**	As of March 31, 2018, there were 42 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: April 26, 2011. The MSCI India IMI (Investable Market Index) is designed to measure the performance of the large-, mid- and small-cap segments of the Indian market. The Index covers approximately 99% of the free-float adjusted market capitalization of the Indian equity universe. You cannot invest directly in this or any index.

7

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Roger Edgley, Scott Thomas and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Roger Edgley, CFA Portfolio Manager Matthew Dreith, CFA Associate Portfolio Manager

OVERVIEW

A global selloff triggered by prospects of a trade war rocked emerging-market equities during the first quarter. The benchmark MSCI Emerging Markets Index surrendered most of an early double-digit percentage gain to finish up 1.42% for the quarter. The Wasatch Emerging Markets Select Fund —
Investor Class outperformed its benchmark, posting a return of 1.81%.

World equity markets kicked off 2018 with a strong January rally, before rising U.S. interest rates disrupted the advance during the final sessions of the month. Later, concerns about global trade moved to the forefront when the White House announced tariffs on imported aluminum and steel.

DETAILS OF THE QUARTER

Korea was the Fund’s greatest source of outperformance relative to the benchmark. Though Korean stocks were weak during the quarter, an outsized gain in a single stock enabled the Fund’s Korean holdings to generate a positive return as a group.

The Fund’s largest source of weakness against the benchmark was Brazil, where investors appeared to rotate away from the higher-quality companies we seek to own in the Fund. With investor sentiment on the upswing in Brazil, the most defensive of our Brazilian holdings became less appealing to investors.

India, the most-heavily weighted country in the Fund, was among many poorly performing countries in the Index. However, the Fund’s Indian stocks declined significantly less than those in the Index, helping performance relative to the benchmark.

The strongest contributor to Fund performance for the quarter was Medytox, Inc. Based in Korea, the company manufactures injectable neurotoxins for cosmetic applications and the treatment of muscular disorders. Shares of Medytox surged as investors factored positive future developments into the company’s stock price.

Second-best contributor NMC Health plc provides health-care services in the United Arab Emirates and other countries in the Middle East. NMC saw its stock price rise on news that the company had landed a contract to manage two hospitals in Egypt.

Positive underlying fundamentals and healthy earnings growth helped our Chinese holdings outgain their benchmark counterparts during the first quarter. Top contributors included 51job, Inc., the leading online job search and recruitment site in China.

The greatest detractor from Fund performance for the quarter was BGF Retail Co. Ltd. The company operates convenience stores in Korea. Shares of BGF declined on concerns about the impact of the recent increase in Korea’s minimum wage.

Raia Drogasil S.A., the second-largest detractor, operates a leading drug-store chain in Brazil. The upturn in Brazil’s economy has made defensive issues such as Raia Drogasil less appealing to investors and has increased access to capital for the company’s competitors.

Another weak stock in the Fund was Page Industries Ltd. The company makes and sells undergarments under the Jockey brand in India. We have no fundamental news to relate concerning Page and attribute the stock’s weakness to general first-quarter malaise in Indian equities.

OUTLOOK

To the extent that global factors continue to create volatility for emerging-market equities, we expect the Fund’s relative performance to benefit from our greater emphasis on long-term growth stories tied to secular increases in domestic demand. By focusing on companies and countries with their own unique growth drivers, we seek to make the Fund less subject to whims of the global economy and more reflective of the long-term potential of emerging markets.

While rising U.S. Treasury yields appear to have spooked world stock markets during the first quarter, the dynamics underlying the current interest-rate cycle are likely very different from those of the so-called “Taper Tantrum” of 2013. Of particular note is the U.S. dollar’s depreciation against a basket of rival currencies over the past six months — even as the yield on the 10-year Treasury note increased. With interest rates stabilizing in Europe and already on the rise in China, a scenario in which rising rates in the U.S. significantly underpin the dollar seems much less likely this time around.

Several other factors also appear to be at play. We suspect the worsening U.S. fiscal situation has given international investors less reason to fear a surge in the greenback. Additionally, the recent pickup in global growth has made it much more difficult for the U.S. to outgrow the rest of the world. Compared to developed markets, we believe the faster growth rates and more-attractive valuations of emerging markets should continue to merit favorable attention from investors.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

8

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	7.46%	22.17%	1.67%	2.31%
Emerging Markets Select (WIESX) — Institutional	7.55%	22.58%	1.99%	2.64%
MSCI Emerging Markets Index	8.96%	24.93%	4.99%	4.65%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.90%, Net: 1.51% / Institutional Class — Gross: 1.52%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Alibaba Group Holding Ltd. ADR (China)	5.4%
Bajaj Finance Ltd. (India)	5.4%
Medytox, Inc. (Korea)	5.2%
Tencent Holdings Ltd. (China)	5.1%
NMC Health plc (United Arab Emirates)	4.5%

Company	% of Net Assets
Ctrip.com International Ltd. ADR (China)	4.0%
Raia Drogasil S.A. (Brazil)	3.8%
HDFC Bank Ltd. (India)	3.6%
Silergy Corp. (Taiwan)	3.5%
MakeMyTrip Ltd. (India)	3.4%

**	As of March 31, 2018, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure the equity market performance of emerging markets. You cannot invest directly in this or any index.

9

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Andrey Kutuzov, Scott Thomas and Kevin Unger.

Roger Edgley, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Andrey Kutuzov, CFA Associate Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager

OVERVIEW

For the three months ended March 31, 2018, the Wasatch Emerging Markets Small Cap Fund — Investor Class gained 0.31% and slightly outperformed its benchmark, the MSCI Emerging Markets Small Cap Index, which returned 0.17%.

Following an extremely strong year in 2017, world equity markets kicked off 2018 with a strong January rally, before rising U.S. interest rates disrupted the advance during the final sessions of the month. Later, concerns about global trade moved to the forefront when the White House announced tariffs on imported aluminum and steel and separate measures directed specifically at China. While markets have been volatile and some uncertainty has surfaced, our outlook is still upbeat given the investment opportunities we have been seeing.

We believe the Fund’s focus on companies tied to secular demand growth in their home countries served our investors well during the first quarter.

DETAILS OF THE QUARTER

South Korea added the most to the Fund’s return and outperformance of the benchmark for the first quarter. The Fund’s top individual contributor was Medytox, Inc. Based in Korea, the company manufactures neurotoxins for cosmetic applications and the treatment of muscular disorders. Shares of Medytox surged on the potential approval of Medytox products in China in 2019, as well as a previously announced licensing deal.

The common thread with several of our Korean holdings is that they have made new technological advances and have strong returns on capital to help drive their research and the growth of their businesses. In our view, Korea’s strong base of an educated population and manufacturing know-how drives a world-class ecosystem for small Korean companies.

The Fund remains structurally underweight in China. While we are conscious of the many risks, our assessment of

China’s investment backdrop has moved from negative to more neutral. We’ve been increasing our weight as we’ve been finding more interesting companies that meet our quality standards and have long-duration growth potential.

51job, Inc., the leading online job search and recruitment site in China, was the Fund’s second-best contributor for the quarter. The company has been leveraging its relationships with employers to sell additional adjacent services that human resource (HR) departments need. In online recruitment and other HR business segments 51job has posted robust results.

One of the Fund’s largest sources of weakness was Brazil. Brazilian stocks soared to record highs after an appeals court upheld a corruption conviction against former President Luiz Inacio Lula da Silva. With investor sentiment on the upswing in Brazil, our most defensive Brazilian holdings became less appealing to investors.

An example is EcoRodovias Infraestrutura e Logistica S.A., the second-largest toll-road operator in Brazil. Although EcoRodovias was the Fund’s largest first-quarter detractor, we like the company’s prospects. The toll-road industry in Brazil appears solid, with rational competition, more projects coming up for bid and a recovering economy.

Indian equities fell amid concerns about interest rates and inflation. Investors also became more concerned with policy continuity after Prime Minister Narendra Modi’s Bharatiya Janata Party’s weaker-than-expected showing in recent state elections. During the quarter, the decline in the Fund’s Indian stocks subtracted just over a point from its return, but our holdings outperformed the Indian positions in the benchmark.

Kajaria Ceramics Ltd., a leading manufacturer of ceramic tiles in India, was a notable detractor. Indian tile manufacturers had a difficult January due to one-off factors including a second round of goods-and-services tax (GST) reforms and rising input costs. However, we believe growth may soon return. The GST rate on tiles was lowered as of November 2017 and there has been an uptick in housing construction, a strong market for tiles.

OUTLOOK

The backdrop for international small-cap equities remains constructive. However, financial volatility in developed countries spread to emerging markets in the first quarter as concerns about accelerating fiscal deficits and inflation in the U.S. fanned fears of higher global interest rates.

To the extent that global factors continue to create volatility, we expect the Fund’s relative performance to benefit from our greater emphasis on companies with long-term growth stories tied to secular increases in domestic demand. By focusing on companies and countries with their own unique growth drivers, we seek to make the Fund less subject to whims of the global economy and more reflective of long-term potential. Despite this increased volatility, our overall positive outlook remains unchanged.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

10

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Emerging Markets Small Cap (WAEMX) — Investor	8.03%	25.68%	2.38%	7.13%
Emerging Markets Small Cap (WIEMX) — Institutional	8.00%	26.07%	2.44%	7.16%
MSCI Emerging Markets Small Cap Index	9.41%	18.62%	4.58%	4.36%
MSCI Emerging Markets Index	8.96%	24.93%	4.99%	3.02%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class — Gross: 2.02%, Net: 1.96% / Institutional Class: 1.88%, Net: 1.81%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
51job, Inc. ADR (China)	3.5%
Medytox, Inc. (Korea)	3.3%
Magazine Luiza S.A. (Brazil)	2.5%
ASPEED Technology, Inc. (Taiwan)	2.2%
Clicks Group Ltd. (South Africa)	2.2%

Company	% of Net Assets
Koh Young Technology, Inc. (Korea)	2.0%
Win Semiconductors Corp. (Taiwan)	2.0%
Silergy Corp. (Taiwan)	2.0%
TCS Group Holding plc GDR (Russia)	2.0%
Ennoconn Corp. (Taiwan)	1.9%

**	As of March 31, 2018, there were 83 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI Emerging Markets and Emerging Markets Small Cap indexes are free float-adjusted market capitalization indexes designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indexes.

11

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Jared Whatcott and Scott Thomas.

Roger Edgley, CFA Lead Portfolio Manager	Jared Whatcott, CFA Portfolio Manager	Scott Thomas, CFA Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund — Investor Class returned 1.71% and slightly outperformed the 1.60% return of its benchmark, the MSCI Frontier Emerging Markets Index.

Over the past year, we have become increasingly optimistic regarding the prospects of frontier markets and emerging small countries. For the first quarter of 2018, frontier equity markets benefited from strong performance compared to their larger, more developed counterparts around the globe.

DETAILS OF THE QUARTER

Vietnam, one of our largest country exposures, was the top contributor to the Fund’s return for the quarter. However, we underperformed the benchmark in Vietnam as our overweight position was offset by the lagging performance of our holdings in a strong market.

We recently spent a considerable amount of time on the ground in Vietnam and, despite seemingly rich valuations in some parts of the market, we came away with incrementally higher conviction in the country and in the prospects of its companies.

An example is Phu Nhuan Jewelry JSC, a top contributor for the quarter. The company has been increasing the number of its jewelry stores at an annual rate of 15%, while still achieving double-digit same-store-sales growth. At the same time, management has been investing in technology and inventory-management software, allowing Phu Nhuan to stay ahead of its competitors.

NMC Health plc, a United Arab Emirates (UAE)- based hospital operator, ended the quarter as the Fund’s top-contributing holding. The company recently reported revenue growth of over 31% for 2017, and the number of patients served grew 34%. NMC Health also recently entered Saudi Arabia — a much larger market of 30 million people that has been chronically underserved in specialized health-care services. Within the UAE, NMC Health has spent the past few years building out its hospital network, and we’re now beginning to see those efforts bear fruit.

Second-largest contributor Safaricom plc has been a long-time core holding of the Fund. Despite macro challenges in

Kenya, the company has continued to grow at a double-digit rate, leveraging its wide telecom-infrastructure network and its M-Pesa mobile-payment system, which now contributes 26% of Safaricom’s total revenues.

We took a trip to Egypt at the start of the year to assess opportunities and more closely examine the underlying economic environment. Although we have visited Egypt multiple times over the past several years, on this trip we came away the most optimistic yet on the country’s outlook and have been increasing our exposure.

We saw Ibnsina Pharma, a pharmaceutical-distribution firm managed by two brothers who are deeply passionate about the business. They have grown it to be the number-two player in the market over a short period of time. Supported by the double-digit growth of the pharmaceutical industry in Egypt, we believe Ibnsina Pharma can grow even faster. The company was recently listed and has raised equity to continue building out its distribution facilities. We added a position in Ibnsina Pharma.

Cleopatra Hospital, another holding based in Egypt, saw its share price wobble following a potentially delayed acquisition of a target hospital, but we aren’t too concerned. The company is developing Egypt’s first private-hospital network. In addition to strong organic growth, Cleopatra’s management team has been successfully acquiring hospitals and turning them around to increased profitability. Given the need for hospital services in Egypt, we believe Cleopatra has a long runway for growth.

Ayala Corp., one of the strongest conglomerates in the Philippines, was also among the Fund’s detractors in the quarter. The company has been increasing its recurring revenue stream with good results from energy investments. Despite Ayala’s fundamental strength, however, the stock fell due to selling by foreign institutional investors, led largely by Mitsubishi Corp. of Japan reducing its stake in Ayala as part of its portfolio rebalancing and not on business concerns.

OUTLOOK

Wasatch is increasingly optimistic regarding the outlook for frontier and emerging small countries where we see improving macro conditions after a multi-year period of difficult adjustments. The major externalities that had been overwhelming many of these markets such as the strong U.S. dollar, weakening commodity prices and external imbalances have largely turned neutral to positive. Many frontier and emerging small countries have been addressing structural issues, which has created a more stable and positive growth outlook. What’s more, domestic demand seems to have troughed and many economies appear poised for a continued cyclical recovery. Most importantly, we have seen significant improvement in the outlook for our portfolio companies and we are starting to see a rebound in earnings growth. Accelerating growth, reasonable valuations and low correlations with more developed global markets continue to give us confidence in the Fund’s holdings.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

12

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries (WAFMX) — Investor	8.00%	18.80%	1.23%	7.05%
Frontier Emerging Small Countries (WIFMX) — Institutional	8.33%	19.12%	1.37%	7.17%
MSCI Frontier Emerging Markets Index	6.72%	19.93%	3.42%	5.92%
MSCI Frontier Markets Index	10.99%	27.26%	8.64%	9.80%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.36%, Net: 2.18% / Institutional Class —Gross: 2.07%, Net: 1.98%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
FPT Corp. (Vietnam)	4.3%
NMC Health plc (United Arab Emirates)	4.3%
Aramex PJSC (United Arab Emirates)	4.3%
Grupo Financiero Galicia S.A. ADR (Argentina)	4.1%
Philippine Seven Corp. (Philippines)	3.7%

Company	% of Net Assets
Grupo Supervielle S.A. ADR (Argentina)	3.7%
Vietnam Dairy Products JSC (Vietnam)	3.5%
Naspers Ltd., Class N (South Africa)	3.4%
Bolsas y Mercados Argentinos S.A. (Argentina)	3.2%
Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	3.0%

**As	of March 31, 2018, there were 48 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float-adjusted market capitalization indexes designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indexes.

13

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Ajay Krishnan.

JB Taylor Lead Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager	OVERVIEW Buoyed by continued synchronous global economic expansion, the Wasatch Global Opportunities Fund — Investor Class returned 5.99% for the quarter ended March 31, 2018, outperforming the benchmark MSCI ACWI (All Country World Index) Small Cap Index, which declined -0.47%.

Passage by Congress of the tax-reform bill in December was a plus for U.S. stocks, as it was widely perceived that the significant reduction in the U.S. corporate tax rate would free up capital that companies could deploy to reinvest in their businesses, buy back stock, increase employee wages or pay higher dividends. Given our investments in profitable companies, we believe the Fund is well-positioned relative to tax reform.

Despite continued good economic news, volatility returned to the financial markets in the first three months of 2018. While January was relatively uneventful, investors grew concerned with the length of the current bull market in stocks and the prospect of rising inflation. February saw the U.S. market shed more than 10% of its peak January value before partially recovering. In March, a rate hike by the Federal Reserve and worries that tariffs proposed by the U.S. government would result in a trade war triggered a steep selloff in the equity markets.

DETAILS OF THE QUARTER

Health care and information technology were the Fund’s top-contributing sectors for the first quarter, driven mainly by stock selection but also helped by being significantly overweight versus the benchmark. Among the sectors in which the Fund was invested, financials ceded the most ground to the benchmark.

The Fund benefited from investments in developed countries, led by outstanding contributions from the United States and Japan. Korea was the top-contributing emerging market, primarily due to the outsized return of one holding. India and Brazil were the countries that detracted the most from Fund’s performance. Following a particularly strong run in 2017, our investments in India produced mixed results over the past few months. Although India’s market was weak in the quarter, we believe the country’s economy is strong, and that given time, the reforms introduced by the Modi government will prove to be positive. We also see our holdings in India as having strong growth prospects, and we remain confident in their potential to benefit the Fund over the long term.

Medytox, Inc., a Korean manufacturer of injectable neurotoxins for cosmetic applications and the treatment of muscular disorders, was the leading contributor to the Fund’s first-quarter performance. Medytox shares rose during the quarter following reports that a competitor had encountered regulatory difficulties with the U.S. Food and Drug Administration. Already a leader in its industry, Medytox appears well-positioned in our view for further gains to the extent that stringent enforcement of quality standards weeds out weaker competitors.

Second-best contributor Nihon M&A Center, Inc. specializes in facilitating the purchase and sale of businesses. This Japanese company has been benefiting from a wave of consolidations affecting several industries throughout Japan, including the pharmaceutical industry, where the Fund also has investments. Nihon M&A has been successful matching small companies with potential buyers, which are usually larger companies seeking to expand.

India’s Somany Ceramics Ltd. manufactures ceramic and vitrified tiles used on walls and floors. We believe the company stands to benefit from the growth of India’s middle class, but Somany Ceramics was the Fund’s largest detractor during the quarter as India’s equity markets gave back some of the gains achieved last year.

Another significant detractor was EcoRodovias Infraestrutura e Logistica S.A., the second-largest toll-road operator in Brazil. The road network in Brazil is over-crowded and under-developed as is typical for emerging markets. The toll-road industry in Brazil appears solid, with rational competition, more projects coming up for bid and a recovering economy. In February, EcoRodovias agreed to buy Concessionaria de Rodovias Minas Gerais Goias (MGO), which manages a 271-mile highway in the Brazilian states of Goias and Minas Gerais, pending approval of regulators.

OUTLOOK

Five members of our investment team recently returned from a two-week trip to Japan, where they met with management teams from about 80 different companies. They came away with a lot of new ideas that the team will continue to research for possible inclusion in the Fund. Both their discussions with the companies they visited, and our observations of Japan generally, confirmed our view that wage growth, the tight employment market, economic improvement, corporate-governance reforms, and increased reinvestment in businesses are all continuing to add to the health of Japan’s economy. In addition, we see a wealth of high-quality companies and believe it’s still possible to find and exploit inefficiencies in the Japanese market.

While it wouldn’t surprise us if 2018 continues to be a volatile year for the U.S. markets, our long-term outlook hasn’t changed given that both company and economic fundamentals continue to be positive. As always, we’ll stay focused on pursuing our investment discipline to find growing companies that we believe have the potential to contribute to the long-term success of the Fund.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

14

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities (WAGOX) — Investor	14.84%	30.46%	10.66%	17.87%
Global Opportunities (WIGOX) — Institutional	14.84%	30.85%	10.72%	17.91%
MSCI ACWI Small Cap Index	5.17%	16.21%	10.20%	15.39%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.59% / Institutional Class — Gross: 1.93%, Net: 1.36%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Medytox, Inc. (Korea)	3.4%
Copart, Inc.	2.5%
HealthEquity, Inc.	2.5%
Metro Bank plc (United Kingdom)	2.4%
MakeMyTrip Ltd. (India)	2.2%
Ollie’s Bargain Outlet Holdings, Inc.	2.2%

Company	% of Net Assets
Knight-Swift Transportation Holdings, Inc.	2.1%
Trex Co., Inc.	2.1%
Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	2.0%
HubSpot, Inc.	1.9%

**	As of March 31, 2018, there were 79 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ‡Inception: November 17, 2008. The MSCI ACWI (All Country World Index) Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed and emerging markets. You cannot invest directly in this or any index.

15

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion —On October 31, 2017, the Fund changed its name from the Wasatch Large Cap Value Fund and its primary benchmark from the Russell 1000 Value Index.

The Wasatch Global Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Global Value Fund —Investor Class declined -1.64%, lagging its benchmark, the MSCI ACWI (All Country World Index), which fell -0.96% in the first quarter of 2018.

U.S. equities declined -0.76% in the first quarter of 2018 as measured by the S&P 500® Index, while international equities as gauged by the MSCI EAFE Index declined -1.53%. February saw stock prices dive on concerns over the prospect of higher inflation and worries that central banks across the globe would accelerate the withdrawal of monetary support. After regaining much of the lost ground, stocks wavered again in March on speculation that the U.S. government’s proposed tariffs on Chinese imports would lead to a global trade war.

Continuing the trend that was in place throughout 2017, stocks that typically do well in times of economic growth, including information technology and financial stocks, led the benchmark’s performance in the quarter. Conversely, more defensive, value-oriented stocks generally lagged. To illustrate the growth versus value split, consider that the MSCI ACWI Growth Index gained 0.67% while the MSCI ACWI Value Index lost -2.62%.

DETAILS OF THE QUARTER

Our efforts to position the Fund more defensively, given what we see as an economy in the latter stages of the business cycle, hindered performance in the first quarter. The Fund’s performance relative to its benchmark was constrained by our investments in the consumer-staples, consumer-discretionary, energy and financials sectors. Conversely, stock selection within the materials, utilities and industrials sectors aided relative performance. The Fund’s U.S. holdings, about half of the portfolio, were down for the quarter, while our international holdings finished slightly positive. We continue to believe that our defensive-minded, globally diversified approach will be beneficial when late-cycle dynamics begin to take hold.

The Fund’s top contributor for the quarter was Ireland-based Smurfit Kappa Group plc, Europe’s largest corrugated-box manufacturer. The company’s share price moved higher on a buyout offer from U.S. rival International Paper.* We took advantage of the stock’s upward movement and sold our position.

Technology company Cisco Systems, Inc. was the second-best contributor to performance. In 2017, Cisco’s revenues decreased as the company underwent an investment cycle. During the first quarter, management reported strong results that showed an increase in revenues and raised guidance for the upcoming quarter. Notably, Cisco has seen an increase in recurring revenue as it moves from selling hardware and networking services to a subscription-based business model. In addition, the company expects to benefit from tax reform, and plans to deploy a significant portion of its $67 billion in cash holdings in the form of a share-buyback program.

The largest detractor from first-quarter performance was Wells Fargo & Co., as the bank’s revenue and net interest margin results disappointed investors. In addition, Wells Fargo received a consent order in February from the Federal Reserve capping the growth of its balance sheet until certain issues around corporate governance and risk management have been addressed. We view Wells Fargo’s regulatory issues as fully reflected in the stock price at current levels, and believe the bank is well-positioned to return to a growth trajectory once the dust settles a few quarters out. We trimmed the position modestly during the quarter, principally as part of a larger effort to reduce the Fund’s overweight position in financials.

Second-largest detractor drugstore giant CVS Health Corp. reported strong results for the fourth quarter of 2017, but management lowered 2018 guidance citing plans to increase investment. Investors have also become concerned regarding the pricing environment for the company’s pharmacy benefit management business. In addition, CVS announced its intention to acquire insurer Aetna.* Uncertainty around the approval, timing and terms of the deal weighed on the stock. We maintained the position. We view CVS stock as trading at a significantly discounted valuation given the company’s cash flow, stability of earnings and balance sheet.

OUTLOOK

In the United States, the current bull market has already spanned nine years. We have been saying for some time that the market cycle is considerably closer to its end than to its beginning. While sentiment in the first half of 2018 may continue to reflect the benefit of tax reform to corporate earnings, at some point we expect investors to begin to look ahead and discount the difficulty companies face of maintaining present levels of earnings growth. This is especially the case given the ongoing withdrawal of stimulus by central banks globally. Moreover, uncertainty around the potential ripple effects of U.S. tariffs directed at China may act as an additional headwind to confidence in global equities.

One thing is clear from the quarter just ended — the era of low volatility is likely over. Investors have been focusing their purchases on an increasingly narrow list of stocks, indicative of waning conviction regarding the market’s remaining upside. We continue to believe global large-cap value stocks are better positioned to weather late-cycle dynamics than their growth and momentum counterparts. The Fund remains tilted toward higher-quality companies within the large-cap value universe, as gauged by lower market sensitivity, lower valuations, higher cash flows, higher dividends and stronger balance sheets.

Thank you for the opportunity to manage your assets.

*	As of March 31, 2018, the Wasatch Global Value Fund was not invested in International Paper Co. or Aetna, Inc.

Current and future holdings are subject to risk.

16

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Global Value (FMIEX) — Investor	1.38%	6.09%	8.20%	5.81%
Global Value (WILCX) — Institutional	1.46%	6.36%	8.35%	5.89%
MSCI ACWI	4.71%	14.85%	9.20%	5.57%
Russell 1000® Value Index	2.34%	6.95%	10.78%	7.78%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Value Fund are Investor Class — Gross: 1.19%, Net: 1.10% / Institutional Class — Gross: 2.31%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Loss of principal is a risk of investing.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Pfizer, Inc.	4.8%
Exelon Corp.	4.7%
Cisco Systems, Inc.	4.2%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	4.1%
China Mobile Ltd. (China)	4.0%

Company	% of Net Assets
Novartis AG (Switzerland)	3.9%
Oracle Corp.	3.9%
CVS Health Corp.	3.9%
Nordea Bank AB (Sweden)	3.6%
Wells Fargo & Co.	3.5%

**	As of March 31, 2018, there were 33 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) captures large and mid cap representation across 23 developed-market and 24 emerging-market countries. With 2,499 constituents, the Index covers approximately 85% of the global investable equity opportunity set. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indexes.

17

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Ken Applegate and Linda Lasater.

Roger Edgley, CFA Lead Portfolio Manager	Ken Applegate, CFA Portfolio Manager	Linda Lasater, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund — Investor Class gained 4.76% in the first quarter of 2018, outperforming the -0.35% loss of the MSCI ACWI (All Country World Index) ex USA Small Cap Index.

Volatility returned following an extremely strong year for global equity markets in 2017. While markets have been choppy and some uncertainty has surfaced, our outlook is still upbeat given the investment opportunities we have been seeing.

From an international developed markets perspective we are especially positive on Japan. In continental Europe we are encouraged by the stabilization, and in many cases, expansion in business activity. In the United Kingdom, Brexit negotiations cloud the future and the outlook for the domestic economy remains uncertain.

DETAILS OF THE QUARTER

Japan is the largest country weighting in the Fund at approximately 24.7%, and we are overweight versus the benchmark. In the first quarter, our Japanese holdings gained over 16%, significantly outperforming their benchmark counterparts, which returned just 2.1%.

During the quarter, five members of our investment team spent two weeks visiting more than 80 companies throughout Japan. When preparing for this trip, the pool of potential investments that passed our preliminary hurdle was double the number we have seen in the past. Factors like improved corporate governance and an increase in investing activity has been leading to higher returns on equity and increased earnings growth for Japanese companies. We also have seen a wave of younger and more dynamic CEOs stepping up to lead Japan’s companies of the future. We look for CEOs who understand Japan’s economic landscape but bring a different perspective, perhaps having worked or been educated abroad.

One of the headwinds Japan faces is that of an aging population. Nihon M&A Center, Inc., the Fund’s top contributor for the first quarter, addresses the problem of baby boomers retiring and looking to sell their small businesses by connecting them with potential buyers. Nihon’s management has also enhanced the company’s market position by hosting informational seminars for sellers, and by building relationships with banks, accounting firms and other lead-generating sources.

The labor shortage in Japan came up in conversation at nearly every meeting we had there. The most recent jobs-to-applicant ratio rose to 1.59 and unemployment is at a 25-year low. We have invested in companies that help employers find qualified job applicants. For example, the Fund’s second-best contributor, SMS Co. Ltd., provides recruitment services and software for the health-care market.

Among the Fund’s largest detractors during the quarter was Seria Co. Ltd., operator of a chain of 100-yen stores (essentially dollar stores) in Japan. The company had some issues with its computerized inventory system, which partially contributed to a decrease in sales and an increase in costs in order to remedy the situation. We spent time with Seria’s president who was disappointed and embarrassed that this issue had occurred. We believe Seria is a high-quality company with strong fundamentals and we continue to hold the stock.

Canadian Western Bank, a regional bank in Western Canada with loans focused on the mid-market commercial segment, was a significant detractor from Fund performance. We have no fundamental issues to report. We believe the stock was dragged down by weakness in Canadian energy stocks.

We remain upbeat about the investment opportunities in emerging markets. Emerging markets have continued to produce strong results based on optimism over growth and returning investment. We like the strength we have been seeing as companies have been producing the earnings growth we expect. India was an underperforming market during the quarter, but the fundamentals of the companies we own remain positive and we used this as an opportunity to increase positions in select holdings.

OUTLOOK

The backdrop for international small-cap equities remains constructive. We have seen an increase in valuations but also a recovery in European corporate earnings. Europe is in the early stages of an economic expansion with companies beginning to invest in their businesses again following a long period of underinvestment. While there are factors that could derail this expansion, we currently see strong corporate activity and expect earnings growth to drive stock prices going forward.

Japan’s small-cap market, one of the most vibrant to be found anywhere in the world, continues to provide a deep pool of interesting small-cap companies that fit our high-quality, long-duration growth profile. Despite being one of the largest developed economies in the world, Japan’s market is still inefficient and misunderstood by many investors, which provides opportunities for us to use our expertise and on-the-ground research to find companies with outstanding investment potential.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

18

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Growth (WAIGX) — Investor	9.46%	27.11%	8.92%	8.98%
International Growth (WIIGX) — Institutional	9.51%	27.23%	8.97%	9.00%
MSCI ACWI ex USA Small Cap Index	6.19%	20.60%	8.57%	5.51%
MSCI World ex USA Small Cap Index	5.29%	21.16%	9.71%	5.81%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.46% / Institutional Class — Gross: 1.37%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Abcam plc (United Kingdom)	2.6%
Vitasoy International Holdings Ltd. (China)	2.5%
Cochlear Ltd. (Australia)	2.1%
SMS Co. Ltd. (Japan)	2.0%
Ipsen S.A. (France)	1.9%

Company	% of Net Assets
Rotork plc (United Kingdom)	1.8%
Metro Bank plc (United Kingdom)	1.7%
Nihon M&A Center, Inc. (Japan)	1.7%
Asahi Intecc Co. Ltd. (Japan)	1.7%
MISUMI Group, Inc. (Japan)	1.6%

**	As of March 31, 2018, there were 94 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indexes.

19

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Jared Whatcott, Linda Lasater and Allison He.

Jared Whatcott, CFA Portfolio Manager	Linda Lasater, CFA Portfolio Manager	Allison He, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Opportunities Fund —  Investor Class gained 1.72% for the first calendar quarter of 2018, outperforming the benchmark MSCI ACWI (All Country World Index) ex USA Small Cap Index, which was down -0.35%.

Global equity markets largely continued their upward trend as 2018 kicked off, but at the beginning of February volatility abruptly returned. Stocks fell sharply then promptly recovered with the support of strong macroeconomic data and optimism around the effects of corporate tax cuts in the U.S. Toward the end of the quarter, global financial markets reacted negatively to tariffs proposed by the White House. But as fears of a resulting trade war subsided, markets once again rebounded on hopes of a negotiated resolution.

DETAILS OF THE QUARTER

Like it was for all of 2017, Japan was the Fund’s top contributor to performance versus the Index for the first quarter of 2018. Japan is the largest country weighting in the Fund because we have been finding exciting companies that meet our criteria for quality and growth. The Fund’s performance in Japan was led by internet software star SMS Co. Ltd., a provider of recruitment services and software for the health-care market.

Given the amount of ongoing structural change in the country, our team thought it worth our time to travel to Japan again during the quarter to meet with management teams and get an on-the-ground feel for the macro environment in which our companies operate. In two weeks, our team met with the executives of dozens of micro-cap companies, including some new ones we had not met before. While our visit led to a few adjustments within the Fund, we are generally pretty optimistic about our current Japanese holdings and the opportunities they represent.

Thanks to Qualitas Controladora S.A.B. de C.V., the leading auto insurer in the country, Mexico was a strong contributor to the Fund’s results versus the Index. The Fund also outperformed the Index in Taiwan aided by an outsized return from TCI Co. Ltd., which sells high-end consumer goods wholesale to direct marketing firms in China.

The United Kingdom detracted from the Fund’s performance versus the Index for the three-month period primarily due to Horizon Discovery Group plc, a supplier of products to the research, biopharma and diagnostics segments of the life sciences tools and services industry. Horizon’s CEO announced his departure during the quarter, catching investors by surprise. Despite this unexpected announcement, we believe the company has significant headroom for growth given the trend toward personalized medicine.

The second-largest detractor was BWX Ltd., an Australia-based skin care products company that is a fairly recent addition to the Fund. The company reported disappointing results in the quarter leading some analysts to question its acquisition strategy. In our view, BWX is still seeing strong global demand for its natural products and should benefit from global consumption trends if the company can successfully execute its increasingly global strategy.

In Germany, the stock of industrial automation system manufacturer Isra Vision AG was weak over the three-month period, despite the company’s track record of steady growth across a number of industrial end markets. We remain confident in the company’s growth potential.

OUTLOOK

We believe the Fund is well-positioned across global markets. While returns of our Japanese stocks drove a good portion of the Fund’s return over the last year, we are also optimistic about opportunities we see in other countries.

We recently increased our exposure to South Korea, for example, after members of our team traveled to the country for research. Not only have we been seeing a growing number of interesting Korean micro-cap companies appearing in our discovery process, but we see a steady economic backdrop driven by healthy global demand and a domestic market buoyed by continuing fiscal and monetary support.

India is another country that we believe offers significant long-term potential for us as micro-cap investors. India remains a substantial weight in the Fund, and we are content with that exposure given the opportunities we have been seeing at the company level and initiatives, like the goods-and-services tax, that are being undertaken by the government.

While a number of political or economic events (such as tighter global monetary policy) could increase volatility in the world’s equity markets, we believe current conditions, including healthy global growth and accommodative monetary policy, generally seem supportive. In managing the Fund, we do our best to mitigate unforeseen risks through broad country diversification and by using in-depth research to find what we believe are the highest-quality micro-cap companies wherever they may be in the world.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

20

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Opportunities (WAIOX) — Investor	9.22%	21.08%	10.36%	9.14%
International Opportunities (WIIOX) — Institutional	9.14%	21.26%	10.54%	9.23%
MSCI ACWI ex USA Small Cap Index	6.19%	20.60%	8.57%	5.51%
MSCI World ex USA Small Cap Index	5.29%	21.16%	9.71%	5.81%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 2.24% / Institutional Class — Gross: 2.04%, Net: 1.96%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Philippine Seven Corp. (Philippines)	2.3%
SMS Co. Ltd. (Japan)	2.2%
M&A Capital Partners Co. Ltd. (Japan)	2.0%
Open Door, Inc. (Japan)	1.8%
Webjet Ltd. (Australia)	1.8%
Hypoport AG (Germany)	1.7%

Company	% of Net Assets
7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	1.7%
Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	1.6%
Pro Medicus Ltd. (Australia)	1.6%
Qualitas Controladora S.A.B. de C.V. (Mexico)	1.6%

**	As of March 31, 2018, there were 112 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indexes.

21

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Long/Short Fund —Investor Class declined -4.61%, lagging its benchmark, the S&P 500 Index, which fell -0.76% in the first quarter of 2018.

In 2018’s first quarter, market volatility reemerged in rather dramatic fashion. After a relatively uneventful January, U.S. stocks sold off sharply in February. Robust employment and wage growth, rising bond yields and recently enacted tax cuts caused investors to worry about higher inflation and whether Federal Reserve (Fed) officials would act more aggressively to slow economic growth. After February’s swoon, stocks partially recovered, only to fall again in the second half of March on somewhat softer economic indicators, turmoil in the tech world and fears of a trade war with China after the U.S. government proposed tariffs on steel and aluminum and specific Chinese products.

DETAILS OF THE QUARTER

Over the course of the past 12 months, we have reduced the Fund’s short positions by about half. Nevertheless, the Fund’s shorts detracted significantly from results versus the benchmark in the first quarter of 2018. On the long side of the Fund’s portfolio, the financials, information-technology and consumer-staples sectors detracted the most from the Fund’s performance relative to the Index. The Fund’s holdings in the energy sector contributed the most to relative performance led by Anadarko Petroleum Corp.

A position in information-technology company Cisco Systems, Inc. was also a top contributor. In 2017, Cisco’s revenues decreased as the company underwent an investment cycle. During the first quarter, management reported strong results that showed an increase in revenues and raised guidance for the upcoming quarter. Notably, Cisco has seen an increase in recurring revenue as it moves from selling hardware and networking services to a subscription-based business model. In addition, the company expects to be a prime beneficiary of tax reform, and plans to deploy a significant portion of its $67 billion in cash holdings in the form of a share-buyback program.

On the downside, shares of Wells Fargo & Co. suffered in the quarter as the bank reported revenue and net interest margin results that disappointed investors. In addition, Wells Fargo received a consent order in February from the Federal Reserve capping the growth of its balance sheet until certain issues around corporate governance and risk management have been addressed. We view Wells Fargo’s regulatory issues as fully reflected in the stock price at current levels, and believe the bank is well-positioned to return to a growth trajectory once the dust settles a few quarters out.

Within the consumer-staples sector, a notable laggard was drugstore giant CVS Health Corp., which reported strong results for the fourth quarter of 2017 but lowered its 2018 guidance, citing plans to increase investment. More broadly, sentiment with respect to CVS has been dampened in recent quarters by concerns over the pricing environment for its pharmacy benefit management business. In addition, CVS announced its intention to acquire insurer Aetna,* and uncertainty around the approval, timing and terms of the deal weighed on the stock.

PROPOSED REORGANIZATION OF THE LONG/SHORT FUND

At a meeting held on November 7 - 8, 2017, the Board of Trustees of Wasatch Funds Trust approved the merger of the Wasatch Long/Short Fund with and into the Wasatch Global Value Fund. The merger is subject to the approval of shareholders of the Long/Short Fund. The Board of Trustees of the Trust also called for a special meeting of the shareholders of the Long/Short Fund to vote on the reorganization. The meeting will be held later this year, and, if approved, it is anticipated that the reorganization will be consummated approximately one month after the meeting.

As part of its ongoing review of the products it offers, Wasatch Advisors, Inc. (the “Advisor”), the investment advisor to the Long/Short Fund and the Global Value Fund, proposed the reorganization given the limited future growth prospects of the Long/Short Fund, its relative poor performance and the economic infeasibility of the Long/Short Fund over the long term in light of the costs associated with its continued operation and its likely inability to attract assets in the foreseeable future. Although the investment objectives and strategies are very different between the Long/Short Fund and the Global Value Fund, the Advisor proposed the reorganization with the Global Value Fund due, in part, to the similar valuation process used by the Advisor to evaluate potential investments for the Funds despite the differing investment strategies; the overlap of portfolio holdings between the Funds; the relative performance of the Global Value Fund compared to the Long/Short Fund; the lower contractual management fee and estimated lower gross and net expense ratio (before and after fee waivers) of the combined fund for both share classes; the lower contractual expense cap of the Global Value Fund; and the anticipated federal income tax-free nature of the reorganization compared to a taxable event for shareholders if the Long/Short Fund was liquidated.

Additional summary information regarding the reorganization is available on the Wasatch Funds website at www.WasatchFunds.com. Detailed information about the proposed reorganization will be provided in the proxy solicitation materials that will be mailed to record shareholders at a later date.

*	As of March 31, 2018, the Wasatch Long/Short Fund was not invested in Aetna, Inc.

Current and future holdings are subject to risk.

22

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Long/Short (FMLSX) — Investor	-1.27%	-4.46%	-0.31%	3.20%
Long/Short (WILSX) — Institutional	-1.03%	-4.06%	-0.07%	3.32%
S&P 500® Index	5.84%	13.99%	13.31%	9.49%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.63%	1.07%	0.31%	0.31%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are — Investor Class: 2.31% / Institutional Class — Gross: 2.15%, Net: 2.03%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. Expenses include dividend expense on short sales and interest expense. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 12/13/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 12/13/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

The Fund makes short sales of securities, which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Exelon Corp.	6.1%
Pfizer, Inc.	5.7%
Cisco Systems, Inc.	5.5%
Johnson & Johnson	4.7%
Citigroup, Inc.	4.7%

Company	% of Net Assets
Novartis AG ADR (Switzerland)	4.5%
Wells Fargo & Co.	4.0%
Oracle Corp.	3.9%
Blackstone Group L.P. (The)	3.7%
Suncor Energy, Inc. (Canada)	3.6%

**	As of March 31, 2018, there were 30 long and 10 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indexes.

23

WASATCH MICRO CAP FUND (WMICX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel and Dan Chace.

Ken Korngiebel, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	OVERVIEW The Wasatch Micro Cap Fund gained 5.37% in what was a volatile first quarter for U.S. equities. The Fund surpassed its benchmark, the Russell Microcap Index, during the first three months of 2018. The Index finished the quarter up 0.68%, as it gave back most of its earlier gains.

Following a strong start to the year for both the economy and the stock market, inflation concerns and rising interest rates derailed the early advance in equities. Later, political uncertainty and fears of a trade war between the U.S. and China also impacted the financial markets. Economic data, which had initially been coming in stronger than expected, began to weaken as the quarter continued. As of March 29th, the Federal Reserve Bank of Atlanta’s GDPNow model forecasted U.S. gross domestic product (GDP) growth for the first-quarter of 2018 of just 2.4% — down from an earlier estimate of 5.4% on February 1st.

Fading confidence in the near-term economic outlook dashed expectations of a surge in late-cycle value stocks. Instead, growth outperformed value across the market-cap spectrum. The uncertain environment favored our bottom-up investment approach, which seeks quality companies as evidenced by strong earnings growth, sustainable competitive advantages and experienced management teams.

DETAILS OF THE QUARTER

Information technology (IT), health care and consumer discretionary were our greatest sources of outperformance relative to the benchmark. Mainstays of traditional growth portfolios, these areas have been abundant sources of the types of companies in which we seek to invest. In IT and health care especially, we believe the Fund’s outperformance of its benchmark during the quarter reflected our extensive research, deep due diligence and expertise in navigating these more analytically complex sectors of the market. The Fund’s holdings in the consumer staples and financials sectors weighed on performance relative to the benchmark.

Top contributors to the Fund’s performance for the quarter included a number of recently added holdings. Among these were Cambium Learning Group, Inc., Tabula Rasa HealthCare, Inc. and Rapid7, Inc. Cambium’s entry into the Fund during the first quarter of 2018 came as a result of our quantitative screening process. A little-known company with no Wall Street following, Cambium in our view is a classic Wasatch micro cap. The company provides educational products that include textbooks and digital solutions for schools. As Cambium’s online and other digital offerings perform at higher rates of profitability than its legacy print solutions, the top-line growth and mix change has evolved the company’s business model and expanded its margins and cash flow.

Tabula Rasa, a developer of health-care software, was first purchased in the Fund during the third quarter of 2017. The company’s product offerings include its Medication Risk MitigationTM platform, which directly addresses the rising epidemic of accidental opioid overdoses. Tabula Rasa’s stock price has climbed amid growing awareness of the risks associated with adverse drug events and the benefits that can be achieved through targeted, personalized and effective treatment regimens.

Rapid7, a cybersecurity firm, develops analytics software for security and IT operations. Revenues in Rapid7’s most-recent quarter came in slightly ahead of expectations, driven by the company’s shift to a subscription-based business model and increased demand for its products.

With interest rates on the rise during the first quarter, rate-sensitive issues performed poorly. Significant detractors in the Fund included a pair of stocks tied to residential construction — Installed Building Products, Inc. (IBP) and LGI Homes, Inc. Investors’ worries that higher mortgage rates would make houses less affordable for potential buyers weighed on the shares of both companies. We significantly reduced the Fund’s position in IBP on concerns about the stock’s valuation. We also had taken profits in LGI, which reduced the impact on the Fund of the stock’s subsequent pullback.

Rising interest rates also hurt industrial stocks, even as softer-than-expected economic numbers reduced the appeal of cyclicals in general. Kornit Digital Ltd., an Israeli producer of textile-printing machinery, saw its stock price decline amid start-up delays at a new facility of its largest customer. We think those holdups have been resolved and expect the affected Kornit units to ship over the next several months.

OUTLOOK

As the effects of the Tax Cuts and Jobs Act of 2017 began rippling through the U.S. economy, the first quarter of 2018 provided an early glimpse of what we might expect going forward. A common starting point in most a priori analyses was the assumption that lower corporate income-tax expenditures and higher repatriation rates of overseas earnings would increase the amount of cash available to large U.S. companies. The first quarter gave us reason to believe that a good chunk of those excess funds will be directed toward acquisitions of smaller competitors.

Balanced against the positive aspects of tax reform is the risk that a policy mistake by the Federal Reserve may require interest rates to rise faster than expected. In that scenario, we would anticipate interest-rate-sensitive sectors such as industrials and materials to underperform.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

24

WASATCH MICRO CAP FUND (WMICX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap	12.70%	33.65%	14.79%	10.19%
Russell Microcap® Index	2.49%	13.50%	11.76%	9.19%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 1.67%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
V-Mart Retail Ltd. (India)	2.5%
Superior Uniform Group, Inc.	2.3%
Tabula Rasa HealthCare, Inc.	1.9%
Cambium Learning Group, Inc.	1.9%
Freshpet, Inc.	1.8%

Company	% of Net Assets
Ollie’s Bargain Outlet Holdings, Inc.	1.6%
People’s Utah Bancorp	1.6%
UT Group Co. Ltd. (Japan)	1.6%
USA Technologies, Inc.	1.5%
Altra Industrial Motion Corp.	1.5%

**	As of March 31, 2018, there were 90 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

25

WASATCH MICRO CAP VALUE FUND (WAMVX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Value Fund lost -1.75% in what was a mixed first quarter of the year for micro-cap stocks. The Fund underperformed its benchmark, the Russell Microcap Index, which rose 0.68%.

Initial expectations for a pickup in U.S. gross domestic product (GDP) faded during the first quarter, as a string of softer-than-anticipated economic data forced economists to revise forecasts downward. Official advance estimates to be released in April are expected to show that real first-quarter growth in U.S. GDP fell short of the 2.9% pace observed during the fourth quarter of 2017.

The somewhat weaker economic environment confounded expectations for stocks of value companies to shine in 2018 after having lagged growth stocks during the previous year. Instead, growth stocks continued to outperform value across the full range of market capitalizations. The Fund’s value mandate did not mesh well with the strongly growth-oriented environment — especially during January, when investors displayed a remarkable appetite for risk.

DETAILS OF THE QUARTER

Biotechnology stocks — considered among the riskiest of all — posted healthy gains for the first quarter. While the strong biotechnology group helped the benchmark, biotech companies often fail to meet our investment criteria, and the Fund’s biotechnology holdings typically have been minimal. Our underweight position in biotechnology was the primary reason the Fund underperformed its benchmark, as underexposure to this top-performing industry group was a headwind to performance.

Although the Fund’s international component lagged our U.S. micro caps overall, the top contributor to performance for the quarter is based in China. Yihai International Holding Ltd. manufactures and sells hot-pot soup flavorings, hot-pot dipping sauces and Chinese-style condiments under the Haidilao brand name. The company offers its products domestically and exports them to 14 countries in North America, Europe and Asia. Yihai has been benefiting from the growing popularity of hot-pot cooking and dining out. Because consumer trends can be fickle, however, we trimmed the size of this position to maintain our desired weighting in the Fund.

Second-best contributor BofI Holding, Inc., the holding company for BofI Federal Bank, operates under the name “Bank of Internet USA.” The company’s online-only business model provides a significant cost advantage over brick-and-mortar competitors. BofI’s share price surged in late January after a major personal-finance website listed the bank at the top of its “Best Checking Accounts in 2018” list. BofI also has gained visibility as the exclusive provider of H&R Block’s no-fee, interest-free refund-anticipation loans.

The greatest detractor from first-quarter performance was Atlas Financial Holdings, Inc. The company underwrites insurance policies for commercial automobiles in the U.S. Shares of Atlas tumbled in March after the company announced it had been forced to take an accounting charge because reserves had been inadequate to cover remaining claims from 2015 and prior years. Though disappointing, these developments at Atlas represent a temporary setback in our view. Management said the company had revamped its claims models and indicated that results for more-recent years were coming in as expected.

ZAGG, Inc. was the second-largest detractor. The company makes screen protectors, portable power chargers, battery cases and other accessories for mobile devices. ZAGG saw its stock price decline sharply after earnings fell short of expectations in the company’s most-recently reported quarter. Management said ZAGG had been required to record a $12.4 million non-cash charge stemming from the remeasurement of deferred tax assets and the tax on mandatory deemed repatriation of foreign earnings. The surprise retirement of the company’s CEO also appeared to weigh on the stock. We believe ZAGG’s business fundamentals remain positive and increased the Fund’s position.

OUTLOOK

Home to over 5,000 energy-related companies generating about 40% of U.S. petrochemical capacity, Houston, Texas is known as the “Energy Capital of the World.” We traveled there recently and found that the energy business is doing pretty well.

Strong global growth and rising demand have kept oil prices on firm footing so far in 2018. After plummeting below $30 per barrel in 2016 and having languished below $60 since 2015, crude oil prices have held above the key $60 level for most of the first quarter. According to recent estimates from the International Energy Agency, global demand for crude in 2018 is expected to rise by 1.5 million barrels per day.

Investors haven’t seemed to notice. Energy was one of the worst-performing sectors of the Russell Microcap Index during the first quarter. On our metrics, stock valuations for energy companies have currently fallen to what we consider attractive levels.

Our research indicates that continued negativity may be unwarranted. For the first time in years, energy companies appear to be gaining the upper hand in terms of pricing power. Margins are improving, and in our view brighter days for the energy sector — if they have not already arrived —  may be right around the corner. In terms of downside risk, we think most of the companies we visited in Houston can remain profitable with oil as low as $50 per barrel.

As far as equities as a whole are concerned, we count possible inflationary surprises and the potential for a full-blown trade war among the greatest risks to the market. Historically, either of these developments has posed a significant headwind for even the best-managed, highest-quality companies.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

26

WASATCH MICRO CAP VALUE FUND (WAMVX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value	4.57%	18.92%	13.53%	11.33%
Russell Microcap® Index	2.49%	13.50%	11.76%	9.19%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 1.84%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Esquire Financial Holdings, Inc.	1.6%
Patrick Industries, Inc.	1.6%
Select Interior Concepts, Inc.	1.6%
BofI Holding, Inc.	1.6%
USA Technologies, Inc.	1.5%

Company	% of Net Assets
Hackett Group, Inc. (The)	1.4%
Wabash National Corp.	1.4%
SmartFinancial, Inc.	1.4%
Napco Security Technologies, Inc.	1.3%
Nexus AG (Germany)	1.3%

**	As of March 31, 2018, there were 106 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

27

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager	Ryan Snow Portfolio Manager

OVERVIEW

During a quarter in which U.S. stock markets turned volatile for the first time in many months, the Wasatch Small Cap Growth Fund — Investor Class gained 7.86% compared to a 2.30% return for its primary benchmark, the Russell 2000 Growth Index.

U.S. stocks sold off sharply in February. Robust employment and wage growth combined with rising bond yields and recently enacted tax cuts caused investors to become concerned over the threat of higher inflation and additional interest-rate hikes. After February’s swoon, stocks partially recovered, only to fall again in the second half of March on somewhat softer economic indicators, turmoil in the tech world and fears that the U.S. government’s proposed tariffs would spark a trade war.

In our view, the Fund’s outperformance in these choppier markets underscores its bias toward high-quality companies, as evidenced by strong earnings growth, sustainable competitive advantages and experienced management teams. In times of market stress, we generally expect investors to prefer sounder companies.

DETAILS OF THE QUARTER

The primary adjustment we’ve made to the Fund over recent months has been to put an even finer point on quality. One way we’ve done that is by trimming positions where we’ve become less confident in management’s ability to deliver growth, either because an industry’s competitive dynamics have shifted or because of one or more factors specific to the individual companies.

The Fund’s outperformance of the Index was driven by stock selection, which was especially beneficial in the health-care, information-technology and industrials sectors. Consumer stocks declined in the quarter, but, our stocks in the consumer-discretionary and consumer-staples sectors were down less than those in the benchmark.

Business-software specialist Zendesk, Inc. was the Fund’s top first-quarter contributor. The company benefited from the increasing number of large organizations using Zendesk’s platform. In February, the company reported year-over-year quarterly sales growth of 39%, better-than-expected earnings results and forecast continued strong growth for the remainder of 2018.

Second-best contributor, Callidus Software, Inc., recently announced its acquisition by enterprise-software giant SAP SE.* Callidus’ sales performance management software helps companies prepare “configure, price and quote” (CPQ) proposals for their products and track sales activity. SAP was willing to pay a premium for Callidus because the acquisition should provide immediate and ongoing benefits.

Healthcare Services Group, Inc. was the first quarter’s largest detractor. The company provides housekeeping, food and other services to the health-care facilities industry. Healthcare Services’ quarterly reporting in February included notice of a one-time effect on net income as a result of tax reform. In addition, the process of bringing customers onboard has been more costly than previously anticipated. More broadly, though, the company has experienced growth in both the number of customers and the average number of services provided to customers.

Second-largest detractor Exact Sciences Corp. is a molecular-diagnostics company with an innovative test for colon cancer. The test avoids the high cost and invasiveness of a colonoscopy by screening a stool sample. Shares of Exact Sciences tumbled in March after the company’s selection of celebrity endorsers disappointed investors who had been expecting a higher-profile figure. Concerns about future competition from a new blood test also appear to have tempered the enthusiasm of some investors.

OUTLOOK

Tax reform may prove to be a tailwind, given the Fund’s historical bias toward more-profitable companies, on average, than those that make up the Russell 2000 Growth Index. Since more-profitable companies will disproportionately benefit from lower taxes, we see the Fund’s holdings as in good position relative to tax reform.

Although some economic indicators have been softening and the financial markets have been expressing investors’ nervousness, the environment is still positive overall. Having said that, the current situation does require increasing care to maneuver — as we noted, for example, in our comments above about focusing on quality first and foremost.

We’re also watching the Fed’s action with regard to interest rates. Rising rates are likely to be business-model strains on companies without a defensible strategy and adequate pricing power in the face of higher input prices. Another important factor we see in the rising-rates equation is the quality of a company’s management team because it’s simply harder to succeed when the cost of capital is higher.

Given our belief that earnings growth drives stock prices over the long-term, our focus remains on identifying companies with strong growth prospects. We expect well-managed businesses with sustainable competitive advantages to be able to grow through times of rising interest rates and softening economic indicators.

Thank you for the opportunity to manage your assets.

*	As of March 31, 2018, the Wasatch Small Cap Growth Fund was not invested in SAP SE.

Current and future holdings are subject to risk.

28

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth (WAAEX) — Investor	14.25%	24.63%	11.04%	11.13%
Small Cap Growth (WIAEX) — Institutional	14.35%	24.85%	11.14%	11.18%
Russell 2000® Growth Index	6.99%	18.63%	12.90%	10.95%
Russell 2000® Index	3.25%	11.79%	11.47%	9.84%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund — Investor Class: 1.27% / Institutional Class — Gross: 1.11%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Copart, Inc.	3.4%
ICON plc (Ireland)	3.3%
HEICO Corp., Class A	3.3%
Five Below, Inc.	3.2%
Knight-Swift Transportation Holdings, Inc.	2.9%

Company	% of Net Assets
Ollie’s Bargain Outlet Holdings, Inc.	2.8%
Paylocity Holding Corp.	2.7%
Metro Bank plc (United Kingdom)	2.5%
Cantel Medical Corp.	2.5%
RBC Bearings, Inc.	2.5%

**	As of March 31, 2018, there were 67 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

29

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins Lead Portfolio Manager

OVERVIEW

After an extended period of robust, positive performance, small-cap value stocks lost ground in the challenging environment of the first quarter. The Russell 2000 Value Index, the Fund’s benchmark, lost -2.64% due in part to investor concerns about rising interest rates and potentially unfavorable shifts in U.S. trade policy. Although the Wasatch Small Cap Value Fund —  Investor Class fell -2.26%, it did not decline as much as the benchmark.

We are pleased that our strategy, after helping the Fund to generate a return that was comfortably ahead of the Index when the market was rising in 2017, also helped mitigate the downside when conditions became less supportive. Since the middle of last year, we have been gradually positioning the Fund to cushion the effects of higher market volatility. We have been seeking to achieve this by focusing the Fund on our highest conviction holdings, such as those with stronger earnings potential and/or better balance sheets, and by investing in new companies with similar quality characteristics. At the same time, we have been eliminating investments where business uncertainty has been increasing. We also have reduced the Fund’s positions in lower-conviction holdings with smaller weightings. These moves contributed to our outperformance relative to the benchmark in the first quarter, and we believe they can continue to add value if stocks remain unstable in the months ahead.

DETAILS OF THE QUARTER

Despite the downturn in the broader market, the Fund had a number of individual holdings that produced positive returns and contributed to performance. Many of these were Fallen Angels — growth stocks that have slid into value territory for what we think are temporary reasons. Although these stocks are typically depressed when we first establish positions, our research indicates that the underlying companies have outstanding business models and robust growth prospects. Our belief is that over time these traits will be appreciated by Wall Street and the stocks will rebound to premium valuations. In many cases, we hold positions for a number of years to let the fundamental story fully play out. This approach worked to the Fund’s benefit in the first quarter, as many of our leading contributors were long-time positions in Fallen Angel stocks that saw their healthy fundamental trends translate into market-beating performance. Among these were Ensign Group, Inc., Copart, Inc. and HEICO Corp., as well as trucking companies Old Dominion Freight Line, Inc. and Knight-Swift Transportation Holdings, Inc.

The financials sector remains the largest allocation in the Fund, but we are underweight versus the Index. Our below-benchmark exposure to a sector with positive performance was a headwind to the Fund’s first-quarter results.

Nevertheless, BofI Holding, Inc. was the Fund’s top overall contributor. BofI is an internet-based bank with a low cost structure. We think Wall Street has largely misunderstood the company despite its favorable credit profile and healthy fundamentals.

The Fund’s largest detractor for the quarter was commercial auto insurer Atlas Financial Holdings, Inc., which reported weaker-than-expected underwriting results. We retained the position, as we trust the management team and the company already had some changes in place to address the issues. Nevertheless, we are maintaining a smaller weighting until we are assured that the outlook for Atlas is indeed improving.

The Fund’s consumer-discretionary holdings declined and the sector as a whole underperformed its benchmark counterpart. Our second-largest overall detractor was J.Jill, Inc., an apparel retailer that had shown signs of turning around toward the end of last year. More recently, the company disappointed investors with unexpected weakness stemming from fashion misses and execution problems with a new website. We chose to limit our exposure as we monitor the company’s progress on these challenges.

OUTLOOK AND POSITIONING

Our ongoing effort to concentrate the Fund in our best ideas is reflected in the low number of holdings relative to historical levels. We finished March with 50 individual positions. Although we think this is appropriate for the current environment, we would also caution investors that having a smaller number of positions could translate into higher day-to-day volatility than the Fund has typically experienced in the past. Still, we believe this approach will help us achieve our goal of outperforming the benchmark over the long term.

Our shift toward a more focused Fund doesn’t mean we have abandoned our longstanding strategy of seeking to use market volatility to our advantage. We have long referred to the small-cap space as a “perpetual motion machine” in which good companies continually stumble and fall into value territory.

We see reasons for optimism based on what we’ve been hearing as we talk with company management teams. Generally speaking, domestic businesses are experiencing positive momentum and improving fundamentals. For instance, trucking companies are reporting better pricing trends, and industrial firms are citing strengthening demand. What’s more, management teams are discussing the use of the proceeds from the December tax cut for increased investments in their businesses. We think these developments point to accelerated economic activity, which is supportive for the market generally, and for smaller companies in particular. We believe this favorable backdrop will provide opportunities to identify the higher-quality, fundamentally sound and financially strong companies in which we seek to invest.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

30

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	4.34%	14.11%	13.47%	9.84%
Small Cap Value (WICVX) — Institutional	4.48%	14.37%	13.61%	9.93%
Russell 2000® Value Index	-0.65%	5.13%	9.96%	8.61%
Russell 2000® Index	3.25%	11.79%	11.47%	9.84%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.41% / Institutional Class — Gross: 1.36%, Net: 1.25%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Monro, Inc.	3.8%
Euronet Worldwide, Inc.	3.6%
Altra Industrial Motion Corp.	3.2%
State Bank Financial Corp.	3.1%
Knight-Swift Transportation Holdings, Inc.	3.0%

Company	% of Net Assets
Prosperity Bancshares, Inc.	2.8%
Ensign Group, Inc. (The)	2.8%
Arbor Realty Trust, Inc.	2.7%
WESCO International, Inc.	2.6%
Webster Financial Corp.	2.6%

**	As of March 31, 2018, there were 50 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

31

WASATCH STRATEGIC INCOME FUND (WASIX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Lead Portfolio Manager

OVERVIEW

Unlike most recent quarters, the quarter ended March 31, 2018 was “full of sound and fury,” but possibly, as Macbeth noted, “signifying nothing.”

Or, perhaps the shift in the market environment from tranquility to volatility does reflect a shift from a one-way market to a two-way market. The one-way up market we enjoyed for over a year was driven by improving business conditions and prospects for a tax cut. Since the tax cut has been realized, its anticipation can no longer drive the market. Further improvement in the economy is somewhat problematic as it is running so close to capacity. The fluctuations of February and March may signify that we are now in a more normal two-way market.

DETAILS OF THE QUARTER

The volatility of February and March took the market down from its January peak. For the three months ended March 31, 2018, our S&P 500 Index benchmark lost -0.76%. The Wasatch Strategic Income Fund didn’t do quite as well, ending with a decline of -1.67%, which was also slightly worse than the -1.46% decline of our Bloomberg Barclays US Aggregate Bond Index benchmark.

Over the past year, I worked our precautionary cash balance down in order to participate in a market that was moving virtually straight up. However, when the market changed from a one-way market to a two-way market at the beginning of February, I raised cash back to the 20% level, which helped to make the Fund’s performance less volatile than that of the S&P 500 for the rest of the quarter. Reflective of this lower volatility is the Fund’s beta of 0.71.

Herbalife Ltd. and Mastercard, Inc. each contributed over half a percentage point to the Fund’s return during the quarter. Herbalife’s earnings were better than expected as it demonstrated that business would not be adversely affected by the Federal Trade Commission’s tightened rules regarding direct-marketing companies. Mastercard’s strong performance was likely due to an increasingly digitized economy moving away from cash toward electronic payments.

Unfortunately, during the quarter, Comcast Corp. and Magellan Midstream Partners L.P. each subtracted more than half a percentage point from performance. Comcast spooked investors by announcing a bid for Sky plc, a United Kingdom-based satellite television company. Investors feared this was a backward-looking, empire-building move as the number of video subscribers continues to decline. Comcast argued that Sky is not significantly comparable to United States-based satellite companies as it produces a substantial amount of original content. In addition, Sky would provide Comcast’s NBC unit with improved access to foreign markets. I decided to trim our position, but the Fund still maintains a substantial holding in Comcast.

Magellan’s decline was in part due to fears of being adversely affected by a Federal Energy Regulatory Commission (FERC) ruling that Master Limited Partnerships (MLPs), such as Magellan, would no longer be permitted to recover an income-tax allowance in their cost of service. However, as Magellan expects minimal to no impact from the FERC policy change, we continue to hold our full position.

For the 12 months ended March 31, 2018, the Fund produced a return of 7.45%, which is on target between the 13.99% return of its S&P 500 stock benchmark and the 1.20% return of its bond benchmark. Further, it is spot on our high single-digit return goal. As noted above, for 10 of the past 12 months the market went virtually straight up. Our large cash position proved to be unneeded ballast, which in hindsight served as a drag on performance. However, during the final two months of the 12-month period, the ballast demonstrated that it could be very useful as the Fund was not only less volatile than the S&P 500, but it also outperformed.

OUTLOOK

Looking forward, I will continue to search for companies with both the ability and willingness to pay a growing stream of dividends. I believe that holding such companies over long time periods will allow for the compounding effects that such a growing stream of dividends provides. As I noted at the outset, we may have shifted into a tougher market environment. I will continue to navigate cautiously as I believe that preservation of capital is important to the Fund’s shareholders.

As I mentioned in the Letter to Shareholders, later this year I will leave Wasatch to join Seven Canyons Advisors, an SEC-registered investment advisor recently founded by the Stewart family. In anticipation of my departure, the Wasatch Funds Board of Trustees approved a plan to reorganize and merge the Strategic Income Fund into a new fund with similar investment objectives and strategies that I’ll continue to manage at Seven Canyons. In order for the reorganization to occur, it must be approved by shareholders of the Wasatch Strategic Income Fund. The Wasatch Funds Board of Trustees has called for a special meeting for Wasatch Strategic Income Fund shareholders to vote on the reorganization. We expect the meeting to be held in July 2018, and, if approved, it is anticipated that the reorganization will be consummated approximately one month later. If shareholders do not approve the reorganization, the Board of Trustees will determine what additional steps may be appropriate and in the best interests of the Wasatch Strategic Income Fund and its shareholders, including, but not limited to, liquidation of the Fund. More information about the proposed reorganization and meeting will be provided in the proxy solicitation materials.

Current and future holdings are subject to risk.

32

WASATCH STRATEGIC INCOME FUND (WASIX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Strategic Income	1.60%	7.45%	7.48%	7.10%
S&P 500® Index	5.84%	13.99%	13.31%	9.49%
Bloomberg Barclays US Aggregate Bond Index	-1.08%	1.20%	1.82%	3.63%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are Gross: 1.58%, Net: 1.43%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund has a concentration in the financials sector. Investing in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. The financials sector can be significantly affected by various market factors, which are described in more detail in the prospectus.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
iShares 1-3 Year Treasury Bond ETF	5.8%
Comcast Corp., Class A	4.1%
MasterCard, Inc., Class A	4.1%
Visa, Inc., Class A	3.5%
Suncor Energy, Inc. (Canada)	3.2%

Company	% of Net Assets
Microchip Technology, Inc.	3.2%
Magellan Midstream Partners L.P.	2.8%
Walgreens Boots Alliance, Inc.	2.7%
Canadian National Railway Co. (Canada)	2.6%
Home Depot, Inc. (The)	2.5%

**	As of March 31, 2018, there were 56 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). You cannot invest directly in these or any indexes.

33

WASATCH ULTRA GROWTH FUND (WAMCX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

U.S. equities got off to a rocky start in 2018, as several of the major averages finished lower during the first quarter. Growth stocks outperformed value stocks in a pattern that has held for most of the past five years. Small-company growth stocks did even better, with the benchmark Russell 2000 Growth Index rising 2.30% in the first three months of the year. The Wasatch Ultra Growth Fund gained 6.73% and surpassed its benchmark.

Rising interest rates and worries about a global trade war brought severe volatility to the financial markets during February and March. While storms were raging on Wall Street, however, our portfolio companies were quietly generating solid earnings growth for the most part. Over the past year or so, we’ve been making subtle shifts to tilt the Fund toward higher-quality companies whose earnings are more predictable, while trimming companies whose prospects are especially difficult to evaluate. Those moves appear to have helped the Fund outgain its benchmark during the first quarter even as general uncertainty increased.

During periods of extreme turbulence in the market, stocks of companies that report disappointing news are often severely punished — sometimes unfairly so. We attempted to use that tendency to the Fund’s advantage in the first quarter. By establishing new positions in a small number of such “beaten down” stocks, we were able to purchase what we believe are attractive growth companies at significant discounts to their recent valuations.

DETAILS OF THE QUARTER

Health care was by far the Fund’s largest source of outperformance relative to the benchmark in the quarter. The sector accounted for our two strongest contributors, Tandem Diabetes Care, Inc. and ChemoCentryx, Inc., respectively.

Tandem offers insulin-delivery systems for people with diabetes. The company’s flagship product is the t:slim X2 insulin pump, which integrates with Dexcom’s fifth-generation continuous glucose monitor (CGM). Sales in Tandem’s most-recently reported quarter were the strongest in the company’s history, as pump shipments increased 80% over the previous sequential quarter. In addition, Tandem’s recently completed equity raise has strengthened its balance sheet and appears to have removed a major source of investor uncertainty.

ChemoCentryx is a biopharmaceutical company developing orally administered therapeutics for autoimmune diseases, inflammatory disorders and cancer. Its lead drug candidate is avacopan, an orally-administered small molecule currently in late-stage clinical trials for the treatment of orphan and rare renal diseases. Shares of ChemoCentryx surged in January on news that its application for Conditional Marketing Authorization for avacopan had been accepted for regulatory review by the European Medicines Agency (EMA). ChemoCentryx also announced that the EMA’s validation of the application had triggered a milestone payment from the company’s partner in the drug’s development.

The Fund’s greatest detractor from performance for the quarter was PDF Solutions, Inc. The company provides technologies for optimizing the design and manufacture of integrated-circuit chips. Although PDF reported revenues and earnings in February that surpassed expectations, the stock fell sharply after management lowered guidance in response to a product delay and more-difficult competitive conditions for PDF’s customers. On the plus side, PDF’s design-for-inspection initiative appears to be gaining momentum. This new technology seeks to change the current paradigm of visual chip inspection by incorporating proprietary electrical characterization directly into the chip’s design, which enables customers to detect previously unknown defects and to do so in a non-destructive manner.

Second-largest detractor Exact Sciences Corp. is a molecular-diagnostics company with an innovative test for colon cancer. Named Cologuard,® the test avoids the high cost and invasiveness of a colonoscopy by screening a stool sample for cancerous and precancerous cells. Shares of Exact Sciences tumbled in March after the company’s selection of celebrity endorsers disappointed investors who had been expecting a higher-profile figure. Concerns about a new blood test that might provide future competition for Cologuard also appear to have tempered the enthusiasm of some investors. We used the weakness to add to our position after having sold shares at higher prices in October and November.

OUTLOOK

Aside from a recently launched investigation into Facebook’s privacy practices and a handful of other high-profile stories, the first-quarter corporate-news flow tended to be more positive than negative. Rather than company-specific developments or macroeconomic problems, financial markets themselves seemed responsible for the difficulties they encountered during the quarter.

In particular, specialized exchange-traded funds (ETFs) that had bet against an increase in volatility faced mounting losses as volatility returned to the stock market. The forced liquidation of these funds increased volatility further. The proliferation of index ETFs also did not help, as the frequently one-sided trading in index funds dragged the indexes and their component stocks along for the ride.

We think companies taking market share and growing revenue will continue to be dear assets in the market and we like where the Fund is positioned, however, we also expect value stocks to come back into favor at some point. While we are sticking with our growth mandate, we expect to continue our defensive shift toward companies we view as being among the highest quality in our universe. We think those types of companies may help to reduce risk in the Fund during future periods of market volatility.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

34

WASATCH ULTRA GROWTH FUND (WAMCX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	12.28%	30.39%	15.05%	10.65%
Russell 2000® Growth Index	6.99%	18.63%	12.90%	10.95%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.35%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Ultimate Software Group, Inc. (The)	3.0%
Freshpet, Inc.	2.8%
Paylocity Holding Corp.	2.8%
Oxford Immunotec Global plc	2.5%
Metro Bank plc (United Kingdom)	2.4%

Company	% of Net Assets
Waste Connections, Inc.	2.2%
LGI Homes, Inc.	2.1%
Exact Sciences Corp.	2.0%
HubSpot, Inc.	1.9%
Eagle Bancorp, Inc.	1.9%

**	As of March 31, 2018, there were 80 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

35

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Josh Stewart and Sam Stewart.

Josh Stewart Lead Portfolio Manager	Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The Wasatch World Innovators Fund — Investor Class gained 1.87% in the first quarter of 2018, while its benchmark, the MSCI ACWI (All Country World Index) IMI (Investable Markets Index), lost -0.89%.

Japan and the United States were the largest contributors to the Fund’s performance. The Fund is substantially overweight relative to the benchmark in Japan. Although the Fund has benefited from Japanese information-technology companies, we have been reducing our exposure in favor of consumer companies that we think will provide steadier returns going forward. Among the holdings we recently trimmed were Nintendo Co. Ltd. and Sony Corp.

The Fund is significantly underweight in the U.S., reflecting our view that many stocks are overvalued and our decision to put assets to work in overseas markets that we see as having better upside. Given the strong gains the Fund achieved in tech stocks in 2017, we have been trimming our exposure to high-priced U.S.-based tech companies. Notably, we exited Amazon.com, Inc. and PayPal Holdings, Inc.

DETAILS OF THE QUARTER

The New York Times Co. was the Fund’s top first-quarter contributor. While its print business has been declining, both in terms of subscriptions and advertising, the company has been making good progress in transitioning to a digital business. Little more than a year ago, the company’s digital subscriber base had been growing at an annual rate in the mid-teens. Since the new administration took the White House, that has climbed to more than 40%.

Second-best contributor V-Technology Co. Ltd., based in Japan, manufactures equipment used to produce flat-panel displays for televisions, computer monitors and other applications. V-Technology has established a joint venture in China, which is eager to take market share from Samsung-dominated Korea.

Roku, Inc. was the leading detractor from the Fund’s first-quarter performance. While Roku has continued to report good results, we — like other investors — had been expecting even better results. Nevertheless, we remain positive on the company’s growth potential based on its development of a solid platform for digital streaming.

Vilmorin & Cie S.A. was the second-largest detractor. This French company produces and markets vegetable and crop seeds. Vilmorin’s share price declined during the quarter as the vegetable business slowed down. We continue to believe in the company’s potential to do well over the long run.

OUTLOOK

We just returned from a trip to Indonesia and Malaysia. With stock valuations high throughout developed countries and many emerging-market countries as well, we were hoping to find some attractive opportunities in a part of the world where, so far, valuations remain reasonable.

Indonesia seems to be vibrant and thriving. With about 260 million people and a rising middle class, we sense solid long-term growth opportunities for the country as a whole. Based on our visit, we added Media Nusantara Citra, Indonesia’s largest television-content producer. We also added Sarana Menara Nusantara, which owns, operates and leases telecommunication towers for wireless operators in Indonesia.

In contrast, Malaysia appears to be stagnating. The country is in the throes of a political scandal concerning Prime Minister Najib Razak. Despite being accused of skimming nearly a billion dollars from a government fund he oversaw, Razak will likely win reelection next year, the beneficiary of an electorate segmented along religious and ethnic lines.

We’ve maintained our overweight position in the United Kingdom, largely on the belief that negotiators for the U.K. and the European Union will come up with a deal that’s fair for both sides. We believe the companies we own in the U.K. are good businesses that are priced fairly.

As mentioned in the Letter to Shareholders, later this year portfolio managers Josh Stewart and Sam Stewart will leave Wasatch to join Seven Canyons Advisors, an SEC-registered investment advisor recently founded by the Stewart family. In anticipation of their departure, the Wasatch Funds Board of Trustees approved a plan to merge the World Innovators Fund into a new fund with similar investment objectives and strategies that they’ll continue to manage at Seven Canyons. In order for the reorganization to occur, it must be approved by shareholders of both classes of the Wasatch World Innovators Fund. The Wasatch Funds Board of Trustees has called for a special meeting for Wasatch World Innovators Fund shareholders to vote on the reorganization. We expect the meeting to be held in July 2018, and, if approved, it is anticipated that the reorganization will be consummated approximately one month later. If shareholders do not approve the reorganization, the Board of Trustees will determine what additional steps may be appropriate and in the best interests of the Wasatch World Innovators Fund and its shareholders, including, but not limited to, liquidation of the Fund. More information about the proposed reorganization and meeting will be provided in the proxy solicitation materials.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

36

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
World Innovators (WAGTX) — Investor	10.50%	27.35%	11.82%	11.54%
World Innovators (WIGTX) — Institutional	10.63%	27.67%	11.95%	11.61%
MSCI ACWI IMI	4.78%	15.03%	9.34%	5.90%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are Investor Class: 1.83% / Institutional Class — Gross: 2.22%, Net: 1.55%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Gamma Communications plc (United Kingdom)	3.9%
Guerbet (France)	3.7%
Sony Corp. (Japan)	3.4%
Miraca Holdings, Inc. (Japan)	3.3%
Photo-Me International plc (United Kingdom)	2.7%

Company	% of Net Assets
Costco Wholesale Corp.	2.6%
Sartorius Stedim Biotech (France)	2.5%
Vilmorin & Cie S.A. (France)	2.4%
Eroad Ltd. (New Zealand)	2.4%
Bandai Namco Holdings, Inc. (Japan)	2.3%

**	As of March 31, 2018, there were 69 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) IMI (Investable Market Index) is designed to measure the equity market performance of large, mid, and small cap securities across developed and emerging markets throughout the world. You cannot invest directly in this or any index.

37

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

Paul Gifford, CFA Lead Portfolio Manager	Erik Clapsaddle, CFA Associate Portfolio Manager	OVERVIEW The Wasatch-1st Source Income Fund declined -0.38% for the first quarter of 2018 and outperformed its benchmark, the Bloomberg Barclays US Intermediate Government/Credit Bond Index, which declined -0.98%. In March, Federal Reserve (Fed) officials increased the federal-funds target rate to a range of 1.50% to 1.75%. During the first quarter, the Fed continued to reduce its balance sheet as scheduled by shedding securities it had acquired during and after the financial crisis.

ECONOMIC ACTIVITY

The U.S. economy continued to trudge along in a generally positive direction during the quarter. The labor market also improved with job gains averaging about 202,000 over the past three months. The larger issue in the labor markets has become a shortage of quality labor, as job openings reached 6.1 million in February. The unemployment rate has remained steady at 4.1% for six consecutive months, while the underemployment rate, a much broader measure of employment in the U.S., rose to 8.2% for the first two months of the quarter from its bottom of 7.9% in October 2017 before falling slightly to 8% in March.

Inflation data generally has been benign and unsurprising to fixed-income investors over the past few years, until early February when average hourly earnings came in at 2.9% versus the forecasted 2.5%. This surprising increase moved Treasury yields higher and was certainly a catalyst for the stock market correction in early February. Beyond that one-time data release, inflation has remained lukewarm. The change in the core inflation rate that the Fed watches closely most recently read 1.6%, which is well below the 2% target inflation rate.

INTEREST RATES

Fed officials continued on their path of gradually tightening monetary policy by increasing the target range for the federal-funds rate one-quarter of a percentage point to 1.50% to 1.75% at the March meeting of the Federal Open Market Committee. This was the sixth interest rate increase since December 2015.

As the Fed has increased the target rate, the gap between the yield on short-term rates and that of long-term rates has continued to narrow. The Fed cannot raise the target rate beyond the ceiling created by longer-term bond yields. Bond prices move in the opposite direction of yields.

The value of traditional fixed-income investments declined as interest rates rose throughout the first three months of 2018. During the first quarter, short-term interest rates reached their highest level since the great recession of

2008. The three-month London Interbank Offered Rate (LIBOR), the interest rate some of the world’s leading banks charge each other for short-term loans, increased from 0.85% at the start of the fourth quarter of 2016 to 2.31% on March 29, 2018.

Periods of rising interest rates have greater impact on the prices of fixed-income investments with longer maturities, such as the 30-year Treasury bond, than those of fixed-income securities with shorter maturities, such as the two-year Treasury note. To illustrate the effect of rising interest rates on fixed-income investments consider that the price of a 30-year Treasury bond purchased on the last business day of December 2017 declined approximately -4.9% over the first quarter as the yield on the 30-year bond increased from 2.74% to 2.98%. For comparison, the yield on a two-year Treasury note purchased on the same day increased from 1.89% to 2.26% at quarter-end, but the price of the two-year note only fell -0.21%.

STRATEGY

The Fund’s effective duration is much shorter than that of its benchmark. As of March 31, 2018, the Fund had an effective duration of 2.52 years compared to the benchmark’s duration of 3.97 years. We reduced the Fund’s duration during the quarter by raising our allocation to floating-rate debt. We continue to highlight the following: We don’t attempt to lower the Fund’s duration by investing in securities with shorter maturities; and we try to catch the upside to rising short-term rates by investing in floating-rate securities. These are primarily securities with approximate durations of 0.05 to 0.25, fixed-to-floating rate securities that are currently floating or are within three-years of floating, and government agency mortgage-backed securities with adjustable-rate mortgages.

In the first quarter, we reduced the Fund’s holdings of fixed-rate mortgage-backed securities and increased the Fund’s allocation to asset-backed securities and mortgage-backed securities with adjustable-rate mortgages. We believe that by investing in asset-backed securities we can find value and more yield for the Fund while still maintaining or improving credit quality and owning securitized cash flows.

The core of the Fund is currently invested in securities with effective durations of less than five years. For the Fund overall, 99.2% of its holdings have effective durations of less than six years. To offset the interest rate risk of bonds with longer maturities, the Fund is overweight relative to its benchmark in bonds with durations of less than three years. Our efforts have been directed toward maintaining the Fund in a favorable position based on our expectation that the Fed will continue to gradually raise the target rate to slightly below 3% by the end of 2019.

Thank you for the opportunity to manage a portion of your assets.

38

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Income	-0.36%	1.09%	1.00%	2.30%
Bloomberg Barclays US Intermediate Government/Credit Bond Index	-1.18%	0.35%	1.25%	2.92%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.75%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP 10 FIXED INCOME HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	8/15/19	2.7%
Citibank Credit Card Issuance Trust, Series 2017-A6, Class A6, 2.535%	5/14/29	2.1%
Cronos Containers Program I Ltd., Series 2014-2A, Class A, 3.270%	11/18/29	2.0%
Goldman Sachs Group, Inc. (The), MTN, 3.510%	10/28/27	2.0%
General Electric Co., MTN, 4.650%	10/17/21	1.8%

Holding	Maturity Date	% of Net Assets
Dell International, LLC / EMC Corp., 4.420%	6/15/21	1.7%
Citigroup Commercial Mortgage Trust 2012-GC8, Series 2012-GC8, Class B, 4.285%	9/10/45	1.7%
Federal National Mortgage Assoc., Series AL4936, 3.000%	3/1/29	1.7%
U.S. Treasury Note, 3.625%	2/15/20	1.6%
BP Capital Markets plc, 3.245%	5/6/22	1.6%

**	As of March 31, 2018, there were 79 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH†

†	Excludes options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Bloomberg Barclays US Intermediate Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. You cannot invest directly in this or any index.

39

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2018 (UNAUDITED)

Management Discussion

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

U.S. Treasury bond yields increased in the first calendar quarter of 2018 after declining sharply throughout 2017. The 30-year Treasury bond yield rose to 2.98% on March 31, 2018, up from 2.74% at the end of December 2017. In March, the Federal Reserve (Fed) increased the federal-funds rate for the sixth time since December 2015. With the passage of the tax reform bill in late December, many investors assumed that the $1.5 trillion reduction in personal and corporate income taxes over the next 10 years would boost economic activity, overcoming earlier concern that the economy would weaken in 2018. As the new year unfolded, however, employment slowed, vehicle sales and numerous housing barometers dropped sharply and consumer spending turned weak despite the tax cut. Yet, even with yields rising in the first quarter of 2018, the yield of the 30-year bond finished the period lower than it had been the year before.

DETAILS OF THE PERIOD

For the six months ended March 31, 2018 the Fund declined -0.95%, while the benchmark Bloomberg Barclays US Aggregate Bond Index declined -1.08%. For the 12-months ended March 31st, the Fund returned 4.48% and outperformed the Index, which returned 1.20%.

OUTLOOK FOR THE YEAR

Interest rates are not predictable over the short run but are controlled by fundamental forces on a long-term basis. Economist Milton Friedman (1912–2006) developed the most complete and internally consistent interest-rate model to date. The model reaches two conclusions: First, although monetary decelerations may lead to transitory increases in interest rates over the short run, they ultimately lead to lower rates; and second, monetary accelerations result in higher rates. This reasoning is based on what Friedman termed “liquidity, income and price effects.” When the Fed reduces the reserve, monetary and credit aggregates (or what Friedman called monetary deceleration), short-term rates initially are forced upward through the “liquidity (or initial) effect.” As the Fed further tightens monetary conditions, an offsetting “income effect” follows. These restraining actions moderate growth in the economy, and the rise in interest rates continues, but at a slower pace. Thus, in Friedman’s terms, the income effect begins to offset the liquidity effect. When the Fed sustains the tightening process long enough, the inflation rate will decrease as incomes fall, ultimately resulting in lower rates. This is the “price” or “Fisher effect” from the Fisher equation. Observationally, highly inflation-sensitive long-term bond yields reflect the changing economic landscape faster than short-term rates, thus the yield curve flattens, serving to strengthen the Fed’s restraint on the reserve, monetary and credit aggregates.

The process predicted by Friedman’s model appears to be well underway. Three important concepts arise from these patterns. First, when the Fed moves in one direction, it ultimately lays the groundwork for reversing direction. Second, considerable time (generally two or more years) passes before the liquidity effect has any economic impact. Third, these lags grow longer when the Fed tries to overcome a recession, especially in highly leveraged economies like those of 1929 and 2008.

Federal debt continues to rise at an accelerating pace, a trend reinforced by the bipartisan budget enacted March 23rd of this year, and the tax cut and reform legislation that went into effect on January 1, 2018. These changes occur at a time when many expenditure items have been moved off budget, causing a wider gap between the issuance of debt and the reported deficit. (Note: in the last 10 fiscal years, the cumulative budget deficit has been $8.5 trillion while government debt has increased by $11.3 trillion.) Additionally, an aging population is set to greatly boost federal debt over the next 15 years. Gross federal debt was 105.4% of gross domestic product (GDP) at year-end 2017, but could reach 120% before the end of the next decade.

While many believe that surging debt will boost economic growth, the law of diminishing returns indicates that extreme indebtedness will impede economic growth and ultimately result in economic decline. A disproportionate growth in debt will produce similar results for all countries in extreme debt, regardless of their idiosyncratic conditions. Thus, no matter how U.S., Japanese, Chinese, European or emerging-market debt is financed or owned, and regardless of the economic system, the path is stagnation and then decline.

Overindebtedness will slow economic growth, and the resulting poor economic conditions will lead to lower inflation and lower long-term interest rates. This suggests that high-quality yields may be difficult to obtain within the next decade. In the shorter run, in accordance with Friedman’s established theory, the current monetary deceleration, or restrictive monetary policy, will bring about lower long-term interest rates.

As a result of these considerations, we conclude that the Fund’s investments in long-term U.S. Treasury securities are appropriate.

Thank you for the opportunity to manage your assets.

40

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	-0.95%	4.48%	3.46%	6.53%
Bloomberg Barclays US Aggregate Bond Index	-1.08%	1.20%	1.82%	3.63%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.72%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP U.S. TREASURY HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 2.250%	8/15/2046	33.9%
U.S. Treasury Strip, principal only	8/15/2045	23.5%
U.S. Treasury Bond, 2.500%	2/15/2045	16.1%
U.S. Treasury Strip, principal only	5/15/2044	11.3%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	8/15/2040	6.2%
U.S. Treasury Bond, 3.750%	11/15/2043	4.9%
U.S. Treasury Bond, 3.125%	8/15/2044	2.5%

**	As of March 31, 2018, there were 7 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.
INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). You cannot invest directly in this or any index.

41

WASATCH FUNDS MANAGEMENT DISCUSSIONS

Definitions of Financial Terms

Asset-backed securities are securities backed by loans, leases or receivables against assets other than real estate and mortgage-backed securities.

Beta is a measurement of a fund’s trailing return in relation to the overall market (or appropriate market index). A beta of 1 indicates the share price will typically move with the market. A beta of more than 1 indicates the share price will typically be more volatile than the market. A beta of less than 1 indicates the share price will typically be less volatile than the market.

Brexit is an abbreviation for “British exit,” which refers to the June 23, 2016 referendum whereby British citizens voted to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average. Bull markets can happen as the result of an economic recovery, an economic boom, or investor psychology.

Correlation, in the financial world, is a statistical measure of how asset classes, securities, markets, or countries move in relation to each other.

Cost of capital is the return required to make a company’s expenditures on a project, such as building a new manufacturing facility, worthwhile. Cost of capital includes the cost of debt and the cost of equity. Another description of cost of capital is the cost of funds used for financing a business. From an investment perspective, it is the return expected by those who provide capital for the business such as stock or bondholders or entities that issue loans to the company.

A credit aggregate measures the stock of bank loans outstanding at a point in time.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%.

An Exchange-Traded Fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on a securities exchange. ETFs experience price changes throughout the day as they are bought and sold.

The federal-funds rate is the interest rate at which private depository institutions (mostly banks) lend balances (federal funds) at the Federal Reserve to other depository institutions, usually overnight. It is the interest rate banks charge each other for loans.

The federal-funds target rate (also known as the fed-funds target rate) is set by a committee within the Federal Reserve System called the Federal Open Market Committee (FOMC). The FOMC usually meets every six weeks, and it is at these meetings that the FOMC votes on whether or not to make changes to the federal-funds target rate.

The Federal Open Market Committee (FOMC), a component of the Federal Reserve System, is charged under United States law with overseeing the nation’s open market operations. Open market operations are the means of implementing monetary policy by which a central bank controls the short term interest rate and the supply of base money in an economy, and thus indirectly the total money supply.

The global financial crisis, also known as the financial crisis of 2007-09 and 2008 financial crisis, is considered by many economists to have been the worst financial crisis since the Great Depression of the 1930s.

The Fisher equation in economics estimates the relationship between nominal and real interest rates under inflation. It is named after Irving Fisher, who was renown for his work on the theory of interest. In economics, this equation is used to predict nominal and real interest rate behavior.

Fixed-to-floating preferred shares and bonds offer a steady yield for several years, then switch to a floating rate that keeps pace with market interest rates.

Floating rate notes (FRNs) are bonds that have a variable coupon, equal to a money market reference rate, like LIBOR or the federal-funds rate, plus a quoted spread (also known as a quoted margin). The spread is a rate that remains constant.

Government agency bonds are debt securities issued by a U.S. government-sponsored agency.

The great recession was an economic downturn experienced by the United States beginning in December 2007. The downturn is not described as a depression since the severity did not encompass the levels of the Great Depression of the 1930s.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

LIBOR or ICE LIBOR stands for Intercontinental Exchange London Interbank Offered Rate. It is a benchmark interest rate that some of the world’s leading banks charge each other for short-term loans. LIBOR serves as the first step to calculating interest rates on various loans throughout the world.

The monetary aggregate measures the stock of money outstanding within an economy at a point in time.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages. Agency mortgage-backed securities are issued by government-sponsored enterprises such as Ginnie Mae, Fannie Mae or Freddie Mac.

The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed-market countries and 24 emerging-market countries. You cannot invest directly in this or any index.

The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 developed-market countries and 24 emerging-market countries. You cannot invest directly in this or any index.

The MSCI EAFE Index captures large and mid cap representation across developed market countries around the world, excluding the United States and Canada. With 928 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. You cannot invest directly in this or any index.

42

MARCH 31, 2018 (UNAUDITED)

Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

Valuation is the process of determining the current worth of an asset or company.

The yield curve is a line on a graph that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares three-month, two-year, five-year and 30-year U.S. Treasury securities. This yield curve is used as a benchmark for other interest rates, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Pertaining to the use of Russell information. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Wasatch Advisors, Inc. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Wasatch Advisors, Inc.’s presentation thereof.

43

WASATCH FUNDS

Operating Expenses (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended March 31, 2018.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended March 31, 2018. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Income Fund has no contractual limitation on expenses.

44

MARCH 31, 2018 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2017	End of Period March 31, 2018
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,121.10	$6.29	1.19%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$5.99	1.19%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,121.90	$5.55	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Emerging India Fund — Investor Class
Actual	$1,000.00	$1,075.00	$8.54	1.65%
Hypothetical (5% before expenses)	$1,000.00	$1,016.70	$8.30	1.65%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$1,074.50	$7.81	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.40	$7.59	1.51%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$1,074.60	$7.81	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.40	$7.59	1.51%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$1,075.50	$6.26	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.09	1.21%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$1,080.30	$10.17	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.16	$9.85	1.96%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$1,080.00	$9.39	1.81%
Hypothetical (5% before expenses)	$1,000.00	$1,015.91	$9.10	1.81%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$1,080.00	$11.56	2.23%
Hypothetical (5% before expenses)	$1,000.00	$1,013.66	$11.20	2.23%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$1,083.30	$10.54	2.03%
Hypothetical (5% before expenses)	$1,000.00	$1,014.66	$10.20	2.03%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$1,148.40	$8.30	1.55%
Hypothetical (5% before expenses)	$1,000.00	$1,017.20	$7.80	1.55%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,148.40	$7.28	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$6.84	1.36%
Global Value Fund — Investor Class
Actual	$1,000.00	$1,013.80	$5.52	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Global Value Fund — Institutional Class
Actual	$1,000.00	$1,014.60	$4.77	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
International Growth Fund — Investor Class
Actual	$1,000.00	$1,094.60	$7.57	1.45%
Hypothetical (5% before expenses)	$1,000.00	$1,017.70	$7.29	1.45%
International Growth Fund — Institutional Class
Actual	$1,000.00	$1,095.10	$7.05	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
International Opportunities Fund — Investor Class
Actual	$1,000.00	$1,092.20	$11.06	2.12%
Hypothetical (5% before expenses)	$1,000.00	$1,014.36	$10.65	2.12%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,091.40	$10.17	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.21	$9.80	1.95%

45

WASATCH FUNDS	MARCH 31, 2018 (UNAUDITED)

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2017	End of Period March 31, 2018
Long/Short Fund — Investor Class
Actual	$1,000.00	$987.30	$9.22	1.86%
Hypothetical (5% before expenses)	$1,000.00	$1,015.66	$9.35	1.86%
Long/Short Fund — Institutional Class
Actual	$1,000.00	$989.70	$6.75	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$6.84	1.36%
Micro Cap Fund
Actual	$1,000.00	$1,127.00	$8.75	1.65%
Hypothetical (5% before expenses)	$1,000.00	$1,016.70	$8.30	1.65%
Micro Cap Value Fund
Actual	$1,000.00	$1,045.70	$8.82	1.73%
Hypothetical (5% before expenses)	$1,000.00	$1,016.31	$8.70	1.73%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$1,142.50	$6.57	1.23%
Hypothetical (5% before expenses)	$1,000.00	$1,018.80	$6.19	1.23%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$1,143.50	$5.61	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,043.40	$6.11	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,044.80	$5.35	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Strategic Income Fund
Actual	$1,000.00	$1,016.00	$4.77	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Growth Fund
Actual	$1,000.00	$1,122.80	$6.67	1.26%
Hypothetical (5% before expenses)	$1,000.00	$1,018.65	$6.34	1.26%
World Innovators Fund — Investor Class
Actual	$1,000.00	$1,105.00	$9.39	1.79%
Hypothetical (5% before expenses)	$1,000.00	$1,016.01	$9.00	1.79%
World Innovators Fund — Institutional Class
Actual	$1,000.00	$1,106.30	$8.14	1.55%
Hypothetical (5% before expenses)	$1,000.00	$1,017.20	$7.80	1.55%
Income Fund
Actual	$1,000.00	$996.40	$3.68	0.74%
Hypothetical (5% before expenses)	$1,000.00	$1,021.24	$3.73	0.74%
U.S. Treasury Fund
Actual	$1,000.00	$990.50	$3.47	0.70%
Hypothetical (5% before expenses)	$1,000.00	$1,021.44	$3.53	0.70%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (182/365).

46

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.9%

	Airlines 1.9%
189,465	Allegiant Travel Co.	$32,692,186

	Application Software 6.6%
436,556	Guidewire Software, Inc.*	35,286,822
215,318	Tyler Technologies, Inc.*	45,423,485
144,176	Ultimate Software Group, Inc. (The)*	35,135,691

		115,845,998

	Asset Management & Custody Banks 1.5%
709,755	Hamilton Lane, Inc., Class A	26,424,179

	Automotive Retail 2.9%
941,049	Monro, Inc.	50,440,226

	Biotechnology 3.4%
1,908,420	Abcam plc (United Kingdom)	33,144,515
556,795	Sangamo Therapeutics Inc.*	10,579,105
311,800	Seattle Genetics, Inc.*	16,319,612

		60,043,232

	Building Products 2.5%
402,793	Trex Co., Inc.*	43,811,794

	Commercial Printing 2.9%
328,486	Cimpress N.V.*	50,816,784

	Consumer Finance 2.1%
112,207	Credit Acceptance Corp.*	37,074,315

	Data Processing & Outsourced Services 2.1%
461,678	Euronet Worldwide, Inc.*	36,435,628

	Distributors 2.7%
328,200	Pool Corp.	47,989,404

	Diversified Banks 1.1%
7,321,641	City Union Bank Ltd. (India)	19,439,726

	Diversified Support Services 5.7%
1,158,015	Copart, Inc.*	58,977,704
934,132	Healthcare Services Group, Inc.	40,616,059

		99,593,763

	General Merchandise Stores 2.2%
654,894	Ollie’s Bargain Outlet Holdings, Inc.*	39,490,108

	Health Care Equipment 2.6%
407,741	Cantel Medical Corp.	45,426,425

	Health Care Facilities 2.2%
1,489,903	Ensign Group, Inc. (The)	39,184,449

	Health Care Supplies 2.2%
568,410	Neogen Corp.*	38,077,786

	Industrial Machinery 8.4%
811,515	Altra Industrial Motion Corp.	37,289,114
664,239	Barnes Group, Inc.	39,781,274
351,401	RBC Bearings, Inc.*	43,644,004
509,005	Sun Hydraulics Corp.	27,262,308

		147,976,700

	Industrial REITs 1.3%
1,521,481	Monmouth Real Estate Investment Corp.	22,883,074

	Internet & Direct Marketing Retail 1.0%
254,856	Wayfair, Inc., Class A*	17,210,426

	Internet Software & Services 2.0%
350,935	Envestnet, Inc.*	20,108,575
344,753	Q2 Holdings, Inc.*	15,703,499

		35,812,074

Shares		Value

	IT Consulting & Other Services 3.7%
319,418	EPAM Systems, Inc.*	$36,579,749
444,522	InterXion Holding N.V.* (Netherlands)	27,609,262

		64,189,011

	Leisure Facilities 1.8%
830,373	Planet Fitness, Inc., Class A*	31,363,188

	Life Sciences Tools & Services 3.0%
452,985	ICON plc* (Ireland)	53,515,648

	Managed Health Care 1.6%
461,672	HealthEquity, Inc.*	27,949,623

	Personal Products 1.2%
283,139	Nu Skin Enterprises, Inc., Class A	20,870,176

	Real Estate Services 1.1%
374,039	HFF, Inc., Class A	18,589,738

	Regional Banks 11.2%
756,231	Eagle Bancorp, Inc.*	45,260,425
340,636	Independent Bank Corp.	24,372,506
727,101	Metro Bank plc* (United Kingdom)	35,820,388
343,485	South State Corp.	29,299,271
334,096	Texas Capital Bancshares, Inc.*	30,035,230
564,573	Webster Financial Corp.	31,277,344

		196,065,164

	Semiconductors 1.6%
237,314	Monolithic Power Systems, Inc.	27,473,842

	Specialty Chemicals 2.1%
461,056	Balchem Corp.	37,691,328

	Specialty Stores 2.4%
564,973	Five Below, Inc.*	41,435,120

	Systems Software 3.2%
642,523	Fortinet, Inc.*	34,426,382
188,794	Proofpoint, Inc.*	21,456,438

		55,882,820

	Trading Companies & Distributors 2.8%
301,627	SiteOne Landscape Supply, Inc.*	23,237,344
417,753	WESCO International, Inc.*	25,921,574

		49,158,918

	Trucking 4.9%
778,810	Knight-Swift Transportation Holdings, Inc.	35,833,048
336,768	Old Dominion Freight Line, Inc.	49,494,793

		85,327,841

	Total Common Stocks (cost $1,049,825,095)	1,716,180,694

	PREFERRED STOCKS 0.3%

	Systems Software 0.3%
209,500	DocuSign, Inc., Series F Pfd.* *** †	5,721,445

	Total Preferred Stocks (cost $4,000,004)	5,721,445

47

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$24,177,779	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $25,490,000 of United States Treasury Notes 2.000% due 5/31/24; value: $24,664,965; repurchase proceeds: $24,178,531 (cost $24,177,779)	$24,177,779

	Total Short-Term Investments (cost $24,177,779)	24,177,779

	Total Investments (cost $1,078,002,878) 99.6%§	1,746,079,918

	Other Assets less Liabilities 0.4%	6,784,091

	NET ASSETS 100.0%	$1,752,864,009

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 5.04%.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	1.1
Ireland	3.1
Netherlands	1.6
United Kingdom	4.0
United States	90.2

TOTAL	100.0%

48

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.1%

	Apparel, Accessories & Luxury Goods 4.1%
30,021	Page Industries Ltd. (India)	$10,433,694

	Auto Parts & Equipment 5.7%
603,614	Endurance Technologies Ltd. (India)	11,732,107
22,585	WABCO India Ltd. (India)	2,717,240

		14,449,347

	Building Products 3.5%
542,445	Kajaria Ceramics Ltd. (India)	4,861,040
410,894	Somany Ceramics Ltd. (India)	4,176,397

		9,037,437

	Cable & Satellite 0.1%
1,385,051	SITI Networks Ltd.* (India)	312,170

	Commodity Chemicals 6.7%
1,787,776	Berger Paints India Ltd. (India)	7,081,233
698,809	Gulf Oil Lubricants India Ltd. (India)	9,884,179

		16,965,412

	Consumer Finance 9.7%
1,014,582	AU Small Finance Bank Ltd.* (India)	9,671,320
467,386	Bajaj Finance Ltd. (India)	12,815,269
275,056	Repco Home Finance Ltd. (India)	2,342,856

		24,829,445

	Department Stores 5.0%
441,846	V-Mart Retail Ltd. (India)	12,836,965

	Diversified Banks 5.2%
8,518	Bandhan Bank Ltd.* (India)	61,382
353,360	Bandhan Bank Ltd. Anchor Shares* *** † (India)	2,455,438
68,957	HDFC Bank Ltd. ADR (India)	6,810,883
138,349	IndusInd Bank Ltd. (India)	3,844,972

		13,172,675

	Diversified Chemicals 3.9%
713,914	Pidilite Industries Ltd. (India)	10,021,692

	Electrical Components & Equipment 4.6%
950,346	Amara Raja Batteries Ltd. (India)	11,645,191

	Financial Exchanges & Data 2.1%
185,597	CRISIL Ltd. (India)	5,394,741

	Food Retail 1.2%
152,668	Avenue Supermarts Ltd.* (India)	3,093,756

	Health Care Services 3.6%
687,029	Dr. Lal PathLabs Ltd. (India)	9,137,569

	Hotels, Resorts & Cruise Lines 1.0%
968,158	Byke Hospitality Ltd. (The) (India)	2,503,042

	Housewares & Specialties 2.1%
1,182,502	LA Opala RG Ltd. (India)	5,238,664

	Human Resource & Employment Services 4.2%
672,149	Quess Corp. Ltd.* (India)	10,583,855

	Industrial Conglomerates 2.2%
18,804	3M India Ltd.* (India)	5,600,991

	Industrial Machinery 2.9%
1,905,724	Elgi Equipments Ltd. (India)	7,419,499

	Internet & Direct Marketing Retail 4.5%
333,270	MakeMyTrip Ltd.* (India)	11,564,469

Shares		Value

	Internet Software & Services 1.0%
138,155	Info Edge India Ltd. (India)	$2,481,491

	IT Consulting & Other Services 0.5%
58,306	Larsen & Toubro Infotech Ltd. (India)	1,204,512

	Life & Health Insurance 2.3%
642,669	ICICI Prudential Life Insurance Co. Ltd. (India)	3,835,151
308,210	Max Financial Services Ltd.* (India)	2,146,538

		5,981,689

	Life Sciences Tools & Services 4.4%
664,335	Divi’s Laboratories Ltd. (India)	11,199,230

	Packaged Foods & Meats 4.2%
96,052	Britannia Industries Ltd. (India)	7,351,812
1,394,855	Prabhat Dairy Ltd. (India)	3,254,126

		10,605,938

	Personal Products 4.8%
254,571	Dabur India Ltd. (India)	1,277,698
447,140	Godrej Consumer Products Ltd. (India)	7,532,763
23,619	Procter & Gamble Hygiene & Health Care Ltd. (India)	3,450,398

		12,260,859

	Pharmaceuticals 0.5%
159,961	Amrutanjan Health Care Ltd. (India)	1,328,324

	Property & Casualty Insurance 1.1%
224,971	ICICI Lombard General Insurance Co. Ltd. (India)	2,723,406

	Specialty Chemicals 3.2%
349,596	Asian Paints Ltd. (India)	6,026,147
555,585	SH Kelkar & Co. Ltd. (India)	2,211,157

		8,237,304

	Thrifts & Mortgage Finance 5.8%
320,256	GRUH Finance Ltd. (India)	2,825,987
422,889	Housing Development Finance Corp. Ltd. (India)	11,881,960

		14,707,947

	Total Common Stocks (cost $199,114,536)	254,971,314

	Total Investments (cost $199,114,536) 100.1%§	254,971,314

	Liabilities less Other Assets (0.1%)	(315,946)

	NET ASSETS 100.0%	$254,655,368

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 87.58%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following country:

Country	%
India	100.0

TOTAL	100.0%

49

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.6%

	Airport Services 4.1%
102,569	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	$1,013,447
57,806	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	972,623

		1,986,070

	Apparel, Accessories & Luxury Goods 3.0%
4,243	Page Industries Ltd. (India)	1,474,640

	Biotechnology 5.2%
3,689	Medytox, Inc. (Korea)	2,533,743

	Commodity Chemicals 2.6%
312,443	Berger Paints India Ltd. (India)	1,237,561

	Consumer Finance 5.4%
95,181	Bajaj Finance Ltd. (India)	2,609,770

	Diversified Banks 9.4%
58,966	HDFC Bank Ltd. (India)	1,721,288
200,076	Kasikornbank Public Co. Ltd. (Thailand)	1,356,447
870,464	PT Bank Central Asia Tbk (Indonesia)	1,478,732

		4,556,467

	Drug Retail 3.8%
81,058	Raia Drogasil S.A. (Brazil)	1,836,508

	Food Retail 2.8%
8,403	BGF Retail Co. Ltd. (Korea)	1,332,308

	Health Care Facilities 5.6%
686,037	Bangkok Dusit Medical Services Public Co. Ltd., Class F (Thailand)	515,570
46,196	NMC Health plc (United Arab Emirates)	2,202,847

		2,718,417

	Highways & Railtracks 1.6%
75,777	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	753,477

	Home Furnishings 1.8%
91,000	Nien Made Enterprise Co. Ltd. (Taiwan)	875,450

	Household Appliances 2.1%
177,000	Techtronic Industries Co. Ltd. (Hong Kong)	1,038,828

	Human Resource & Employment Services 3.2%
17,768	51job, Inc. ADR* (China)	1,528,759

	Industrial Machinery 2.0%
141,635	Weg S.A. (Brazil)	969,988

	Internet & Direct Marketing Retail 7.3%
41,179	Ctrip.com International Ltd. ADR* (China)	1,919,765
46,862	MakeMyTrip Ltd.* (India)	1,626,111

		3,545,876

	Internet Software & Services 12.4%
14,255	Alibaba Group Holding Ltd. ADR* (China)	2,616,363
2,672	MercadoLibre, Inc. (Brazil)	952,274
45,625	Tencent Holdings Ltd. (China)	2,449,129

		6,017,766

	Life & Health Insurance 4.3%
72,706	Discovery Ltd. (South Africa)	1,048,907
172,581	ICICI Prudential Life Insurance Co. Ltd. (India)	1,029,883

		2,078,790

Shares		Value

	Marine Ports & Services 1.5%
381,990	International Container Terminal Services, Inc. (Philippines)	$735,451

	Packaged Foods & Meats 6.1%
15,061	Britannia Industries Ltd. (India)	1,152,767
52,038	M Dias Branco S.A. (Brazil)	804,028
391,905	Vitasoy International Holdings Ltd. (China)	1,011,396

		2,968,191

	Personal Products 4.3%
66,527	Godrej Consumer Products Ltd. (India)	1,120,750
859	LG Household & Health Care Ltd. (Korea)	973,517

		2,094,267

	Semiconductors 3.5%
76,567	Silergy Corp. (Taiwan)	1,685,908

	Specialty Chemicals 2.4%
67,895	Asian Paints Ltd. (India)	1,170,337

	Technology Hardware, Storage & Peripherals 1.9%
53,672	Ennoconn Corp. (Taiwan)	912,113

	Thrifts & Mortgage Finance 1.3%
31,093	PNB Housing Finance Ltd. (India)	618,324

	Total Common Stocks (cost $35,443,888)	47,279,009

	PREFERRED STOCKS 2.8%

	Diversified Banks 2.8%
126,468	Banco Davivienda S.A., 2.91% (Colombia)	1,363,327

	Total Preferred Stocks (cost $1,237,221)	1,363,327

	Total Investments (cost $36,681,109) 100.4%§	48,642,336

	Liabilities less Other Assets (0.4%)	(169,804)

	NET ASSETS 100.0%	$48,472,532

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 50.40%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

50

MARCH 31, 2018 (UNAUDITED)

At March 31, 2018, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	9.4
China	19.6
Colombia	2.8
Hong Kong	2.1
India	28.3
Indonesia	3.0
Korea	10.0
Mexico	5.6
Philippines	1.5
South Africa	2.2
Taiwan	7.1
Thailand	3.9
United Arab Emirates	4.5

TOTAL	100.0%

51

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.9%

	Air Freight & Logistics 0.7%
3,856,900	Aramex PJSC (United Arab Emirates)	$4,620,237

	Airport Services 2.4%
1,740,512	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	8,502,468
409,002	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	6,881,717

		15,384,185

	Asset Management & Custody Banks 0.5%
1,739,472	Peregrine Holdings Ltd. (South Africa)	3,084,069

	Auto Parts & Equipment 1.4%
2,007,768	Minth Group Ltd. (Hong Kong)	9,211,827

	Automobile Manufacturers 0.7%
282,565	Indus Motor Co. Ltd. (Pakistan)	4,304,586

	Automotive Retail 3.9%
11,055,124	China Yongda Automobiles Services Holdings Ltd. (China)	11,815,637
5,119,500	China ZhengTong Auto Services Holdings Ltd. (China)	3,760,410
3,463,735	Zhongsheng Group Holdings Ltd. (China)	9,515,775

		25,091,822

	Biotechnology 4.5%
100,908	China Biologic Products Holdings, Inc.* (China)	8,173,548
30,877	Medytox, Inc. (Korea)	21,207,479

		29,381,027

	Building Products 1.4%
980,635	Kajaria Ceramics Ltd. (India)	8,787,814

	Commodity Chemicals 1.7%
2,322,946	Berger Paints India Ltd. (India)	9,200,996
1,300,048	TOA Paint Thailand Public Co. Ltd.* (Thailand)	1,600,635

		10,801,631

	Consumer Finance 7.6%
561,997	AU Small Finance Bank Ltd.* (India)	5,357,135
228,204	Bajaj Finance Ltd. (India)	6,257,132
105,547	KRUK S.A. (Poland)	6,733,206
4,433,175	Muangthai Leasing Public Co. Ltd. (Thailand)	5,387,293
376,563	Repco Home Finance Ltd. (India)	3,207,467
5,846,549	Srisawad Corp. Public Co. Ltd. (Thailand)	11,405,164
3,247,251	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	10,984,925

		49,332,322

	Data Processing & Outsourced Services 1.2%
10,841,527	My EG Services Berhad (Malaysia)	8,128,342

	Department Stores 0.9%
474,521	Poya International Co. Ltd. (Taiwan)	5,915,848

	Diversified Banks 3.7%
1,093,710	Moneta Money Bank AS (Czech Republic)	4,530,342
1,449,284	Security Bank Corp. (Philippines)	6,703,419
578,994	TCS Group Holding plc GDR (Russia)	12,736,267

		23,970,028

	Diversified Chemicals 1.0%
482,907	Pidilite Industries Ltd. (India)	6,778,891

	Diversified Support Services 1.2%
9,452,000	Greentown Service Group Co. Ltd. (China)	8,053,546

Shares		Value

	Drug Retail 4.0%
933,516	Clicks Group Ltd. (South Africa)	$14,422,022
522,207	Raia Drogasil S.A. (Brazil)	11,831,493

		26,253,515

	Electrical Components & Equipment 3.8%
620,105	Amara Raja Batteries Ltd. (India)	7,598,539
691,647	Bizlink Holding, Inc. (Taiwan)	5,693,154
615,021	Voltronic Power Technology Corp. (Taiwan)	11,685,757

		24,977,450

	Electronic Equipment & Instruments 1.9%
2,110,616	Chroma ATE, Inc. (Taiwan)	12,233,567

	Electronic Manufacturing Services 0.9%
8,203,700	Inari Amertron Berhad (Malaysia)	5,832,517

	Fertilizers & Agricultural Chemicals 0.5%
50,042	Bayer CropScience Ltd. (India)	3,287,467

	Food Retail 0.8%
33,220	BGF Retail Co. Ltd. (Korea)	5,267,079

	Footwear 1.8%
388,500	Arezzo Industria e Comercio S.A. (Brazil)	5,948,500
82,550	CCC S.A. (Poland)	5,638,835

		11,587,335

	General Merchandise Stores 2.5%
558,032	Magazine Luiza S.A. (Brazil)	16,549,369

	Health Care Equipment 1.1%
168,367	DIO Corp.* (Korea)	7,044,909

	Health Care Services 0.4%
204,410	Dr. Lal PathLabs Ltd. (India)	2,718,678

	Highways & Railtracks 2.3%
3,054,050	EcoRodovias Infraestrutura e Logistica S.A. (Brazil)	8,094,303
8,628,875	Yuexiu Transport Infrastructure Ltd. (China)	6,666,127

		14,760,430

	Home Furnishings 2.9%
32,915	Hanssem Co. Ltd. (Korea)	4,770,961
11,677,122	Man Wah Holdings Ltd. (China)	9,313,657
477,878	Nien Made Enterprise Co. Ltd. (Taiwan)	4,597,345

		18,681,963

	Hotels, Resorts & Cruise Lines 2.4%
51,060	China Lodging Group Ltd. ADR (China)	6,725,113
7,213,891	Minor International Public Co. Ltd. (Thailand)	8,824,155

		15,549,268

	Human Resource & Employment Services 3.5%
262,851	51job, Inc. ADR* (China)	22,615,700

	Industrial Conglomerates 1.4%
29,938	3M India Ltd.* (India)	8,917,383

	Industrial Machinery 2.2%
688,583	Airtac International Group (Taiwan)	11,678,303
686,437	Elgi Equipments Ltd. (India)	2,672,485

		14,350,788

52

MARCH 31, 2018 (UNAUDITED)

Shares		Value

	Internet & Direct Marketing Retail 0.9%
176,041	MakeMyTrip Ltd.* (India)	$6,108,623

	Internet Software & Services 0.9%
338,734	Info Edge India Ltd. (India)	6,084,219

	Life & Health Insurance 0.4%
395,185	Max Financial Services Ltd.* (India)	2,752,278

	Marine 0.5%
3,546,597	SITC International Holdings Co. Ltd. (China)	3,549,307

	Marine Ports & Services 1.0%
3,500,325	International Container Terminal Services, Inc. (Philippines)	6,739,227

	Movies & Entertainment 1.5%
94,699	Loen Entertainment, Inc. (Korea)	9,755,090

	Oil & Gas Exploration & Production 0.7%
320,419	Parex Resources, Inc.* (Colombia)	4,506,533

	Packaged Foods & Meats 3.3%
101,103	Britannia Industries Ltd. (India)	7,738,415
555,410	Manpasand Beverages Ltd. (India)	3,180,757
4,207,243	Vitasoy International Holdings Ltd. (China)	10,857,703

		21,776,875

	Pharmaceuticals 0.8%
13,017,213	China Animal Healthcare Ltd.* *** (China)	16,586
10,590	Hanmi Pharm Co. Ltd. (Korea)	5,076,921

		5,093,507

	Real Estate Operating Companies 0.9%
2,024,012	Parque Arauco S.A. (Chile)	6,071,366

	Regional Banks 1.3%
633,428	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	3,914,502
17,288,060	PT Bank Tabungan Negara Tbk (Indonesia)	4,787,097

		8,701,599

	Research & Consulting Services 0.0%
1	Sporton International, Inc. (Taiwan)	5

	Restaurants 1.4%
708,984	Gourmet Master Co. Ltd. (Taiwan)	9,118,531

	Semiconductor Equipment 2.8%
141,779	Koh Young Technology, Inc. (Korea)	13,274,739
184,413	TES Co. Ltd. (Korea)	5,242,250

		18,516,989

	Semiconductors 8.3%
485,645	ASPEED Technology, Inc. (Taiwan)	14,590,837
394,982	eMemory Technology, Inc. (Taiwan)	4,714,262
409,735	Parade Technologies Ltd. (Taiwan)	8,150,574
599,352	Silergy Corp. (Taiwan)	13,196,968
1,223,760	Win Semiconductors Corp. (Taiwan)	13,200,004

		53,852,645

	Specialty Chemicals 2.4%
20,208,824	D&L Industries, Inc. (Philippines)	4,482,295
122,492	Frutarom Industries Ltd. (Israel)	11,262,834

		15,745,129

	Systems Software 1.8%
210,616	Douzone Bizon Co. Ltd. (Korea)	11,440,723

Shares		Value

	Technology Hardware, Storage & Peripherals 1.9%
737,158	Ennoconn Corp. (Taiwan)	$12,527,413

	Thrifts & Mortgage Finance 0.9%
294,407	PNB Housing Finance Ltd. (India)	5,854,661

	Total Common Stocks (cost $422,275,161)	631,668,313

	PREFERRED STOCKS 1.3%

	Personal Products 1.3%
12,371	LG Household & Health Care Ltd., 1.29% (Korea)	8,333,219

	Total Preferred Stocks (cost $5,366,273)	8,333,219

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
$9,922,705	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $10,460,000 of United States Treasury Notes 2.000% due 5/31/24; value: $10,121,441; repurchase proceeds: $9,923,013 (cost $9,922,705)	$9,922,705

	Total Short-Term Investments (cost $9,922,705)	9,922,705

	Total Investments (cost $437,564,139) 99.7%§	649,924,237

	Other Assets less Liabilities 0.3%	2,001,425

	NET ASSETS 100.0%	$651,925,662

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 44.62%.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

53

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

At March 31, 2018, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	6.6
Chile	1.0
China	15.8
Colombia	0.7
Czech Republic	0.7
Hong Kong	1.4
India	15.1
Indonesia	0.7
Israel	1.8
Korea	14.3
Malaysia	2.2
Mexico	4.7
Pakistan	0.7
Philippines	2.8
Poland	1.9
Russia	2.0
South Africa	2.7
Taiwan	19.9
Thailand	4.3
United Arab Emirates	0.7

TOTAL	100.0%

54

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 93.5%

	Air Freight & Logistics 4.3%
6,065,527	Aramex PJSC (United Arab Emirates)	$7,265,983

	Airport Services 0.9%
324,300	Airports Corp. of Vietnam JSC (Vietnam)	1,508,504

	Apparel, Accessories & Luxury Goods 1.8%
340,000	Phu Nhuan Jewelry JSC (Vietnam)	3,070,650

	Automobile Manufacturers 1.6%
295,579	Honda Atlas Cars Pakistan Ltd. (Pakistan)	1,219,199
99,190	Indus Motor Co. Ltd. (Pakistan)	1,511,058

		2,730,257

	Cable & Satellite 3.4%
23,519	Naspers Ltd., Class N (South Africa)	5,755,402

	Commodity Chemicals 1.1%
72,917	Berger Paints Bangladesh Ltd. (Bangladesh)	1,881,107

	Consumer Finance 6.3%
2,245,200	Srisawad Corp. Public Co. Ltd. (Thailand)	4,379,828
904,037	Transaction Capital Ltd. (South Africa)	1,301,981
1,488,820	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	5,036,437

		10,718,246

	Diversified Banks 21.0%
2,714,685	Banca Transilvania S.A. (Romania)	1,877,906
636,556	BDO Unibank, Inc. (Philippines)	1,706,935
560,686	Commercial International Bank S.A.E (Egypt)	2,832,689
18,262	Credicorp Ltd. (Peru)	4,146,204
106,537	Grupo Financiero Galicia S.A. ADR (Argentina)	7,005,873
206,025	Grupo Supervielle S.A. ADR (Argentina)	6,250,798
1,426,900	HDBank* (Vietnam)	2,871,379
1,676,153	National Bank of Kuwait SAK (Kuwait)	4,198,562
65,350	TBC Bank Group plc (Georgia)	1,686,175
150,644	TCS Group Holding plc GDR (Russia)	3,313,752

		35,890,273

	Diversified Real Estate Activities 3.6%
5,212,126	Ayala Land, Inc. (Philippines)	4,124,571
824,787	Consultatio S.A. (Argentina)	1,984,100

		6,108,671

	Education Services 1.8%
240,700	Human Soft Holding Co. KSC (Kuwait)	3,134,081

	Electric Utilities 0.5%
14,962	Pampa Energia S.A. ADR* (Argentina)	891,735

	Financial Exchanges & Data 3.2%
278,855	Bolsas y Mercados Argentinos S.A.* (Argentina)	5,506,409

	Food Retail 7.0%
101,542	BIM Birlesik Magazalar A.S. (Turkey)	1,850,523
1,320,200	CP ALL Public Co. Ltd. (Thailand)	3,715,306
2,659,514	Philippine Seven Corp. (Philippines)	6,320,344

		11,886,173

	Health Care Distributors 2.2%
6,779,403	Ibnsina Pharma S.A.E.* (Egypt)	3,710,791

	Health Care Facilities 5.6%
10,508,945	Cleopatra Hospital* (Egypt)	2,253,194
154,021	NMC Health plc (United Arab Emirates)	7,344,461

		9,597,655

Shares		Value

	Industrial Conglomerates 1.3%
126,485	SM Investments Corp. (Philippines)	$2,238,409

	Internet Software & Services 1.1%
5,399	MercadoLibre, Inc. (Brazil)	1,924,150

	Multi-Sector Holdings 2.4%
223,220	Ayala Corp. (Philippines)	4,073,141

	Oil & Gas Storage & Transportation 1.9%
158,894	Transportadora de Gas del Sur S.A. ADR* (Argentina)	3,231,904

	Packaged Foods & Meats 6.9%
1,116,321	Alicorp S.A. (Peru)	3,892,875
568,155	Olympic Industries Ltd. (Bangladesh)	1,885,085
664,145	Vietnam Dairy Products JSC (Vietnam)	5,910,758

		11,688,718

	Pharmaceuticals 2.7%
540,543	Searle Company Ltd. (The) (Pakistan)	1,646,970
808,698	Square Pharmaceuticals Ltd. (Bangladesh)	3,004,075

		4,651,045

	Real Estate Development 0.4%
400,404	Nam Long Investment Corp. (Vietnam)	647,752

	Real Estate Operating Companies 1.0%
2,623,609	SM Prime Holdings, Inc. (Philippines)	1,705,770

	Restaurants 2.8%
37,684	AmRest Holdings SE* (Poland)	4,827,850

	Specialty Chemicals 1.7%
13,233,697	D&L Industries, Inc. (Philippines)	2,935,219

	Technology Distributors 4.3%
2,777,400	FPT Corp. (Vietnam)	7,391,139

	Wireless Telecommunication Services 2.7%
15,092,038	Safaricom plc (Kenya)	4,612,934

	Total Common Stocks (cost $119,212,589)	159,583,968

	PREFERRED STOCKS 2.3%

	Diversified Banks 2.3%
360,485	Banco Davivienda S.A., 2.91% (Colombia)	3,886,033

	Total Preferred Stocks (cost $3,642,842)	3,886,033

	PARTICIPATION NOTES 1.5%

	Diversified Banks 1.5%
130,798	Al-Rajhi Bank, HSBC Bank plc, expiring 1/19/21* *** (Saudi Arabia)	2,632,353

	Total Participation Notes (cost $2,656,584)	2,632,353

55

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.6%

	Repurchase Agreement 1.6%
$2,725,364	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $2,875,000 of United States Treasury Notes 2.000% due 5/31/24; value: $2,781,945; repurchase proceeds: $2,725,449 (cost $2,725,364)	$2,725,364

	Total Short-Term Investments (cost $2,725,364)	2,725,364

	Total Investments (cost $128,237,379) 98.9%§	168,827,718

	Other Assets less Liabilities 1.1%§§	1,820,079

	NET ASSETS 100.0%	$170,647,797

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 37.36%.

§§Other Assets less Liabilities included U.S. dollars held in Zimbabwe. The position was fair valued during the period (see Note 12).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	15.0
Bangladesh	4.1
Brazil	1.2
Colombia	2.3
Egypt	5.3
Georgia	1.0
Kenya	2.8
Kuwait	4.4
Mexico	3.0
Pakistan	2.6
Peru	4.8
Philippines	13.9
Poland	2.9
Romania	1.1
Russia	2.0
Saudi Arabia	1.6
South Africa	4.3
Thailand	4.9
Turkey	1.1
United Arab Emirates	8.8
Vietnam	12.9

TOTAL	100.0%

56

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.4%

	Airlines 2.1%
9,235	Allegiant Travel Co.	$1,593,499
19,694	Spirit Airlines, Inc.*	744,040

		2,337,539

	Apparel, Accessories & Luxury Goods 0.8%
26,575	Ted Baker plc (United Kingdom)	932,119

	Application Software 8.7%
13,831	Aveva Group plc (United Kingdom)	370,941
14,827	Callidus Software, Inc.*	533,030
20,368	Globant S.A.* (Argentina)	1,049,767
20,277	HubSpot, Inc.*	2,195,999
8,255	Tyler Technologies, Inc.*	1,741,475
8,781	Ultimate Software Group, Inc. (The)*	2,139,930
38,387	Zendesk, Inc.*	1,837,585

		9,868,727

	Automotive Retail 1.4%
30,154	Monro, Inc.	1,616,254

	Biotechnology 8.9%
106,661	Abcam plc (United Kingdom)	1,852,437
13,494	China Biologic Products Holdings, Inc.* (China)	1,093,014
26,770	Exact Sciences Corp.*	1,079,634
5,659	Medytox, Inc. (Korea)	3,886,813
62,297	Sangamo Therapeutics Inc.*	1,183,643
19,007	Seattle Genetics, Inc.*	994,826

		10,090,367

	Building Products 3.3%
141,009	Somany Ceramics Ltd. (India)	1,433,240
21,679	Trex Co., Inc.*	2,358,025

		3,791,265

	Commercial Printing 1.6%
12,006	Cimpress N.V.*	1,857,328

	Consumer Finance 5.2%
34,477	Bajaj Finance Ltd. (India)	945,326
4,108	Credit Acceptance Corp.*	1,357,324
692,783	Srisawad Corp. Public Co. Ltd. (Thailand)	1,351,447
660,800	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	2,235,380

		5,889,477

	Data Processing & Outsourced Services 0.7%
8,300	GMO Payment Gateway, Inc. (Japan)	825,281

	Diversified Chemicals 0.9%
75,307	Pidilite Industries Ltd. (India)	1,057,135

	Diversified Real Estate Activities 0.9%
44,379	Patrizia Immobilien AG* (Germany)	984,868

	Diversified Support Services 2.5%
56,288	Copart, Inc.*	2,866,748

	Drug Retail 0.5%
6,890	Ain Holdings, Inc. (Japan)	514,783

	Electrical Components & Equipment 2.0%
96,242	Amara Raja Batteries Ltd. (India)	1,179,314
58,641	Voltronic Power Technology Corp. (Taiwan)	1,114,213

		2,293,527

Shares		Value

	General Merchandise Stores 3.4%
40,904	Ollie’s Bargain Outlet Holdings, Inc.*	$2,466,511
27,584	Seria Co. Ltd. (Japan)	1,394,690

		3,861,201

	Health Care Equipment 3.2%
17,651	Cantel Medical Corp.	1,966,498
12,089	Cochlear Ltd. (Australia)	1,697,868

		3,664,366

	Health Care Facilities 1.9%
81,675	Ensign Group, Inc. (The)	2,148,053

	Health Care Services 0.8%
71,555	Dr. Lal PathLabs Ltd. (India)	951,690

	Health Care Supplies 2.3%
38,995	Asahi Intecc Co. Ltd. (Japan)	1,544,701
12,302	Sartorius Stedim Biotech (France)	1,110,584

		2,655,285

	Health Care Technology 0.8%
20,680	M3, Inc. (Japan)	929,001

	Highways & Railtracks 0.9%
397,600	EcoRodovias Infraestrutura e Logistica S.A. (Brazil)	1,053,779

	Homebuilding 1.7%
26,917	LGI Homes, Inc.*	1,899,533

	Human Resource & Employment Services 1.5%
30,193	en-japan, Inc. (Japan)	1,750,771

	Industrial Conglomerates 1.1%
4,332	3M India Ltd.* (India)	1,290,337

	Industrial Machinery 5.3%
20,883	Altra Industrial Motion Corp.	959,574
16,246	RBC Bearings, Inc.*	2,017,753
347,031	Rotork plc (United Kingdom)	1,387,026
32,117	Sun Hydraulics Corp.	1,720,186

		6,084,539

	Internet & Direct Marketing Retail 3.6%
71,818	MakeMyTrip Ltd.* (India)	2,492,085
15,155	Wayfair, Inc., Class A*	1,023,417
30,675	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	622,984

		4,138,486

	Internet Software & Services 5.7%
28,300	Envestnet, Inc.*	1,621,590
48,989	Infomart Corp. (Japan)	470,070
4,969	MercadoLibre, Inc. (Brazil)	1,770,902
7,842	Rightmove plc (United Kingdom)	478,708
29,315	SMS Co. Ltd. (Japan)	1,249,410
2,875	XING SE (Germany)	838,104

		6,428,784

	Life & Health Insurance 1.5%
291,667	ICICI Prudential Life Insurance Co. Ltd. (India)	1,740,534

	Managed Health Care 2.5%
47,019	HealthEquity, Inc.*	2,846,530

	Movies & Entertainment 1.0%
10,989	Loen Entertainment, Inc. (Korea)	1,131,994

	Packaged Foods & Meats 1.0%
416,000	Vitasoy International Holdings Ltd. (China)	1,073,578

57

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	Pharmaceuticals 1.9%
25,464	Intra-Cellular Therapies, Inc.*	$536,017
10,223	Ipsen S.A. (France)	1,589,018

		2,125,035

	Regional Banks 6.0%
34,472	Canadian Western Bank (Canada)	884,309
28,452	Eagle Bancorp, Inc.*	1,702,852
55,238	Metro Bank plc* (United Kingdom)	2,721,282
17,219	Texas Capital Bancshares, Inc.*	1,547,988

		6,856,431

	Research & Consulting Services 1.9%
63,400	Nihon M&A Center, Inc. (Japan)	2,180,762

	Restaurants 0.6%
22,244	Domino’s Pizza Enterprises Ltd. (Australia)	716,753

	Semiconductor Equipment 0.8%
73,600	Japan Material Co. Ltd. (Japan)	954,542

	Semiconductors 0.9%
10,649	Melexis N.V. (Belgium)	1,064,585

	Specialized Finance 0.6%
16,916	Banca IFIS S.p.A. (Italy)	651,913

	Specialty Chemicals 2.0%
16,010	Frutarom Industries Ltd. (Israel)	1,472,079
81,221	Hexpol AB (Sweden)	755,029

		2,227,108

	Specialty Stores 1.7%
18,258	Five Below, Inc.*	1,339,042
51,649	XXL ASA (Norway)	532,626

		1,871,668

	Trading Companies & Distributors 2.2%
35,600	MISUMI Group, Inc. (Japan)	977,281
42,400	MonotaRO Co. Ltd. (Japan)	1,522,184

		2,499,465

	Trucking 2.1%
51,289	Knight-Swift Transportation Holdings, Inc.	2,359,807

	Total Common Stocks (cost $70,826,450)	112,081,948

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$2,441,709	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $2,450,000 of United States Treasury Notes 0.125% due 7/15/24; value: $2,493,115; repurchase proceeds: $2,441,785 (cost $2,441,709)	$2,441,709

	Total Short-Term Investments (cost $2,441,709)	2,441,709

	Total Investments (cost $73,268,159) 100.5%§	114,523,657

	Liabilities less Other Assets (0.5%)	(553,249)

	NET ASSETS 100.0%	$113,970,408

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 28.54%. See Notes to Financial Statements.

At March 31, 2018, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.9
Australia	2.2
Belgium	1.0
Brazil	2.5
Canada	0.8
China	1.9
France	2.4
Germany	1.6
India	9.9
Israel	1.3
Italy	0.6
Japan	13.3
Korea	4.5
Mexico	2.0
Norway	0.5
Sweden	0.7
Taiwan	1.0
Thailand	1.2
United Kingdom	6.9
United States	44.8

TOTAL	100.0%

58

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.8%

	Airlines 2.4%
101,000	Japan Airlines Co. Ltd. (Japan)	$4,064,489

	Communications Equipment 4.2%
163,000	Cisco Systems, Inc.††	6,991,070

	Construction & Engineering 1.4%
1,360,000	CTCI Corp. (Taiwan)	2,259,903

	Data Processing & Outsourced Services 0.9%
250,000	Cielo S.A. (Brazil)	1,566,736

	Diversified Banks 19.0%
57,000	BNP Paribas S.A. (France)	4,227,159
80,000	Citigroup, Inc.	5,400,000
297,000	ING Groep N.V. ADR (Netherlands)	5,028,210
2,750,000	Mizuho Financial Group, Inc. (Japan)	4,946,666
565,000	Nordea Bank AB (Sweden)	6,045,478
112,000	Wells Fargo & Co.	5,869,920

		31,517,433

	Drug Retail 3.9%
103,000	CVS Health Corp.	6,407,630

	Electric Utilities 5.7%
23,000	Entergy Corp.	1,811,940
198,000	Exelon Corp.	7,723,980

		9,535,920

	Electrical Components & Equipment 3.1%
65,000	Eaton Corp. plc	5,194,150

	Health Care Services 3.0%
31,000	Laboratory Corp. of America Holdings*	5,014,250

	Hypermarkets & Super Centers 2.8%
51,700	Walmart, Inc.	4,599,749

	Integrated Oil & Gas 6.9%
89,500	Royal Dutch Shell plc ADR (Netherlands)	5,710,995
165,000	Suncor Energy, Inc. (Canada)	5,699,100

		11,410,095

	Oil & Gas Drilling 0.8%
310,000	Ensco plc, Class A	1,360,900

	Oil & Gas Equipment & Services 2.3%
59,400	Schlumberger Ltd.	3,847,932

	Oil & Gas Storage & Transportation 2.3%
173,000	Enbridge Income Fund Holdings, Inc. (Canada)	3,749,105

	Other Diversified Financial Services 3.0%
2,910,000	Fubon Financial Holding Co. Ltd. (Taiwan)	5,010,186

	Pharmaceuticals 8.7%
80,575	Novartis AG (Switzerland)	6,516,977
226,000	Pfizer, Inc.	8,020,740

		14,537,717

	Property & Casualty Insurance 2.7%
78,100	Axis Capital Holdings Ltd.	4,496,217

	Reinsurance 4.1%
29,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	6,743,695

	Specialized REITs 3.0%
91,000	EPR Properties	5,041,400

Shares		Value

	Systems Software 3.9%
141,000	Oracle Corp.	$6,450,750

	Technology Hardware, Storage & Peripherals 1.0%
10,000	Apple, Inc.††	1,677,800

	Tobacco 2.4%
43,000	KT&G Corp. (Korea)	4,034,150

	Water Utilities 1.9%
2,000,000	Guangdong Investment Ltd. (China)	3,168,533

	Wireless Telecommunication Services 7.4%
720,000	China Mobile Ltd. (China)	6,599,082
220,100	NTT DOCOMO, Inc. (Japan)	5,619,112

		12,218,194

	Total Common Stocks (cost $147,364,200)	160,898,004

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.9%

	Repurchase Agreement 3.9%
$6,458,741	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $6,810,000 of United States Treasury Notes 2.000% due 5/31/24; value: $6,589,581; repurchase proceeds: $6,458,942 (cost $6,458,741)	$6,458,741

	Total Short-Term Investments (cost $6,458,741)	6,458,741

	Total Investments (cost $153,822,941) 100.7%§	167,356,745

	Liabilities less Other Assets (0.7%)	(1,143,529)

	NET ASSETS 100.0%	$166,213,216

*Non-income producing.

††All or a portion of this security has been designated as collateral for call options written (see Note 4).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 33.19%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

59

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

At March 31, 2018, Wasatch Global Value Fund’s investments, excluding short-term investments and call options written, were in the following countries:

Country	%
Brazil	1.0
Canada	5.9
China	6.1
France	2.6
Germany	4.2
Japan	9.1
Korea	2.5
Netherlands	6.7
Sweden	3.7
Switzerland	4.0
Taiwan	4.5
United States	49.7

TOTAL	100.0%

WRITTEN OPTION CONTRACTS — March 31, 2018 (Unaudited)

Description	Exercise Price	Expiration Date	Number of Contracts	Market Value	Premiums (Received) by Fund	Unrealized Appreciation
Call Options Written
Apple, Inc.	$190.00	4/20/2018	(100)	$(1,100)	$(10,321)	$9,221
Cisco Systems, Inc.	$47.00	5/18/2018	(200)	(7,600)	(21,642)	14,042
Total call options written				$(8,700)	$(31,963)	$23,263
Total written option contracts				$(8,700)	$(31,963)	$23,263

60

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.8%

	Airport Services 1.0%
3,287,072	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	$16,057,473

	Apparel, Accessories & Luxury Goods 3.4%
602,561	Moncler S.p.A. (Italy)	22,932,383
37,929	Page Industries Ltd. (India)	13,182,092
572,507	Ted Baker plc (United Kingdom)	20,080,694

		56,195,169

	Application Software 3.9%
527,304	Aveva Group plc (United Kingdom)	14,142,041
1,290,333	Computer Modelling Group Ltd. (Canada)	9,304,299
128,396	Nemetschek SE (Germany)	14,398,715
3,397,119	Technology One Ltd. (Australia)	13,655,688
1,652,857	WiseTech Global Ltd. (Australia)	12,078,339

		63,579,082

	Asset Management & Custody Banks 1.1%
915,962	Burford Capital Ltd. (United Kingdom)	17,275,520

	Auto Parts & Equipment 0.0%
10,569	Endurance Technologies Ltd. (India)	205,424

	Biotechnology 3.8%
2,458,735	Abcam plc (United Kingdom)	42,702,119
28,646	Medytox, Inc. (Korea)	19,675,145

		62,377,264

	Commodity Chemicals 1.0%
3,985,443	Berger Paints India Ltd. (India)	15,786,009
915,195	TOA Paint Thailand Public Co. Ltd.* (Thailand)	1,126,799

		16,912,808

	Construction Machinery & Heavy Trucks 0.7%
543,200	Takeuchi Manufacturing Co. Ltd. (Japan)	12,124,430

	Consumer Finance 0.1%
137,991	AU Small Finance Bank Ltd.* (India)	1,315,374

	Data Processing & Outsourced Services 1.2%
200,600	GMO Payment Gateway, Inc. (Japan)	19,945,942

	Diversified Banks 0.9%
3,163,860	Security Bank Corp. (Philippines)	14,633,902

	Diversified Real Estate Activities 1.5%
1,141,752	Patrizia Immobilien AG* (Germany)	25,338,004

	Drug Retail 5.7%
273,128	Ain Holdings, Inc. (Japan)	20,406,631
1,061,306	Clicks Group Ltd. (South Africa)	16,396,268
65,499	Cosmos Pharmaceutical Corp. (Japan)	13,290,009
288,100	Create SD Holdings Co. Ltd. (Japan)	7,489,165
259,300	Kusuri no Aoki Holdings Co. Ltd. (Japan)	18,788,619
753,700	Raia Drogasil S.A. (Brazil)	17,076,363

		93,447,055

	Electrical Components & Equipment 2.1%
1,289,330	Amara Raja Batteries Ltd. (India)	15,798,977
938,277	Voltronic Power Technology Corp. (Taiwan)	17,827,810

		33,626,787

Shares		Value

	Electronic Equipment & Instruments 2.5%
598,012	Ai Holdings Corp. (Japan)	$16,652,503
1,434,211	Halma plc (United Kingdom)	23,740,860

		40,393,363

	Electronic Manufacturing Services 1.5%
1,156,840	Venture Corp. Ltd. (Singapore)	25,018,807

	General Merchandise Stores 2.7%
3,613,075	B&M European Value Retail S.A. (United Kingdom)	19,833,210
471,026	Seria Co. Ltd. (Japan)	23,815,797

		43,649,007

	Health Care Distributors 1.0%
568,400	Japan Lifeline Co. Ltd. (Japan)	16,559,748

	Health Care Equipment 2.1%
247,855	Cochlear Ltd. (Australia)	34,810,572

	Health Care Supplies 2.0%
683,896	Asahi Intecc Co. Ltd. (Japan)	27,091,036
2,653,565	Nanosonics Ltd.* (Australia)	5,283,786

		32,374,822

	Health Care Technology 1.3%
464,160	M3, Inc. (Japan)	20,851,321

	Home Furnishing Retail 0.7%
333,291	Maisons du Monde S.A. (France)	12,172,745

	Hotels, Resorts & Cruise Lines 2.1%
1,036,336	Corporate Travel Management Ltd. (Australia)	18,854,632
12,129,113	Minor International Public Co. Ltd. (Thailand)	14,836,539

		33,691,171

	Household Products 1.3%
490,084	Pigeon Corp. (Japan)	22,131,043

	Human Resource & Employment Services 2.5%
254,273	51job, Inc. ADR* (China)	21,877,649
321,939	en-japan, Inc. (Japan)	18,667,954

		40,545,603

	Industrial Machinery 4.1%
730,000	Airtac International Group (Taiwan)	12,380,732
7,299,295	Rotork plc (United Kingdom)	29,174,076
85,133	Stabilus S.A. (Germany)	8,126,814
107,142	VAT Group AG* (Switzerland)	18,041,656

		67,723,278

	Internet & Direct Marketing Retail 1.6%
119,567	ASOS plc* (United Kingdom)	11,696,818
841,070	Webjet Ltd. (Australia)	7,176,172
346,647	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	7,040,122

		25,913,112

	Internet Software & Services 6.8%
2,106,043	Infomart Corp. (Japan)	20,208,354
258,431	Rightmove plc (United Kingdom)	15,775,694
426,126	Scout24 AG (Germany)	19,868,930
756,155	SMS Co. Ltd. (Japan)	32,227,460
82,014	XING SE (Germany)	23,908,261

		111,988,699

61

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)

Schedule of Investments (continued)

Shares		Value

	Investment Banking & Brokerage 0.5%
151,929	Avanza Bank Holding AB (Sweden)	$8,034,292

	IT Consulting & Other Services 0.7%
201,882	Reply S.p.A. (Italy)	11,134,421

	Life & Health Insurance 0.7%
1,623,222	Max Financial Services Ltd.* (India)	11,304,980

	Life Sciences Tools & Services 0.8%
58,466	Tecan Group AG (Switzerland)	12,382,026

	Movies & Entertainment 1.9%
414,777	CTS Eventim AG & Co KGaA (Germany)	19,444,005
110,085	Loen Entertainment, Inc. (Korea)	11,340,025

		30,784,030

	Oil & Gas Equipment & Services 2.6%
650,859	Pason Systems, Inc. (Canada)	8,714,493
102,070	Schoeller-Bleckmann Oilfield Equipment AG* (Austria)	11,257,240
944,149	TGS-NOPEC Geophysical Co. ASA (Norway)	23,162,503

		43,134,236

	Other Diversified Financial Services 1.0%
93,007	Hypoport AG* (Germany)	15,625,956

	Packaged Foods & Meats 3.6%
312,497	Calbee, Inc. (Japan)	10,337,761
158,212	Kotobuki Spirits Co. Ltd. (Japan)	8,326,556
15,541,449	Vitasoy International Holdings Ltd. (China)	40,108,079

		58,772,396

	Pharmaceuticals 1.9%
196,367	Ipsen S.A. (France)	30,522,420

	Regional Banks 3.0%
803,542	Canadian Western Bank (Canada)	20,613,237
571,248	Metro Bank plc* (United Kingdom)	28,142,342

		48,755,579

	Research & Consulting Services 1.7%
18,277	Funai Soken Holdings, Inc. (Japan)	391,116
810,728	Nihon M&A Center, Inc. (Japan)	27,886,514

		28,277,630

	Restaurants 0.6%
328,842	Domino’s Pizza Enterprises Ltd. (Australia)	10,596,051

	Semiconductor Equipment 0.9%
951,900	Japan Material Co. Ltd. (Japan)	12,345,491
28,784	Koh Young Technology, Inc. (Korea)	2,695,040

		15,040,531

	Semiconductors 2.9%
200,671	Melexis N.V. (Belgium)	20,061,162
777,040	Silergy Corp. (Taiwan)	17,109,431
56,864	U-Blox Holding AG* (Switzerland)	10,245,095

		47,415,688

	Soft Drinks 1.1%
507,488	Fevertree Drinks plc (United Kingdom)	18,747,982

	Specialized Finance 0.8%
327,680	Banca IFIS S.p.A. (Italy)	12,628,208

	Specialty Chemicals 4.1%
305,629	Chr. Hansen Holding A/S (Denmark)	26,451,301
244,371	Frutarom Industries Ltd. (Israel)	22,469,305
1,873,405	Hexpol AB (Sweden)	17,415,133

		66,335,739

Shares		Value

	Specialty Stores 0.8%
1,258,967	XXL ASA (Norway)	$12,982,993

	Systems Software 2.5%
456,939	Douzone Bizon Co. Ltd. (Korea)	24,821,060
246,740	Kinaxis, Inc.* (Canada)	15,865,209

		40,686,269

	Technology Hardware, Storage & Peripherals 1.3%
1,272,305	Ennoconn Corp. (Taiwan)	21,621,810

	Thrifts & Mortgage Finance 0.9%
762,620	PNB Housing Finance Ltd. (India)	15,165,678

	Trading Companies & Distributors 4.9%
1,051,035	Diploma plc (United Kingdom)	16,878,520
971,515	MISUMI Group, Inc. (Japan)	26,669,755
549,512	MonotaRO Co. Ltd. (Japan)	19,727,793
706,946	Richelieu Hardware Ltd. (Canada)	16,527,507

		79,803,575

	Total Common Stocks (cost $1,044,445,263)	1,600,610,015

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.1%

	Repurchase Agreement 3.1%
$50,075,525	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $52,790,000 of United States Treasury Notes 2.000% due 5/31/24; value: $51,081,346; repurchase proceeds: $50,077,083 (cost $50,075,525)	$50,075,525

	Total Short-Term Investments (cost $50,075,525)	50,075,525

	Total Investments (cost $1,094,520,788) 100.9%§	1,650,685,540

	Liabilities less Other Assets (0.9%)	(14,135,003)

	NET ASSETS 100.0%	$1,636,550,537

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 66.11%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

62

MARCH 31, 2018 (UNAUDITED)

At March 31, 2018, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	6.4
Austria	0.7
Belgium	1.3
Brazil	1.1
Canada	4.4
China	3.9
Denmark	1.6
France	2.7
Germany	7.9
India	4.5
Israel	1.4
Italy	2.9
Japan	25.2
Korea	3.7
Mexico	1.0
Norway	2.3
Philippines	0.9
Singapore	1.6
South Africa	1.0
Sweden	1.6
Switzerland	2.5
Taiwan	4.3
Thailand	1.0
United Kingdom	16.1

TOTAL	100.0%

63

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.0%

	Advertising 1.6%
14,646,600	Plan B Media Public Co. Ltd. (Thailand)	$2,740,090
242,000	Vector, Inc. (Japan)	5,585,752

		8,325,842

	Aerospace & Defense 0.6%
183,082	Avon Rubber plc (United Kingdom)	3,262,175

	Air Freight & Logistics 1.1%
1,258,273	Allcargo Logistics Ltd. (India)	2,858,953
519,695	Freightways Ltd. (New Zealand)	2,852,925

		5,711,878

	Apparel Retail 0.6%
221,520	Tokyo Base Co. Ltd.* (Japan)	3,068,657

	Apparel, Accessories & Luxury Goods 0.5%
199,557	Mavi Giyim Sanayi Ve Ticaret AS* (Turkey)	2,731,371

	Application Software 5.8%
424,134	Computer Modelling Group Ltd. (Canada)	3,058,334
81,690	Esker S.A. (France)	5,234,752
759,306	Fortnox AB (Sweden)	4,510,477
814,938	GB Group plc (United Kingdom)	4,613,452
80,342	Lectra (France)	2,268,904
460,135	Linx S.A. (Brazil)	2,820,922
193,834	Logo Yazilim Sanayi Ve Ticaret A.S.* (Turkey)	2,405,422
134,300	Systena Corp. (Japan)	5,540,877

		30,453,140

	Asset Management & Custody Banks 1.7%
1,778,200	Peregrine Holdings Ltd. (South Africa)	3,152,733
565,900	Sanne Group plc (United Kingdom)	5,613,284

		8,766,017

	Auto Parts & Equipment 1.3%
1,023,000	Hota Industrial Manufacturing Co. Ltd. (Taiwan)	4,350,653
502,265	Hu Lane Associate, Inc. (Taiwan)	2,463,350

		6,814,003

	Automobile Manufacturers 0.6%
795,500	PAK Suzuki Motor Co. Ltd. (Pakistan)	3,292,295

	Automotive Retail 0.9%
2,117,400	Hascol Petroleum Ltd. (Pakistan)	4,917,359

	Brewers 2.1%
685,845	Carlsberg Brewery Malaysia Berhad, Class B (Malaysia)	3,347,661
117,246	Royal Unibrew A/S (Denmark)	7,783,826

		11,131,487

	Building Products 0.6%
2,828,760	Concepcion Industrial Corp. (Philippines)	3,317,907

	Commodity Chemicals 3.1%
980,135	Berger Paints India Ltd. (India)	3,882,234
473,886	Gulf Oil Lubricants India Ltd. (India)	6,702,796
288,077	Supreme Industries Ltd. (India)	5,409,388

		15,994,418

	Consumer Finance 2.8%
287,511	Gruppo MutuiOnline S.p.A. (Italy)	4,560,731
407,302	MAS Financial Services Ltd. (India)	3,650,132
1,816,862	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	6,146,150

		14,357,013

Shares		Value

	Department Stores 1.3%
184,908	Poya International Co. Ltd. (Taiwan)	$2,305,246
157,105	V-Mart Retail Ltd. (India)	4,564,376

		6,869,622

	Diversified Support Services 3.0%
1,248,728	Clipper Logistics plc (United Kingdom)	6,393,148
103,128	Japan Elevator Service Holdings Co. Ltd. (Japan)	2,229,166
585,900	Prestige International, Inc. (Japan)	7,092,140

		15,714,454

	Drug Retail 1.9%
65,900	Kusuri no Aoki Holdings Co. Ltd. (Japan)	4,775,048
135,200	Yakuodo Co. Ltd. (Japan)	5,069,762

		9,844,810

	Electrical Components & Equipment 1.9%
252,355	Amara Raja Batteries Ltd. (India)	3,092,266
350,627	Voltronic Power Technology Corp. (Taiwan)	6,662,117

		9,754,383

	Electronic Equipment & Instruments 3.1%
81,622	accesso Technology Group plc* (United Kingdom)	2,628,136
27,696	Isra Vision AG (Germany)	5,840,704
743,876	Smart Metering Systems plc (United Kingdom)	7,672,251

		16,141,091

	Electronic Manufacturing Services 0.7%
256,008	HMS Networks AB (Sweden)	3,667,931

	Financial Exchanges & Data 0.7%
1,003,429	Morningstar Japan KK (Japan)	3,706,100

	Food Retail 5.2%
22,250,161	7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	8,628,553
5,057,282	Philippine Seven Corp. (Philippines)	12,018,647
79,639	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	4,017,226
3,661,600	Sheng Siong Group Ltd. (Singapore)	2,601,734

		27,266,160

	General Merchandise Stores 1.0%
106,144	Seria Co. Ltd. (Japan)	5,366,803

	Health Care Equipment 1.5%
115,190	DIO Corp.* (Korea)	4,819,846
80,358	Vieworks Co. Ltd. (Korea)	2,962,820

		7,782,666

	Health Care Facilities 0.7%
17,205,696	Cleopatra Hospital* (Egypt)	3,689,026

	Health Care Supplies 1.5%
1,067,169	Advanced Medical Solutions Group plc (United Kingdom)	4,734,946
1,472,451	Nanosonics Ltd.* (Australia)	2,931,949

		7,666,895

	Health Care Technology 2.7%
112,058	Nexus AG (Germany)	3,504,101
348,700	Onyx Healthcare, Inc. (Taiwan)	2,296,203
1,339,743	Pro Medicus Ltd. (Australia)	8,462,798

		14,263,102

64

MARCH 31, 2018 (UNAUDITED)

Shares		Value

	Home Furnishing Retail 0.2%
220,156	Nick Scali Ltd. (Australia)	$1,136,290

	Home Improvement Retail 2.2%
4,500,567	Italtile Ltd. (South Africa)	5,645,310
59,630,900	PT Ace Hardware Indonesia Tbk (Indonesia)	5,760,603

		11,405,913

	Hotels, Resorts & Cruise Lines 0.4%
835,773	Byke Hospitality Ltd. (The) (India)	2,160,778

	Human Resource & Employment Services 1.8%
111,752	en-japan, Inc. (Japan)	6,480,051
90,700	Trust Tech, Inc. (Japan)	2,983,413

		9,463,464

	Industrial Machinery 1.0%
34,573	Aumann AG* (Germany)	2,194,374
133,539	va-Q-tec AG* (Germany)	2,914,620

		5,108,994

	Internet & Direct Marketing Retail 5.8%
156,915	Evolable Asia Corp. (Japan)	3,214,837
434,318	Open Door, Inc.* (Japan)	9,408,420
1,092,560	Webjet Ltd. (Australia)	9,321,933
417,873	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	8,486,665

		30,431,855

	Internet Software & Services 6.7%
604,900	Infomart Corp. (Japan)	5,804,266
72,800	Itokuro, Inc.* (Japan)	4,823,457
464,186	Rakus Co. Ltd. (Japan)	7,481,594
273,731	SMS Co. Ltd. (Japan)	11,666,464
18,123	XING SE (Germany)	5,283,115

		35,058,896

	Investment Banking & Brokerage 2.0%
125,183	M&A Capital Partners Co. Ltd.* (Japan)	10,600,055

	IT Consulting & Other Services 2.3%
53,934	Aubay (France)	2,772,634
50,681	CANCOM SE (Germany)	5,230,085
212,496	eWork Group AB (Sweden)	2,477,103
22,303	Infotel S.A. (France)	1,481,529

		11,961,351

	Life Sciences Tools & Services 0.6%
1,403,804	Horizon Discovery Group plc* (United Kingdom)	2,954,307

	Office Services & Supplies 0.6%
4,176,200	Riverstone Holdings Ltd. (Singapore)	3,285,118

	Other Diversified Financial Services 1.7%
52,488	Hypoport AG* (Germany)	8,818,424

	Packaged Foods & Meats 5.4%
257,500	Dutch Lady Milk Industries Berhad (Malaysia)	4,560,173
145,386	Kotobuki Spirits Co. Ltd. (Japan)	7,651,535
40,052,854	PT Nippon Indosari Corpindo Tbk (Indonesia)	3,505,625
2,263,120	Vitasoy International Holdings Ltd. (China)	5,840,472
4,102,000	Yihai International Holding Ltd. (China)	6,382,657

		27,940,462

Shares		Value

	Personal Products 3.0%
723,120	BWX Ltd. (Australia)	$2,709,822
283,604	Sarantis S.A. (Greece)	5,000,424
575,521	TCI Co. Ltd. (Taiwan)	8,023,778

		15,734,024

	Pharmaceuticals 0.7%
22,330,405	PT Kimia Farma Persero Tbk (Indonesia)	3,558,902

	Property & Casualty Insurance 1.6%
2,925,000	Qualitas Controladora S.A.B. de C.V. (Mexico)	8,125,000

	Real Estate Operating Companies 1.1%
42,982	Corestate Capital Holding S.A. (Germany)	2,446,032
215,000	Japan Property Management Center Co. Ltd. (Japan)	3,267,281

		5,713,313

	Research & Consulting Services 0.6%
45,703	Akka Technologies (France)	2,782,963
21,778	IR Japan Holdings Ltd. (Japan)	496,532

		3,279,495

	Restaurants 3.9%
62,506	AmRest Holdings SE* (Poland)	8,007,897
212,200	Arcland Service Holdings Co. Ltd. (Japan)	4,840,087
552,200	Patisserie Holdings plc (United Kingdom)	2,924,632
925,949	Restaurant Brands New Zealand Ltd. (New Zealand)	4,805,496

		20,578,112

	Semiconductor Equipment 2.0%
464,100	Japan Material Co. Ltd. (Japan)	6,019,059
91,673	TES Co. Ltd. (Korea)	2,605,959
22,075	Tokai Carbon Korea Co. Ltd. (Korea)	1,673,384

		10,298,402

	Semiconductors 0.3%
54,461	KoMiCo Ltd. (Korea)	1,548,146

	Soft Drinks 0.0%
152	Pepsi-Cola Products Philippines, Inc. (Philippines)	8

	Specialty Chemicals 0.8%
738,505	DuluxGroup Ltd. (Australia)	4,216,143

	Specialty Stores 0.2%
109,726	Gear4Music Holdings plc* (United Kingdom)	1,034,515

	Systems Software 1.4%
96,600	Digital Arts, Inc. (Japan)	3,731,272
156,814	Minwise Co. Ltd. (Korea)	3,501,429

		7,232,701

	Technology Hardware, Storage & Peripherals 0.7%
53,149	MGI Digital Graphic Technology* (France)	3,866,366

	Thrifts & Mortgage Finance 1.5%
518,305	Can Fin Homes Ltd. (India)	3,873,880
88,892	Equitable Group, Inc. (Canada)	3,703,747

		7,577,627

	Total Common Stocks (cost $355,130,180)	506,965,266

65

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.5%

	Repurchase Agreement 3.5%
$18,365,249	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $19,360,000 of United States Treasury Notes 2.000% due 5/31/24; value: $18,733,375; repurchase proceeds: $18,365,821 (cost $18,365,249)	$18,365,249

	Total Short-Term Investments (cost $18,365,249)	18,365,249

	Total Investments (cost $373,495,429) 100.5%§	525,330,515

	Liabilities less Other Assets (0.5%)	(2,755,854)

	NET ASSETS 100.0%	$522,574,661

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 49.64%. See Notes to Financial Statements.

At March 31, 2018, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	5.7
Brazil	0.6
Canada	1.3
China	2.4
Denmark	1.5
Egypt	0.7
France	3.6
Germany	7.2
Greece	1.0
India	7.1
Indonesia	2.5
Israel	0.8
Italy	0.9
Japan	27.5
Korea	3.4
Malaysia	3.3
Mexico	2.8
New Zealand	1.5
Pakistan	1.6
Philippines	3.0
Poland	1.6
Singapore	1.2
South Africa	1.7
Sweden	2.1
Taiwan	5.2
Thailand	0.5
Turkey	1.0
United Kingdom	8.3

TOTAL	100.0%

66

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 90.4%

	Automobile Manufacturers 1.5%
28,500	General Motors Co.	$1,035,690

	Communications Equipment 5.5%
90,200	Cisco Systems, Inc.‡	3,868,678

	Diversified Banks 12.0%
49,016	Citigroup, Inc.	3,308,580
136,800	ING Groep N.V. ADR (Netherlands)	2,316,024
54,000	Wells Fargo & Co.	2,830,140

		8,454,744

	Drug Retail 2.8%
32,000	CVS Health Corp.	1,990,720

	Electric Utilities 7.1%
9,000	Entergy Corp.	709,020
110,135	Exelon Corp.‡	4,296,366

		5,005,386

	Electrical Components & Equipment 1.7%
18,023	Emerson Electric Co.	1,230,971

	Fertilizers & Agricultural Chemicals 2.7%
79,995	Mosaic Co. (The)	1,942,279

	Food Retail 1.9%
56,600	Kroger Co. (The)	1,355,004

	Health Care Equipment 2.8%
24,700	Medtronic plc	1,981,434

	Health Care Services 3.0%
13,205	Laboratory Corp. of America Holdings*	2,135,909

	Hotels, Resorts & Cruise Lines 2.7%
98,255	Extended Stay America, Inc.**	1,942,501

	Integrated Oil & Gas 7.0%
37,900	Royal Dutch Shell plc ADR (Netherlands)	2,418,399
73,000	Suncor Energy, Inc. (Canada)	2,521,420

		4,939,819

	Integrated Telecommunication Services 4.3%
45,000	AT&T, Inc.	1,604,250
30,300	Verizon Communications, Inc.	1,448,946

		3,053,196

	Oil & Gas Drilling 0.9%
141,000	Ensco plc, Class A	618,990

	Oil & Gas Exploration & Production 3.4%
40,000	Anadarko Petroleum Corp.	2,416,400

	Packaged Foods & Meats 2.0%
31,960	General Mills, Inc.	1,440,118

	Pharmaceuticals 16.8%
8,000	Allergan plc	1,346,320
25,948	Johnson & Johnson	3,325,236
39,273	Novartis AG ADR (Switzerland)	3,175,222
112,400	Pfizer, Inc.‡	3,989,076

		11,835,854

	Semiconductors 2.9%
75,000	Tower Semiconductor Ltd.* (Israel)	2,018,250

	Specialized REITs 3.6%
45,500	EPR Properties	2,520,700

Shares		Value

	Systems Software 3.9%
59,650	Oracle Corp.	$2,728,987

	Technology Hardware, Storage & Peripherals 1.9%
8,000	Apple, Inc.‡	1,342,240

	Total Common Stocks (cost $59,672,142)	63,857,870

	LIMITED PARTNERSHIP INTEREST 3.7%

	Asset Management & Custody Banks 3.7%
80,892	Blackstone Group L.P. (The)‡	2,584,499

	Total Limited Partnership Interest (cost $2,437,027)	2,584,499

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.3%

	Repurchase Agreement 5.3%
$3,729,660	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $3,820,000 of United States Treasury Notes 0.125% due 7/15/24; value: $1,526,397; United States Treasury Notes 2.250% due 10/31/24; value: $2,278,047; repurchase proceeds: $3,729,776 (cost $3,729,660)	$3,729,660

	Total Short-Term Investments (cost $3,729,660)	3,729,660

	Total Investments (cost $65,838,829) 99.4%	70,172,029

	Other Assets less Liabilities 0.6%	438,008

	NET ASSETS 100.0%	$70,610,037

67

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	SECURITIES SOLD SHORT 25.6%

	Application Software 2.9%
19,200	Paycom Software, Inc.*	$2,061,888

	Automotive Retail 2.4%
27,963	CarMax, Inc.*	1,732,028

	Copper 2.2%
88,000	Freeport-McMoRan, Inc.*	1,546,160

	Distillers & Vintners 2.7%
35,625	Brown-Forman Corp., Class B	1,938,000

	Health Care Equipment 2.3%
13,500	Inogen, Inc.*	1,658,340

	Home Furnishing Retail 1.0%
7,399	RH*	704,977

	Hotels, Resorts & Cruise Lines 2.1%
18,120	Choice Hotels International, Inc.	1,452,318

	Packaged Foods & Meats 4.5%
79,200	Blue Buffalo Pet Products, Inc.*	3,152,952

	Personal Products 3.5%
16,300	Estee Lauder Cos., Inc. (The), Class A	2,440,436

	Pharmaceuticals 2.0%
41,000	Prestige Brands Holdings, Inc.*	1,382,520

	Total Securities Sold Short (proceeds $12,392,190)	18,069,619

*Non-income producing.

**Common units.

‡All or a portion of this security has been designated as collateral for short sales (see Note 3).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Long/Short Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Canada	3.8
Israel	3.0
Netherlands	7.1
Switzerland	4.8
United States	81.3

TOTAL	100.0%

68

WASATCH MICRO CAP FUND (WMICX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 91.7%

	Apparel, Accessories & Luxury Goods 2.3%
320,322	Superior Uniform Group, Inc.	$8,414,859

	Application Software 7.4%
77,715	Digimarc Corp.*	1,861,274
54,600	Esker S.A. (France)	3,498,807
104,244	Everbridge, Inc.*	3,815,331
427,000	Fortnox AB (Sweden)	2,536,492
55,458	Globant S.A.* (Argentina)	2,858,305
29,581	HubSpot, Inc.*	3,203,622
20,300	Tyler Technologies, Inc.*	4,282,488
181,856	Upland Software, Inc.*	5,235,634

		27,291,953

	Asset Management & Custody Banks 1.2%
9,475	Diamond Hill Investment Group, Inc.	1,957,156
800,000	Tatton Asset Management plc (United Kingdom)	2,381,784

		4,338,940

	Biotechnology 7.3%
241,491	Abcam plc (United Kingdom)	4,194,099
227,158	ChemoCentryx, Inc.*	3,089,349
206,600	Cytokinetics, Inc.*	1,487,520
46,579	Esperion Therapeutics, Inc.*	3,369,059
94,075	Exact Sciences Corp.*	3,794,045
98,437	Flexion Therapeutics, Inc.*	2,205,973
212,853	Inovio Pharmaceuticals, Inc.*	1,002,537
230,728	Sangamo Therapeutics Inc.*	4,383,832
138,488	Selecta Biosciences, Inc.*	1,411,193
171,700	Unum Therapeutics, Inc.*	1,907,587

		26,845,194

	Building Products 0.8%
25,836	Trex Co., Inc.*	2,810,182

	Construction & Engineering 1.0%
64,188	NV5 Global, Inc.*	3,578,481

	Consumer Electronics 1.1%
347,058	ZAGG, Inc.*	4,234,108

	Consumer Finance 0.6%
250,000	MAS Financial Services Ltd. (India)	2,240,433

	Department Stores 2.5%
317,634	V-Mart Retail Ltd. (India)	9,228,230

	Diversified Banks 1.1%
1,461,736	City Union Bank Ltd. (India)	3,881,063

	Diversified Support Services 1.9%
425,000	Clipper Logistics plc (United Kingdom)	2,175,885
229,700	Japan Elevator Service Holdings Co. Ltd. (Japan)	4,965,086

		7,140,971

	Drug Retail 0.8%
74,000	Yakuodo Co. Ltd. (Japan)	2,774,870

	Education Services 1.9%
623,663	Cambium Learning Group, Inc.*	6,985,026

	Electronic Equipment & Instruments 2.2%
28,862	Mesa Laboratories, Inc.	4,284,275
344,476	Napco Security Technologies, Inc.*	4,030,369

		8,314,644

Shares		Value

	Electronic Manufacturing Services 0.9%
109,261	Fabrinet*	$3,428,610

	Environmental & Facilities Services 1.2%
186,494	Heritage-Crystal Clean, Inc.*	4,391,934

	Food Distributors 1.0%
156,796	Chefs’ Warehouse, Inc. (The)*	3,606,308

	General Merchandise Stores 1.6%
99,177	Ollie’s Bargain Outlet Holdings, Inc.*	5,980,373

	Health Care Distributors 1.4%
199,975	PetIQ, Inc.*	5,319,335

	Health Care Equipment 2.7%
136,769	AtriCure, Inc.*	2,806,500
102,991	LeMaitre Vascular, Inc.	3,731,364
154,628	Oxford Immunotec Global plc*	1,925,118
306,405	Tandem Diabetes Care, Inc.*	1,519,769

		9,982,751

	Health Care Facilities 1.5%
213,017	Ensign Group, Inc. (The)	5,602,347

	Health Care Technology 2.5%
52,297	Omnicell, Inc.*	2,269,690
181,778	Tabula Rasa HealthCare, Inc.*	7,052,986

		9,322,676

	Heavy Electrical Equipment 1.0%
119,373	TPI Composites, Inc.*	2,679,924
643,719	Triveni Turbine Ltd. (India)	988,286

		3,668,210

	Homebuilding 3.1%
49,615	Installed Building Products, Inc.*	2,979,381
69,387	LGI Homes, Inc.*	4,896,640
260,000	Select Interior Concepts, Inc.* *** †	3,445,000

		11,321,021

	Human Resource & Employment Services 1.5%
174,100	UT Group Co. Ltd.* (Japan)	5,726,704

	Industrial Machinery 5.2%
122,483	Altra Industrial Motion Corp.	5,628,094
616,621	Elgi Equipments Ltd. (India)	2,400,672
59,458	Kadant, Inc.	5,618,781
246,322	Kornit Digital Ltd.* (Israel)	3,177,554
111,977	va-Q-tec AG* (Germany)	2,444,008

		19,269,109

	Industrial REITs 1.2%
296,775	Monmouth Real Estate Investment Corp.	4,463,496

	Internet & Direct Marketing Retail 0.8%
142,800	Open Door, Inc.* (Japan)	3,093,407

	Internet Software & Services 6.7%
98,730	Bandwidth, Inc., Class A*	3,224,522
73,521	Envestnet, Inc.*	4,212,753
144,767	Five9, Inc.*	4,312,609
97,182	Instructure, Inc.*	4,096,221
112,000	SMS Co. Ltd. (Japan)	4,773,460
183,430	TrueCar, Inc.*	1,735,248
43,465	Tucows, Inc., Class A*	2,434,040

		24,788,853

69

WASATCH MICRO CAP FUND (WMICX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	Investment Banking & Brokerage 1.1%
50,000	M&A Capital Partners Co. Ltd.* (Japan)	$4,233,824

	Leisure Products 1.1%
160,384	MCBC Holdings, Inc.*	4,041,677

	Managed Health Care 1.4%
86,880	HealthEquity, Inc.*	5,259,715

	Oil & Gas Equipment & Services 1.5%
197,618	Pason Systems, Inc. (Canada)	2,645,951
174,608	Solaris Oilfield Infrastructure, Inc.*	2,891,508

		5,537,459

	Oil & Gas Exploration & Production 0.6%
1,039,285	Abraxas Petroleum Corp.*	2,307,213

	Packaged Foods & Meats 2.8%
406,442	Freshpet, Inc.*	6,685,971
1,500,000	Prabhat Dairy Ltd. (India)	3,499,424

		10,185,395

	Pharmaceuticals 1.1%
190,779	Intra-Cellular Therapies, Inc.*	4,015,898

	Regional Banks 3.2%
128,865	CBTX, Inc.	3,793,786
74,875	Customers Bancorp, Inc.*	2,182,606
184,312	People’s Utah Bancorp	5,953,277

		11,929,669

	Restaurants 3.5%
149,548	Chuy’s Holdings, Inc.*	3,918,157
264,266	Fiesta Restaurant Group, Inc.*	4,888,921
275,004	Zoe’s Kitchen, Inc.*	3,971,058

		12,778,136

	Semiconductors 2.0%
139,664	Inphi Corp.*	4,203,886
37,045	NVE Corp.	3,078,810

		7,282,696

	Systems Software 4.2%
88,589	CyberArk Software Ltd.* (Israel)	4,519,811
19,735	ForeScout Technologies, Inc.*	640,203
197,111	Rapid7, Inc.*	5,040,128
89,647	Varonis Systems, Inc.*	5,423,644

		15,623,786

	Technology Hardware, Storage & Peripherals 1.5%
632,944	USA Technologies, Inc.*	5,696,496

	Thrifts & Mortgage Finance 3.3%
78,507	Equitable Group, Inc. (Canada)	3,271,049
416,495	GRUH Finance Ltd. (India)	3,675,215
15,721	LendingTree, Inc.*	5,158,846

		12,105,110

	Total Common Stocks (cost $223,709,130)	339,041,162

Principal Amount		Value

	SHORT-TERM INVESTMENTS 8.9%

	Repurchase Agreement 8.9%
$32,894,481	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $34,675,000 of United States Treasury Notes 2.000% due 5/31/24; value: $33,552,674; repurchase proceeds: $32,895,505 (cost $32,894,481)	$32,894,481

	Total Short-Term Investments (cost $32,894,481)	32,894,481

	Total Investments (cost $256,603,611) 100.6%§	371,935,643

	Liabilities less Other Assets (0.6%)	(2,360,566)

	NET ASSETS 100.0%	$369,575,077

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 10.99%.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.8
Canada	1.8
France	1.0
Germany	0.7
India	7.6
Israel	2.3
Japan	7.5
Sweden	0.8
United Kingdom	2.6
United States	74.9

TOTAL	100.0%

70

WASATCH MICRO CAP VALUE FUND (WAMVX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 94.6%

	Air Freight & Logistics 0.8%
500,000	Radiant Logistics, Inc.*	$1,935,000

	Alternative Carriers 1.6%
200,113	Gamma Communications plc (United Kingdom)	1,965,311
212,000	ORBCOMM, Inc.*	1,986,440

		3,951,751

	Apparel, Accessories & Luxury Goods 1.0%
95,000	Superior Uniform Group, Inc.	2,495,650

	Application Software 4.0%
37,000	Ebix, Inc.	2,756,500
31,000	Esker S.A. (France)	1,986,502
80,000	Everbridge, Inc.*	2,928,000
46,000	Globant S.A.* (Argentina)	2,370,840

		10,041,842

	Asset Management & Custody Banks 2.4%
800,000	Fiducian Group Ltd. (Australia)	2,987,336
82,000	Hamilton Lane, Inc., Class A	3,052,860

		6,040,196

	Biotechnology 1.1%
150,000	Cytokinetics, Inc.*	1,080,000
39,000	Exact Sciences Corp.*	1,572,870

		2,652,870

	Brewers 0.9%
700,000	Turk Tuborg Bira ve Malt Sanayii A.S. (Turkey)	2,247,991

	Building Products 1.6%
64,500	Patrick Industries, Inc.*	3,989,325

	Computer & Electronics Retail 0.5%
3,000,000	GAME Digital plc (United Kingdom)	1,204,347

	Construction & Engineering 1.2%
54,000	NV5 Global, Inc.*	3,010,500

	Construction Machinery & Heavy Trucks 1.3%
162,000	Wabash National Corp.	3,371,220

	Consumer Electronics 0.9%
191,000	ZAGG, Inc.*	2,330,200

	Consumer Finance 0.8%
155,559	OP Bancorp*	1,936,710

	Diversified Banks 0.8%
780,000	City Union Bank Ltd. (India)	2,070,982

	Diversified Metals & Mining 0.7%
160,000	Ferroglobe plc* (United Kingdom)	1,716,800

	Diversified Support Services 1.0%
1,350,000	Johnson Service Group plc (United Kingdom)	2,564,545

	Education Services 0.9%
328,000	AcadeMedia AB* (Sweden)	2,143,282

	Electronic Equipment & Instruments 2.5%
285,000	Napco Security Technologies, Inc.*	3,334,500
106,000	Optex Group Co. Ltd. (Japan)	2,800,301

		6,134,801

Shares		Value

	Electronic Manufacturing Services 1.2%
98,000	Fabrinet*	$3,075,240

	Environmental & Facilities Services 0.7%
338,000	Hudson Technologies, Inc.*	1,669,720

	Financial Exchanges & Data 0.3%
200,000	Infront ASA* (Norway)	714,395

	Food Retail 0.6%
290,000	Majestic Wine plc (United Kingdom)	1,619,343

	General Merchandise Stores 1.6%
36,000	Ollie’s Bargain Outlet Holdings, Inc.*	2,170,800
36,000	Seria Co. Ltd. (Japan)	1,820,215

		3,991,015

	Health Care Distributors 1.3%
118,000	PetIQ, Inc.*	3,138,800

	Health Care Equipment 3.0%
118,000	AtriCure, Inc.*	2,421,360
194,000	Oxford Immunotec Global plc*	2,415,300
80,000	Tactile Systems Technology, Inc.*	2,544,000

		7,380,660

	Health Care Facilities 2.1%
97,000	Ensign Group, Inc. (The)	2,551,100
92,000	Japan Animal Referral Medical Center Co. Ltd.* (Japan)	2,650,063

		5,201,163

	Health Care Services 1.8%
42,000	LHC Group, Inc.*	2,585,520
63,000	National Research Corp., Class A	1,842,750

		4,428,270

	Health Care Supplies 1.1%
181,000	OrthoPediatrics Corp.*	2,725,860

	Health Care Technology 2.0%
106,000	Nexus AG (Germany)	3,314,665
41,000	Omnicell, Inc.*	1,779,400

		5,094,065

	Heavy Electrical Equipment 0.8%
88,000	TPI Composites, Inc.*	1,975,600

	Home Furnishing Retail 1.1%
77,000	Sleep Number Corp.*	2,706,550

	Homebuilding 3.5%
29,000	Installed Building Products, Inc.*	1,741,450
44,000	LGI Homes, Inc.*	3,105,080
300,000	Select Interior Concepts, Inc.* *** †	3,975,000

		8,821,530

	Housewares & Specialties 0.1%
272,692	OurPet’s Co.*	313,596

	Human Resource & Employment Services 1.1%
142,691	BG Staffing, Inc.	2,709,702

	Industrial Machinery 4.1%
55,000	Altra Industrial Motion Corp.	2,527,250
24,000	John Bean Technologies Corp.	2,721,600
20,000	Kadant, Inc.	1,890,000
43,580	Taylor Devices, Inc.*	470,664
116,000	va-Q-tec AG* (Germany)	2,531,814

		10,141,328

71

WASATCH MICRO CAP VALUE FUND (WAMVX)

Schedule of Investments (continued)

Shares		Value

	Industrial REITs 0.7%
115,489	Monmouth Real Estate Investment Corp.	$1,736,955

	Integrated Telecommunication Services 1.0%
220,000	Ooma, Inc.*	2,398,000

	Internet Software & Services 2.5%
118,000	Rakus Co. Ltd. (Japan)	1,901,884
86,000	Reis, Inc.	1,844,700
47,000	Tucows, Inc., Class A*	2,632,000

		6,378,584

	IT Consulting & Other Services 1.4%
217,000	Hackett Group, Inc. (The)	3,485,020

	Mortgage REITs 0.7%
210,000	Arbor Realty Trust, Inc.	1,852,200

	Multi-Sector Holdings 0.9%
144,000	Compass Diversified Holdings	2,361,600

	Oil & Gas Equipment & Services 0.9%
130,000	Solaris Oilfield Infrastructure, Inc.*	2,152,800

	Oil & Gas Exploration & Production 1.0%
253,000	Earthstone Energy, Inc., Class A*	2,560,360

	Packaged Foods & Meats 2.6%
168,000	Freshpet, Inc.*	2,763,600
1,736,400	Kawan Food BHD (Malaysia)	996,589
1,700,000	Yihai International Holding Ltd. (China)	2,645,177

		6,405,366

	Personal Products 0.8%
120,000	Sarantis S.A. (Greece)	2,115,805

	Pharmaceuticals 0.6%
67,000	Intra-Cellular Therapies, Inc.*	1,410,350

	Property & Casualty Insurance 2.7%
150,000	Atlas Financial Holdings, Inc.*	1,552,500
81,000	HCI Group, Inc.	3,090,960
126,000	Kingstone Cos., Inc.	2,116,800

		6,760,260

	Publishing 0.7%
119,918	Proto Corp. (Japan)	1,876,448

	Real Estate Operating Companies 1.0%
157,000	Japan Property Management Center Co. Ltd. (Japan)	2,385,875

	Regional Banks 11.1%
82,480	Bankwell Financial Group, Inc.	2,662,454
133,000	Blue Hills Bancorp, Inc.	2,773,050
75,000	Customers Bancorp, Inc.*	2,186,250
166,925	Esquire Financial Holdings, Inc.*	4,072,970
96,000	First of Long Island Corp. (The)	2,635,200
98,000	Investar Holding Corp.	2,533,300
57,000	Metropolitan Bank Holding Corp.*	2,400,270
79,000	People’s Utah Bancorp	2,551,700
143,000	SmartFinancial, Inc.*	3,369,080
71,713	Sound Financial Bancorp, Inc.	2,628,282

		27,812,556

	Research & Consulting Services 1.0%
110,000	IR Japan Holdings Ltd. (Japan)	2,507,965

	Semiconductor Equipment 1.1%
113,555	Ichor Holdings Ltd.*	2,749,167

Shares		Value

	Semiconductors 1.9%
64,000	Inphi Corp.*	$1,926,400
105,000	Tower Semiconductor Ltd.* (Israel)	2,825,550

		4,751,950

	Specialized Consumer Services 0.8%
200,000	Tear Corp. (Japan)	1,945,397

	Specialty Chemicals 1.1%
107,000	Ferro Corp.*	2,484,540
13,636	Northern Technologies International Corp.	306,810

		2,791,350

	Steel 0.2%
16,122	Haynes International, Inc.	598,287

	Technology Hardware, Storage & Peripherals 2.5%
549,990	One Stop Systems, Inc.*	2,419,956
415,000	USA Technologies, Inc.*	3,735,000

		6,154,956

	Thrifts & Mortgage Finance 4.7%
96,000	BofI Holding, Inc.*	3,890,880
103,000	Entegra Financial Corp.*	2,987,000
186,086	Luther Burbank Corp.	2,234,893
290,000	Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	2,552,752

		11,665,525

	Trading Companies & Distributors 2.3%
161,000	Hardwoods Distribution, Inc. (Canada)	2,349,362
43,000	SiteOne Landscape Supply, Inc.*	3,312,720

		5,662,082

	Total Common Stocks (cost $169,150,139)	236,063,707

	CONVERTIBLE PREFERRED STOCKS 0.6%

	Oil & Gas Refining & Marketing 0.6%
580,849	Vertex Energy, Inc., Pfd., 6.00% PIK Series B* *** †	1,544,189

	Total Convertible Preferred Stocks (cost $1,705,632)	1,544,189

	RIGHTS 0.1%

	Health Care Supplies 0.0%
375,000	Synergetics USA, Inc.* *** †	3,750

	Pharmaceuticals 0.1%
1	Acetylon Pharmaceuticals, Inc.* *** †	326,356
1	Acetylon Pharmaceuticals, Inc.* *** †	—

		326,356

	Total Rights (cost $71,250)	330,106

72

MARCH 31, 2018 (UNAUDITED)

Shares		Value

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals, LLC* *** †	$46,991

	Total Limited Liability Company Membership Interest (cost $30,001)	46,991

	WARRANTS 0.0%

	Oil & Gas Refining & Marketing 0.0%
250,000	Vertex Energy, Inc., expiring 12/24/2020* *** †	11,448

	Total Warrants (cost $95,000)	11,448

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.1%

	Repurchase Agreement 6.1%
$15,171,597	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $15,995,000 of United States Treasury Notes 2.000% due 5/31/24; value: $15,477,290; repurchase proceeds: $15,172,069 (cost $15,171,597)	$15,171,597

	Total Short-Term Investments (cost $15,171,597)	15,171,597

	Total Investments (cost $186,223,619) 101.4%§	253,168,038

	Liabilities less Other Assets (1.4%)	(3,545,684)

	NET ASSETS 100.0%	$249,622,354

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 12.04%.

PIK Payment in kind.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.0
Australia	1.3
Canada	1.0
China	1.1
France	0.8
Germany	2.5
Greece	0.9
India	0.9
Israel	1.2
Japan	7.5
Malaysia	0.4
Norway	0.3
Sweden	0.9
Turkey	0.9
United Kingdom	4.9
United States	74.4

TOTAL	100.0%

73

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 94.2%

	Aerospace & Defense 3.3%
808,858	HEICO Corp., Class A	$57,388,475

	Air Freight & Logistics 1.6%
23,918,023	Aramex PJSC* (United Arab Emirates)	28,651,748

	Airlines 1.9%
192,453	Allegiant Travel Co.	33,207,765

	Application Software 9.9%
501,273	Globant S.A.* (Argentina)	25,835,610
207,801	HubSpot, Inc.*	22,504,848
921,146	Paylocity Holding Corp.*	47,190,310
175,913	Ultimate Software Group, Inc. (The)*	42,869,998
727,838	Zendesk, Inc.*	34,841,605

		173,242,371

	Automotive Retail 1.9%
626,669	Monro, Inc.	33,589,458

	Biotechnology 9.0%
2,099,449	Abcam plc (United Kingdom)	36,462,214
1,086,829	ChemoCentryx, Inc.*	14,780,874
640,249	Cytokinetics, Inc.*	4,609,793
287,373	Esperion Therapeutics, Inc.*	20,785,689
472,938	Exact Sciences Corp.*	19,073,590
302,906	Flexion Therapeutics, Inc.*	6,788,123
1,218,886	Inovio Pharmaceuticals, Inc.*	5,740,953
546,626	MacroGenics, Inc.*	13,753,110
1,211,109	Sangamo Therapeutics Inc.*	23,011,071
227,469	Seattle Genetics, Inc.*	11,905,728

		156,911,145

	Building Products 2.1%
937,385	AAON, Inc.	36,558,015

	Diversified Support Services 5.3%
1,150,330	Copart, Inc.*	58,586,307
784,060	Healthcare Services Group, Inc.	34,090,929

		92,677,236

	Food Distributors 1.2%
933,440	Chefs’ Warehouse, Inc. (The)*	21,469,120

	General Merchandise Stores 2.8%
823,903	Ollie’s Bargain Outlet Holdings, Inc.*	49,681,351

	Health Care Equipment 3.5%
386,209	Cantel Medical Corp.	43,027,545
215,671	Insulet Corp.*	18,694,362

		61,721,907

	Health Care Facilities 2.2%
1,466,643	Ensign Group, Inc. (The)	38,572,711

	Health Care Supplies 2.0%
529,812	Neogen Corp.*	35,492,106

	Homebuilding 1.1%
271,966	LGI Homes, Inc.*	19,192,641

	Industrial Machinery 5.9%
522,015	Barnes Group, Inc.	31,263,478
345,824	RBC Bearings, Inc.*	42,951,341
553,946	Sun Hydraulics Corp.	29,669,348

		103,884,167

	Internet & Direct Marketing Retail 1.1%
283,659	Wayfair, Inc., Class A*	19,155,492

	Internet Software & Services 1.7%
509,181	Envestnet, Inc.*	29,176,071

Shares		Value

	IT Consulting & Other Services 1.5%
409,744	InterXion Holding N.V.* (Netherlands)	$25,449,200

	Life Sciences Tools & Services 3.3%
488,975	ICON plc* (Ireland)	57,767,506

	Managed Health Care 1.9%
550,644	HealthEquity, Inc.*	33,335,988

	Pharmaceuticals 1.0%
792,780	Intra-Cellular Therapies, Inc.*	16,688,019

	Real Estate Services 1.4%
497,861	HFF, Inc., Class A	24,743,692

	Regional Banks 8.1%
658,878	Eagle Bancorp, Inc.*	39,433,849
877,593	Metro Bank plc* (United Kingdom)	43,234,326
461,044	Pinnacle Financial Partners, Inc.	29,599,025
330,168	Texas Capital Bancshares, Inc.*	29,682,103

		141,949,303

	Restaurants 2.0%
631,556	Chuy’s Holdings, Inc.*	16,546,767
977,427	Fiesta Restaurant Group, Inc.*	18,082,400

		34,629,167

	Semiconductors 2.0%
294,371	Monolithic Power Systems, Inc.	34,079,331

	Specialty Stores 4.4%
770,784	Five Below, Inc.*	56,529,298
631,980	National Vision Holdings, Inc.*	20,419,274

		76,948,572

	Systems Software 5.9%
361,704	CyberArk Software Ltd.* (Israel)	18,454,138
296,812	Forescout Technologies, Inc.* *** †	9,294,790
535,664	Fortinet, Inc.*	28,700,877
220,959	Proofpoint, Inc.*	25,111,990
838,608	Rapid7, Inc.*	21,443,207

		103,005,002

	Trading Companies & Distributors 3.3%
393,314	SiteOne Landscape Supply, Inc.*	30,300,910
445,393	WESCO International, Inc.*	27,636,636

		57,937,546

	Trucking 2.9%
1,099,266	Knight-Swift Transportation Holdings, Inc.	50,577,229

	Total Common Stocks (cost $1,030,485,360)	1,647,682,334

	PREFERRED STOCKS 2.6%

	Biotechnology 0.0%
677,966	Nanosys, Inc., Series D Pfd.* *** †	305,627
161,519	Nanosys, Inc., Series E Pfd.* *** †	189,058

		494,685

	Oil & Gas Equipment & Services 0.9%
5,818,582	Drilling Info Holdings, Inc., Series B Pfd., 0.49%*** †	15,350,001

74

MARCH 31, 2018 (UNAUDITED)

Shares		Value

	Systems Software 1.7%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	$6,397,861
33,296	DocuSign, Inc., Series B Pfd.* *** †	909,314
9,974	DocuSign, Inc., Series B-1 Pfd.* *** †	272,390
23,905	DocuSign, Inc., Series D Pfd.* *** †	652,846
618,152	DocuSign, Inc., Series E Pfd.* *** †	16,881,731
157,124	DocuSign, Inc., Series F Pfd.* *** †	4,291,057

		29,405,199

	Total Preferred Stocks (cost $34,472,294)	45,249,885

	LIMITED PARTNERSHIP INTEREST 0.2%

	Asset Management & Custody Banks 0.2%
	Greenspring Global Partners II-B, L.P.* *** †	1,952,685
	Greenspring Global Partners III-B, L.P.* *** †	1,055,562

		3,008,247

	Total Limited Partnership Interest (cost $2,707,239)	3,008,247

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.9%

	Repurchase Agreement 2.9%
$51,521,965	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $54,315,000 of United States Treasury Notes 2.000% due 5/31/24; value: $52,556,986; repurchase proceeds: $51,523,568 (cost $51,521,965)	$51,521,965

	Total Short-Term Investments (cost $51,521,965)	51,521,965

	Total Investments (cost $1,119,186,858) 99.9%§	1,747,462,431

	Other Assets less Liabilities 0.1%	1,256,332

	NET ASSETS 100.0%	$1,748,718,763

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 4.56%.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.5
Ireland	3.4
Israel	1.1
Netherlands	1.5
United Arab Emirates	1.7
United Kingdom	4.7
United States	86.1

TOTAL	100.0%

75

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.9%

	Aerospace & Defense 2.5%
136,605	HEICO Corp., Class A	$9,692,125

	Airlines 1.7%
37,995	Allegiant Travel Co.	6,556,037

	Apparel Retail 0.5%
458,267	J.Jill, Inc.*	2,025,540

	Application Software 1.9%
98,815	Ebix, Inc.	7,361,718

	Asset Management & Custody Banks 1.8%
189,785	Hamilton Lane, Inc., Class A	7,065,696

	Auto Parts & Equipment 2.4%
140,230	Dorman Products, Inc.*	9,284,628

	Automotive Retail 6.1%
88,111	Lithia Motors, Inc., Class A	8,856,918
279,508	Monro, Inc.	14,981,629

		23,838,547

	Commercial Printing 2.3%
57,371	Cimpress N.V.*	8,875,294

	Consumer Electronics 1.7%
546,866	ZAGG, Inc.*	6,671,765

	Consumer Finance 1.7%
20,683	Credit Acceptance Corp.*	6,833,870

	Data Processing & Outsourced Services 3.6%
179,494	Euronet Worldwide, Inc.*	14,165,666

	Diversified Banks 1.1%
1,624,218	City Union Bank Ltd. (India)	4,312,469

	Diversified Support Services 2.4%
184,588	Copart, Inc.*	9,401,067

	Electronic Manufacturing Services 1.5%
188,568	Fabrinet*	5,917,264

	Health Care Facilities 2.8%
411,833	Ensign Group, Inc. (The)	10,831,208

	Health Care REITs 1.5%
321,778	Sabra Health Care REIT, Inc.	5,679,382

	Health Care Services 2.0%
125,178	LHC Group, Inc.*	7,705,958

	Home Furnishing Retail 2.5%
279,595	Sleep Number Corp.*	9,827,764

	Homebuilding 1.5%
80,903	LGI Homes, Inc.*	5,709,325

	Hotel & Resort REITs 1.9%
540,446	Summit Hotel Properties, Inc.	7,355,470

	Industrial Machinery 4.7%
274,368	Altra Industrial Motion Corp.	12,607,210
60,095	Kadant, Inc.	5,678,977

		18,286,187

	Industrial REITs 2.2%
568,353	Monmouth Real Estate Investment Corp.	8,548,029

	Internet Software & Services 1.4%
28,030	Stamps.com, Inc.*	5,635,432

	IT Consulting & Other Services 2.3%
567,176	Hackett Group, Inc. (The)	9,108,847

Shares		Value

	Life Sciences Tools & Services 2.0%
66,253	ICON plc* (Ireland)	$7,827,129

	Mortgage REITs 4.9%
1,178,364	Arbor Realty Trust, Inc.	10,393,170
1,143,977	MFA Financial, Inc.	8,614,147

		19,007,317

	Oil & Gas Equipment & Services 1.4%
202,791	Oil States International, Inc.*	5,313,124

	Oil & Gas Exploration & Production 2.7%
387,359	Earthstone Energy, Inc., Class A*	3,920,073
2,422,751	Gran Tierra Energy, Inc.* (Colombia)	6,759,475

		10,679,548

	Personal Products 1.8%
93,379	Nu Skin Enterprises, Inc., Class A	6,882,966

	Property & Casualty Insurance 2.2%
388,948	Atlas Financial Holdings, Inc.*	4,025,612
116,894	HCI Group, Inc.	4,460,675

		8,486,287

	Regional Banks 12.3%
352,245	First of Long Island Corp. (The)	9,669,125
87,772	Metropolitan Bank Holding Corp.*	3,696,079
149,251	Prosperity Bancshares, Inc.	10,840,100
193,669	Republic First Bancorp, Inc.*	1,684,920
405,742	State Bank Financial Corp.	12,176,318
182,642	Webster Financial Corp.	10,118,367

		48,184,909

	Restaurants 1.2%
244,522	Fiesta Restaurant Group, Inc.*	4,523,657

	Semiconductors 1.5%
216,463	Tower Semiconductor Ltd.* (Israel)	5,825,019

	Specialized REITs 2.1%
327,715	National Storage Affiliates Trust	8,219,092

	Specialty Chemicals 2.3%
129,165	Innospec, Inc.	8,860,719

	Thrifts & Mortgage Finance 2.2%
212,536	BofI Holding, Inc.*	8,614,084

	Trading Companies & Distributors 2.6%
165,968	WESCO International, Inc.*	10,298,314

	Trucking 4.7%
252,147	Knight-Swift Transportation Holdings, Inc.	11,601,283
46,705	Old Dominion Freight Line, Inc.	6,864,234

		18,465,517

	Total Common Stocks (cost $298,557,254)	381,876,970

	LIMITED PARTNERSHIP INTEREST 0.9%

	Oil & Gas Storage & Transportation 0.9%
125,462	Delek Logistics Partners L.P.	3,556,848

	Total Limited Partnership Interest (cost $4,353,289)	3,556,848

76

MARCH 31, 2018 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$8,282,068	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $8,735,000 of United States Treasury Notes 2.000% due 5/31/24; value: $8,452,274; repurchase proceeds: $8,282,326 (cost $8,282,068)	$8,282,068

	Total Short-Term Investments (cost $8,282,068)	8,282,068

	Total Investments (cost $311,192,611) 100.9%§	393,715,886

	Liabilities less Other Assets (0.9%)	(3,385,082)

	NET ASSETS 100.0%	$390,330,804

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.10%.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Colombia	1.8
India	1.1
Ireland	2.0
Israel	1.5
United States	93.6

TOTAL	100.0%

77

WASATCH STRATEGIC INCOME FUND (WASIX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 72.6%

	Air Freight & Logistics 1.3%
2,800	FedEx Corp.	$672,308

	Apparel Retail 1.3%
8,605	Ross Stores, Inc.	671,018

	Asset Management & Custody Banks 7.3%
71,788	Alcentra Capital Corp.	499,645
3,050	Ameriprise Financial, Inc.	451,217
74,606	Ares Capital Corp.	1,183,997
59,913	Medallion Financial Corp.*	278,595
53,600	Solar Capital Ltd.	1,088,616
34,621	Triangle Capital Corp.	385,332

		3,887,402

	Broadcasting 1.2%
12,860	CBS Corp., Class B	660,875

	Cable & Satellite 4.6%
63,700	Comcast Corp., Class A	2,176,629
1,000	Naspers Ltd., Class N (South Africa)	244,713

		2,421,342

	Consumer Finance 0.9%
6,489	Discover Financial Services	466,754

	Data Processing & Outsourced Services 7.6%
12,285	MasterCard, Inc., Class A	2,151,841
15,725	Visa, Inc., Class A	1,881,024

		4,032,865

	Diversified REITs 2.5%
91,000	Colony NorthStar, Inc., Class A	511,420
355,714	Star Asia Capital Corp Ltd.* *** †	811,028

		1,322,448

	Drug Retail 4.4%
14,672	CVS Health Corp.	912,745
21,879	Walgreens Boots Alliance, Inc.	1,432,418

		2,345,163

	Financial Exchanges & Data 0.3%
1,091	MSCI, Inc., Class A	163,072
300	OTC Markets Group, Inc.	8,040

		171,112

	Health Care Distributors 0.5%
1,847	McKesson Corp.	260,187

	Home Improvement Retail 2.5%
7,500	Home Depot, Inc. (The)	1,336,800

	Hotels, Resorts & Cruise Lines 1.5%
40,158	Extended Stay America, Inc.**	793,924

	Industrial Conglomerates 0.6%
19,570	General Electric Co.	263,804
436	Siemens AG (Germany)	55,632

		319,436

	Industrial Machinery 1.0%
3,500	Snap-on, Inc.	516,390

	Integrated Oil & Gas 3.2%
49,854	Suncor Energy, Inc. (Canada)	1,721,585

	IT Consulting & Other Services 2.0%
13,250	Cognizant Technology Solutions Corp., Class A	1,066,625

Shares		Value

	Managed Health Care 2.3%
5,640	UnitedHealth Group, Inc.	$1,206,960

	Mortgage REITs 8.9%
121,990	Arbor Realty Trust, Inc.	1,075,952
13,650	Blackstone Mortgage Trust, Inc., Class A	428,883
33,000	Granite Point Mortgage Trust, Inc.	545,820
82,400	Great Ajax Corp.	1,116,520
41,092	Resource Capital Corp.	390,785
56,700	Starwood Property Trust, Inc.	1,187,865

		4,745,825

	Movies & Entertainment 0.6%
3,250	Walt Disney Co. (The)	326,430

	Personal Products 3.4%
8,200	Herbalife Ltd.*	799,254
13,871	Nu Skin Enterprises, Inc., Class A	1,022,431

		1,821,685

	Railroads 2.6%
19,167	Canadian National Railway Co. (Canada)	1,400,834

	Retail REITs 1.3%
4,285	Simon Property Group, Inc.	661,390

	Semiconductor Equipment 2.5%
10,500	BE Semiconductor Industries N.V. (Netherlands)	1,077,093
170,000	Micro-Mechanics Holdings Ltd. (Singapore)	264,741

		1,341,834

	Semiconductors 5.2%
18,400	Microchip Technology, Inc.	1,681,024
24,515	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	1,072,776

		2,753,800

	Specialty Stores 2.0%
16,800	Tractor Supply Co.	1,058,736

	Technology Hardware, Storage & Peripherals 0.0%
81	Apple, Inc.	13,590

	Trading Companies & Distributors 1.1%
5,230	MSC Industrial Direct Co., Inc., Class A	479,643
299	W.W. Grainger, Inc.	84,399

		564,042

	Total Common Stocks (cost $32,151,247)	38,561,360

	RIGHTS 0.1%

	Personal Products 0.1%
14,761	Herbalife Ltd. CVR* *** †	57,821

	Total Rights (cost $0)	57,821

	LIMITED PARTNERSHIP INTEREST 6.5%

	Asset Management & Custody Banks 2.7%
48,500	Ares Management L.P.	1,037,900
6,500	Blackstone Group L.P. (The)	207,675
10,094	KKR & Co. L.P.	204,908

		1,450,483

78

MARCH 31, 2018 (UNAUDITED)

Shares		Value

	Oil & Gas Storage & Transportation 3.8%
30,300	Golar LNG Partners L.P.	$518,433
25,771	Magellan Midstream Partners L.P.	1,503,738

		2,022,171

	Total Limited Partnership Interest (cost $3,944,772)	3,472,654

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 1.0%

	Asset Management & Custody Banks 1.0%
36,500	Ellington Financial, LLC	540,565

	Total Limited Liability Company Membership Interest (cost $555,461)	540,565

	EXCHANGE-TRADED FUNDS 5.8%

	Asset Management & Custody Banks 5.8%
36,500	iShares 1-3 Year Treasury Bond ETF	3,049,940

	Total Exchange-Traded Funds (cost $3,046,272)	3,049,940

Principal Amount		Value

	SHORT-TERM INVESTMENTS 13.3%

	Repurchase Agreement 13.3%
$7,041,530	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $7,315,000 of United States Treasury Notes 2.250% due 10/31/24; value: $7,182,723; repurchase proceeds: $7,041,749 (cost $7,041,530)	$7,041,530

	Total Short-Term Investments (cost $7,041,530)	7,041,530

	Total Investments (cost $46,739,282) 99.3%§	52,723,870

	Other Assets less Liabilities 0.7%	365,442

	NET ASSETS 100.0%	$53,089,312

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 3.09%.

ADR American Depositary Receipt.

CVR Contingent Value Right.

ETF Exchange-Traded Fund.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	6.8
Germany	0.1
Netherlands	2.4
Singapore	0.6
South Africa	0.5
Taiwan	2.4
United States	87.2

TOTAL	100.0%

79

WASATCH ULTRA GROWTH FUND (WAMCX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 91.9%

	Application Software 9.4%
23,872	HubSpot, Inc.*	$2,585,338
72,392	Paylocity Holding Corp.*	3,708,642
16,442	Ultimate Software Group, Inc. (The)*	4,006,915
47,407	Zendesk, Inc.*	2,269,373

		12,570,268

	Automotive Retail 1.2%
30,012	Monro, Inc.	1,608,643

	Biotechnology 12.2%
8,071	Atara Biotherapeutics, Inc.*	314,769
67,318	Bellicum Pharmaceuticals, Inc.*	441,606
134,601	ChemoCentryx, Inc.*	1,830,574
96,489	Cytokinetics, Inc.*	694,721
25,386	Denali Therapeutics, Inc.*	499,850
16,165	Esperion Therapeutics, Inc.*	1,169,215
65,177	Exact Sciences Corp.*	2,628,588
14,120	Flexion Therapeutics, Inc.*	316,429
335,618	Idera Pharmaceuticals, Inc.*	617,537
282,361	Infinity Pharmaceuticals, Inc.*	592,958
242,625	Inovio Pharmaceuticals, Inc.*	1,142,764
37,945	MacroGenics, Inc.*	954,696
112,415	Sangamo Therapeutics Inc.*	2,135,885
31,185	Seattle Genetics, Inc.*	1,632,223
60,427	Selecta Biosciences, Inc.*	615,751
67,700	Unum Therapeutics, Inc.*	752,147

		16,339,713

	Building Products 3.4%
58,325	AAON, Inc.	2,274,675
21,260	Trex Co., Inc.*	2,312,450

		4,587,125

	Communications Equipment 1.2%
9,105	Palo Alto Networks, Inc.*	1,652,740

	Department Stores 1.8%
82,194	V-Mart Retail Ltd. (India)	2,387,985

	Diversified Banks 1.5%
734,360	City Union Bank Ltd. (India)	1,949,803

	Electronic Manufacturing Services 0.9%
5,321	IPG Photonics Corp.*	1,241,815

	Environmental & Facilities Services 2.1%
40,156	Waste Connections, Inc.	2,880,791

	General Merchandise Stores 1.5%
34,426	Ollie’s Bargain Outlet Holdings, Inc.*	2,075,888

	Health Care Equipment 7.9%
78,306	AtriCure, Inc.*	1,606,839
50,151	Glaukos Corp.*	1,546,155
18,917	Insulet Corp.*	1,639,726
273,598	Oxford Immunotec Global plc*	3,406,295
473,639	Tandem Diabetes Care, Inc.*	2,349,250

		10,548,265

	Health Care Services 0.9%
91,204	Dr. Lal PathLabs Ltd. (India)	1,213,024

	Health Care Technology 1.5%
27,593	Veeva Systems, Inc., Class A*	2,014,841

	Homebuilding 3.2%
22,796	Installed Building Products, Inc.*	1,368,900
40,503	LGI Homes, Inc.*	2,858,296

		4,227,196

Shares		Value

	Industrial Machinery 4.3%
26,550	Barnes Group, Inc.	$1,590,080
141,860	Kornit Digital Ltd.* (Israel)	1,829,994
20,126	Proto Labs, Inc.*	2,365,811

		5,785,885

	Industrial REITs 1.4%
128,506	Monmouth Real Estate Investment Corp.	1,932,730

	Internet & Direct Marketing Retail 3.2%
50,030	MakeMyTrip Ltd.* (India)	1,736,041
23,328	Wayfair, Inc., Class A*	1,575,340
5,495	zooplus AG* (Germany)	1,001,577

		4,312,958

	Internet Software & Services 4.6%
90,695	Box, Inc., Class A*	1,863,782
30,608	Cornerstone OnDemand, Inc.*	1,197,079
46,685	Instructure, Inc.*	1,967,773
49,913	Reis, Inc.	1,070,634

		6,099,268

	IT Consulting & Other Services 0.9%
20,373	InterXion Holding N.V.* (Netherlands)	1,265,367

	Managed Health Care 1.7%
38,383	HealthEquity, Inc.*	2,323,707

	Oil & Gas Equipment & Services 1.0%
24,950	Oil States International, Inc.*	653,690
37,371	Solaris Oilfield Infrastructure, Inc.*	618,864

		1,272,554

	Packaged Foods & Meats 2.8%
228,802	Freshpet, Inc.*	3,763,793

	Pharmaceuticals 1.2%
74,781	Intra-Cellular Therapies, Inc.*	1,574,140

	Regional Banks 9.1%
38,756	Bank of the Ozarks, Inc.	1,870,752
42,117	Eagle Bancorp, Inc.*	2,520,703
55,676	Esquire Financial Holdings, Inc.*	1,358,494
65,887	Metro Bank plc* (United Kingdom)	3,245,901
27,338	Pinnacle Financial Partners, Inc.	1,755,100
160,562	Republic First Bancorp, Inc.*	1,396,889

		12,147,839

	Restaurants 2.4%
44,964	Chuy’s Holdings, Inc.*	1,178,057
118,225	Habit Restaurants, Inc. (The)*	1,040,380
69,679	Zoe’s Kitchen, Inc.*	1,006,165

		3,224,602

	Semiconductor Equipment 1.2%
132,481	PDF Solutions, Inc.*	1,544,728

	Semiconductors 3.8%
63,533	Inphi Corp.*	1,912,343
18,107	Monolithic Power Systems, Inc.	2,096,247
13,668	NVE Corp.	1,135,948

		5,144,538

	Specialty Chemicals 1.6%
19,176	Balchem Corp.	1,567,638
411,433	EcoSynthetix, Inc.* (Canada)	616,343

		2,183,981

	Specialty Stores 1.2%
22,232	Five Below, Inc.*	1,630,495

	Systems Software 1.7%
30,534	Qualys, Inc.*	2,221,348

80

MARCH 31, 2018 (UNAUDITED)

Shares		Value

	Trucking 1.1%
31,152	Knight-Swift Transportation Holdings, Inc.	$1,433,304

	Total Common Stocks (cost $86,934,561)	123,159,334

	LIMITED PARTNERSHIP INTEREST 2.1%

	Asset Management & Custody Banks 2.1%
	Greenspring Global Partners II-B, L.P.* *** †	1,757,409
	Greenspring Global Partners III-B, L.P.* *** †	1,055,562

		2,812,971

	Total Limited Partnership Interest (cost $2,513,851)	2,812,971

	PREFERRED STOCKS 0.9%

	Biotechnology 0.1%
169,492	Nanosys, Inc., Series D Pfd.* *** †	76,407
40,380	Nanosys, Inc., Series E Pfd.* *** †	47,265

		123,672

	Oil & Gas Equipment & Services 0.8%
435,920	Drilling Info Holdings, Inc., 0.49%, Series B Pfd.*** †	1,150,000

	Total Preferred Stocks (cost $1,466,790)	1,273,672

	WARRANTS 0.2%

	Health Care Equipment 0.2%
60,000	Tandem Diabetes Care, Inc., expiring 4/17/2018* *** †	87,798
60,000	Tandem Diabetes Care, Inc., expiring 10/17/2022* *** †	155,636

		243,434

	Total Warrants (cost $64,989)	243,434

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.4%

	Repurchase Agreement 6.4%
$8,560,764	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $9,025,000 of United States Treasury Notes 2.000% due 5/31/24; value: $8,732,888; repurchase proceeds: $8,561,030 (cost $8,560,764)	$8,560,764

	Total Short-Term Investments (cost $8,560,764)	8,560,764

	Total Investments (cost $99,540,955) 101.5%§	136,050,175

	Liabilities less Other Assets (1.5%)	(2,022,623)

	NET ASSETS 100.0%	$134,027,552

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 7.31%.

See Notes to Financial Statements.

At March 31, 2018, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	0.5
Germany	0.8
India	5.7
Israel	1.4
Netherlands	1.0
United Kingdom	2.6
United States	88.0

TOTAL	100.0%

81

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 82.9%

	Aerospace & Defense 2.2%
260,120	Avon Rubber plc (United Kingdom)	$4,634,847

	Agricultural Products 3.7%
16,800	Kaneko Seeds Co. Ltd. (Japan)	248,515
8,000,000	PT BISI International Tbk (Indonesia)	1,147,630
34,000	Sakata Seed Corp. (Japan)	1,203,045
60,000	Vilmorin & Cie S.A. (France)	5,221,864

		7,821,054

	Airport Services 0.4%
73,800	AGP Corp. (Japan)	817,033

	Alternative Carriers 3.9%
850,000	Gamma Communications plc (United Kingdom)	8,347,854

	Application Software 0.6%
1,000,000	EVR Holdings plc* (United Kingdom)	162,748
165,000	Tracsis plc (United Kingdom)	1,197,918

		1,360,666

	Biotechnology 1.7%
3,999,000	BBI Life Sciences Corp. (China)	1,730,265
54,063	Bioventix plc (United Kingdom)	1,972,111

		3,702,376

	Broadcasting 1.0%
20,000,000	PT Media Nusantara Citra Tbk (Indonesia)	2,067,689

	Computer & Electronics Retail 1.8%
9,491,636	GAME Digital plc‡‡ (United Kingdom)	3,810,408

	Construction Machinery & Heavy Trucks 0.3%
31,900	Morita Holdings Corp. (Japan)	603,793

	Consumer Electronics 5.2%
90,000	Roku, Inc.*	2,799,000
150,000	Sony Corp. (Japan)	7,254,358
561,318	Sprue Aegis plc (United Kingdom)	1,098,604

		11,151,962

	Electrical Components & Equipment 2.3%
300,000	Enphase Energy, Inc.*	1,371,000
1,000,000	FineTek Co. Ltd. (Taiwan)	3,566,897

		4,937,897

	Electronic Equipment & Instruments 3.9%
10,000	Barco N.V. (Belgium)	1,232,802
1,000,000	Catapult Group International Ltd.* (Australia)	925,814
1,819,126	Eroad Ltd.* (New Zealand)	5,054,195
4,000	V Technology Co. Ltd. (Japan)	1,146,563

		8,359,374

	Fertilizers & Agricultural Chemicals 1.0%
45,000	Nutrien Ltd. (Canada)	2,126,700

	Financial Exchanges & Data 0.4%
260,415	Infront ASA* (Norway)	930,196

	Food Distributors 1.9%
117,000	Kato Sangyo Co. Ltd. (Japan)	4,095,907

	Food Retail 2.1%
800,000	Majestic Wine plc (United Kingdom)	4,467,154

Shares		Value

	Health Care Facilities 1.2%
90,000	Japan Animal Referral Medical Center Co. Ltd.* (Japan)	$2,592,453

	Health Care Services 3.3%
180,000	Miraca Holdings, Inc. (Japan)	7,028,805

	Health Care Supplies 9.8%
800,000	Advanced Medical Solutions Group plc (United Kingdom)	3,549,538
100,000	Guerbet (France)	7,961,009
159,400	Menicon Co. Ltd. (Japan)	3,960,844
60,000	Sartorius Stedim Biotech (France)	5,416,600

		20,887,991

	Health Care Technology 3.8%
50,000	Cegedim S.A.* (France)	2,307,093
125,000	Computer Programs and Systems, Inc.	3,650,000
70,000	Nexus AG (Germany)	2,188,930

		8,146,023

	Home Entertainment Software 5.0%
11,000	Nintendo Co. Ltd. (Japan)	4,844,321
50,000	Square Enix Holdings Co. Ltd. (Japan)	2,288,426
37,079	Take-Two Interactive Software, Inc.*	3,625,585

		10,758,332

	Home Improvement Retail 0.5%
800,000	Italtile Ltd. (South Africa)	1,003,484

	Household Appliances 2.1%
48,000	SodaStream International Ltd.* (Israel)	4,407,840

	Hypermarkets & Super Centers 2.6%
30,000	Costco Wholesale Corp.	5,652,900

	Industrial Machinery 2.8%
250,000	Golden Friends Corp. (Taiwan)	514,456
50,000	Sansei Technologies, Inc. (Japan)	566,233
3,300,000	Skellerup Holdings Ltd. (New Zealand)	4,351,972
250,000	Yungtay Engineering Co. Ltd. (Taiwan)	483,589

		5,916,250

	Internet & Direct Marketing Retail 0.1%
200,000	AO World plc* (United Kingdom)	324,374

	Internet Software & Services 0.9%
2,500,000	nearmap Ltd.* (Australia)	1,857,020

	Leisure Facilities 0.9%
2,000,000	Goals Soccer Centres plc* (United Kingdom)	2,034,351

	Leisure Products 5.0%
148,000	Bandai Namco Holdings, Inc. (Japan)	4,861,238
2,500,000	Photo-Me International plc (United Kingdom)	5,773,348

		10,634,586

	Movies & Entertainment 3.5%
82,577	AFC Ajax N.V. (Netherlands)	1,067,123
160,000	Borussia Dortmund GmbH & Co. KGaA (Germany)	1,007,225
3,300	Celtic plc* (United Kingdom)	6,065
2,300,000	Juventus Football Club S.p.A.* (Italy)	1,829,450
110,000	Toho Co. Ltd. (Japan)	3,649,265

		7,559,128

	Packaged Foods & Meats 0.5%
1,500,000	Juhayna Food Industries (Egypt)	977,863

	Pharmaceuticals 0.0%
25,623	SwedenCare AB* (Sweden)	104,795

82

MARCH 31, 2018 (UNAUDITED)

Shares		Value

	Publishing 3.0%
200,000	New York Times Co. (The)	$4,820,000
106,882	Proto Corp. (Japan)	1,672,464

		6,492,464

	Research & Consulting Services 1.0%
400,000	Sporton International, Inc. (Taiwan)	2,195,013

	Semiconductor Equipment 0.2%
220,200	Micro-Mechanics Holdings Ltd. (Singapore)	342,918

	Specialty Chemicals 0.2%
405,280	Polygiene AB* (Sweden)	469,997

	Specialty Stores 1.8%
30,400	Fenix Outdoor International AG (Switzerland)	3,779,992

	Technology Hardware, Storage & Peripherals 1.3%
100,000	Mimaki Engineering Co. Ltd. (Japan)	742,446
87,000	Roland DG Corp. (Japan)	2,002,378

		2,744,824

	Wireless Telecommunication Services 1.0%
8,000,000	PT Sarana Menara Nusantara Tbk (Indonesia)	2,080,262

	Total Common Stocks (cost $155,420,547)	177,226,575

	RIGHTS 0.0%

	Personal Products 0.0%
19,023	Herbalife Ltd. CVR* *** †	74,515

	Total Rights (cost $0)	74,515

	LIMITED PARTNERSHIP INTEREST 0.1%

	Asset Management & Custody Banks 0.1%
	Greenspring Global Partners II-B, L.P.* *** †	195,270

	Total Limited Partnership Interest (cost $196,712)	195,270

Principal Amount		Value

	SHORT-TERM INVESTMENTS 15.8%

	Repurchase Agreement 15.8%
$33,811,282	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $35,645,000 of United States Treasury Notes 2.000% due 5/31/24; value: $34,491,278; repurchase proceeds: $33,812,334 (cost $33,811,282)	$33,811,282

	Total Short-Term Investments (cost $33,811,282)	33,811,282

	Total Investments (cost $189,428,541) 98.8%§	211,307,642

	Other Assets less Liabilities 1.2%	2,643,228

	NET ASSETS 100.0%	$213,950,870

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

‡‡Affiliated company (see Note 8).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 41.50%.

CVR Contingent Value Right.

See Notes to Financial Statements.

At March 31, 2018, Wasatch World Innovators Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.6
Belgium	0.7
Canada	1.2
China	1.0
Egypt	0.5
France	11.8
Germany	1.8
Indonesia	3.0
Israel	2.5
Italy	1.0
Japan	27.9
Netherlands	0.6
New Zealand	5.3
Norway	0.5
Singapore	0.2
South Africa	0.6
Sweden	0.3
Switzerland	2.1
Taiwan	3.8
United Kingdom	21.1
United States	12.5

TOTAL	100.0%

83

WASATCH-1ST SOURCE INCOME FUND (FMEQX)

Schedule of Investments

Principal Amount		Value

	CORPORATE BONDS 52.5%

	Automobile Manufacturers 1.4%
$1,250,000	Ford Motor Credit Co., LLC, 5.75%, 2/1/21	$1,322,369

	Biotechnology 1.0%
1,000,000	Roche Holdings, Inc., 2.25%, 9/30/19†	994,865

	Computer Services 1.4%
1,350,000	Apple, Inc., 1.70%, 2/22/19	1,342,444

	Diversified Banks 10.5%
1,100,000	Bank of America Corp., 4.00%, 4/1/24 MTN	1,124,044
1,200,000	Citigroup, Inc., 3-month LIBOR + 0.550%, 2.494%, 8/25/36†††	1,050,000
1,000,000	Fulton Financial Corp., 3.60%, 3/16/22	990,245
1,000,000	HSBC Holdings plc, 3-month LIBOR + 2.240%, 4.287%, 3/8/21††† (United Kingdom)	1,050,396
1,250,000	PNC Bank NA, 3.80%, 7/25/23	1,265,923
1,250,000	Royal Bank of Canada, 2.20%, 9/23/19 (Canada)	1,242,775
1,100,000	Societe Generale S.A., 5.20%, 4/15/21† (France)	1,160,180
1,125,000	US Bancorp, 3.00%, 3/15/22 MTN	1,118,423
1,150,000	USB Capital IX, 3-month LIBOR + 1.020%, 3.50%, 4/30/18††† §§§	1,038,508

		10,040,494

	Diversified Financial Services 4.0%
1,600,000	General Electric Co., 4.65%, 10/17/21 MTN	1,670,553
1,250,000	General Electric Co., 3-month LIBOR + 3.330%, 5.00%, 1/21/21, Series D††† §§§	1,237,500
880,000	General Electric Co., 5.50%, 1/8/20 MTN	915,262

		3,823,315

	E-Commerce/Products 1.3%
1,250,000	Alibaba Group Holding Ltd., 3.125%, 11/28/21 (Cayman Islands)	1,247,195

	Enterprise Software & Services 1.2%
1,100,000	CA, Inc., 3.60%, 8/15/22	1,109,735

	Insurance 5.1%
1,000,000	Allstate Corp. (The), 3-month LIBOR + 1.935%, 3.774%, 5/15/67†††	985,000
1,150,000	Aspen Insurance Holdings Ltd., 4.65%, 11/15/23 (Bermuda)	1,188,515
1,421,000	Athene Global Funding, 4.00%, 1/25/22†	1,438,574
1,275,000	Lincoln National Corp., 3-month LIBOR + 2.358%, 4.242%, 5/17/66†††	1,230,579

		4,842,668

	Integrated Telecommunication Services 2.5%
1,000,000	Crown Castle Towers, LLC, 4.883%, 8/15/40†	1,034,972
1,250,000	Verizon Communications, Inc., 5.15%, 9/15/23	1,348,611

		2,383,583

	Internet & Direct Marketing Retail 1.1%
1,000,000	eBay, Inc., 3-month LIBOR + 0.870%, 2.637%, 1/30/23†††	1,007,156

Principal Amount		Value

	Investment Banking & Brokerage 7.0%
$ 1,820,000	Goldman Sachs Group, Inc. (The), 3-month LIBOR + 1.750%, 3.51%, 10/28/27 MTN†††	$1,905,813
1,250,000	JPMorgan Chase & Co., 3-month LIBOR + 1.230%, 2.971%, 10/24/23†††	1,268,372
1,000,000	JPMorgan Chase & Co., 3.25%, 9/23/22	997,040
1,250,000	Morgan Stanley, 3-month LIBOR + 1.400%, 3.141%, 10/24/23 MTN†††	1,278,362
1,200,000	Morgan Stanley, 4.875%, 11/1/22	1,257,433

		6,707,020

	Office Furnishings 1.4%
1,250,000	Steelcase, Inc., 6.375%, 2/15/21	1,345,317

	Oil & Gas Refining & Marketing 1.0%
1,000,000	Phillips 66, 3-month LIBOR + 0.750%, 2.472%, 4/15/20† †††	1,001,069

	Oil Companies—Integrated 1.6%
1,500,000	BP Capital Markets plc, 3.245%, 5/6/22 (United Kingdom)	1,502,821

	Pharmaceuticals 0.8%
575,000	Pharmacia, LLC, 6.75%, 12/15/27	718,217

	Pipelines 1.0%
1,000,000	Enterprise Products Operating, LLC, 3-month LIBOR + 2.778%, 4.784%, 6/1/67†††	996,250

	Property & Casualty Insurance 1.0%
1,000,000	XLIT Ltd., 3-month LIBOR + 2.458%, 4.179%, 4/30/18, Series E††† §§§ (Cayman Islands)	992,500

	Residential REITs 2.5%
1,200,000	AvalonBay Communities, Inc., 4.20%, 12/15/23 MTN	1,245,099
1,055,000	EPR Properties, 5.75%, 8/15/22	1,127,184

		2,372,283

	Semiconductor Equipment 1.1%
1,000,000	Applied Materials, Inc., 4.30%, 6/15/21	1,038,614

	Semiconductors 1.5%
1,400,000	QUALCOMM, Inc., 3-month LIBOR + 0.730%, 2.497%, 1/30/23†††	1,388,021

	Super-Regional Banks—U.S. 1.3%
1,250,000	Wells Fargo & Co., 4.125%, 8/15/23	1,267,739

	Technology Hardware, Storage & Peripherals 1.7%
1,600,000	Dell International, LLC / EMC Corp., 4.42%, 6/15/21†	1,641,229

	Trucking & Leasing 1.1%
1,000,000	Aviation Capital Group Corp., 6.75%, 4/6/21†	1,100,100

	Total Corporate Bonds (cost $50,387,669)	50,185,004

84

MARCH 31, 2018 (UNAUDITED)

Principal Amount		Value

	ASSET-BACKED SECURITIES 16.7%

$ 995,000	Applebee’s Funding, LLC / IHOP Funding, LLC, 4.277%, 9/5/44, Series 2014-1, Class A2†	$976,613
1,000,000	Avis Budget Rental Car Funding AESOP, LLC, 2.50%, 7/20/21, Series 2015-1A, Class A†	989,157
2,000,000	Citibank Credit Card Issuance Trust, 1-month LIBOR + 0.770%, 2.535%, 5/14/29, Series 2017-A6, Class A6†††	2,019,753
1,951,852	Cronos Containers Program I Ltd., 3.27%, 11/18/29, Series 2014-2A, Class A† (Bermuda)	1,936,622
1,393,000	Domino’s Pizza Master Issuer, LLC, 3-month LIBOR + 1.250%, 2.995%, 7/25/47, Series 2017-1A, Class A2I† †††	1,404,534
1,050,000	Element Rail Leasing I, LLC, 3.668%, 4/19/44, Series 2014-1A, Class A2†	1,052,485
1,268,675	Fairway Outdoor Funding, LLC, 4.212%, 10/15/42, Series 2012-1A, Class A2†	1,272,874
918,728	Global SC Finance IV Ltd., 3.85%, 4/15/37, Series 2017-1A, Class A†	914,268
1,000,000	Hertz Vehicle Financing, LLC 2016-2, 2.95%, 3/25/22, Series 2016-2A, Class A†	989,817
955,000	HOA Funding, LLC, 5.50%, 8/20/44, Series 2015-1A, Class A2†	929,530
1,000,000	Scala Funding Co., LLC, 3.91%, 2/15/21, Series 2016-1, Class A*** †	968,438
1,130,014	Shenton Aircraft Investment I Ltd., 4.75%, 10/15/42, Series 2015-1A, Class A† (Cayman Islands)	1,162,662
1,278,975	Spirit Master Funding, LLC, 5.37%, 7/20/40, Series 2014-1A, Class A2†	1,314,093

	Total Asset-Backed Securities (cost $16,097,464)	15,930,846

	MORTGAGE-BACKED SECURITIES 10.9%

896,591	Federal Home Loan Mortgage Corp., 12-month LIBOR + 1.816%, 2.693%, 1/1/43, Series 840522†††	934,770
1,297,905	Federal Home Loan Mortgage Corp., 3.50%, 2/1/32, Series G18637	1,324,650
1,000,000	Federal National Mortgage Assoc., 2.42%, 4/1/22, Series AM8263	978,483
1,617,432	Federal National Mortgage Assoc., 3.00%, 3/1/29, Series AL4936	1,621,126
1,477,477	Federal National Mortgage Assoc., 3.003%, 3/1/48, Series BM3571†††	1,474,772
851,165	Federal National Mortgage Assoc., 12-month LIBOR + 1.455%, 3.07%, 4/1/44, Series AL9804†††	876,241
987,915	Federal National Mortgage Assoc., 12-month LIBOR + 1.600%, 3.112%, 5/1/47, Series BH0393†††	988,198
1,067,487	Federal National Mortgage Assoc., 3.50%, 9/1/32, Series AP8284	1,086,285
1,154,786	Government National Mortgage Assoc., 3.87%, 10/15/36, Series AO0029	1,184,870

	Total Mortgage-Backed Securities (cost $10,675,165)	10,469,395

Principal Amount		Value

	U.S. TREASURY NOTES 7.0%

$ 1,500,000	U.S. Treasury Note, 1.816%, 10/31/19†††	$1,500,889
1,100,000	U.S. Treasury Note, 2.625%, 8/15/20	1,106,918
2,500,000	U.S. Treasury Note, 3.625%, 8/15/19	2,546,680
1,500,000	U.S. Treasury Note, 3.625%, 2/15/20	1,536,797

	Total U.S. Treasury Notes (cost $6,766,210)	6,691,284

	MUNICIPAL BONDS 3.2%

500,000	Iowa Student Loan Liquidity Corp., 2.86%, 12/1/22, Series A-2	490,370
1,325,000	Municipal Electric Authority of Georgia, 4.03%, 1/1/20, Series A	1,339,045
1,200,000	State of New York Mortgage Agency, 3.653%, 4/1/23, Series 172	1,224,612

	Total Municipal Bonds (cost $3,077,162)	3,054,027

	U.S. GOVERNMENT AGENCY SECURITIES 2.2%

1,000,000	Federal Farm Credit Banks, 4.95%, 12/16/19	1,044,431
1,000,000	Tennessee Valley Authority, 3.875%, 2/15/21	1,038,464

	Total U.S. Government Agency Securities (cost $2,123,332)	2,082,895

	COMMERCIAL MORTGAGE-BACKED SECURITIES 2.8%

	Agency Collat PAC 2.8%
1,600,000	Citigroup Commercial Mortgage Trust 2012-GC8, Series 2012-GC8, Class B†	1,634,419
1,000,000	GS Mortgage Securities Trust 2013-GC13, Series 2013-GC13, Class AS† †††	1,029,367

		2,663,786

	Total Commercial Mortgage-Backed Securities (cost $2,734,698)	2,663,786

	U.S. TREASURY INFLATION-PROTECTED SECURITIES 2.1%

905,250	Treasury Inflation-Protected Security, 2.00%, 1/15/26	999,607
981,138	Treasury Inflation-Protected Security, 2.125%, 1/15/19	998,372

	Total U.S. Treasury Inflation-Protected Securities (cost $2,013,034)	1,997,979

85

WASATCH -1ST SOURCE INCOME FUND (FMEQX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments (continued)

Principal Amount		Value

	U.S. TREASURY BONDS 1.2%

	Sovereign 1.2%
$ 1,100,000	U.S. Treasury Bond, 3.75%, 11/15/18	$1,111,430

	Total U.S. Treasury Bonds (cost $1,113,049)	1,111,430

	FOREIGN BONDS 1.0%

	Diversified Banks 1.0%
1,000,000	Export-Import Bank of Korea, 2.625%, 12/30/2020 (Korea)	984,347

	Total Foreign Bonds (cost $1,000,324)	984,347

	Total Investments (cost $95,988,107) 99.6%	95,170,993

	Other Assets less Liabilities 0.4%	367,186

	NET ASSETS 100.0%	$95,538,179

†Liquid security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†††Variable rate securities.

§§§Perpetual maturity. Callable any time after first call date. Maturity date is next call date.

LIBOR London Interbank Offered Rate.

MTN Medium Term Note.

See Notes to Financial Statements.

At March 31, 2018, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bermuda	3.3
Canada	1.3
Cayman Islands	3.6
France	1.2
Korea	1.0
United Kingdom	2.7
United States	86.9

TOTAL	100.0%

86

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2018 (UNAUDITED)

Schedule of Investments

Principal Amount		Value
	U.S. GOVERNMENT OBLIGATIONS 98.4%

$129,800,000	U.S. Treasury Bond, 2.25%, 8/15/46	$111,805,461
58,250,000	U.S. Treasury Bond, 2.50%, 2/15/45	53,187,256
8,000,000	U.S. Treasury Bond, 3.125%, 8/15/44	8,238,125
14,100,000	U.S. Treasury Bond, 3.75%, 11/15/43	16,105,395
39,000,000	U.S. Treasury Strip, principal only, 8/15/40	20,324,944
81,000,000	U.S. Treasury Strip, principal only, 5/15/44	37,212,738
175,700,000	U.S. Treasury Strip, principal only, 8/15/45	77,438,038

	Total U.S. Government Obligations (cost $348,381,753)	324,311,957

Principal Amount		Value
	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
$ 5,098,090	Repurchase Agreement dated 3/29/18, 0.28% due 4/2/18 with Fixed Income Clearing Corp. collateralized by $5,375,000 of United States Treasury Notes 2.000% due 5/31/24; value: $5,201,027; repurchase proceeds: $5,098,249 (cost $5,098,090)	$5,098,090

	Total Short-Term Investments (cost $5,098,090)	5,098,090

	Total Investments (cost $353,479,843) 99.9%	329,410,047

	Other Assets less Liabilities 0.1%	380,550

	NET ASSETS 100.0%	$329,790,597

	See Notes to Financial Statements.

87

WASATCH FUNDS

Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$1,053,825,099	$199,114,536	$36,681,109
Repurchase agreements	24,177,779	—	—

	$1,078,002,878	$199,114,536	$36,681,109

Investments, at market value
Unaffiliated issuers	$1,721,902,139	$254,971,314	$48,642,336
Repurchase agreements	24,177,779	—	—

	1,746,079,918	254,971,314	48,642,336
Cash	1,970,168	—	—
Foreign currency on deposit (cost of $1, $2,443,559, $1, $28,904, $172,357, $5,714, $0 and $1,227,081, respectively)	1	2,437,536	1
Receivable for investment securities sold	8,361,911	373,481	—
Receivable from broker for securities options written	—	—	—
Capital shares receivable	1,002,394	239,451	24,500
Interest and dividends receivable	621,981	29,721	64,676
Prepaid expenses and other assets	77,721	45,599	20,997

Total Assets	1,758,114,094	258,097,102	48,752,510

Liabilities:
Call options written at value (premiums of $0, $0, $0, $0, $0, $0, $31,963 and $0, respectively)	—	—	—
Bank overdraft	—	—	—
Payable for securities purchased	2,388,614	—	—
Capital shares payable	854,942	379,654	22,572
Dividends payable to shareholders	—	—	—
Payable to Advisor	1,488,887	268,769	32,717
Accrued fund administration fees	24,374	2,539	41
Accrued expenses and other liabilities	321,453	61,385	33,823
Foreign capital gains taxes payable	171,815	1,985,563	44,425
Line of credit payable	—	743,824	146,400
Other payables	—	—	—

Total Liabilities	5,250,085	3,441,734	279,978

Net Assets	$1,752,864,009	$254,655,368	$48,472,532

Net Assets Consist of:
Capital stock	$245,859	$597,099	$42,683
Paid-in-capital in excess of par	1,007,784,891	197,884,866	44,092,382
Undistributed net investment income (loss)	(12,978,292)	(4,043,483)	(369,457)
Undistributed net realized gain (loss) on investments and foreign currency translations	89,905,895	6,353,312	(7,209,813)
Unrealized Appreciation (depreciation) on:
Investments	667,905,225	53,871,215	11,916,802
Options Written	—	—	—
Foreign currency translations	431	(7,641)	(65)

Net Assets	$1,752,864,009	$254,655,368	$48,472,532

Net Assets
Investor Class	1,281,052,133	225,213,867	15,788,907
Institutional Class	471,811,876	29,441,501	32,683,625

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	17,999,944	52,837,335	1,403,469
Institutional Class	6,585,930	6,872,582	2,864,802

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$71.17	$4.26	$11.25

Institutional Class	$71.64	$4.28	$11.41

[1]	Incudes U.S. dollars held in Zimbabwe. The position was fair valued during the period (see Note 12).

See Notes to Financial Statements.

88

MARCH 31, 2018 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	GLOBAL VALUE FUND	INTERNATIONAL GROWTH FUND

$427,641,434	$125,512,015	$70,826,450	$147,364,200	$1,044,445,263
9,922,705	2,725,364	2,441,709	6,458,741	50,075,525

$437,564,139	$128,237,379	$73,268,159	$153,822,941	$1,094,520,788

$640,001,532	$166,102,354	$112,081,948	$160,898,004	$1,600,610,015
9,922,705	2,725,364	2,441,709	6,458,741	50,075,525

649,924,237	168,827,718	114,523,657	167,356,745	1,650,685,540
72,651	2,600,953 [1]	—	—	—
28,904	172,357	5,714	—	1,227,082
1,608,348	846,847	145,748	1,356,057	9,367,748
—	—	—	3	—
592,740	125,610	10,712	11,621	159,888
1,608,210	381,341	110,565	515,466	2,564,007
41,423	29,520	21,658	28,042	44,767

653,876,513	172,984,346	114,818,054	169,267,934	1,664,049,032

—	—	—	8,700	—
—	—	80,873	462,358	17,378,323
61,645	52,776	606,364	2,176,673	7,342,014
743,762	381,161	2,410	163,818	741,434
—	—	—	7,323	—
913,891	210,996	115,989	113,649	1,732,019
11,173	4,052	1,139	2,654	24,830
220,380	232,608	40,871	119,543	279,875
—	381,800	—	—	—
—	—	—	—	—
—	1,073,156	—	—	—

1,950,851	2,336,549	847,646	3,054,718	27,498,495

$651,925,662	$170,647,797	$113,970,408	$166,213,216	$1,636,550,537

$2,027,281	$573,412	$293,547	$190,949	$454,647
420,850,601	257,731,649	64,013,813	137,648,416	1,024,823,394
(8,897,187)	(5,015,464)	(1,375,170)	182,169	1,143,019
25,585,205	(121,615,745)	9,781,955	14,632,502	53,903,056

212,360,098	40,287,309	41,255,498	13,533,804	556,164,752
—	—	—	23,263	—
(336)	(1,313,364)	765	2,113	61,669

$651,925,662	$170,647,797	$113,970,408	$166,213,216	$1,636,550,537

375,772,132	142,076,023	103,678,872	161,825,757	740,380,752
276,153,530	28,571,774	10,291,536	4,387,459	896,169,785

117,018,845	47,787,712	26,706,124	18,590,178	20,587,139
85,709,231	9,553,509	2,648,588	504,720	24,877,594

$3.21	$2.97	$3.88	$8.70	$35.96

$3.22	$2.99	$3.89	$8.69	$36.02

89

WASATCH FUNDS

Statements of Assets and Liabilities (continued)

	INTERNATIONAL OPPORTUNITIES FUND	LONG/ SHORT FUND	MICRO CAP FUND

Assets:
Investments, at cost
Unaffiliated issuers	$355,130,180	$62,109,169	$223,709,130
Repurchase agreements	18,365,249	3,729,660	32,894,481

	$373,495,429	$65,838,829	$256,603,611

Investments, at market value
Unaffiliated issuers	$506,965,266	$66,442,369	$339,041,162
Repurchase agreements	18,365,249	3,729,660	32,894,481

	525,330,515	70,172,029	371,935,643
Cash	—	—	—
Foreign currency on deposit (cost of $153,396, $0, $151,835, $36,201, $0, $0, $3 and $0, respectively)	153,396	—	151,835
Receivable for investment securities sold	2,278,502	—	489,149
Receivable from broker for securities sold short	—	18,772,964	—
Capital shares receivable	466,982	2,807	1,245,448
Interest and dividends receivable	819,130	381,802	115,014
Prepaid expenses and other assets	31,966	13,900	17,206

Total Assets	529,080,491	89,343,502	373,954,295

Liabilities:
Securities sold short, at value (proceeds of $0, $12,392,190, $0, $0, $0, $0, $0 and $0, respectively)	—	18,069,619	—
Bank overdraft	1,449,535	—	—
Payable for securities purchased	3,727,738	33,093	3,838,880
Capital shares payable	361,754	452,992	35,265
Payable to Trustees	—	135	—
Payable to Advisor	771,860	37,225	454,174
Accrued fund administration fees	6,776	6,395	4,597
Accrued expenses and other liabilities	188,167	73,916	46,302
Foreign capital gains taxes payable	—	—	—
Dividends payable on securities sold short	—	60,090	—

Total Liabilities	6,505,830	18,733,465	4,379,218

Net Assets	$522,574,661	$70,610,037	$369,575,077

Net Assets Consist of:
Capital stock	$1,475,197	$56,758	$459,596
Paid-in-capital in excess of par	374,789,891	234,255,738	220,175,347
Undistributed net investment income (loss)	(6,928,439)	(135,610)	(4,632,926)
Undistributed net realized gain (loss) on investments and foreign currency translations	1,392,839	(162,222,620)	38,241,127
Unrealized Appreciation on:
Investments	151,835,086	4,333,200	115,332,032
Securities sold short	—	(5,677,429)	—
Foreign currency translations	10,087	—	(99)

Net Assets	$522,574,661	$70,610,037	$369,575,077

Net Assets
Investor Class	268,264,556	60,269,644	369,575,077
Institutional Class	254,310,105	10,340,393	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	76,098,282	4,850,856	45,959,632
Institutional Class	71,421,378	824,929	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$3.53	$12.42	$8.04

Institutional Class	$3.56	$12.53	$—

See Notes to Financial Statements.

90

MARCH 31, 2018 (UNAUDITED)

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$171,052,022	$1,067,664,893	$302,910,543	$39,697,752	$90,980,191
15,171,597	51,521,965	8,282,068	7,041,530	8,560,764

$186,223,619	$1,119,186,858	$311,192,611	$46,739,282	$99,540,955

$237,996,441	$1,695,940,466	$385,433,818	$45,682,340	$127,489,411
15,171,597	51,521,965	8,282,068	7,041,530	8,560,764

253,168,038	1,747,462,431	393,715,886	52,723,870	136,050,175
340,909	—	—	32,391	—
36,201	—	—	7	—
926,976	12,568,868	1,076,427	210,518	—
—	—	—	—	—
98,004	624,855	81,360	—	49,153
136,425	287,452	437,403	156,559	5,632
43,432	50,158	38,801	19,990	19,993

254,749,985	1,760,993,764	395,349,877	53,143,335	136,124,953

—	—	—	—	—
—	—	—	—	—
4,710,591	8,963,991	4,471,669	—	1,933,367
23,795	1,365,736	125,393	2,066	7,794
—	—	—	—	—
320,802	1,483,990	332,092	27,422	111,742
2,984	27,641	4,990	139	1,219
57,805	433,643	84,929	24,396	43,279
11,654	—	—	—	—
—	—	—	—	—

5,127,631	12,275,001	5,019,073	54,023	2,097,401

$249,622,354	$1,748,718,763	$390,330,804	$53,089,312	$134,027,552

$741,316	$373,271	$501,892	$44,943	$61,245
175,385,542	935,696,782	292,196,165	51,451,334	90,969,590
(2,259,649)	(16,971,783)	392,543	(235,712)	(2,001,335)
8,821,536	204,894,227	14,716,929	(4,155,862)	11,755,214

66,932,765	624,723,299	82,523,275	5,984,588	33,243,472
—	—	—	—	—
844	2,967	—	21	(634)

$249,622,354	$1,748,718,763	$390,330,804	$53,089,312	$134,027,552

249,622,354	1,184,918,099	328,180,311	53,089,312	134,027,552
—	563,800,664	62,150,493	—	—

74,131,598	25,333,595	42,230,450	4,494,287	6,124,530
—	11,993,516	7,958,733	—	—

$3.37	$46.77	$7.77	$11.81	$21.88

$—	$47.01	$7.81	$—	$—

91

WASATCH FUNDS	MARCH 31, 2018 (UNAUDITED)

Statements of Assets and Liabilities (continued)

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$151,318,825	$95,988,107	$348,381,753
Affiliated issuers	4,298,434	—	—
Repurchase agreements	33,811,282	—	5,098,090

	$189,428,541	$95,988,107	$353,479,843

Investments, at market value
Unaffiliated issuers	$173,685,952	$95,170,993	$324,311,957
Affiliated issuers	3,810,408	—	—
Repurchase agreements	33,811,282	—	5,098,090

	211,307,642	95,170,993	329,410,047
Cash	39,613	—	—
Foreign currency on deposit (cost of $20, $0 and $0, respectively)	20	—	—
Receivable for investment securities sold	2,545,429	—	—
Capital shares receivable	22,281	2,102	155,310
Interest and dividends receivable	493,701	643,497	775,375
Prepaid expenses and other assets	40,813	13,256	26,822

Total Assets	214,449,499	95,829,848	330,367,554

Liabilities:
Bank overdraft	—	34,828	—
Payable for securities purchased	53,809	—	—
Capital shares payable	69,782	111,493	243,793
Dividends payable to shareholders	—	62,662	110,257
Payable to Advisor	288,392	44,875	135,651
Accrued fund administration fees	3,098	816	3,787
Accrued expenses and other liabilities	83,548	36,995	83,469

Total Liabilities	498,629	291,669	576,957

Net Assets	$213,950,870	$95,538,179	$329,790,597

Net Assets Consist of:
Capital stock	$98,440	$95,745	$206,158
Paid-in-capital in excess of par	170,192,154	96,441,093	369,139,783
Undistributed net investment income (loss)	(919,536)	193,488	57,868
Undistributed net realized gain (loss) on investments and foreign currency translations	22,978,036	(375,033)	(15,543,416)
Unrealized appreciation (depreciation) on:
Investments	21,595,898	(817,114)	(24,069,796)
Foreign currency translations	5,878	—	—

Net Assets	$213,950,870	$95,538,179	$329,790,597

Net Assets
Investor Class	208,808,584	95,538,179	329,790,597
Institutional Class	5,142,286	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	9,609,006	9,574,523	20,615,800
Institutional Class	234,987	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$21.73	$9.98	$16.00

Institutional Class	$21.88	$—	$—

See Notes to Financial Statements.

92

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93

WASATCH FUNDS

Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Investment Income:
Interest	$19,165	$4,401	$628
Dividends[1]
Unaffiliated issuers	4,914,766	273,526	107,612

Total investment income	4,933,931	277,927	108,240

Expenses:
Investment advisory fees	8,442,673	1,586,095	234,738
Shareholder servicing fees — Investor Class	707,385	192,471	19,288
Shareholder servicing fees — Institutional Class	4,210	1,245	1,693
Fund administration fees	139,455	20,955	3,876
Fund accounting fees	84,152	24,472	12,331
Reports to shareholders — Investor Class	63,117	15,614	2,806
Reports to shareholders — Institutional Class	12,007	1,199	772
Custody fees	39,142	137,483	28,427
Federal and state registration fees — Investor Class	22,157	19,975	7,400
Federal and state registration fees — Institutional Class	19,726	7,960	8,544
Legal fees	51,573	7,516	1,525
Trustees’ fees	118,759	17,696	3,284
Interest	26,628	7,828	3,242
Audit fees	16,517	16,408	16,408
Other expenses	40,346	20,652	15,094

Total expenses before reimbursement	9,787,847	2,077,569	359,428
Reimbursement of expenses by Advisor	(56,919)	(5,782)	(51,282)

Net Expenses	9,730,928	2,071,787	308,146

Net Investment Income (Loss)	(4,796,997)	(1,793,860)	(199,906)

Realized Gain (Loss):
Investments sold	113,412,016	15,120,022	2,082,344
Foreign currency transactions	9,144	(44,848)	(16,888)
Foreign capital gains taxes	(1)	(890,484)	—

Net realized gain	113,421,159	14,184,690	2,065,456

Change in Unrealized Appreciation (Depreciation):
Investments	82,871,991	3,342,720	1,311,154
Foreign currency translations	431	(5,235)	(151)
Options written	—	—	—
Deferred foreign capital gains taxes	(25,853)	556,737	133,339

Net change in unrealized appreciation (depreciation)	82,846,569	3,894,222	1,444,342

Net gain on investments	196,267,728	18,078,912	3,509,798

Net Increase in Net Assets Resulting from Operations	$191,470,731	$16,285,052	$3,309,892

[1]	Net of $0, $0, $11,510, $232,861, $81,925, $10,372, $202,175 and $565,231 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

94

FOR THE SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	GLOBAL VALUE FUND	INTERNATIONAL GROWTH FUND

$7,438	$2,895	$1,750	$4,347	$47,909

2,467,792	1,021,749	411,525	2,658,788	12,807,339

2,475,230	1,024,644	413,275	2,663,135	12,855,248

5,396,357	1,623,061	672,326	786,796	9,684,799
293,545	234,814	49,448	127,819	386,399
2,405	1,165	1,080	921	3,981
54,041	15,609	8,885	14,450	127,959
45,354	20,664	18,493	17,055	84,901
29,078	37,273	5,292	14,923	50,725
3,872	1,962	831	1,427	40,977
292,913	195,457	19,862	10,443	204,530
13,471	12,454	8,340	10,325	14,483
11,815	9,834	6,200	6,555	14,435
21,267	6,175	3,222	5,461	48,831
47,804	14,378	7,632	13,091	108,620
28,644	10,306	6,052	2,657	27,547
16,270	16,365	16,408	19,785	16,408
50,693	25,471	14,954	7,116	40,495

6,307,529	2,224,988	839,025	1,038,824	10,855,090
(101,485)	(157,923)	(13,978)	(78,005)	—

6,206,044	2,067,065	825,047	960,819	10,855,090

(3,730,814)	(1,042,421)	(411,772)	1,702,316	2,000,158

41,340,413	30,374,664	11,383,345	17,150,468	71,442,952
(158,229)	(154,567)	(11,378)	(59,944)	(109,238)
(20,205)	(178,298)	(109,835)	—	—

41,161,979	30,041,799	11,262,132	17,090,524	71,333,714

8,626,168	(12,530,135)	3,647,320	(16,108,857)	64,128,879
(2,351)	(1,310,985)	(591)	1,338	12,029
—	—	—	23,263	—
194,004	310,342	211,637	—	399,631

8,817,821	(13,530,778)	3,858,366	(16,084,256)	64,540,539

49,979,800	16,511,021	15,120,498	1,006,268	135,874,253

$46,248,986	$15,468,600	$14,708,726	$2,708,584	$137,874,411

95

WASATCH FUNDS

Statements of Operations (continued)

	INTERNATIONAL OPPORTUNITIES FUND	LONG/SHORT FUND	MICRO CAP FUND

Investment Income:
Interest	$15,505	$32,016	$7,612
Dividends[1]
Unaffiliated issuers	1,419,039	1,082,239	686,443

Total investment income	1,434,544	1,114,255	694,055

Expenses:
Investment advisory fees	4,458,426	499,371	2,475,237
Shareholder servicing fees — Investor Class	259,734	76,255	82,629
Shareholder servicing fees — Institutional Class	72,392	2,075	—
Fund administration fees	42,090	7,512	27,253
Fund accounting fees	41,162	11,562	24,205
Reports to shareholders — Investor Class	33,021	28,211	8,449
Reports to shareholders — Institutional Class	18,897	8,687	—
Custody fees	150,271	3,839	23,933
Federal and state registration fees — Investor Class	12,953	13,890	10,905
Federal and state registration fees — Institutional Class	9,009	11,159	—
Legal fees	16,538	48,325	9,621
Trustees’ fees	36,747	8,194	23,069
Dividends on securities sold short	—	112,265	—
Interest	8,192	1,367	4,914
Audit fees	15,997	13,268	15,147
Other expenses	28,718	7,440	14,251

Total expenses before reimbursement	5,204,147	853,420	2,719,613
Reimbursement of expenses by Advisor	(18,038)	(59,195)	—

Net Expenses	5,186,109	794,225	2,719,613

Net Investment Income (Loss)	(3,751,565)	320,030	(2,025,558)

Realized Gain (Loss):
Investments sold	8,659,731	(8,364,208)	49,013,143
Foreign currency transactions	(82,584)	148	(1,172)
Foreign capital gains taxes	(679,936)	—	—

Net realized gain (loss)	7,897,211	(8,364,060)	49,011,971

Change in Unrealized Appreciation (Depreciation):
Investments	38,214,710	1,918,896	(7,826,927)
Foreign currency translations	15,854	—	7
Short positions	—	6,164,568	—
Deferred foreign capital gains taxes	608,007	—	—

Net change in unrealized appreciation (depreciation)	38,838,571	8,083,464	(7,826,920)

Net gain (loss) on investments	46,735,782	(280,596)	41,185,051

Net Increase in Net Assets Resulting from Operations	$42,984,217	$39,434	$39,159,493

[1]	Net of $127,048, $31,416, $19,547, $12,821, $4,814, $0, $6,019 and $1,689 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

96

FOR THE SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$14,774	$20,940	$6,194	$6,281	$2,971

1,012,478	2,810,616	3,247,099	704,853	158,583

1,027,252	2,831,556	3,253,293	711,134	161,554

1,783,182	8,508,695	1,938,685	170,341	587,878
123,180	827,709	176,116	35,593	66,639
—	5,949	1,591	—	—
19,631	140,573	32,023	4,018	9,708
22,634	86,158	25,821	10,247	14,318
12,637	71,176	16,157	3,381	6,758
—	28,986	1,510	—	—
21,539	111,710	8,569	2,044	5,425
11,721	17,821	12,966	9,009	9,237
—	13,179	9,130	—	—
6,783	53,816	11,658	1,387	3,423
16,236	122,844	27,324	3,315	8,212
—	—	—	—	—
3,428	25,999	5,736	678	1,791
15,835	20,150	16,906	15,941	15,383
14,159	46,113	15,165	3,893	9,261

2,050,965	10,080,878	2,299,357	259,847	738,033
—	(100,416)	(21,156)	(27,992)	—

2,050,965	9,980,462	2,278,201	231,855	738,033

(1,023,713)	(7,148,906)	975,092	479,279	(576,479)

11,403,591	230,792,981	24,919,961	1,478,555	11,446,759
(2,173)	(28,421)	6,086	251	7,821
(74,671)	—	—	—	—

11,326,747	230,764,560	24,926,047	1,478,806	11,454,580

(481,548)	3,239,947	(10,039,445)	(1,217,141)	2,232,000
555	2,329	—	(17)	(634)
—	—	—	—	—
30,161	—	—	—	—

(450,832)	3,242,276	(10,039,445)	(1,217,158)	2,231,366

10,875,915	234,006,836	14,886,602	261,648	13,685,946

$9,852,202	$226,857,930	$15,861,694	$740,927	$13,109,467

97

WASATCH FUNDS	FOR THE SIX MONTHS ENDED MARCH 31, 2018 (UNAUDITED)

Statements of Operations (continued)

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$35,080	$1,350,381	$4,691,157
Dividends[1]
Unaffiliated issuers	996,994	—	—

Total investment income	1,032,074	1,350,381	4,691,157

Expenses:
Investment advisory fees	1,606,426	262,715	844,068
Shareholder servicing fees — Investor Class	155,235	16,866	179,888
Shareholder servicing fees — Institutional Class	871	—	—
Fund administration fees	17,681	7,894	27,912
Fund accounting fees	25,453	14,702	18,362
Reports to shareholders — Investor Class	11,675	2,779	15,274
Reports to shareholders — Institutional Class	887	—	—
Custody fees	33,964	6,918	5,286
Federal and state registration fees — Investor Class	11,386	9,498	17,639
Federal and state registration fees — Institutional Class	6,094	—	—
Legal fees	6,098	2,923	10,718
Trustees’ fees	14,541	7,034	25,827
Interest	3,052	1,445	5,341
Audit fees	16,408	15,298	15,147
Other expenses	12,861	3,740	8,792

Total expenses before reimbursement	1,922,632	351,812	1,174,254
Reimbursement of expenses by Advisor	(12,766)	—	—

Net Expenses	1,909,866	351,812	1,174,254

Net Investment Income (Loss)	(877,792)	998,569	3,516,903

Realized Gain (Loss):
Investments sold	34,166,998	(70,828)	(159,554)
Foreign currency transactions	(65,506)	—	—

Net realized gain (loss)	34,101,492	(70,828)	(159,554)

Change in Unrealized Appreciation (Depreciation):
Investments	(13,609,824)	(1,316,331)	(6,682,843)
Foreign currency translations	3,763	—	—

Net change in unrealized depreciation	(13,606,061)	(1,316,331)	(6,682,843)

Net gain (loss) on investments	20,495,431	(1,387,159)	(6,842,397)

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,617,639	$(388,590)	$(3,325,494)

[1]	Net of $78,425, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

98

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99

WASATCH FUNDS

Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

Operations:
Net investment loss	$(4,796,997)	$(10,825,622)	$(1,793,860)	$(1,291,008)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	113,421,159	76,972,163	14,184,690	337,887
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	82,846,569	186,468,265	3,894,222	26,464,287

Net increase (decrease) in net assets resulting from operations	191,470,731	252,614,806	16,285,052	25,511,166

Dividends paid from:
Investor Class
Net investment income	—	—	—	—
Net realized gains	(74,038,213)	(1,693,023)	(6,742,776)	(681,183)

	(74,038,213)	(1,693,023)	(6,742,776)	(681,183)
Institutional Class
Net investment income	—	(131,773)	—	—
Net realized gains	(25,182,119)	(427,998)	(754,072)	(138,465)

	(25,182,119)	(559,771)	(754,072)	(138,465)

Capital share transactions:
Investor Class
Shares sold	85,984,601	158,213,538	69,568,037	173,266,065
Shares issued to holders in reinvestment of dividends	72,335,681	1,656,949	6,714,681	675,573
Shares redeemed	(157,418,642)	(224,407,684)	(67,096,274)	(58,350,522)
Redemption fees	20,666	18,973	79,147	197,218

Net increase (decrease)	922,306	(64,518,224)	9,265,591	115,788,334

Institutional Class
Shares sold	93,187,337	136,598,360	9,624,343	21,762,904
Shares issued to holders in reinvestment of dividends	24,509,684	533,314	754,071	63,166
Shares redeemed	(52,262,992)	(62,595,979)	(5,465,672)	(12,400,532)
Redemption fees	9,684	7,603	332	11,033

Net increase (decrease)	65,443,713	74,543,298	4,913,074	9,436,571

Total increase (decrease) in net assets	158,616,418	260,387,086	22,966,869	149,916,423

Net assets:
Beginning of period	1,594,247,591	1,333,860,505	231,688,499	81,772,076

End of period	$1,752,864,009	$1,594,247,591	$254,655,368	$231,688,499

Undistributed net investment loss included in net assets at end of period	$(12,978,292)	$(8,181,295)	$(4,043,483)	$(2,249,623)

Capital share transactions — shares:
Investor Class
Shares sold	1,225,145	2,604,740	16,006,004	45,211,975
Shares issued to holders in reinvestment of dividends	1,057,230	28,319	1,522,603	229,008
Shares redeemed	(2,241,054)	(3,700,842)	(15,677,947)	(15,673,561)

Net increase (decrease) in shares outstanding	41,321	(1,067,783)	1,850,660	29,767,422

Institutional Class
Shares sold	1,313,958	2,250,747	2,177,835	5,981,814
Shares issued to holders in reinvestment of dividends	355,987	9,075	169,836	21,340
Shares redeemed	(734,319)	(1,003,821)	(1,270,154)	(3,087,664)

Net increase (decrease) in shares outstanding	935,626	1,256,001	1,077,517	2,915,490

See Notes to Financial Statements.

100

MARCH 31, 2018 (UNAUDITED)

EMERGING MARKETS SELECT FUND		EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

$(199,906)	$(70,308)	$(3,730,814)	$(2,494,433)	$(1,042,421)	$(1,473,195)

2,065,456	(569,305)	41,161,979	71,270,719	30,041,799	(8,115,718)

1,444,342	5,667,067	8,817,821	(9,352,461)	(13,530,778)	2,787,356

3,309,892	5,027,454	46,248,986	59,423,825	15,468,600	(6,801,557)

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

1,430,354	5,170,460	29,219,626	71,727,934	6,401,333	50,572,101
—	—	—	—	—	—
(2,029,388)	(3,358,306)	(71,821,632)	(390,658,618)	(32,260,710)	(329,333,843)
395	4,694	2,343	14,789	2,693	8,464

(598,639)	1,816,848	(42,599,663)	(318,915,895)	(25,856,684)	(278,753,278)

4,259,809	4,104,118	49,195,733	148,425,692	1,628,546	17,267,589
—	—	—	—	—	—
(2,640,165)	(5,462,642)	(44,697,238)	(80,570,428)	(18,356,918)	(111,498,183)
—	1,073	51,952	1,856	20	712

1,619,644	(1,357,451)	4,550,447	67,857,120	(16,728,352)	(94,229,882)

4,330,897	5,486,851	8,199,770	(191,634,950)	(27,145,610)	(379,784,717)

44,141,635	38,654,784	643,725,892	835,360,842	197,764,233	577,548,950

$48,472,532	$44,141,635	$651,925,662	$643,725,892	$170,647,797	$197,764,233

$(369,457)	$(169,551)	$(8,897,187)	$(5,165,459)	$(5,015,464)	$(3,973,043)

129,341	533,891	9,210,892	27,967,821	2,218,654	20,091,652
—	—	—	—	—	—
(185,517)	(363,175)	(22,846,239)	(150,247,286)	(11,098,165)	(130,050,975)

(56,176)	170,716	(13,635,347)	(122,279,465)	(8,879,511)	(109,959,323)

373,547	414,375	15,582,447	53,895,941	560,567	6,898,616
—	—	—	—	—	—
(233,167)	(561,923)	(14,178,652)	(29,814,247)	(6,211,115)	(44,682,757)

140,380	(147,548)	1,403,795	24,081,694	(5,650,548)	(37,784,141)

101

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		GLOBAL VALUE FUND
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

Operations:
Net investment income (loss)	$(411,772)	$(1,208,416)	$1,702,316	$3,607,580
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	11,262,132	10,511,340	17,090,524	25,170,035
Net realized gain on options written	—	—	—	99,363
Net realized loss on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, options, foreign currency translations and deferred capital gains taxes	3,858,366	3,438,339	(16,084,256)	(810,916)

Net increase in net assets resulting from operations	14,708,726	12,741,263	2,708,584	28,066,062

Dividends paid from:
Investor Class
Net investment income	—	(141,725)	(1,469,082)	(3,557,468)
Net realized gains	(10,116,438)	(7,610,212)	(21,771,105)	(6,413,391)

	(10,116,438)	(7,751,937)	(23,240,187)	(9,970,859)
Institutional Class
Net investment income	—	(20,477)	(43,323)	(75,697)
Net realized gains	(782,771)	(396,985)	(595,551)	(63,659)

	(782,771)	(417,462)	(638,874)	(139,356)

Capital share transactions:
Investor Class
Shares sold	11,170,477	9,564,866	6,171,249	7,997,702
Shares issued to holders in reinvestment of dividends	10,031,552	7,688,280	23,066,915	9,870,606
Shares redeemed	(16,856,120)	(76,357,387)	(22,537,556)	(49,536,033)
Redemption fees	473	3,721	1,195	1,840

Net increase (decrease)	4,346,382	(59,100,520)	6,701,803	(31,665,885)

Institutional Class
Shares sold	2,502,805	1,731,118	144,234	4,408,174
Shares issued to holders in reinvestment of dividends	653,577	338,803	634,638	137,747
Shares redeemed	(338,570)	(837,522)	(420,443)	(3,793,616)
Redemption fees	—	—	—	1,100

Net increase (decrease)	2,817,812	1,232,399	358,429	753,405

Total increase (decrease) in net assets	10,973,711	(53,296,257)	(14,110,245)	(12,956,633)

Net assets:
Beginning of period	102,996,697	156,292,954	180,323,461	193,280,094

End of period	$113,970,408	$102,996,697	$166,213,216	$180,323,461

Undistributed net investment income (loss) included in net assets at end of period	$(1,375,170)	$(963,398)	$182,169	$(7,742)

Capital share transactions — shares:
Investor Class
Shares sold	2,864,027	2,822,944	681,294	843,060
Shares issued to holders in reinvestment of dividends	2,725,965	2,606,197	2,596,986	1,045,628
Shares redeemed	(4,396,962)	(22,787,072)	(2,384,653)	(5,213,402)

Net increase (decrease) in shares outstanding	1,193,030	(17,357,931)	893,627	(3,324,714)

Institutional Class
Shares sold	656,011	515,951	14,554	460,307
Shares issued to holders in reinvestment of dividends	177,602	114,848	71,534	14,478
Shares redeemed	(87,901)	(246,570)	(44,529)	(409,841)

Net increase (decrease) in shares outstanding	745,712	384,229	41,559	64,944

102

MARCH 31, 2018 (UNAUDITED)

INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND		LONG/SHORT FUND
Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

$2,000,158	$(3,106,494)	$(3,751,565)	$(4,032,634)	$320,030	$(1,076,344)
71,333,714	32,278,787	7,897,211	76,542,399	(8,364,060)	23,313,928
—	—	—	—	—	—
—	—	—	—	—	(18,701,895)
64,540,539	126,910,430	38,838,571	(41,137,947)	8,083,464	(3,154,014)

137,874,411	156,082,723	42,984,217	31,371,818	39,434	381,675

—	—	—	—	—	—
(21,443,568)	(29,626,224)	(17,973,730)	—	—	(42,943)

(21,443,568)	(29,626,224)	(17,973,730)	—	—	(42,943)

—	(393,058)	—	—	—	—
(19,841,666)	(17,283,293)	(16,042,894)	—	—	(18,132)

(19,841,666)	(17,676,351)	(16,042,894)	—	—	(18,132)

39,937,338	106,544,800	10,117,649	244,935,438	1,481,491	14,964,816
20,391,366	28,617,516	17,102,675	—	—	42,349
(173,001,984)	(330,404,896)	(29,421,118)	(503,406,532)	(20,749,837)	(119,778,795)
1,557	16,380	204	13,213	384	4,131

(112,671,723)	(195,226,200)	(2,200,590)	(258,457,881)	(19,267,962)	(104,767,499)

215,907,830	219,622,439	35,295,339	81,335,149	2,420,286	31,752,233
18,746,866	16,749,716	12,562,516	—	—	18,116
(43,499,051)	(142,642,997)	(32,724,929)	(33,966,318)	(18,505,678)	(69,587,600)
4,516	5,704	628	3,525	5,348	15,367

191,160,161	93,734,862	15,133,554	47,372,356	(16,080,044)	(37,801,884)

175,077,615	7,288,810	21,900,557	(179,713,707)	(35,308,572)	(142,248,783)

1,461,472,922	1,454,184,112	500,674,104	680,387,811	105,918,609	248,167,392

$1,636,550,537	$1,461,472,922	$522,574,661	$500,674,104	$70,610,037	$105,918,609

$1,143,019	$(857,139)	$(6,928,439)	$(3,176,874)	$(135,610)	$(455,640)

1,143,933	3,614,830	2,874,462	78,958,491	114,130	1,146,753
595,542	1,081,948	4,957,297	—	—	3,177
(4,928,189)	(10,993,871)	(8,360,224)	(161,991,381)	(1,609,463)	(9,381,896)

(3,188,714)	(6,297,093)	(528,465)	(83,032,890)	(1,495,333)	(8,231,966)

6,177,342	7,190,613	9,945,255	25,860,622	187,483	2,406,680
546,715	633,020	3,609,918	—	—	1,353
(1,235,340)	(4,615,613)	(9,221,904)	(10,875,848)	(1,422,536)	(5,398,348)

5,488,717	3,208,020	4,333,269	14,984,774	(1,235,053)	(2,990,315)

103

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	MICRO CAP FUND		MICRO CAP VALUE FUND
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

Operations:
Net investment income (loss)	$(2,025,558)	$(3,976,227)	$(1,023,713)	$(1,541,548)
Net realized gain on investments, foreign currency translations and foreign capital gains taxes	49,011,971	39,173,711	11,326,747	19,891,004
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(7,826,920)	28,515,635	(450,832)	22,157,781

Net increase in net assets resulting from operations	39,159,493	63,713,119	9,852,202	40,507,237

Dividends paid from:
Investor Class
Net investment income	—	(194,392)	—	(119,575)
Net realized gains	(44,480,704)	(22,635,465)	(17,823,539)	(2,945,428)

	(44,480,704)	(22,829,857)	(17,823,539)	(3,065,003)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	39,750,033	8,493,440	51,188,216	29,303,153
Shares issued to holders in reinvestment of dividends	41,927,060	21,444,591	17,525,661	3,005,231
Shares redeemed	(18,378,704)	(36,929,156)	(27,224,451)	(32,783,681)
Redemption fees	14,649	190	17,041	3,915

Net increase (decrease)	63,313,038	(6,990,935)	41,506,467	(471,382)

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Redemption fees	—	—	—	—

Net increase	—	—	—	—

Total increase (decrease) in net assets	57,991,827	33,892,327	33,535,130	36,970,852

Net assets:
Beginning of period	311,583,250	277,690,923	216,087,224	179,116,372

End of period	$369,575,077	$311,583,250	$249,622,354	$216,087,224

Undistributed net investment income (loss) included in net assets at end of period	$(4,632,926)	$(2,607,368)	$(2,259,649)	$(1,095,632)

Capital share transactions — shares:
Investor Class
Shares sold	4,938,032	1,187,956	14,785,091	9,461,106
Shares issued to holders in reinvestment of dividends	5,459,253	3,309,350	5,109,522	1,029,189
Shares redeemed	(2,299,282)	(5,256,054)	(7,865,934)	(10,751,970)

Net increase (decrease) in shares outstanding	8,098,003	(758,748)	12,028,679	(261,675)

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	—	—	—	—

See Notes to Financial Statements.

104

MARCH 31, 2018 (UNAUDITED)

SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

$(7,148,906)	$(14,311,581)	$975,092	$209,668	$479,279	$721,341
230,764,560	147,279,152	24,926,047	27,358,515	1,478,806	2,719,511
3,242,276	97,387,849	(10,039,445)	33,444,326	(1,217,158)	2,097,330

226,857,930	230,355,420	15,861,694	61,012,509	740,927	5,538,182

—	—	(312,448)	(204,563)	(643,904)	(516,716)
(123,041,326)	(114,348,061)	(20,674,647)	—	—	—

(123,041,326)	(114,348,061)	(20,987,095)	(204,563)	(643,904)	(516,716)

—	—	(142,371)	(86,356)	—	—
(54,835,253)	(29,795,156)	(3,450,077)	—	—	—

(54,835,253)	(29,795,156)	(3,592,448)	(86,356)	—	—

38,068,582	101,783,116	20,496,322	58,194,449	12,175,647	3,250,647
119,583,666	111,807,878	20,420,605	197,942	635,203	509,614
(188,581,973)	(631,140,322)	(26,632,956)	(61,034,771)	(4,863,464)	(18,849,418)
3,886	21,451	1,934	8,744	201	561

(30,925,839)	(417,527,877)	14,285,905	(2,633,636)	7,947,587	(15,088,596)

67,683,522	231,976,705	13,040,439	25,348,797	—	—
51,205,368	27,104,939	3,561,192	85,869	—	—
(79,179,310)	(119,228,883)	(2,488,331)	(6,422,594)	—	—
8,623	7,043	—	299	—	—

39,718,203	139,859,804	14,113,300	19,012,371	—	—

57,773,715	(191,455,870)	19,681,356	77,100,325	8,044,610	(10,067,130)

1,690,945,048	1,882,400,918	370,649,448	293,549,123	45,044,702	55,111,832

$1,748,718,763	$1,690,945,048	$390,330,804	$370,649,448	$53,089,312	$45,044,702

$(16,971,783)	$(9,822,810)	$392,543	$(127,730)	$(235,712)	$(69,552)

829,023	2,390,725	2,543,915	8,126,959	1,023,005	289,909
2,752,847	2,797,995	2,565,403	27,919	52,802	46,032
(4,112,444)	(14,822,528)	(3,305,303)	(8,511,232)	(404,822)	(1,699,886)

(530,574)	(9,633,808)	1,804,015	(356,354)	670,985	(1,363,945)

1,468,162	5,418,588	1,599,371	3,512,510	—	—
1,173,358	676,777	445,149	12,060	—	—
(1,725,905)	(2,764,509)	(307,669)	(886,905)	—	—

915,615	3,330,856	1,736,851	2,637,665	—	—

105

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	ULTRA GROWTH FUND		WORLD INNOVATORS FUND
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

Operations:
Net investment income (loss)	$(576,479)	$(1,064,997)	$(877,792)	$(1,034,505)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	11,454,580	11,892,472	34,101,492	21,819,097
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	2,231,366	9,619,447	(13,606,061)	15,415,124

Net increase (decrease) in net assets resulting from operations	13,109,467	20,446,922	19,617,639	36,199,716

Dividends paid from:
Investor Class
Net investment income	(520,869)	(520,867)	—	—
Net realized gains	(11,827,106)	(9,189,783)	(27,785,763)	(6,256,560)

	(12,347,975)	(9,710,650)	(27,785,763)	(6,256,560)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	(635,561)	(128,118)

	—	—	(635,561)	(128,118)

Capital share transactions:
Investor Class
Shares sold	16,185,539	4,951,716	32,589,566	18,432,994
Shares issued to holders in reinvestment of dividends	12,027,368	9,435,416	27,070,171	6,041,921
Shares redeemed	(6,315,188)	(15,159,900)	(33,260,994)	(56,466,951)
Redemption fees	2,718	215	4,346	2,501

Net increase (decrease)	21,900,437	(772,553)	26,403,089	(31,989,535)

Institutional Class
Shares sold	—	—	1,298,838	5,854,133
Shares issued to holders in reinvestment of dividends	—	—	621,806	128,118
Shares redeemed	—	—	(425,732)	(8,754,213)

Net increase (decrease)	—	—	1,494,912	(2,771,962)

Total increase (decrease) in net assets	22,661,929	9,963,719	19,094,316	(4,946,459)

Net assets:
Beginning of period	111,365,623	101,401,904	194,856,554	199,803,013

End of period	$134,027,552	$111,365,623	$213,950,870	$194,856,554

Undistributed net investment income (loss) included in net assets at end of period	$(2,001,335)	$(903,987)	$(919,536)	$(41,744)

Capital share transactions — shares:
Investor Class
Shares sold	728,132	254,111	1,452,714	909,168
Shares issued to holders in reinvestment of dividends	583,853	538,244	1,271,497	326,414
Shares redeemed	(293,003)	(784,313)	(1,511,229)	(2,869,552)

Net increase (decrease) in shares outstanding	1,018,982	8,042	1,212,982	(1,633,970)

Institutional Class
Shares sold	—	—	57,325	299,276
Shares issued to holders in reinvestment of dividends	—	—	29,016	6,903
Shares redeemed	—	—	(19,122)	(447,088)

Net increase (decrease) in shares outstanding	—	—	67,219	(140,909)

See Notes to Financial Statements.

106

MARCH 31, 2018 (UNAUDITED)

INCOME FUND		U.S. TREASURY FUND
Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

$998,569	$1,793,857	$3,516,903	$7,051,224
(70,828)	(98,032)	(159,554)	(15,383,863)
(1,316,331)	(999,732)	(6,682,843)	(39,287,510)

(388,590)	696,093	(3,325,494)	(47,620,149)

(984,812)	(1,793,675)	(3,495,373)	(7,013,012)
—	(124,947)	—	(23,928,558)

(984,812)	(1,918,622)	(3,495,373)	(30,941,570)

—	—	—	—
—	—	—	—

—	—	—	—

8,658,878	19,939,924	36,970,892	172,273,407
630,937	1,297,779	3,278,156	29,434,378
(9,250,473)	(22,860,288)	(64,513,875)	(251,422,062)
5,681	5,601	10,527	130,945

45,023	(1,616,984)	(24,254,300)	(49,583,332)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

(1,328,379)	(2,839,513)	(31,075,167)	(128,145,051)

96,866,558	99,706,071	360,865,764	489,010,815

$95,538,179	$96,866,558	$329,790,597	$360,865,764

$193,488	$4,835	$57,868	$36,338

861,291	1,972,799	2,289,758	10,519,433
62,831	128,472	199,955	1,897,444
(919,200)	(2,260,040)	(3,983,657)	(14,924,367)

4,922	(158,769)	(1,493,944)	(2,507,490)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

107

WASATCH FUNDS

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$67.44	(0.21)	8.21	8.00	—	[4]	—	(4.27)	(4.27)
Year ended 9/30/17	$56.90	(0.50)	11.13	10.63	—	[4]	—	(0.09)	(0.09)
Year ended 9/30/16[19]	$57.83	(0.30)	6.09	5.79	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.46	(0.14)[12]	5.95	5.81	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.49	(0.39)	2.12	1.73	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.41	(0.12)	11.19	11.07	0.01		—	—	—
Core Growth Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$67.81	(0.07)	8.17	8.10	—	[4]	—	(4.27)	(4.27)
Year ended 9/30/17	$57.16	(0.30)	11.07	10.77	—	[4]	(0.03)	(0.09)	(0.12)
Year ended 9/30/16[19]	$57.99	(0.14)	6.03	5.89	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.58	0.06	5.79	5.85	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.57	(0.23)	2.00	1.77	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.44	(0.07)	11.20	11.13	—	[4]	—	—	—
Emerging India Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$4.08	(0.03)	0.34	0.31	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/17	$3.39	0.02 [20]	0.70	0.72	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/16[19]	$3.07	(0.03)	0.39	0.36	—	[4]	—	(0.04)	(0.04)
Year ended 9/30/15	$2.73	(0.04)	0.38	0.34	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$1.78	(—)[4]	0.95	0.95	—	[4]	—	—	—
Year ended 9/30/13	$2.02	(0.01)	(0.23)	(0.24)	—	[4]	—	—	—
Emerging India Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$4.10	(0.01)	0.32	0.31	—		—	(0.13)	(0.13)
Year ended 9/30/17	$3.40	0.02 [20]	0.71	0.73	—	[4]	—	(0.03)	(0.03)
Period ended 9/30/1617 19	$2.82	(0.01)	0.59	0.58	—		—	—	—
Emerging Markets Select Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$10.46	(0.06)	0.85	0.79	—	[4]	—	—	—
Year ended 9/30/17	$9.23	(0.03)	1.26	1.23	—	[4]	—	—	—
Year ended 9/30/16[19]	$8.35	(0.05)	0.93	0.88	—	[4]	—	—	—
Year ended 9/30/15	$10.31	(0.04)	(1.89)	(1.93)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/14	$9.56	(0.01)	0.77	0.76	—	[4]	(0.01)	—	(0.01)
Period ended 9/30/13[10]	$10.00	— [4]	(0.44)	(0.44)	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$10.60	(0.04)	0.85	0.81	—		—	—	—
Year ended 9/30/17	$9.32	(0.01)	1.29	1.28	—	[4]	—	—	—
Year ended 9/30/16[19]	$8.41	0.04	0.87	0.91	—		—	—	—
Year ended 9/30/15	$10.37	(0.03)	(1.88)	(1.91)	—	[4]	(0.05)	—	(0.05)
Year ended 9/30/14	$9.61	— [4]	0.78	0.78	—	[4]	(0.02)	—	(0.02)
Period ended 9/30/13[11]	$10.00	(—)[4]	(0.39)	(0.39)	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$2.99	(0.03)	0.25	0.22	—		—	—	—
Year ended 9/30/17	$2.67	(0.04)	0.36	0.32	—	[4]	—	—	—
Year ended 9/30/16[19]	$2.39	(0.04)	0.32	0.28	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$2.74	(0.03)	(0.32)	(0.35)	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$2.67	(0.01)	0.14	0.13	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/13	$2.66	0.01	0.01	0.02	—	[4]	(0.01)	—	(0.01)
Emerging Markets Small Cap Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$3.00	(0.02)	0.24	0.22	—		—	—	—
Year ended 9/30/17	$2.67	0.01	0.32	0.33	—	[4]	—	—	—
Period ended 9/30/1617 19	$2.31	(—)[4]	0.36	0.36	—		—	—	—
Frontier Emerging Small Countries Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$2.75	(0.06)	0.28	0.22	—	[4]	—	—	—
Year ended 9/30/17	$2.63	(0.08)	0.20	0.12	—	[4]	—	—	—
Year ended 9/30/16[19]	$2.77	0.02	(0.16)	(0.14)	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$3.32	0.02	(0.50)	(0.48)	—	[4]	(0.02)	(0.05)	(0.07)
Year ended 9/30/14	$2.97	0.03	0.33	0.36	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/13	$2.41	0.01	0.55	0.56	—	[4]	— [4]	— [4]	— [4]
Frontier Emerging Small Countries Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$2.76	(0.10)	0.33	0.23	—	[4]	—	—	—
Year ended 9/30/17	$2.64	(0.06)	0.18	0.12	—	[4]	—	—	—
Period ended 9/30/1617 19	$2.58	0.02	0.04	0.06	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

108

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$71.17	12.11	1.19	[5]	1.19	[5]	(0.60)	(0.60)	$1,281,052	18%
$67.44	18.69	1.21	[5]	1.21	[5]	(0.78)	(0.78)	$1,211,089	26%
$56.90	10.69	1.21	[5]	1.21	[5]	(0.62)	(0.62)	$1,082,679	18%
$57.83	10.87	1.17	[5]	1.17	[5]	(0.29)[12]	(0.29)[12]	$1,014,515	39%
$53.46	3.26	1.18	[5]	1.18	[5]	(0.64)	(0.64)	$859,086	26%
$52.49	26.76	1.21	[5]	1.21	[5]	(0.39)	(0.39)	$924,304	16%

$71.64	12.19	1.05	[5]	1.08	[5]	(0.46)	(0.49)	$471,812	18%
$67.81	18.87	1.05	[5]	1.10	[5]	(0.63)	(0.67)	$383,159	26%
$57.16	10.83	1.07	[5]	1.09	[5]	(0.48)	(0.50)	$251,181	18%
$57.99	10.94	1.12	[5]	1.13	[5]	(0.29)[12]	(0.30)[12]	$150,614	39%
$53.58	3.31	1.13	[5]	1.19	[5]	(0.59)	(0.65)[5]	$49,369	26%
$52.57	26.86	1.12	[5]	1.32	[5]	(0.32)	(0.52)[5]	$19,971	16%

$4.26	7.50	1.65	[5]	1.65	[5]	(1.43)	(1.43)	$225,214	26%
$4.08	21.65	1.73	[5]	1.73	[5]	(0.92)	(0.92)	$207,949	17%
$3.39	11.98	1.82	[5]	1.96	[5]	(1.18)	(1.32)	$71,973	42%
$3.07	12.51	1.95	[5]	2.12	[5]	(1.38)	(1.55)	$63,850	36%
$2.73	53.37	1.96	[5]	2.58	[5]	(0.76)	(1.38)	$44,150	13%
$1.78	(11.88)	1.95	[5]	2.99	[5]	(0.99)	(2.03)	$15,938	40%

$4.28	7.45	1.51	[5]	1.55	[5]	(1.28)	(1.33)	$29,442	26%
$4.10	21.89	1.50	[5]	1.67	[5]	(0.77)	(0.94)	$23,739	17%
$3.40	20.57	1.50	[5]	2.00	[5]	(0.70)	(1.20)	$9,799	42%

$11.25	7.46 [21]	1.51	[6]	1.73	[6]	(1.05)	(1.26)	$15,789	22%
$10.46	13.33	1.51	[6]	1.90	[6]	(0.38)	(0.76)	$15,273	55%
$9.23	10.54	1.58	[6]	1.98	[6]	(0.15)	(0.55)	$11,892	62%
$8.35	(18.81)	1.70	[6]	2.00	[6]	(0.23)	(0.53)	$18,527	46%
$10.31	7.92	1.69	[5]	1.88	[5]	(0.09)	(0.28)	$26,502	59%
$9.56	(4.40)	1.69	[5]	2.40	[5]	0.04	(0.67)	$29,374	43%

$11.41	7.55 [21]	1.21	[6]	1.43	[6]	(0.75)	(0.97)	$32,684	22%
$10.60	13.73	1.21	[6]	1.52	[6]	(0.09)	(0.39)	$28,868	55%
$9.32	10.82	1.29	[6]	1.59	[6]	0.29	(0.01)	$26,763	62%
$8.41	(18.67)	1.51	[6]	1.77	[6]	(0.06)	(0.32)	$19,270	46%
$10.37	8.13	1.51	[5]	1.71	[5]	0.05	(0.15)	$32,306	59%
$9.61	(3.90)	1.50	[5]	2.21	[5]	(0.18)	(0.89)	$28,861	43%

$3.21	8.03 [21]	1.96	[5]	1.99	[5]	(1.20)	(1.24)	$375,772	15%
$2.99	11.99	1.96	[6]	2.02	[6]	(0.49)	(0.56)	$390,903	58%
$2.67	11.73	1.96	[6]	2.00	[6]	(0.75)	(0.79)	$674,632	42%
$2.39	(12.65)	1.95	[5]	2.01	[5]	(0.63)	(0.69)	$981,367	59%
$2.74	4.90	1.95	[5]	2.02	[5]	(0.28)	(0.35)	$1,457,882	55%
$2.67	0.85	1.95	[5]	2.06	[5]	0.21	0.09	$1,785,681	41%

$3.22	8.00 [21]	1.81	[5]	1.84	[5]	(1.05)	(1.08)	$276,154	15%
$3.00	12.36	1.81	[6]	1.88	[6]	(0.05)	(0.12)	$252,823	58%
$2.67	15.58	1.80	[6]	1.81	[6]	(0.03)	(0.04)	$160,729	42%

$2.97	8.00	2.23	[5]	2.41	[5]	(1.13)	(1.32)	$142,076	24%
$2.75	4.56	2.28	[6]	2.46	[6]	(0.48)	(0.67)	$155,758	59%
$2.63	(4.89)	2.25	[5]	2.39	[5]	0.35	0.21	$437,850	80%
$2.77	(14.88)	2.25	[5]	2.28	[5]	0.39	0.36	$1,027,673	34%
$3.32	11.97	2.24	[5]	2.24	[5]	0.79	0.79	$1,324,694	22%
$2.97	22.88	2.25	[5]	2.43	[5]	0.81	0.63	$730,694	13%

$2.99	8.33	2.03	[6]	2.13	[6]	(0.99)	(1.09)	$28,572	24%
$2.76	4.55	2.08	[6]	2.17	[6]	(0.34)	(0.44)	$42,006	59%
$2.64	2.33	2.06	[6]	2.06	[6]	1.40	1.40	$139,699	80%

109

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Global Opportunities Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$3.76	(0.01)	0.54	0.53	—	[4]	—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.07)	0.58	0.51	—	[4]	— [4]	(0.27)	(0.27)
Year ended 9/30/16[19]	$3.51	(0.04)	0.51	0.47	—	[4]	(0.01)	(0.45)	(0.46)
Year ended 9/30/15	$4.28	(0.05)	(0.08)	(0.13)	—	[4]	(0.01)	(0.63)	(0.64)
Year ended 9/30/14	$4.58	(0.05)	0.23	0.18	—	[4]	— [4]	(0.48)	(0.48)
Year ended 9/30/13	$4.15	(0.02)	0.93	0.91	—	[4]	—	(0.48)	(0.48)
Global Opportunities Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$3.76	0.01	0.53	0.54	—		—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.02)	0.54	0.52	—		(0.01)	(0.27)	(0.28)
Period ended 9/30/1617 19	$3.09	(—)[4]	0.43	0.43	—		—	—	—
Global Value Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$9.93	0.09	0.05	0.14	—	[4]	(0.08)	(1.29)	(1.37)
Year ended 9/30/17	$9.02	0.19	1.23	1.42	—	[4]	(0.19)	(0.32)	(0.51)
Year ended 9/30/16[19]	$8.84	0.16	1.01	1.17	—	[4]	(0.16)	(0.83)	(0.99)
Year ended 9/30/15	$12.69	0.15	(0.69)	(0.54)	—	[4]	(0.16)	(3.15)	(3.31)
Year ended 9/30/14	$16.57	0.21	1.49	1.70	—	[4]	(0.22)	(5.36)	(5.58)
Year ended 9/30/13	$14.31	0.22	2.37	2.59	—	[4]	(0.20)	(0.13)	(0.33)
Global Value Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$9.92	0.10	0.05	0.15	—	[4]	(0.09)	(1.29)	(1.38)
Year ended 9/30/17	$9.01	0.18	1.25	1.43	—	[4]	(0.20)	(0.32)	(0.52)
Year ended 9/30/16[19]	$8.84	0.29	0.88	1.17	—	[4]	(0.17)	(0.83)	(1.00)
Year ended 9/30/15	$12.69	(0.04)	(0.49)	(0.53)	—	[4]	(0.17)	(3.15)	(3.32)
Year ended 9/30/14	$16.57	0.20	1.52	1.72	—	[4]	(0.24)	(5.36)	(5.60)
Year ended 9/30/13	$14.31	0.22	2.39	2.61	—	[4]	(0.22)	(0.13)	(0.35)
International Growth Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$33.84	(0.01)	3.06	3.05	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.43	(0.13)	3.61	3.48	—	[4]	—	(1.07)	(1.07)
Year ended 9/30/16[19]	$27.88	(0.22)	3.77	3.55	—	[4]	—	—	—
Year ended 9/30/15	$26.78	(0.09)	1.39	1.30	—	[4]	(0.01)	(0.19)	(0.20)
Year ended 9/30/14	$28.76	(0.02)	(1.24)	(1.26)	—	[4]	—	(0.72)	(0.72)
Year ended 9/30/13	$22.44	0.07	6.32	6.39	0.01		(0.08)	—	(0.08)
International Growth Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$33.88	0.05	3.02	3.07	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.46	(0.05)	3.56	3.51	—	[4]	(0.02)	(1.07)	(1.09)
Period ended 9/30/1617 19	$28.46	0.01	2.99	3.00	—	[4]	—	—	—
International Opportunities Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$3.47	(0.03)	0.33	0.30	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.21	(0.04)	0.30	0.26	—	[4]	—	—	—
Year ended 9/30/16[19]	$2.74	(0.01)	0.61	0.60	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/15	$3.09	(0.01)	(0.04)	(0.05)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/14	$2.94	(0.01)	0.33	0.32	—	[4]	—	(0.17)	(0.17)
Year ended 9/30/13	$2.41	(—)[4]	0.53	0.53	—	[4]	—	—	—
International Opportunities Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$3.50	(0.02)	0.32	0.30	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.23	(0.01)	0.28	0.27	—	[4]	—	—	—
Period ended 9/30/1617 19	$2.71	0.01	0.51	0.52	—	[4]	—	—	—
Long/Short Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$12.58	— [4]	(0.16)	(0.16)	—	[4]	—	— [4]	— [4]
Year ended 9/30/17	$12.63	(0.14)	0.09	(0.05)	—	[4]	—	— [4]	— [4]
Year ended 9/30/16[19]	$12.36	(0.08)	1.60	1.52	—	[4]	(0.01)	(1.24)	(1.25)
Year ended 9/30/15	$16.29	0.02	(3.00)	(2.98)	—	[4]	(0.14)	(0.81)	(0.95)
Year ended 9/30/14	$15.82	0.17	0.65	0.82	—	[4]	—	(0.35)	(0.35)
Year ended 9/30/13	$13.66	(0.04)	2.23	2.19	—	[4]	—	(0.03)	(0.03)
Long/Short Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$12.66	(0.08)	(0.06)	(0.14)	0.01		—	— [4]	— [4]
Year ended 9/30/17	$12.67	(0.12)	0.10	(0.02)	0.01		—	— [4]	— [4]
Year ended 9/30/16[19]	$12.38	0.21	1.33	1.54	0.02		(0.03)	(1.24)	(1.27)
Year ended 9/30/15	$16.32	0.06	(3.02)	(2.96)	—	[4]	(0.17)	(0.81)	(0.98)
Year ended 9/30/14	$15.83	0.18	0.66	0.84	—	[4]	—	(0.35)	(0.35)
Period ended 9/30/13[11]	$13.80	(0.01)	2.07	2.06	—	[4]	—	(0.03)	(0.03)

See Notes to Financial Highlights and Notes to Financial Statements.

110

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$3.88	14.84 [21]	1.55	[6]	1.55	[6]	(0.79)	(0.79)	$103,679	24%
$3.76	16.61	1.59	[6]	1.59	[6]	(1.09)	(1.09)	$95,847	27%
$3.52	13.73	1.62	[6]	1.62	[6]	(0.98)	(0.98)	$150,945	44%
$3.51	(3.88)	1.81	[5]	1.81	[5]	(1.10)	(1.10)	$155,968	54%
$4.28	3.94	1.78	[5]	1.78	[5]	(0.83)	(0.83)	$192,664	42%
$4.58	24.23	1.80	[5]	1.80	[5]	(0.70)	(0.70)	$220,460	43%

$3.89	14.84	1.36	[6]	1.70	[6]	(0.51)	(0.85)	$10,292	24%
$3.76	16.92	1.36	[5]	1.93	[5]	(0.85)	(1.41)	$7,149	27%
$3.52	13.92	1.35	[5]	2.32	[5]	(0.57)	(1.54)	$5,348	44%

$8.70	1.38 [21]	1.10	[5]	1.18	[5]	1.94	1.87	$161,826	47%
$9.93	16.11	1.10	[5]	1.19	[5]	1.93	1.84	$175,730	44%
$9.02	13.92	1.10	[5]	1.17	[5]	1.70	1.63	$189,691	26%
$8.84	(6.61)	1.10	[5]	1.12	[5]	1.34	1.32	$244,056	39%
$12.69	11.78	1.11	5 8	1.12	5 8	1.38	1.37	$409,169	53%
$16.57	18.40	1.10	[5]	1.16	[5]	1.27	1.21	$786,910	47%

$8.69	1.46 [21]	0.95	[5]	1.53	[5]	2.08	1.51	$4,387	47%
$9.92	16.31	0.95	[5]	2.31	[5]	2.05	0.70	$4,594	44%
$9.01	13.97	0.96	[5]	1.72	[5]	1.76	1.00	$3,589	26%
$8.84	(6.50)	0.98	[5]	1.44	[5]	1.40	0.94	$1,525	39%
$12.69	11.95	0.98	[5]	1.25	[5]	1.52	1.25	$8,068	53%
$16.57	18.54	0.98	[5]	1.35	[5]	1.37	1.00	$15,444	47%

$35.96	9.46 [21]	1.45	[5]	1.45	[5]	0.15	0.15	$740,381	23%
$33.84	12.04	1.46	[5]	1.46	[5]	(0.28)	(0.28)	$804,613	31%
$31.43	12.73	1.48	[5]	1.48	[5]	(0.41)	(0.41)	$945,168	50%
$27.88	4.83	1.50	[5]	1.50	[5]	(0.32)	(0.32)	$1,316,095	46%
$26.78	(4.53)	1.46	[5]	1.46	[5]	(0.06)	(0.06)	$1,421,086	42%
$28.76	28.63	1.49	[5]	1.49	[5]	0.25	0.25	$1,326,931	44%

$36.02	9.51 [21]	1.35	[5]	1.35	[5]	0.37	0.37	$896,170	23%
$33.88	12.16	1.35	[5]	1.37	[5]	(0.14)	(0.16)	$656,860	31%
$31.46	10.54	1.35	[5]	1.36	[5]	0.07	0.06	$509,016	50%

$3.53	9.22 [21]	2.12	[5]	2.11	[5]	(1.55)	(1.55)	$268,265	18%
$3.47	8.10	2.24	[6]	2.24	[6]	(0.88)	(0.88)	$265,879	59%
$3.21	22.73	2.25	[5]	2.29	[5]	(0.35)	(0.39)	$512,252	41%
$2.74	(1.44)	2.25	[5]	2.43	[5]	(0.36)	(0.54)	$453,495	25%
$3.09	11.53	2.25	[5]	2.41	[5]	(0.40)	(0.56)	$339,659	38%
$2.94	21.99	2.25	[5]	2.42	[5]	(0.03)	(0.20)	$278,216	49%

$3.56	9.14 [21]	1.95	[5]	1.97	[5]	(1.38)	(1.40)	$254,310	18%
$3.50	8.36	1.96	[6]	2.04	[6]	(0.39)	(0.47)	$234,795	59%
$3.23	19.19	1.95	[5]	2.04	[5]	0.64	0.55	$168,136	41%

$12.42	(1.27)	1.86	6 7	1.91	6 7	0.64	0.59	$60,270	38%
$12.58	(0.37)	2.31	6 7	2.31	6 7	(0.71)	(0.71)	$79,841	40%
$12.63	13.38	1.83	6 7	1.83	6 7	(0.06)	(0.06)	$184,158	47%
$12.36	(19.33)	1.61	[7]	1.61	[7]	0.12	0.12	$616,192	44%
$16.29	5.21	1.53	7 9	1.53	7 9	1.05	1.05	$1,696,707	47%
$15.82	16.09	1.51	[7]	1.51	[7]	(0.22)	(0.22)	$1,479,371	47%

$12.53	(1.03)	1.36	6 7	1.77	6 7	0.92	0.52	$10,340	38%
$12.66	(0.05)	2.03	6 7	2.15	6 7	(0.44)	(0.55)	$26,078	40%
$12.67	13.71	1.52	6 7	1.57	6 7	0.18	0.13	$64,009	47%
$12.38	(19.19)	1.47	[7]	1.47	[7]	0.25	0.25	$408,792	44%
$16.32	5.33	1.42	[7]	1.42	[7]	1.18	1.18	$1,022,568	47%
$15.83	14.99	1.39	[7]	1.40	[7]	(0.16)	(0.17)	$824,780	47%

111

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital Distribution	Total Distributions
Micro Cap Fund
Six Months ended 3/31/18 (unaudited)	$8.23	(0.03)	1.01	0.98	—	[4]	—	(1.17)	—	(1.17)
Year ended 9/30/17	$7.19	(0.11)	1.75	1.64	—	[4]	(0.01)	(0.59)	—	(0.60)
Year ended 9/30/16[19]	$7.21	(0.08)	1.15	1.07	—	[4]	—	(1.09)	—	(1.09)
Year ended 9/30/15	$7.36	(0.08)[13]	0.28	0.20	—	[4]	— [4]	(0.35)	—	(0.35)
Year ended 9/30/14	$7.42	(0.14)	0.08	(0.06)	—	[4]	—	—	—	—
Year ended 9/30/13	$5.71	(0.10)	1.81	1.71	—	[4]	—	—	—	—
Micro Cap Value Fund
Six Months ended 3/31/18 (unaudited)	$3.48	(0.01)	0.17	0.16	—	[4]	—	(0.27)	—	(0.27)
Year ended 9/30/17	$2.87	(0.02)	0.68	0.66	—	[4]	— [4]	(0.05)	—	(0.05)
Year ended 9/30/16[19]	$2.87	(0.02)	0.34	0.32	—	[4]	—	(0.32)	—	(0.32)
Year ended 9/30/15	$3.02	(0.02)[14]	0.31	0.29	—	[4]	—	(0.44)	—	(0.44)
Year ended 9/30/14	$3.45	(0.04)	0.18	0.14	—	[4]	—	(0.57)	—	(0.57)
Year ended 9/30/13	$2.85	(0.03)	0.91	0.88	—	[4]	—	(0.28)	—	(0.28)
Small Cap Growth Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$45.72	(0.22)	6.34	6.12	—	[4]	—	(5.07)	—	(5.07)
Year ended 9/30/17	$43.52	(0.53)	6.24	5.71	—	[4]	—	(3.51)	—	(3.51)
Year ended 9/30/16[19]	$45.97	(0.47)	5.65	5.18	—	[4]	—	(7.63)	—	(7.63)
Year ended 9/30/15	$50.25	(0.40)	0.93	0.53	—	[4]	—	(4.81)	—	(4.81)
Year ended 9/30/14	$51.31	(0.41)	1.03	0.62	—	[4]	—	(1.68)	—	(1.68)
Year ended 9/30/13	$43.82	(0.15)	10.53	10.38	—	[4]	—	(2.89)	—	(2.89)
Small Cap Growth Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$45.89	(0.12)	6.31	6.19	—	[4]	—	(5.07)	—	(5.07)
Year ended 9/30/17	$43.58	(0.17)	5.99	5.82	—	[4]	—	(3.51)	—	(3.51)
Period ended 9/30/1617 19	$37.58	(0.07)	6.07	6.00	—	[4]	—	—	—	—
Small Cap Value Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$7.94	0.02	0.34	0.36	—	[4]	(0.01)	(0.52)	—	(0.53)
Year ended 9/30/17	$6.61	— [4]	1.33	1.33	—	[4]	— [4]	—	—	—
Year ended 9/30/16[19]	$5.86	0.01	0.77	0.78	—	[4]	(0.03)	—	—	(0.03)
Year ended 9/30/15	$5.69	0.05 [15]	0.12	0.17	—	[4]	—	—	—	—
Year ended 9/30/14	$5.12	(0.02)	0.59	0.57	—	[4]	—	—	—	—
Year ended 9/30/13	$3.81	(0.01)	1.32	1.31	—	[4]	—	—	—	—
Small Cap Value Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$7.98	0.03	0.34	0.37	—		(0.02)	(0.52)	—	(0.54)
Year ended 9/30/17	$6.65	0.01	1.34	1.35	—	[4]	(0.02)	—	—	(0.02)
Year ended 9/30/16[19]	$5.88	0.02	0.78	0.80	—	[4]	(0.03)	—	—	(0.03)
Year ended 9/30/15	$5.72	0.05 [15]	0.11	0.16	—	[4]	—	—	—	—
Year ended 9/30/14	$5.14	(0.03)	0.61	0.58	—		—	—	—	—
Year ended 9/30/13	$3.82	(0.01)	1.33	1.32	—	[4]	—	—	—	—
Strategic Income Fund
Six Months ended 3/31/18 (unaudited)	$11.78	0.13	0.06	0.19	—	[4]	(0.16)	—	—	(0.16)
Year ended 9/30/17	$10.62	0.16	1.12	1.28	—	[4]	(0.12)	—	—	(0.12)
Year ended 9/30/16[19]	$10.49	0.26	0.49	0.75	—	[4]	(0.23)	(0.35)	(0.04)	(0.62)
Year ended 9/30/15	$12.63	0.30	(1.38)	(1.08)	—	[4]	(0.44)	(0.62)	—	(1.06)
Year ended 9/30/14	$11.08	0.32	1.74	2.06	—	[4]	(0.35)	(0.16)	—	(0.51)
Year ended 9/30/13	$9.30	0.33	1.78	2.11	—	[4]	(0.33)	—	—	(0.33)
Ultra Growth Fund
Six Months ended 3/31/18 (unaudited)	$21.81	(0.05)	2.56	2.51	—	[4]	(0.10)	(2.34)	—	(2.44)
Year ended 9/30/17	$19.89	(0.20)	4.12	3.92	—	[4]	(0.11)	(1.89)	—	(2.00)
Year ended 9/30/16[19]	$18.06	(0.18)	3.66	3.48	—	[4]	—	(1.65)	—	(1.65)
Year ended 9/30/15	$23.67	(0.26)	1.54	1.28	—	[4]	(0.01)	(6.88)	—	(6.89)
Year ended 9/30/14	$24.57	(0.06)	0.80	0.74	—	[4]	—	(1.64)	—	(1.64)
Year ended 9/30/13	$22.83	(0.15)	4.96	4.81	—	[4]	—	(3.07)	—	(3.07)

See Notes to Financial Highlights and Notes to Financial Statements.

112

(for a share outstanding throughout each period)

			Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]		Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$8.04	12.70	[21]	1.65	[5]	1.65	[5]	(1.23)	(1.23)	$369,575	33%
$8.23	25.10		1.75	[5]	1.75	[5]	(1.43)	(1.43)	$311,583	31%
$7.19	16.04		1.92	[5]	1.92	[5]	(1.14)	(1.14)	$277,691	32%
$7.21	2.45		1.90	[5]	1.90	[5]	(0.85)[13]	(0.85)[13]	$273,311	31%
$7.36	(0.81)		1.97		1.97		(1.67)	(1.67)	$293,815	26%
$7.42	29.95		2.13	[5]	2.13	[5]	(1.28)	(1.28)	$323,175	17%

$3.37	4.57		1.73	[5]	1.73	[5]	(0.86)	(0.86)	$249,622	29%
$3.48	23.29		1.85	[5]	1.85	[5]	(0.81)	(0.81)	$216,087	57%
$2.87	12.04		1.95	[5]	2.04	[5]	(0.59)	(0.68)	$179,116	73%
$2.87	9.99		1.96	[6]	2.02	[6]	(0.55)[14]	(0.61)[14]	$154,169	53%
$3.02	3.26		2.03	[5]	2.09	[5]	(1.31)	(1.37)	$158,800	71%
$3.45	33.92		2.25	[5]	2.25	[5]	(0.92)	(0.92)	$166,487	66%

$46.77	14.25		1.23	[5]	1.23	[5]	(0.90)	(0.90)	$1,184,918	20%
$45.72	14.29		1.27	[5]	1.27	[5]	(0.88)	(0.88)	$1,182,573	19%
$43.52	11.87		1.29	[5]	1.29	[5]	(0.79)	(0.79)	$1,544,796	20%
$45.97	0.39		1.22	[5]	1.22	[5]	(0.75)	(0.75)	$2,000,588	31%
$50.25	1.09		1.21	[5]	1.21	[5]	(0.75)	(0.75)	$2,219,638	23%
$51.31	25.34		1.23	[5]	1.23	[5]	(0.42)	(0.42)	$2,487,031	10%

$47.01	14.35		1.05	[5]	1.09	[5]	(0.72)	(0.76)	$563,801	20%
$45.89	14.54		1.05	[5]	1.11	[5]	(0.66)	(0.72)	$508,373	19%
$43.58	15.97		1.05	[5]	1.11	[5]	(0.63)	(0.69)	$337,605	20%

$7.77	4.34		1.20	[5]	1.20	[5]	0.48	0.48	$328,180	28%
$7.94	20.20		1.21	[5]	1.21	[5]	0.04	0.04	$320,978	37%
$6.61	13.37		1.24	[5]	1.24	[5]	0.23	0.23	$269,710	57%
$5.86	2.99		1.21	[5]	1.21	[5]	0.82 [15]	0.82 [15]	$257,655	57%
$5.69	11.13		1.20	[5]	1.20	[5]	(0.52)	(0.52)	$265,521	50%
$5.12	34.38		1.26	[5]	1.27	[5]	(0.21)	(0.22)	$201,581	40%

$7.81	4.48		1.05	[5]	1.13	[5]	0.64	0.57	$62,150	28%
$7.98	20.28		1.05	[5]	1.16	[5]	0.21	0.11	$49,671	37%
$6.65	13.54		1.08	[5]	1.20	[5]	0.40	0.28	$23,839	57%
$5.88	2.97		1.15	[5]	1.20	[5]	0.92 [15]	0.87 [15]	$18,941	57%
$5.72	11.28		1.15	[5]	1.44	[5]	(0.49)	(0.78)	$10,436	50%
$5.14	34.55		1.15	[5]	1.46	[5]	(0.11)	(0.42)	$9,359	40%

$11.81	1.60		0.95	[5]	1.07	[5]	1.97	1.85	$53,089	32%
$11.78	12.09		0.95	[5]	1.10	[5]	1.12	0.98	$45,045	34%
$10.62	7.38		0.95	[5]	1.04	[5]	2.50	2.41	$55,112	45%
$10.49	(9.54)		0.95	[5]	0.95	[5]	2.51	2.51	$88,661	78%
$12.63	18.94		0.95	[5]	0.96	[5]	2.59	2.58	$94,958	69%
$11.08	23.01		0.95	[5]	1.06	[5]	3.16	3.05	$66,579	54%

$21.88	12.28	[21]	1.26	[5]	1.26	[5]	(0.98)	(0.98)	$134,028	26%
$21.81	22.13		1.30	[5]	1.30	[5]	(1.06)	(1.06)	$111,366	34%
$19.89	20.08		1.33	[5]	1.33	[5]	(1.03)	(1.03)	$101,402	28%
$18.06	4.02		1.31	[5]	1.31	[5]	(1.06)	(1.06)	$96,015	38%
$23.67	2.66		1.26	[5]	1.26	[5]	(1.00)	(1.00)	$102,834	38%
$24.57	24.52		1.29	[5]	1.29	[5]	(0.64)	(0.64)	$151,697	25%

113

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
World Innovators Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	$22.75	(0.07)	2.37	2.30	—	[4]	—	(3.32)	(3.32)
Year ended 9/30/17	$19.32	(0.13)	4.26	4.13	—	[4]	—	(0.70)	(0.70)
Year ended 9/30/16[19]	$20.17	(0.12)	1.90	1.78	—	[4]	—	(2.63)	(2.63)
Year ended 9/30/15	$22.62	(0.21)	0.30	0.09	—	[4]	—	(2.54)	(2.54)
Year ended 9/30/14	$23.15	(0.24)	0.91	0.67	—	[4]	—	(1.20)	(1.20)
Year ended 9/30/13	$18.55	(0.12)	4.72	4.60	—	[4]	—	—	—
World Innovators Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	$22.87	(0.03)	2.36	2.33	—		—	(3.32)	(3.32)
Year ended 9/30/17	$19.36	(0.09)	4.30	4.21	—		—	(0.70)	(0.70)
Period ended 9/30/1617 19	$17.54	(—)[4]	1.82	1.82	—		—	—	—
Income Fund
Six Months ended 3/31/18 (unaudited)	$10.12	0.10	(0.14)	(0.04)	—	[4]	(0.10)	—	(0.10)
Year ended 9/30/17	$10.25	0.19	(0.12)	0.07	—	[4]	(0.19)	(0.01)	(0.20)
Year ended 9/30/16[19]	$10.18	0.19	0.07	0.26	—	[4]	(0.19)	—	(0.19)
Year ended 9/30/15	$10.15	0.16	0.03	0.19	—	[4]	(0.16)	—	(0.16)
Year ended 9/30/14	$10.13	0.17	0.02	0.19	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/13	$10.44	0.17	(0.31)	(0.14)	—		(0.17)	—	(0.17)
U.S. Treasury Fund
Six Months ended 3/31/18 (unaudited)	$16.32	0.17	(0.32)	(0.15)	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/17	$19.86	0.35	(2.23)	(1.88)	0.01		(0.35)	(1.32)	(1.67)
Year ended 9/30/16[19]	$18.42	0.37	2.29	2.66	0.01		(0.36)	(0.87)	(1.23)
Year ended 9/30/15	$17.08	0.38	1.33	1.71	0.01		(0.38)	—	(0.38)
Year ended 9/30/14	$15.33	0.45	1.75	2.20	—	[4]	(0.45)	—	(0.45)
Year ended 9/30/13	$18.75	0.44	(3.08)	(2.64)	0.01		(0.44)	(0.35)	(0.79)

See Notes to Financial Highlights and Notes to Financial Statements.

114

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$21.73	10.50 [21]	1.79	[5]	1.79	[5]	(0.83)	(0.83)	$208,809	104%
$22.75	22.23	1.83	[5]	1.83	[5]	(0.57)	(0.57)	$191,021	91%
$19.32	8.97	1.78	[5]	1.78	[5]	(0.66)	(0.66)	$193,826	112%
$20.17	0.32	1.76	[5]	1.76	[5]	(0.76)	(0.76)	$186,272	100%
$22.62	2.69	1.73	[5]	1.73	[5]	(0.89)	(0.89)	$253,311	111%
$23.15	24.80	1.77	[5]	1.79	[5]	(0.84)	(0.86)	$266,911	84%

$21.88	10.63 [21]	1.55	[5]	2.10	[5]	(0.55)	(1.10)	$5,142	104%
$22.87	22.55	1.55	[5]	2.22	[5]	(0.29)	(0.96)	$3,836	91%
$19.36	10.38	1.55	[5]	3.69	[5]	(0.01)	(2.15)	$5,977	112%

$9.98	(0.36)	0.74	[5]	0.74	[5]	2.09	2.09	$95,538	24%
$10.12	0.68	0.75	[5]	0.75	[5]	1.83	1.83	$96,867	75%
$10.25	2.58	0.73	[5]	0.73	[5]	1.85	1.85	$99,706	37%
$10.18	1.87	0.72	[5]	0.72	[5]	1.57	1.57	$108,959	44%
$10.15	1.91	0.70	[5]	0.70	[5]	1.66	1.66	$116,752	13%
$10.13	(1.34)	0.71		0.71		1.67	1.67	$130,285	35%

$16.00	(0.95)	0.70	[5]	0.70	[5]	2.08	2.08	$329,791	—%
$16.32	(8.86)	0.72	[5]	0.72	[5]	2.04	2.04	$360,866	20%
$19.86	15.49	0.69	5 18	0.73	[5]	1.97 [18]	1.93	$489,011	59%
$18.42	10.09	0.67	[5]	0.67	[5]	2.12	2.12	$327,861	131%
$17.08	14.54	0.70	[5]	0.70	[5]	2.77	2.77	$224,664	28%
$15.33	(14.43)	0.71	[5]	0.71	[5]	2.46	2.46	$193,231	34%

115

WASATCH FUNDS

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]
Long/Short Fund — Investor Class
Six Months ended 3/31/18 (unaudited)	1.60	1.65
Year ended 9/30/17	1.42	1.42
Year ended 9/30/16	1.42	1.42
Year ended 9/30/15	1.30	1.30
Year ended 9/30/14	1.27	1.27
Year ended 9/30/13	1.28	1.28

Long/Short Fund — Institutional Class
Six Months ended 3/31/18 (unaudited)	1.15	1.56
Year ended 9/30/17	1.15	1.27
Year ended 9/30/16	1.17	1.22
Year ended 9/30/15	1.16	1.16
Year ended 9/30/14	1.16	1.16
Period ended 9/30/13[11]	1.17	1.18

  [8]Includes extraordinary expenses of 0.01% (see Note 7 in “Notes to Financial Statements.”).

  [9]Includes extraordinary expenses of less than 0.01% (see Note 7 in “Notes to Financial Statements.”).

[10]Fund inception date was December 13, 2012.

[11]Institutional class inception date was December 13, 2012.

[12]Investment income per share reflects a large, non-recurring dividend which amounted to $0.17 and $0.08 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]
Core Growth Fund — Investor Class	(0.58)	(0.58)
Core Growth Fund — Institutional Class	(0.59)	(0.60)

[13]Investment income per share reflects a large, non-recurring dividend which amounted to $0.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.40)%.

[14]Investment income per share reflects a large, non-recurring dividend which amounted to $0.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)% for Net Investment Income Net of Waivers and Reimbursements and (1.10)% for Net Investment Income Before Waivers and Reimbursements.

[15]Investment income per share reflects a large, non-recurring dividend which amounted to $0.05 and $0.05 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]
Small Cap Value Fund — Investor Class	— [16]	— [16]
Small Cap Value Fund — Institutional Class	0.10	0.05

[16]Amount is less than 0.005%.

[17]Institutional class inception date was February 1, 2016.

[18]Includes reimbursement by Hoisington Investment Management Co., the Sub-Advisor, for proxy statement expenses which amounted to $0.01 per share.

116

MARCH 31, 2018 (UNAUDITED)

[19]Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses (see Note 7 “Related Party Transactions” “Custodian Out-of-Pocket Expense Reimbursement” in “Notes to Financial Statements”). Excluding this non-recurring reimbursement, the ratio of expenses to average net assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Core Growth Fund — Investor Class	1.21	1.21
Core Growth Fund — Institutional Class	1.07	1.09
Emerging India Fund — Investor Class	1.84	1.98
Emerging India Fund — Institutional Class	1.56	2.06
Emerging Markets Select Fund — Investor Class	1.60	2.00
Emerging Markets Select Fund — Institutional Class	1.33	1.63
Emerging Markets Small Cap Fund — Investor Class	1.97	2.01
Emerging Markets Small Cap Fund — Institutional Class	1.82	1.83
Frontier Emerging Small Countries Fund — Investor Class	2.25	2.39
Frontier Emerging Small Countries Fund — Institutional Class	2.08	2.08
Global Opportunities Fund — Investor Class	1.64	1.64
Global Opportunities Fund — Institutional Class	1.42	2.39
Global Value Fund — Investor Class	1.10	1.17
Global Value Fund — Institutional Class	0.96	1.72
International Growth Fund — Investor Class	1.48	1.48
International Growth Fund — Institutional Class	1.36	1.37
International Opportunities Fund — Investor Class	2.26	2.30
International Opportunities Fund — Institutional Class	1.97	2.06
Long/Short Fund — Investor Class	1.83	1.83
Long/Short Fund — Institutional Class	1.52	1.57
Micro Cap Fund	1.92	1.92
Micro Cap Value Fund	1.96	2.05
Small Cap Growth Fund — Investor Class	1.29	1.29
Small Cap Growth Fund — Institutional Class	1.05	1.11
Small Cap Value Fund — Investor Class	1.24	1.24
Small Cap Value Fund — Institutional Class	1.08	1.20
Strategic Income Fund	0.95	1.04
Ultra Growth Fund	1.34	1.34
World Innovators Fund — Investor Class	1.79	1.79
World Innovators Fund — Institutional Class	1.63	3.77
Income Fund	0.73	0.73
U.S. Treasury Fund	0.69	0.73

[20]Per share amounts do not correlate to amounts reported in the Statement of Operations due to timing of share activity.

[21]Since the U.S. stock market was closed on March 30 and March 31, 2018, the Wasatch Funds were not priced on those days and performance was calculated with reference to the March 29, 2018 Net Asset Value (NAV). The Funds listed below held securities in foreign markets which were open on March 30 and/or March 31, 2018, resulting in a small difference in the NAV as of March 31, 2018. Performance for the six months ended March 31, 2018 calculated with the March 31, 2018 NAV date was as follows:

	Total Return (%)
Emerging Market Select Fund — Investor Class	7.55
Emerging Market Select Fund — Institutional Class	7.64
Emerging Markets Small Cap Fund — Investor Class	7.36
Emerging Markets Small Cap Fund — Institutional Class	7.33
Global Opportunities Fund — Investor Class	14.55
Global Value Fund — Investor Class	1.27
Global Value Fund — Institutional Class	1.34
International Growth Fund — Investor Class	9.13
International Growth Fund — Institutional Class	9.17
International Opportunities Fund — Investor Class	8.91
International Opportunities Fund — Institutional Class	8.83
Micro Cap Fund	12.56
Ultra Growth Fund	12.23
World Innovators Fund — Investor Class	10.40
World Innovators Fund — Institutional Class	10.53

See Notes to Financial Statements.

117

WASATCH FUNDS

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 19 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Value Fund (formerly Large Cap Value Fund), International Growth Fund, International Opportunities Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 13 funds offer Institutional Class shares: Core Growth Fund, Global Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund and Long/Short Fund, which commenced operations on December 13, 2012 and Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Small Cap Growth Fund and World Innovators Fund, which commenced operations on February 1, 2016. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Value, International Growth, International Opportunities, Long/Short, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, Ultra Growth and World Innovators Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2018. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as realized gain or loss.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

118

MARCH 31, 2018 (UNAUDITED)

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred. Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

Short Sales — The Long/Short Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions. Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

Participation Notes — The Frontier Emerging Small Countries and the Global Opportunities Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds and the Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options. Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

119

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Notes to Financial Statements (continued)

5. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 2018 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Purchases	$302,261,260	$70,360,556	$11,332,755	$100,817,230	$45,022,287	$25,771,570
Sales	331,541,699	64,403,757	10,436,586	153,100,751	89,739,352	31,836,351

	Global Value Fund	International Growth Fund	International Opportunities Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund
Purchases	$80,255,133	$379,274,151	$88,841,689	$32,935,540	$106,418,202	$90,187,784
Sales	96,139,453	339,293,787	114,001,641	66,840,568	112,881,757	65,490,560

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$343,972,953	$109,056,126	$21,035,011	$37,033,280	$182,259,907	$20,563,932
Sales	532,514,544	106,939,840	13,365,589	30,358,440	191,369,513	17,188,894

Purchases and sales of U.S. government securities in the Income Fund were $3,023,093 and $4,957,921, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $0 and $29,533,033, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2014. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

As of March 31, 2018, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Value Fund
Cost	$1,078,064,702	$199,280,449	$36,779,773	$440,653,812	$128,313,031	$73,406,619	$155,140,325

Gross appreciation	$678,843,672	$58,013,799	$12,011,000	$232,266,904	$42,363,020	$42,798,476	$17,151,364
Gross (depreciation)	(10,828,456)	(2,322,934)	(148,437)	(22,996,479)	(1,848,333)	(1,681,438)	(4,943,644)

Net appreciation	$668,015,216	$55,690,865	$11,862,563	$209,270,425	$40,514,687	$41,117,038	$12,207,720

	International Growth Fund	International Opportunities Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Cost	$1,095,185,393	$374,361,958	$53,459,262	$256,917,958	$186,343,271	$1,119,342,273	$311,711,727

Gross appreciation	$583,677,922	$161,574,397	$9,124,919	$126,540,667	$70,484,596	$676,465,954	$93,404,749
Gross (depreciation)	(28,177,775)	(10,605,840)	(10,481,771)	(11,522,982)	(3,659,829)	(48,345,796)	(11,400,590)

Net appreciation (depreciation)	$555,500,147	$150,968,557	$(1,356,852)	$115,017,685	$66,824,767	$628,120,158	$82,004,159

120

MARCH 31, 2018 (UNAUDITED)

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$47,401,710	$99,628,813	$190,384,300	$95,991,969	$354,096,223

Gross appreciation	$7,114,284	$45,154,694	$26,240,763	$568,702	$1,880,811
Gross (depreciation)	(1,792,124)	(8,733,332)	(5,317,421)	(1,389,678)	(26,566,987)

Net appreciation (depreciation)	$5,322,160	$36,421,362	$20,923,342	$(820,976)	$(24,686,176)

The difference between book-basis and tax-basis unrealized gains is primarily attributable to the tax deferral of losses on wash sales.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of the date of this report.

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in four funds. The Income Fund typically declares and pays dividends monthly. The Global Value, Strategic Income and U.S. Treasury Funds typically declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments, options and foreign currency translations.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Under the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards are available for an unlimited period. Post-enactment losses that are carried forward retain their character as either short-term or long-term capital losses. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital loss carryforwards as of September 30, 2017 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Emerging Markets Select Fund	$7,798,666	$1,152,970
Emerging Markets Small Cap Fund	11,373,715	—
Frontier Emerging Small Countries Fund	97,765,929	53,783,397
Long/Short Fund	26,195,256	127,709,466
Strategic Income Fund	4,757,330	—
Income Fund	91,170	—
U.S. Treasury Fund	10,816,652	3,399,648

During the tax year ended September 30, 2017, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Emerging Markets Small Cap Fund	$66,457,413
International Opportunities Fund	5,672,021
Small Cap Value Fund	12,686,827
Strategic Income Fund	2,392,583

121

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Notes to Financial Statements (continued)

The Funds have elected to defer losses incurred from November 1, 2016 through September 30, 2017 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$8,181,295
Emerging India Fund	—	1,275,315
Emerging Markets Select Fund	—	20,605
Emerging Markets Small Cap Fund	—	1,355,255
Frontier Emerging Small Countries Fund	—	3,923,739
Global Opportunities Fund	79,288	912,121
International Growth Fund	—	879,707
International Opportunities Fund	—	3,171,871
Long/Short Fund	—	455,640
Micro Cap Fund	—	2,607,368
Micro Cap Value Fund	—	1,095,632
Small Cap Growth Fund	—	9,822,810
Small Cap Value Fund	—	127,730
Strategic Income Fund	—	64,525
Ultra Growth Fund	86,414	903,987

EU Reclaims — As a result of several court cases in certain countries across the European Union, the Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund, International Opportunities Fund and World Innovators Fund filed tax reclaims for previously withheld taxes on dividends earned in Finland and Poland (EU Reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as dividend income in the Statements of Operations and related receivables, if any, are reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims and the potential timing of payment, no amounts are reflected in the financial statements.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2019 (with the exception of Wasatch Global Value Fund, which has been extended through January 31, 2020). If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2019 or January 31, 2020 in the case of the Global Value Fund). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, do not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2019. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. In late October 2013, it was discovered that the Global Value Fund and Long/Short Fund had a 12b-1 receivable on the books which dated back to 2008 prior to the conversion of the 1st Source Funds to Wasatch Funds. It was determined that the amount should be written off as an extraordinary expense and posted to other expenses. The balance for the Global Value Fund was $70,993 and for the Long/Short Fund was $8,622. The impact of these write-offs is reflected in the Financial Highlights.

122

MARCH 31, 2018 (UNAUDITED)

Investment advisory fees and fees waived, if any, for the six months ended March 31, 2018 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2019	$56,919
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2019	5,782
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2019	51,282
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2019	101,485
Frontier Emerging Small Countries Fund	1.65%	2.15%	1.95%	1/31/2019	157,923
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2019	13,978
Global Value Fund	0.90%	1.10%	0.95%	1/31/2020	78,005
International Growth Fund	1.25%	1.75%	1.35%	1/31/2019	—
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2019	—
Long/Short Fund	1.10%	1.60%	1.15%	1/31/2019	59,195
Micro Cap Fund	1.50%	1.95%	N/A	1/31/2019	—
Micro Cap Value Fund	1.50%	1.95%	N/A	1/31/2019	—
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2019	100,416
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2019	21,156
Strategic Income Fund	0.70%	0.95%	N/A	1/31/2019	27,992
Ultra Growth Fund	1.00%	1.50%	N/A	1/31/2019	—
World Innovators Fund	1.50%	1.95%	1.55%	1/31/2019	12,766
Income Fund	0.55%	N/A	N/A	N/A	N/A
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2019	—
Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the six months ended March 31, 2018, the Funds had no purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2017, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $120,000 per year for services rendered and a fee of $24,000 for each Board of Trustees meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $24,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $30,000 a year as Chairman and $6,000 for attendance in person or telephonically at a Board meeting; the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive an additional $18,000 per year as Chairman and $3,600 for attendance in person or telephonically at a Board meeting. Additionally, each Independent Trustee is entitled to reimbursement of expenses related to his or her duties as a Trustee of the Funds.

Payments by Advisor — During the 2013 and 2014 fiscal years, the Advisor paid certain audit, legal and/or printing fees of the Core Growth, Emerging Markets Small Cap, Global Value, Long/Short (Institutional Class), Small Cap Growth, Small Cap Value, Strategic Income and World Innovators Funds. The Advisor does not intend to be reimbursed for these amounts.

On February 20, 2013, the Advisor discovered a trade error involving the Frontier Emerging Small Countries Fund. The Advisor reimbursed the Fund $4,421.

On October 16, 2014, the Advisor discovered a trade error involving the Ultra Growth Fund. The Advisor reimbursed the Fund $12,267.

On August 2, 2016, the Advisor discovered a trade error involving the Small Cap Growth Fund. The Advisor reimbursed the Fund $12,890.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

Payments by Sub-Advisor — In June 2016, the Funds filed a proxy statement with the Securities and Exchange Commission to inform shareholders about a Special Meeting of Shareholders of the Wasatch-Hoisington U.S. Treasury Fund. The purpose of the Shareholder Meeting was to ask shareholders to approve a new Sub-Advisory Agreement between Wasatch Advisors, Inc. and Hoisington Investment Management Company (HIMCO) with respect to the Wasatch-Hoisington U.S. Treasury Fund. HIMCO, the Sub-Advisor for the Fund, reimbursed the Wasatch-Hoisington U.S. Treasury Fund for the costs associated with the proxy statement filing. The Sub-Advisor does not intend to be reimbursed for this amount.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement

123

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Notes to Financial Statements (continued)

service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of March 31, 2018 up to 0.40% annually) of the average value of Fund Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which is intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees — Investor Class” in the Statements of Operations.

Custodian Out-of-Pocket Expense Reimbursement — In September 2016, State Street Bank and Trust Company (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 2003 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses. SSB made the reimbursements in May 2017.

10% Shareholders — As of March 31, 2018, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	48%
Emerging India Fund	2	66%
Emerging Markets Select Fund	3	69%
Emerging Markets Small Cap Fund	3	64%
Frontier Emerging Small Countries Fund	2	65%
Global Opportunities Fund	3	57%
Global Value Fund	2	74%
International Growth Fund	2	54%
International Opportunities Fund	2	58%
Long/Short Fund	2	64%
Micro Cap Fund	2	26%
Micro Cap Value Fund	3	65%
Small Cap Growth Fund	2	49%
Small Cap Value Fund	2	42%
Strategic Income Fund	4	61%
Ultra Growth Fund	2	27%
World Innovators Fund	3	57%
Income Fund	1	89%
U.S. Treasury Fund	4	66%

124

MARCH 31, 2018 (UNAUDITED)

Affiliated Interests — As of March 31, 2018, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	19	1%
Emerging India Fund	19	5%
Emerging Markets Select Fund	16	16%
Emerging Markets Small Cap Fund	15	1%
Frontier Emerging Small Countries Fund	14	1%
Global Opportunities Fund	19	8%
Global Value Fund	10	1%
International Growth Fund	13	1%
International Opportunities Fund	17	1%
Long/Short Fund	4	<1%
Micro Cap Fund	11	1%
Micro Cap Value Fund	13	3%
Small Cap Growth Fund	16	1%
Small Cap Value Fund	10	1%
Strategic Income Fund	5	18%
Ultra Growth Fund	6	3%
World Innovators Fund	8	2%
Income Fund	5	<1%
U.S. Treasury Fund	10	1%

*	Multiple accounts with the same beneficial owner are treated as one account.

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the six months ended March 31, 2018 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 3/31/2018	Gain (Loss) Realized on Sale of Shares for the period ended 3/31/2018	Change in Unrealized Depreciation for the period ended 3/31/2018
	Balance 9/30/2017	Purchases/ Additions	Sales/ Reductions	Balance 3/31/2018
World Innovators Fund
GAME Digital plc	—	9,491,636	—	9,491,636	$—	$—	$(488,026)

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2018, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as Percent of Net Assets
Core Growth Fund
DocuSign, Inc., Series F Pfd.	Preferred Stock	4/30/15	$4,000,004	$5,721,445	0.33%

Emerging India Fund
Bandhan Bank Ltd. Anchor Shares	Common Stock	11/15/17	$2,043,488	$2,455,438	0.96%

Micro Cap Fund
Select Interior Concepts, Inc.	Common Stock	11/15/17	$3,120,000	$3,445,000	0.93%

125

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Notes to Financial Statements (continued)

	Security Type	Acquisition Date	Cost	Fair Value	Value as Percent of Net Assets
Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc.	Right	12/21/16	$—	$326,356	0.13%
Acetylon Pharmaceuticals, Inc.	Right	12/21/16	—	—	—%
Regenacy Pharmaceuticals, LLC	LLC Membership Interest	12/21/16	30,001	46,991	0.02%
Select Interior Concepts, Inc.	Common Stock	11/15/17	3,600,000	3,975,000	1.59%
Synergetics USA, Inc.	Right	10/14/15	71,250	3,750	—%
Vertex Energy, Inc.	Warrant	6/22/15	95,000	11,448	0.01%
Vertex Energy, Inc., Pfd. Series B	Convertible Preferred Stock	6/22/15 - 1/10/18	1,705,632	1,544,189	0.62%

			$5,501,883	$5,907,734	2.37%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/14	$8,000,002	$6,397,861	0.37%
DocuSign, Inc., Series B Pfd.	Preferred Stock	3/3/14	437,257	909,314	0.05%
DocuSign, Inc., Series B-1 Pfd.	Preferred Stock	3/3/14	130,982	272,390	0.02%
DocuSign, Inc., Series D Pfd.	Preferred Stock	3/3/14	313,930	652,846	0.04%
DocuSign, Inc., Series E Pfd.	Preferred Stock	3/3/14	8,117,819	16,881,731	0.96%
DocuSign, Inc., Series F Pfd.	Preferred Stock	4/30/15	2,999,984	4,291,057	0.24%
Drilling Info Holdings, Inc., Series B Pfd.	Preferred Stock	9/5/13	12,287,381	15,350,001	0.88%
Forescout Technologies, Inc.	Common Stock	11/25/15	6,000,003	9,294,790	0.53%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	1,965,006	1,952,685	0.11%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	742,233	1,055,562	0.06%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	2,000,000	305,627	0.02%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	184,939	189,058	0.01%

			$43,179,536	$57,552,922	3.29%

Strategic Income Fund
Herbalife Ltd. CVR	Right	10/13/17	$—	$57,821	0.11%
Star Asia Capital Corp Ltd.	Common Stock	2/22/07 - 5/11/15	572,598	811,028	1.53%

			$572,598	$868,849	1.64%

Ultra Growth Fund
Drilling Info Holdings, Inc., Series B Pfd.	Preferred Stock	9/5/13	$920,553	$1,150,000	0.86%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	1,770,606	1,757,409	1.31%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	743,245	1,055,562	0.79%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	500,001	76,407	0.06%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	46,236	47,265	0.03%
Tandem Diabetes Care, Inc.	Warrant	10/13/17	56,744	155,636	0.12%
Tandem Diabetes Care, Inc.	Warrant	10/13/17	8,245	87,798	0.06%

			$4,045,630	$4,330,077	3.23%

World Innovators Fund
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/13 - 3/31/17	$196,712	$195,270	0.09%
Herbalife Ltd. CVR	Right	10/13/17	—	74,515	0.04%

			$196,712	$269,785	0.13%

10. LINE OF CREDIT

Effective May 19, 2017, the Funds in the Trust renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the overnight federal-funds rate in effect on the date of borrowing, plus a margin, or (b) the daily 1-Month London Interbank Offered Rate (LIBOR) in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

126

MARCH 31, 2018 (UNAUDITED)

For the six months ended March 31, 2018, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 3/31/2018
Core Growth Fund	$4,727,180	5	$1,803	2.75%	$—
Emerging India Fund	1,177,953	40	3,847	2.94%	743,824
Emerging Markets Select Fund	527,722	59	2,464	2.85%	146,400
Emerging Markets Small Cap Fund	5,221,531	48	18,915	2.72%	—
Frontier Emerging Small Countries Fund	1,568,692	63	7,713	2.81%	—
Global Opportunities Fund	1,279,064	46	4,483	2.74%	—
International Growth Fund	33,111,186	2	4,567	2.48%	—
International Opportunities Fund	1,051,263	12	872	2.49%	—
Long/Short Fund	1,616,183	4	508	2.83%	—
Small Cap Growth Fund	1,081,959	12	1,005	2.79%	—
Ultra Growth Fund	230,707	4	73	2.85%	—
Income Fund	65,098	1	5	2.83%	—

11. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or the failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings. For example, there has been significant political upheaval in Zimbabwe, and as a result the Pricing Committee has applied a discount to the Zimbabwe assets held by the Frontier Emerging Small Countries Fund.

India Region Risk — The securities markets in the India region (India, Bangladesh, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and shortages of vault capacity and trained personnel have existed among qualified custodial Indian banks. A fund may be unable to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the fund to invest may be impaired and the fund’s ability to buy or sell Indian securities may be impaired if the fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on economic conditions in the India region, which could adversely affect the value

127

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Notes to Financial Statements (continued)

and liquidity of investments. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. The region is an uncertain tax environment and it is difficult to know and predict the potential implications of future tax developments. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and market prices may not represent realizable value. This may be likely when a fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund is owned by a group of shareholders advised by a common investment advisor. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. In the event of significant redemption activity by these shareholders, the Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation (“NASDAQ”) system, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an

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MARCH 31, 2018 (UNAUDITED)

entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the fund for financial reporting purposes.

129

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Notes to Financial Statements (continued)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
Core Growth Fund
Assets
Common Stocks	Biotechnology	$26,898,717	$33,144,515	$—	$60,043,232
	Diversified Banks	—	19,439,726	—	19,439,726
	Regional Banks	160,244,776	35,820,388	—	196,065,164
	Other	1,440,632,572	—	—	1,440,632,572
Preferred Stocks		—	—	5,721,445	5,721,445
Short-Term Investments		—	24,177,779	—	24,177,779

		$1,627,776,065	$112,582,408	$5,721,445	$1,746,079,918

Emerging India Fund
Assets
Common Stocks	Cable & Satellite	$312,170	$—	$—	$312,170
	Diversified Banks	6,872,265	3,844,972	2,455,438	13,172,675
	Human Resource & Employment Services	10,583,855	—	—	10,583,855
	Internet & Direct Marketing Retail	11,564,469	—	—	11,564,469
	Other	—	219,338,145	—	219,338,145

		$29,332,760	$223,183,117	$2,455,437	$254,971,314

Emerging Markets Select Fund
Assets
Common Stocks	Airport Services	$1,986,070	$—	$—	$1,986,070
	Biotechnology	2,533,743	—	—	2,533,743
	Drug Retail	1,836,508	—	—	1,836,508
	Food Retail	1,332,308	—	—	1,332,308
	Highways & Railtracks	753,477	—	—	753,477
	Home Furnishings	875,450	—	—	875,450
	Human Resource & Employment Services	1,528,759	—	—	1,528,759
	Industrial Machinery	969,988	—	—	969,988
	Internet & Direct Marketing Retail	3,545,876	—	—	3,545,876
	Internet Software & Services	3,568,637	2,449,129	—	6,017,766
	Packaged Foods & Meats	804,028	2,164,163	—	2,968,191
	Semiconductors	1,685,908	—	—	1,685,908
	Technology Hardware, Storage & Peripherals	912,113	—	—	912,113
	Other	—	20,332,852	—	20,332,852
Preferred Stocks		1,363,327	—	—	1,363,327

		$23,696,192	$24,946,144	$—	$48,642,336

130

MARCH 31, 2018 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
Emerging Markets Small Cap Fund
Assets
Common Stocks	Auto Parts & Equipment	$—	$9,211,827	$—	$9,211,827
	Automotive Retail	—	25,091,822	—	25,091,822
	Building Products	—	8,787,814	—	8,787,814
	Commodity Chemicals	—	10,801,631	—	10,801,631
	Consumer Finance	10,984,925	38,347,397	—	49,332,322
	Department Stores	—	5,915,848	—	5,915,848
	Diversified Banks	—	23,970,028	—	23,970,028
	Diversified Chemicals	—	6,778,891	—	6,778,891
	Diversified Support Services	—	8,053,546	—	8,053,546
	Drug Retail	11,831,493	14,422,022	—	26,253,515
	Electrical Components & Equipment	17,378,911	7,598,539	—	24,977,450
	Electronic Equipment & Instruments	—	12,233,567	—	12,233,567
	Fertilizers & Agricultural Chemicals	—	3,287,467	—	3,287,467
	Footwear	5,948,500	5,638,835	—	11,587,335
	Health Care Equipment	—	7,044,909	—	7,044,909
	Health Care Services	—	2,718,678	—	2,718,678
	Highways & Railtracks	8,094,303	6,666,127	—	14,760,430
	Home Furnishings	4,597,345	14,084,618	—	18,681,963
	Hotels, Resorts & Cruise Lines	6,725,113	8,824,155	—	15,549,268
	Industrial Conglomerates	—	8,917,383	—	8,917,383
	Industrial Machinery	11,678,303	2,672,485	—	14,350,788
	Internet Software & Services	—	6,084,219	—	6,084,219
	Life & Health Insurance	—	2,752,278	—	2,752,278
	Marine	—	3,549,307	—	3,549,307
	Marine Ports & Services	—	6,739,227	—	6,739,227
	Packaged Foods & Meats	—	21,776,875	—	21,776,875
	Pharmaceuticals	5,076,921	—	16,586	5,093,507
	Regional Banks	3,914,502	4,787,097	—	8,701,599
	Research & Consulting Services	—	5	—	5
	Specialty Chemicals	—	15,745,129	—	15,745,129
	Systems Software	—	11,440,723	—	11,440,723
	Thrifts & Mortgage Finance	—	5,854,661	—	5,854,661
	Other	235,624,301	—	—	235,624,301
Preferred Stocks		—	8,333,219	—	8,333,219
Short-Term Investments		—	9,922,705	—	9,922,705

		$321,854,617	$328,053,034	$16,586	$649,924,237

131

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Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
Frontier Emerging Small Countries Fund
Assets
Common Stocks	Automobile Manufacturers	$1,511,058	$1,219,199	$—	$2,730,257
	Cable & Satellite	—	5,755,402	—	5,755,402
	Consumer Finance	6,338,418	4,379,828	—	10,718,246
	Diversified Banks	23,106,943	12,783,330	—	35,890,273
	Diversified Real Estate Activities	—	6,108,671	—	6,108,671
	Financial Exchanges & Data	—	5,506,409	—	5,506,409
	Food Retail	8,170,867	3,715,306	—	11,886,173
	Health Care Facilities	2,253,194	7,344,461	—	9,597,655
	Industrial Conglomerates	—	2,238,409	—	2,238,409
	Multi-Sector Holdings	—	4,073,141	—	4,073,141
	Pharmaceuticals	—	4,651,045	—	4,651,045
	Real Estate Operating Companies	—	1,705,770	—	1,705,770
	Restaurants	—	4,827,850	—	4,827,850
	Specialty Chemicals	—	2,935,219	—	2,935,219
	Wireless Telecommunication Services	—	4,612,934	—	4,612,934
	Other	46,346,514	—	—	46,346,514
Preferred Stocks		3,886,033	—	—	3,886,033
Participation Notes		—	2,632,353	—	2,632,353
Short-Term Investments		—	2,725,364	—	2,725,364
Other Assets less Liabilities		(147,248)	—	1,967,327	1,820,079

		$91,465,779	$77,214,691	$1,967,327	$170,647,797

Global Opportunities Fund
Assets
Common Stocks	Application Software	$9,497,786	$370,941	$—	$9,868,727
	Biotechnology	8,237,930	1,852,437	—	10,090,367
	Building Products	2,358,025	1,433,240	—	3,791,265
	Consumer Finance	3,592,704	2,296,773	—	5,889,477
	Diversified Chemicals	—	1,057,135	—	1,057,135
	Diversified Real Estate Activities	—	984,868	—	984,868
	Drug Retail	—	514,783	—	514,783
	Electrical Components & Equipment	1,114,213	1,179,314	—	2,293,527
	General Merchandise Stores	2,466,511	1,394,690	—	3,861,201
	Health Care Equipment	1,966,498	1,697,868	—	3,664,366
	Health Care Services	—	951,690	—	951,690
	Health Care Supplies	1,544,701	1,110,584	—	2,655,285
	Human Resource & Employment Services	—	1,750,771	—	1,750,771
	Industrial Conglomerates	—	1,290,337	—	1,290,337
	Industrial Machinery	4,697,513	1,387,026	—	6,084,539
	Internet Software & Services	5,111,972	1,316,812	—	6,428,784
	Life & Health Insurance	—	1,740,534	—	1,740,534
	Packaged Foods & Meats	—	1,073,578	—	1,073,578
	Pharmaceuticals	536,017	1,589,018	—	2,125,035
	Regional Banks	4,135,149	2,721,282	—	6,856,431
	Restaurants	—	716,753	—	716,753
	Semiconductors	—	1,064,585	—	1,064,585
	Specialized Finance	—	651,913	—	651,913
	Specialty Chemicals	—	2,227,108	—	2,227,108
	Specialty Stores	1,339,042	532,626	—	1,871,668
	Trading Companies & Distributors	1,522,184	977,281	—	2,499,465
	Other	30,077,756	—	—	30,077,756
Short-Term Investments		—	2,441,709	—	2,441,709

		$78,198,001	$36,325,656	$—	$114,523,657

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MARCH 31, 2018 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
Global Value Fund
Assets
Common Stocks	Construction & Engineering	$—	$2,259,903	$—	$2,259,903
	Diversified Banks	16,298,130	15,219,303	—	31,517,433
	Other Diversified Financial Services	—	5,010,186	—	5,010,186
	Pharmaceuticals	8,020,740	6,516,977	—	14,537,717
	Reinsurance	—	6,743,695	—	6,743,695
	Tobacco	—	4,034,150	—	4,034,150
	Water Utilities	—	3,168,533	—	3,168,533
	Wireless Telecommunication Services	—	12,218,194	—	12,218,194
	Other	81,408,193	—	—	81,408,193
Short-Term Investments		—	6,458,741	—	6,458,741

		$105,727,063	$61,629,682	$—	$167,356,745

Liabilities
Call Options Written		$(8,700)	$—	$—	$(8,700)

		$(8,700)	$—	$—	$(8,700)

International Growth Fund
Assets
Common Stocks	Airport Services	$16,057,473	$—	$—	$16,057,473
	Apparel, Accessories & Luxury Goods	20,080,694	36,114,475	—	56,195,169
	Application Software	9,304,299	54,274,783	—	63,579,082
	Biotechnology	19,675,145	42,702,119	—	62,377,264
	Data Processing & Outsourced Services	19,945,942	—	—	19,945,942
	Drug Retail	56,644,156	36,802,899	—	93,447,055
	Electrical Components & Equipment	17,827,810	15,798,977	—	33,626,787
	Electronic Equipment & Instruments	16,652,503	23,740,860	—	40,393,363
	Health Care Supplies	27,091,036	5,283,786	—	32,374,822
	Health Care Technology	20,851,321	—	—	20,851,321
	Human Resource & Employment Services	21,877,649	18,667,954	—	40,545,603
	Industrial Machinery	12,380,732	55,342,546	—	67,723,278
	Internet & Direct Marketing Retail	7,040,122	18,872,990	—	25,913,112
	Internet Software & Services	52,435,814	59,552,885	—	111,988,699
	Movies & Entertainment	11,340,025	19,444,005	—	30,784,030
	Oil & Gas Equipment & Services	8,714,493	34,419,743	—	43,134,236
	Packaged Foods & Meats	10,337,761	48,434,635	—	58,772,396
	Regional Banks	20,613,237	28,142,342	—	48,755,579
	Research & Consulting Services	27,886,514	391,116	—	28,277,630
	Semiconductor Equipment	15,040,531	—	—	15,040,531
	Semiconductors	17,109,431	30,306,257	—	47,415,688
	Systems Software	15,865,209	24,821,060	—	40,686,269
	Technology Hardware, Storage & Peripherals	21,621,810	—	—	21,621,810
	Trading Companies & Distributors	36,255,300	43,548,275	—	79,803,575
	Other	—	501,299,301	—	501,299,301
Short-Term Investments		—	50,075,525	—	50,075,525

		$502,649,007	$1,148,036,533	$—	$1,650,685,540

133

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
International Opportunities Fund
Assets
Common Stocks	Advertising	$5,585,752	$2,740,090	$—	$8,325,842
	Aerospace & Defense	3,262,175	—	—	3,262,175
	Apparel Retail	3,068,657	—	—	3,068,657
	Apparel, Accessories & Luxury Goods	2,731,371	—	—	2,731,371
	Application Software	17,408,607	13,044,533	—	30,453,140
	Asset Management & Custody Banks	8,766,017	—	—	8,766,017
	Automobile Manufacturers	3,292,295	—	—	3,292,295
	Automotive Retail	4,917,359	—	—	4,917,359
	Brewers	3,347,661	7,783,826	—	11,131,487
	Building Products	3,317,907	—	—	3,317,907
	Consumer Finance	6,146,150	8,210,863	—	14,357,013
	Diversified Support Services	2,229,166	13,485,288	—	15,714,454
	Drug Retail	9,844,810	—	—	9,844,810
	Electrical Components & Equipment	6,662,117	3,092,266	—	9,754,383
	Electronic Equipment & Instruments	2,628,136	13,512,955	—	16,141,091
	Food Retail	20,647,200	6,618,960	—	27,266,160
	Health Care Equipment	2,962,820	4,819,846	—	7,782,666
	Health Care Facilities	3,689,026	—	—	3,689,026
	Health Care Technology	2,296,203	11,966,899	—	14,263,102
	Home Furnishing Retail	1,136,290	—	—	1,136,290
	Home Improvement Retail	11,405,913	—	—	11,405,913
	Human Resource & Employment Services	2,983,413	6,480,051	—	9,463,464
	Internet & Direct Marketing Retail	21,109,922	9,321,933	—	30,431,855
	Internet Software & Services	29,775,781	5,283,115	—	35,058,896
	Investment Banking & Brokerage	10,600,055	—	—	10,600,055
	Life Sciences Tools & Services	2,954,307	—	—	2,954,307
	Packaged Foods & Meats	3,505,625	24,434,837	—	27,940,462
	Personal Products	8,023,778	7,710,246	—	15,734,024
	Property & Casualty Insurance	8,125,000	—	—	8,125,000
	Real Estate Operating Companies	5,713,313	—	—	5,713,313
	Research & Consulting Services	496,532	2,782,963	—	3,279,495
	Restaurants	7,764,719	12,813,393	—	20,578,112
	Semiconductor Equipment	8,625,018	1,673,384	—	10,298,402
	Semiconductors	1,548,146	—	—	1,548,146
	Specialty Stores	1,034,515	—	—	1,034,515
	Systems Software	3,501,429	3,731,272	—	7,232,701
	Thrifts & Mortgage Finance	3,703,747	3,873,880	—	7,577,627
	Other	—	98,773,734	—	98,773,734
Short-Term Investments		—	18,365,249	—	18,365,249

		$244,810,932	$280,519,583	$—	$525,330,515

Long/Short Fund
Assets
Common Stocks		$63,857,870	$—	$—	$63,857,870
Limited Partnership Interest		2,584,499	—	—	2,584,499
Short-Term Investments		—	3,729,660	—	3,729,660

		$66,442,369	$3,729,660	$—	$70,172,029

Liabilities
Securities Sold Short		$(18,069,619)	$—	$—	$(18,069,619)

		$(18,069,619)	$—	$—	$(18,069,619)

134

MARCH 31, 2018 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
Micro Cap Fund
Assets
Common Stocks	Application Software	$23,793,146	$3,498,807	$—	$27,291,953
	Asset Management & Custody Banks	1,957,156	2,381,784	—	4,338,940
	Biotechnology	22,651,095	4,194,099	—	26,845,194
	Consumer Finance	—	2,240,433	—	2,240,433
	Department Stores	—	9,228,230	—	9,228,230
	Diversified Banks	—	3,881,063	—	3,881,063
	Diversified Support Services	4,965,086	2,175,885	—	7,140,971
	Heavy Electrical Equipment	2,679,924	988,286	—	3,668,210
	Homebuilding	7,876,021	3,445,000	—	11,321,021
	Industrial Machinery	14,424,429	4,844,680	—	19,269,109
	Packaged Foods & Meats	6,685,971	3,499,424	—	10,185,395
	Thrifts & Mortgage Finance	8,429,895	3,675,215	—	12,105,110
	Other	201,525,533	—	—	201,525,533
Short-Term Investments		—	32,894,481	—	32,894,481

		$294,988,256	$76,947,387	$—	$371,935,643

Micro Cap Value Fund
Assets
Common Stocks	Application Software	$8,055,340	$1,986,502	$—	$10,041,842
	Asset Management & Custody Banks	3,052,860	2,987,336	—	6,040,196
	Computer & Electronics Retail	—	1,204,347	—	1,204,347
	Diversified Banks	—	2,070,982	—	2,070,982
	Education Services	—	2,143,282	—	2,143,282
	Electronic Equipment & Instruments	3,334,500	2,800,301	—	6,134,801
	General Merchandise Stores	2,170,800	1,820,215	—	3,991,015
	Health Care Technology	1,779,400	3,314,665	—	5,094,065
	Homebuilding	4,846,530	3,975,000	—	8,821,530
	Industrial Machinery	7,609,514	2,531,814	—	10,141,328
	Packaged Foods & Meats	3,760,189	2,645,177	—	6,405,366
	Personal Products	—	2,115,805	—	2,115,805
	Publishing	—	1,876,448	—	1,876,448
	Thrifts & Mortgage Finance	9,112,773	2,552,752	—	11,665,525
	Other	158,317,175	—	—	158,317,175
Convertible Preferred Stocks		—	—	1,544,189	1,544,189
Rights		—	—	330,106	330,106
Limited Liability Company Membership Interest		—	—	46,991	46,991
Warrants		—	—	11,448	11,448
Short-Term Investments		—	15,171,597	—	15,171,597

		$202,039,081	$49,196,223	$1,932,734	$253,168,038

Small Cap Growth Fund
Assets
Common Stocks	Biotechnology	$120,448,931	$36,462,214	$—	$156,911,145
	Regional Banks	98,714,977	43,234,326	—	141,949,303
	Systems Software	93,710,212	—	9,294,790	103,005,002
	Other	1,245,816,884	—	—	1,245,816,884
Preferred Stocks		—	—	45,249,885	45,249,885
Limited Partnership Interest[1]		—	—	—	3,008,247
Short-Term Investments		—	51,521,965	—	51,521,965

		$1,558,691,004	$131,218,505	$54,544,675	$1,747,462,431

[1]	Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of Investments.

135

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
Small Cap Value Fund
Assets
Common Stocks	Diversified Banks	$—	$4,312,469	$—	$4,312,469
	Other	377,564,501	—	—	377,564,501
Limited Partnership Interest		3,556,848	—	—	3,556,848
Short-Term Investments		—	8,282,068	—	8,282,068

		$381,121,349	$12,594,537	$—	$393,715,886

Strategic Income Fund
Assets
Common Stocks	Cable & Satellite	$2,176,629	$244,713	$—	$2,421,342
	Diversified REITs	511,420	—	811,028	1,322,448
	Industrial Conglomerates	263,804	55,632	—	319,436
	Semiconductor Equipment	—	1,341,834	—	1,341,834
	Other	33,156,300	—	—	33,156,300
Rights		—	—	57,821	57,821
Limited Partnership Interest		3,472,654	—	—	3,472,654
Limited Liability Company Membership Interest		540,565	—	—	540,565
Exchange-Traded Funds		3,049,940	—	—	3,049,940
Short-Term Investments		—	7,041,530	—	7,041,530

		$43,171,312	$8,683,709	$868,849	$52,723,870

Ultra Growth Fund
Assets
Common Stocks	Department Stores	$—	$2,387,985	$—	$2,387,985
	Diversified Banks	—	1,949,803	—	1,949,803
	Health Care Services	—	1,213,024	—	1,213,024
	Internet & Direct Marketing Retail	3,311,381	1,001,577	—	4,312,958
	Regional Banks	8,901,938	3,245,901	—	12,147,839
	Other	101,147,725	—	—	101,147,725
Preferred Stocks		—	—	1,273,672	1,273,672
Warrants		—	—	243,434	243,434
Limited Partnership Interest[1]		—	—	—	2,812,971
Short-Term Investments		—	8,560,764	—	8,560,764

		$113,361,044	$18,359,054	$1,517,106	$136,050,175

136

MARCH 31, 2018 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2018
World Innovators Fund
Assets
Common Stocks	Aerospace & Defense	$4,634,847	$—	$—	$4,634,847
	Agricultural Products	1,147,630	6,673,424	—	7,821,054
	Alternative Carriers	8,347,854	—	—	8,347,854
	Application Software	162,748	1,197,918	—	1,360,666
	Biotechnology	1,972,111	1,730,265	—	3,702,376
	Consumer Electronics	3,897,604	7,254,358	—	11,151,962
	Electrical Components & Equipment	4,937,897	—	—	4,937,897
	Fertilizers & Agricultural Chemicals	2,126,700	—	—	2,126,700
	Financial Exchanges & Data	930,196	—	—	930,196
	Food Retail	4,467,154	—	—	4,467,154
	Health Care Facilities	2,592,453	—	—	2,592,453
	Health Care Supplies	11,921,853	8,966,138	—	20,887,991
	Health Care Technology	5,957,093	2,188,930	—	8,146,023
	Home Entertainment Software	3,625,585	7,132,747	—	10,758,332
	Home Improvement Retail	1,003,484	—	—	1,003,484
	Household Appliances	4,407,840	—	—	4,407,840
	Hypermarkets & Super Centers	5,652,900	—	—	5,652,900
	Internet & Direct Marketing Retail	324,374	—	—	324,374
	Leisure Facilities	2,034,351	—	—	2,034,351
	Leisure Products	10,634,586	—	—	10,634,586
	Movies & Entertainment	6,065	7,553,063	—	7,559,128
	Publishing	4,820,000	1,672,464	—	6,492,464
	Technology Hardware, Storage & Peripherals	742,446	2,002,378	—	2,744,824
	Wireless Telecommunication Services	2,080,262	—	—	2,080,262
	Other	—	42,426,857	—	42,426,857
Rights		—	—	74,515	74,515
Limited Partnership Interest[1]		—	—	—	195,270
Short-Term Investments		—	33,811,282	—	33,811,282

		$88,428,033	$122,609,824	$74,515	$211,307,642

Income Fund
Assets
Corporate Bonds		$—	$50,185,004	$—	$50,185,004
Asset-Backed Securities		—	14,962,408	968,438	15,930,846
Mortgage-Backed Securities		—	10,469,395	—	10,469,395
U.S. Treasury Notes		—	6,691,284	—	6,691,284
Municipal Bonds		—	3,054,027	—	3,054,027
U.S. Government Agency Securities		—	2,082,895	—	2,082,895
Commercial Mortgage-Backed Securities		—	2,663,786	—	2,663,786
U.S. Treasury Inflation-Protected Securities		—	1,997,979	—	1,997,979
U.S. Treasury Bonds		—	1,111,430	—	1,111,430
Foreign Bonds		—	984,347	—	984,347

		$—	$94,202,555	$968,438	$95,170,993

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$324,311,957	$—	$324,311,957
Short-Term Investments		—	5,098,090	—	5,098,090

		$—	$329,410,047	$—	$329,410,047

[1]	Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of Investments.

137

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Fair Value at 3/31/2018	Unfunded Commitments	Redemption Frequency (if currently eligible)	Redemption Notice Period
Small Cap Growth Fund
Limited Partnership Interests[1]	$3,008,247	$—	—	—
Ultra Growth Fund
Limited Partnership Interests[1]	$2,812,971	$—	—	—
World Innovators Fund
Limited Partnership Interests[1]	$195,270	$—	—	—

[1]	The fair values of these limited partnership interests have been estimated using the net asset value of the Fund’s Limited Partner’s Capital Account. These limited partnership interests can never be redeemed. Distributions from each limited partnership will be received as the underlying investments are liquidated. It is estimated that the underlying assets of the limited partnerships will be liquidated over the next one to five years.

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the six months ended March 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. The table below shows the significant transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model.

Fund	Transfers Out Of Level 1 at Market Value	Transfers Into Level 2 at Market Value
Core Growth Fund	$77,398,681	$77,398,681
Emerging India Fund	160,696,074	160,696,074
Emerging Markets Select Fund	19,382,940	19,382,940
Emerging Markets Small Cap Fund	240,816,461	240,816,461
Frontier Emerging Small Countries Fund	66,461,669	66,461,669
Global Opportunities Fund	25,894,797	25,894,797
Global Value Fund	26,404,355	26,404,355
International Growth Fund	827,067,442	827,067,442
International Opportunities Fund	202,119,788	202,119,788
Micro Cap Fund	30,129,929	30,129,929
Micro Cap Value Fund	19,508,145	19,508,145
Small Cap Growth Fund	69,245,931	69,245,931
Small Cap Value Fund	4,077,951	4,077,951
Strategic Income Fund	61,425	61,425
Ultra Growth Fund	6,978,788	6,978,788
World Innovators Fund	28,341,465	28,341,465

There was a transfer of $1,521,247 in the Emerging India Fund from Level 3 to Level 1 due to a change in pricing strategy on a private company that came public. This transfer amount represents the beginning of the period value for ICICI Lombard General Insurance Co. Ltd., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

During the period, $1,967,327 in the Frontier Emerging Small Countries Fund was transferred from Level 1 to Level 3 due to the fair valuation of U.S. dollars held in Zimbabwe.

138

MARCH 31, 2018 (UNAUDITED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the six months ended March 31, 2018:

Fund	Market Value Beginning Balance 9/30/2017	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2018	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2018
Core Growth Fund
Preferred Stocks	$4,024,495	$—	$—	$—	$—	$1,696,950	$—	$—	$5,721,445	$1,696,950

	4,024,495	—	—	—	—	1,696,950	—	—	5,721,445	1,696,950

Emerging India Fund
Common Stocks	1,521,247	2,043,488	—	—	—	411,950	—	(1,521,247)	2,455,438	411,950

	1,521,247	2,043,488	—	—	—	411,950	—	(1,521,247)	2,455,438	411,950

Emerging Markets Small Cap Fund
Common Stocks	16,664	—	—	—	—	(78)	—	—	16,586	(78)

	16,664	—	—	—	—	(78)	—	—	16,586	(78)

Frontier Emerging Small Countries Fund
Common Stocks	—	—	—	—	—	—	1,967,327	—	1,967,327	—

	—	—	—	—	—	—	1,967,327	—	1,967,327	—

Micro Cap Value Fund
Convertible Preferred Stocks	1,460,260	52,830	—	—	—	31,099	—	—	1,544,189	31,099
Rights	345,106	—	—	—	—	(15,000)	—	—	330,106	(15,000)
Limited Liability Company	51,476	—	—	—	—	(4,485)	—	—	46,991	(4,485)
Warrants	2,500	—	—	—	—	8,948	—	—	11,448	8,948

	1,859,342	52,830	—	—	—	20,562	—	—	1,932,734	20,562

Small Cap Growth Fund
Common Stocks	—	6,000,003	—	—	—	3,294,787	—	—	9,294,790	3,294,787
Preferred Stocks	44,874,176	—	(6,000,003)	—	—	6,375,712	—	—	45,249,885	9,491,749

	44,874,176	6,000,003	(6,000,003)	—	—	9,670,499	—	—	54,544,675	12,786,536

Strategic Income Fund
Common Stocks	885,728	—	—	—	—	(74,700)	—	—	811,028	(74,700)
Rights	—	—	—	—	—	57,821	—	—	57,821	57,821

	885,728	—	—	—	—	(16,879)	—	—	868,849	(16,879)

Ultra Growth Fund
Preferred Stocks	1,511,972	—	(685,492)	—	285,682	161,510	—	—	1,273,672	27,417
Warrants	—	64,988	—	—	—	178,446	—	—	243,434	178,446

	1,511,972	64,988	(685,492)	—	285,682	339,956	—	—	1,517,106	205,863

World Innovators Fund
Rights	—	—	—	—	—	74,515	—	—	74,515	74,515

	—	—	—	—	—	74,515	—	—	74,515	74,515

Income Fund
Asset-Backed Securities	1,009,375	—	—	—	—	(40,937)	—	—	968,438	(40,937)

	1,009,375	—	—	—	—	(40,937)	—	—	968,438	(40,937)

139

WASATCH FUNDS

Notes to Financial Statements (continued)

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 3/31/2018	Valuation Technique	Unobservable Input	Range (Average)
Core Growth Fund	Direct Venture Capital Investments: Systems Software	$5,721,445	Market comparable companies	EV/R* multiple Discount for lack of marketability	7.7 - 11.3 (9.4) 20%
Emerging India Fund	Common Stock: Diversified Banks	$2,455,437	Discount for lack of marketability	Discount for lack of marketability	4%
Micro Cap Value Fund	Rights: Pharmaceuticals	$326,356	Probability of receipt	Probability of receipt	50%
Micro Cap Value Fund	Private Investment in a Public Equity: Oil & Gas Refining & Marketing	$1,544,189	Bond model with call option	Bond model with call option	100%
Small Cap Growth Fund	Common Stock: Systems Software	$9,294,790	Discount for lack of marketability	Discount for lack of marketability	3%
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$494,685	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.0 - 9.5 (4.5) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$6,397,861	Liquidation preference	Probability weighting	80%
Small Cap Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$15,350,001	Market comparable companies	EV/R* multiple Discount for lack of marketability	4.3 - 9.5 (6.5) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$23,007,338	Market comparable companies	EV/R* multiple Discount for lack of marketability	7.7 - 11.3 (9.4) 20%
Strategic Income Fund	Common Stock: Diversified REITs	$811,028	Last trade	Last trade	100%
Strategic Income Fund	Rights: Personal Products	$57,821	Probability of take out Premium of take out	Probability of take out Premium of take out	8% 20%
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$123,672	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.0 - 9.5 (4.5) 20%
Ultra Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$1,150,000	Market comparable companies	EV/R* multiple Discount for lack of marketability	4.3 - 9.5 (6.5) 20%
Ultra Growth Fund	Warrants: Health Care Equipment	$155,636	Black Scholes	Black Scholes Take out value	90% 10%
Ultra Growth Fund	Warrants: Health Care Equipment	$87,798	Black Scholes	Black Scholes	100%
World Innovators	Rights: Personal Products	$74,515	Probability of take out Premium of take out	Probability of take out Premium of take out	8% 20%
Income Fund	Asset Backed Security	$968,438	Broker bid	Broker bid	100%
Frontier Emerging Small Countries Fund	Other Assets Less Liabilities: USD held in Zimbabwe	$1,967,327	Discount for lack of marketability of currency	Discount for lack of marketability of currency	40%

*	Enterprise-Value-To-Revenue Multiple (“EV/R”) is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

A change to a multiple may affect the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

13. OFFSETTING

Each Fund is party to various netting arrangements. The Financial Accounting Standards Board (“FASB”) requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

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The following tables present information about financial instruments that were subject to enforceable netting arrangements as of March 31, 2018:

REPURCHASE AGREEMENTS

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (not less than 0)
Core Growth Fund	Fixed Income Clearing Corp.	$24,177,779	$—	$(24,177,779)	$—
Emerging Markets Small Cap Fund	Fixed Income Clearing Corp.	9,922,705	—	(9,922,705)	—
Frontier Emerging Small Countries Fund	Fixed Income Clearing Corp.	2,725,364	—	(2,725,364)	—
Global Opportunities Fund	Fixed Income Clearing Corp.	2,441,709	—	(2,441,709)	—
Global Value Fund	Fixed Income Clearing Corp.	6,458,741	—	(6,458,741)	—
International Growth Fund	Fixed Income Clearing Corp.	50,075,525	—	(50,075,525)	—
International Opportunities Fund	Fixed Income Clearing Corp.	18,365,249	—	(18,365,249)	—
Long/Short Fund	Fixed Income Clearing Corp.	3,729,660	—	(3,729,660)	—
Micro Cap Fund	Fixed Income Clearing Corp.	32,894,481	—	(32,894,481)	—
Micro Cap Value Fund	Fixed Income Clearing Corp.	15,171,597	—	(15,171,597)	—
Small Cap Growth Fund	Fixed Income Clearing Corp.	51,521,965	—	(51,521,965)	—
Small Cap Value Fund	Fixed Income Clearing Corp.	8,282,068	—	(8,282,068)	—
Strategic Income Fund	Fixed Income Clearing Corp.	7,041,530	—	(7,041,530)	—
Ultra Growth Fund	Fixed Income Clearing Corp.	8,560,764	—	(8,560,764)	—
World Innovators Fund	Fixed Income Clearing Corp.	33,811,282	—	(33,811,282)	—
U.S. Treasury Fund	Fixed Income Clearing Corp.	5,098,090	—	(5,098,090)	—

[1]	Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

CALL OPTIONS WRITTEN

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Gross Liability Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Pledged[1]	Net Amount (Not Less Than 0)
Global Value Fund	$8,700	$—	$(8,700)	$—

[1]	The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 4 for “Options Transactions” and the Schedule of Investments.

SECURITIES BORROWED FOR SHORT SALES

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Liability Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not Less Than 0)
Long/Short Fund	JPMorgan Chase	$18,069,619	$—	$(18,069,619)	$—

[1]	The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Short Sales” and the Schedule of Investments.

14. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

WASATCH GLOBAL VALUE FUND

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2018:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$8,700	$—	$8,700

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Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2018:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) Options written	$—	$—	$—	$23,263	$—	$23,263

For the six months ended March 31, 2018, the average monthly balance of outstanding derivative financial instruments was as follows:

Global Value Fund
Option contracts:
Average number of call contracts written	50
Average value of call contracts written	$5,327

15. SUBSEQUENT EVENTS

At a meeting held on November 7-8, 2017, the Board approved the reorganization of the Wasatch Long/Short Fund (the “Long/Short Fund”) with and into the Wasatch Global Value Fund (the “Global Value Fund”), each a series of the Trust (the “Long/Short Reorganization”). In order for the Long/Short Reorganization to occur, it must be approved by the shareholders of the Long/Short Fund. The Board therefore called for a special meeting of the Shareholders of the Long/Short Fund to vote on the Long/Short Reorganization. The meeting was expected to be held in March 2018. The meeting is now expected to be held in July 2018, pending Securities and Exchange Commission (“SEC”) approval of the proxy solicitation materials. If the Long/Short Reorganization is approved by shareholders, it is anticipated that the Long/Short Reorganization will be consummated approximately one month after the meeting. If the SEC does not approve the solicitation materials or if shareholders do not approve the Long/Short Reorganization, the Board will determine what additional steps may be appropriate and in the best interests of the Long/Short Fund and its shareholders, including, but not limited to, liquidation of the Long/Short Fund. More information about the proposed Long/Short Reorganization and meeting will be provided in the proxy solicitation materials for the Long/Short Reorganization.

At a meeting held on March 15, 2018, the Board approved the reorganization of the Wasatch Strategic Income Fund, a series of the Trust, with and into the Seven Canyons Strategic Income Fund, a series of ALPS Trust (the “Strategic Income Reorganization”). In order for the Strategic Income Reorganization to occur, it must be approved by the shareholders of the Wasatch Strategic Income Fund. The Board therefore called for a special meeting of the Shareholders of the Wasatch Strategic Income Fund to vote on the Strategic Income Reorganization. The meeting is expected to be held in July 2018, and, if approved, it is anticipated that the Strategic Income Reorganization will be consummated approximately one month after the meeting. If shareholders do not approve the Strategic Income Reorganization, the Board will determine what additional steps may be appropriate and in the best interests of the Wasatch Strategic Income Fund and its shareholders, including, but not limited to, liquidation of the Wasatch Strategic Income Fund. More information about the proposed Strategic Income Reorganization and meeting will be provided in the proxy solicitation materials for the Strategic Income Reorganization.

At a meeting held on March 15, 2018, the Board approved the reorganization of the Wasatch World Innovators Fund, a series of the Trust, including both current share classes of the Fund (the Investor Class shares and the Institutional Class shares), with and into the Seven Canyons World Innovators Fund, a series of ALPS Trust (the “World Innovators Reorganization”). In order for the World Innovators Reorganization to occur, it must be approved by the shareholders of both classes of the Wasatch World Innovators Fund. The Board therefore called for a special meeting of the Shareholders of the Wasatch World Innovators Fund to vote on the World Innovators Reorganization. The meeting is expected to be held in July 2018, and, if approved, it is anticipated that the World Innovators Reorganization will be consummated approximately one month after the meeting. If shareholders do not approve the World Innovators Reorganization, the Board will determine what additional steps may be appropriate and in the best interests of the Wasatch World Innovators Fund and its shareholders, including, but not limited to, liquidation of the Wasatch World Innovators Fund. More information about the proposed World Innovators Reorganization and meeting will be provided in the proxy solicitation materials for the World Innovators Reorganization.

At a meeting held on May 15, 2018, the Board approved a plan of liquidation for the Income Fund to close the Income Fund and redeem all of its outstanding shares on or about July 13, 2018 (the “Liquidation Date”). Effective at the close of business on June 30, 2018, the Income Fund will no longer pursue its stated investment objectives. The Income Fund will begin liquidating its portfolio and may invest in cash or cash equivalents, including repurchase agreements or other comparable high quality money market instruments or money market funds until all shares have been redeemed. Effective as of June 1, 2018, the Income Fund will be closed to new investors with the exception of: (1) certain employer-sponsored retirement accounts (including certain 401(k)

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and other types of defined contribution or employee benefit plans); and (2) certain omnibus accounts held by financial intermediaries at the discretion of the Fund’s officers. Such accounts can continue to make investments in the Income Fund through June 30, 2018. After June 30, 2018, the Income Fund will be closed to investments from all accounts. The Income Fund may pay a distribution prior to its termination and liquidation. The record date and payment date will be posted on the Wasatch Funds website as soon as those dates are available.

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Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of four Independent Trustees. Two of the Independent Trustees were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Two Independent Trustees have been appointed by the elected Independent Trustees to serve until his or her successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 73	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	19	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) from December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (33 portfolios) since 2012: Director of the University of Utah Research Foundation since 1998.

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 70	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	19	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 65	Trustee and Chairman of the Governance and Nominating Committee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016; A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting), January 2017 to present.	19	Director, Halton Group Ltd. since 2016.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 64	Trustee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015; Director, Utah Symphony/Utah Opera since 2005; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 to 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	19	Director, Youth Sports Alliance since 2015; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 to 2012; Director Utah Symphony/Utah Opera since 2005.

[1]	A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion. The Board has approved a one-year waiver from the mandatory retirement age for Mr. Jensen.

[2]	Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Eric Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 52	President	Indefinite Served as President since May, 2018	President for Wasatch Funds since May 2018; President of the Advisor since February 2016; Vice President of Institutional Sales for the Advisor since June 1998.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 50	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

Michael K. Yeates 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 35	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for Wasatch Funds since May 2018; Chief Financial Officer of the Advisor since September 2007.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 45	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 34	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017; Compliance Associate for the Advisor since September 2012; Branch Manager for Investment Planning Counsel Corp. from November 2009 to August 2012.

Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 34	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for Wasatch Funds since May 2018; Controller for the Advisor since January 2012.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long-term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$2,252,794
Emerging India Fund	819,648
Global Opportunities Fund	8,169,399
Global Value Fund	7,957,722
International Growth Fund	47,302,575
Long/Short Fund	61,075
Micro Cap Fund	22,829,857
Micro Cap Value Fund	3,065,003
Small Cap Growth Fund	144,143,218
Small Cap Value Fund	65,305
Ultra Growth Fund	9,710,650
World Innovators Fund	6,384,678
Income Fund	124,946
U.S. Treasury Fund	23,928,544

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.WasatchFunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at www.WasatchFunds.com and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12  months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in

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Supplemental Information (continued)

Washington, D.C. (information on the operation of the Public Reference room may be obtained by calling 800.SEC.0330).

BOARD CONSIDERATIONS FOR ADVISORY AND SUB-ADVISORY AGREEMENTS OF THE WASATCH FUNDS

At a meeting held on November 7-8, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of Wasatch Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the Advisory and Service Contract (the “Advisory Agreement”) between the Trust and Wasatch Advisors, Inc. (the “Advisor”) on behalf of each series of the Trust (each a “Fund”); the sub-advisory agreement between the Advisor and Hoisington Investment Management Company (“HIMCO”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”); and the sub-advisory agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. (“1st Source”) on behalf of the Wasatch-1st Source Income Fund (the “Income Fund”) (the foregoing sub-advisory agreements are each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements,” and HIMCO and 1st Source are each a “Sub-Advisor”).

The Board, including the Independent Trustees, is responsible for overseeing the management of the Funds and as such, the Board determines each year as required by law whether to continue the Advisory Agreement with the Advisor on behalf of each Fund, the Sub-Advisory Agreement with HIMCO on behalf of the U.S. Treasury Fund and the sub-advisory agreement with 1st Source on behalf of the Income Fund. The Independent Trustees considered their assessment of the Advisor’s and Sub-Advisors’ performance and services to be an ongoing process that occurs throughout the year. The Board generally has four quarterly meetings as well as a fifth meeting at which it considers information prepared specifically for the annual review of the Advisory and Sub-Advisory Agreements. At these meetings, the Board and/or its committees discussed and considered information pertinent to the annual review of the Advisory Agreement and Sub-Advisory Agreements including, among other things, Fund performance, compliance, risk and liquidity management, sales activity, valuation, and the quality of trade execution. The Independent Trustees also met with management of the Advisor (including key investment personnel) at their quarterly meetings. In addition to the information provided throughout the year, the Independent Trustees, through their independent counsel, also requested and received extensive materials specifically prepared for their annual review of the foregoing agreements. The materials provided a broad range of information regarding the Funds, the Advisor and Sub-Advisors, including a description of, among other things, the terms of the Advisory Agreement and Sub-Advisory Agreements; the services provided by the Advisor and each Sub-Advisor; the experience of the relevant investment personnel; each Fund’s performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s) compiled by an independent data provider; the fees and expenses of each Fund and as compared to peers compiled by an independent data provider; the profitability and/or financial data of the Advisor and Sub-Advisors, as described below; and the Advisor’s evaluation of each Sub-Advisor. The Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement and Sub-Advisory Agreements.

In continuing their practice, the Independent Trustees met in executive session at a meeting held in October 2017 (the “October Meeting”) to consider and discuss the materials provided in connection with their review of the Advisory and Sub-Advisory Agreements. In their review, the Independent Trustees evaluated the advisory arrangements separately on a Fund-by-Fund and per class basis. The Independent Trustees invited members of management of the Advisor to attend the executive session from time to time to respond to questions and provide additional information. As a result of these discussions as well as a result of the culmination of the Board’s year-round oversight of the Funds, the Independent Trustees presented the Advisor with additional questions and requests for additional information (through their independent counsel) and the Advisor provided a written response to this request.

The Independent Trustees also met, including prior to the Meeting in executive session without management present, to further consider, in relevant part, the renewal of the Advisory and Sub-Advisory Agreements. The Independent Trustees had the benefit of independent legal counsel throughout the process. After their discussions and taking into account the information specifically provided for the evaluation of the Advisory Agreements, the information provided during the year, the accumulated knowledge and experience gained during their tenure as trustees, and the legal advice provided by legal counsel, the Trustees, including the Independent Trustees, approved the renewal of the Advisory Agreement and Sub-Advisory Agreements. The Independent Trustees’ consideration of the contractual fee arrangements for the Funds were the result of several years of review and discussion between the Independent Trustees and Fund management, and the Independent Trustees’ conclusions may be based, in part, on their consideration of the fee arrangements and other factors developed in prior years. The Independent Trustees did not identify any single factor as all-important or controlling, but rather the decision reflected the comprehensive consideration of all the information presented, and each Trustee may have attributed different weights to the various factors and information considered in the approval process. The following summarized the principal factors, but not all the factors, the Board considered in its review of the Advisory and Sub-Advisory Agreements and its conclusions.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

The Board, including the Independent Trustees, considered the nature, extent and quality of the Advisor’s and Sub-Advisors’ services to the Funds and the resulting performance of each Fund, as described in further detail below. The Board considered the Advisor’s reputation,

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organization, culture, financial strength and stability. In this regard, the Board noted that the Advisor is an employee-owned firm and considered its management structure including its various committees and their functions, its succession planning in seeking orderly transitions among portfolio managers and other leadership roles over time, and the compensation structure for the portfolio managers and research analysts in seeking to attract and retain qualified investment personnel and to provide appropriate incentives for investment personnel to invest consistently with the respective Fund’s investment parameters and not take undue risks.

The Board further considered the breadth of services the Advisor provides to manage and operate the Funds. The Advisor provides the securities research and portfolio management for the Funds (other than the sub-advised Funds). The Board considered the experience and tenure of each Fund’s portfolio manager(s) as well as the capabilities of the research and trading teams. The Board recognized that the Advisor is a research-oriented firm and considered information describing the investment process the Advisor follows in constructing and managing portfolios, including in identifying and monitoring risks being assumed by the portfolios. The Independent Trustees continue to seek to meet with the portfolio manager(s) of the various Funds during the year to discuss and keep updated on, among other things, the investment approach employed, any adjustments thereto, market conditions and investment performance. As noted below, the Independent Trustees also reviewed Fund performance in considering the Advisor’s investment management performance.

In addition to portfolio management services, the Board considered the quality of the administrative or non-advisory services the Advisor provided to operate the Funds (in addition to those provided by other third-parties). The Advisor oversees the day-to-day operations of the Funds providing the officers and other personnel necessary for their operation and/or overseeing the service providers involved in the daily operations of the Funds. Such non-advisory services include, among other things, service provider oversight (such as overseeing, coordinating and evaluating the activities of the the various service providers, including the Sub-Advisors), Board administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings), Fund administration (such as overseeing the preparation of registration statements, shareholder reports and other regulatory filings; overseeing shareholder services; overseeing the valuation of portfolio securities and daily pricing; reviewing and certifying the Funds’ financial statements; preparing and filing tax reports; overseeing the Funds’ distributions, analyzing trade execution including monitoring and evaluating cross-trades (if any); and providing other administrative services) and compliance (such as helping to create and maintain the Funds’ compliance program and related policies and procedures; testing for compliance; recommending updates to the compliance program and related policies and procedures to meet new regulatory requirements; and providing compliance training for personnel). With respect to compliance, the Independent Trustees considered the Advisor’s commitment to compliance, its regulatory history and efforts to address risk management, including cybersecurity risks through its cybersecurity committee, additional technology deployed and third-party assessment of its systems. The Independent Trustees also considered the various material business-related risks the Advisor faces in managing the Funds.

With respect to the Sub-Advisors, the Independent Trustees considered the nature, extent and quality of services the Sub-Advisors provide to the respective Funds. The Independent Trustees reviewed the Advisor’s analysis of each Sub-Advisor and its performance. The Independent Trustees recognized that the Sub-Advisors primarily provide portfolio management services and were not expected to supply other significant administrative services. The Independent Trustees considered the organization, reputation, financial strength and stability of each Sub-Advisor. The Independent Trustees further considered the experience and tenure of the portfolio manager(s) of the Sub-Advised Funds. As the Sub-Advisors primarily provide the portfolio management of the Sub-Advised Funds, the Board considered such Funds’ performance history as described in further detail below. The Board noted that the Advisor recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Advisory Agreement and the Sub-Advisory Agreements were satisfactory on behalf of each applicable Fund.

B.	THE INVESTMENT PERFORMANCE OF THE FUNDS

As part of its evaluation of services provided by the Advisor and Sub-Advisors, the Board reviewed the performance history of each Fund. Prior to the October Meeting, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, which generally provided a Fund’s performance data for the one-, two-, three-, four-, five-, and ten-year periods ended August 31, 2017 (or for the periods available for Funds that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated funds with similar investment objectives or classifications (a “Broadridge Peer Universe”), to a more focused subset thereof, if any (a “Broadridge Peer Group”) and a benchmark assigned by Broadridge (the “Benchmark”) for the prescribed periods. The Board was provided with information describing the methodology Broadridge uses to create the Broadridge Peer Group and Broadridge Peer Universe.

In addition to the Broadridge Report, the Independent Trustees also reviewed materials reflecting the respective Fund’s historic performance for the quarter, one-, three-, five-, and ten-year periods ended September 30, 2017 (or for the periods available for Funds that did not exist for part of the foregoing timeframe together with the average annual return since inception for Funds with the shorter duration) compared to additional benchmark(s) and unaffiliated funds in the respective Fund’s Morningstar investment

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Supplemental Information (continued)

category. The Independent Trustees also received analyst reports provided by an unaffiliated party for the following Funds: the Core Growth Fund, the International Opportunities Fund, the Long/Short Fund, the Small Cap Growth Fund, and the U.S. Treasury Fund and considered any Morningstar ratings on the Funds. For Funds with separate accounts following similar strategies (including the Core Growth Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the International Growth Fund, the International Opportunities Fund, the Global Value Fund, the Micro Cap Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Ultra Growth Fund), the Board reviewed Fund performance data for the institutional and investor classes compared to the performance of a composite of such separate accounts for the one-, three-, five-, and ten-year and since inception periods ended September 30, 2017 (or for such shorter periods if the Funds or separate account composite did not exist for part of the foregoing timeframe). The performance data prepared for the review of the Advisory and Sub-Advisory Agreements supplements the performance data the Trustees received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of their respective Fund.

In evaluating performance, the Independent Trustees have recognized some of the limitations of the performance data which may impact the weight given to particular performance data, including the following:

•	The performance data reflects a snapshot in time as of a particular period (in this case, the periods ended August 31, 2017 and September 30, 2017) and a different performance period could generate significantly different results;
•	Long term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance;
•	The investment experience of a particular shareholder in the Funds will vary depending on the shareholder’s particular investment period and the Fund’s performance during that period and the class held (if multiple classes are offered in a Fund);
•	Although the performance data included in the Broadridge Report was based on the performance of the investor class shares of the Funds, the Board recognized that certain Funds offer multiple classes. The performance of another class of a Fund, however, should be substantially similar on a relative basis because the classes are invested in the same portfolio of securities and differences in performance between the classes could be principally attributed to the variation in the expenses of each class; and
•	There may be difficulties in establishing appropriate peer groups and benchmarks for certain Funds. In this regard, the Independent Trustees considered that the Advisor and Sub-Advisors are responsible for managing each respective Fund in accordance with its investment objectives, investment parameters and guidelines. The Independent Trustees, however, recognized that peers and/or benchmarks may be following different objectives, investment parameters and guidelines and risk tolerance levels than that of the corresponding Fund, and these variations will lead to differing performance results and may limit the value of the comparative performance data in assessing a particular Fund’s performance. The Independent Trustees recognized some limitations with the Broadridge Peer Group for the Micro Cap Fund and Micro Cap Value Fund (collectively, the “Micro Cap Funds”) as the respective Broadridge Peer Group generally focuses on companies with a larger market capitalization than those sought by the Micro Cap Funds. As a result, the Independent Trustees also reviewed the Micro Cap Funds’ performance compared to a custom no-load peer group provided by the Advisor for the one-, three, five- and ten-year periods ended September 30, 2017.

Based on their review of the performance data, the Independent Trustees determined the following:

Core Growth Fund

With respect to the Core Growth Fund, the Fund outperformed the Benchmark for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2017 and provided generally comparable performance to the median of its Broadridge Peer Group over such periods. Although the Fund underperformed the peer group average in the Morningstar small growth category for the one-year period ended September 30, 2017, the Fund outperformed such peer group average over the longer three-, five, and ten-year periods. The Board was satisfied with the Fund’s overall performance.

Emerging India Fund

With respect to the Emerging India Fund, the Fund outperformed the median of its Broadridge Peer Group in the one-, two-, three-, four- and five-year periods ended August 31, 2017. The Fund also outperformed the average of its peer group in the Morningstar India equity category for the one-, three- and five-year periods ended September 30, 2017. The Board considered that the Fund’s performance had been generally favorable.

Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that except for the three-year period ended August 31, 2017, the Fund provided positive absolute performance in the one-, two- and four-year periods, but the Fund’s relative performance was somewhat challenged. In this regard, the Fund underperformed the median of its Broadridge Peer Group and Benchmark for the one-, two-, three- and four-year periods ended August 31, 2017. The Fund similarly underperformed the average of its peer group in the Morningstar diversified emerging markets category for the one- and three-year periods ended September 30, 2017. In reviewing the comparative data, however, the Independent Trustees recognized that differences between the objectives and strategies of the Fund and the peer groups limit some of the usefulness of the comparative data. The Independent Trustees further considered management’s confidence in the experience of the portfolio

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management team, the strategy of the Fund and the Fund’s adherence to such strategy. The Board was satisfied with the explanation of the Fund’s performance, but would continue to monitor this Fund closely.

Emerging Markets Small Cap Fund

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund provided positive absolute performance for the one-, two-, three-, four- and five-year periods ended August 31, 2017, but the Fund’s relative performance was challenged. In this regard, the Fund underperformed the median of its Broadridge Peer Group and Benchmark for such periods ended August 31, 2017. Similarly, other than the ten-year period ended September 30, 2017, the Fund underperformed the peer group average in the Morningstar diversified emerging markets category for the one-, three- and five-year periods ended September 30, 2017. The Board, however, noted the Fund’s improved performance for the year-to-date period ended September 30, 2017. In light of the foregoing, the Board would continue to monitor this Fund closely.

Frontier Emerging Small Countries Fund

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the Fund has experienced periods of challenged performance underperforming the median of its Broadridge Peer Group and its Benchmark for the one-, two-, three-, four- and five-year periods ended August 31, 2017. The Fund similarly underperformed its peer group average for the Morningstar diversified emerging markets category for the one-, three- and five-year periods ended September 30, 2017. The Board recognized the steps taken to address performance issues, including the changes to portfolio managers of the Fund in 2016. In light of the foregoing, the Board would continue to monitor this Fund closely.

Global Opportunities Fund

With respect to the Global Opportunities Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group for the one-year period ended August 31, 2017, the Fund outperformed or matched the performance of the median of its Broadridge Peer Group for the two-, three-, four- and five-year periods ended August 31, 2017. Other than the one-year period ended August 31, 2017, the Fund provided generally comparable performance to the Benchmark for the two-, three-, four- and five-year periods ended August 31, 2017. Similarly, other than the one-year period ended September 30, 2017, the Fund provided generally comparable performance to the peer group average for the Morningstar world small/mid stock category for the three- and five-year periods ended September 30, 2017. The Board was satisfied with the Fund’s overall performance.

Global Value Fund

With respect to the Global Value Fund (formerly, the Large Cap Value Fund), the Independent Trustees noted that the Fund provided positive absolute performance for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2017. The Independent Trustees further noted that although the Fund underperformed the performance of the median of its Broadridge Peer Group for the three-, four- and five-year periods ended August 31, 2017, the Fund outperformed the median of the Broadridge Peer Group for the one-, two- and ten-year periods ended August 31, 2017. The Fund, however, underperformed theBenchmark for such periods ended August 31, 2017. Other than the five-year period ended September 30, 2017, the Fund provided generally comparable performance to the performance of the peer group average of the Morningstar large cap value category over the one-, three- and ten-year periods ended September 30, 2017. In reviewing the performance, the Independent Trustees recognized that the Board had approved a change in the principal investment strategies of the Fund to permit the Fund greater ability to invest in foreign securities becoming a global value fund effective October 31, 2017, and the past performance would not reflect the foregoing change. Although the Fund previously had experienced periods of challenged performance, the Board was satisfied with the efforts the Advisor has taken to address performance issues and looks forward to the implementation of the revised principal investment strategy.

U.S. Treasury Fund

With respect to the U.S. Treasury Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group and Benchmark for the one-year period ended August 31, 2017, the Fund outperformed the median of its Broadridge Peer Group for the two-, three-, four-, five- and ten-year periods ended August 31, 2017 and its Benchmark for the two-, three-, four- and five-year periods ended August 31, 2017. Other than the one-year period ended September 30, 2017, the Fund also outperformed or matched its peer group average of the Morningstar long government category for the three-, five- and ten-year periods ended September 30, 2017. The Board determined that the Fund’s overall performance over time was generally favorable.

International Growth Fund

With respect to the International Growth Fund, the Independent Trustees noted that the Fund provided positive absolute performance over the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2017. Although the Fund underperformed the median of its Broadridge Peer Group in the one-, two-, three-, four- and five-year periods, the Fund outperformed its median in the longer ten-year period ended August 31, 2017. Similarly, the Fund underperformed the Benchmark in the one-, two-, four- and five-year periods, but the Fund outperformed the Benchmark in the three- and ten-year periods ended August 31, 2017. The Independent Trustees further noted that although the Fund underperformed its peer group average for the Morningstar foreign small/mid growth category for the one- and five-year periods, the Fund outperformed such average in the three- and ten-year periods ended September 31, 2017. The Board determined that it was satisfied with the Fund’s overall performance.

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International Opportunities Fund

With respect to the International Opportunities Fund, the Independent Trustees noted that although the Fund underperformed the performance of the median of its Broadridge Peer Group and Benchmark for the one-year period ended August 31, 2017, the Fund outperformed the median of the Broadridge Peer Group and Benchmark for the two-, three-, four-, five- and ten-year periods ended August 31, 2017. The Independent Trustees further noted that although the Fund underperformed its peer group average for the Morningstar foreign small/mid growth category for the one- and three-year periods, the Fund outperformed such peer group average in the five- and ten-year periods ended September 30, 2017. The Board was satisfied with the Fund’s overall performance.

Long/Short Fund

With respect to the Long/Short Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group for the one-, three-, and four-year periods ended August 31, 2017, the Fund outperformed or matched the performance of the median of its Broadridge Peer Group for the two-, five- and ten-year periods ended August 31, 2017. Although the Fund underperformed its Benchmark for the one-, two-, three-, four-, and five-year periods ended August 31, 2017, the Fund outperformed the Benchmark in the ten-year period ended August 31, 2017. The Independent Trustees further noted that the Fund underperformed the peer group average of the Morningstar long/short category over the one-, three-, five- and ten-year periods ended September 30, 2017. The Independent Trustees recognized that the Fund has experienced periods of challenged performance, but noted the steps the Advisor has taken to address performance issues. In this regard, the Board considered that the Advisor recently recommended, and the Board approved, the reorganization of the Long/Short Fund into the Global Value Fund, subject to approval by the shareholders of the Long/Short Fund. The Board will continue to monitor this Fund and consider additional steps as necessary if the reorganization is not approved by shareholders.

Micro Cap Fund

With respect to the Micro Cap Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group and Benchmark for the ten-year period ended August 31, 2017, the Fund outperformed the median of the Broadridge Peer Group and Benchmark in the one-, two-, three-, four- and five-year periods ended August 31, 2017. In addition, although the Fund underperformed its peer group average for the Morningstar small growth category for the ten-year period ended September 30, 2017, the Fund outperformed such peer group average for the one-, three- and five-year periods ended September 30, 2017. In considering the comparative data, the Independent Trustees have recognized that the Broadridge Peer Group may not adequately reflect the investment strategies and investable universe of the Fund limiting some of the value of the comparative data. Accordingly, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor and the Russell Microcap Index for the one-, three-, five- and ten-year periods ended September 30, 2017. In considering the foregoing, the Board was satisfied with the Fund’s overall performance.

Micro Cap Value Fund

With respect to the Micro Cap Value Fund, the Independent Trustees noted that the Fund outperformed the median of its Broadridge Peer Group and Benchmark for the one-, two, three-, four-, five-, and ten-year periods ended August 31, 2017. Similarly, the Fund outperformed the peer group average of the Morningstar small growth category for the one-, three-, five- and ten-year periods ended September 30, 2017. In considering the comparative data, as noted above with the Micro Cap Fund, the Independent Trustees recognized that Broadridge Peer Group may not adequately reflect the investment strategies and investable universe of the Fund thereby limiting some of the usefulness of the comparative data. The Independent Trustees accordingly also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor and the Russell Microcap Index for the one-, three-, five- and ten-year periods ended September 30, 2017. In considering the foregoing, the Board determined that the Fund’s overall performance had been generally favorable.

Small Cap Growth Fund

With respect to the Small Cap Growth Fund, the Independent Trustees noted that although the Fund underperformed the median of its Broadridge Peer Group for the one-, two-, three- four-, five- and ten-year periods ended August 31, 2017 and its Benchmark for such periods (except the ten-year period ended August 31, 2017), the Fund had provided positive absolute performance over such periods. In addition, although the Fund underperformed the peer group average for the Morningstar small cap growth category for the one-, three- and five-year periods ended September 30, 2017, the Fund outperformed such peer group average in the ten-year period ended September 30, 2017. With respect to performance, the Board noted that although one portfolio manager was retiring at the end of 2017, the Advisor was confident in the portfolio management team and that the Fund was adhering to its investment process and strategy. The Board was satisfied with the Fund’s overall performance.

Small Cap Value Fund

With respect to the Small Cap Value Fund, the Independent Trustees noted that the Fund outperformed the performance of the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2017. Except for the two- and ten-year periods ended August 31, 2017, the Fund outperformed its Benchmark for the one-, three-, four- and five-year periods ended August 31, 2017. The Fund also outperformed the peer group average of the Morningstar small blend category for

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the one-, three-, five- and ten-year periods ended September 30, 2017. The Board determined the Fund’s performance over time had been generally favorable.

Strategic Income Fund

With respect to the Strategic Income Fund, the Independent Trustees noted that the Fund underperformed the performance of the median of its Broadridge Peer Group for the two-, three-, four-, five- and ten-year periods ended August 31, 2017 but outperformed the median in the recent one-year period ended August 31, 2017. The Fund also underperformed the Benchmark for the various periods ended August 31, 2017 and underperformed the peer group average for the Morningstar mid-cap value category for the one-, three-, five- and ten-year periods ended September 30, 2017. The Board, however, considered that the Fund had provided positive absolute performance for the foregoing periods ended August 31, 2017 and September 30, 2017. The Board also considered the investment strategy of the Fund and in light of the foregoing, the Board was satisfied with the Fund’s overall performance.

Ultra Growth Fund

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund outperformed the median of its Broadridge Peer Group and Benchmark for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2017. In addition, although the Fund underperformed its peer group average of the Morningstar small growth category for the ten-year period ended September 30, 2017, the Fund outperformed such peer group average in the one-, three- and five-year periods ended September 30, 2017. In light of the foregoing, the Board was satisfied with the Fund’s overall performance.

World Innovators Fund

With respect to the World Innovators Fund, the Independent Trustees noted that the Fund outperformed or matched the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2017. Similarly, the Fund outperformed the Benchmark for such periods except the four-year period ended August 31, 2017. Similarly, although the Fund underperformed the peer group average for the Morningstar world small/mid stock category for the five-year period ended September 30, 2017, the Fund outperformed such peer group average in the one-, three-, and ten-year periods ended September 30, 2017. The Board was satisfied with the Fund’s overall performance.

Income Fund

Although the Income Fund underperformed the median of its Broadridge Peer Group in the five- and ten-year periods ended August 31, 2017, the Independent Trustees noted that the Fund outperformed or matched the median in the one-, two-, three- and four-year periods ended August 31, 2017. The Fund, however, underperformed the Benchmark over the various periods ended August 31, 2017. Other than the one-year period ended September 30, 2017, the Fund outperformed or provided generally comparable performance to its peer group average of the Morningstar short-term bond category for the three-, five- and ten-year periods ended September 30, 2017. The Board was satisfied with the Fund’s overall performance.

C.	FEES, EXPENSES AND PROFITABILITY

1.	Fees and Expenses

The Independent Trustees evaluated the management fees and other fees and expenses of each Fund. The Independent Trustees reviewed, among other things, the contractual management fee rate, the expense limitation agreements and/or fee waivers, the net management fee rate (which reflects the management fee rate after taking into effect any expense limitation arrangements and/or fee waivers), and the net total expense ratio of each class of each Fund. The Board considered the net total expense ratio of each class of each Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the investors’ net experience in a Fund as it directly reflects the costs of investing in a Fund.

In addition, the Board, including the Independent Trustees, reviewed the Broadridge Report comparing, among other things, each Fund’s contractual and net advisory fees and net total expenses for each class compared to such information for a group of comparable funds selected by Broadridge (the “Broadridge Expense Group”) as well as comparing each Fund’s actual management fees, non-management expenses and actual total expenses for each class against such information for a larger universe of funds selected by Broadridge (the “Broadridge Expense Universe”). The Board reviewed information regarding Broadridge’s methodology for developing the Broadridge Expense Group and Broadridge Expense Universe for its report. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, particularly with respect to the Micro Cap Fund and Micro Cap Value Fund (collectively, the “Micro Cap Funds”). The Independent Trustees therefore also reviewed comparisons of each Micro Cap Fund’s management fee and net expense ratio with those of a custom peer group provided by the Advisor.

In addition to the foregoing fee and expense data, the Board considered various factors that also influence the level of management fees for a Fund. In this regard, the Board considered, among other things, the factors that the Advisor considers in proposing a management fee level for a Fund which includes an assessment of the potential value of the services (such as, the potential for the strategy to deliver alpha, the experience of the management team with the respective strategy), the competitive marketplace (such as, the uniqueness of the fund, the fees of competitor funds) and the economics to the Advisor (such as, the costs to provide the advisory services to the particular Fund and the existence of any capacity constraints of the Fund which may reduce the potential for revenues to the Advisor). In evaluating fees, the Board also considered, among other things, the quality and experience of the portfolio managers, the respective Fund’s investment performance, the Advisor’s willingness to close capacity-constrained Funds when necessary to

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protect performance, and the research-intensive process followed by the Advisor and related costs. The Board noted the Advisor’s contractual commitment to limit certain operating expenses of each of the classes of various Funds to the benefit of shareholders and reviewed the amounts the Advisor has reimbursed to the applicable Fund for the last three fiscal years (if any). The Independent Trustees also reviewed the fees that the Advisor charges its other types of clients for discretionary portfolio management services, as described in further detail below.

In considering the fees of the Sub-Advisors for the Income Fund and U.S. Treasury Fund, the Independent Trustees considered the fee rate paid to the respective Sub-Advisor with respect to the applicable Fund in absolute terms and as compared to the Sub-Advisors pricing schedule for portfolio management services for other clients. The Independent Trustees also noted that the Advisor pays the Sub-Advisors from its own revenues and the sub-advisory fees to the Sub-Advisors were established through arm’s length negotiations between the Advisor and the Sub-Advisors, which are unaffiliated with the Advisor.

In its evaluation of the advisory and sub-advisory fees, the Board noted the following:

For the Core Growth Fund, Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund

With respect to the foregoing Funds, the Independent Trustees recognized, among other things, the capacity constraints of these Funds and the expertise of the Advisor with the strategies of these Funds. In this regard, the Independent Trustees considered that the foregoing Funds generally invested in small and/or micro-cap securities and therefore were subject to inherent capacity constraints as the Advisor may not be able to replicate its strategy or the investment performance at higher asset levels. As a result, the Advisor has been willing to close Funds to additional investments by new investors to protect performance, but such practice also limits the revenue potential for the Advisor from the respective Fund. The Trustees, however, seek to encourage the practice of closing the Funds when necessary to protect performance for existing shareholders. Further, as the Advisor follows a research-intensive practice, the Board recognized the costs associated with performing the necessary due diligence to evaluate small and micro-cap companies which are further increased when evaluating small and mid-cap foreign companies across various countries around the world. The Independent Trustees further noted the Advisor’s expertise and reputation in the small and micro-cap asset classes. In reviewing management fees, the Trustees also noted that the management fees of several of these Funds had been reduced in recent years, including for the Global Opportunities Fund, the Emerging India Fund, the Emerging Markets Small Cap Fund, the International Opportunities Fund, and the Micro Cap Funds and the management fee rate of the Frontier Fund was being reduced by 10 basis points. In its review of the comparative data presented, the Board noted the following:

With respect to the Core Growth Fund, the Independent Trustees recognized that although the contractual management fee rate for the institutional and investor class shares was above the median of its respective Broadridge Expense Group, the Fund had a net expense ratio that was slightly higher (within 10 basis points) than the median of its Broadridge Expense Group for the investor class shares and below the median of its Broadridge Expense Group for the institutional class shares.

With respect to the Emerging India Fund, the Fund’s contractual management fee rate for the investor class and institutional class shares was the same as the median of its Broadridge Expense Group and its net expense ratio was the same as the median of its Broadridge Expense Group for the investor class shares and below the median for the institutional class shares.

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net total expense ratio for the investor class shares and institutional class shares were above the median of its Broadridge Expense Group.

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group for the institutional and investor class shares. The Trustees further noted, however, the Advisor had agreed to reduce the management fees and expense cap on the classes of this Fund by 10 basis points.

With respect to the Global Opportunities Fund, the Independent Trustees noted that the contractual management fee rate of the Fund was above the median of its Broadridge Expense Group for the investor class shares and the institutional class shares, and the Fund’s net expense ratio was above the median of its Broadridge Expense Group for the investor class shares but below the median for the institutional class shares.

With respect to the International Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate for the investor class shares and institutional class shares was slightly above (within 5 basis points of) the median of its Broadridge Expense Group but its net expense ratio was below the median of the Broadridge Expense Group for its institutional class shares and investor class shares.

With respect to the International Opportunities Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group for the investor class shares and institutional class shares.

With respect to the Micro Cap Fund and the Micro Cap Value Fund, the Independent Trustees noted that each Fund’s contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group. The Trustees, however, recognized that the management fees for these Funds were recently reduced in 2016.

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With respect to the Small Cap Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the investor class shares and institutional class shares and its net expense ratio was above the median of its Broadridge Expense Group for the investor class shares and slightly above (within 5 basis points of) the median for the institutional class shares.

With respect to the Small Cap Value Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the investor class shares and institutional class shares, and the net expense ratio of the investor class shares was above the median of its Broadridge Expense Group but below the median for the institutional class shares.

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net expense ratio for its investor class shares were each slightly higher than (within 10 basis points of) the respective median of the Broadridge Expense Group.

Based on its review, the Board determined the advisory fees for the foregoing Funds were acceptable in light of the nature, extent and quality of services provided.

For the Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was slightly higher (within 10 basis points) than the median of its Broadridge Expense Group for the investor class shares and the institutional class shares and the net expense ratio for the investor class shares was higher than the median for the Broadridge Expense Group, but the net expense ratio for the institutional class was lower than the median. The Trustees recognized that the Fund had more capacity than other Funds which were focused on small and/or micro-cap securities; however, the Trustees also recognized the additional costs to evaluating securities tied to emerging markets. The Independent Trustees further noted that the management fee for this Fund had been reduced in recent years. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

For the Long/Short Fund, Global Value Fund (formerly, the Large Cap Value Fund), Strategic Income Fund and World Innovators Fund

In considering the management fees of the Global Value Fund, Long/Short Fund, Strategic Income Fund and World Innovators Fund, the Independent Trustees recognized that each of such Funds had little or no capacity constraints given their investment strategies. The Independent Trustees also considered, among other things, the comparative fee and expense data and noted the following:

With respect to the Global Value Fund, the Independent Trustees noted that the contractual management fee rate was above the median of its Broadridge Expense Group for the investor class shares and institutional class shares, and the Fund’s net expense ratio was above the median of its Broadridge Expense Group for the investor class shares and slightly higher than (within 5 basis points of) the median for its institutional class shares.

With respect to the Long/Short Fund, the Independent Trustees noted that the contractual management fee rate was the same as the median of the Broadridge Expense Group for the investor class shares and institutional class shares and the net expense ratios for the investor class shares and institutional class shares were below the median of its Broadridge Expense Group.

With respect to the Strategic Income Fund, the Independent Trustees noted that the contractual management fee rate and net expense ratio were below the median of its Broadridge Expense Group for the investor class shares.

With respect to the World Innovators Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group for its investor class and institutional class shares.

Based on its review, the Board determined that the advisory fees for the foregoing Funds were acceptable in light of the nature, extent and quality of services provided.

For the Income Fund and U.S. Treasury Fund

In considering the Income Fund and the U.S. Treasury Fund, the Board recognized that each of these Funds did not have any capacity constraints. In considering the comparative data, the Independent Trustees also observed that with respect to the U.S. Treasury Fund, the Independent Trustees noted that the Fund’s contractual management fee was slightly above (within 10 basis points of) the median of its Broadridge Expense Group, and the Fund’s net expense ratio was equal to the median of its Broadridge Expense Group for the investor class shares.

With respect to the Income Fund, the Independent Trustees noted that although the Fund’s contractual management fee rate was slightly higher than (within 10 basis points of) the median of its Broadridge Expense Group, the Fund’s net expense ratio for the investor class shares was below the median.

Based on its review, the Board determined that the advisory fees for the foregoing Funds were acceptable in light of the nature, extent and quality of services provided.

In addition to management fees, the Board recognized that both of these Funds are sub-advised and separately considered the sub-advisory fee rates paid to the Sub-Advisor of the respective Funds and as compared to the Sub-Advisor’s pricing schedule for portfolio management services to other clients. With respect to the U.S. Treasury Fund, the Independent Trustees noted that the sub-advisory fee rate was in line with HIMCO’s fee schedule in light of the asset size of the Fund. With respect to the Income Fund, the Independent Trustees noted that the sub-advisory fee rate paid to 1st Source was on the low end of the range of its fee schedule for institutional accounts. In addition, the Independent Trustees also noted that the Advisor pays the Sub-Advisors from its own revenues and the sub-advisory fees to the respective Sub-Advisor were established through arm’s length negotiations between the Advisor and the Sub-Advisors, which are unaffiliated with the Advisor.

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Based on its review, the Board determined that the sub-advisory fees for the foregoing Funds were acceptable in light of the nature, extent and quality of services provided.

2.	Fees Charged to Other Advisor and Sub-Advisor Clients

In their review, the Board also considered information regarding the nature of services and fee rates offered by the Advisor and Sub-Advisors to other clients, including separate accounts, unified managed accounts, model accounts, collective investment trusts and certain domestic and foreign funds outside the Wasatch family of funds for which the Advisor serves as a sub-advisor. More specifically, the Independent Trustees reviewed information regarding the fee rates and schedules, the range of fees and their weighted average that the Advisor charges to separate accounts that are managed in a style similar to that used for certain Funds. Such Funds include the Core Growth Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, International Growth Fund, Small Cap Growth Fund, and Small Cap Value Fund. The Independent Trustees also reviewed the fee rates of separate accounts managed in investment styles similar to the Micro Cap Funds, the Global Opportunities Fund, the Global Value Fund, the International Opportunities Fund and the Ultra Growth Fund. In addition, the Independent Trustees received the management fee rates of the other types of clients noted above.

The Independent Trustees noted that the fee rates or weighted average fee rates for separate accounts and other types of clients were generally lower than the fees for the comparable Fund, subject to certain exceptions. The Independent Trustees considered the rationale the Advisor provided for the variations in fee rates between the Funds and other types of clients including, in particular, the material differences in the services provided, the extensive regulatory requirements associated with operating registered investment companies, and the differences in the investment parameters and strategies between the investment companies and other clients. The Trustees recognized the additional services provided to support the Funds included, among other things, fund administrative services and operations, oversight of third party service providers, oversight of shareholder servicing, Trustee support, tax administration and compliance, and that such services were not required to the same extent or at all for other types of clients. Given the differences among the products, particularly the extensive services provided to the Funds, the Independent Trustees concluded that such facts justify the different levels of fees.

In addition, with respect to the Sub-Advisory fees for the Sub-Advisors of the Income Fund and U.S. Treasury Fund, the Independent Trustees, as noted above, had reviewed the sub-advisory fee rate paid to the respective Sub-Advisor compared to such Sub-Advisor’s pricing schedule for portfolio management services for other clients and had noted that the fee rates paid these Sub-Advisors for their sub-advisory services were reasonable in comparison to their respective pricing schedule. The Trustees further noted that the Sub-Advisors were unaffiliated with the Advisor and their respective sub-advisory fees were the result of arms-length negotiations. As noted, the Board considered the sub-advisory fees to be acceptable in light of the nature, extent and quality of services provided.

3.	Profitability of the Advisor

In conjunction with their review of fees, the Independent Trustees reviewed information reflecting the Advisor’s financial condition. The Independent Trustees reviewed the consolidated financial statements of WA Holdings, Inc. (the parent of the Advisor) and its subsidiary (the Advisor) for the years ended December 31, 2016 and 2015.

The Independent Trustees also reviewed the profitability information for the Advisor derived from its relationship with each Fund for the calendar year ended December 31, 2016 on an actual and adjusted basis. In its evaluation of profitability, the Independent Trustees reviewed the Advisor’s methodology used to allocate revenue and expenses for the purposes of calculating profitability per Fund. However, the Independent Trustees recognized the difficulty in calculating profitability at the individual Fund level given the inherent limitations of any allocation methodology as different and reasonable approaches and assumptions may be used and yet yield differing results. Further, the Independent Trustees recognized that employee compensation was the primary expense for the Advisor and as a privately held S corporation owned by employees, the Advisor’s level of profitability could be influenced, in part, by paying employees through compensation expense as opposed to dividends as shareholders. As a result, the Independent Trustees also reviewed the Advisor’s profitability data for 2016 with certain adjustments to the compensation expense to assist in the comparability of the Advisor’s profitability to certain industry peers. In this regard, the Independent Trustees received and reviewed the profit margin (pre tax) of certain other public advisory firms in the industry that resemble the Advisor’s business model. The Trustees, however, noted that the comparative data may be limited as a result of differences in numerous factors between the Advisor and the other advisors that impact profitability such as variations in, among others, fee waivers and expense reimbursements by the advisor, the funds managed, the business mix, the cost allocation methodology, and the capital structure. Nevertheless, the Independent Trustees noted that the Advisor’s profitability (with and without the compensation adjustment) is within a reasonable range compared to the peer group of unaffiliated advisors. Based on its review, the Board was satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

In addition to the Advisor’s profitability, the Independent Trustees reviewed information reflecting the financial condition of each Sub-Advisor. Although profitability on a per account level was not available, the Trustees reviewed HIMCO’s financial statements for the years ended December 31, 2016 and 2015. The Trustees also reviewed 1st Source’s income statement for the month ended September 30, 2015 and September 30, 2016.

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In addition to the above, the Independent Trustees also considered any indirect benefits (such as soft dollars) that the Advisor or Sub-Advisor received that were directly attributable to the management of the applicable Funds. See Section E below for additional information on indirect benefits the Advisor or Sub-Advisors may receive as a result of their relationship with the respective Funds.

Based on its review, including the Sub-Advisors’ fee schedules and the fact that the sub-advisory fees were established through arm’s length negotiations, the Independent Trustees concluded that HIMCO’s and 1st Source’s profitability from the Sub-Advisor’s relationship with the U.S. Treasury Fund and Income Fund, respectively, was not unreasonable.

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board considered information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Funds and whether the Funds have appropriately benefited from such economies of scale. In considering economies of scale, the Independent Trustees recognized the economies of scale are difficult to assess, particularly on a Fund-by-Fund basis. The Independent Trustees observed that economies of scale generally occur as assets grow; however, they also noted that Funds with capacity constraints, such as Funds investing primarily in small or micro-cap companies, have limited ability to achieve certain economies of scale. In this regard, the Independent Trustees have considered the Advisor’s willingness to close a Fund to new investments and forgo potential revenues in order to maintain the Fund at asset levels that can be effectively managed. Although closing a Fund may also prevent a Fund from achieving economies of scale that may exist at higher asset levels, the Board recognized the benefit of protecting performance for existing shareholders. The Independent Trustees also recognized the costs of the Advisor’s research intensive investment process in managing Funds. With respect to Funds without capacity constraints, the Independent Trustees considered the Advisor’s position that such Funds were already priced to scale and therefore already share any economies of scale. In addition, although the Board recognized that the Funds’ investment advisory fees will not decrease as assets rise since they are not subject to investment advisory fee breakpoints, the Independent Trustees noted that the Advisor has agreed to temporary expense caps that limit the overall net expense ratios on the respective classes of the Funds (other than the Income

Fund) which may be considered another means for sharing economies of scale.

Considering the factors above, the Independent Trustees concluded the absence of breakpoints in the management fee was acceptable and that such economies as exist are adequately reflected in the Advisor’s fee structure.

E.	INDIRECT BENEFITS

The Independent Trustees received and considered information regarding indirect benefits the Advisor and Sub-Advisors may receive as a result of their relationship with the Funds. In this regard, the Independent Trustees recognized that the Advisor may receive benefits from soft dollar arrangements whereby the Advisor may use a portion of the brokerage commissions paid by the Funds to acquire research that may be useful to the Advisor in managing the Funds and other clients. The Independent Trustees recognized that the Advisor’s profitability would be lower if it paid for such research with its own revenues. With respect to the Sub-Advisors, the Independent Trustees recognized that the Sub-Advisors have not participated in soft dollar arrangements with respect to Fund portfolio transactions. The Independent Trustees, however, considered that the Advisor pays certain fees to 1st Source for providing shareholder servicing to the respective Fund. The Independent Trustees further considered the reputational and/or marketing benefits the Advisor and Sub-Advisors may receive as a result of their association with the Funds. The Independent Trustees took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and sub-advisory fee to the respective Sub-Advisor and concluded that the indirect benefits received were reasonable.

F.	ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Advisory Agreement for each Fund, the Sub-Advisory Agreement with HIMCO on behalf of the U.S. Treasury Fund, and the Sub-Advisory Agreement with 1st Source on behalf of the Income Fund were fair and reasonable, that the Advisor’s and Sub-Advisors’ fees are reasonable in light of the services provided to each respective Fund, and that the Advisory Agreement should be approved on behalf of each Fund and the Sub-Advisory Agreements should be approved on behalf of the U.S. Treasury Fund and the Income Fund, respectively.

155

WASATCH FUNDS	MARCH 31, 2018 (UNAUDITED)

Service Providers

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE WASATCH-HOISINGTON U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

ONLINE

www.WasatchFunds.com

shareholderservice@wasatchfunds.com

156

2018 Semi-Annual Report
www.WasatchFunds.com 800.551.1700
MIX
Paper from
responsible sources
FSC® C132107

PART C

Wasatch Funds Trust

Item 15.	Indemnification

Under Section 9.2 of Wasatch Funds Trust’s (the “Trust” or the “Registrant”) Declaration of Trust, no person who is or has been a Trustee, officer, or employee of the Registrant shall be subject to any personal liability whatsoever to any party, including natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign, (“Person”) other than the Registrant or its shareholders, in connection with the affairs of the Registrant; and all Persons shall look solely to the property of the Registrant or of a series for satisfaction of claims of any nature arising in connection with the affairs of the Registrant or such series.

The Declaration of Trust provides that every note, bond, contract, instrument, certificate, share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Registrant or the Trustees or any of them in connection with the Registrant shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Registrant’s shareholders shall be personally liable thereon.

The Declaration of Trust provides that all Persons extending credit to, contracting with or having any claim against the Registrant or a series shall look only to the assets of the property of the Registrant or such series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Registrant’s officers or employees, whether past, present or future, shall be personally liable therefor.

The Declaration of Trust provides that no person who is or has been a Trustee, officer or employee of the Registrant shall be liable to the Registrant or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Furthermore, the Declaration of Trust provides that without limiting the foregoing limitations of liability contained in Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Registrant or a series, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 9.5 of the Registrant’s Declaration of Trust provides that subject to certain exceptions and limitations, every person who is, or has been, a Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees or agents of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise, shall be indemnified by the Registrant or applicable series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits
(1)	(a)

Declaration of Trust of the Registrant dated November 6, 2009 is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

(b)

Amendment to Declaration of Trust of the Registrant dated December 30, 2009 is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

(c)

Amended and Restated Designation of Series of Shares Certificate dated January 28, 2011 is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 22, 2012.

(d)

Designation of Classes Certificate is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 17, 2011.

(e)

Amended and Restated Designation of Series of Shares Certificate is incorporated herein by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 17, 2011.

(f)

Amended and Restated Designation of Series of Shares Certificate dated August 16, 2012 is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 2, 2012.

(g)

Amended and Restated Designation of Classes of Shares effective August 15, 2012 is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 2, 2012.

(h)

Amended and Restated Designation of Classes of Shares effective as of April 30, 2015 is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2016.

(i)

Amended and Restated Designation of Series of Shares dated May 6, 2015 is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2016.

(j)

Amended and Restated Designation of Series of Shares dated October 31, 2017 is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 filed with the Commission on December 29, 2017.

(k)

Amended and Restated Designation of Classes of Shares dated October 31, 2017 is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 filed with the Commission on December 29, 2017.

(2)

Bylaws of the Registrant dated November 6, 2009 is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)	Not Applicable.

(6)	(a)

Advisory and Service Contract by and between the Registrant and Wasatch Advisors, Inc. (the “Advisor”) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

(b)

Exhibit A to Advisory and Service Contract dated January 31, 2016 by and between the Registrant and the Advisor is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2016.

(c)

Exhibit A to Advisory and Service Contract dated January 31, 2017 is incorporated herein by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2017.

(7)

Distribution Agreement by and between the Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 filed with the Commission on July 23, 2018.

(8)		Not Applicable.

(9)	(a)

Custodian Agreement by and between the Registrant and State Street Bank and Trust Company (“State Street”) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

(b)

Notice to Custodian Agreement by and between the Registrant and State Street incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 12, 2011.

(c)

Notice to Custodian Agreement by and between the Registrant and State Street on behalf of Wasatch Frontier Emerging Small Countries Fund is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 27, 2012.

(d)

Notice to Custodian Agreement by and between the Registrant and State Street on behalf of Wasatch Emerging Markets Select Fund is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 2, 2012.

(10)		Not Applicable.

(11)	(a)

Opinion and consent of Chapman and Cutler LLP regarding legality of issuance of shares and other matters is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 filed with the Commission on July 23, 2018.

(b)

Opinion and consent of Morgan, Lewis & Bockius LLP regarding the legality of shares incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 filed with the Commission on July 23, 2018.

	(c)	Consent of Chapman and Cutler LLP is filed herewith.

	(d)	Consent of Morgan, Lewis, Bockius LLP is filed herewith.

(12)

Form of opinion of Chapman and Cutler LLP regarding tax matters is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 filed with the Commission on July 23, 2018.

(13)	Not Applicable.

(14)	Consent of PricewaterhouseCoopers LLP is filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney are incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 filed with the Commission on December 29, 2017.

(17)	Form of Proxy Card is filed herewith.

Item 17. Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Salt Lake City, and the State of Utah on the 27th day of July, 2018.

WASATCH FUNDS TRUST

By      /s/ Eric S. Bergeson

  Eric S. Bergeson.,

  President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Eric S. Bergeson Eric S. Bergeson	President and Trustee (principal executive officer)	July 27, 2018

/s/ Michael K. Yeates Michael K. Yeates	Treasurer (principal financial and accounting officer)	July 27, 2018

James U. Jensen* James U. Jensen, Esquire	Trustee	July 27, 2018

Miriam M. Allison* Miriam M. Allison	Trustee	July 27, 2018

Heikki Rinne* Heikki Rinne	Trustee	July 27, 2018

Kristen M. Fletcher* Kristen M. Fletcher	Trustee	July 27, 2018

*/s/ Russell L. Biles

Russell L. Biles

Attorney-in-Fact

July 27, 2018

*Signed pursuant to powers of attorney incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 filed with the Commission on December 29, 2017.

EXHIBIT LIST

EXHIBITS	EXHIBIT NO.
Consent of Chapman and Cutler LLP	EX-99.11(c)

Consent of Morgan, Lewis & Bockius LLP	EX-99.11(d)

Consent of PricewaterhouseCoopers LLP	EX-99.14

Form of Proxy Card	EX-99.17